UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2025

This report on Form N-CSR relates solely to the Registrant’s Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Diversified International K6 Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity International Discovery Fund, Fidelity International Discovery K6 Fund, Fidelity International Growth Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Total International Equity Fund, and Fidelity Worldwide Fund (the “Funds”).

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Pacific Basin Fund Fidelity® Pacific Basin Fund : FPBFX

This annual shareholder report contains information about Fidelity® Pacific Basin Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Pacific Basin Fund	$ 114	0.98%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, a non-benchmark allocation to the United States and an underweight in emerging markets contributed to the fund's performance versus the MSCI All Country Pacific Net MA Linked Index for the fiscal year.
•By sector, sector and industry positioning was the fund's primary contributor, led by an overweight in information technology. Picks in industrials, primarily within the commercial & professional services industry, also boosted relative performance. Also bolstering our relative result was an overweight in communication services, primarily within the media & entertainment industry.
•The top individual relative contributor was our stake in Kioxia Holdings (+292%). This was an investment we established this period. The company was one of the fund's largest holdings at period end. The second-largest relative contributor was our stake in Seagate Technology Holdings (+119%). This was a stake we established this period. A stake in Western Digital gained about 176% and notably helped. This was a position we established this period. All these contributors were non-benchmark positions.
•In contrast, from a regional standpoint, stock selection in emerging markets and a non-benchmark allocation to the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in materials. Also hurting our result were picks in financials and communication services.
•The largest individual relative detractor was an underweight in SK Hynix (+193%). The stock was not held at period end. The second-largest relative detractor was our non-benchmark stake in Ryman Healthcare (-58%). The stock was not held at period end. Not owning SoftBank Group, a benchmark component that gained 183%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the United States and a lower allocation to Japan. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and a higher allocation to communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Pacific Basin Fund	33.02%	9.14%	11.16%
MSCI AC (All Country) Pacific Index	29.39%	8.11%	7.95%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$994,651,484
Number of Holdings	106
Total Advisory Fee	$7,183,717
Portfolio Turnover	47%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	30.5
Financials	16.5
Communication Services	15.8
Industrials	13.6
Consumer Discretionary	11.9
Health Care	5.1
Materials	2.8
Consumer Staples	0.9
Real Estate	0.4
Energy	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.8
Preferred Stocks - 2.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 30.0
China - 25.2
Taiwan - 11.3
Korea (South) - 10.1
United States - 9.4
Australia - 5.6
Hong Kong - 3.6
Thailand - 1.8
Singapore - 1.2
Others - 1.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	10.4
Tencent Holdings Ltd	7.2
PDD Holdings Inc Class A ADR	2.8
Hitachi Ltd	2.7
Samsung Electronics Co Ltd	2.4
Nintendo Co Ltd	2.2
AIA Group Ltd	2.2
ORIX Corp	1.9
Kioxia Holdings Corp	1.9
Western Digital Corp	1.9
35.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913834.101    302-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Overseas Fund Fidelity® Overseas Fund : FOSFX

This annual shareholder report contains information about Fidelity® Overseas Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Overseas Fund	$ 73	0.67%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in Europe ex U.K. and a non-benchmark allocation to the United States detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result were stock picks in industrials and consumer discretionary.
•The fund's non-benchmark stake in Marsh & McLennan returned -17% and was the largest individual relative detractor. A second notable relative detractor this period was avoiding SoftBank Group, a benchmark component that gained 183%. Another notable relative detractor was our non-benchmark stake in Constellation Software (-13%).
•In contrast, from a regional standpoint, stock picking in Japan and an underweight in the Asia Pacific ex Japan region contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Security selection and an underweight in consumer staples, primarily within the food, beverage & tobacco industry, also boosted the fund's relative performance. Also helping our relative result was an overweight in industrials, primarily within the capital goods industry.
•The top individual relative contributor was an overweight in Rolls-Royce Holdings (+124%). The company was among our biggest holdings. The second-largest relative contributor was an overweight in Mitsubishi Heavy Industries (+115%), and we reduced our holdings of the stock. An overweight in CaixaBank (+84%) also contributed. The stock was one of the fund's largest holdings at period end.
•Notable changes in positioning include increased exposure to communication services and a lower allocation to health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Overseas Fund	18.10%	10.10%	8.28%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$7,431,137,047
Number of Holdings	89
Total Advisory Fee	$43,671,916
Portfolio Turnover	50%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	27.5
Financials	26.9
Information Technology	12.9
Materials	8.1
Consumer Discretionary	6.4
Health Care	5.2
Communication Services	5.2
Consumer Staples	3.9
Utilities	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.0
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 17.2
United States - 15.5
United Kingdom - 15.3
Germany - 11.2
France - 9.9
Spain - 6.8
Italy - 4.8
Netherlands - 3.3
Switzerland - 2.6
Others - 13.4

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	3.1
Banco Santander SA	2.8
Safran SA	2.7
Rolls-Royce Holdings PLC	2.7
Schneider Electric SE	2.6
SAP SE	2.5
Hoya Corp	2.1
CaixaBank SA	2.1
ASML Holding NV	2.1
Taiwan Semiconductor Manufacturing Co Ltd	2.1
24.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913806.101    94-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Overseas Fund Fidelity® Overseas Fund Class K : FOSKX

This annual shareholder report contains information about Fidelity® Overseas Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 64	0.59%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in Europe ex U.K. and a non-benchmark allocation to the United States detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result were stock picks in industrials and consumer discretionary.
•The fund's non-benchmark stake in Marsh & McLennan returned -17% and was the largest individual relative detractor. A second notable relative detractor this period was avoiding SoftBank Group, a benchmark component that gained 183%. Another notable relative detractor was our non-benchmark stake in Constellation Software (-13%).
•In contrast, from a regional standpoint, stock picking in Japan and an underweight in the Asia Pacific ex Japan region contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Security selection and an underweight in consumer staples, primarily within the food, beverage & tobacco industry, also boosted the fund's relative performance. Also helping our relative result was an overweight in industrials, primarily within the capital goods industry.
•The top individual relative contributor was an overweight in Rolls-Royce Holdings (+124%). The company was among our biggest holdings. The second-largest relative contributor was an overweight in Mitsubishi Heavy Industries (+115%), and we reduced our holdings of the stock. An overweight in CaixaBank (+84%) also contributed. The stock was one of the fund's largest holdings at period end.
•Notable changes in positioning include increased exposure to communication services and a lower allocation to health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	18.20%	10.21%	8.39%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$7,431,137,047
Number of Holdings	89
Total Advisory Fee	$43,671,916
Portfolio Turnover	50%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	27.5
Financials	26.9
Information Technology	12.9
Materials	8.1
Consumer Discretionary	6.4
Health Care	5.2
Communication Services	5.2
Consumer Staples	3.9
Utilities	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.0
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 17.2
United States - 15.5
United Kingdom - 15.3
Germany - 11.2
France - 9.9
Spain - 6.8
Italy - 4.8
Netherlands - 3.3
Switzerland - 2.6
Others - 13.4

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	3.1
Banco Santander SA	2.8
Safran SA	2.7
Rolls-Royce Holdings PLC	2.7
Schneider Electric SE	2.6
SAP SE	2.5
Hoya Corp	2.1
CaixaBank SA	2.1
ASML Holding NV	2.1
Taiwan Semiconductor Manufacturing Co Ltd	2.1
24.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913805.101    2099-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Nordic Fund Fidelity® Nordic Fund : FNORX

This annual shareholder report contains information about Fidelity® Nordic Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Nordic Fund	$ 91	0.86%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Europe ex U.K., primarily in Sweden, and a non-benchmark allocation to emerging markets contributed to the fund's performance versus the FTSE Capped Nordic Index (Uncapped through 9/30/09) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in industrials, primarily within the capital goods industry. An underweight in health care also boosted relative performance. Also contributing to our result was security selection in consumer discretionary. Lastly, the fund's position in cash contributed, and a weaker U.S. dollar helped equity performance in the Nordic region this period.
•The top individual relative contributor was an overweight in Saab (+168%). This period we decreased our investment in Saab. The stock was one of the fund's biggest holdings. The second-largest relative contributor was our non-benchmark stake in Haypp Group (+142%). Another notable relative contributor was an overweight in Sandvik (+59%). The company was among the fund's largest holdings.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., primarily in Finland, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Also hurting our result were stock picks in financials and materials.
•The largest individual relative detractor was an underweight in Swedbank (+65%). This was a position we established this period. The second-largest relative detractor this period was avoiding Skandinaviska Enskilda Banken, a benchmark component that gained 46%. Not owning Svenska Handelsbanken, a benchmark component that gained roughly 44%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to Finland and a lower allocation to Denmark. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Nordic Fund	10.19%	8.91%	9.12%
FTSE® Capped Nordic Index	6.65%	9.64%	8.55%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$328,403,519
Number of Holdings	61
Total Advisory Fee	$2,622,346
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	34.5
Financials	24.5
Health Care	12.8
Information Technology	10.2
Materials	5.2
Consumer Staples	2.9
Consumer Discretionary	2.6
Communication Services	2.4
Energy	1.8
Utilities	1.5
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.2
Short-Term Investments and Net Other Assets (Liabilities) - 0.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Sweden - 41.4
Denmark - 23.9
Finland - 13.1
Norway - 11.8
Taiwan - 2.5
United Kingdom - 2.2
United States - 1.2
Switzerland - 1.2
Germany - 1.1
Others - 1.6

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	8.7
Investor AB B Shares	6.0
Nordea Bank Abp (Sweden)	5.8
Sandvik AB	5.6
DSV A/S	5.0
Atlas Copco AB B Shares	4.6
Danske Bank A/S	4.1
DNB Bank ASA	3.2
Saab AB B Shares	3.1
Lagercrantz Group AB B Shares	2.5
48.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913875.101    342-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Japan Smaller Companies Fund Fidelity® Japan Smaller Companies Fund : FJSCX

This annual shareholder report contains information about Fidelity® Japan Smaller Companies Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Japan Smaller Companies Fund	$ 95	0.85%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in Japan contributed to the fund's performance versus the Russell/Nomura Mid Small Cap Japan Index (Gross) for the fiscal year.
•By sector, sector and industry positioning was the primary contributor, especially an underweight in health care. Stock picking in industrials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in IHI (+170%). The company was among the fund's biggest holdings, though we reduced the fund's holdings in the stock. The second-largest relative contributor was an overweight in Hokuhoku Financial Group (+131%). The stock was the fund's largest holding at period end. An overweight in Ibiden (+190%) also contributed. This period we decreased our stake in Ibiden.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the software & services industry. Picks and an underweight in utilities also hampered the fund's result. Also hurting our result was an overweight in energy.
•The biggest individual relative detractor this period was avoiding Fujikura, a benchmark component that gained 270%. Not owning NEC, a benchmark component that gained 111%, was the second-largest relative detractor. Our overweight stake in Kansai Electric Power (-27%) also detracted. The stock was not held at period end.
•By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Japan Smaller Companies Fund	24.29%	7.26%	7.79%
Russell/Nomura Mid-Small Cap™ Index	23.57%	8.05%	6.78%
MSCI Japan Index	25.34%	10.20%	7.70%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$395,491,746
Number of Holdings	88
Total Advisory Fee	$3,458,012
Portfolio Turnover	42%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.9
Information Technology	20.0
Consumer Discretionary	12.8
Financials	10.7
Materials	9.8
Consumer Staples	7.0
Communication Services	4.5
Real Estate	2.4
Energy	2.2
Health Care	1.8
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.9
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 98.9
United States - 1.1

TOP HOLDINGS (% of Fund's net assets)
Hokuhoku Financial Group Inc	2.7
IHI Corp	2.5
SWCC Corp	2.2
Sompo Holdings Inc	2.2
Visional Inc	2.1
Ebara Corp	2.0
Ajinomoto Co Inc	2.0
Asics Corp	2.0
Kewpie Corp	1.8
C Uyemura & Co Ltd	1.8
21.3
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913895.101    360-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Fund Fidelity® Japan Fund : FJPNX

This annual shareholder report contains information about Fidelity® Japan Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Japan Fund	$ 85	0.74%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan meaningfully contributed to the fund's performance versus the TOPIX Total Return Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials. Stock picks and an overweight in information technology also boosted relative performance. Also bolstering our relative result was stock picking in communication services.
•The top individual relative contributor was an overweight in Kioxia Holdings (+286%). This was an investment we established this period. The stock was among the fund's biggest holdings at period end. The second-largest relative contributor was an overweight in Ibiden (+188%). We modestly trimmed our stake this period. An overweight in IHI (+176%) also contributed. This period we decreased our investment in IHI.
•In contrast, the fund's biggest detractor from a sector perspective was security selection in financials, primarily within the banks industry. Picks and an overweight in materials also hampered the fund's result. Also detracting from our result were stock picks in real estate, primarily within the real estate management & development industry.
•The biggest individual relative detractor was an overweight in Shin-Etsu Chemical (-19%). The company was among our biggest holdings this period. The second-largest relative detractor was an overweight in Renesas Electronics (-10%). The stock was among the fund's 15-biggest holdings this period. An overweight in NIDEC (-41%) also hurt.
•By sector, meaningful changes in positioning include increased exposure to consumer staples and communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Japan Fund	31.23%	9.04%	9.04%
Tokyo Stock Price Index (TOPIX)	25.28%	10.07%	7.79%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$918,203,846
Number of Holdings	96
Total Advisory Fee	$4,822,918
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.2
Information Technology	19.3
Financials	13.6
Consumer Discretionary	12.3
Materials	7.3
Communication Services	6.4
Health Care	6.3
Consumer Staples	4.9
Real Estate	1.4
Energy	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 97.9
United States - 2.1

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	5.0
Sumitomo Mitsui Financial Group Inc	4.9
Sony Group Corp	3.6
Hoya Corp	3.0
ORIX Corp	2.8
Fujitsu Ltd	2.6
FUJIFILM Holdings Corp	2.6
Mitsubishi Heavy Industries Ltd	2.6
Kioxia Holdings Corp	2.5
SoftBank Group Corp	2.3
31.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913887.101    350-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Fund Fidelity Advisor® Japan Fund Class Z : FIQLX

This annual shareholder report contains information about Fidelity® Japan Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 74	0.64%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan meaningfully contributed to the fund's performance versus the TOPIX Total Return Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials. Stock picks and an overweight in information technology also boosted relative performance. Also bolstering our relative result was stock picking in communication services.
•The top individual relative contributor was an overweight in Kioxia Holdings (+286%). This was an investment we established this period. The stock was among the fund's biggest holdings at period end. The second-largest relative contributor was an overweight in Ibiden (+188%). We modestly trimmed our stake this period. An overweight in IHI (+176%) also contributed. This period we decreased our investment in IHI.
•In contrast, the fund's biggest detractor from a sector perspective was security selection in financials, primarily within the banks industry. Picks and an overweight in materials also hampered the fund's result. Also detracting from our result were stock picks in real estate, primarily within the real estate management & development industry.
•The biggest individual relative detractor was an overweight in Shin-Etsu Chemical (-19%). The company was among our biggest holdings this period. The second-largest relative detractor was an overweight in Renesas Electronics (-10%). The stock was among the fund's 15-biggest holdings this period. An overweight in NIDEC (-41%) also hurt.
•By sector, meaningful changes in positioning include increased exposure to consumer staples and communication services.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	31.38%	9.19%	8.31%
Tokyo Stock Price Index (TOPIX)	25.28%	10.07%	6.84%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$918,203,846
Number of Holdings	96
Total Advisory Fee	$4,822,918
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.2
Information Technology	19.3
Financials	13.6
Consumer Discretionary	12.3
Materials	7.3
Communication Services	6.4
Health Care	6.3
Consumer Staples	4.9
Real Estate	1.4
Energy	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 97.9
United States - 2.1

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	5.0
Sumitomo Mitsui Financial Group Inc	4.9
Sony Group Corp	3.6
Hoya Corp	3.0
ORIX Corp	2.8
Fujitsu Ltd	2.6
FUJIFILM Holdings Corp	2.6
Mitsubishi Heavy Industries Ltd	2.6
Kioxia Holdings Corp	2.5
SoftBank Group Corp	2.3
31.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913886.101    3270-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Fund Fidelity Advisor® Japan Fund Class M : FJPTX

This annual shareholder report contains information about Fidelity® Japan Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 148	1.28%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan meaningfully contributed to the fund's performance versus the TOPIX Total Return Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials. Stock picks and an overweight in information technology also boosted relative performance. Also bolstering our relative result was stock picking in communication services.
•The top individual relative contributor was an overweight in Kioxia Holdings (+286%). This was an investment we established this period. The stock was among the fund's biggest holdings at period end. The second-largest relative contributor was an overweight in Ibiden (+188%). We modestly trimmed our stake this period. An overweight in IHI (+176%) also contributed. This period we decreased our investment in IHI.
•In contrast, the fund's biggest detractor from a sector perspective was security selection in financials, primarily within the banks industry. Picks and an overweight in materials also hampered the fund's result. Also detracting from our result were stock picks in real estate, primarily within the real estate management & development industry.
•The biggest individual relative detractor was an overweight in Shin-Etsu Chemical (-19%). The company was among our biggest holdings this period. The second-largest relative detractor was an overweight in Renesas Electronics (-10%). The stock was among the fund's 15-biggest holdings this period. An overweight in NIDEC (-41%) also hurt.
•By sector, meaningful changes in positioning include increased exposure to consumer staples and communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	25.90%	7.66%	8.00%
Class M (without 3.50% sales charge)	30.47%	8.43%	8.39%
Tokyo Stock Price Index (TOPIX)	25.28%	10.07%	7.79%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$918,203,846
Number of Holdings	96
Total Advisory Fee	$4,822,918
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.2
Information Technology	19.3
Financials	13.6
Consumer Discretionary	12.3
Materials	7.3
Communication Services	6.4
Health Care	6.3
Consumer Staples	4.9
Real Estate	1.4
Energy	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 97.9
United States - 2.1

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	5.0
Sumitomo Mitsui Financial Group Inc	4.9
Sony Group Corp	3.6
Hoya Corp	3.0
ORIX Corp	2.8
Fujitsu Ltd	2.6
FUJIFILM Holdings Corp	2.6
Mitsubishi Heavy Industries Ltd	2.6
Kioxia Holdings Corp	2.5
SoftBank Group Corp	2.3
31.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913884.101    2259-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Fund Fidelity Advisor® Japan Fund Class I : FJPIX

This annual shareholder report contains information about Fidelity® Japan Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 91	0.78%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan meaningfully contributed to the fund's performance versus the TOPIX Total Return Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials. Stock picks and an overweight in information technology also boosted relative performance. Also bolstering our relative result was stock picking in communication services.
•The top individual relative contributor was an overweight in Kioxia Holdings (+286%). This was an investment we established this period. The stock was among the fund's biggest holdings at period end. The second-largest relative contributor was an overweight in Ibiden (+188%). We modestly trimmed our stake this period. An overweight in IHI (+176%) also contributed. This period we decreased our investment in IHI.
•In contrast, the fund's biggest detractor from a sector perspective was security selection in financials, primarily within the banks industry. Picks and an overweight in materials also hampered the fund's result. Also detracting from our result were stock picks in real estate, primarily within the real estate management & development industry.
•The biggest individual relative detractor was an overweight in Shin-Etsu Chemical (-19%). The company was among our biggest holdings this period. The second-largest relative detractor was an overweight in Renesas Electronics (-10%). The stock was among the fund's 15-biggest holdings this period. An overweight in NIDEC (-41%) also hurt.
•By sector, meaningful changes in positioning include increased exposure to consumer staples and communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	31.20%	9.05%	9.06%
Tokyo Stock Price Index (TOPIX)	25.28%	10.07%	7.79%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$918,203,846
Number of Holdings	96
Total Advisory Fee	$4,822,918
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.2
Information Technology	19.3
Financials	13.6
Consumer Discretionary	12.3
Materials	7.3
Communication Services	6.4
Health Care	6.3
Consumer Staples	4.9
Real Estate	1.4
Energy	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 97.9
United States - 2.1

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	5.0
Sumitomo Mitsui Financial Group Inc	4.9
Sony Group Corp	3.6
Hoya Corp	3.0
ORIX Corp	2.8
Fujitsu Ltd	2.6
FUJIFILM Holdings Corp	2.6
Mitsubishi Heavy Industries Ltd	2.6
Kioxia Holdings Corp	2.5
SoftBank Group Corp	2.3
31.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913885.101    2260-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Fund Fidelity Advisor® Japan Fund Class C : FJPCX

This annual shareholder report contains information about Fidelity® Japan Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 205	1.78%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan meaningfully contributed to the fund's performance versus the TOPIX Total Return Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials. Stock picks and an overweight in information technology also boosted relative performance. Also bolstering our relative result was stock picking in communication services.
•The top individual relative contributor was an overweight in Kioxia Holdings (+286%). This was an investment we established this period. The stock was among the fund's biggest holdings at period end. The second-largest relative contributor was an overweight in Ibiden (+188%). We modestly trimmed our stake this period. An overweight in IHI (+176%) also contributed. This period we decreased our investment in IHI.
•In contrast, the fund's biggest detractor from a sector perspective was security selection in financials, primarily within the banks industry. Picks and an overweight in materials also hampered the fund's result. Also detracting from our result were stock picks in real estate, primarily within the real estate management & development industry.
•The biggest individual relative detractor was an overweight in Shin-Etsu Chemical (-19%). The company was among our biggest holdings this period. The second-largest relative detractor was an overweight in Renesas Electronics (-10%). The stock was among the fund's 15-biggest holdings this period. An overweight in NIDEC (-41%) also hurt.
•By sector, meaningful changes in positioning include increased exposure to consumer staples and communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	28.84%	7.96%	8.11%
Class C	29.84%	7.96%	8.11%
Tokyo Stock Price Index (TOPIX)	25.28%	10.07%	7.79%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$918,203,846
Number of Holdings	96
Total Advisory Fee	$4,822,918
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.2
Information Technology	19.3
Financials	13.6
Consumer Discretionary	12.3
Materials	7.3
Communication Services	6.4
Health Care	6.3
Consumer Staples	4.9
Real Estate	1.4
Energy	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 97.9
United States - 2.1

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	5.0
Sumitomo Mitsui Financial Group Inc	4.9
Sony Group Corp	3.6
Hoya Corp	3.0
ORIX Corp	2.8
Fujitsu Ltd	2.6
FUJIFILM Holdings Corp	2.6
Mitsubishi Heavy Industries Ltd	2.6
Kioxia Holdings Corp	2.5
SoftBank Group Corp	2.3
31.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913883.101    2258-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Fund Fidelity Advisor® Japan Fund Class A : FPJAX

This annual shareholder report contains information about Fidelity® Japan Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 119	1.03%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan meaningfully contributed to the fund's performance versus the TOPIX Total Return Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials. Stock picks and an overweight in information technology also boosted relative performance. Also bolstering our relative result was stock picking in communication services.
•The top individual relative contributor was an overweight in Kioxia Holdings (+286%). This was an investment we established this period. The stock was among the fund's biggest holdings at period end. The second-largest relative contributor was an overweight in Ibiden (+188%). We modestly trimmed our stake this period. An overweight in IHI (+176%) also contributed. This period we decreased our investment in IHI.
•In contrast, the fund's biggest detractor from a sector perspective was security selection in financials, primarily within the banks industry. Picks and an overweight in materials also hampered the fund's result. Also detracting from our result were stock picks in real estate, primarily within the real estate management & development industry.
•The biggest individual relative detractor was an overweight in Shin-Etsu Chemical (-19%). The company was among our biggest holdings this period. The second-largest relative detractor was an overweight in Renesas Electronics (-10%). The stock was among the fund's 15-biggest holdings this period. An overweight in NIDEC (-41%) also hurt.
•By sector, meaningful changes in positioning include increased exposure to consumer staples and communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	23.26%	7.46%	8.08%
Class A (without 5.75% sales charge)	30.78%	8.74%	8.72%
Tokyo Stock Price Index (TOPIX)	25.28%	10.07%	7.79%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$918,203,846
Number of Holdings	96
Total Advisory Fee	$4,822,918
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.2
Information Technology	19.3
Financials	13.6
Consumer Discretionary	12.3
Materials	7.3
Communication Services	6.4
Health Care	6.3
Consumer Staples	4.9
Real Estate	1.4
Energy	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 97.9
United States - 2.1

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	5.0
Sumitomo Mitsui Financial Group Inc	4.9
Sony Group Corp	3.6
Hoya Corp	3.0
ORIX Corp	2.8
Fujitsu Ltd	2.6
FUJIFILM Holdings Corp	2.6
Mitsubishi Heavy Industries Ltd	2.6
Kioxia Holdings Corp	2.5
SoftBank Group Corp	2.3
31.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913882.101    2256-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Value Fund Fidelity® International Value Fund : FIVLX

This annual shareholder report contains information about Fidelity® International Value Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Value Fund	$ 93	0.80%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking and an underweight in Europe ex U.K., especially Germany, along with an overweight in the U.K., contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. An overweight in financials also boosted the fund's relative performance. Investment choices and an underweight in consumer staples, among food, beverage & tobacco stocks in particular, helped as well.
•The fund's non-benchmark stake in Rheinmetall gained roughly 282% and was the top individual relative contributor. The company was among our largest holdings. Outsized exposure to Banco Santander (+113%), one of our biggest holdings, helped as well. An overweight in Mitsubishi Heavy Industries (+110%) also contributed.
•In contrast, from a regional standpoint, stock picks in the U.K. and Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks in consumer discretionary also hampered the fund's result, as did investment choices and an overweight in materials.
•The fund's non-benchmark stake in Shin-Etsu Chemical returned -19% and was the biggest individual relative detractor. An overweight in Barratt Redrow (-11%) also hurt. Not owning Banco Bilbao Vizcaya Argentaria, a benchmark component that gained about 110%, was another relative detractor.
•Notable changes in geographic positioning included increased exposure to Switzerland and a lower allocation to Australia. By sector, meaningful shifts included increased exposure to health care and a lower allocation to information technology stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Value Fund	31.12%	17.76%	7.84%
MSCI EAFE Value Index	30.05%	17.15%	7.77%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,060,981,587
Number of Holdings	107
Total Advisory Fee	$16,692,682
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	39.6
Industrials	16.7
Materials	11.6
Energy	6.6
Health Care	6.0
Consumer Discretionary	5.1
Consumer Staples	4.2
Communication Services	3.5
Information Technology	3.1
Utilities	1.1
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.5
United Kingdom - 14.1
Germany - 14.0
United States - 13.1
France - 9.1
Italy - 4.2
Australia - 4.0
Spain - 3.8
Switzerland - 3.6
Others - 12.6

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.0
Banco Santander SA	3.0
Mitsubishi UFJ Financial Group Inc	2.5
Hitachi Ltd	2.3
Sumitomo Mitsui Financial Group Inc	2.2
Lloyds Banking Group PLC	2.2
AXA SA	2.2
Rheinmetall AG	2.0
CRH PLC	2.0
Zurich Insurance Group AG	1.9
23.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913936.101    1597-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Value Fund Fidelity Advisor® International Value Fund Class Z : FIQKX

This annual shareholder report contains information about Fidelity® International Value Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 84	0.73%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking and an underweight in Europe ex U.K., especially Germany, along with an overweight in the U.K., contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. An overweight in financials also boosted the fund's relative performance. Investment choices and an underweight in consumer staples, among food, beverage & tobacco stocks in particular, helped as well.
•The fund's non-benchmark stake in Rheinmetall gained roughly 282% and was the top individual relative contributor. The company was among our largest holdings. Outsized exposure to Banco Santander (+113%), one of our biggest holdings, helped as well. An overweight in Mitsubishi Heavy Industries (+110%) also contributed.
•In contrast, from a regional standpoint, stock picks in the U.K. and Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks in consumer discretionary also hampered the fund's result, as did investment choices and an overweight in materials.
•The fund's non-benchmark stake in Shin-Etsu Chemical returned -19% and was the biggest individual relative detractor. An overweight in Barratt Redrow (-11%) also hurt. Not owning Banco Bilbao Vizcaya Argentaria, a benchmark component that gained about 110%, was another relative detractor.
•Notable changes in geographic positioning included increased exposure to Switzerland and a lower allocation to Australia. By sector, meaningful shifts included increased exposure to health care and a lower allocation to information technology stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	31.21%	17.91%	9.55%
MSCI EAFE Value Index	30.05%	17.15%	8.59%
MSCI EAFE Index	23.38%	12.58%	8.13%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,060,981,587
Number of Holdings	107
Total Advisory Fee	$16,692,682
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	39.6
Industrials	16.7
Materials	11.6
Energy	6.6
Health Care	6.0
Consumer Discretionary	5.1
Consumer Staples	4.2
Communication Services	3.5
Information Technology	3.1
Utilities	1.1
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.5
United Kingdom - 14.1
Germany - 14.0
United States - 13.1
France - 9.1
Italy - 4.2
Australia - 4.0
Spain - 3.8
Switzerland - 3.6
Others - 12.6

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.0
Banco Santander SA	3.0
Mitsubishi UFJ Financial Group Inc	2.5
Hitachi Ltd	2.3
Sumitomo Mitsui Financial Group Inc	2.2
Lloyds Banking Group PLC	2.2
AXA SA	2.2
Rheinmetall AG	2.0
CRH PLC	2.0
Zurich Insurance Group AG	1.9
23.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913941.101    3269-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Value Fund Fidelity Advisor® International Value Fund Class M : FIVPX

This annual shareholder report contains information about Fidelity® International Value Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 154	1.34%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking and an underweight in Europe ex U.K., especially Germany, along with an overweight in the U.K., contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. An overweight in financials also boosted the fund's relative performance. Investment choices and an underweight in consumer staples, among food, beverage & tobacco stocks in particular, helped as well.
•The fund's non-benchmark stake in Rheinmetall gained roughly 282% and was the top individual relative contributor. The company was among our largest holdings. Outsized exposure to Banco Santander (+113%), one of our biggest holdings, helped as well. An overweight in Mitsubishi Heavy Industries (+110%) also contributed.
•In contrast, from a regional standpoint, stock picks in the U.K. and Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks in consumer discretionary also hampered the fund's result, as did investment choices and an overweight in materials.
•The fund's non-benchmark stake in Shin-Etsu Chemical returned -19% and was the biggest individual relative detractor. An overweight in Barratt Redrow (-11%) also hurt. Not owning Banco Bilbao Vizcaya Argentaria, a benchmark component that gained about 110%, was another relative detractor.
•Notable changes in geographic positioning included increased exposure to Switzerland and a lower allocation to Australia. By sector, meaningful shifts included increased exposure to health care and a lower allocation to information technology stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	25.81%	16.28%	6.82%
Class M (without 3.50% sales charge)	30.38%	17.11%	7.20%
MSCI EAFE Value Index	30.05%	17.15%	7.77%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,060,981,587
Number of Holdings	107
Total Advisory Fee	$16,692,682
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	39.6
Industrials	16.7
Materials	11.6
Energy	6.6
Health Care	6.0
Consumer Discretionary	5.1
Consumer Staples	4.2
Communication Services	3.5
Information Technology	3.1
Utilities	1.1
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.5
United Kingdom - 14.1
Germany - 14.0
United States - 13.1
France - 9.1
Italy - 4.2
Australia - 4.0
Spain - 3.8
Switzerland - 3.6
Others - 12.6

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.0
Banco Santander SA	3.0
Mitsubishi UFJ Financial Group Inc	2.5
Hitachi Ltd	2.3
Sumitomo Mitsui Financial Group Inc	2.2
Lloyds Banking Group PLC	2.2
AXA SA	2.2
Rheinmetall AG	2.0
CRH PLC	2.0
Zurich Insurance Group AG	1.9
23.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913939.101    1615-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Value Fund Fidelity Advisor® International Value Fund Class I : FIVQX

This annual shareholder report contains information about Fidelity® International Value Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 97	0.84%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking and an underweight in Europe ex U.K., especially Germany, along with an overweight in the U.K., contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. An overweight in financials also boosted the fund's relative performance. Investment choices and an underweight in consumer staples, among food, beverage & tobacco stocks in particular, helped as well.
•The fund's non-benchmark stake in Rheinmetall gained roughly 282% and was the top individual relative contributor. The company was among our largest holdings. Outsized exposure to Banco Santander (+113%), one of our biggest holdings, helped as well. An overweight in Mitsubishi Heavy Industries (+110%) also contributed.
•In contrast, from a regional standpoint, stock picks in the U.K. and Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks in consumer discretionary also hampered the fund's result, as did investment choices and an overweight in materials.
•The fund's non-benchmark stake in Shin-Etsu Chemical returned -19% and was the biggest individual relative detractor. An overweight in Barratt Redrow (-11%) also hurt. Not owning Banco Bilbao Vizcaya Argentaria, a benchmark component that gained about 110%, was another relative detractor.
•Notable changes in geographic positioning included increased exposure to Switzerland and a lower allocation to Australia. By sector, meaningful shifts included increased exposure to health care and a lower allocation to information technology stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	31.05%	17.73%	7.77%
MSCI EAFE Value Index	30.05%	17.15%	7.77%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,060,981,587
Number of Holdings	107
Total Advisory Fee	$16,692,682
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	39.6
Industrials	16.7
Materials	11.6
Energy	6.6
Health Care	6.0
Consumer Discretionary	5.1
Consumer Staples	4.2
Communication Services	3.5
Information Technology	3.1
Utilities	1.1
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.5
United Kingdom - 14.1
Germany - 14.0
United States - 13.1
France - 9.1
Italy - 4.2
Australia - 4.0
Spain - 3.8
Switzerland - 3.6
Others - 12.6

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.0
Banco Santander SA	3.0
Mitsubishi UFJ Financial Group Inc	2.5
Hitachi Ltd	2.3
Sumitomo Mitsui Financial Group Inc	2.2
Lloyds Banking Group PLC	2.2
AXA SA	2.2
Rheinmetall AG	2.0
CRH PLC	2.0
Zurich Insurance Group AG	1.9
23.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913940.101    1616-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Value Fund Fidelity Advisor® International Value Fund Class C : FIVOX

This annual shareholder report contains information about Fidelity® International Value Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 210	1.83%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking and an underweight in Europe ex U.K., especially Germany, along with an overweight in the U.K., contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. An overweight in financials also boosted the fund's relative performance. Investment choices and an underweight in consumer staples, among food, beverage & tobacco stocks in particular, helped as well.
•The fund's non-benchmark stake in Rheinmetall gained roughly 282% and was the top individual relative contributor. The company was among our largest holdings. Outsized exposure to Banco Santander (+113%), one of our biggest holdings, helped as well. An overweight in Mitsubishi Heavy Industries (+110%) also contributed.
•In contrast, from a regional standpoint, stock picks in the U.K. and Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks in consumer discretionary also hampered the fund's result, as did investment choices and an overweight in materials.
•The fund's non-benchmark stake in Shin-Etsu Chemical returned -19% and was the biggest individual relative detractor. An overweight in Barratt Redrow (-11%) also hurt. Not owning Banco Bilbao Vizcaya Argentaria, a benchmark component that gained about 110%, was another relative detractor.
•Notable changes in geographic positioning included increased exposure to Switzerland and a lower allocation to Australia. By sector, meaningful shifts included increased exposure to health care and a lower allocation to information technology stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	28.70%	16.54%	6.83%
Class C	29.70%	16.54%	6.83%
MSCI EAFE Value Index	30.05%	17.15%	7.77%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,060,981,587
Number of Holdings	107
Total Advisory Fee	$16,692,682
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	39.6
Industrials	16.7
Materials	11.6
Energy	6.6
Health Care	6.0
Consumer Discretionary	5.1
Consumer Staples	4.2
Communication Services	3.5
Information Technology	3.1
Utilities	1.1
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.5
United Kingdom - 14.1
Germany - 14.0
United States - 13.1
France - 9.1
Italy - 4.2
Australia - 4.0
Spain - 3.8
Switzerland - 3.6
Others - 12.6

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.0
Banco Santander SA	3.0
Mitsubishi UFJ Financial Group Inc	2.5
Hitachi Ltd	2.3
Sumitomo Mitsui Financial Group Inc	2.2
Lloyds Banking Group PLC	2.2
AXA SA	2.2
Rheinmetall AG	2.0
CRH PLC	2.0
Zurich Insurance Group AG	1.9
23.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913938.101    1614-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Value Fund Fidelity Advisor® International Value Fund Class A : FIVMX

This annual shareholder report contains information about Fidelity® International Value Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 126	1.09%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking and an underweight in Europe ex U.K., especially Germany, along with an overweight in the U.K., contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. An overweight in financials also boosted the fund's relative performance. Investment choices and an underweight in consumer staples, among food, beverage & tobacco stocks in particular, helped as well.
•The fund's non-benchmark stake in Rheinmetall gained roughly 282% and was the top individual relative contributor. The company was among our largest holdings. Outsized exposure to Banco Santander (+113%), one of our biggest holdings, helped as well. An overweight in Mitsubishi Heavy Industries (+110%) also contributed.
•In contrast, from a regional standpoint, stock picks in the U.K. and Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks in consumer discretionary also hampered the fund's result, as did investment choices and an overweight in materials.
•The fund's non-benchmark stake in Shin-Etsu Chemical returned -19% and was the biggest individual relative detractor. An overweight in Barratt Redrow (-11%) also hurt. Not owning Banco Bilbao Vizcaya Argentaria, a benchmark component that gained about 110%, was another relative detractor.
•Notable changes in geographic positioning included increased exposure to Switzerland and a lower allocation to Australia. By sector, meaningful shifts included increased exposure to health care and a lower allocation to information technology stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	23.23%	16.03%	6.87%
Class A (without 5.75% sales charge)	30.75%	17.42%	7.51%
MSCI EAFE Value Index	30.05%	17.15%	7.77%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,060,981,587
Number of Holdings	107
Total Advisory Fee	$16,692,682
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	39.6
Industrials	16.7
Materials	11.6
Energy	6.6
Health Care	6.0
Consumer Discretionary	5.1
Consumer Staples	4.2
Communication Services	3.5
Information Technology	3.1
Utilities	1.1
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.5
United Kingdom - 14.1
Germany - 14.0
United States - 13.1
France - 9.1
Italy - 4.2
Australia - 4.0
Spain - 3.8
Switzerland - 3.6
Others - 12.6

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.0
Banco Santander SA	3.0
Mitsubishi UFJ Financial Group Inc	2.5
Hitachi Ltd	2.3
Sumitomo Mitsui Financial Group Inc	2.2
Lloyds Banking Group PLC	2.2
AXA SA	2.2
Rheinmetall AG	2.0
CRH PLC	2.0
Zurich Insurance Group AG	1.9
23.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913937.101    1612-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® International Small Cap Opportunities Fund Fidelity® International Small Cap Opportunities Fund : FSCOX

This annual shareholder report contains information about Fidelity® International Small Cap Opportunities Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Small Cap Opportunities Fund	$ 104	0.94%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in Japan and an overweight in Europe ex U.K. detracted from the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within communication services, where our picks among media & entertainment stocks hurt most. Investment choices and an underweight in financials also hampered the fund's result. Security selection in industrials, primarily within the capital goods industry, hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in CTS Eventim (-13%), one the fund's largest holdings. Out-of-benchmark benchmark exposure to Morningstar (-35%) also hurt, though we decreased our position the past 12 months. An overweight in Aalberts (-9%) was another negative. The company was among our largest holdings this period.
•In contrast, from a regional standpoint, picks in Europe ex U.K. and the U.K. contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in information technology, primarily within the technology hardware & equipment industry. Investment choices and an underweight in health care also boosted the fund's relative performance, as did an underweight in real estate, equity real estate investment trusts in particular.
•The top individual relative contributor was our non-benchmark stake in Rheinmetall (+268%), though we decreased our investment in the stock. A stake in Spectris (+71%) also helped. While the stock was no longer held at period end, the firm was among our largest holdings this period. A non-benchmark position in BE Semiconductor Industries gained roughly 63%, adding further value relative to the benchmark. The company was among our biggest holdings at period end.
•Notable changes in geographic positioning included lower allocations to Europe and the United States. By sector, meaningful shifts included decreased exposure to multi-sector holdings and a higher allocation to financials stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Small Cap Opportunities Fund	20.99%	7.58%	8.30%
MSCI EAFE Small Cap Index	24.78%	9.26%	7.38%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,550,406,990
Number of Holdings	191
Total Advisory Fee	$12,837,773
Portfolio Turnover	53%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.7
Information Technology	18.2
Consumer Discretionary	13.1
Financials	9.4
Communication Services	6.3
Materials	5.8
Consumer Staples	4.3
Health Care	3.4
Real Estate	3.2
Energy	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.3
International Equity Funds - 1.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 30.3
United Kingdom - 17.1
Sweden - 10.9
Germany - 5.3
Canada - 4.5
Netherlands - 4.3
United States - 3.9
France - 3.7
Italy - 3.5
Others - 16.5

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	3.4
AddTech AB B Shares	3.3
Azbil Corp	3.2
Interpump Group SpA	2.8
Games Workshop Group PLC	2.6
BE Semiconductor Industries NV	2.4
KBC Ancora	2.3
Howden Joinery Group PLC	2.2
CTS Eventim AG & Co KGaA	1.8
InterContinental Hotels Group PLC ADR	1.8
25.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913934.101    1504-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® International Small Cap Opportunities Fund Fidelity Advisor® International Small Cap Opportunities Fund Class Z : FIQJX

This annual shareholder report contains information about Fidelity® International Small Cap Opportunities Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 95	0.86%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in Japan and an overweight in Europe ex U.K. detracted from the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within communication services, where our picks among media & entertainment stocks hurt most. Investment choices and an underweight in financials also hampered the fund's result. Security selection in industrials, primarily within the capital goods industry, hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in CTS Eventim (-13%), one the fund's largest holdings. Out-of-benchmark benchmark exposure to Morningstar (-35%) also hurt, though we decreased our position the past 12 months. An overweight in Aalberts (-9%) was another negative. The company was among our largest holdings this period.
•In contrast, from a regional standpoint, picks in Europe ex U.K. and the U.K. contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in information technology, primarily within the technology hardware & equipment industry. Investment choices and an underweight in health care also boosted the fund's relative performance, as did an underweight in real estate, equity real estate investment trusts in particular.
•The top individual relative contributor was our non-benchmark stake in Rheinmetall (+268%), though we decreased our investment in the stock. A stake in Spectris (+71%) also helped. While the stock was no longer held at period end, the firm was among our largest holdings this period. A non-benchmark position in BE Semiconductor Industries gained roughly 63%, adding further value relative to the benchmark. The company was among our biggest holdings at period end.
•Notable changes in geographic positioning included lower allocations to Europe and the United States. By sector, meaningful shifts included decreased exposure to multi-sector holdings and a higher allocation to financials stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	21.08%	7.69%	7.47%
MSCI EAFE Small Cap Index	24.78%	9.26%	6.11%
MSCI EAFE Index	23.38%	12.58%	8.13%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,550,406,990
Number of Holdings	191
Total Advisory Fee	$12,837,773
Portfolio Turnover	53%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.7
Information Technology	18.2
Consumer Discretionary	13.1
Financials	9.4
Communication Services	6.3
Materials	5.8
Consumer Staples	4.3
Health Care	3.4
Real Estate	3.2
Energy	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.3
International Equity Funds - 1.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 30.3
United Kingdom - 17.1
Sweden - 10.9
Germany - 5.3
Canada - 4.5
Netherlands - 4.3
United States - 3.9
France - 3.7
Italy - 3.5
Others - 16.5

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	3.4
AddTech AB B Shares	3.3
Azbil Corp	3.2
Interpump Group SpA	2.8
Games Workshop Group PLC	2.6
BE Semiconductor Industries NV	2.4
KBC Ancora	2.3
Howden Joinery Group PLC	2.2
CTS Eventim AG & Co KGaA	1.8
InterContinental Hotels Group PLC ADR	1.8
25.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913935.101    3268-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® International Small Cap Opportunities Fund Fidelity Advisor® International Small Cap Opportunities Fund Class M : FOPTX

This annual shareholder report contains information about Fidelity® International Small Cap Opportunities Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 164	1.49%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in Japan and an overweight in Europe ex U.K. detracted from the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within communication services, where our picks among media & entertainment stocks hurt most. Investment choices and an underweight in financials also hampered the fund's result. Security selection in industrials, primarily within the capital goods industry, hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in CTS Eventim (-13%), one the fund's largest holdings. Out-of-benchmark benchmark exposure to Morningstar (-35%) also hurt, though we decreased our position the past 12 months. An overweight in Aalberts (-9%) was another negative. The company was among our largest holdings this period.
•In contrast, from a regional standpoint, picks in Europe ex U.K. and the U.K. contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in information technology, primarily within the technology hardware & equipment industry. Investment choices and an underweight in health care also boosted the fund's relative performance, as did an underweight in real estate, equity real estate investment trusts in particular.
•The top individual relative contributor was our non-benchmark stake in Rheinmetall (+268%), though we decreased our investment in the stock. A stake in Spectris (+71%) also helped. While the stock was no longer held at period end, the firm was among our largest holdings this period. A non-benchmark position in BE Semiconductor Industries gained roughly 63%, adding further value relative to the benchmark. The company was among our biggest holdings at period end.
•Notable changes in geographic positioning included lower allocations to Europe and the United States. By sector, meaningful shifts included decreased exposure to multi-sector holdings and a higher allocation to financials stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	16.08%	6.22%	7.30%
Class M (without 3.50% sales charge)	20.29%	6.98%	7.68%
MSCI EAFE Small Cap Index	24.78%	9.26%	7.38%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,550,406,990
Number of Holdings	191
Total Advisory Fee	$12,837,773
Portfolio Turnover	53%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.7
Information Technology	18.2
Consumer Discretionary	13.1
Financials	9.4
Communication Services	6.3
Materials	5.8
Consumer Staples	4.3
Health Care	3.4
Real Estate	3.2
Energy	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.3
International Equity Funds - 1.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 30.3
United Kingdom - 17.1
Sweden - 10.9
Germany - 5.3
Canada - 4.5
Netherlands - 4.3
United States - 3.9
France - 3.7
Italy - 3.5
Others - 16.5

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	3.4
AddTech AB B Shares	3.3
Azbil Corp	3.2
Interpump Group SpA	2.8
Games Workshop Group PLC	2.6
BE Semiconductor Industries NV	2.4
KBC Ancora	2.3
Howden Joinery Group PLC	2.2
CTS Eventim AG & Co KGaA	1.8
InterContinental Hotels Group PLC ADR	1.8
25.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913932.101    1484-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® International Small Cap Opportunities Fund Fidelity Advisor® International Small Cap Opportunities Fund Class I : FOPIX

This annual shareholder report contains information about Fidelity® International Small Cap Opportunities Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 110	1.00%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in Japan and an overweight in Europe ex U.K. detracted from the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within communication services, where our picks among media & entertainment stocks hurt most. Investment choices and an underweight in financials also hampered the fund's result. Security selection in industrials, primarily within the capital goods industry, hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in CTS Eventim (-13%), one the fund's largest holdings. Out-of-benchmark benchmark exposure to Morningstar (-35%) also hurt, though we decreased our position the past 12 months. An overweight in Aalberts (-9%) was another negative. The company was among our largest holdings this period.
•In contrast, from a regional standpoint, picks in Europe ex U.K. and the U.K. contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in information technology, primarily within the technology hardware & equipment industry. Investment choices and an underweight in health care also boosted the fund's relative performance, as did an underweight in real estate, equity real estate investment trusts in particular.
•The top individual relative contributor was our non-benchmark stake in Rheinmetall (+268%), though we decreased our investment in the stock. A stake in Spectris (+71%) also helped. While the stock was no longer held at period end, the firm was among our largest holdings this period. A non-benchmark position in BE Semiconductor Industries gained roughly 63%, adding further value relative to the benchmark. The company was among our biggest holdings at period end.
•Notable changes in geographic positioning included lower allocations to Europe and the United States. By sector, meaningful shifts included decreased exposure to multi-sector holdings and a higher allocation to financials stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	20.89%	7.54%	8.27%
MSCI EAFE Small Cap Index	24.78%	9.26%	7.38%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,550,406,990
Number of Holdings	191
Total Advisory Fee	$12,837,773
Portfolio Turnover	53%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.7
Information Technology	18.2
Consumer Discretionary	13.1
Financials	9.4
Communication Services	6.3
Materials	5.8
Consumer Staples	4.3
Health Care	3.4
Real Estate	3.2
Energy	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.3
International Equity Funds - 1.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 30.3
United Kingdom - 17.1
Sweden - 10.9
Germany - 5.3
Canada - 4.5
Netherlands - 4.3
United States - 3.9
France - 3.7
Italy - 3.5
Others - 16.5

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	3.4
AddTech AB B Shares	3.3
Azbil Corp	3.2
Interpump Group SpA	2.8
Games Workshop Group PLC	2.6
BE Semiconductor Industries NV	2.4
KBC Ancora	2.3
Howden Joinery Group PLC	2.2
CTS Eventim AG & Co KGaA	1.8
InterContinental Hotels Group PLC ADR	1.8
25.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913933.101    1485-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® International Small Cap Opportunities Fund Fidelity Advisor® International Small Cap Opportunities Fund Class C : FOPCX

This annual shareholder report contains information about Fidelity® International Small Cap Opportunities Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 218	1.99%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in Japan and an overweight in Europe ex U.K. detracted from the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within communication services, where our picks among media & entertainment stocks hurt most. Investment choices and an underweight in financials also hampered the fund's result. Security selection in industrials, primarily within the capital goods industry, hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in CTS Eventim (-13%), one the fund's largest holdings. Out-of-benchmark benchmark exposure to Morningstar (-35%) also hurt, though we decreased our position the past 12 months. An overweight in Aalberts (-9%) was another negative. The company was among our largest holdings this period.
•In contrast, from a regional standpoint, picks in Europe ex U.K. and the U.K. contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in information technology, primarily within the technology hardware & equipment industry. Investment choices and an underweight in health care also boosted the fund's relative performance, as did an underweight in real estate, equity real estate investment trusts in particular.
•The top individual relative contributor was our non-benchmark stake in Rheinmetall (+268%), though we decreased our investment in the stock. A stake in Spectris (+71%) also helped. While the stock was no longer held at period end, the firm was among our largest holdings this period. A non-benchmark position in BE Semiconductor Industries gained roughly 63%, adding further value relative to the benchmark. The company was among our biggest holdings at period end.
•Notable changes in geographic positioning included lower allocations to Europe and the United States. By sector, meaningful shifts included decreased exposure to multi-sector holdings and a higher allocation to financials stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	18.66%	6.44%	7.31%
Class C	19.66%	6.44%	7.31%
MSCI EAFE Small Cap Index	24.78%	9.26%	7.38%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,550,406,990
Number of Holdings	191
Total Advisory Fee	$12,837,773
Portfolio Turnover	53%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.7
Information Technology	18.2
Consumer Discretionary	13.1
Financials	9.4
Communication Services	6.3
Materials	5.8
Consumer Staples	4.3
Health Care	3.4
Real Estate	3.2
Energy	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.3
International Equity Funds - 1.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 30.3
United Kingdom - 17.1
Sweden - 10.9
Germany - 5.3
Canada - 4.5
Netherlands - 4.3
United States - 3.9
France - 3.7
Italy - 3.5
Others - 16.5

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	3.4
AddTech AB B Shares	3.3
Azbil Corp	3.2
Interpump Group SpA	2.8
Games Workshop Group PLC	2.6
BE Semiconductor Industries NV	2.4
KBC Ancora	2.3
Howden Joinery Group PLC	2.2
CTS Eventim AG & Co KGaA	1.8
InterContinental Hotels Group PLC ADR	1.8
25.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913931.101    1483-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® International Small Cap Opportunities Fund Fidelity Advisor® International Small Cap Opportunities Fund Class A : FOPAX

This annual shareholder report contains information about Fidelity® International Small Cap Opportunities Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 136	1.24%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in Japan and an overweight in Europe ex U.K. detracted from the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within communication services, where our picks among media & entertainment stocks hurt most. Investment choices and an underweight in financials also hampered the fund's result. Security selection in industrials, primarily within the capital goods industry, hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in CTS Eventim (-13%), one the fund's largest holdings. Out-of-benchmark benchmark exposure to Morningstar (-35%) also hurt, though we decreased our position the past 12 months. An overweight in Aalberts (-9%) was another negative. The company was among our largest holdings this period.
•In contrast, from a regional standpoint, picks in Europe ex U.K. and the U.K. contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in information technology, primarily within the technology hardware & equipment industry. Investment choices and an underweight in health care also boosted the fund's relative performance, as did an underweight in real estate, equity real estate investment trusts in particular.
•The top individual relative contributor was our non-benchmark stake in Rheinmetall (+268%), though we decreased our investment in the stock. A stake in Spectris (+71%) also helped. While the stock was no longer held at period end, the firm was among our largest holdings this period. A non-benchmark position in BE Semiconductor Industries gained roughly 63%, adding further value relative to the benchmark. The company was among our biggest holdings at period end.
•Notable changes in geographic positioning included lower allocations to Europe and the United States. By sector, meaningful shifts included decreased exposure to multi-sector holdings and a higher allocation to financials stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	13.63%	5.98%	7.34%
Class A (without 5.75% sales charge)	20.56%	7.25%	7.98%
MSCI EAFE Small Cap Index	24.78%	9.26%	7.38%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,550,406,990
Number of Holdings	191
Total Advisory Fee	$12,837,773
Portfolio Turnover	53%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.7
Information Technology	18.2
Consumer Discretionary	13.1
Financials	9.4
Communication Services	6.3
Materials	5.8
Consumer Staples	4.3
Health Care	3.4
Real Estate	3.2
Energy	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.3
International Equity Funds - 1.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 30.3
United Kingdom - 17.1
Sweden - 10.9
Germany - 5.3
Canada - 4.5
Netherlands - 4.3
United States - 3.9
France - 3.7
Italy - 3.5
Others - 16.5

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	3.4
AddTech AB B Shares	3.3
Azbil Corp	3.2
Interpump Group SpA	2.8
Games Workshop Group PLC	2.6
BE Semiconductor Industries NV	2.4
KBC Ancora	2.3
Howden Joinery Group PLC	2.2
CTS Eventim AG & Co KGaA	1.8
InterContinental Hotels Group PLC ADR	1.8
25.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913930.101    1481-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Fund Fidelity® International Small Cap Fund : FISMX

This annual shareholder report contains information about Fidelity® International Small Cap Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Small Cap Fund	$ 98	0.90%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K., along with stock picks and an underweight in Canada, detracted from the fund's performance versus the Fidelity International Small Cap Fund Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within materials. Also hurting our result were investment choices in information technology and real estate.
•The biggest individual relative detractor was an overweight in Ashtead Technology Holdings (-39%), followed by outsized exposure to RHI Magnesita (-30%). An overweight in International Games System (-26%) also hurt.
•In contrast, from a regional standpoint, an underweight in emerging markets, especially India, in addition to picks and an overweight in Europe ex U.K., primarily in Germany, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark were investment choices in industrials, particularly among capital goods firms. An underweight in real estate and an overweight in financials, primarily within the insurance industry, also boosted the fund's relative performance.
•The top individual relative contributor was Rheinmetall (+262%). We decreased exposure to the stock however the company was among our biggest holdings this period. The second-largest relative contributor was Precision Tsugami China (+270%). A stake in Metlen Energy & Metals gained approximately 88% and helped as well, though the stock was not held at period end. All these contributors were non-benchmark positions.
•Notable changes in geographic positioning included increased exposure to China and a lower allocation to the United Kingdom. By sector, meaningful shifts included increased exposure to health care and a lower allocation to communication services stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Small Cap Fund	17.79%	10.70%	8.16%
MSCI ACWI (All Country World Index) ex USA Small Cap Index	22.77%	10.76%	7.91%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$5,286,880,296
Number of Holdings	195
Total Advisory Fee	$43,259,231
Portfolio Turnover	24%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	23.0
Financials	16.1
Information Technology	10.6
Consumer Discretionary	10.5
Consumer Staples	8.1
Materials	7.5
Health Care	6.7
Real Estate	5.6
Communication Services	3.8
Energy	3.2
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.8
Short-Term Investments and Net Other Assets (Liabilities) - 4.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 25.8
United Kingdom - 13.0
United States - 5.9
China - 4.7
Canada - 4.3
Taiwan - 3.7
Italy - 3.6
Spain - 3.0
Mexico - 3.0
Others - 33.0

TOP HOLDINGS (% of Fund's net assets)
Ebara Corp	1.2
Fuji Electric Co Ltd	1.0
Shriram Finance Ltd	1.0
Logista Integral SA	1.0
Tripod Technology Corp	1.0
Kawasaki Heavy Industries Ltd	1.0
Lassonde Industries Inc Class A	0.9
NOF Corp	0.9
Richter Gedeon Nyrt	0.9
Kamigumi Co Ltd	0.9
9.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Operating expenses
  Performance adjustment fee
  Management fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913915.101    818-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Fund Fidelity Advisor® International Small Cap Fund Class Z : FIQIX

This annual shareholder report contains information about Fidelity® International Small Cap Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 90	0.83%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K., along with stock picks and an underweight in Canada, detracted from the fund's performance versus the Fidelity International Small Cap Fund Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within materials. Also hurting our result were investment choices in information technology and real estate.
•The biggest individual relative detractor was an overweight in Ashtead Technology Holdings (-39%), followed by outsized exposure to RHI Magnesita (-30%). An overweight in International Games System (-26%) also hurt.
•In contrast, from a regional standpoint, an underweight in emerging markets, especially India, in addition to picks and an overweight in Europe ex U.K., primarily in Germany, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark were investment choices in industrials, particularly among capital goods firms. An underweight in real estate and an overweight in financials, primarily within the insurance industry, also boosted the fund's relative performance.
•The top individual relative contributor was Rheinmetall (+262%). We decreased exposure to the stock however the company was among our biggest holdings this period. The second-largest relative contributor was Precision Tsugami China (+270%). A stake in Metlen Energy & Metals gained approximately 88% and helped as well, though the stock was not held at period end. All these contributors were non-benchmark positions.
•Notable changes in geographic positioning included increased exposure to China and a lower allocation to the United Kingdom. By sector, meaningful shifts included increased exposure to health care and a lower allocation to communication services stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	17.86%	10.83%	6.94%
MSCI ACWI (All Country World Index) ex USA Small Cap Index	22.77%	10.76%	7.33%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$5,286,880,296
Number of Holdings	195
Total Advisory Fee	$43,259,231
Portfolio Turnover	24%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	23.0
Financials	16.1
Information Technology	10.6
Consumer Discretionary	10.5
Consumer Staples	8.1
Materials	7.5
Health Care	6.7
Real Estate	5.6
Communication Services	3.8
Energy	3.2
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.8
Short-Term Investments and Net Other Assets (Liabilities) - 4.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 25.8
United Kingdom - 13.0
United States - 5.9
China - 4.7
Canada - 4.3
Taiwan - 3.7
Italy - 3.6
Spain - 3.0
Mexico - 3.0
Others - 33.0

TOP HOLDINGS (% of Fund's net assets)
Ebara Corp	1.2
Fuji Electric Co Ltd	1.0
Shriram Finance Ltd	1.0
Logista Integral SA	1.0
Tripod Technology Corp	1.0
Kawasaki Heavy Industries Ltd	1.0
Lassonde Industries Inc Class A	0.9
NOF Corp	0.9
Richter Gedeon Nyrt	0.9
Kamigumi Co Ltd	0.9
9.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Operating expenses
  Performance adjustment fee
  Management fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913914.101    3267-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Fund Fidelity Advisor® International Small Cap Fund Class M : FTISX

This annual shareholder report contains information about Fidelity® International Small Cap Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 157	1.45%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K., along with stock picks and an underweight in Canada, detracted from the fund's performance versus the Fidelity International Small Cap Fund Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within materials. Also hurting our result were investment choices in information technology and real estate.
•The biggest individual relative detractor was an overweight in Ashtead Technology Holdings (-39%), followed by outsized exposure to RHI Magnesita (-30%). An overweight in International Games System (-26%) also hurt.
•In contrast, from a regional standpoint, an underweight in emerging markets, especially India, in addition to picks and an overweight in Europe ex U.K., primarily in Germany, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark were investment choices in industrials, particularly among capital goods firms. An underweight in real estate and an overweight in financials, primarily within the insurance industry, also boosted the fund's relative performance.
•The top individual relative contributor was Rheinmetall (+262%). We decreased exposure to the stock however the company was among our biggest holdings this period. The second-largest relative contributor was Precision Tsugami China (+270%). A stake in Metlen Energy & Metals gained approximately 88% and helped as well, though the stock was not held at period end. All these contributors were non-benchmark positions.
•Notable changes in geographic positioning included increased exposure to China and a lower allocation to the United Kingdom. By sector, meaningful shifts included increased exposure to health care and a lower allocation to communication services stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	13.03%	9.32%	7.17%
Class M (without 3.50% sales charge)	17.13%	10.10%	7.55%
MSCI ACWI (All Country World Index) ex USA Small Cap Index	22.77%	10.76%	7.91%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$5,286,880,296
Number of Holdings	195
Total Advisory Fee	$43,259,231
Portfolio Turnover	24%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	23.0
Financials	16.1
Information Technology	10.6
Consumer Discretionary	10.5
Consumer Staples	8.1
Materials	7.5
Health Care	6.7
Real Estate	5.6
Communication Services	3.8
Energy	3.2
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.8
Short-Term Investments and Net Other Assets (Liabilities) - 4.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 25.8
United Kingdom - 13.0
United States - 5.9
China - 4.7
Canada - 4.3
Taiwan - 3.7
Italy - 3.6
Spain - 3.0
Mexico - 3.0
Others - 33.0

TOP HOLDINGS (% of Fund's net assets)
Ebara Corp	1.2
Fuji Electric Co Ltd	1.0
Shriram Finance Ltd	1.0
Logista Integral SA	1.0
Tripod Technology Corp	1.0
Kawasaki Heavy Industries Ltd	1.0
Lassonde Industries Inc Class A	0.9
NOF Corp	0.9
Richter Gedeon Nyrt	0.9
Kamigumi Co Ltd	0.9
9.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Operating expenses
  Performance adjustment fee
  Management fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913912.101    1261-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Fund Fidelity Advisor® International Small Cap Fund Class I : FIXIX

This annual shareholder report contains information about Fidelity® International Small Cap Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 103	0.95%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K., along with stock picks and an underweight in Canada, detracted from the fund's performance versus the Fidelity International Small Cap Fund Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within materials. Also hurting our result were investment choices in information technology and real estate.
•The biggest individual relative detractor was an overweight in Ashtead Technology Holdings (-39%), followed by outsized exposure to RHI Magnesita (-30%). An overweight in International Games System (-26%) also hurt.
•In contrast, from a regional standpoint, an underweight in emerging markets, especially India, in addition to picks and an overweight in Europe ex U.K., primarily in Germany, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark were investment choices in industrials, particularly among capital goods firms. An underweight in real estate and an overweight in financials, primarily within the insurance industry, also boosted the fund's relative performance.
•The top individual relative contributor was Rheinmetall (+262%). We decreased exposure to the stock however the company was among our biggest holdings this period. The second-largest relative contributor was Precision Tsugami China (+270%). A stake in Metlen Energy & Metals gained approximately 88% and helped as well, though the stock was not held at period end. All these contributors were non-benchmark positions.
•Notable changes in geographic positioning included increased exposure to China and a lower allocation to the United Kingdom. By sector, meaningful shifts included increased exposure to health care and a lower allocation to communication services stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	17.73%	10.69%	8.15%
MSCI ACWI (All Country World Index) ex USA Small Cap Index	22.77%	10.76%	7.91%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$5,286,880,296
Number of Holdings	195
Total Advisory Fee	$43,259,231
Portfolio Turnover	24%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	23.0
Financials	16.1
Information Technology	10.6
Consumer Discretionary	10.5
Consumer Staples	8.1
Materials	7.5
Health Care	6.7
Real Estate	5.6
Communication Services	3.8
Energy	3.2
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.8
Short-Term Investments and Net Other Assets (Liabilities) - 4.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 25.8
United Kingdom - 13.0
United States - 5.9
China - 4.7
Canada - 4.3
Taiwan - 3.7
Italy - 3.6
Spain - 3.0
Mexico - 3.0
Others - 33.0

TOP HOLDINGS (% of Fund's net assets)
Ebara Corp	1.2
Fuji Electric Co Ltd	1.0
Shriram Finance Ltd	1.0
Logista Integral SA	1.0
Tripod Technology Corp	1.0
Kawasaki Heavy Industries Ltd	1.0
Lassonde Industries Inc Class A	0.9
NOF Corp	0.9
Richter Gedeon Nyrt	0.9
Kamigumi Co Ltd	0.9
9.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Operating expenses
  Performance adjustment fee
  Management fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913913.101    1262-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Fund Fidelity Advisor® International Small Cap Fund Class C : FICSX

This annual shareholder report contains information about Fidelity® International Small Cap Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 211	1.95%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K., along with stock picks and an underweight in Canada, detracted from the fund's performance versus the Fidelity International Small Cap Fund Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within materials. Also hurting our result were investment choices in information technology and real estate.
•The biggest individual relative detractor was an overweight in Ashtead Technology Holdings (-39%), followed by outsized exposure to RHI Magnesita (-30%). An overweight in International Games System (-26%) also hurt.
•In contrast, from a regional standpoint, an underweight in emerging markets, especially India, in addition to picks and an overweight in Europe ex U.K., primarily in Germany, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark were investment choices in industrials, particularly among capital goods firms. An underweight in real estate and an overweight in financials, primarily within the insurance industry, also boosted the fund's relative performance.
•The top individual relative contributor was Rheinmetall (+262%). We decreased exposure to the stock however the company was among our biggest holdings this period. The second-largest relative contributor was Precision Tsugami China (+270%). A stake in Metlen Energy & Metals gained approximately 88% and helped as well, though the stock was not held at period end. All these contributors were non-benchmark positions.
•Notable changes in geographic positioning included increased exposure to China and a lower allocation to the United Kingdom. By sector, meaningful shifts included increased exposure to health care and a lower allocation to communication services stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	15.55%	9.56%	7.20%
Class C	16.55%	9.56%	7.20%
MSCI ACWI (All Country World Index) ex USA Small Cap Index	22.77%	10.76%	7.91%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$5,286,880,296
Number of Holdings	195
Total Advisory Fee	$43,259,231
Portfolio Turnover	24%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	23.0
Financials	16.1
Information Technology	10.6
Consumer Discretionary	10.5
Consumer Staples	8.1
Materials	7.5
Health Care	6.7
Real Estate	5.6
Communication Services	3.8
Energy	3.2
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.8
Short-Term Investments and Net Other Assets (Liabilities) - 4.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 25.8
United Kingdom - 13.0
United States - 5.9
China - 4.7
Canada - 4.3
Taiwan - 3.7
Italy - 3.6
Spain - 3.0
Mexico - 3.0
Others - 33.0

TOP HOLDINGS (% of Fund's net assets)
Ebara Corp	1.2
Fuji Electric Co Ltd	1.0
Shriram Finance Ltd	1.0
Logista Integral SA	1.0
Tripod Technology Corp	1.0
Kawasaki Heavy Industries Ltd	1.0
Lassonde Industries Inc Class A	0.9
NOF Corp	0.9
Richter Gedeon Nyrt	0.9
Kamigumi Co Ltd	0.9
9.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Operating expenses
  Performance adjustment fee
  Management fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913911.101    1260-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Fund Fidelity Advisor® International Small Cap Fund Class A : FIASX

This annual shareholder report contains information about Fidelity® International Small Cap Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 130	1.19%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K., along with stock picks and an underweight in Canada, detracted from the fund's performance versus the Fidelity International Small Cap Fund Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within materials. Also hurting our result were investment choices in information technology and real estate.
•The biggest individual relative detractor was an overweight in Ashtead Technology Holdings (-39%), followed by outsized exposure to RHI Magnesita (-30%). An overweight in International Games System (-26%) also hurt.
•In contrast, from a regional standpoint, an underweight in emerging markets, especially India, in addition to picks and an overweight in Europe ex U.K., primarily in Germany, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark were investment choices in industrials, particularly among capital goods firms. An underweight in real estate and an overweight in financials, primarily within the insurance industry, also boosted the fund's relative performance.
•The top individual relative contributor was Rheinmetall (+262%). We decreased exposure to the stock however the company was among our biggest holdings this period. The second-largest relative contributor was Precision Tsugami China (+270%). A stake in Metlen Energy & Metals gained approximately 88% and helped as well, though the stock was not held at period end. All these contributors were non-benchmark positions.
•Notable changes in geographic positioning included increased exposure to China and a lower allocation to the United Kingdom. By sector, meaningful shifts included increased exposure to health care and a lower allocation to communication services stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	10.71%	9.10%	7.22%
Class A (without 5.75% sales charge)	17.46%	10.40%	7.86%
MSCI ACWI (All Country World Index) ex USA Small Cap Index	22.77%	10.76%	7.91%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$5,286,880,296
Number of Holdings	195
Total Advisory Fee	$43,259,231
Portfolio Turnover	24%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	23.0
Financials	16.1
Information Technology	10.6
Consumer Discretionary	10.5
Consumer Staples	8.1
Materials	7.5
Health Care	6.7
Real Estate	5.6
Communication Services	3.8
Energy	3.2
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.8
Short-Term Investments and Net Other Assets (Liabilities) - 4.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 25.8
United Kingdom - 13.0
United States - 5.9
China - 4.7
Canada - 4.3
Taiwan - 3.7
Italy - 3.6
Spain - 3.0
Mexico - 3.0
Others - 33.0

TOP HOLDINGS (% of Fund's net assets)
Ebara Corp	1.2
Fuji Electric Co Ltd	1.0
Shriram Finance Ltd	1.0
Logista Integral SA	1.0
Tripod Technology Corp	1.0
Kawasaki Heavy Industries Ltd	1.0
Lassonde Industries Inc Class A	0.9
NOF Corp	0.9
Richter Gedeon Nyrt	0.9
Kamigumi Co Ltd	0.9
9.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Operating expenses
  Performance adjustment fee
  Management fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913910.101    1258-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Growth Fund Fidelity® International Growth Fund : FIGFX

This annual shareholder report contains information about Fidelity® International Growth Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Growth Fund	$ 91	0.84%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K., along with picks and an underweight in Japan, detracted from the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within industrials. Investment choices in financials and consumer discretionary hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in Linde (-7%), one of our largest holdings. Outsized exposure to Recruit Holdings (-20%), another of the fund's biggest positions this period, also hurt. Not owning Rolls-Royce Holdings, a benchmark component that gained about 126%, further pressured relative performance.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., primarily Denmark, and a non-benchmark allocation to emerging markets, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in health care, especially in the pharmaceuticals, biotechnology & life sciences industry. Stock selection in materials also boosted the fund's relative performance, as did an overweight in industrials, capital goods firms in particular.
•The fund's non-benchmark stake in GE Vernova gained about 91% and was the top individual relative contributor. Outsized exposure to Safran (+59%), one of the fund's largest holdings, helped as well. A non-benchmark stake in Taiwan Semiconductor Manufacturing gained approximately 55% and was another plus. The company was among the fund's biggest positions this period.
•Notable changes in geographic positioning included decreased exposure to Denmark and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Growth Fund	16.77%	8.97%	8.63%
MSCI EAFE Growth Index	16.88%	8.00%	7.41%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$7,682,678,887
Number of Holdings	69
Total Advisory Fee	$53,563,376
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	38.3
Information Technology	20.3
Financials	12.3
Materials	9.9
Consumer Discretionary	8.8
Communication Services	4.8
Health Care	3.5
Energy	0.4
Consumer Staples	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 22.1
France - 15.4
Japan - 14.0
United Kingdom - 12.8
Sweden - 7.9
Netherlands - 6.3
Germany - 5.4
Taiwan - 4.0
Switzerland - 3.5
Others - 8.6

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	5.2
Safran SA	5.1
CRH PLC	4.5
SAP SE	4.3
Taiwan Semiconductor Manufacturing Co Ltd	4.0
Airbus SE	3.4
Schneider Electric SE	3.4
Compass Group PLC	3.2
Linde PLC	2.8
Atlas Copco AB A Shares	2.7
38.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913948.101    1979-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® International Growth Fund Fidelity Advisor® International Growth Fund Class Z : FZAJX

This annual shareholder report contains information about Fidelity® International Growth Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 83	0.77%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K., along with picks and an underweight in Japan, detracted from the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within industrials. Investment choices in financials and consumer discretionary hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in Linde (-7%), one of our largest holdings. Outsized exposure to Recruit Holdings (-20%), another of the fund's biggest positions this period, also hurt. Not owning Rolls-Royce Holdings, a benchmark component that gained about 126%, further pressured relative performance.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., primarily Denmark, and a non-benchmark allocation to emerging markets, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in health care, especially in the pharmaceuticals, biotechnology & life sciences industry. Stock selection in materials also boosted the fund's relative performance, as did an overweight in industrials, capital goods firms in particular.
•The fund's non-benchmark stake in GE Vernova gained about 91% and was the top individual relative contributor. Outsized exposure to Safran (+59%), one of the fund's largest holdings, helped as well. A non-benchmark stake in Taiwan Semiconductor Manufacturing gained approximately 55% and was another plus. The company was among the fund's biggest positions this period.
•Notable changes in geographic positioning included decreased exposure to Denmark and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class Z	16.88%	9.10%	8.78%
MSCI EAFE Growth Index	16.88%	8.00%	7.41%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$7,682,678,887
Number of Holdings	69
Total Advisory Fee	$53,563,376
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	38.3
Information Technology	20.3
Financials	12.3
Materials	9.9
Consumer Discretionary	8.8
Communication Services	4.8
Health Care	3.5
Energy	0.4
Consumer Staples	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 22.1
France - 15.4
Japan - 14.0
United Kingdom - 12.8
Sweden - 7.9
Netherlands - 6.3
Germany - 5.4
Taiwan - 4.0
Switzerland - 3.5
Others - 8.6

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	5.2
Safran SA	5.1
CRH PLC	4.5
SAP SE	4.3
Taiwan Semiconductor Manufacturing Co Ltd	4.0
Airbus SE	3.4
Schneider Electric SE	3.4
Compass Group PLC	3.2
Linde PLC	2.8
Atlas Copco AB A Shares	2.7
38.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913953.101    2535-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Growth Fund Fidelity Advisor® International Growth Fund Class M : FITGX

This annual shareholder report contains information about Fidelity® International Growth Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 149	1.38%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K., along with picks and an underweight in Japan, detracted from the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within industrials. Investment choices in financials and consumer discretionary hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in Linde (-7%), one of our largest holdings. Outsized exposure to Recruit Holdings (-20%), another of the fund's biggest positions this period, also hurt. Not owning Rolls-Royce Holdings, a benchmark component that gained about 126%, further pressured relative performance.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., primarily Denmark, and a non-benchmark allocation to emerging markets, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in health care, especially in the pharmaceuticals, biotechnology & life sciences industry. Stock selection in materials also boosted the fund's relative performance, as did an overweight in industrials, capital goods firms in particular.
•The fund's non-benchmark stake in GE Vernova gained about 91% and was the top individual relative contributor. Outsized exposure to Safran (+59%), one of the fund's largest holdings, helped as well. A non-benchmark stake in Taiwan Semiconductor Manufacturing gained approximately 55% and was another plus. The company was among the fund's biggest positions this period.
•Notable changes in geographic positioning included decreased exposure to Denmark and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	12.09%	7.60%	7.63%
Class M (without 3.50% sales charge)	16.16%	8.37%	8.01%
MSCI EAFE Growth Index	16.88%	8.00%	7.41%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$7,682,678,887
Number of Holdings	69
Total Advisory Fee	$53,563,376
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	38.3
Information Technology	20.3
Financials	12.3
Materials	9.9
Consumer Discretionary	8.8
Communication Services	4.8
Health Care	3.5
Energy	0.4
Consumer Staples	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 22.1
France - 15.4
Japan - 14.0
United Kingdom - 12.8
Sweden - 7.9
Netherlands - 6.3
Germany - 5.4
Taiwan - 4.0
Switzerland - 3.5
Others - 8.6

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	5.2
Safran SA	5.1
CRH PLC	4.5
SAP SE	4.3
Taiwan Semiconductor Manufacturing Co Ltd	4.0
Airbus SE	3.4
Schneider Electric SE	3.4
Compass Group PLC	3.2
Linde PLC	2.8
Atlas Copco AB A Shares	2.7
38.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913951.101    1988-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® International Growth Fund Fidelity Advisor® International Growth Fund Class I : FIIIX

This annual shareholder report contains information about Fidelity® International Growth Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 96	0.88%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K., along with picks and an underweight in Japan, detracted from the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within industrials. Investment choices in financials and consumer discretionary hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in Linde (-7%), one of our largest holdings. Outsized exposure to Recruit Holdings (-20%), another of the fund's biggest positions this period, also hurt. Not owning Rolls-Royce Holdings, a benchmark component that gained about 126%, further pressured relative performance.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., primarily Denmark, and a non-benchmark allocation to emerging markets, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in health care, especially in the pharmaceuticals, biotechnology & life sciences industry. Stock selection in materials also boosted the fund's relative performance, as did an overweight in industrials, capital goods firms in particular.
•The fund's non-benchmark stake in GE Vernova gained about 91% and was the top individual relative contributor. Outsized exposure to Safran (+59%), one of the fund's largest holdings, helped as well. A non-benchmark stake in Taiwan Semiconductor Manufacturing gained approximately 55% and was another plus. The company was among the fund's biggest positions this period.
•Notable changes in geographic positioning included decreased exposure to Denmark and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	16.77%	8.96%	8.64%
MSCI EAFE Growth Index	16.88%	8.00%	7.41%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$7,682,678,887
Number of Holdings	69
Total Advisory Fee	$53,563,376
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	38.3
Information Technology	20.3
Financials	12.3
Materials	9.9
Consumer Discretionary	8.8
Communication Services	4.8
Health Care	3.5
Energy	0.4
Consumer Staples	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 22.1
France - 15.4
Japan - 14.0
United Kingdom - 12.8
Sweden - 7.9
Netherlands - 6.3
Germany - 5.4
Taiwan - 4.0
Switzerland - 3.5
Others - 8.6

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	5.2
Safran SA	5.1
CRH PLC	4.5
SAP SE	4.3
Taiwan Semiconductor Manufacturing Co Ltd	4.0
Airbus SE	3.4
Schneider Electric SE	3.4
Compass Group PLC	3.2
Linde PLC	2.8
Atlas Copco AB A Shares	2.7
38.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913952.101    1989-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Growth Fund Fidelity Advisor® International Growth Fund Class C : FIGCX

This annual shareholder report contains information about Fidelity® International Growth Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 203	1.89%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K., along with picks and an underweight in Japan, detracted from the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within industrials. Investment choices in financials and consumer discretionary hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in Linde (-7%), one of our largest holdings. Outsized exposure to Recruit Holdings (-20%), another of the fund's biggest positions this period, also hurt. Not owning Rolls-Royce Holdings, a benchmark component that gained about 126%, further pressured relative performance.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., primarily Denmark, and a non-benchmark allocation to emerging markets, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in health care, especially in the pharmaceuticals, biotechnology & life sciences industry. Stock selection in materials also boosted the fund's relative performance, as did an overweight in industrials, capital goods firms in particular.
•The fund's non-benchmark stake in GE Vernova gained about 91% and was the top individual relative contributor. Outsized exposure to Safran (+59%), one of the fund's largest holdings, helped as well. A non-benchmark stake in Taiwan Semiconductor Manufacturing gained approximately 55% and was another plus. The company was among the fund's biggest positions this period.
•Notable changes in geographic positioning included decreased exposure to Denmark and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	14.59%	7.84%	7.66%
Class C	15.59%	7.84%	7.66%
MSCI EAFE Growth Index	16.88%	8.00%	7.41%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$7,682,678,887
Number of Holdings	69
Total Advisory Fee	$53,563,376
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	38.3
Information Technology	20.3
Financials	12.3
Materials	9.9
Consumer Discretionary	8.8
Communication Services	4.8
Health Care	3.5
Energy	0.4
Consumer Staples	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 22.1
France - 15.4
Japan - 14.0
United Kingdom - 12.8
Sweden - 7.9
Netherlands - 6.3
Germany - 5.4
Taiwan - 4.0
Switzerland - 3.5
Others - 8.6

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	5.2
Safran SA	5.1
CRH PLC	4.5
SAP SE	4.3
Taiwan Semiconductor Manufacturing Co Ltd	4.0
Airbus SE	3.4
Schneider Electric SE	3.4
Compass Group PLC	3.2
Linde PLC	2.8
Atlas Copco AB A Shares	2.7
38.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913950.101    1987-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Growth Fund Fidelity Advisor® International Growth Fund Class A : FIAGX

This annual shareholder report contains information about Fidelity® International Growth Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 122	1.13%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K., along with picks and an underweight in Japan, detracted from the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within industrials. Investment choices in financials and consumer discretionary hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in Linde (-7%), one of our largest holdings. Outsized exposure to Recruit Holdings (-20%), another of the fund's biggest positions this period, also hurt. Not owning Rolls-Royce Holdings, a benchmark component that gained about 126%, further pressured relative performance.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., primarily Denmark, and a non-benchmark allocation to emerging markets, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in health care, especially in the pharmaceuticals, biotechnology & life sciences industry. Stock selection in materials also boosted the fund's relative performance, as did an overweight in industrials, capital goods firms in particular.
•The fund's non-benchmark stake in GE Vernova gained about 91% and was the top individual relative contributor. Outsized exposure to Safran (+59%), one of the fund's largest holdings, helped as well. A non-benchmark stake in Taiwan Semiconductor Manufacturing gained approximately 55% and was another plus. The company was among the fund's biggest positions this period.
•Notable changes in geographic positioning included decreased exposure to Denmark and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	9.73%	7.38%	7.68%
Class A (without 5.75% sales charge)	16.42%	8.66%	8.32%
MSCI EAFE Growth Index	16.88%	8.00%	7.41%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$7,682,678,887
Number of Holdings	69
Total Advisory Fee	$53,563,376
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	38.3
Information Technology	20.3
Financials	12.3
Materials	9.9
Consumer Discretionary	8.8
Communication Services	4.8
Health Care	3.5
Energy	0.4
Consumer Staples	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 22.1
France - 15.4
Japan - 14.0
United Kingdom - 12.8
Sweden - 7.9
Netherlands - 6.3
Germany - 5.4
Taiwan - 4.0
Switzerland - 3.5
Others - 8.6

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	5.2
Safran SA	5.1
CRH PLC	4.5
SAP SE	4.3
Taiwan Semiconductor Manufacturing Co Ltd	4.0
Airbus SE	3.4
Schneider Electric SE	3.4
Compass Group PLC	3.2
Linde PLC	2.8
Atlas Copco AB A Shares	2.7
38.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913949.101    1985-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® International Discovery K6 Fund Fidelity® International Discovery K6 Fund : FDKFX

This annual shareholder report contains information about Fidelity® International Discovery K6 Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Discovery K6 Fund	$ 68	0.60%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in the U.K. and Japan contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, especially an underweight in health care, where comparatively small exposure to pharmaceuticals, biotechnology & life sciences stocks helped most. Picks in communication services also boosted the fund's relative performance, as did security selection and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry.
•The top individual relative contributor was our non-benchmark stake in Zegona Communications (+277%), one of the fund's largest holding at period end. Outsized exposure to Rheinmetall (+275%) also helped, though we decreased our position this period. Still, the company was one of our biggest holdings the past 12 months. Another notable relative contributor was a non-benchmark stake in SK Hynix (+187%).
•In contrast, from a regional standpoint, non-benchmark allocations to Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks and an overweight in consumer discretionary also hampered the fund's result. Investment choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, hurt as well.
•The largest individual relative detractor was our non-benchmark stake in Constellation Software (-13%), one of the fund's largest holdings this period. An underweight in SoftBank (+183%), a position we established this period, also hurt. Another notable relative detractor was avoiding HSBC Holdings, a benchmark component that gained 62%.
•Notable changes in geographic positioning included increased exposure to China and a lower allocation to the Netherlands. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 13, 2019 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® International Discovery K6 Fund	26.64%	10.32%	10.20%
MSCI EAFE Index	23.38%	12.58%	9.36%
A   From June 13, 2019

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$636,125,588
Number of Holdings	143
Total Advisory Fee	$3,388,513
Portfolio Turnover	54%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.3
Industrials	20.0
Information Technology	19.5
Consumer Discretionary	10.8
Communication Services	9.2
Health Care	4.3
Materials	3.6
Consumer Staples	1.9
Energy	1.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.4
Preferred Stocks - 0.4
Short-Term Investments and Net Other Assets (Liabilities) - 4.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 18.7
United Kingdom - 15.3
Germany - 9.2
United States - 7.4
France - 6.8
Italy - 4.7
China - 4.3
Netherlands - 4.0
Canada - 3.9
Others - 25.7

TOP HOLDINGS (% of Fund's net assets)
Zegona Communications plc	4.0
Taiwan Semiconductor Manufacturing Co Ltd	3.3
Hitachi Ltd	3.3
UniCredit SpA	2.1
Siemens AG	2.0
ASML Holding NV	1.9
Safran SA	1.9
Tencent Holdings Ltd	1.8
SAP SE	1.7
3i Group PLC	1.7
23.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914009.101    3461-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity® International Discovery Fund : FIGRX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Discovery Fund	$ 75	0.66%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan and a non-benchmark allocation to emerging markets contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, especially an underweight in health care, where comparatively small exposure to pharmaceuticals, biotechnology & life sciences firms helped most. Stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted relative performance. Further lifting the fund's relative result was security selection in communication services.
•The top individual relative contributor was an overweight in Rheinmetall (+276%), where we decreased our stake the past 12 months. Still, the stock was one of the fund's biggest holdings this period. A second notable relative contributor was non-benchmark exposure to Zegona Communications (+277%), one of our biggest holdings. A non-benchmark stake in SK Hynix (+189%) also added value.
•In contrast, from a regional standpoint, non-benchmark allocations to Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks and an overweight in consumer discretionary also hampered the fund's return. Investment choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, proved detrimental as well.
•The fund's non-benchmark stake in Constellation Software returned approximately -13% and was the largest individual relative detractor. The stock was one of the fund's largest holdings this period. Another notable relative detractor was an underweight in SoftBank (+183%), a position we established this period. Avoiding HSBC Holdings, a benchmark component that gained 62%, hurt as well.
•Notable changes in geographic positioning included higher allocations to China and Germany. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Discovery Fund	25.07%	9.99%	7.86%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$12,051,021,438
Number of Holdings	146
Total Advisory Fee	$65,899,952
Portfolio Turnover	54%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.3
Industrials	20.4
Information Technology	19.5
Consumer Discretionary	10.9
Communication Services	8.3
Health Care	4.2
Materials	3.8
Consumer Staples	2.0
Energy	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.1
Preferred Stocks - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 4.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 19.0
United Kingdom - 14.3
Germany - 9.3
United States - 7.5
France - 7.0
China - 4.5
Italy - 4.4
Netherlands - 4.0
Canada - 4.0
Others - 26.0

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Hitachi Ltd	3.3
Zegona Communications plc	2.8
UniCredit SpA	2.2
Siemens AG	2.0
ASML Holding NV	1.9
Safran SA	1.9
Tencent Holdings Ltd	1.8
3i Group PLC	1.8
SAP SE	1.7
22.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913841.101    305-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity Advisor® International Discovery Fund Class Z : FZAIX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 66	0.59%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan and a non-benchmark allocation to emerging markets contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, especially an underweight in health care, where comparatively small exposure to pharmaceuticals, biotechnology & life sciences firms helped most. Stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted relative performance. Further lifting the fund's relative result was security selection in communication services.
•The top individual relative contributor was an overweight in Rheinmetall (+276%), where we decreased our stake the past 12 months. Still, the stock was one of the fund's biggest holdings this period. A second notable relative contributor was non-benchmark exposure to Zegona Communications (+277%), one of our biggest holdings. A non-benchmark stake in SK Hynix (+189%) also added value.
•In contrast, from a regional standpoint, non-benchmark allocations to Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks and an overweight in consumer discretionary also hampered the fund's return. Investment choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, proved detrimental as well.
•The fund's non-benchmark stake in Constellation Software returned approximately -13% and was the largest individual relative detractor. The stock was one of the fund's largest holdings this period. Another notable relative detractor was an underweight in SoftBank (+183%), a position we established this period. Avoiding HSBC Holdings, a benchmark component that gained 62%, hurt as well.
•Notable changes in geographic positioning included higher allocations to China and Germany. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class Z	25.17%	10.09%	7.98%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$12,051,021,438
Number of Holdings	146
Total Advisory Fee	$65,899,952
Portfolio Turnover	54%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.3
Industrials	20.4
Information Technology	19.5
Consumer Discretionary	10.9
Communication Services	8.3
Health Care	4.2
Materials	3.8
Consumer Staples	2.0
Energy	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.1
Preferred Stocks - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 4.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 19.0
United Kingdom - 14.3
Germany - 9.3
United States - 7.5
France - 7.0
China - 4.5
Italy - 4.4
Netherlands - 4.0
Canada - 4.0
Others - 26.0

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Hitachi Ltd	3.3
Zegona Communications plc	2.8
UniCredit SpA	2.2
Siemens AG	2.0
ASML Holding NV	1.9
Safran SA	1.9
Tencent Holdings Ltd	1.8
3i Group PLC	1.8
SAP SE	1.7
22.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913840.101    2534-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity Advisor® International Discovery Fund Class M : FTADX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 135	1.20%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan and a non-benchmark allocation to emerging markets contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, especially an underweight in health care, where comparatively small exposure to pharmaceuticals, biotechnology & life sciences firms helped most. Stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted relative performance. Further lifting the fund's relative result was security selection in communication services.
•The top individual relative contributor was an overweight in Rheinmetall (+276%), where we decreased our stake the past 12 months. Still, the stock was one of the fund's biggest holdings this period. A second notable relative contributor was non-benchmark exposure to Zegona Communications (+277%), one of our biggest holdings. A non-benchmark stake in SK Hynix (+189%) also added value.
•In contrast, from a regional standpoint, non-benchmark allocations to Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks and an overweight in consumer discretionary also hampered the fund's return. Investment choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, proved detrimental as well.
•The fund's non-benchmark stake in Constellation Software returned approximately -13% and was the largest individual relative detractor. The stock was one of the fund's largest holdings this period. Another notable relative detractor was an underweight in SoftBank (+183%), a position we established this period. Avoiding HSBC Holdings, a benchmark component that gained 62%, hurt as well.
•Notable changes in geographic positioning included higher allocations to China and Germany. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	20.04%	8.59%	6.86%
Class M (without 3.50% sales charge)	24.39%	9.36%	7.24%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$12,051,021,438
Number of Holdings	146
Total Advisory Fee	$65,899,952
Portfolio Turnover	54%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.3
Industrials	20.4
Information Technology	19.5
Consumer Discretionary	10.9
Communication Services	8.3
Health Care	4.2
Materials	3.8
Consumer Staples	2.0
Energy	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.1
Preferred Stocks - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 4.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 19.0
United Kingdom - 14.3
Germany - 9.3
United States - 7.5
France - 7.0
China - 4.5
Italy - 4.4
Netherlands - 4.0
Canada - 4.0
Others - 26.0

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Hitachi Ltd	3.3
Zegona Communications plc	2.8
UniCredit SpA	2.2
Siemens AG	2.0
ASML Holding NV	1.9
Safran SA	1.9
Tencent Holdings Ltd	1.8
3i Group PLC	1.8
SAP SE	1.7
22.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913837.101    1401-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity® International Discovery Fund Class K : FIDKX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 66	0.59%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan and a non-benchmark allocation to emerging markets contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, especially an underweight in health care, where comparatively small exposure to pharmaceuticals, biotechnology & life sciences firms helped most. Stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted relative performance. Further lifting the fund's relative result was security selection in communication services.
•The top individual relative contributor was an overweight in Rheinmetall (+276%), where we decreased our stake the past 12 months. Still, the stock was one of the fund's biggest holdings this period. A second notable relative contributor was non-benchmark exposure to Zegona Communications (+277%), one of our biggest holdings. A non-benchmark stake in SK Hynix (+189%) also added value.
•In contrast, from a regional standpoint, non-benchmark allocations to Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks and an overweight in consumer discretionary also hampered the fund's return. Investment choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, proved detrimental as well.
•The fund's non-benchmark stake in Constellation Software returned approximately -13% and was the largest individual relative detractor. The stock was one of the fund's largest holdings this period. Another notable relative detractor was an underweight in SoftBank (+183%), a position we established this period. Avoiding HSBC Holdings, a benchmark component that gained 62%, hurt as well.
•Notable changes in geographic positioning included higher allocations to China and Germany. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	25.15%	10.09%	7.98%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$12,051,021,438
Number of Holdings	146
Total Advisory Fee	$65,899,952
Portfolio Turnover	54%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.3
Industrials	20.4
Information Technology	19.5
Consumer Discretionary	10.9
Communication Services	8.3
Health Care	4.2
Materials	3.8
Consumer Staples	2.0
Energy	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.1
Preferred Stocks - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 4.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 19.0
United Kingdom - 14.3
Germany - 9.3
United States - 7.5
France - 7.0
China - 4.5
Italy - 4.4
Netherlands - 4.0
Canada - 4.0
Others - 26.0

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Hitachi Ltd	3.3
Zegona Communications plc	2.8
UniCredit SpA	2.2
Siemens AG	2.0
ASML Holding NV	1.9
Safran SA	1.9
Tencent Holdings Ltd	1.8
3i Group PLC	1.8
SAP SE	1.7
22.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913839.101    2093-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity Advisor® International Discovery Fund Class I : FIADX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 79	0.70%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan and a non-benchmark allocation to emerging markets contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, especially an underweight in health care, where comparatively small exposure to pharmaceuticals, biotechnology & life sciences firms helped most. Stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted relative performance. Further lifting the fund's relative result was security selection in communication services.
•The top individual relative contributor was an overweight in Rheinmetall (+276%), where we decreased our stake the past 12 months. Still, the stock was one of the fund's biggest holdings this period. A second notable relative contributor was non-benchmark exposure to Zegona Communications (+277%), one of our biggest holdings. A non-benchmark stake in SK Hynix (+189%) also added value.
•In contrast, from a regional standpoint, non-benchmark allocations to Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks and an overweight in consumer discretionary also hampered the fund's return. Investment choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, proved detrimental as well.
•The fund's non-benchmark stake in Constellation Software returned approximately -13% and was the largest individual relative detractor. The stock was one of the fund's largest holdings this period. Another notable relative detractor was an underweight in SoftBank (+183%), a position we established this period. Avoiding HSBC Holdings, a benchmark component that gained 62%, hurt as well.
•Notable changes in geographic positioning included higher allocations to China and Germany. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	25.01%	9.96%	7.84%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$12,051,021,438
Number of Holdings	146
Total Advisory Fee	$65,899,952
Portfolio Turnover	54%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.3
Industrials	20.4
Information Technology	19.5
Consumer Discretionary	10.9
Communication Services	8.3
Health Care	4.2
Materials	3.8
Consumer Staples	2.0
Energy	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.1
Preferred Stocks - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 4.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 19.0
United Kingdom - 14.3
Germany - 9.3
United States - 7.5
France - 7.0
China - 4.5
Italy - 4.4
Netherlands - 4.0
Canada - 4.0
Others - 26.0

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Hitachi Ltd	3.3
Zegona Communications plc	2.8
UniCredit SpA	2.2
Siemens AG	2.0
ASML Holding NV	1.9
Safran SA	1.9
Tencent Holdings Ltd	1.8
3i Group PLC	1.8
SAP SE	1.7
22.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913838.101    1402-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity Advisor® International Discovery Fund Class C : FCADX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 191	1.70%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan and a non-benchmark allocation to emerging markets contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, especially an underweight in health care, where comparatively small exposure to pharmaceuticals, biotechnology & life sciences firms helped most. Stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted relative performance. Further lifting the fund's relative result was security selection in communication services.
•The top individual relative contributor was an overweight in Rheinmetall (+276%), where we decreased our stake the past 12 months. Still, the stock was one of the fund's biggest holdings this period. A second notable relative contributor was non-benchmark exposure to Zegona Communications (+277%), one of our biggest holdings. A non-benchmark stake in SK Hynix (+189%) also added value.
•In contrast, from a regional standpoint, non-benchmark allocations to Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks and an overweight in consumer discretionary also hampered the fund's return. Investment choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, proved detrimental as well.
•The fund's non-benchmark stake in Constellation Software returned approximately -13% and was the largest individual relative detractor. The stock was one of the fund's largest holdings this period. Another notable relative detractor was an underweight in SoftBank (+183%), a position we established this period. Avoiding HSBC Holdings, a benchmark component that gained 62%, hurt as well.
•Notable changes in geographic positioning included higher allocations to China and Germany. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	22.77%	8.79%	6.83%
Class C	23.77%	8.79%	6.83%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$12,051,021,438
Number of Holdings	146
Total Advisory Fee	$65,899,952
Portfolio Turnover	54%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.3
Industrials	20.4
Information Technology	19.5
Consumer Discretionary	10.9
Communication Services	8.3
Health Care	4.2
Materials	3.8
Consumer Staples	2.0
Energy	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.1
Preferred Stocks - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 4.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 19.0
United Kingdom - 14.3
Germany - 9.3
United States - 7.5
France - 7.0
China - 4.5
Italy - 4.4
Netherlands - 4.0
Canada - 4.0
Others - 26.0

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Hitachi Ltd	3.3
Zegona Communications plc	2.8
UniCredit SpA	2.2
Siemens AG	2.0
ASML Holding NV	1.9
Safran SA	1.9
Tencent Holdings Ltd	1.8
3i Group PLC	1.8
SAP SE	1.7
22.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913836.101    1399-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity Advisor® International Discovery Fund Class A : FAIDX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 107	0.95%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Japan and a non-benchmark allocation to emerging markets contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, especially an underweight in health care, where comparatively small exposure to pharmaceuticals, biotechnology & life sciences firms helped most. Stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted relative performance. Further lifting the fund's relative result was security selection in communication services.
•The top individual relative contributor was an overweight in Rheinmetall (+276%), where we decreased our stake the past 12 months. Still, the stock was one of the fund's biggest holdings this period. A second notable relative contributor was non-benchmark exposure to Zegona Communications (+277%), one of our biggest holdings. A non-benchmark stake in SK Hynix (+189%) also added value.
•In contrast, from a regional standpoint, non-benchmark allocations to Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks and an overweight in consumer discretionary also hampered the fund's return. Investment choices in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, proved detrimental as well.
•The fund's non-benchmark stake in Constellation Software returned approximately -13% and was the largest individual relative detractor. The stock was one of the fund's largest holdings this period. Another notable relative detractor was an underweight in SoftBank (+183%), a position we established this period. Avoiding HSBC Holdings, a benchmark component that gained 62%, hurt as well.
•Notable changes in geographic positioning included higher allocations to China and Germany. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	17.53%	8.35%	6.87%
Class A (without 5.75% sales charge)	24.70%	9.64%	7.51%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$12,051,021,438
Number of Holdings	146
Total Advisory Fee	$65,899,952
Portfolio Turnover	54%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.3
Industrials	20.4
Information Technology	19.5
Consumer Discretionary	10.9
Communication Services	8.3
Health Care	4.2
Materials	3.8
Consumer Staples	2.0
Energy	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.1
Preferred Stocks - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 4.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 19.0
United Kingdom - 14.3
Germany - 9.3
United States - 7.5
France - 7.0
China - 4.5
Italy - 4.4
Netherlands - 4.0
Canada - 4.0
Others - 26.0

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Hitachi Ltd	3.3
Zegona Communications plc	2.8
UniCredit SpA	2.2
Siemens AG	2.0
ASML Holding NV	1.9
Safran SA	1.9
Tencent Holdings Ltd	1.8
3i Group PLC	1.8
SAP SE	1.7
22.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913835.101    1397-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® International Capital Appreciation K6 Fund Fidelity® International Capital Appreciation K6 Fund : FAPCX

This annual shareholder report contains information about Fidelity® International Capital Appreciation K6 Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Capital Appreciation K6 Fund	$ 71	0.65%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an underweight in emerging markets, along with picks and an overweight in Europe ex U.K., detracted from the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result were picks in consumer discretionary and information technology.
•The largest individual relative detractor was an overweight in Constellation Software (-12%), one of the fund's largest holdings this period. A stake in Wolters Kluwer (-33%) hurt as well. Another notable relative detractor was Ferrari (-18%), though the stock was not held at period end.
•In contrast, from a regional standpoint, picks in emerging markets, primarily Taiwan, and an overweight in the U.K., contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in health care, especially among pharmaceuticals, biotechnology & life sciences firms. Stock picking in materials also boosted the fund's relative performance, as did an underweight in consumer staples.
•The top individual relative contributor was an overweight in Rolls-Royce Holdings (+125%), one of the fund's largest holdings. Outsized exposure to Mitsubishi Heavy Industries (+113%), an investment we established this period, helped as well. The stock was among the fund's biggest holdings at period end. An overweight in Siemens Energy (+104%), a position we established this period, was another plus.
•Notable changes in geographic positioning included higher allocations to Spain and Germany. By sector, meaningful shift included decreased exposure to health care and a higher allocation to communication services stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® International Capital Appreciation K6 Fund	17.26%	9.29%	9.94%
MSCI ACWI (All Country World Index) ex USA Index	25.17%	11.37%	7.58%
A   From May 25, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$2,130,280,689
Number of Holdings	66
Total Advisory Fee	$12,015,150
Portfolio Turnover	110%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	32.8
Financials	23.6
Information Technology	16.1
Consumer Discretionary	8.7
Materials	8.2
Communication Services	7.9
Utilities	2.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 23.4
Germany - 11.4
United Kingdom - 9.4
India - 9.0
Japan - 7.3
Canada - 7.0
Taiwan - 5.7
China - 5.2
France - 4.8
Others - 16.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	5.7
Tencent Holdings Ltd	3.4
Hitachi Ltd	2.6
Schneider Electric SE	2.3
SAP SE	2.2
Rolls-Royce Holdings PLC	2.2
Iberdrola SA	2.0
Safran SA	1.9
Mitsubishi Heavy Industries Ltd	1.9
Prosus NV Class N	1.8
26.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913993.101    2953-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Equity Income Fund Fidelity® Global Equity Income Fund : FGILX

This annual shareholder report contains information about Fidelity® Global Equity Income Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Global Equity Income Fund	$ 99	0.89%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, picks in Europe ex U.K., primarily in Germany, and stock selection and an underweight in emerging markets contributed to the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and utilities also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rheinmetall (+282%). This period we decreased our stake in Rheinmetall. The stock was among the fund's biggest holdings. A second notable relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+53%). The stock was one of our biggest holdings. Another notable relative contributor was an overweight in Samsung Electronics (+78%). The company was a top holdings on October 31.
•In contrast, from a regional standpoint, stock picks in the United States and Canada detracted from the fund's relative result.
•By sector, the biggest relative detractors were stock selection and an underweight in information technology. Security selection in consumer discretionary also hampered the fund's result, as did stock selection and an underweight in communication services.
•Not owning Nvidia, a benchmark component that gained about 53%, was the biggest individual relative detractor. The second-largest relative detractor was an overweight in NXP Semiconductors (-9%). The stock was among our largest holdings. Another notable relative detractor this period was avoiding Tesla, a benchmark component that gained approximately 83%.
•Notable changes in positioning include higher allocations to the United Kingdom and Germany. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Global Equity Income Fund	22.93%	14.53%	10.92%
MSCI ACWI (All Country World Index) Index	23.03%	14.99%	11.72%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$391,033,951
Number of Holdings	146
Total Advisory Fee	$2,568,424
Portfolio Turnover	19%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.4
Financials	13.8
Industrials	13.2
Health Care	10.0
Consumer Discretionary	8.4
Consumer Staples	8.2
Communication Services	8.1
Utilities	3.7
Energy	3.7
Materials	2.4
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 61.1
United Kingdom - 8.8
Japan - 4.8
Germany - 4.4
Canada - 4.2
Taiwan - 3.8
France - 3.3
Korea (South) - 1.7
Italy - 1.6
Others - 6.3

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	5.6
Apple Inc	5.3
Taiwan Semiconductor Manufacturing Co Ltd	3.8
Alphabet Inc Class A	3.6
Rheinmetall AG	2.4
Broadcom Inc	2.1
JPMorgan Chase & Co	2.1
Samsung Electronics Co Ltd	1.7
NXP Semiconductors NV	1.4
AbbVie Inc	1.4
29.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The class reduced its contractual expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913979.101    2406-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Europe Fund Fidelity® Europe Fund : FIEUX

This annual shareholder report contains information about Fidelity® Europe Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Europe Fund	$ 88	0.77%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks in Europe ex U.K. and positioning in the U.K. contributed to the fund's performance versus the MSCI Europe Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials, where our stock picks in capital goods helped most. Stock picks in communication services and consumer discretionary, primarily within the consumer discretionary distribution & retail industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rheinmetall (+281%). We reduced our holdings in the company. A non-benchmark stake in Zegona Communications gained 279% and was a second notable relative contributor. This period we increased our position in Zegona Communications. The stock was among the fund's biggest holdings at period end. Another notable relative contributor was an overweight in Rolls-Royce Holdings (+125%). The company was among our largest holdings.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock picking in financials. An overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result. Also hurting our result were stock selection and an underweight in utilities.
•Not owning HSBC Holdings, a benchmark component that gained 62%, was the largest individual relative detractor. The second-largest relative detractor was our stake in Ferrari (-17%). This period we decreased our position in Ferrari. Not owning Banco Bilbao Vizcaya Argentaria, a benchmark component that gained roughly 110%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to Denmark and Italy. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Europe Fund	28.85%	10.00%	6.91%
MSCI Europe Index	23.65%	13.99%	7.77%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$929,388,748
Number of Holdings	101
Total Advisory Fee	$5,540,950
Portfolio Turnover	51%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	23.5
Industrials	18.7
Consumer Discretionary	12.0
Health Care	11.9
Information Technology	11.0
Communication Services	7.0
Consumer Staples	5.2
Materials	4.5
Energy	3.7
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United Kingdom - 22.0
Germany - 15.1
France - 14.7
United States - 11.1
Italy - 5.7
Sweden - 4.7
Netherlands - 4.6
Spain - 3.9
Switzerland - 3.2
Others - 15.0

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	3.5
Astrazeneca PLC	3.1
Shell PLC	3.0
Rolls-Royce Holdings PLC	2.9
SAP SE	2.4
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.2
Siemens Energy AG	2.2
Zegona Communications plc	2.1
Siemens AG	2.1
Banco Santander SA	1.9
25.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913832.101    301-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Europe Fund Fidelity Advisor® Europe Fund Class Z : FIQHX

This annual shareholder report contains information about Fidelity® Europe Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 77	0.67%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks in Europe ex U.K. and positioning in the U.K. contributed to the fund's performance versus the MSCI Europe Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials, where our stock picks in capital goods helped most. Stock picks in communication services and consumer discretionary, primarily within the consumer discretionary distribution & retail industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rheinmetall (+281%). We reduced our holdings in the company. A non-benchmark stake in Zegona Communications gained 279% and was a second notable relative contributor. This period we increased our position in Zegona Communications. The stock was among the fund's biggest holdings at period end. Another notable relative contributor was an overweight in Rolls-Royce Holdings (+125%). The company was among our largest holdings.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock picking in financials. An overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result. Also hurting our result were stock selection and an underweight in utilities.
•Not owning HSBC Holdings, a benchmark component that gained 62%, was the largest individual relative detractor. The second-largest relative detractor was our stake in Ferrari (-17%). This period we decreased our position in Ferrari. Not owning Banco Bilbao Vizcaya Argentaria, a benchmark component that gained roughly 110%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to Denmark and Italy. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	28.97%	10.12%	7.64%
MSCI Europe Index	23.65%	13.99%	8.76%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$929,388,748
Number of Holdings	101
Total Advisory Fee	$5,540,950
Portfolio Turnover	51%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	23.5
Industrials	18.7
Consumer Discretionary	12.0
Health Care	11.9
Information Technology	11.0
Communication Services	7.0
Consumer Staples	5.2
Materials	4.5
Energy	3.7
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United Kingdom - 22.0
Germany - 15.1
France - 14.7
United States - 11.1
Italy - 5.7
Sweden - 4.7
Netherlands - 4.6
Spain - 3.9
Switzerland - 3.2
Others - 15.0

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	3.5
Astrazeneca PLC	3.1
Shell PLC	3.0
Rolls-Royce Holdings PLC	2.9
SAP SE	2.4
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.2
Siemens Energy AG	2.2
Zegona Communications plc	2.1
Siemens AG	2.1
Banco Santander SA	1.9
25.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913833.101    3266-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Europe Fund Fidelity Advisor® Europe Fund Class M : FHJVX

This annual shareholder report contains information about Fidelity® Europe Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 150	1.32%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks in Europe ex U.K. and positioning in the U.K. contributed to the fund's performance versus the MSCI Europe Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials, where our stock picks in capital goods helped most. Stock picks in communication services and consumer discretionary, primarily within the consumer discretionary distribution & retail industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rheinmetall (+281%). We reduced our holdings in the company. A non-benchmark stake in Zegona Communications gained 279% and was a second notable relative contributor. This period we increased our position in Zegona Communications. The stock was among the fund's biggest holdings at period end. Another notable relative contributor was an overweight in Rolls-Royce Holdings (+125%). The company was among our largest holdings.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock picking in financials. An overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result. Also hurting our result were stock selection and an underweight in utilities.
•Not owning HSBC Holdings, a benchmark component that gained 62%, was the largest individual relative detractor. The second-largest relative detractor was our stake in Ferrari (-17%). This period we decreased our position in Ferrari. Not owning Banco Bilbao Vizcaya Argentaria, a benchmark component that gained roughly 110%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to Denmark and Italy. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	23.65%	8.59%	5.89%
Class M (without 3.50% sales charge)	28.14%	9.36%	6.26%
MSCI Europe Index	23.65%	13.99%	7.77%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$929,388,748
Number of Holdings	101
Total Advisory Fee	$5,540,950
Portfolio Turnover	51%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	23.5
Industrials	18.7
Consumer Discretionary	12.0
Health Care	11.9
Information Technology	11.0
Communication Services	7.0
Consumer Staples	5.2
Materials	4.5
Energy	3.7
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United Kingdom - 22.0
Germany - 15.1
France - 14.7
United States - 11.1
Italy - 5.7
Sweden - 4.7
Netherlands - 4.6
Spain - 3.9
Switzerland - 3.2
Others - 15.0

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	3.5
Astrazeneca PLC	3.1
Shell PLC	3.0
Rolls-Royce Holdings PLC	2.9
SAP SE	2.4
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.2
Siemens Energy AG	2.2
Zegona Communications plc	2.1
Siemens AG	2.1
Banco Santander SA	1.9
25.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913830.101    2635-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Europe Fund Fidelity Advisor® Europe Fund Class I : FHJMX

This annual shareholder report contains information about Fidelity® Europe Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 89	0.77%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks in Europe ex U.K. and positioning in the U.K. contributed to the fund's performance versus the MSCI Europe Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials, where our stock picks in capital goods helped most. Stock picks in communication services and consumer discretionary, primarily within the consumer discretionary distribution & retail industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rheinmetall (+281%). We reduced our holdings in the company. A non-benchmark stake in Zegona Communications gained 279% and was a second notable relative contributor. This period we increased our position in Zegona Communications. The stock was among the fund's biggest holdings at period end. Another notable relative contributor was an overweight in Rolls-Royce Holdings (+125%). The company was among our largest holdings.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock picking in financials. An overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result. Also hurting our result were stock selection and an underweight in utilities.
•Not owning HSBC Holdings, a benchmark component that gained 62%, was the largest individual relative detractor. The second-largest relative detractor was our stake in Ferrari (-17%). This period we decreased our position in Ferrari. Not owning Banco Bilbao Vizcaya Argentaria, a benchmark component that gained roughly 110%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to Denmark and Italy. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	28.82%	10.00%	6.93%
MSCI Europe Index	23.65%	13.99%	7.77%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$929,388,748
Number of Holdings	101
Total Advisory Fee	$5,540,950
Portfolio Turnover	51%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	23.5
Industrials	18.7
Consumer Discretionary	12.0
Health Care	11.9
Information Technology	11.0
Communication Services	7.0
Consumer Staples	5.2
Materials	4.5
Energy	3.7
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United Kingdom - 22.0
Germany - 15.1
France - 14.7
United States - 11.1
Italy - 5.7
Sweden - 4.7
Netherlands - 4.6
Spain - 3.9
Switzerland - 3.2
Others - 15.0

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	3.5
Astrazeneca PLC	3.1
Shell PLC	3.0
Rolls-Royce Holdings PLC	2.9
SAP SE	2.4
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.2
Siemens Energy AG	2.2
Zegona Communications plc	2.1
Siemens AG	2.1
Banco Santander SA	1.9
25.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913831.101    2636-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Europe Fund Fidelity Advisor® Europe Fund Class C : FHJTX

This annual shareholder report contains information about Fidelity® Europe Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 206	1.81%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks in Europe ex U.K. and positioning in the U.K. contributed to the fund's performance versus the MSCI Europe Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials, where our stock picks in capital goods helped most. Stock picks in communication services and consumer discretionary, primarily within the consumer discretionary distribution & retail industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rheinmetall (+281%). We reduced our holdings in the company. A non-benchmark stake in Zegona Communications gained 279% and was a second notable relative contributor. This period we increased our position in Zegona Communications. The stock was among the fund's biggest holdings at period end. Another notable relative contributor was an overweight in Rolls-Royce Holdings (+125%). The company was among our largest holdings.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock picking in financials. An overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result. Also hurting our result were stock selection and an underweight in utilities.
•Not owning HSBC Holdings, a benchmark component that gained 62%, was the largest individual relative detractor. The second-largest relative detractor was our stake in Ferrari (-17%). This period we decreased our position in Ferrari. Not owning Banco Bilbao Vizcaya Argentaria, a benchmark component that gained roughly 110%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to Denmark and Italy. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	26.48%	8.81%	5.90%
Class C	27.48%	8.81%	5.90%
MSCI Europe Index	23.65%	13.99%	7.77%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$929,388,748
Number of Holdings	101
Total Advisory Fee	$5,540,950
Portfolio Turnover	51%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	23.5
Industrials	18.7
Consumer Discretionary	12.0
Health Care	11.9
Information Technology	11.0
Communication Services	7.0
Consumer Staples	5.2
Materials	4.5
Energy	3.7
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United Kingdom - 22.0
Germany - 15.1
France - 14.7
United States - 11.1
Italy - 5.7
Sweden - 4.7
Netherlands - 4.6
Spain - 3.9
Switzerland - 3.2
Others - 15.0

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	3.5
Astrazeneca PLC	3.1
Shell PLC	3.0
Rolls-Royce Holdings PLC	2.9
SAP SE	2.4
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.2
Siemens Energy AG	2.2
Zegona Communications plc	2.1
Siemens AG	2.1
Banco Santander SA	1.9
25.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913829.101    2634-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Europe Fund Fidelity Advisor® Europe Fund Class A : FHJUX

This annual shareholder report contains information about Fidelity® Europe Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 122	1.07%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks in Europe ex U.K. and positioning in the U.K. contributed to the fund's performance versus the MSCI Europe Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials, where our stock picks in capital goods helped most. Stock picks in communication services and consumer discretionary, primarily within the consumer discretionary distribution & retail industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rheinmetall (+281%). We reduced our holdings in the company. A non-benchmark stake in Zegona Communications gained 279% and was a second notable relative contributor. This period we increased our position in Zegona Communications. The stock was among the fund's biggest holdings at period end. Another notable relative contributor was an overweight in Rolls-Royce Holdings (+125%). The company was among our largest holdings.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock picking in financials. An overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result. Also hurting our result were stock selection and an underweight in utilities.
•Not owning HSBC Holdings, a benchmark component that gained 62%, was the largest individual relative detractor. The second-largest relative detractor was our stake in Ferrari (-17%). This period we decreased our position in Ferrari. Not owning Banco Bilbao Vizcaya Argentaria, a benchmark component that gained roughly 110%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to Denmark and Italy. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	21.06%	8.37%	5.95%
Class A (without 5.75% sales charge)	28.45%	9.67%	6.58%
MSCI Europe Index	23.65%	13.99%	7.77%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$929,388,748
Number of Holdings	101
Total Advisory Fee	$5,540,950
Portfolio Turnover	51%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	23.5
Industrials	18.7
Consumer Discretionary	12.0
Health Care	11.9
Information Technology	11.0
Communication Services	7.0
Consumer Staples	5.2
Materials	4.5
Energy	3.7
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United Kingdom - 22.0
Germany - 15.1
France - 14.7
United States - 11.1
Italy - 5.7
Sweden - 4.7
Netherlands - 4.6
Spain - 3.9
Switzerland - 3.2
Others - 15.0

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	3.5
Astrazeneca PLC	3.1
Shell PLC	3.0
Rolls-Royce Holdings PLC	2.9
SAP SE	2.4
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.2
Siemens Energy AG	2.2
Zegona Communications plc	2.1
Siemens AG	2.1
Banco Santander SA	1.9
25.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913828.101    2632-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Fund Fidelity® Emerging Markets Fund : FEMKX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Emerging Markets Fund	$ 98	0.86%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an underweight in Emerging Asia, primarily in South Korea, and stock picking in Latin America, Mexico in particular, detracted from the fund's performance versus the MSCI Emerging Markets (Net MA) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials, where our investment choices among banks hurt most. Picks in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials, especially capital goods firms, pressured performance as well.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-20%). The company was among our largest holdings. A second notable relative detractor was our stake in Alibaba (+25%), another of the portfolio's larger holdings. A non-benchmark stake in Kaspi.KZ returned roughly -30% and notably hurt as well.
•In contrast, from a regional standpoint, security selection in Emerging Asia and a non-benchmark allocation to developed markets contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the benchmark were stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. Investment choices in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in SK Hynix (+184%). The company was among the fund's largest holdings. A non-benchmark stake in NVIDIA gained approximately 53% and was a second notable relative contributor. The stock was one of the portfolio's more sizable holdings as well. An overweight in Sieyuan Electric (+73%) also helped. The firm was among the fund's largest holdings at period end.
•Notable changes in geographic positioning include increased exposure to South Korea and a lower allocation to Brazil. By sector, meaningful shifts included decreased exposure to consumer staples and a higher allocation to communication services stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Emerging Markets Fund	27.33%	6.68%	9.93%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$9,266,162,123
Number of Holdings	84
Total Advisory Fee	$62,586,330
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.4
Financials	16.4
Consumer Discretionary	14.3
Communication Services	12.3
Industrials	8.5
Energy	5.1
Health Care	4.8
Consumer Staples	3.4
Materials	0.7
Real Estate	0.6
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.5
Bonds - 0.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.0
Taiwan - 18.1
India - 14.1
Korea (South) - 10.4
United States - 4.7
Brazil - 4.3
United Arab Emirates - 2.4
Indonesia - 2.3
South Africa - 2.0
Others - 12.7

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	16.2
Tencent Holdings Ltd	8.3
SK Hynix Inc	4.1
NVIDIA Corp	4.1
Alibaba Group Holding Ltd ADR	4.0
Samsung Electronics Co Ltd	3.8
PDD Holdings Inc Class A ADR	2.6
Sieyuan Electric Co Ltd A Shares (China)	2.5
Bank Central Asia Tbk PT	2.3
HDFC Bank Ltd/Gandhinagar	2.2
50.1
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913859.101    322-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Fund Fidelity Advisor® Emerging Markets Fund Class Z : FZEMX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 84	0.73%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an underweight in Emerging Asia, primarily in South Korea, and stock picking in Latin America, Mexico in particular, detracted from the fund's performance versus the MSCI Emerging Markets (Net MA) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials, where our investment choices among banks hurt most. Picks in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials, especially capital goods firms, pressured performance as well.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-20%). The company was among our largest holdings. A second notable relative detractor was our stake in Alibaba (+25%), another of the portfolio's larger holdings. A non-benchmark stake in Kaspi.KZ returned roughly -30% and notably hurt as well.
•In contrast, from a regional standpoint, security selection in Emerging Asia and a non-benchmark allocation to developed markets contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the benchmark were stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. Investment choices in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in SK Hynix (+184%). The company was among the fund's largest holdings. A non-benchmark stake in NVIDIA gained approximately 53% and was a second notable relative contributor. The stock was one of the portfolio's more sizable holdings as well. An overweight in Sieyuan Electric (+73%) also helped. The firm was among the fund's largest holdings at period end.
•Notable changes in geographic positioning include increased exposure to South Korea and a lower allocation to Brazil. By sector, meaningful shifts included decreased exposure to consumer staples and a higher allocation to communication services stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2021 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	27.52%	3.72%
MSCI Emerging Markets Index	27.88%	3.79%
A   From May 11, 2021

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$9,266,162,123
Number of Holdings	84
Total Advisory Fee	$62,586,330
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.4
Financials	16.4
Consumer Discretionary	14.3
Communication Services	12.3
Industrials	8.5
Energy	5.1
Health Care	4.8
Consumer Staples	3.4
Materials	0.7
Real Estate	0.6
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.5
Bonds - 0.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.0
Taiwan - 18.1
India - 14.1
Korea (South) - 10.4
United States - 4.7
Brazil - 4.3
United Arab Emirates - 2.4
Indonesia - 2.3
South Africa - 2.0
Others - 12.7

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	16.2
Tencent Holdings Ltd	8.3
SK Hynix Inc	4.1
NVIDIA Corp	4.1
Alibaba Group Holding Ltd ADR	4.0
Samsung Electronics Co Ltd	3.8
PDD Holdings Inc Class A ADR	2.6
Sieyuan Electric Co Ltd A Shares (China)	2.5
Bank Central Asia Tbk PT	2.3
HDFC Bank Ltd/Gandhinagar	2.2
50.1
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913864.101    6359-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Fund Fidelity Advisor® Emerging Markets Fund Class M : FEQMX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 157	1.39%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an underweight in Emerging Asia, primarily in South Korea, and stock picking in Latin America, Mexico in particular, detracted from the fund's performance versus the MSCI Emerging Markets (Net MA) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials, where our investment choices among banks hurt most. Picks in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials, especially capital goods firms, pressured performance as well.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-20%). The company was among our largest holdings. A second notable relative detractor was our stake in Alibaba (+25%), another of the portfolio's larger holdings. A non-benchmark stake in Kaspi.KZ returned roughly -30% and notably hurt as well.
•In contrast, from a regional standpoint, security selection in Emerging Asia and a non-benchmark allocation to developed markets contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the benchmark were stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. Investment choices in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in SK Hynix (+184%). The company was among the fund's largest holdings. A non-benchmark stake in NVIDIA gained approximately 53% and was a second notable relative contributor. The stock was one of the portfolio's more sizable holdings as well. An overweight in Sieyuan Electric (+73%) also helped. The firm was among the fund's largest holdings at period end.
•Notable changes in geographic positioning include increased exposure to South Korea and a lower allocation to Brazil. By sector, meaningful shifts included decreased exposure to consumer staples and a higher allocation to communication services stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2021 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	22.22%	2.19%
Class M (without 3.50% sales charge)	26.65%	3.00%
MSCI Emerging Markets Index	27.88%	3.79%
A   From May 11, 2021

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$9,266,162,123
Number of Holdings	84
Total Advisory Fee	$62,586,330
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.4
Financials	16.4
Consumer Discretionary	14.3
Communication Services	12.3
Industrials	8.5
Energy	5.1
Health Care	4.8
Consumer Staples	3.4
Materials	0.7
Real Estate	0.6
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.5
Bonds - 0.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.0
Taiwan - 18.1
India - 14.1
Korea (South) - 10.4
United States - 4.7
Brazil - 4.3
United Arab Emirates - 2.4
Indonesia - 2.3
South Africa - 2.0
Others - 12.7

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	16.2
Tencent Holdings Ltd	8.3
SK Hynix Inc	4.1
NVIDIA Corp	4.1
Alibaba Group Holding Ltd ADR	4.0
Samsung Electronics Co Ltd	3.8
PDD Holdings Inc Class A ADR	2.6
Sieyuan Electric Co Ltd A Shares (China)	2.5
Bank Central Asia Tbk PT	2.3
HDFC Bank Ltd/Gandhinagar	2.2
50.1
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913862.101    6357-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Fund Fidelity® Emerging Markets Fund Class K : FKEMX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 84	0.74%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an underweight in Emerging Asia, primarily in South Korea, and stock picking in Latin America, Mexico in particular, detracted from the fund's performance versus the MSCI Emerging Markets (Net MA) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials, where our investment choices among banks hurt most. Picks in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials, especially capital goods firms, pressured performance as well.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-20%). The company was among our largest holdings. A second notable relative detractor was our stake in Alibaba (+25%), another of the portfolio's larger holdings. A non-benchmark stake in Kaspi.KZ returned roughly -30% and notably hurt as well.
•In contrast, from a regional standpoint, security selection in Emerging Asia and a non-benchmark allocation to developed markets contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the benchmark were stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. Investment choices in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in SK Hynix (+184%). The company was among the fund's largest holdings. A non-benchmark stake in NVIDIA gained approximately 53% and was a second notable relative contributor. The stock was one of the portfolio's more sizable holdings as well. An overweight in Sieyuan Electric (+73%) also helped. The firm was among the fund's largest holdings at period end.
•Notable changes in geographic positioning include increased exposure to South Korea and a lower allocation to Brazil. By sector, meaningful shifts included decreased exposure to consumer staples and a higher allocation to communication services stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	27.47%	6.81%	10.07%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$9,266,162,123
Number of Holdings	84
Total Advisory Fee	$62,586,330
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.4
Financials	16.4
Consumer Discretionary	14.3
Communication Services	12.3
Industrials	8.5
Energy	5.1
Health Care	4.8
Consumer Staples	3.4
Materials	0.7
Real Estate	0.6
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.5
Bonds - 0.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.0
Taiwan - 18.1
India - 14.1
Korea (South) - 10.4
United States - 4.7
Brazil - 4.3
United Arab Emirates - 2.4
Indonesia - 2.3
South Africa - 2.0
Others - 12.7

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	16.2
Tencent Holdings Ltd	8.3
SK Hynix Inc	4.1
NVIDIA Corp	4.1
Alibaba Group Holding Ltd ADR	4.0
Samsung Electronics Co Ltd	3.8
PDD Holdings Inc Class A ADR	2.6
Sieyuan Electric Co Ltd A Shares (China)	2.5
Bank Central Asia Tbk PT	2.3
HDFC Bank Ltd/Gandhinagar	2.2
50.1
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913858.101    2084-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Fund Fidelity Advisor® Emerging Markets Fund Class I : FECMX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 99	0.87%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an underweight in Emerging Asia, primarily in South Korea, and stock picking in Latin America, Mexico in particular, detracted from the fund's performance versus the MSCI Emerging Markets (Net MA) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials, where our investment choices among banks hurt most. Picks in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials, especially capital goods firms, pressured performance as well.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-20%). The company was among our largest holdings. A second notable relative detractor was our stake in Alibaba (+25%), another of the portfolio's larger holdings. A non-benchmark stake in Kaspi.KZ returned roughly -30% and notably hurt as well.
•In contrast, from a regional standpoint, security selection in Emerging Asia and a non-benchmark allocation to developed markets contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the benchmark were stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. Investment choices in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in SK Hynix (+184%). The company was among the fund's largest holdings. A non-benchmark stake in NVIDIA gained approximately 53% and was a second notable relative contributor. The stock was one of the portfolio's more sizable holdings as well. An overweight in Sieyuan Electric (+73%) also helped. The firm was among the fund's largest holdings at period end.
•Notable changes in geographic positioning include increased exposure to South Korea and a lower allocation to Brazil. By sector, meaningful shifts included decreased exposure to consumer staples and a higher allocation to communication services stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2021 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	27.29%	3.57%
MSCI Emerging Markets Index	27.88%	3.79%
A   From May 11, 2021

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$9,266,162,123
Number of Holdings	84
Total Advisory Fee	$62,586,330
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.4
Financials	16.4
Consumer Discretionary	14.3
Communication Services	12.3
Industrials	8.5
Energy	5.1
Health Care	4.8
Consumer Staples	3.4
Materials	0.7
Real Estate	0.6
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.5
Bonds - 0.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.0
Taiwan - 18.1
India - 14.1
Korea (South) - 10.4
United States - 4.7
Brazil - 4.3
United Arab Emirates - 2.4
Indonesia - 2.3
South Africa - 2.0
Others - 12.7

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	16.2
Tencent Holdings Ltd	8.3
SK Hynix Inc	4.1
NVIDIA Corp	4.1
Alibaba Group Holding Ltd ADR	4.0
Samsung Electronics Co Ltd	3.8
PDD Holdings Inc Class A ADR	2.6
Sieyuan Electric Co Ltd A Shares (China)	2.5
Bank Central Asia Tbk PT	2.3
HDFC Bank Ltd/Gandhinagar	2.2
50.1
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913863.101    6358-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Fund Fidelity Advisor® Emerging Markets Fund Class C : FEMMX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 213	1.89%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an underweight in Emerging Asia, primarily in South Korea, and stock picking in Latin America, Mexico in particular, detracted from the fund's performance versus the MSCI Emerging Markets (Net MA) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials, where our investment choices among banks hurt most. Picks in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials, especially capital goods firms, pressured performance as well.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-20%). The company was among our largest holdings. A second notable relative detractor was our stake in Alibaba (+25%), another of the portfolio's larger holdings. A non-benchmark stake in Kaspi.KZ returned roughly -30% and notably hurt as well.
•In contrast, from a regional standpoint, security selection in Emerging Asia and a non-benchmark allocation to developed markets contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the benchmark were stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. Investment choices in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in SK Hynix (+184%). The company was among the fund's largest holdings. A non-benchmark stake in NVIDIA gained approximately 53% and was a second notable relative contributor. The stock was one of the portfolio's more sizable holdings as well. An overweight in Sieyuan Electric (+73%) also helped. The firm was among the fund's largest holdings at period end.
•Notable changes in geographic positioning include increased exposure to South Korea and a lower allocation to Brazil. By sector, meaningful shifts included decreased exposure to consumer staples and a higher allocation to communication services stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2021 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	25.03%	2.49%
Class C	26.03%	2.49%
MSCI Emerging Markets Index	27.88%	3.79%
A   From May 11, 2021

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$9,266,162,123
Number of Holdings	84
Total Advisory Fee	$62,586,330
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.4
Financials	16.4
Consumer Discretionary	14.3
Communication Services	12.3
Industrials	8.5
Energy	5.1
Health Care	4.8
Consumer Staples	3.4
Materials	0.7
Real Estate	0.6
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.5
Bonds - 0.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.0
Taiwan - 18.1
India - 14.1
Korea (South) - 10.4
United States - 4.7
Brazil - 4.3
United Arab Emirates - 2.4
Indonesia - 2.3
South Africa - 2.0
Others - 12.7

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	16.2
Tencent Holdings Ltd	8.3
SK Hynix Inc	4.1
NVIDIA Corp	4.1
Alibaba Group Holding Ltd ADR	4.0
Samsung Electronics Co Ltd	3.8
PDD Holdings Inc Class A ADR	2.6
Sieyuan Electric Co Ltd A Shares (China)	2.5
Bank Central Asia Tbk PT	2.3
HDFC Bank Ltd/Gandhinagar	2.2
50.1
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913861.101    6356-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Fund Fidelity Advisor® Emerging Markets Fund Class A : FEDMX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 129	1.14%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an underweight in Emerging Asia, primarily in South Korea, and stock picking in Latin America, Mexico in particular, detracted from the fund's performance versus the MSCI Emerging Markets (Net MA) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials, where our investment choices among banks hurt most. Picks in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials, especially capital goods firms, pressured performance as well.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-20%). The company was among our largest holdings. A second notable relative detractor was our stake in Alibaba (+25%), another of the portfolio's larger holdings. A non-benchmark stake in Kaspi.KZ returned roughly -30% and notably hurt as well.
•In contrast, from a regional standpoint, security selection in Emerging Asia and a non-benchmark allocation to developed markets contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the benchmark were stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. Investment choices in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in SK Hynix (+184%). The company was among the fund's largest holdings. A non-benchmark stake in NVIDIA gained approximately 53% and was a second notable relative contributor. The stock was one of the portfolio's more sizable holdings as well. An overweight in Sieyuan Electric (+73%) also helped. The firm was among the fund's largest holdings at period end.
•Notable changes in geographic positioning include increased exposure to South Korea and a lower allocation to Brazil. By sector, meaningful shifts included decreased exposure to consumer staples and a higher allocation to communication services stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2021 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	19.67%	1.92%
Class A (without 5.75% sales charge)	26.97%	3.28%
MSCI Emerging Markets Index	27.88%	3.79%
A   From May 11, 2021

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$9,266,162,123
Number of Holdings	84
Total Advisory Fee	$62,586,330
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.4
Financials	16.4
Consumer Discretionary	14.3
Communication Services	12.3
Industrials	8.5
Energy	5.1
Health Care	4.8
Consumer Staples	3.4
Materials	0.7
Real Estate	0.6
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.5
Bonds - 0.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.0
Taiwan - 18.1
India - 14.1
Korea (South) - 10.4
United States - 4.7
Brazil - 4.3
United Arab Emirates - 2.4
Indonesia - 2.3
South Africa - 2.0
Others - 12.7

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	16.2
Tencent Holdings Ltd	8.3
SK Hynix Inc	4.1
NVIDIA Corp	4.1
Alibaba Group Holding Ltd ADR	4.0
Samsung Electronics Co Ltd	3.8
PDD Holdings Inc Class A ADR	2.6
Sieyuan Electric Co Ltd A Shares (China)	2.5
Bank Central Asia Tbk PT	2.3
HDFC Bank Ltd/Gandhinagar	2.2
50.1
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913860.101    6355-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Discovery Fund Fidelity® Emerging Markets Discovery Fund : FEDDX

This annual shareholder report contains information about Fidelity® Emerging Markets Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Emerging Markets Discovery Fund	$ 107	0.97%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks and an underweight in Emerging Asia, primarily Taiwan, along with a non-benchmark allocation to developed markets, contributed to the fund's performance versus the MSCI Emerging Markets SMID Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within information technology, where our picks among semiconductors & semiconductor equipment firms helped most. Investment choices in communication services, especially in the media & entertainment industry, as well as consumer staples, food, beverage & tobacco stocks in particular, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nanya Technology (+221%), one the fund's biggest holdings at period end. Outsized exposure to Bizlink Holding (+206%) helped as well. Though we decreased our position in the stock, the company was the fund's largest holding this period. Another notable relative contributor was an overweight in Chroma ATE (+125%), an investment we established this period and the fund's biggest holding at period end.
•In contrast, from a regional standpoint, picks in Latin America and Emerging Europe detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Picks and an overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result. Investment choices in industrials hurt as well. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sumber Alfaria Trijaya (-35%), a stake we established this period. A non-benchmark position in ASMPT (-42%) also hurt. The stock was not held at period end. Outsized exposure to E Ink Holdings (-27%) was another negative.
•Notable changes in geographic positioning included decreased exposure to South Africa and a higher allocation to South Korea. By sector, meaningful shifts included lower allocations to real estate and materials stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Emerging Markets Discovery Fund	22.59%	11.13%	8.83%
MSCI Emerging Markets SMID Cap Index	20.59%	11.70%	7.47%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,212,157,708
Number of Holdings	105
Total Advisory Fee	$10,304,567
Portfolio Turnover	38%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.2
Financials	17.7
Information Technology	15.3
Consumer Discretionary	13.2
Consumer Staples	6.9
Health Care	5.6
Real Estate	4.6
Energy	2.7
Materials	2.7
Communication Services	2.6
Utilities	1.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Short-Term Investments and Net Other Assets (Liabilities) - 1.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Taiwan - 21.1
China - 17.9
India - 11.7
Brazil - 10.2
Korea (South) - 9.1
Mexico - 5.3
Indonesia - 4.0
Poland - 3.9
United States - 2.5
Others - 14.3

TOP HOLDINGS (% of Fund's net assets)
Chroma ATE Inc	1.9
Bizlink Holding Inc	1.9
Yageo Corp	1.9
Nanya Technology Corp	1.8
King Yuan Electronics Co Ltd	1.6
Innodisk Corp	1.5
ASPEED Technology Inc	1.4
Acter Group Corp Ltd	1.3
Woori Financial Group Inc	1.3
Eicher Motors Ltd	1.3
15.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913973.101    2374-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Discovery Fund Fidelity Advisor® Emerging Markets Discovery Fund Class Z : FIQGX

This annual shareholder report contains information about Fidelity® Emerging Markets Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 99	0.89%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks and an underweight in Emerging Asia, primarily Taiwan, along with a non-benchmark allocation to developed markets, contributed to the fund's performance versus the MSCI Emerging Markets SMID Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within information technology, where our picks among semiconductors & semiconductor equipment firms helped most. Investment choices in communication services, especially in the media & entertainment industry, as well as consumer staples, food, beverage & tobacco stocks in particular, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nanya Technology (+221%), one the fund's biggest holdings at period end. Outsized exposure to Bizlink Holding (+206%) helped as well. Though we decreased our position in the stock, the company was the fund's largest holding this period. Another notable relative contributor was an overweight in Chroma ATE (+125%), an investment we established this period and the fund's biggest holding at period end.
•In contrast, from a regional standpoint, picks in Latin America and Emerging Europe detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Picks and an overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result. Investment choices in industrials hurt as well. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sumber Alfaria Trijaya (-35%), a stake we established this period. A non-benchmark position in ASMPT (-42%) also hurt. The stock was not held at period end. Outsized exposure to E Ink Holdings (-27%) was another negative.
•Notable changes in geographic positioning included decreased exposure to South Africa and a higher allocation to South Korea. By sector, meaningful shifts included lower allocations to real estate and materials stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	22.66%	11.27%	9.30%
MSCI Emerging Markets SMID Cap Index	20.59%	11.70%	8.13%
MSCI Emerging Markets Index	27.88%	7.47%	6.93%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,212,157,708
Number of Holdings	105
Total Advisory Fee	$10,304,567
Portfolio Turnover	38%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.2
Financials	17.7
Information Technology	15.3
Consumer Discretionary	13.2
Consumer Staples	6.9
Health Care	5.6
Real Estate	4.6
Energy	2.7
Materials	2.7
Communication Services	2.6
Utilities	1.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Short-Term Investments and Net Other Assets (Liabilities) - 1.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Taiwan - 21.1
China - 17.9
India - 11.7
Brazil - 10.2
Korea (South) - 9.1
Mexico - 5.3
Indonesia - 4.0
Poland - 3.9
United States - 2.5
Others - 14.3

TOP HOLDINGS (% of Fund's net assets)
Chroma ATE Inc	1.9
Bizlink Holding Inc	1.9
Yageo Corp	1.9
Nanya Technology Corp	1.8
King Yuan Electronics Co Ltd	1.6
Innodisk Corp	1.5
ASPEED Technology Inc	1.4
Acter Group Corp Ltd	1.3
Woori Financial Group Inc	1.3
Eicher Motors Ltd	1.3
15.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913978.101    3265-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Discovery Fund Fidelity Advisor® Emerging Markets Discovery Fund Class M : FEDTX

This annual shareholder report contains information about Fidelity® Emerging Markets Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 168	1.51%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks and an underweight in Emerging Asia, primarily Taiwan, along with a non-benchmark allocation to developed markets, contributed to the fund's performance versus the MSCI Emerging Markets SMID Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within information technology, where our picks among semiconductors & semiconductor equipment firms helped most. Investment choices in communication services, especially in the media & entertainment industry, as well as consumer staples, food, beverage & tobacco stocks in particular, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nanya Technology (+221%), one the fund's biggest holdings at period end. Outsized exposure to Bizlink Holding (+206%) helped as well. Though we decreased our position in the stock, the company was the fund's largest holding this period. Another notable relative contributor was an overweight in Chroma ATE (+125%), an investment we established this period and the fund's biggest holding at period end.
•In contrast, from a regional standpoint, picks in Latin America and Emerging Europe detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Picks and an overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result. Investment choices in industrials hurt as well. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sumber Alfaria Trijaya (-35%), a stake we established this period. A non-benchmark position in ASMPT (-42%) also hurt. The stock was not held at period end. Outsized exposure to E Ink Holdings (-27%) was another negative.
•Notable changes in geographic positioning included decreased exposure to South Africa and a higher allocation to South Korea. By sector, meaningful shifts included lower allocations to real estate and materials stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	17.62%	9.73%	7.83%
Class M (without 3.50% sales charge)	21.88%	10.51%	8.22%
MSCI Emerging Markets SMID Cap Index	20.59%	11.70%	7.47%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,212,157,708
Number of Holdings	105
Total Advisory Fee	$10,304,567
Portfolio Turnover	38%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.2
Financials	17.7
Information Technology	15.3
Consumer Discretionary	13.2
Consumer Staples	6.9
Health Care	5.6
Real Estate	4.6
Energy	2.7
Materials	2.7
Communication Services	2.6
Utilities	1.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Short-Term Investments and Net Other Assets (Liabilities) - 1.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Taiwan - 21.1
China - 17.9
India - 11.7
Brazil - 10.2
Korea (South) - 9.1
Mexico - 5.3
Indonesia - 4.0
Poland - 3.9
United States - 2.5
Others - 14.3

TOP HOLDINGS (% of Fund's net assets)
Chroma ATE Inc	1.9
Bizlink Holding Inc	1.9
Yageo Corp	1.9
Nanya Technology Corp	1.8
King Yuan Electronics Co Ltd	1.6
Innodisk Corp	1.5
ASPEED Technology Inc	1.4
Acter Group Corp Ltd	1.3
Woori Financial Group Inc	1.3
Eicher Motors Ltd	1.3
15.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913976.101    2377-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Discovery Fund Fidelity Advisor® Emerging Markets Discovery Fund Class I : FEDIX

This annual shareholder report contains information about Fidelity® Emerging Markets Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 113	1.01%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks and an underweight in Emerging Asia, primarily Taiwan, along with a non-benchmark allocation to developed markets, contributed to the fund's performance versus the MSCI Emerging Markets SMID Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within information technology, where our picks among semiconductors & semiconductor equipment firms helped most. Investment choices in communication services, especially in the media & entertainment industry, as well as consumer staples, food, beverage & tobacco stocks in particular, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nanya Technology (+221%), one the fund's biggest holdings at period end. Outsized exposure to Bizlink Holding (+206%) helped as well. Though we decreased our position in the stock, the company was the fund's largest holding this period. Another notable relative contributor was an overweight in Chroma ATE (+125%), an investment we established this period and the fund's biggest holding at period end.
•In contrast, from a regional standpoint, picks in Latin America and Emerging Europe detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Picks and an overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result. Investment choices in industrials hurt as well. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sumber Alfaria Trijaya (-35%), a stake we established this period. A non-benchmark position in ASMPT (-42%) also hurt. The stock was not held at period end. Outsized exposure to E Ink Holdings (-27%) was another negative.
•Notable changes in geographic positioning included decreased exposure to South Africa and a higher allocation to South Korea. By sector, meaningful shifts included lower allocations to real estate and materials stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	22.58%	11.13%	8.83%
MSCI Emerging Markets SMID Cap Index	20.59%	11.70%	7.47%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,212,157,708
Number of Holdings	105
Total Advisory Fee	$10,304,567
Portfolio Turnover	38%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.2
Financials	17.7
Information Technology	15.3
Consumer Discretionary	13.2
Consumer Staples	6.9
Health Care	5.6
Real Estate	4.6
Energy	2.7
Materials	2.7
Communication Services	2.6
Utilities	1.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Short-Term Investments and Net Other Assets (Liabilities) - 1.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Taiwan - 21.1
China - 17.9
India - 11.7
Brazil - 10.2
Korea (South) - 9.1
Mexico - 5.3
Indonesia - 4.0
Poland - 3.9
United States - 2.5
Others - 14.3

TOP HOLDINGS (% of Fund's net assets)
Chroma ATE Inc	1.9
Bizlink Holding Inc	1.9
Yageo Corp	1.9
Nanya Technology Corp	1.8
King Yuan Electronics Co Ltd	1.6
Innodisk Corp	1.5
ASPEED Technology Inc	1.4
Acter Group Corp Ltd	1.3
Woori Financial Group Inc	1.3
Eicher Motors Ltd	1.3
15.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913977.101    2378-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Discovery Fund Fidelity Advisor® Emerging Markets Discovery Fund Class C : FEDGX

This annual shareholder report contains information about Fidelity® Emerging Markets Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 223	2.01%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks and an underweight in Emerging Asia, primarily Taiwan, along with a non-benchmark allocation to developed markets, contributed to the fund's performance versus the MSCI Emerging Markets SMID Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within information technology, where our picks among semiconductors & semiconductor equipment firms helped most. Investment choices in communication services, especially in the media & entertainment industry, as well as consumer staples, food, beverage & tobacco stocks in particular, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nanya Technology (+221%), one the fund's biggest holdings at period end. Outsized exposure to Bizlink Holding (+206%) helped as well. Though we decreased our position in the stock, the company was the fund's largest holding this period. Another notable relative contributor was an overweight in Chroma ATE (+125%), an investment we established this period and the fund's biggest holding at period end.
•In contrast, from a regional standpoint, picks in Latin America and Emerging Europe detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Picks and an overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result. Investment choices in industrials hurt as well. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sumber Alfaria Trijaya (-35%), a stake we established this period. A non-benchmark position in ASMPT (-42%) also hurt. The stock was not held at period end. Outsized exposure to E Ink Holdings (-27%) was another negative.
•Notable changes in geographic positioning included decreased exposure to South Africa and a higher allocation to South Korea. By sector, meaningful shifts included lower allocations to real estate and materials stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	20.34%	9.97%	7.85%
Class C	21.34%	9.97%	7.85%
MSCI Emerging Markets SMID Cap Index	20.59%	11.70%	7.47%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,212,157,708
Number of Holdings	105
Total Advisory Fee	$10,304,567
Portfolio Turnover	38%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.2
Financials	17.7
Information Technology	15.3
Consumer Discretionary	13.2
Consumer Staples	6.9
Health Care	5.6
Real Estate	4.6
Energy	2.7
Materials	2.7
Communication Services	2.6
Utilities	1.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Short-Term Investments and Net Other Assets (Liabilities) - 1.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Taiwan - 21.1
China - 17.9
India - 11.7
Brazil - 10.2
Korea (South) - 9.1
Mexico - 5.3
Indonesia - 4.0
Poland - 3.9
United States - 2.5
Others - 14.3

TOP HOLDINGS (% of Fund's net assets)
Chroma ATE Inc	1.9
Bizlink Holding Inc	1.9
Yageo Corp	1.9
Nanya Technology Corp	1.8
King Yuan Electronics Co Ltd	1.6
Innodisk Corp	1.5
ASPEED Technology Inc	1.4
Acter Group Corp Ltd	1.3
Woori Financial Group Inc	1.3
Eicher Motors Ltd	1.3
15.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913975.101    2376-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Emerging Markets Discovery Fund Fidelity Advisor® Emerging Markets Discovery Fund Class A : FEDAX

This annual shareholder report contains information about Fidelity® Emerging Markets Discovery Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 140	1.26%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks and an underweight in Emerging Asia, primarily Taiwan, along with a non-benchmark allocation to developed markets, contributed to the fund's performance versus the MSCI Emerging Markets SMID Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within information technology, where our picks among semiconductors & semiconductor equipment firms helped most. Investment choices in communication services, especially in the media & entertainment industry, as well as consumer staples, food, beverage & tobacco stocks in particular, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nanya Technology (+221%), one the fund's biggest holdings at period end. Outsized exposure to Bizlink Holding (+206%) helped as well. Though we decreased our position in the stock, the company was the fund's largest holding this period. Another notable relative contributor was an overweight in Chroma ATE (+125%), an investment we established this period and the fund's biggest holding at period end.
•In contrast, from a regional standpoint, picks in Latin America and Emerging Europe detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Picks and an overweight in consumer discretionary, primarily within the consumer durables & apparel industry, also hampered the fund's result. Investment choices in industrials hurt as well. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sumber Alfaria Trijaya (-35%), a stake we established this period. A non-benchmark position in ASMPT (-42%) also hurt. The stock was not held at period end. Outsized exposure to E Ink Holdings (-27%) was another negative.
•Notable changes in geographic positioning included decreased exposure to South Africa and a higher allocation to South Korea. By sector, meaningful shifts included lower allocations to real estate and materials stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	15.17%	9.50%	7.87%
Class A (without 5.75% sales charge)	22.20%	10.81%	8.51%
MSCI Emerging Markets SMID Cap Index	20.59%	11.70%	7.47%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,212,157,708
Number of Holdings	105
Total Advisory Fee	$10,304,567
Portfolio Turnover	38%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.2
Financials	17.7
Information Technology	15.3
Consumer Discretionary	13.2
Consumer Staples	6.9
Health Care	5.6
Real Estate	4.6
Energy	2.7
Materials	2.7
Communication Services	2.6
Utilities	1.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Short-Term Investments and Net Other Assets (Liabilities) - 1.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Taiwan - 21.1
China - 17.9
India - 11.7
Brazil - 10.2
Korea (South) - 9.1
Mexico - 5.3
Indonesia - 4.0
Poland - 3.9
United States - 2.5
Others - 14.3

TOP HOLDINGS (% of Fund's net assets)
Chroma ATE Inc	1.9
Bizlink Holding Inc	1.9
Yageo Corp	1.9
Nanya Technology Corp	1.8
King Yuan Electronics Co Ltd	1.6
Innodisk Corp	1.5
ASPEED Technology Inc	1.4
Acter Group Corp Ltd	1.3
Woori Financial Group Inc	1.3
Eicher Motors Ltd	1.3
15.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913974.101    2375-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Asia Fund Fidelity® Emerging Asia Fund : FSEAX

This annual shareholder report contains information about Fidelity® Emerging Asia Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Emerging Asia Fund	$ 121	1.03%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in emerging markets, along with picks and an underweight in Asia Pacific ex Japan, primarily Singapore, contributed to the fund's performance versus the MSCI AC Asia Ex Japan (Net MA) Linked Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in health care, especially in the pharmaceuticals, biotechnology & life sciences industry. Investment choices and an overweight in consumer discretionary, particularly among consumer discretionary distribution & retail stocks, also boosted relative performance. An underweight in consumer staples helped as well.
•The top individual relative contributor was an overweight in Sea (+64%), where we decreased our stake the past 12 months. Still, the company was among our biggest holdings this period. A second notable relative contributor was an overweight in WuXi XDC Cayman (+226%), another of our largest holdings at period end. Outsized exposure to Taiwan Semiconductor Manufacturing (+58%) also helped. The stock was the fund's largest holding.
•In contrast, from a regional standpoint, non-benchmark allocations to Europe ex U.K. and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was an underweight in communication services. An overweight in health care, primarily in the health care equipment & services industry, also hampered the fund's result. Picks in information technology, especially among semiconductors & semiconductor equipment firms, hurt as well. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was our non-benchmark stake in MakeMyTrip (-20%). The company was one of our biggest holdings this period. A position in Samsung Electronics (+70%), one of the fund's biggest holdings at period end, also hurt. Non-benchmark exposure to Delivery Hero (-32%) was another challenge. The stock was not held at period end.
•Notable changes in geographic positioning included increased exposure to South Korea and a lower allocation to Singapore. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to consumer discretionary stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Emerging Asia Fund	35.10%	6.72%	12.30%
MSCI AC (All Country) Asia ex Japan Index	28.35%	6.78%	8.14%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,477,432,495
Number of Holdings	74
Total Advisory Fee	$11,121,233
Portfolio Turnover	107%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.7
Financials	16.5
Consumer Discretionary	15.5
Communication Services	12.1
Industrials	10.2
Health Care	6.8
Materials	2.1
Consumer Staples	0.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 93.9
Preferred Stocks - 2.9
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 38.1
Taiwan - 19.0
India - 16.3
Korea (South) - 13.8
Hong Kong - 4.0
United States - 3.3
Indonesia - 2.2
Singapore - 1.7
Philippines - 1.1
South Africa - 0.5

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	10.8
Tencent Holdings Ltd	8.2
SK Hynix Inc	4.3
PDD Holdings Inc Class A ADR	4.1
Alibaba Group Holding Ltd	3.7
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.2
WuXi XDC Cayman Inc	2.5
Samsung Electronics Co Ltd	2.4
Samsung Electronics Co Ltd	2.2
HDFC Bank Ltd/Gandhinagar	2.2
43.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913888.101    351-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Diversified International K6 Fund Fidelity® Diversified International K6 Fund : FKIDX

This annual shareholder report contains information about Fidelity® Diversified International K6 Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Diversified International K6 Fund	$ 66	0.60%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, a non-benchmark allocation to Canada and positioning in the U.S. detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Picks in industrials also hampered the fund's result. Also detracting from our result was positioning in communication services.
•The biggest individual relative detractor was not owning Softbank Group (+183%), an index constituent. A second notable relative detractor was our overweight stake in Wolters Kluwer (-26%). Another notable relative detractor was an overweight position in London Stock Exchange (-7%).
•In contrast, from a regional standpoint, a non-benchmark allocation to emerging markets contributed to the fund's relative result, as did stock picking in Japan.
•By sector, stock selection in materials and information technology contributed to the fund's relative result. Underweights in consumer staples and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rolls-Royce (+124%). The company was among the fund's biggest holdings at period end. The second-largest relative contributor was an overweight in Advantest (+160%). The company was the fund's 11th-largest holding at period end. An overweight in Mitsubishi Heavy Industries (+112%) also helped. The stock was among the fund's biggest holdings.
•Notable changes in positioning include decreased exposure to the United States and a higher allocation to Germany. By sector, meaningful changes in positioning include decreased exposure to health care and energy.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Diversified International K6 Fund	21.60%	9.49%	8.18%
MSCI EAFE Index	23.38%	12.58%	7.71%
A   From May 25, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$4,807,177,122
Number of Holdings	151
Total Advisory Fee	$27,874,405
Portfolio Turnover	45%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.2
Industrials	24.7
Information Technology	14.2
Materials	8.1
Consumer Discretionary	8.1
Health Care	6.9
Energy	3.2
Communication Services	2.6
Consumer Staples	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.9
Preferred Stocks - 0.5
Short-Term Investments and Net Other Assets (Liabilities) - 2.6

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 18.9
United Kingdom - 15.1
Germany - 12.4
United States - 10.9
France - 7.9
Italy - 4.2
Canada - 4.1
Spain - 3.9
Netherlands - 3.4
Others - 19.2

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	3.0
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.2
Rolls-Royce Holdings PLC	2.2
Banco Santander SA	2.1
SAP SE	2.0
ASML Holding NV depository receipt	1.8
Allianz SE	1.8
Lloyds Banking Group PLC	1.8
Mitsubishi Heavy Industries Ltd	1.8
NatWest Group PLC	1.6
20.3
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913992.101    2947-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Diversified International Fund Fidelity® Diversified International Fund : FDIVX

This annual shareholder report contains information about Fidelity® Diversified International Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Diversified International Fund	$ 73	0.66%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, a non-benchmark allocation to Canada and positioning in the U.S. detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Picks in industrials also hampered the fund's result. Also detracting from our result was positioning in communication services.
•The biggest individual relative detractor was not owning Softbank Group (+183%), an index constituent. A second notable relative detractor was our overweight stake in Wolters Kluwer (-26%). Another notable relative detractor was an overweight position in London Stock Exchange (-7%).
•In contrast, from a regional standpoint, a non-benchmark allocation to emerging markets contributed to the fund's relative result, as did stock picking in Japan.
•By sector, stock selection in materials and information technology contributed to the fund's relative result. Underweights in consumer staples and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rolls-Royce (+124%). The company was among the fund's biggest holdings at period end. The second-largest relative contributor was an overweight in Advantest (+160%). The company was one of the fund's largest holdings at period end. An overweight in Mitsubishi Heavy Industries (+112%) also helped. The stock was among the fund's biggest holdings.
•Notable changes in positioning include decreased exposure to the United States and a higher allocation to Germany. By sector, meaningful changes in positioning include decreased exposure to health care and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Diversified International Fund	21.48%	9.26%	7.76%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$13,351,715,112
Number of Holdings	150
Total Advisory Fee	$77,577,854
Portfolio Turnover	47%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.0
Industrials	24.4
Information Technology	14.2
Materials	7.9
Consumer Discretionary	7.9
Health Care	6.9
Energy	3.3
Communication Services	2.6
Consumer Staples	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.2
Preferred Stocks - 0.4
Short-Term Investments and Net Other Assets (Liabilities) - 3.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 18.8
United Kingdom - 15.0
Germany - 12.2
United States - 11.6
France - 7.9
Italy - 4.2
Canada - 4.0
Spain - 3.8
Netherlands - 3.4
Others - 19.1

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	2.9
Rolls-Royce Holdings PLC	2.2
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.2
SAP SE	2.1
Banco Santander SA	2.1
ASML Holding NV depository receipt	1.8
Allianz SE	1.8
Lloyds Banking Group PLC	1.8
Mitsubishi Heavy Industries Ltd	1.8
Advantest Corp	1.6
20.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913866.101    325-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Diversified International Fund Fidelity® Diversified International Fund Class K : FDIKX

This annual shareholder report contains information about Fidelity® Diversified International Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 65	0.59%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, a non-benchmark allocation to Canada and positioning in the U.S. detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Picks in industrials also hampered the fund's result. Also detracting from our result was positioning in communication services.
•The biggest individual relative detractor was not owning Softbank Group (+183%), an index constituent. A second notable relative detractor was our overweight stake in Wolters Kluwer (-26%). Another notable relative detractor was an overweight position in London Stock Exchange (-7%).
•In contrast, from a regional standpoint, a non-benchmark allocation to emerging markets contributed to the fund's relative result, as did stock picking in Japan.
•By sector, stock selection in materials and information technology contributed to the fund's relative result. Underweights in consumer staples and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rolls-Royce (+124%). The company was among the fund's biggest holdings at period end. The second-largest relative contributor was an overweight in Advantest (+160%). The company was one of the fund's largest holdings at period end. An overweight in Mitsubishi Heavy Industries (+112%) also helped. The stock was among the fund's biggest holdings.
•Notable changes in positioning include decreased exposure to the United States and a higher allocation to Germany. By sector, meaningful changes in positioning include decreased exposure to health care and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	21.57%	9.36%	7.88%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$13,351,715,112
Number of Holdings	150
Total Advisory Fee	$77,577,854
Portfolio Turnover	47%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.0
Industrials	24.4
Information Technology	14.2
Materials	7.9
Consumer Discretionary	7.9
Health Care	6.9
Energy	3.3
Communication Services	2.6
Consumer Staples	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.2
Preferred Stocks - 0.4
Short-Term Investments and Net Other Assets (Liabilities) - 3.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 18.8
United Kingdom - 15.0
Germany - 12.2
United States - 11.6
France - 7.9
Italy - 4.2
Canada - 4.0
Spain - 3.8
Netherlands - 3.4
Others - 19.1

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	2.9
Rolls-Royce Holdings PLC	2.2
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.2
SAP SE	2.1
Banco Santander SA	2.1
ASML Holding NV depository receipt	1.8
Allianz SE	1.8
Lloyds Banking Group PLC	1.8
Mitsubishi Heavy Industries Ltd	1.8
Advantest Corp	1.6
20.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913865.101    2082-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® China Region Fund Fidelity® China Region Fund : FHKCX

This annual shareholder report contains information about Fidelity® China Region Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® China Region Fund	$ 109	0.91%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in emerging markets and security selection and an underweight in Asia Pacific ex Japan contributed to the fund's performance versus the MSCI Golden Dragon Net MA Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in industrials, primarily within the capital goods industry. Stock selection in materials also boosted relative performance. Also contributing to our result were picks and an overweight in information technology.
•The top individual relative contributor was an overweight in Zijin Mining (+99%). The stock was among the fund's biggest holdings. The second-largest relative contributor was a non-benchmark stake in Chroma ATE (+167%). This was an investment we established this period. Another notable relative contributor was an overweight in Zhejiang Sanhua Intelligent Controls (+93%).
•In contrast, from a regional standpoint, non-benchmark allocations to the United States and Europe ex U.K. detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Security selection in consumer staples also hampered the fund's result. Also hurting were security selection and an overweight in consumer discretionary.
•The biggest individual relative detractor was an overweight in eMemory Technology (-36%). A second notable relative detractor was an underweight in Hon Hai Precision Industry (+31%). This period we decreased our stake in the stock. Another notable relative detractor was a non-benchmark stake in Zai Lab (-15%).
•Notable changes in positioning include decreased exposure to Hong Kong. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® China Region Fund	40.16%	5.80%	10.61%
MSCI Golden Dragon Index	34.57%	5.07%	8.61%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,815,059,878
Number of Holdings	89
Total Advisory Fee	$10,641,216
Portfolio Turnover	34%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	39.1
Consumer Discretionary	17.3
Communication Services	13.0
Financials	11.5
Industrials	7.1
Health Care	4.0
Materials	4.0
Consumer Staples	1.8
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.7
Preferred Stocks - 1.8
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 56.6
Taiwan - 32.3
Hong Kong - 4.7
United States - 2.8
Korea (South) - 1.1
South Africa - 1.0
Singapore - 0.7
Thailand - 0.5
France - 0.3

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	22.4
Tencent Holdings Ltd	10.7
Alibaba Group Holding Ltd	5.6
PDD Holdings Inc Class A ADR	3.7
Zijin Mining Group Co Ltd H Shares	3.0
China Construction Bank Corp H Shares	2.6
AIA Group Ltd	2.4
MediaTek Inc	1.8
Delta Electronics Inc	1.7
Montage Technology Co Ltd A Shares (China)	1.5
55.4
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913894.101    352-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® China Region Fund Fidelity Advisor® China Region Fund Class Z : FIQFX

This annual shareholder report contains information about Fidelity® China Region Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 92	0.77%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in emerging markets and security selection and an underweight in Asia Pacific ex Japan contributed to the fund's performance versus the MSCI Golden Dragon Net MA Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in industrials, primarily within the capital goods industry. Stock selection in materials also boosted relative performance. Also contributing to our result were picks and an overweight in information technology.
•The top individual relative contributor was an overweight in Zijin Mining (+99%). The stock was among the fund's biggest holdings. The second-largest relative contributor was a non-benchmark stake in Chroma ATE (+167%). This was an investment we established this period. Another notable relative contributor was an overweight in Zhejiang Sanhua Intelligent Controls (+93%).
•In contrast, from a regional standpoint, non-benchmark allocations to the United States and Europe ex U.K. detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Security selection in consumer staples also hampered the fund's result. Also hurting were security selection and an overweight in consumer discretionary.
•The biggest individual relative detractor was an overweight in eMemory Technology (-36%). A second notable relative detractor was an underweight in Hon Hai Precision Industry (+31%). This period we decreased our stake in the stock. Another notable relative detractor was a non-benchmark stake in Zai Lab (-15%).
•Notable changes in positioning include decreased exposure to Hong Kong. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer discretionary.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	40.35%	5.95%	11.27%
MSCI Golden Dragon Index	34.57%	5.07%	7.72%
MSCI Emerging Markets Index	27.88%	7.47%	6.93%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,815,059,878
Number of Holdings	89
Total Advisory Fee	$10,641,216
Portfolio Turnover	34%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	39.1
Consumer Discretionary	17.3
Communication Services	13.0
Financials	11.5
Industrials	7.1
Health Care	4.0
Materials	4.0
Consumer Staples	1.8
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.7
Preferred Stocks - 1.8
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 56.6
Taiwan - 32.3
Hong Kong - 4.7
United States - 2.8
Korea (South) - 1.1
South Africa - 1.0
Singapore - 0.7
Thailand - 0.5
France - 0.3

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	22.4
Tencent Holdings Ltd	10.7
Alibaba Group Holding Ltd	5.6
PDD Holdings Inc Class A ADR	3.7
Zijin Mining Group Co Ltd H Shares	3.0
China Construction Bank Corp H Shares	2.6
AIA Group Ltd	2.4
MediaTek Inc	1.8
Delta Electronics Inc	1.7
Montage Technology Co Ltd A Shares (China)	1.5
55.4
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913893.101    3264-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® China Region Fund Fidelity Advisor® China Region Fund Class M : FHKTX

This annual shareholder report contains information about Fidelity® China Region Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 171	1.43%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in emerging markets and security selection and an underweight in Asia Pacific ex Japan contributed to the fund's performance versus the MSCI Golden Dragon Net MA Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in industrials, primarily within the capital goods industry. Stock selection in materials also boosted relative performance. Also contributing to our result were picks and an overweight in information technology.
•The top individual relative contributor was an overweight in Zijin Mining (+99%). The stock was among the fund's biggest holdings. The second-largest relative contributor was a non-benchmark stake in Chroma ATE (+167%). This was an investment we established this period. Another notable relative contributor was an overweight in Zhejiang Sanhua Intelligent Controls (+93%).
•In contrast, from a regional standpoint, non-benchmark allocations to the United States and Europe ex U.K. detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Security selection in consumer staples also hampered the fund's result. Also hurting were security selection and an overweight in consumer discretionary.
•The biggest individual relative detractor was an overweight in eMemory Technology (-36%). A second notable relative detractor was an underweight in Hon Hai Precision Industry (+31%). This period we decreased our stake in the stock. Another notable relative detractor was a non-benchmark stake in Zai Lab (-15%).
•Notable changes in positioning include decreased exposure to Hong Kong. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	34.56%	4.48%	9.56%
Class M (without 3.50% sales charge)	39.44%	5.22%	9.95%
MSCI Golden Dragon Index	34.57%	5.07%	8.61%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,815,059,878
Number of Holdings	89
Total Advisory Fee	$10,641,216
Portfolio Turnover	34%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	39.1
Consumer Discretionary	17.3
Communication Services	13.0
Financials	11.5
Industrials	7.1
Health Care	4.0
Materials	4.0
Consumer Staples	1.8
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.7
Preferred Stocks - 1.8
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 56.6
Taiwan - 32.3
Hong Kong - 4.7
United States - 2.8
Korea (South) - 1.1
South Africa - 1.0
Singapore - 0.7
Thailand - 0.5
France - 0.3

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	22.4
Tencent Holdings Ltd	10.7
Alibaba Group Holding Ltd	5.6
PDD Holdings Inc Class A ADR	3.7
Zijin Mining Group Co Ltd H Shares	3.0
China Construction Bank Corp H Shares	2.6
AIA Group Ltd	2.4
MediaTek Inc	1.8
Delta Electronics Inc	1.7
Montage Technology Co Ltd A Shares (China)	1.5
55.4
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913891.101    2067-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® China Region Fund Fidelity Advisor® China Region Fund Class I : FHKIX

This annual shareholder report contains information about Fidelity® China Region Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 107	0.89%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in emerging markets and security selection and an underweight in Asia Pacific ex Japan contributed to the fund's performance versus the MSCI Golden Dragon Net MA Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in industrials, primarily within the capital goods industry. Stock selection in materials also boosted relative performance. Also contributing to our result were picks and an overweight in information technology.
•The top individual relative contributor was an overweight in Zijin Mining (+99%). The stock was among the fund's biggest holdings. The second-largest relative contributor was a non-benchmark stake in Chroma ATE (+167%). This was an investment we established this period. Another notable relative contributor was an overweight in Zhejiang Sanhua Intelligent Controls (+93%).
•In contrast, from a regional standpoint, non-benchmark allocations to the United States and Europe ex U.K. detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Security selection in consumer staples also hampered the fund's result. Also hurting were security selection and an overweight in consumer discretionary.
•The biggest individual relative detractor was an overweight in eMemory Technology (-36%). A second notable relative detractor was an underweight in Hon Hai Precision Industry (+31%). This period we decreased our stake in the stock. Another notable relative detractor was a non-benchmark stake in Zai Lab (-15%).
•Notable changes in positioning include decreased exposure to Hong Kong. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	40.19%	5.81%	10.61%
MSCI Golden Dragon Index	34.57%	5.07%	8.61%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,815,059,878
Number of Holdings	89
Total Advisory Fee	$10,641,216
Portfolio Turnover	34%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	39.1
Consumer Discretionary	17.3
Communication Services	13.0
Financials	11.5
Industrials	7.1
Health Care	4.0
Materials	4.0
Consumer Staples	1.8
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.7
Preferred Stocks - 1.8
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 56.6
Taiwan - 32.3
Hong Kong - 4.7
United States - 2.8
Korea (South) - 1.1
South Africa - 1.0
Singapore - 0.7
Thailand - 0.5
France - 0.3

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	22.4
Tencent Holdings Ltd	10.7
Alibaba Group Holding Ltd	5.6
PDD Holdings Inc Class A ADR	3.7
Zijin Mining Group Co Ltd H Shares	3.0
China Construction Bank Corp H Shares	2.6
AIA Group Ltd	2.4
MediaTek Inc	1.8
Delta Electronics Inc	1.7
Montage Technology Co Ltd A Shares (China)	1.5
55.4
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913892.101    2068-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® China Region Fund Fidelity Advisor® China Region Fund Class C : FCHKX

This annual shareholder report contains information about Fidelity® China Region Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 229	1.92%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in emerging markets and security selection and an underweight in Asia Pacific ex Japan contributed to the fund's performance versus the MSCI Golden Dragon Net MA Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in industrials, primarily within the capital goods industry. Stock selection in materials also boosted relative performance. Also contributing to our result were picks and an overweight in information technology.
•The top individual relative contributor was an overweight in Zijin Mining (+99%). The stock was among the fund's biggest holdings. The second-largest relative contributor was a non-benchmark stake in Chroma ATE (+167%). This was an investment we established this period. Another notable relative contributor was an overweight in Zhejiang Sanhua Intelligent Controls (+93%).
•In contrast, from a regional standpoint, non-benchmark allocations to the United States and Europe ex U.K. detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Security selection in consumer staples also hampered the fund's result. Also hurting were security selection and an overweight in consumer discretionary.
•The biggest individual relative detractor was an overweight in eMemory Technology (-36%). A second notable relative detractor was an underweight in Hon Hai Precision Industry (+31%). This period we decreased our stake in the stock. Another notable relative detractor was a non-benchmark stake in Zai Lab (-15%).
•Notable changes in positioning include decreased exposure to Hong Kong. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	37.74%	4.73%	9.63%
Class C	38.74%	4.73%	9.63%
MSCI Golden Dragon Index	34.57%	5.07%	8.61%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,815,059,878
Number of Holdings	89
Total Advisory Fee	$10,641,216
Portfolio Turnover	34%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	39.1
Consumer Discretionary	17.3
Communication Services	13.0
Financials	11.5
Industrials	7.1
Health Care	4.0
Materials	4.0
Consumer Staples	1.8
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.7
Preferred Stocks - 1.8
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 56.6
Taiwan - 32.3
Hong Kong - 4.7
United States - 2.8
Korea (South) - 1.1
South Africa - 1.0
Singapore - 0.7
Thailand - 0.5
France - 0.3

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	22.4
Tencent Holdings Ltd	10.7
Alibaba Group Holding Ltd	5.6
PDD Holdings Inc Class A ADR	3.7
Zijin Mining Group Co Ltd H Shares	3.0
China Construction Bank Corp H Shares	2.6
AIA Group Ltd	2.4
MediaTek Inc	1.8
Delta Electronics Inc	1.7
Montage Technology Co Ltd A Shares (China)	1.5
55.4
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913890.101    2066-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® China Region Fund Fidelity Advisor® China Region Fund Class A : FHKAX

This annual shareholder report contains information about Fidelity® China Region Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 141	1.17%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in emerging markets and security selection and an underweight in Asia Pacific ex Japan contributed to the fund's performance versus the MSCI Golden Dragon Net MA Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in industrials, primarily within the capital goods industry. Stock selection in materials also boosted relative performance. Also contributing to our result were picks and an overweight in information technology.
•The top individual relative contributor was an overweight in Zijin Mining (+99%). The stock was among the fund's biggest holdings. The second-largest relative contributor was a non-benchmark stake in Chroma ATE (+167%). This was an investment we established this period. Another notable relative contributor was an overweight in Zhejiang Sanhua Intelligent Controls (+93%).
•In contrast, from a regional standpoint, non-benchmark allocations to the United States and Europe ex U.K. detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Security selection in consumer staples also hampered the fund's result. Also hurting were security selection and an overweight in consumer discretionary.
•The biggest individual relative detractor was an overweight in eMemory Technology (-36%). A second notable relative detractor was an underweight in Hon Hai Precision Industry (+31%). This period we decreased our stake in the stock. Another notable relative detractor was a non-benchmark stake in Zai Lab (-15%).
•Notable changes in positioning include decreased exposure to Hong Kong. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	31.73%	4.26%	9.63%
Class A (without 5.75% sales charge)	39.77%	5.50%	10.28%
MSCI Golden Dragon Index	34.57%	5.07%	8.61%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,815,059,878
Number of Holdings	89
Total Advisory Fee	$10,641,216
Portfolio Turnover	34%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	39.1
Consumer Discretionary	17.3
Communication Services	13.0
Financials	11.5
Industrials	7.1
Health Care	4.0
Materials	4.0
Consumer Staples	1.8
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.7
Preferred Stocks - 1.8
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 56.6
Taiwan - 32.3
Hong Kong - 4.7
United States - 2.8
Korea (South) - 1.1
South Africa - 1.0
Singapore - 0.7
Thailand - 0.5
France - 0.3

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	22.4
Tencent Holdings Ltd	10.7
Alibaba Group Holding Ltd	5.6
PDD Holdings Inc Class A ADR	3.7
Zijin Mining Group Co Ltd H Shares	3.0
China Construction Bank Corp H Shares	2.6
AIA Group Ltd	2.4
MediaTek Inc	1.8
Delta Electronics Inc	1.7
Montage Technology Co Ltd A Shares (China)	1.5
55.4
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913889.101    2064-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Canada Fund Fidelity® Canada Fund : FICDX

This annual shareholder report contains information about Fidelity® Canada Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Canada Fund	$ 91	0.84%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks detracted from the fund's performance versus the S&P/TSX Composite Index for the fiscal year.
•By sector, security selection within information technology, especially software & services, hurt most. Also hurting our result was stock selection in materials and financials.
•The largest individual relative detractor was an overweight in PrairieSky Royalty (-7%). The stock was among the fund's largest holdings this period. A second notable relative detractor was an overweight in Constellation Software (-13%). The company was one of our largest holdings. Another relative detractor was our non-benchmark stake in Dye & Durham (-73%).
•In contrast, from a regional standpoint, stock picks in the United States contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an overweight in information technology, primarily within the software & services industry. Stock picks in communication services also boosted relative performance. Also helping our relative result was an underweight in real estate.
•The top individual relative contributor this period was avoiding Waste Connections, a benchmark component that returned approximately -4%. Not owning BCE, a benchmark component that returned -23%, was a second notable relative contributor. Another notable relative contributor this period was avoiding CGI, a benchmark component that returned -21%.
•By sector, meaningful changes in positioning include increased exposure to consumer discretionary and materials, and a lower allocation to communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Canada Fund	16.82%	15.88%	9.63%
S&P/TSX Composite Index	28.08%	16.48%	10.95%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,054,872,098
Number of Holdings	73
Total Advisory Fee	$8,011,885
Portfolio Turnover	17%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.8
Energy	17.9
Materials	13.0
Industrials	12.0
Information Technology	11.8
Consumer Discretionary	8.6
Consumer Staples	7.4
Communication Services	1.7
Health Care	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.6
Preferred Stocks - 0.2
Bonds - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (1.0)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Canada - 93.2
Brazil - 3.1
United States - 2.5
Chile - 0.9
Zambia - 0.3

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	8.2
Shopify Inc Class A	6.3
Canadian Pacific Kansas City Ltd	4.8
Constellation Software Inc/Canada	4.6
Franco-Nevada Corp	4.6
Toronto Dominion Bank	4.5
Alimentation Couche-Tard Inc	4.1
Canadian Natural Resources Ltd	3.9
Dollarama Inc	3.5
Wheaton Precious Metals Corp	3.1
47.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913848.101    309-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Canada Fund Fidelity Advisor® Canada Fund Class Z : FIQEX

This annual shareholder report contains information about Fidelity® Canada Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 81	0.75%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks detracted from the fund's performance versus the S&P/TSX Composite Index for the fiscal year.
•By sector, security selection within information technology, especially software & services, hurt most. Also hurting our result was stock selection in materials and financials.
•The largest individual relative detractor was an overweight in PrairieSky Royalty (-7%). The stock was among the fund's largest holdings this period. A second notable relative detractor was an overweight in Constellation Software (-13%). The company was one of our largest holdings. Another relative detractor was our non-benchmark stake in Dye & Durham (-73%).
•In contrast, from a regional standpoint, stock picks in the United States contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an overweight in information technology, primarily within the software & services industry. Stock picks in communication services also boosted relative performance. Also helping our relative result was an underweight in real estate.
•The top individual relative contributor this period was avoiding Waste Connections, a benchmark component that returned approximately -4%. Not owning BCE, a benchmark component that returned -23%, was a second notable relative contributor. Another notable relative contributor this period was avoiding CGI, a benchmark component that returned -21%.
•By sector, meaningful changes in positioning include increased exposure to consumer discretionary and materials, and a lower allocation to communication services.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	16.92%	16.02%	10.43%
S&P/TSX Composite Index	28.08%	16.48%	11.37%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,054,872,098
Number of Holdings	73
Total Advisory Fee	$8,011,885
Portfolio Turnover	17%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.8
Energy	17.9
Materials	13.0
Industrials	12.0
Information Technology	11.8
Consumer Discretionary	8.6
Consumer Staples	7.4
Communication Services	1.7
Health Care	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.6
Preferred Stocks - 0.2
Bonds - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (1.0)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Canada - 93.2
Brazil - 3.1
United States - 2.5
Chile - 0.9
Zambia - 0.3

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	8.2
Shopify Inc Class A	6.3
Canadian Pacific Kansas City Ltd	4.8
Constellation Software Inc/Canada	4.6
Franco-Nevada Corp	4.6
Toronto Dominion Bank	4.5
Alimentation Couche-Tard Inc	4.1
Canadian Natural Resources Ltd	3.9
Dollarama Inc	3.5
Wheaton Precious Metals Corp	3.1
47.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913849.101    3263-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Canada Fund Fidelity Advisor® Canada Fund Class M : FTCNX

This annual shareholder report contains information about Fidelity® Canada Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 150	1.38%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks detracted from the fund's performance versus the S&P/TSX Composite Index for the fiscal year.
•By sector, security selection within information technology, especially software & services, hurt most. Also hurting our result was stock selection in materials and financials.
•The largest individual relative detractor was an overweight in PrairieSky Royalty (-7%). The stock was among the fund's largest holdings this period. A second notable relative detractor was an overweight in Constellation Software (-13%). The company was one of our largest holdings. Another relative detractor was our non-benchmark stake in Dye & Durham (-73%).
•In contrast, from a regional standpoint, stock picks in the United States contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an overweight in information technology, primarily within the software & services industry. Stock picks in communication services also boosted relative performance. Also helping our relative result was an underweight in real estate.
•The top individual relative contributor this period was avoiding Waste Connections, a benchmark component that returned approximately -4%. Not owning BCE, a benchmark component that returned -23%, was a second notable relative contributor. Another notable relative contributor this period was avoiding CGI, a benchmark component that returned -21%.
•By sector, meaningful changes in positioning include increased exposure to consumer discretionary and materials, and a lower allocation to communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	12.11%	14.41%	8.60%
Class M (without 3.50% sales charge)	16.18%	15.23%	8.98%
S&P/TSX Composite Index	28.08%	16.48%	10.95%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,054,872,098
Number of Holdings	73
Total Advisory Fee	$8,011,885
Portfolio Turnover	17%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.8
Energy	17.9
Materials	13.0
Industrials	12.0
Information Technology	11.8
Consumer Discretionary	8.6
Consumer Staples	7.4
Communication Services	1.7
Health Care	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.6
Preferred Stocks - 0.2
Bonds - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (1.0)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Canada - 93.2
Brazil - 3.1
United States - 2.5
Chile - 0.9
Zambia - 0.3

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	8.2
Shopify Inc Class A	6.3
Canadian Pacific Kansas City Ltd	4.8
Constellation Software Inc/Canada	4.6
Franco-Nevada Corp	4.6
Toronto Dominion Bank	4.5
Alimentation Couche-Tard Inc	4.1
Canadian Natural Resources Ltd	3.9
Dollarama Inc	3.5
Wheaton Precious Metals Corp	3.1
47.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913846.101    1859-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Canada Fund Fidelity Advisor® Canada Fund Class I : FICCX

This annual shareholder report contains information about Fidelity® Canada Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 94	0.87%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks detracted from the fund's performance versus the S&P/TSX Composite Index for the fiscal year.
•By sector, security selection within information technology, especially software & services, hurt most. Also hurting our result was stock selection in materials and financials.
•The largest individual relative detractor was an overweight in PrairieSky Royalty (-7%). The stock was among the fund's largest holdings this period. A second notable relative detractor was an overweight in Constellation Software (-13%). The company was one of our largest holdings. Another relative detractor was our non-benchmark stake in Dye & Durham (-73%).
•In contrast, from a regional standpoint, stock picks in the United States contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an overweight in information technology, primarily within the software & services industry. Stock picks in communication services also boosted relative performance. Also helping our relative result was an underweight in real estate.
•The top individual relative contributor this period was avoiding Waste Connections, a benchmark component that returned approximately -4%. Not owning BCE, a benchmark component that returned -23%, was a second notable relative contributor. Another notable relative contributor this period was avoiding CGI, a benchmark component that returned -21%.
•By sector, meaningful changes in positioning include increased exposure to consumer discretionary and materials, and a lower allocation to communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	16.81%	15.91%	9.66%
S&P/TSX Composite Index	28.08%	16.48%	10.95%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,054,872,098
Number of Holdings	73
Total Advisory Fee	$8,011,885
Portfolio Turnover	17%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.8
Energy	17.9
Materials	13.0
Industrials	12.0
Information Technology	11.8
Consumer Discretionary	8.6
Consumer Staples	7.4
Communication Services	1.7
Health Care	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.6
Preferred Stocks - 0.2
Bonds - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (1.0)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Canada - 93.2
Brazil - 3.1
United States - 2.5
Chile - 0.9
Zambia - 0.3

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	8.2
Shopify Inc Class A	6.3
Canadian Pacific Kansas City Ltd	4.8
Constellation Software Inc/Canada	4.6
Franco-Nevada Corp	4.6
Toronto Dominion Bank	4.5
Alimentation Couche-Tard Inc	4.1
Canadian Natural Resources Ltd	3.9
Dollarama Inc	3.5
Wheaton Precious Metals Corp	3.1
47.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913847.101    1861-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Canada Fund Fidelity Advisor® Canada Fund Class C : FCCNX

This annual shareholder report contains information about Fidelity® Canada Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 204	1.89%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks detracted from the fund's performance versus the S&P/TSX Composite Index for the fiscal year.
•By sector, security selection within information technology, especially software & services, hurt most. Also hurting our result was stock selection in materials and financials.
•The largest individual relative detractor was an overweight in PrairieSky Royalty (-7%). The stock was among the fund's largest holdings this period. A second notable relative detractor was an overweight in Constellation Software (-13%). The company was one of our largest holdings. Another relative detractor was our non-benchmark stake in Dye & Durham (-73%).
•In contrast, from a regional standpoint, stock picks in the United States contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an overweight in information technology, primarily within the software & services industry. Stock picks in communication services also boosted relative performance. Also helping our relative result was an underweight in real estate.
•The top individual relative contributor this period was avoiding Waste Connections, a benchmark component that returned approximately -4%. Not owning BCE, a benchmark component that returned -23%, was a second notable relative contributor. Another notable relative contributor this period was avoiding CGI, a benchmark component that returned -21%.
•By sector, meaningful changes in positioning include increased exposure to consumer discretionary and materials, and a lower allocation to communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	14.61%	14.65%	8.64%
Class C	15.61%	14.65%	8.64%
S&P/TSX Composite Index	28.08%	16.48%	10.95%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,054,872,098
Number of Holdings	73
Total Advisory Fee	$8,011,885
Portfolio Turnover	17%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.8
Energy	17.9
Materials	13.0
Industrials	12.0
Information Technology	11.8
Consumer Discretionary	8.6
Consumer Staples	7.4
Communication Services	1.7
Health Care	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.6
Preferred Stocks - 0.2
Bonds - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (1.0)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Canada - 93.2
Brazil - 3.1
United States - 2.5
Chile - 0.9
Zambia - 0.3

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	8.2
Shopify Inc Class A	6.3
Canadian Pacific Kansas City Ltd	4.8
Constellation Software Inc/Canada	4.6
Franco-Nevada Corp	4.6
Toronto Dominion Bank	4.5
Alimentation Couche-Tard Inc	4.1
Canadian Natural Resources Ltd	3.9
Dollarama Inc	3.5
Wheaton Precious Metals Corp	3.1
47.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913845.101    1858-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Canada Fund Fidelity Advisor® Canada Fund Class A : FACNX

This annual shareholder report contains information about Fidelity® Canada Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 123	1.13%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks detracted from the fund's performance versus the S&P/TSX Composite Index for the fiscal year.
•By sector, security selection within information technology, especially software & services, hurt most. Also hurting our result was stock selection in materials and financials.
•The largest individual relative detractor was an overweight in PrairieSky Royalty (-7%). The stock was among the fund's largest holdings this period. A second notable relative detractor was an overweight in Constellation Software (-13%). The company was one of our largest holdings. Another relative detractor was our non-benchmark stake in Dye & Durham (-73%).
•In contrast, from a regional standpoint, stock picks in the United States contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an overweight in information technology, primarily within the software & services industry. Stock picks in communication services also boosted relative performance. Also helping our relative result was an underweight in real estate.
•The top individual relative contributor this period was avoiding Waste Connections, a benchmark component that returned approximately -4%. Not owning BCE, a benchmark component that returned -23%, was a second notable relative contributor. Another notable relative contributor this period was avoiding CGI, a benchmark component that returned -21%.
•By sector, meaningful changes in positioning include increased exposure to consumer discretionary and materials, and a lower allocation to communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	9.79%	14.17%	8.64%
Class A (without 5.75% sales charge)	16.48%	15.53%	9.29%
S&P/TSX Composite Index	28.08%	16.48%	10.95%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,054,872,098
Number of Holdings	73
Total Advisory Fee	$8,011,885
Portfolio Turnover	17%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.8
Energy	17.9
Materials	13.0
Industrials	12.0
Information Technology	11.8
Consumer Discretionary	8.6
Consumer Staples	7.4
Communication Services	1.7
Health Care	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.6
Preferred Stocks - 0.2
Bonds - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - (1.0)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Canada - 93.2
Brazil - 3.1
United States - 2.5
Chile - 0.9
Zambia - 0.3

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	8.2
Shopify Inc Class A	6.3
Canadian Pacific Kansas City Ltd	4.8
Constellation Software Inc/Canada	4.6
Franco-Nevada Corp	4.6
Toronto Dominion Bank	4.5
Alimentation Couche-Tard Inc	4.1
Canadian Natural Resources Ltd	3.9
Dollarama Inc	3.5
Wheaton Precious Metals Corp	3.1
47.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913844.101    1856-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Equity Income Fund Fidelity Advisor® Global Equity Income Fund Class M : FGEGX

This annual shareholder report contains information about Fidelity® Global Equity Income Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 158	1.42%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, picks in Europe ex U.K., primarily in Germany, and stock selection and an underweight in emerging markets contributed to the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and utilities also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rheinmetall (+282%). This period we decreased our stake in Rheinmetall. The stock was among the fund's biggest holdings. A second notable relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+53%). The stock was one of our biggest holdings. Another notable relative contributor was an overweight in Samsung Electronics (+78%). The company was a top holdings on October 31.
•In contrast, from a regional standpoint, stock picks in the United States and Canada detracted from the fund's relative result.
•By sector, the biggest relative detractors were stock selection and an underweight in information technology. Security selection in consumer discretionary also hampered the fund's result, as did stock selection and an underweight in communication services.
•Not owning Nvidia, a benchmark component that gained about 53%, was the biggest individual relative detractor. The second-largest relative detractor was an overweight in NXP Semiconductors (-9%). The stock was among our largest holdings. Another notable relative detractor this period was avoiding Tesla, a benchmark component that gained approximately 83%.
•Notable changes in positioning include higher allocations to the United Kingdom and Germany. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to communication services.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 18, 2024 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	18.01%	13.36%
Class M (without 3.50% sales charge)	22.29%	17.33%
MSCI ACWI (All Country World Index) Index	23.03%	18.80%
A   From October 18, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$391,033,951
Number of Holdings	146
Total Advisory Fee	$2,568,424
Portfolio Turnover	19%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.4
Financials	13.8
Industrials	13.2
Health Care	10.0
Consumer Discretionary	8.4
Consumer Staples	8.2
Communication Services	8.1
Utilities	3.7
Energy	3.7
Materials	2.4
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 61.1
United Kingdom - 8.8
Japan - 4.8
Germany - 4.4
Canada - 4.2
Taiwan - 3.8
France - 3.3
Korea (South) - 1.7
Italy - 1.6
Others - 6.3

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	5.6
Apple Inc	5.3
Taiwan Semiconductor Manufacturing Co Ltd	3.8
Alphabet Inc Class A	3.6
Rheinmetall AG	2.4
Broadcom Inc	2.1
JPMorgan Chase & Co	2.1
Samsung Electronics Co Ltd	1.7
NXP Semiconductors NV	1.4
AbbVie Inc	1.4
29.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918442.101    7767-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Equity Income Fund Fidelity Advisor® Global Equity Income Fund Class C : FGEHX

This annual shareholder report contains information about Fidelity® Global Equity Income Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 214	1.93%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, picks in Europe ex U.K., primarily in Germany, and stock selection and an underweight in emerging markets contributed to the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and utilities also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rheinmetall (+282%). This period we decreased our stake in Rheinmetall. The stock was among the fund's biggest holdings. A second notable relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+53%). The stock was one of our biggest holdings. Another notable relative contributor was an overweight in Samsung Electronics (+78%). The company was a top holdings on October 31.
•In contrast, from a regional standpoint, stock picks in the United States and Canada detracted from the fund's relative result.
•By sector, the biggest relative detractors were stock selection and an underweight in information technology. Security selection in consumer discretionary also hampered the fund's result, as did stock selection and an underweight in communication services.
•Not owning Nvidia, a benchmark component that gained about 53%, was the biggest individual relative detractor. The second-largest relative detractor was an overweight in NXP Semiconductors (-9%). The stock was among our largest holdings. Another notable relative detractor this period was avoiding Tesla, a benchmark component that gained approximately 83%.
•Notable changes in positioning include higher allocations to the United Kingdom and Germany. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to communication services.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 18, 2024 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	20.64%	16.68%
Class C	21.64%	16.68%
MSCI ACWI (All Country World Index) Index	23.03%	18.80%
A   From October 18, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$391,033,951
Number of Holdings	146
Total Advisory Fee	$2,568,424
Portfolio Turnover	19%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.4
Financials	13.8
Industrials	13.2
Health Care	10.0
Consumer Discretionary	8.4
Consumer Staples	8.2
Communication Services	8.1
Utilities	3.7
Energy	3.7
Materials	2.4
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 61.1
United Kingdom - 8.8
Japan - 4.8
Germany - 4.4
Canada - 4.2
Taiwan - 3.8
France - 3.3
Korea (South) - 1.7
Italy - 1.6
Others - 6.3

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	5.6
Apple Inc	5.3
Taiwan Semiconductor Manufacturing Co Ltd	3.8
Alphabet Inc Class A	3.6
Rheinmetall AG	2.4
Broadcom Inc	2.1
JPMorgan Chase & Co	2.1
Samsung Electronics Co Ltd	1.7
NXP Semiconductors NV	1.4
AbbVie Inc	1.4
29.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918440.101    7768-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Equity Income Fund Fidelity Advisor® Global Equity Income Fund Class I : FGEJX

This annual shareholder report contains information about Fidelity® Global Equity Income Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 102	0.91%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, picks in Europe ex U.K., primarily in Germany, and stock selection and an underweight in emerging markets contributed to the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and utilities also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rheinmetall (+282%). This period we decreased our stake in Rheinmetall. The stock was among the fund's biggest holdings. A second notable relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+53%). The stock was one of our biggest holdings. Another notable relative contributor was an overweight in Samsung Electronics (+78%). The company was a top holdings on October 31.
•In contrast, from a regional standpoint, stock picks in the United States and Canada detracted from the fund's relative result.
•By sector, the biggest relative detractors were stock selection and an underweight in information technology. Security selection in consumer discretionary also hampered the fund's result, as did stock selection and an underweight in communication services.
•Not owning Nvidia, a benchmark component that gained about 53%, was the biggest individual relative detractor. The second-largest relative detractor was an overweight in NXP Semiconductors (-9%). The stock was among our largest holdings. Another notable relative detractor this period was avoiding Tesla, a benchmark component that gained approximately 83%.
•Notable changes in positioning include higher allocations to the United Kingdom and Germany. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to communication services.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 18, 2024 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	22.92%	17.91%
MSCI ACWI (All Country World Index) Index	23.03%	18.80%
A   From October 18, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$391,033,951
Number of Holdings	146
Total Advisory Fee	$2,568,424
Portfolio Turnover	19%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.4
Financials	13.8
Industrials	13.2
Health Care	10.0
Consumer Discretionary	8.4
Consumer Staples	8.2
Communication Services	8.1
Utilities	3.7
Energy	3.7
Materials	2.4
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 61.1
United Kingdom - 8.8
Japan - 4.8
Germany - 4.4
Canada - 4.2
Taiwan - 3.8
France - 3.3
Korea (South) - 1.7
Italy - 1.6
Others - 6.3

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	5.6
Apple Inc	5.3
Taiwan Semiconductor Manufacturing Co Ltd	3.8
Alphabet Inc Class A	3.6
Rheinmetall AG	2.4
Broadcom Inc	2.1
JPMorgan Chase & Co	2.1
Samsung Electronics Co Ltd	1.7
NXP Semiconductors NV	1.4
AbbVie Inc	1.4
29.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918444.101    7769-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Equity Income Fund Fidelity Advisor® Global Equity Income Fund Class Z : FGEKX

This annual shareholder report contains information about Fidelity® Global Equity Income Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 87	0.78%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, picks in Europe ex U.K., primarily in Germany, and stock selection and an underweight in emerging markets contributed to the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and utilities also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rheinmetall (+282%). This period we decreased our stake in Rheinmetall. The stock was among the fund's biggest holdings. A second notable relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+53%). The stock was one of our biggest holdings. Another notable relative contributor was an overweight in Samsung Electronics (+78%). The company was a top holdings on October 31.
•In contrast, from a regional standpoint, stock picks in the United States and Canada detracted from the fund's relative result.
•By sector, the biggest relative detractors were stock selection and an underweight in information technology. Security selection in consumer discretionary also hampered the fund's result, as did stock selection and an underweight in communication services.
•Not owning Nvidia, a benchmark component that gained about 53%, was the biggest individual relative detractor. The second-largest relative detractor was an overweight in NXP Semiconductors (-9%). The stock was among our largest holdings. Another notable relative detractor this period was avoiding Tesla, a benchmark component that gained approximately 83%.
•Notable changes in positioning include higher allocations to the United Kingdom and Germany. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to communication services.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 18, 2024 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	23.05%	18.04%
MSCI ACWI (All Country World Index) Index	23.03%	18.80%
A   From October 18, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$391,033,951
Number of Holdings	146
Total Advisory Fee	$2,568,424
Portfolio Turnover	19%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.4
Financials	13.8
Industrials	13.2
Health Care	10.0
Consumer Discretionary	8.4
Consumer Staples	8.2
Communication Services	8.1
Utilities	3.7
Energy	3.7
Materials	2.4
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 61.1
United Kingdom - 8.8
Japan - 4.8
Germany - 4.4
Canada - 4.2
Taiwan - 3.8
France - 3.3
Korea (South) - 1.7
Italy - 1.6
Others - 6.3

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	5.6
Apple Inc	5.3
Taiwan Semiconductor Manufacturing Co Ltd	3.8
Alphabet Inc Class A	3.6
Rheinmetall AG	2.4
Broadcom Inc	2.1
JPMorgan Chase & Co	2.1
Samsung Electronics Co Ltd	1.7
NXP Semiconductors NV	1.4
AbbVie Inc	1.4
29.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918446.101    7770-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Equity Income Fund Fidelity Advisor® Global Equity Income Fund Class A : FGEEX

This annual shareholder report contains information about Fidelity® Global Equity Income Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 131	1.18%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, picks in Europe ex U.K., primarily in Germany, and stock selection and an underweight in emerging markets contributed to the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and utilities also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rheinmetall (+282%). This period we decreased our stake in Rheinmetall. The stock was among the fund's biggest holdings. A second notable relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+53%). The stock was one of our biggest holdings. Another notable relative contributor was an overweight in Samsung Electronics (+78%). The company was a top holdings on October 31.
•In contrast, from a regional standpoint, stock picks in the United States and Canada detracted from the fund's relative result.
•By sector, the biggest relative detractors were stock selection and an underweight in information technology. Security selection in consumer discretionary also hampered the fund's result, as did stock selection and an underweight in communication services.
•Not owning Nvidia, a benchmark component that gained about 53%, was the biggest individual relative detractor. The second-largest relative detractor was an overweight in NXP Semiconductors (-9%). The stock was among our largest holdings. Another notable relative detractor this period was avoiding Tesla, a benchmark component that gained approximately 83%.
•Notable changes in positioning include higher allocations to the United Kingdom and Germany. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to communication services.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 18, 2024 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	15.53%	11.06%
Class A (without 5.75% sales charge)	22.58%	17.60%
MSCI ACWI (All Country World Index) Index	23.03%	18.80%
A   From October 18, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$391,033,951
Number of Holdings	146
Total Advisory Fee	$2,568,424
Portfolio Turnover	19%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.4
Financials	13.8
Industrials	13.2
Health Care	10.0
Consumer Discretionary	8.4
Consumer Staples	8.2
Communication Services	8.1
Utilities	3.7
Energy	3.7
Materials	2.4
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 61.1
United Kingdom - 8.8
Japan - 4.8
Germany - 4.4
Canada - 4.2
Taiwan - 3.8
France - 3.3
Korea (South) - 1.7
Italy - 1.6
Others - 6.3

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	5.6
Apple Inc	5.3
Taiwan Semiconductor Manufacturing Co Ltd	3.8
Alphabet Inc Class A	3.6
Rheinmetall AG	2.4
Broadcom Inc	2.1
JPMorgan Chase & Co	2.1
Samsung Electronics Co Ltd	1.7
NXP Semiconductors NV	1.4
AbbVie Inc	1.4
29.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918438.101    7766-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Worldwide Fund Fidelity® Worldwide Fund : FWWFX

This annual shareholder report contains information about Fidelity® Worldwide Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Worldwide Fund	$ 85	0.77%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, security selection in the United States and Canada detracted from the fund's performance versus the MSCI World Net MA (1-Nov-2001) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer discretionary. Stock picks and an underweight in industrials also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The biggest individual relative detractor was our stake in Deckers Outdoor (-37%). The stock was not held at period end, but the company was one of our biggest holdings this period. The second-largest relative detractor was our non-benchmark stake in Modine Manufacturing (-27%). The stock was not held at period end. Another notable relative detractor was an overweight in DraftKings (-21%). This was a position we established this period.
•In contrast, from a regional standpoint, an overweight in emerging markets, primarily in Taiwan, and stock picks in Asia Pacific ex Japan, primarily in Australia, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in financials, primarily within the financial services industry. An underweight in health care and an overweight in information technology also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Robinhood Markets (+513%). The company was among our biggest holdings this period. A non-benchmark stake in Taiwan Semiconductor Manufacturing gained about 47% and was the second-largest relative contributor. The stock was among our largest holdings at period end. Another notable relative contributor was an overweight in TE Connectivity (+75%). This was a stake we established this period. The stock was among the fund's largest holdings at period end.
•Notable changes in positioning include a higher allocation to Taiwan. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Worldwide Fund	19.02%	13.79%	13.04%
MSCI World Index	22.45%	16.01%	12.25%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,568,748,273
Number of Holdings	184
Total Advisory Fee	$24,860,582
Portfolio Turnover	144%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	36.6
Financials	13.4
Consumer Discretionary	12.2
Communication Services	11.9
Industrials	9.7
Health Care	6.2
Utilities	2.8
Consumer Staples	2.4
Energy	2.0
Materials	1.3
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.4
United Kingdom - 5.2
Taiwan - 4.2
Canada - 3.5
Japan - 3.4
Sweden - 2.3
Switzerland - 2.2
China - 1.9
Italy - 1.9
Others - 10.0

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.0
Microsoft Corp	6.4
Alphabet Inc Class A	4.8
Meta Platforms Inc Class A	4.3
Amazon.com Inc	4.1
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.5
Eli Lilly & Co	2.6
Bank of New York Mellon Corp/The	2.6
Broadcom Inc	2.3
TE Connectivity PLC	2.2
39.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913856.101    318-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Worldwide Fund Fidelity Advisor® Worldwide Fund Class Z : FIQOX

This annual shareholder report contains information about Fidelity® Worldwide Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 76	0.69%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, security selection in the United States and Canada detracted from the fund's performance versus the MSCI World Net MA (1-Nov-2001) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer discretionary. Stock picks and an underweight in industrials also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The biggest individual relative detractor was our stake in Deckers Outdoor (-37%). The stock was not held at period end, but the company was one of our biggest holdings this period. The second-largest relative detractor was our non-benchmark stake in Modine Manufacturing (-27%). The stock was not held at period end. Another notable relative detractor was an overweight in DraftKings (-21%). This was a position we established this period.
•In contrast, from a regional standpoint, an overweight in emerging markets, primarily in Taiwan, and stock picks in Asia Pacific ex Japan, primarily in Australia, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in financials, primarily within the financial services industry. An underweight in health care and an overweight in information technology also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Robinhood Markets (+513%). The company was among our biggest holdings this period. A non-benchmark stake in Taiwan Semiconductor Manufacturing gained about 47% and was the second-largest relative contributor. The stock was among our largest holdings at period end. Another notable relative contributor was an overweight in TE Connectivity (+75%). This was a stake we established this period. The stock was among the fund's largest holdings at period end.
•Notable changes in positioning include a higher allocation to Taiwan. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	19.12%	13.90%	13.00%
MSCI World Index	22.45%	16.01%	12.56%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,568,748,273
Number of Holdings	184
Total Advisory Fee	$24,860,582
Portfolio Turnover	144%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	36.6
Financials	13.4
Consumer Discretionary	12.2
Communication Services	11.9
Industrials	9.7
Health Care	6.2
Utilities	2.8
Consumer Staples	2.4
Energy	2.0
Materials	1.3
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.4
United Kingdom - 5.2
Taiwan - 4.2
Canada - 3.5
Japan - 3.4
Sweden - 2.3
Switzerland - 2.2
China - 1.9
Italy - 1.9
Others - 10.0

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.0
Microsoft Corp	6.4
Alphabet Inc Class A	4.8
Meta Platforms Inc Class A	4.3
Amazon.com Inc	4.1
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.5
Eli Lilly & Co	2.6
Bank of New York Mellon Corp/The	2.6
Broadcom Inc	2.3
TE Connectivity PLC	2.2
39.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913857.101    3273-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Worldwide Fund Fidelity Advisor® Worldwide Fund Class M : FWTFX

This annual shareholder report contains information about Fidelity® Worldwide Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 144	1.32%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, security selection in the United States and Canada detracted from the fund's performance versus the MSCI World Net MA (1-Nov-2001) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer discretionary. Stock picks and an underweight in industrials also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The biggest individual relative detractor was our stake in Deckers Outdoor (-37%). The stock was not held at period end, but the company was one of our biggest holdings this period. The second-largest relative detractor was our non-benchmark stake in Modine Manufacturing (-27%). The stock was not held at period end. Another notable relative detractor was an overweight in DraftKings (-21%). This was a position we established this period.
•In contrast, from a regional standpoint, an overweight in emerging markets, primarily in Taiwan, and stock picks in Asia Pacific ex Japan, primarily in Australia, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in financials, primarily within the financial services industry. An underweight in health care and an overweight in information technology also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Robinhood Markets (+513%). The company was among our biggest holdings this period. A non-benchmark stake in Taiwan Semiconductor Manufacturing gained about 47% and was the second-largest relative contributor. The stock was among our largest holdings at period end. Another notable relative contributor was an overweight in TE Connectivity (+75%). This was a stake we established this period. The stock was among the fund's largest holdings at period end.
•Notable changes in positioning include a higher allocation to Taiwan. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	14.24%	12.37%	12.00%
Class M (without 3.50% sales charge)	18.38%	13.17%	12.40%
MSCI World Index	22.45%	16.01%	12.25%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,568,748,273
Number of Holdings	184
Total Advisory Fee	$24,860,582
Portfolio Turnover	144%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	36.6
Financials	13.4
Consumer Discretionary	12.2
Communication Services	11.9
Industrials	9.7
Health Care	6.2
Utilities	2.8
Consumer Staples	2.4
Energy	2.0
Materials	1.3
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.4
United Kingdom - 5.2
Taiwan - 4.2
Canada - 3.5
Japan - 3.4
Sweden - 2.3
Switzerland - 2.2
China - 1.9
Italy - 1.9
Others - 10.0

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.0
Microsoft Corp	6.4
Alphabet Inc Class A	4.8
Meta Platforms Inc Class A	4.3
Amazon.com Inc	4.1
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.5
Eli Lilly & Co	2.6
Bank of New York Mellon Corp/The	2.6
Broadcom Inc	2.3
TE Connectivity PLC	2.2
39.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913854.101    2146-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Worldwide Fund Fidelity Advisor® Worldwide Fund Class I : FWIFX

This annual shareholder report contains information about Fidelity® Worldwide Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 89	0.81%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, security selection in the United States and Canada detracted from the fund's performance versus the MSCI World Net MA (1-Nov-2001) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer discretionary. Stock picks and an underweight in industrials also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The biggest individual relative detractor was our stake in Deckers Outdoor (-37%). The stock was not held at period end, but the company was one of our biggest holdings this period. The second-largest relative detractor was our non-benchmark stake in Modine Manufacturing (-27%). The stock was not held at period end. Another notable relative detractor was an overweight in DraftKings (-21%). This was a position we established this period.
•In contrast, from a regional standpoint, an overweight in emerging markets, primarily in Taiwan, and stock picks in Asia Pacific ex Japan, primarily in Australia, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in financials, primarily within the financial services industry. An underweight in health care and an overweight in information technology also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Robinhood Markets (+513%). The company was among our biggest holdings this period. A non-benchmark stake in Taiwan Semiconductor Manufacturing gained about 47% and was the second-largest relative contributor. The stock was among our largest holdings at period end. Another notable relative contributor was an overweight in TE Connectivity (+75%). This was a stake we established this period. The stock was among the fund's largest holdings at period end.
•Notable changes in positioning include a higher allocation to Taiwan. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	18.98%	13.76%	13.01%
MSCI World Index	22.45%	16.01%	12.25%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,568,748,273
Number of Holdings	184
Total Advisory Fee	$24,860,582
Portfolio Turnover	144%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	36.6
Financials	13.4
Consumer Discretionary	12.2
Communication Services	11.9
Industrials	9.7
Health Care	6.2
Utilities	2.8
Consumer Staples	2.4
Energy	2.0
Materials	1.3
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.4
United Kingdom - 5.2
Taiwan - 4.2
Canada - 3.5
Japan - 3.4
Sweden - 2.3
Switzerland - 2.2
China - 1.9
Italy - 1.9
Others - 10.0

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.0
Microsoft Corp	6.4
Alphabet Inc Class A	4.8
Meta Platforms Inc Class A	4.3
Amazon.com Inc	4.1
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.5
Eli Lilly & Co	2.6
Bank of New York Mellon Corp/The	2.6
Broadcom Inc	2.3
TE Connectivity PLC	2.2
39.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913855.101    2147-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Worldwide Fund Fidelity Advisor® Worldwide Fund Class C : FWCFX

This annual shareholder report contains information about Fidelity® Worldwide Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 198	1.82%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, security selection in the United States and Canada detracted from the fund's performance versus the MSCI World Net MA (1-Nov-2001) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer discretionary. Stock picks and an underweight in industrials also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The biggest individual relative detractor was our stake in Deckers Outdoor (-37%). The stock was not held at period end, but the company was one of our biggest holdings this period. The second-largest relative detractor was our non-benchmark stake in Modine Manufacturing (-27%). The stock was not held at period end. Another notable relative detractor was an overweight in DraftKings (-21%). This was a position we established this period.
•In contrast, from a regional standpoint, an overweight in emerging markets, primarily in Taiwan, and stock picks in Asia Pacific ex Japan, primarily in Australia, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in financials, primarily within the financial services industry. An underweight in health care and an overweight in information technology also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Robinhood Markets (+513%). The company was among our biggest holdings this period. A non-benchmark stake in Taiwan Semiconductor Manufacturing gained about 47% and was the second-largest relative contributor. The stock was among our largest holdings at period end. Another notable relative contributor was an overweight in TE Connectivity (+75%). This was a stake we established this period. The stock was among the fund's largest holdings at period end.
•Notable changes in positioning include a higher allocation to Taiwan. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	16.78%	12.58%	11.99%
Class C	17.78%	12.58%	11.99%
MSCI World Index	22.45%	16.01%	12.25%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,568,748,273
Number of Holdings	184
Total Advisory Fee	$24,860,582
Portfolio Turnover	144%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	36.6
Financials	13.4
Consumer Discretionary	12.2
Communication Services	11.9
Industrials	9.7
Health Care	6.2
Utilities	2.8
Consumer Staples	2.4
Energy	2.0
Materials	1.3
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.4
United Kingdom - 5.2
Taiwan - 4.2
Canada - 3.5
Japan - 3.4
Sweden - 2.3
Switzerland - 2.2
China - 1.9
Italy - 1.9
Others - 10.0

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.0
Microsoft Corp	6.4
Alphabet Inc Class A	4.8
Meta Platforms Inc Class A	4.3
Amazon.com Inc	4.1
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.5
Eli Lilly & Co	2.6
Bank of New York Mellon Corp/The	2.6
Broadcom Inc	2.3
TE Connectivity PLC	2.2
39.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913853.101    2145-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Worldwide Fund Fidelity Advisor® Worldwide Fund Class A : FWAFX

This annual shareholder report contains information about Fidelity® Worldwide Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 116	1.06%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, security selection in the United States and Canada detracted from the fund's performance versus the MSCI World Net MA (1-Nov-2001) Linked Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer discretionary. Stock picks and an underweight in industrials also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The biggest individual relative detractor was our stake in Deckers Outdoor (-37%). The stock was not held at period end, but the company was one of our biggest holdings this period. The second-largest relative detractor was our non-benchmark stake in Modine Manufacturing (-27%). The stock was not held at period end. Another notable relative detractor was an overweight in DraftKings (-21%). This was a position we established this period.
•In contrast, from a regional standpoint, an overweight in emerging markets, primarily in Taiwan, and stock picks in Asia Pacific ex Japan, primarily in Australia, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in financials, primarily within the financial services industry. An underweight in health care and an overweight in information technology also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Robinhood Markets (+513%). The company was among our biggest holdings this period. A non-benchmark stake in Taiwan Semiconductor Manufacturing gained about 47% and was the second-largest relative contributor. The stock was among our largest holdings at period end. Another notable relative contributor was an overweight in TE Connectivity (+75%). This was a stake we established this period. The stock was among the fund's largest holdings at period end.
•Notable changes in positioning include a higher allocation to Taiwan. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	11.84%	12.13%	12.04%
Class A (without 5.75% sales charge)	18.67%	13.46%	12.70%
MSCI World Index	22.45%	16.01%	12.25%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,568,748,273
Number of Holdings	184
Total Advisory Fee	$24,860,582
Portfolio Turnover	144%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	36.6
Financials	13.4
Consumer Discretionary	12.2
Communication Services	11.9
Industrials	9.7
Health Care	6.2
Utilities	2.8
Consumer Staples	2.4
Energy	2.0
Materials	1.3
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.4
United Kingdom - 5.2
Taiwan - 4.2
Canada - 3.5
Japan - 3.4
Sweden - 2.3
Switzerland - 2.2
China - 1.9
Italy - 1.9
Others - 10.0

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.0
Microsoft Corp	6.4
Alphabet Inc Class A	4.8
Meta Platforms Inc Class A	4.3
Amazon.com Inc	4.1
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.5
Eli Lilly & Co	2.6
Bank of New York Mellon Corp/The	2.6
Broadcom Inc	2.3
TE Connectivity PLC	2.2
39.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913852.101    2143-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Total International Equity Fund Fidelity® Total International Equity Fund : FTIEX

This annual shareholder report contains information about Fidelity® Total International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Total International Equity Fund	$ 103	0.91%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an overweight in emerging markets, along with stock picks and an underweight in Europe ex U.K., contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, led by an underweight in health care, especially comparatively small exposure to pharmaceuticals, biotechnology & life sciences stocks. Security selection in communication services also boosted relative performance, as did investment choices and an underweight in consumer staples.
•The top individual relative contributor was an overweight in Rheinmetall (+281%). Outsized exposure to Samsung Electronics (+77%), one of our largest holdings, also helped. A non-benchmark stake in GE Vernova (+91%) was beneficial as well. This period we increased our position in the stock.
•In contrast, from a regional standpoint, stock picks in Canada and the U.K. detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Investment choices in information technology, primarily within the software & services industry, and financials, financial services firms in particular, hurt as well.
•The biggest individual relative detractor was an underweight in Alibaba (+78%). A non-benchmark stake in Linde returned -7% also hurt, though we increased exposure to the stock this period, making in one of our biggest holdings. Not owning SK Hynix, a benchmark component that gained about 193%, was another negative.
•Notable changes in geographic positioning included decreased exposure to the United States and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Total International Equity Fund	25.67%	12.17%	9.17%
MSCI ACWI (All Country World Index) ex USA Index	25.17%	11.37%	7.85%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,114,592,575
Number of Holdings	306
Total Advisory Fee	$4,261,943
Portfolio Turnover	37%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.4
Industrials	20.2
Information Technology	14.9
Materials	10.1
Consumer Discretionary	8.3
Communication Services	6.4
Energy	4.2
Health Care	3.7
Consumer Staples	3.1
Utilities	0.4
Real Estate	0.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.7
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 12.9
Japan - 11.4
China - 9.6
United Kingdom - 8.8
France - 7.3
Canada - 7.3
Taiwan - 5.9
Germany - 5.7
Korea (South) - 3.3
Others - 27.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	4.2
Tencent Holdings Ltd	3.4
Samsung Electronics Co Ltd	2.6
CRH PLC	1.9
ASML Holding NV	1.5
Safran SA	1.5
BAE Systems PLC	1.4
SAP SE	1.2
Linde PLC	1.1
Airbus SE	1.0
19.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913942.101    1978-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Total International Equity Fund Fidelity Advisor® Total International Equity Fund Class Z : FIEZX

This annual shareholder report contains information about Fidelity® Total International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 90	0.80%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an overweight in emerging markets, along with stock picks and an underweight in Europe ex U.K., contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, led by an underweight in health care, especially comparatively small exposure to pharmaceuticals, biotechnology & life sciences stocks. Security selection in communication services also boosted relative performance, as did investment choices and an underweight in consumer staples.
•The top individual relative contributor was an overweight in Rheinmetall (+281%). Outsized exposure to Samsung Electronics (+77%), one of our largest holdings, also helped. A non-benchmark stake in GE Vernova (+91%) was beneficial as well. This period we increased our position in the stock.
•In contrast, from a regional standpoint, stock picks in Canada and the U.K. detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Investment choices in information technology, primarily within the software & services industry, and financials, financial services firms in particular, hurt as well.
•The biggest individual relative detractor was an underweight in Alibaba (+78%). A non-benchmark stake in Linde returned -7% also hurt, though we increased exposure to the stock this period, making in one of our biggest holdings. Not owning SK Hynix, a benchmark component that gained about 193%, was another negative.
•Notable changes in geographic positioning included decreased exposure to the United States and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 1, 2017 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	25.91%	12.35%	10.50%
MSCI ACWI (All Country World Index) ex USA Index	25.17%	11.37%	8.49%
A   From February 1, 2017

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,114,592,575
Number of Holdings	306
Total Advisory Fee	$4,261,943
Portfolio Turnover	37%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.4
Industrials	20.2
Information Technology	14.9
Materials	10.1
Consumer Discretionary	8.3
Communication Services	6.4
Energy	4.2
Health Care	3.7
Consumer Staples	3.1
Utilities	0.4
Real Estate	0.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.7
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 12.9
Japan - 11.4
China - 9.6
United Kingdom - 8.8
France - 7.3
Canada - 7.3
Taiwan - 5.9
Germany - 5.7
Korea (South) - 3.3
Others - 27.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	4.2
Tencent Holdings Ltd	3.4
Samsung Electronics Co Ltd	2.6
CRH PLC	1.9
ASML Holding NV	1.5
Safran SA	1.5
BAE Systems PLC	1.4
SAP SE	1.2
Linde PLC	1.1
Airbus SE	1.0
19.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913947.101    2892-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Total International Equity Fund Fidelity Advisor® Total International Equity Fund Class M : FTTEX

This annual shareholder report contains information about Fidelity® Total International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 163	1.45%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an overweight in emerging markets, along with stock picks and an underweight in Europe ex U.K., contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, led by an underweight in health care, especially comparatively small exposure to pharmaceuticals, biotechnology & life sciences stocks. Security selection in communication services also boosted relative performance, as did investment choices and an underweight in consumer staples.
•The top individual relative contributor was an overweight in Rheinmetall (+281%). Outsized exposure to Samsung Electronics (+77%), one of our largest holdings, also helped. A non-benchmark stake in GE Vernova (+91%) was beneficial as well. This period we increased our position in the stock.
•In contrast, from a regional standpoint, stock picks in Canada and the U.K. detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Investment choices in information technology, primarily within the software & services industry, and financials, financial services firms in particular, hurt as well.
•The biggest individual relative detractor was an underweight in Alibaba (+78%). A non-benchmark stake in Linde returned -7% also hurt, though we increased exposure to the stock this period, making in one of our biggest holdings. Not owning SK Hynix, a benchmark component that gained about 193%, was another negative.
•Notable changes in geographic positioning included decreased exposure to the United States and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	20.69%	10.82%	8.25%
Class M (without 3.50% sales charge)	25.06%	11.61%	8.63%
MSCI ACWI (All Country World Index) ex USA Index	25.17%	11.37%	7.85%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,114,592,575
Number of Holdings	306
Total Advisory Fee	$4,261,943
Portfolio Turnover	37%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.4
Industrials	20.2
Information Technology	14.9
Materials	10.1
Consumer Discretionary	8.3
Communication Services	6.4
Energy	4.2
Health Care	3.7
Consumer Staples	3.1
Utilities	0.4
Real Estate	0.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.7
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 12.9
Japan - 11.4
China - 9.6
United Kingdom - 8.8
France - 7.3
Canada - 7.3
Taiwan - 5.9
Germany - 5.7
Korea (South) - 3.3
Others - 27.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	4.2
Tencent Holdings Ltd	3.4
Samsung Electronics Co Ltd	2.6
CRH PLC	1.9
ASML Holding NV	1.5
Safran SA	1.5
BAE Systems PLC	1.4
SAP SE	1.2
Linde PLC	1.1
Airbus SE	1.0
19.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913945.101    1983-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Total International Equity Fund Fidelity Advisor® Total International Equity Fund Class I : FTEIX

This annual shareholder report contains information about Fidelity® Total International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 107	0.95%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an overweight in emerging markets, along with stock picks and an underweight in Europe ex U.K., contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, led by an underweight in health care, especially comparatively small exposure to pharmaceuticals, biotechnology & life sciences stocks. Security selection in communication services also boosted relative performance, as did investment choices and an underweight in consumer staples.
•The top individual relative contributor was an overweight in Rheinmetall (+281%). Outsized exposure to Samsung Electronics (+77%), one of our largest holdings, also helped. A non-benchmark stake in GE Vernova (+91%) was beneficial as well. This period we increased our position in the stock.
•In contrast, from a regional standpoint, stock picks in Canada and the U.K. detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Investment choices in information technology, primarily within the software & services industry, and financials, financial services firms in particular, hurt as well.
•The biggest individual relative detractor was an underweight in Alibaba (+78%). A non-benchmark stake in Linde returned -7% also hurt, though we increased exposure to the stock this period, making in one of our biggest holdings. Not owning SK Hynix, a benchmark component that gained about 193%, was another negative.
•Notable changes in geographic positioning included decreased exposure to the United States and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	25.67%	12.18%	9.18%
MSCI ACWI (All Country World Index) ex USA Index	25.17%	11.37%	7.85%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,114,592,575
Number of Holdings	306
Total Advisory Fee	$4,261,943
Portfolio Turnover	37%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.4
Industrials	20.2
Information Technology	14.9
Materials	10.1
Consumer Discretionary	8.3
Communication Services	6.4
Energy	4.2
Health Care	3.7
Consumer Staples	3.1
Utilities	0.4
Real Estate	0.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.7
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 12.9
Japan - 11.4
China - 9.6
United Kingdom - 8.8
France - 7.3
Canada - 7.3
Taiwan - 5.9
Germany - 5.7
Korea (South) - 3.3
Others - 27.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	4.2
Tencent Holdings Ltd	3.4
Samsung Electronics Co Ltd	2.6
CRH PLC	1.9
ASML Holding NV	1.5
Safran SA	1.5
BAE Systems PLC	1.4
SAP SE	1.2
Linde PLC	1.1
Airbus SE	1.0
19.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913946.101    1984-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Total International Equity Fund Fidelity Advisor® Total International Equity Fund Class C : FTCEX

This annual shareholder report contains information about Fidelity® Total International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 219	1.95%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an overweight in emerging markets, along with stock picks and an underweight in Europe ex U.K., contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, led by an underweight in health care, especially comparatively small exposure to pharmaceuticals, biotechnology & life sciences stocks. Security selection in communication services also boosted relative performance, as did investment choices and an underweight in consumer staples.
•The top individual relative contributor was an overweight in Rheinmetall (+281%). Outsized exposure to Samsung Electronics (+77%), one of our largest holdings, also helped. A non-benchmark stake in GE Vernova (+91%) was beneficial as well. This period we increased our position in the stock.
•In contrast, from a regional standpoint, stock picks in Canada and the U.K. detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Investment choices in information technology, primarily within the software & services industry, and financials, financial services firms in particular, hurt as well.
•The biggest individual relative detractor was an underweight in Alibaba (+78%). A non-benchmark stake in Linde returned -7% also hurt, though we increased exposure to the stock this period, making in one of our biggest holdings. Not owning SK Hynix, a benchmark component that gained about 193%, was another negative.
•Notable changes in geographic positioning included decreased exposure to the United States and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	23.45%	11.04%	8.24%
Class C	24.45%	11.04%	8.24%
MSCI ACWI (All Country World Index) ex USA Index	25.17%	11.37%	7.85%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,114,592,575
Number of Holdings	306
Total Advisory Fee	$4,261,943
Portfolio Turnover	37%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.4
Industrials	20.2
Information Technology	14.9
Materials	10.1
Consumer Discretionary	8.3
Communication Services	6.4
Energy	4.2
Health Care	3.7
Consumer Staples	3.1
Utilities	0.4
Real Estate	0.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.7
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 12.9
Japan - 11.4
China - 9.6
United Kingdom - 8.8
France - 7.3
Canada - 7.3
Taiwan - 5.9
Germany - 5.7
Korea (South) - 3.3
Others - 27.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	4.2
Tencent Holdings Ltd	3.4
Samsung Electronics Co Ltd	2.6
CRH PLC	1.9
ASML Holding NV	1.5
Safran SA	1.5
BAE Systems PLC	1.4
SAP SE	1.2
Linde PLC	1.1
Airbus SE	1.0
19.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913944.101    1982-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Total International Equity Fund Fidelity Advisor® Total International Equity Fund Class A : FTAEX

This annual shareholder report contains information about Fidelity® Total International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 135	1.20%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an overweight in emerging markets, along with stock picks and an underweight in Europe ex U.K., contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, led by an underweight in health care, especially comparatively small exposure to pharmaceuticals, biotechnology & life sciences stocks. Security selection in communication services also boosted relative performance, as did investment choices and an underweight in consumer staples.
•The top individual relative contributor was an overweight in Rheinmetall (+281%). Outsized exposure to Samsung Electronics (+77%), one of our largest holdings, also helped. A non-benchmark stake in GE Vernova (+91%) was beneficial as well. This period we increased our position in the stock.
•In contrast, from a regional standpoint, stock picks in Canada and the U.K. detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Investment choices in information technology, primarily within the software & services industry, and financials, financial services firms in particular, hurt as well.
•The biggest individual relative detractor was an underweight in Alibaba (+78%). A non-benchmark stake in Linde returned -7% also hurt, though we increased exposure to the stock this period, making in one of our biggest holdings. Not owning SK Hynix, a benchmark component that gained about 193%, was another negative.
•Notable changes in geographic positioning included decreased exposure to the United States and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	18.11%	10.58%	8.25%
Class A (without 5.75% sales charge)	25.32%	11.90%	8.89%
MSCI ACWI (All Country World Index) ex USA Index	25.17%	11.37%	7.85%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,114,592,575
Number of Holdings	306
Total Advisory Fee	$4,261,943
Portfolio Turnover	37%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.4
Industrials	20.2
Information Technology	14.9
Materials	10.1
Consumer Discretionary	8.3
Communication Services	6.4
Energy	4.2
Health Care	3.7
Consumer Staples	3.1
Utilities	0.4
Real Estate	0.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.7
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 12.9
Japan - 11.4
China - 9.6
United Kingdom - 8.8
France - 7.3
Canada - 7.3
Taiwan - 5.9
Germany - 5.7
Korea (South) - 3.3
Others - 27.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	4.2
Tencent Holdings Ltd	3.4
Samsung Electronics Co Ltd	2.6
CRH PLC	1.9
ASML Holding NV	1.5
Safran SA	1.5
BAE Systems PLC	1.4
SAP SE	1.2
Linde PLC	1.1
Airbus SE	1.0
19.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913943.101    1980-TSRA-1225

Item 2.

Code of Ethics

As of the end of the period, October 31, 2025, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity Diversified International K6 Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity International Discovery K6 Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Total International Equity Fund, and Fidelity Worldwide Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$63,000	$-	$7,900	$700
Fidelity Diversified International K6 Fund	$62,800	$-	$7,900	$700
Fidelity Global Equity Income Fund	$62,000	$-	$6,700	$600
Fidelity International Capital Appreciation K6 Fund	$50,700	$-	$7,900	$700
Fidelity International Discovery K6 Fund	$55,400	$-	$7,700	$600
Fidelity International Small Cap Fund	$58,000	$-	$8,000	$700
Fidelity International Small Cap Opportunities Fund	$51,900	$-	$6,600	$700
Fidelity International Value Fund	$50,800	$-	$6,600	$600
Fidelity Total International Equity Fund	$54,200	$-	$7,700	$700
Fidelity Worldwide Fund	$51,600	$-	$6,600	$600

October 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$64,000	$-	$12,300	$1,200
Fidelity Diversified International K6 Fund	$65,500	$-	$12,500	$1,200
Fidelity Global Equity Income Fund	$46,900	$-	$10,000	$1,100
Fidelity International Capital Appreciation K6 Fund	$49,200	$-	$11,900	$1,200
Fidelity International Discovery K6 Fund	$61,600	$-	$12,300	$1,100
Fidelity International Small Cap Fund	$55,800	$-	$12,000	$1,300
Fidelity International Small Cap Opportunities Fund	$49,700	$-	$9,700	$1,200
Fidelity International Value Fund	$48,800	$-	$9,700	$1,100
Fidelity Total International Equity Fund	$52,100	$-	$11,800	$1,200
Fidelity Worldwide Fund	$49,500	$-	$9,700	$1,200

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, and Fidelity Pacific Basin Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$50,900	$2,900	$5,700	$1,000
Fidelity China Region Fund	$65,500	$3,600	$6,500	$1,200
Fidelity Emerging Asia Fund	$56,700	$3,200	$5,800	$1,100
Fidelity Emerging Markets Discovery Fund	$52,900	$3,000	$5,700	$1,000
Fidelity Emerging Markets Fund	$59,100	$3,200	$13,100	$1,000
Fidelity Europe Fund	$61,000	$3,400	$5,700	$1,100
Fidelity International Discovery Fund	$74,700	$3,700	$12,400	$1,200
Fidelity International Growth Fund	$52,100	$2,900	$5,700	$1,000
Fidelity Japan Fund	$56,100	$3,100	$5,800	$1,000
Fidelity Japan Smaller Companies Fund	$46,600	$2,700	$5,800	$900
Fidelity Nordic Fund	$46,000	$2,600	$5,800	$900
Fidelity Overseas Fund	$67,300	$3,300	$8,700	$1,100
Fidelity Pacific Basin Fund	$56,400	$3,200	$6,100	$1,100

October 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$51,200	$4,700	$11,500	$1,600
Fidelity China Region Fund	$63,100	$5,600	$12,300	$1,900
Fidelity Emerging Asia Fund	$55,200	$5,000	$11,500	$1,700
Fidelity Emerging Markets Discovery Fund	$51,600	$4,700	$11,500	$1,600
Fidelity Emerging Markets Fund	$59,300	$4,900	$11,800	$1,700
Fidelity Europe Fund	$58,700	$5,300	$11,500	$1,800
Fidelity International Discovery Fund	$85,500	$5,800	$30,900	$2,000
Fidelity International Growth Fund	$50,200	$4,600	$11,500	$1,600
Fidelity Japan Fund	$54,000	$4,900	$11,500	$1,700
Fidelity Japan Smaller Companies Fund	$45,200	$4,200	$11,500	$1,400
Fidelity Nordic Fund	$44,600	$4,200	$13,000	$1,400
Fidelity Overseas Fund	$57,500	$5,200	$13,400	$1,800
Fidelity Pacific Basin Fund	$54,900	$5,000	$13,400	$1,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2025A	October 31, 2024A
Audit-Related Fees	$125,000	$125,000
Tax Fees	$-	$-
All Other Fees	$1,970,400	$2,929,500

A Amounts may reflect rounding.

.

Services Billed by PwC

	October 31, 2025A	October 31, 2024A
Audit-Related Fees	$8,914,100	$9,701,800
Tax Fees	$1,000	$61,000
All Other Fees	$-	$35,000

A Amounts may reflect rounding

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2025A	October 31, 2024A
Deloitte Entities	$2,512,400	$3,472,700
PwC	$13,898,800	$15,592,400

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity's Targeted International Equity Funds®

Fidelity® Canada Fund
Fidelity® China Region Fund
Fidelity® Emerging Asia Fund
Fidelity® Emerging Markets Fund
Fidelity® Europe Fund
Fidelity® Japan Fund
Fidelity® Japan Smaller Companies Fund
Fidelity® Nordic Fund
Fidelity® Pacific Basin Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes

Contents

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Canada Fund
Fidelity® China Region Fund
Fidelity® Emerging Asia Fund
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Emerging Markets Fund
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Europe Fund
Fidelity® Japan Fund
Fidelity® Japan Smaller Companies Fund
Fidelity® Nordic Fund
Fidelity® Pacific Basin Fund
Report of Independent Registered Public Accounting Firm
Distributions
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Canada Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 100.6%
	Shares	Value ($)
BRAZIL - 3.1%
Materials - 3.1%
Metals & Mining - 3.1%
Wheaton Precious Metals Corp	343,200	33,144,230
CANADA - 92.8%
Communication Services - 1.5%
Diversified Telecommunication Services - 1.5%
Quebecor Inc Multiple Voting Shares	353,900	11,228,512
TELUS Corp	340,000	4,971,944
		16,200,456
Consumer Discretionary - 7.7%
Broadline Retail - 3.5%
Dollarama Inc	285,000	37,045,632
Hotels, Restaurants & Leisure - 1.8%
Restaurant Brands International Inc	282,500	18,554,704
Specialty Retail - 2.2%
Aritzia Inc Subordinate Voting Shares (b)	96,326	6,728,500
Diversified Royalty Corp	2,053,100	5,050,226
KITS Eyecare Ltd (b)	59,484	602,241
Pet Valu Holdings Ltd	455,900	11,311,768
		23,692,735
Textiles, Apparel & Luxury Goods - 0.2%
Canada Goose Holdings Inc Subordinate Voting Shares (b)	142,176	1,979,749
TOTAL CONSUMER DISCRETIONARY		81,272,820

Consumer Staples - 7.4%
Beverages - 0.1%
GURU Organic Energy Corp (b)	237,100	956,819
Consumer Staples Distribution & Retail - 6.9%
Alimentation Couche-Tard Inc	843,200	42,852,872
Metro Inc/CN	326,595	21,769,895
North West Co Inc/The	224,600	7,286,229
		71,908,996
Personal Care Products - 0.4%
Jamieson Wellness Inc (c)(d)	188,400	4,677,258
TOTAL CONSUMER STAPLES		77,543,073

Energy - 17.9%
Energy Equipment & Services - 1.1%
Pason Systems Inc	631,400	5,379,651
TerraVest Industries Inc	60,000	5,808,563
		11,188,214
Oil, Gas & Consumable Fuels - 16.8%
Cameco Corp (e)	224,900	22,984,682
Canadian Natural Resources Ltd	1,279,896	40,946,087
Carcetti Capital Corp rights (b)(g)(h)	2,806,500	4,001,996
Imperial Oil Ltd (f)	223,500	19,767,691
Parkland Corp	516,830	14,724,984
PrairieSky Royalty Ltd	1,828,818	32,832,796
South Bow Corp	552,400	14,328,410
Suncor Energy Inc	696,900	27,750,787
		177,337,433
TOTAL ENERGY		188,525,647

Financials - 27.8%
Banks - 15.3%
Bank of Montreal	224,400	27,875,806
Royal Bank of Canada	586,900	85,979,355
Toronto Dominion Bank	575,000	47,211,864
		161,067,025
Capital Markets - 5.3%
Brookfield Asset Management Ltd Class A	326,601	17,667,262
Brookfield Corp Class A	445,809	20,530,322
TMX Group Ltd	475,300	17,530,404
		55,727,988
Insurance - 7.2%
Definity Financial Corp	482,313	22,438,361
Intact Financial Corp	140,525	26,213,365
Sun Life Financial Inc	454,600	27,651,012
		76,302,738
TOTAL FINANCIALS		293,097,751

Health Care - 0.8%
Health Care Providers & Services - 0.8%
Andlauer Healthcare Group Inc Subordinate Voting Shares	214,359	8,314,234
Industrials - 9.5%
Commercial Services & Supplies - 0.8%
BOYD GROUP INC	51,000	8,146,255
Ground Transportation - 6.4%
Canadian National Railway Co	127,350	12,211,544
Canadian Pacific Kansas City Ltd	703,662	50,636,773
TFI International Inc	49,900	4,484,258
		67,332,575
Professional Services - 2.3%
Thomson Reuters Corp	160,800	24,631,045
TOTAL INDUSTRIALS		100,109,875

Information Technology - 11.6%
IT Services - 6.3%
Shopify Inc Class A (b)	379,300	65,948,521
Software - 5.3%
ApplyBoard Inc (b)(g)(h)	1,677	8,754
ApplyBoard Inc (b)(g)(h)	414	2,161
Constellation Software Inc/Canada	18,600	48,949,477
Constellation Software Inc/Canada warrants 3/31/2040 (b)(h)	19,300	1
Dye & Durham Ltd	809,900	2,973,858
Lumine Group Inc Subordinate Voting Shares (b)(d)	167,607	4,003,304
		55,937,555
TOTAL INFORMATION TECHNOLOGY		121,886,076

Materials - 8.6%
Chemicals - 1.7%
Nutrien Ltd	332,481	18,108,605
Containers & Packaging - 1.0%
CCL Industries Inc Class A	25,900	1,444,808
CCL Industries Inc Class B	167,600	9,349,417
		10,794,225
Metals & Mining - 5.4%
Franco-Nevada Corp	258,700	48,323,991
G Mining Ventures Corp (b)	102,100	2,009,897
Minera Alamos Inc (g)(i)	2,816,000	793,070
Minera Alamos Inc warrants (b)(g)	2,816,000	138,936
Triple Flag Precious Metals Corp	193,300	5,368,105
		56,633,999
Paper & Forest Products - 0.5%
Stella-Jones Inc	99,023	5,620,634
TOTAL MATERIALS		91,157,463

TOTAL CANADA		978,107,395
CHILE - 0.9%
Materials - 0.9%
Metals & Mining - 0.9%
Lundin Mining Corp	618,400	9,946,957
UNITED STATES - 3.5%
Consumer Discretionary - 0.9%
Leisure Products - 0.9%
BRP Inc Subordinate Voting Shares	147,500	9,252,469
Industrials - 2.5%
Commercial Services & Supplies - 2.5%
GFL Environmental Inc Subordinate Voting Shares	583,000	25,488,974
Materials - 0.1%
Metals & Mining - 0.1%
Ivanhoe Electric Inc / US warrants (b)	150,319	1,182,804
TOTAL UNITED STATES		35,924,247
ZAMBIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
First Quantum Minerals Ltd (b)	168,800	3,504,657
TOTAL COMMON STOCKS (Cost $511,627,851)		1,060,627,486

Convertible Corporate Bonds - 0.2%
		Principal Amount (a)	Value ($)
CANADA - 0.2%
Communication Services - 0.2%
Entertainment - 0.2%
Cineplex Inc 7.75% 3/1/2030 (c) (Cost $1,627,242)	CAD	2,315,000	2,308,200

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
CANADA - 0.2%
Information Technology - 0.2%
Software - 0.2%
Valsoft Corp Series A-1.2 (g)(h)	126	1,399,963
Valsoft Corp Series A-1.3 (g)(h)	45	499,987
Valsoft Corp Series A-1.4 (g)(h)	58	644,428

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,686,002)		2,544,378

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
ApplyBoard Inc Series A1 (b)(g)(h)	2,063	10,872
ApplyBoard Inc Series A2 (b)(g)(h)	1,615	8,527
ApplyBoard Inc Series A3 (b)(g)(h)	92	487
ApplyBoard Inc Series D (b)(g)(h)	4,504	49,229
ApplyBoard Inc Series SEED (b)(g)(h)	617	3,233

TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $770,130)		72,348

Money Market Funds - 1.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (j)	4.18	577,170	577,285
Fidelity Securities Lending Cash Central Fund (j)(k)	4.18	13,442,038	13,443,383
TOTAL MONEY MARKET FUNDS (Cost $14,020,668)			14,020,668

TOTAL INVESTMENT IN SECURITIES - 102.3% (Cost $530,731,893)	1,079,573,080
NET OTHER ASSETS (LIABILITIES) - (2.3)%	(24,700,982)
NET ASSETS - 100.0%	1,054,872,098

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Cameco Corp	Montreal Exchange Inc	500	7,167,000	130.00	11/21/2025	(584,649)

						(584,649)
TOTAL WRITTEN OPTIONS						(584,649)

Notional amount and exercise price for written options on Cameco Corp are stated in CAD.

Currency Abbreviations
CAD	-	Canadian Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,985,458 or 0.7% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $8,680,562 or 0.8% of net assets.

(e)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $5,109,978.
(f)	Security or a portion of the security is on loan at period end.
(g)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,561,643 or 0.7% of net assets.

(h)	Level 3 security.
(i)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $793,070 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ApplyBoard Inc	6/30/2021	44,289

ApplyBoard Inc	6/4/2021 - 6/30/2021	85,688

ApplyBoard Inc Series A1	6/4/2021	133,582

ApplyBoard Inc Series A2	6/4/2021	104,573

ApplyBoard Inc Series A3	6/4/2021	5,957

ApplyBoard Inc Series D	6/4/2021	486,066

ApplyBoard Inc Series SEED	6/4/2021	39,952

Carcetti Capital Corp rights	10/3/2025	4,022,646

Minera Alamos Inc	9/4/2025	604,237

Minera Alamos Inc warrants	9/4/2025	118,832

Valsoft Corp Series A-1.2	3/14/2025	1,475,928

Valsoft Corp Series A-1.3	3/17/2025	446,709

Valsoft Corp Series A-1.4	3/17/2025	763,365

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Minera Alamos Inc	12/10/2025

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	718,404	128,739,807	128,881,116	38,415	190	-	577,285	577,170	0.0%
Fidelity Securities Lending Cash Central Fund	7,295,105	813,583,438	807,435,160	256,835	-	-	13,443,383	13,442,038	0.1%
Total	8,013,509	942,323,245	936,316,276	295,250	190	-	14,020,668

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	16,200,456	16,200,456	-	-
Consumer Discretionary	90,525,289	90,525,289	-	-
Consumer Staples	77,543,073	77,543,073	-	-
Energy	188,525,647	184,523,651	-	4,001,996
Financials	293,097,751	293,097,751	-	-
Health Care	8,314,234	8,314,234	-	-
Industrials	125,598,849	125,598,849	-	-
Information Technology	121,886,076	121,875,160	-	10,916
Materials	138,936,111	137,614,371	1,321,740	-

Convertible Corporate Bonds
Communication Services	2,308,200	-	2,308,200	-

Convertible Preferred Stocks
Information Technology	2,544,378	-	-	2,544,378

Non-Convertible Preferred Stocks
Information Technology	72,348	-	-	72,348

Money Market Funds	14,020,668	14,020,668	-	-
Total Investments in Securities:	1,079,573,080	1,069,313,502	3,629,940	6,629,638
Derivative Instruments:

Liabilities
Written Options	(584,649)	(584,649)	-	-
Total Liabilities	(584,649)	(584,649)	-	-
Total Derivative Instruments:	(584,649)	(584,649)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Written Options (a)	-	(584,649)
Total Equity Risk	-	(584,649)
Total Value of Derivatives	-	(584,649)

(a)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Fidelity® Canada Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $12,394,641) - See accompanying schedule:
Unaffiliated issuers (cost $516,711,225)	$1,065,552,412
Fidelity Central Funds (cost $14,020,668)	14,020,668

Total Investment in Securities (cost $530,731,893)		$1,079,573,080
Foreign currency held at value (cost $1,680,311)		1,677,076
Receivable for fund shares sold		213,779
Dividends receivable		872,475
Interest receivable		11,215
Distributions receivable from Fidelity Central Funds		37,088
Prepaid expenses		1,100
Total assets		1,082,385,813
Liabilities
Payable for investments purchased	$7,441,555
Payable for fund shares redeemed	5,403,909
Accrued management fee	572,913
Distribution and service plan fees payable	10,047
Written options, at value (premium received $102,109)	584,649
Other payables and accrued expenses	60,834
Collateral on securities loaned	13,439,808
Total liabilities		27,513,715
Net Assets		$1,054,872,098
Net Assets consist of:
Paid in capital		$453,333,719
Total accumulated earnings (loss)		601,538,379
Net Assets		$1,054,872,098

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($32,313,542 ÷ 419,934 shares)(a)		$76.95
Maximum offering price per share (100/94.25 of $76.95)		$81.64
Class M :
Net Asset Value and redemption price per share ($6,608,450 ÷ 86,393 shares)(a)		$76.49
Maximum offering price per share (100/96.50 of $76.49)		$79.26
Class C :
Net Asset Value and offering price per share ($521,373 ÷ 6,867 shares)(a)		$75.92
Canada :
Net Asset Value, offering price and redemption price per share ($1,000,021,879 ÷ 12,918,431 shares)		$77.41
Class I :
Net Asset Value, offering price and redemption price per share ($7,735,610 ÷ 100,117 shares)		$77.27
Class Z :
Net Asset Value, offering price and redemption price per share ($7,671,244 ÷ 99,634 shares)		$76.99
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$21,314,991
Interest		136,845
Income from Fidelity Central Funds (including $256,835 from security lending)		295,250
Income before foreign taxes withheld		$21,747,086
Less foreign taxes withheld		(3,270,153)
Total income		18,476,933
Expenses
Management fee
Basic fee	$7,997,849
Performance adjustment	14,036
Distribution and service plan fees	117,867
Custodian fees and expenses	21,189
Independent trustees' fees and expenses	3,813
Registration fees	93,144
Audit fees	63,326
Legal	2,169
Interest	1,643
Miscellaneous	5,505
Total expenses		8,320,541
Net Investment income (loss)		10,156,392
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	56,199,344
Fidelity Central Funds	190
Foreign currency transactions	(199,605)
Written options	3,879
Total net realized gain (loss)		56,003,808
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	82,658,203
Assets and liabilities in foreign currencies	30,804
Written options	(482,540)
Total change in net unrealized appreciation (depreciation)		82,206,467
Net gain (loss)		138,210,275
Net increase (decrease) in net assets resulting from operations		$148,366,667
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,156,392	$9,029,103
Net realized gain (loss)	56,003,808	56,897,626
Change in net unrealized appreciation (depreciation)	82,206,467	144,534,605
Net increase (decrease) in net assets resulting from operations	148,366,667	210,461,334
Distributions to shareholders	(64,898,988)	(30,159,569)

Share transactions - net increase (decrease)	28,927,501	(60,797,616)

Total increase (decrease) in net assets	112,395,180	119,504,149

Net Assets
Beginning of period	942,476,918	822,972,769
End of period	$1,054,872,098	$942,476,918

Financial Highlights
Fidelity Advisor® Canada Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$70.62	$57.80	$59.44	$67.23	$46.01
Income from Investment Operations
Net investment income (loss) A,B	.55	.47	.57	.63	.55
Net realized and unrealized gain (loss)	10.46	14.32	(.01)	(5.30)	21.89
Total from investment operations	11.01	14.79	.56	(4.67)	22.44
Distributions from net investment income	(.70)	(.65)	(.68)	(.61)	(.63)
Distributions from net realized gain	(3.98)	(1.31)	(1.52)	(2.51)	(.59)
Total distributions	(4.68)	(1.97) C	(2.20)	(3.12)	(1.22)
Net asset value, end of period	$76.95	$70.62	$57.80	$59.44	$67.23
Total Return D,E	16.48%	26.11%	.88%	(7.06)%	49.45%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.13%	1.34%	1.36%	1.20%	1.12%
Expenses net of fee waivers, if any	1.13%	1.33%	1.36%	1.20%	1.12%
Expenses net of all reductions, if any	1.13%	1.33%	1.35%	1.20%	1.12%
Net investment income (loss)	.76%	.70%	.94%	1.00%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$32,314	$31,401	$28,548	$31,707	$33,087
Portfolio turnover rate H	17%	8%	9%	13%	7%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Canada Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$70.23	$57.49	$59.09	$66.84	$45.74
Income from Investment Operations
Net investment income (loss) A,B	.36	.30	.41	.45	.38
Net realized and unrealized gain (loss)	10.40	14.25	- C	(5.26)	21.78
Total from investment operations	10.76	14.55	.41	(4.81)	22.16
Distributions from net investment income	(.53)	(.50)	(.49)	(.42)	(.47)
Distributions from net realized gain	(3.98)	(1.31)	(1.52)	(2.51)	(.59)
Total distributions	(4.50) D	(1.81)	(2.01)	(2.94) D	(1.06)
Net asset value, end of period	$76.49	$70.23	$57.49	$59.09	$66.84
Total Return E,F	16.18%	25.80%	.62%	(7.32)%	49.04%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.38%	1.59%	1.63%	1.48%	1.40%
Expenses net of fee waivers, if any	1.38%	1.58%	1.63%	1.48%	1.39%
Expenses net of all reductions, if any	1.38%	1.58%	1.62%	1.48%	1.39%
Net investment income (loss)	.51%	.45%	.68%	.72%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$6,608	$6,946	$6,255	$6,641	$7,829
Portfolio turnover rate I	17%	8%	9%	13%	7%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Canada Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$69.57	$56.91	$58.39	$65.76	$44.96
Income from Investment Operations
Net investment income (loss) A,B	- C	(.03)	.10	.14	.08
Net realized and unrealized gain (loss)	10.35	14.15	- C	(5.19)	21.46
Total from investment operations	10.35	14.12	.10	(5.05)	21.54
Distributions from net investment income	(.02)	(.15)	(.05)	-	(.15)
Distributions from net realized gain	(3.98)	(1.31)	(1.52)	(2.32)	(.59)
Total distributions	(4.00)	(1.46)	(1.58) D	(2.32)	(.74)
Net asset value, end of period	$75.92	$69.57	$56.91	$58.39	$65.76
Total Return E,F	15.61%	25.19%	.10%	(7.79)%	48.31%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.89%	2.09%	2.14%	1.99%	1.90%
Expenses net of fee waivers, if any	1.89%	2.09%	2.13%	1.98%	1.90%
Expenses net of all reductions, if any	1.89%	2.09%	2.13%	1.98%	1.90%
Net investment income (loss)	-% I	(.05)%	.16%	.22%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$521	$759	$844	$1,109	$1,683
Portfolio turnover rate J	17%	8%	9%	13%	7%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount represents less than .005%.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Canada Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$71.03	$58.14	$59.79	$67.62	$46.26
Income from Investment Operations
Net investment income (loss) A,B	.76	.66	.77	.83	.74
Net realized and unrealized gain (loss)	10.51	14.40	(.03)	(5.33)	21.99
Total from investment operations	11.27	15.06	.74	(4.50)	22.73
Distributions from net investment income	(.91)	(.86)	(.87)	(.82)	(.78)
Distributions from net realized gain	(3.98)	(1.31)	(1.52)	(2.51)	(.59)
Total distributions	(4.89)	(2.17)	(2.39)	(3.33)	(1.37)
Net asset value, end of period	$77.41	$71.03	$58.14	$59.79	$67.62
Total Return C	16.82%	26.49%	1.18%	(6.77)%	49.91%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.84%	1.05%	1.05%	.89%	.80%
Expenses net of fee waivers, if any	.84%	1.04%	1.04%	.88%	.80%
Expenses net of all reductions, if any	.84%	1.04%	1.04%	.88%	.80%
Net investment income (loss)	1.05%	.99%	1.25%	1.32%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$1,000,022	$877,615	$774,062	$825,488	$821,617
Portfolio turnover rate F	17%	8%	9%	13%	7%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Canada Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$71.09	$58.19	$59.84	$67.70	$46.24
Income from Investment Operations
Net investment income (loss) A,B	.73	.67	.78	.85	.78
Net realized and unrealized gain (loss)	10.52	14.40	(.03)	(5.34)	22.00
Total from investment operations	11.25	15.07	.75	(4.49)	22.78
Distributions from net investment income	(1.09)	(.86)	(.88)	(.86)	(.73)
Distributions from net realized gain	(3.98)	(1.31)	(1.52)	(2.51)	(.59)
Total distributions	(5.07)	(2.17)	(2.40)	(3.37)	(1.32)
Net asset value, end of period	$77.27	$71.09	$58.19	$59.84	$67.70
Total Return C	16.81%	26.49%	1.20%	(6.74)%	50.02%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.87%	1.04%	1.03%	.86%	.74%
Expenses net of fee waivers, if any	.87%	1.04%	1.03%	.86%	.74%
Expenses net of all reductions, if any	.87%	1.04%	1.03%	.86%	.74%
Net investment income (loss)	1.02%	1.00%	1.27%	1.34%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$7,736	$19,072	$10,571	$16,165	$13,724
Portfolio turnover rate F	17%	8%	9%	13%	7%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Canada Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$70.84	$58.01	$59.55	$67.38	$46.11
Income from Investment Operations
Net investment income (loss) A,B	.82	.75	.85	.92	.82
Net realized and unrealized gain (loss)	10.45	14.33	(.03)	(5.33)	21.91
Total from investment operations	11.27	15.08	.82	(4.41)	22.73
Distributions from net investment income	(1.15)	(.94)	(.84)	(.91)	(.87)
Distributions from net realized gain	(3.98)	(1.31)	(1.52)	(2.51)	(.59)
Total distributions	(5.12) C	(2.25)	(2.36)	(3.42)	(1.46)
Net asset value, end of period	$76.99	$70.84	$58.01	$59.55	$67.38
Total Return D	16.92%	26.62%	1.33%	(6.66)%	50.13%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.75%	.93%	.92%	.75%	.66%
Expenses net of fee waivers, if any	.75%	.92%	.91%	.75%	.66%
Expenses net of all reductions, if any	.75%	.92%	.91%	.75%	.66%
Net investment income (loss)	1.14%	1.11%	1.38%	1.45%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$7,671	$6,683	$2,692	$5,843	$22,010
Portfolio turnover rate G	17%	8%	9%	13%	7%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.

Notes to Financial Statements
For the period ended October 31, 2025

1. Organization.
Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Canada, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$558,732,080
Gross unrealized depreciation	(14,550,287)
Net unrealized appreciation (depreciation)	$544,181,793
Tax Cost	$534,806,638

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,599,821
Undistributed long-term capital gain	$48,743,005
Net unrealized appreciation (depreciation) on securities and other investments	$544,195,556

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$12,084,402	$11,813,217
Long-term Capital Gains	52,814,586	18,346,352
Total	$64,898,988	$30,159,569

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Canada Fund	165,200,997	180,871,681
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.89
Class M	.89
Class C	.89
Canada	.86
Class I	.84
Class Z	.73

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.86
Class M	.86
Class C	.87
Canada	.82
Class I	.84
Class Z	.73

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Canada Fund	S&P/TSX Composite Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Canada. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was less than .005%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	-%	.25%	77,642	515
Class M	.25%	.25%	33,926	93
Class C	.75%	.25%	6,299	503
			117,867	1,111

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	4,002
Class M	230
Class CA	38
4,270

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Canada Fund	37

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Canada Fund	Borrower	12,972,000	4.56%	1,643

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Canada Fund	11,188,846	5,990,673	1,428,332
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Canada Fund	1,313
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Canada Fund	27,590	-	-
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Canada Fund
Distributions to shareholders
Class A	$2,052,100	$956,471
Class M	441,669	195,471
Class C	42,554	21,926
Canada	59,857,564	28,479,448
Class I	1,835,114	395,367
Class Z	669,987	110,886
Total	$64,898,988	$30,159,569
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Canada Fund
Class A
Shares sold	27,071	13,073	$2,009,540	$863,814
Reinvestment of distributions	28,921	15,002	1,959,103	916,003
Shares redeemed	(80,673)	(77,356)	(5,669,302)	(5,101,231)
Net increase (decrease)	(24,681)	(49,281)	$(1,700,659)	$(3,321,414)
Class M
Shares sold	1,888	1,815	$139,431	$118,342
Reinvestment of distributions	6,508	3,195	439,149	194,459
Shares redeemed	(20,911)	(14,909)	(1,493,757)	(987,428)
Net increase (decrease)	(12,515)	(9,899)	$(915,177)	$(674,627)
Class C
Shares sold	1,526	1,074	$110,354	$67,883
Reinvestment of distributions	633	362	42,554	21,926
Shares redeemed	(6,202)	(5,361)	(443,060)	(354,782)
Net increase (decrease)	(4,043)	(3,925)	$(290,152)	$(264,973)
Canada
Shares sold	1,901,531	412,712	$140,398,178	$27,859,664
Reinvestment of distributions	822,201	435,957	55,884,979	26,706,738
Shares redeemed	(2,160,587)	(1,806,263)	(156,336,857)	(120,315,587)
Net increase (decrease)	563,145	(957,594)	$39,946,300	$(65,749,185)
Class I
Shares sold	354,479	241,609	$25,034,263	$16,397,061
Reinvestment of distributions	26,645	6,203	1,807,836	380,299
Shares redeemed	(549,277)	(161,195)	(35,672,032)	(10,741,551)
Net increase (decrease)	(168,153)	86,617	$(8,829,933)	$6,035,809
Class Z
Shares sold	113,828	88,695	$8,170,075	$5,943,877
Reinvestment of distributions	9,164	1,551	619,049	94,654
Shares redeemed	(117,700)	(42,317)	(8,072,002)	(2,861,757)
Net increase (decrease)	5,292	47,929	$717,122	$3,176,774
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® China Region Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 96.7%
	Shares	Value ($)
CHINA - 55.9%
Communication Services - 12.1%
Entertainment - 0.9%
NetEase Cloud Music Inc (a)(b)(c)	320,700	9,938,107
Netease Inc	257,100	7,214,415
		17,152,522
Interactive Media & Services - 11.2%
Baidu Inc A Shares (b)	556,000	8,415,749
Tencent Holdings Ltd	2,387,700	193,947,529
		202,363,278
TOTAL COMMUNICATION SERVICES		219,515,800

Consumer Discretionary - 15.3%
Automobile Components - 1.8%
Fuyao Glass Industry Group Co Ltd H Shares (a)(c)	1,250,800	11,163,043
Hesai Group ADR (b)	392,100	9,304,533
Zhejiang Shuanghuan Driveline Co Ltd A Shares (China)	2,045,070	12,536,376
		33,003,952
Automobiles - 0.8%
BYD Co Ltd H Shares	1,131,300	14,646,168
Broadline Retail - 9.6%
Alibaba Group Holding Ltd	4,812,900	102,412,492
JD.com Inc A Shares	294,000	4,853,937
PDD Holdings Inc Class A ADR (b)	494,605	66,707,376
		173,973,805
Diversified Consumer Services - 0.9%
New Oriental Education & Technology Group Inc (b)	1,127,100	6,739,782
New Oriental Education & Technology Group Inc ADR (b)	65,846	3,922,446
TAL Education Group Class A ADR (b)	430,168	5,273,860
		15,936,088
Hotels, Restaurants & Leisure - 1.6%
Luckin Coffee Inc ADR (b)	395,100	15,843,510
Trip.com Group Ltd ADR	184,636	13,044,533
		28,888,043
Textiles, Apparel & Luxury Goods - 0.6%
Laopu Gold Co Ltd H Shares (d)	137,800	12,138,664
TOTAL CONSUMER DISCRETIONARY		278,586,720

Consumer Staples - 1.4%
Beverages - 1.4%
Eastroc Beverage Group Co Ltd A Shares (China)	167,000	6,569,815
Kweichow Moutai Co Ltd A Shares (China)	58,145	11,682,346
Luzhou Laojiao Co Ltd A Shares (China)	411,800	7,784,243
		26,036,404
Financials - 6.7%
Banks - 3.8%
China Construction Bank Corp H Shares	47,348,610	46,877,100
Industrial & Commercial Bank of China Ltd H Shares	28,035,000	21,719,273
		68,596,373
Financial Services - 0.7%
Far East Horizon Ltd	13,996,500	12,572,542
Insurance - 2.2%
China Pacific Insurance Group Co Ltd H Shares	3,953,400	16,026,163
PICC Property & Casualty Co Ltd H Shares	6,756,000	15,962,855
Ping An Insurance Group Co of China Ltd H Shares	1,079,500	7,798,665
		39,787,683
TOTAL FINANCIALS		120,956,598

Health Care - 3.5%
Biotechnology - 2.1%
Abbisko Cayman Ltd (b)	8,487,000	15,902,443
Innovent Biologics Inc (a)(b)(c)	838,000	9,382,347
Zai Lab Ltd (b)	2,786,400	7,270,818
Zai Lab Ltd ADR (b)(d)	173,000	4,520,490
		37,076,098
Health Care Equipment & Supplies - 0.7%
Shanghai Conant Optical Co Ltd H Shares (d)	1,620,400	9,388,063
Shenzhen Mindray Bio-Medical Electronics Co Ltd A Shares (China)	123,810	3,740,706
		13,128,769
Life Sciences Tools & Services - 0.6%
Wuxi Apptec Co Ltd H Shares (a)(c)	733,900	10,256,872
Pharmaceuticals - 0.1%
Consun Pharmaceutical Group Ltd	1,222,000	2,363,624
TOTAL HEALTH CARE		62,825,363

Industrials - 5.4%
Construction & Engineering - 0.4%
China Conch Venture Holdings Ltd	5,804,500	7,260,714
Electrical Equipment - 1.9%
Contemporary Amperex Technology Co Ltd A Shares (China)	446,900	24,410,784
Sieyuan Electric Co Ltd A Shares (China)	297,600	5,492,140
Sungrow Power Supply Co Ltd A Shares (China)	201,900	5,384,076
		35,287,000
Ground Transportation - 0.5%
Full Truck Alliance Co Ltd ADR	678,200	8,816,600
Machinery - 2.6%
Airtac International Group	354,000	10,478,069
Huaming Power Equipment Co Ltd A Shares (China)	1,459,100	5,350,621
Sany Heavy Industry Co Ltd H Shares (b)	2,325,400	6,996,654
Weichai Power Co Ltd H Shares	2,085,000	4,306,548
Zhejiang Sanhua Intelligent Controls Co Ltd H Shares (d)	3,829,900	20,148,679
		47,280,571
Trading Companies & Distributors - 0.0%
ZKH Group Ltd Class A (b)	1	0
TOTAL INDUSTRIALS		98,644,885

Information Technology - 7.0%
Communications Equipment - 0.5%
Hengtong Optic-electric Co Ltd A Shares (China)	3,048,200	9,576,215
Electronic Equipment, Instruments & Components - 0.7%
Luxshare Precision Industry Co Ltd A Shares (China)	800,330	7,084,159
Shengyi Technology Co Ltd A Shares (China)	673,600	6,085,435
		13,169,594
Semiconductors & Semiconductor Equipment - 5.2%
Advanced Micro-Fabrication Equipment Inc China A Shares (China)	580,291	22,776,589
Anji Microelectronics Technology Shanghai Co Ltd A Shares (China)	760,581	21,032,618
Montage Technology Co Ltd A Shares (China)	1,430,521	27,394,837
NAURA Technology Group Co Ltd A Shares (China)	167,305	9,568,311
Piotech Inc A Shares (China)	316,600	13,567,173
		94,339,528
Software - 0.6%
Pony AI Inc ADR (b)	534,500	9,984,460
TOTAL INFORMATION TECHNOLOGY		127,069,797

Materials - 3.8%
Metals & Mining - 3.8%
MMG Ltd (b)	15,932,000	14,167,610
Zijin Mining Group Co Ltd H Shares	13,050,000	54,144,430
		68,312,040
Real Estate - 0.7%
Real Estate Management & Development - 0.7%
China Resources Mixc Lifestyle Services Ltd (a)(c)	1,663,000	8,693,215
KE Holdings Inc ADR (d)	260,470	4,441,013
		13,134,228
TOTAL CHINA		1,015,081,835
FRANCE - 0.3%
Consumer Discretionary - 0.3%
Textiles, Apparel & Luxury Goods - 0.3%
LVMH Moet Hennessy Louis Vuitton SE	7,000	4,947,761
HONG KONG - 4.7%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
HKT Trust & HKT Ltd unit	4,316,000	6,293,027
Financials - 4.2%
Capital Markets - 1.8%
Futu Holdings Ltd Class A ADR	130,641	26,002,785
Hong Kong Exchanges & Clearing Ltd	120,300	6,557,976
		32,560,761
Insurance - 2.4%
AIA Group Ltd	4,531,200	44,091,914
TOTAL FINANCIALS		76,652,675

Materials - 0.2%
Metals & Mining - 0.2%
Zijin Gold International Co Ltd	189,113	3,197,900
TOTAL HONG KONG		86,143,602
SINGAPORE - 0.7%
Consumer Discretionary - 0.7%
Broadline Retail - 0.7%
Sea Ltd Class A ADR (b)	77,600	12,125,000
SOUTH AFRICA - 1.0%
Consumer Discretionary - 1.0%
Broadline Retail - 1.0%
Naspers Ltd Class N	247,400	17,376,401
TAIWAN - 32.3%
Consumer Staples - 0.4%
Food Products - 0.4%
Uni-President Enterprises Corp	2,559,000	6,543,417
Financials - 0.6%
Banks - 0.6%
E.Sun Financial Holding Co Ltd	11,536,799	11,151,464
Industrials - 1.1%
Electrical Equipment - 1.1%
Bizlink Holding Inc	215,000	9,744,785
Voltronic Power Technology Corp	279,000	10,968,549
		20,713,334
Information Technology - 30.2%
Electronic Equipment, Instruments & Components - 4.3%
Chroma ATE Inc	705,000	18,759,991
Delta Electronics Inc	897,000	28,998,473
Elite Material Co Ltd	345,000	15,244,655
Hon Hai Precision Industry Co Ltd	491,000	4,107,886
Unimicron Technology Corp	2,197,000	11,670,983
		78,781,988
Semiconductors & Semiconductor Equipment - 25.9%
ASE Technology Holding Co Ltd	1,700,000	13,584,943
eMemory Technology Inc	160,481	10,376,151
MediaTek Inc	776,000	33,028,787
Taiwan Semiconductor Manufacturing Co Ltd	8,384,000	404,960,194
Topco Scientific Co Ltd	714,000	7,933,849
		469,883,924
TOTAL INFORMATION TECHNOLOGY		548,665,912

TOTAL TAIWAN		587,074,127
THAILAND - 0.5%
Industrials - 0.5%
Transportation Infrastructure - 0.5%
Airports of Thailand PCL	7,703,200	9,804,289
UNITED STATES - 1.3%
Health Care - 0.4%
Biotechnology - 0.4%
Legend Biotech Corp ADR (b)	249,539	8,085,064
Industrials - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp (b)(e)(f)	10,000	2,120,000
Information Technology - 0.8%
Technology Hardware, Storage & Peripherals - 0.8%
Seagate Technology Holdings PLC	50,600	12,947,528
TOTAL UNITED STATES		23,152,592
TOTAL COMMON STOCKS (Cost $928,972,446)		1,755,705,607

Convertible Preferred Stocks - 0.7%
	Shares	Value ($)
CHINA - 0.7%
Communication Services - 0.6%
Interactive Media & Services - 0.6%
Bytedance Ltd Series E1 (b)(e)(f)	38,752	10,021,267
Health Care - 0.1%
Health Care Providers & Services - 0.1%
dMed Biopharmaceutical Co Ltd Series C (b)(e)(f)	238,944	1,909,163
TOTAL CHINA		11,930,430
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,639,976)		11,930,430

Non-Convertible Preferred Stocks - 1.1%
	Shares	Value ($)
KOREA (SOUTH) - 1.1%
Information Technology - 1.1%
Technology Hardware, Storage & Peripherals - 1.1%
Samsung Electronics Co Ltd (Cost $12,602,527)	341,430	20,161,966

Money Market Funds - 2.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.18	34,060,143	34,066,955
Fidelity Securities Lending Cash Central Fund (g)(h)	4.18	11,458,954	11,460,100
TOTAL MONEY MARKET FUNDS (Cost $45,527,055)			45,527,055

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $994,742,004)	1,833,325,058
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(18,265,180)
NET ASSETS - 100.0%	1,815,059,878

Legend

(a)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $49,433,584 or 2.7% of net assets.

(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $49,433,584 or 2.7% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,050,430 or 0.8% of net assets.

(f)	Level 3 security.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bytedance Ltd Series E1	11/18/2020	4,246,219

dMed Biopharmaceutical Co Ltd Series C	12/1/2020	3,393,757

Space Exploration Technologies Corp	2/16/2021	419,990

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	35,897,075	317,400,015	319,229,745	368,085	(390)	-	34,066,955	34,060,143	0.1%
Fidelity Securities Lending Cash Central Fund	750,000	65,028,461	54,318,361	64,638	-	-	11,460,100	11,458,954	0.0%
Total	36,647,075	382,428,476	373,548,106	432,723	(390)	-	45,527,055

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	225,808,827	16,231,134	209,577,693	-
Consumer Discretionary	313,035,882	176,705,509	136,330,373	-
Consumer Staples	32,579,821	32,579,821	-	-
Financials	208,760,737	109,993,058	98,767,679	-
Health Care	70,910,427	63,639,609	7,270,818	-
Industrials	131,282,508	129,162,508	-	2,120,000
Information Technology	688,683,237	270,138,100	418,545,137	-
Materials	71,509,940	71,509,940	-	-
Real Estate	13,134,228	13,134,228	-	-

Convertible Preferred Stocks
Communication Services	10,021,267	-	-	10,021,267
Health Care	1,909,163	-	-	1,909,163

Non-Convertible Preferred Stocks
Information Technology	20,161,966	20,161,966	-	-

Money Market Funds	45,527,055	45,527,055	-	-
Total Investments in Securities:	1,833,325,058	948,782,928	870,491,700	14,050,430
Fidelity® China Region Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $10,964,022) - See accompanying schedule:
Unaffiliated issuers (cost $949,214,949)	$1,787,798,003
Fidelity Central Funds (cost $45,527,055)	45,527,055

Total Investment in Securities (cost $994,742,004)		$1,833,325,058
Foreign currency held at value (cost $2,889,522)		2,889,522
Receivable for investments sold		760,928
Receivable for fund shares sold		3,506,087
Dividends receivable		215,084
Distributions receivable from Fidelity Central Funds		112,083
Prepaid expenses		1,378
Other receivables		15,875
Total assets		1,840,826,015
Liabilities
Payable for investments purchased	$11,124,003
Payable for fund shares redeemed	1,859,518
Accrued management fee	1,182,363
Distribution and service plan fees payable	17,574
Other payables and accrued expenses	122,579
Collateral on securities loaned	11,460,100
Total liabilities		25,766,137
Net Assets		$1,815,059,878
Net Assets consist of:
Paid in capital		$1,220,693,588
Total accumulated earnings (loss)		594,366,290
Net Assets		$1,815,059,878

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($38,585,918 ÷ 697,713 shares)(a)		$55.30
Maximum offering price per share (100/94.25 of $55.30)		$58.67
Class M :
Net Asset Value and redemption price per share ($11,038,399 ÷ 201,633 shares)(a)		$54.75
Maximum offering price per share (100/96.50 of $54.75)		$56.74
Class C :
Net Asset Value and offering price per share ($6,296,270 ÷ 120,069 shares)(a)		$52.44
China Region :
Net Asset Value, offering price and redemption price per share ($1,363,897,087 ÷ 24,271,193 shares)		$56.19
Class I :
Net Asset Value, offering price and redemption price per share ($47,453,434 ÷ 851,099 shares)		$55.76
Class Z :
Net Asset Value, offering price and redemption price per share ($347,788,770 ÷ 6,237,904 shares)		$55.75
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$23,546,189
Income from Fidelity Central Funds (including $64,638 from security lending)		432,723
Income before foreign taxes withheld		$23,978,912
Less foreign taxes withheld		(2,413,687)
Total income		21,565,225
Expenses
Management fee	$10,641,216
Distribution and service plan fees	160,533
Custodian fees and expenses	258,948
Independent trustees' fees and expenses	4,743
Registration fees	121,219
Audit fees	89,801
Legal	3,052
Interest	26,218
Miscellaneous	4,361
Total expenses before reductions	11,310,091
Expense reductions	(499)
Total expenses after reductions		11,309,592
Net Investment income (loss)		10,255,633
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	431,077
Fidelity Central Funds	(390)
Foreign currency transactions	(25,459)
Total net realized gain (loss)		405,228
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	439,668,614
Assets and liabilities in foreign currencies	6,851
Total change in net unrealized appreciation (depreciation)		439,675,465
Net gain (loss)		440,080,693
Net increase (decrease) in net assets resulting from operations		$450,336,326
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,255,633	$14,764,579
Net realized gain (loss)	405,228	(47,435,398)
Change in net unrealized appreciation (depreciation)	439,675,465	321,695,727
Net increase (decrease) in net assets resulting from operations	450,336,326	289,024,908
Distributions to shareholders	(15,536,300)	(17,558,581)

Share transactions - net increase (decrease)	170,589,787	43,245,195

Total increase (decrease) in net assets	605,389,813	314,711,522

Net Assets
Beginning of period	1,209,670,065	894,958,543
End of period	$1,815,059,878	$1,209,670,065

Financial Highlights
Fidelity Advisor® China Region Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$40.04	$30.63	$24.85	$50.32	$50.90
Income from Investment Operations
Net investment income (loss) A,B	.24	.41	.22	.14	.06
Net realized and unrealized gain (loss)	15.49	9.50	5.75 C	(20.99)	1.95
Total from investment operations	15.73	9.91	5.97	(20.85)	2.01
Distributions from net investment income	(.47)	(.50)	(.19)	-	(.44)
Distributions from net realized gain	-	-	-	(4.62)	(2.16)
Total distributions	(.47)	(.50)	(.19)	(4.62)	(2.59) D
Net asset value, end of period	$55.30	$40.04	$30.63	$24.85	$50.32
Total Return E,F	39.77%	32.78%	23.98% C	(45.20)%	3.65%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.17%	1.19%	1.25%	1.23%	1.21%
Expenses net of fee waivers, if any	1.17%	1.19%	1.25%	1.22%	1.21%
Expenses net of all reductions, if any	1.17%	1.19%	1.25%	1.22%	1.21%
Net investment income (loss)	.54%	1.18%	.66%	.38%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$38,586	$25,856	$21,354	$19,362	$45,301
Portfolio turnover rate I	34%	30%	24%	20%	60%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 23.96%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® China Region Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$39.69	$30.34	$24.61	$50.02	$50.64
Income from Investment Operations
Net investment income (loss) A,B	.12	.32	.13	.03	(.10)
Net realized and unrealized gain (loss)	15.36	9.43	5.69 C	(20.82)	1.96
Total from investment operations	15.48	9.75	5.82	(20.79)	1.86
Distributions from net investment income	(.42)	(.40)	(.09)	-	(.32)
Distributions from net realized gain	-	-	-	(4.62)	(2.16)
Total distributions	(.42)	(.40)	(.09)	(4.62)	(2.48)
Net asset value, end of period	$54.75	$39.69	$30.34	$24.61	$50.02
Total Return D,E	39.44%	32.49%	23.64% C	(45.37)%	3.36%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.43%	1.44%	1.52%	1.53%	1.50%
Expenses net of fee waivers, if any	1.43%	1.44%	1.52%	1.53%	1.50%
Expenses net of all reductions, if any	1.43%	1.44%	1.51%	1.53%	1.50%
Net investment income (loss)	.29%	.93%	.40%	.08%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$11,038	$9,322	$6,610	$5,803	$12,623
Portfolio turnover rate H	34%	30%	24%	20%	60%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 23.62%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® China Region Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$38.03	$29.03	$23.59	$48.34	$49.10
Income from Investment Operations
Net investment income (loss) A,B	(.09)	.14	(.02)	(.13)	(.35)
Net realized and unrealized gain (loss)	14.73	9.05	5.46 C	(20.00)	1.92
Total from investment operations	14.64	9.19	5.44	(20.13)	1.57
Distributions from net investment income	(.23)	(.19)	-	-	(.17)
Distributions from net realized gain	-	-	-	(4.62)	(2.16)
Total distributions	(.23)	(.19)	-	(4.62)	(2.33)
Net asset value, end of period	$52.44	$38.03	$29.03	$23.59	$48.34
Total Return D,E	38.74%	31.82%	23.06% C	(45.60)%	2.89%
Ratios to Average Net Assets A,F,G
Expenses before reductions	1.92%	1.94%	1.97%	1.96%	1.96%
Expenses net of fee waivers, if any	1.92%	1.94%	1.96%	1.96%	1.96%
Expenses net of all reductions, if any	1.92%	1.94%	1.96%	1.96%	1.96%
Net investment income (loss)	(.21)%	.43%	(.05)%	(.36)%	(.65)%
Supplemental Data
Net assets, end of period (000 omitted)	$6,296	$4,628	$4,834	$5,784	$13,168
Portfolio turnover rate H	34%	30%	24%	20%	60%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 23.04%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® China Region Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$40.64	$31.11	$25.28	$51.03	$51.53
Income from Investment Operations
Net investment income (loss) A,B	.36	.51	.32	.25	.23
Net realized and unrealized gain (loss)	15.73	9.64	5.85 C	(21.32)	1.97
Total from investment operations	16.09	10.15	6.17	(21.07)	2.20
Distributions from net investment income	(.54)	(.62)	(.34)	(.06)	(.54)
Distributions from net realized gain	-	-	-	(4.62)	(2.16)
Total distributions	(.54)	(.62)	(.34)	(4.68)	(2.70)
Net asset value, end of period	$56.19	$40.64	$31.11	$25.28	$51.03
Total Return D	40.16%	33.15%	24.34% C	(45.04)%	3.97%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.91%	.92%	.95%	.94%	.91%
Expenses net of fee waivers, if any	.91%	.92%	.95%	.93%	.91%
Expenses net of all reductions, if any	.91%	.92%	.95%	.93%	.91%
Net investment income (loss)	.81%	1.45%	.96%	.67%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$1,363,897	$972,318	$809,283	$736,185	$1,609,326
Portfolio turnover rate G	34%	30%	24%	20%	60%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 24.32%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® China Region Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$40.34	$30.87	$25.07	$50.63	$51.16
Income from Investment Operations
Net investment income (loss) A,B	.36	.51	.32	.25	.22
Net realized and unrealized gain (loss)	15.62	9.56	5.82 C	(21.15)	1.96
Total from investment operations	15.98	10.07	6.14	(20.90)	2.18
Distributions from net investment income	(.56)	(.60)	(.34)	(.04)	(.55)
Distributions from net realized gain	-	-	-	(4.62)	(2.16)
Total distributions	(.56)	(.60)	(.34)	(4.66)	(2.71)
Net asset value, end of period	$55.76	$40.34	$30.87	$25.07	$50.63
Total Return D	40.19%	33.15%	24.40% C	(45.05)%	3.96%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.89%	.91%	.94%	.93%	.93%
Expenses net of fee waivers, if any	.89%	.91%	.93%	.93%	.93%
Expenses net of all reductions, if any	.89%	.91%	.93%	.93%	.93%
Net investment income (loss)	.82%	1.46%	.98%	.68%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$47,453	$32,635	$26,683	$20,509	$68,464
Portfolio turnover rate G	34%	30%	24%	20%	60%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 24.38%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® China Region Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$40.34	$30.90	$25.02	$50.57	$51.07
Income from Investment Operations
Net investment income (loss) A,B	.41	.57	.36	.30	.29
Net realized and unrealized gain (loss)	15.61	9.55	5.80 C	(21.10)	1.95
Total from investment operations	16.02	10.12	6.16	(20.80)	2.24
Distributions from net investment income	(.61)	(.68)	(.28)	(.12)	(.59)
Distributions from net realized gain	-	-	-	(4.62)	(2.16)
Total distributions	(.61)	(.68)	(.28)	(4.75) D	(2.74) D
Net asset value, end of period	$55.75	$40.34	$30.90	$25.02	$50.57
Total Return E	40.35%	33.34%	24.55% C	(44.97)%	4.09%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.77%	.77%	.81%	.80%	.80%
Expenses net of fee waivers, if any	.77%	.77%	.80%	.80%	.80%
Expenses net of all reductions, if any	.77%	.77%	.80%	.80%	.80%
Net investment income (loss)	.95%	1.60%	1.11%	.81%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$347,789	$164,912	$26,195	$3,940	$71,573
Portfolio turnover rate H	34%	30%	24%	20%	60%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 24.53%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.

Notes to Financial Statements
For the period ended October 31, 2025

1. Organization.
Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, China Region, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain corporate actions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$825,743,428
Gross unrealized depreciation	(25,059,644)
Net unrealized appreciation (depreciation)	$800,683,784
Tax Cost	$1,032,641,274

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$30,262,249
Capital loss carryforward	$(236,577,378)
Net unrealized appreciation (depreciation) on securities and other investments	$800,681,420

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(142,447,576)
Long-term	(94,129,802)
Total capital loss carryforward	$(236,577,378)

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$15,536,300	$17,558,581

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity China Region Fund	606,466,243	430,615,404
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.89
Class M	.89
Class C	.89
China Region	.87
Class I	.86
Class Z	.73

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.89
Class M	.89
Class C	.89
China Region	.87
Class I	.85
Class Z	.72

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	-%	.25%	67,980	931
Class M	.25%	.25%	44,464	216
Class C	.75%	.25%	48,089	6,915
			160,533	8,062

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	6,141
Class M	714
Class CA	43
6,898

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity China Region Fund	2,643

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity China Region Fund	Borrower	7,551,308	4.42%	24,122

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity China Region Fund	16,524,343	7,861,565	5,286,202
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity China Region Fund	1,643
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity China Region Fund	6,945	-	-

8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity China Region Fund	8,218,500	4.59%	2,096
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $499.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity China Region Fund
Distributions to shareholders
Class A	$286,694	$338,330
Class M	89,302	85,978
Class C	26,893	30,918
China Region	12,329,201	15,840,360
Class I	331,048	463,654
Class Z	2,473,162	799,341
Total	$15,536,300	$17,558,581
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity China Region Fund
Class A
Shares sold	259,255	178,844	$11,857,174	$6,717,569
Reinvestment of distributions	6,819	10,187	265,721	321,753
Shares redeemed	(214,079)	(240,554)	(8,881,970)	(8,335,430)
Net increase (decrease)	51,995	(51,523)	$3,240,925	$(1,296,108)
Class M
Shares sold	23,078	47,502	$1,034,606	$1,843,637
Reinvestment of distributions	2,209	2,728	85,437	85,562
Shares redeemed	(58,520)	(33,205)	(2,412,025)	(1,091,731)
Net increase (decrease)	(33,233)	17,025	$(1,291,982)	$837,468
Class C
Shares sold	28,736	21,261	$1,249,452	$735,512
Reinvestment of distributions	712	934	26,488	28,179
Shares redeemed	(31,053)	(67,001)	(1,287,624)	(2,134,280)
Net increase (decrease)	(1,605)	(44,806)	$(11,684)	$(1,370,589)
China Region
Shares sold	7,266,867	5,146,816	$344,031,574	$191,640,410
Reinvestment of distributions	292,451	464,822	11,554,738	14,864,692
Shares redeemed	(7,210,799)	(7,703,610)	(310,025,782)	(267,249,284)
Net increase (decrease)	348,519	(2,091,972)	$45,560,530	$(60,744,182)
Class I
Shares sold	657,081	577,398	$29,063,447	$22,269,323
Reinvestment of distributions	6,972	12,678	273,284	402,398
Shares redeemed	(621,909)	(645,608)	(26,214,074)	(21,463,489)
Net increase (decrease)	42,144	(55,532)	$3,122,657	$1,208,232
Class Z
Shares sold	2,265,389	3,540,230	$124,947,794	$115,458,729
Reinvestment of distributions	63,077	24,293	2,469,454	770,360
Shares redeemed	(178,289)	(324,534)	(7,447,907)	(11,618,715)
Net increase (decrease)	2,150,177	3,239,989	$119,969,341	$104,610,374
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Emerging Markets Fund
Fidelity China Region Fund	17%
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Emerging Asia Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 93.9%
	Shares	Value ($)
CHINA - 37.6%
Communication Services - 8.2%
Interactive Media & Services - 8.2%
Tencent Holdings Ltd	1,489,144	120,959,835
Consumer Discretionary - 7.8%
Broadline Retail - 7.8%
Alibaba Group Holding Ltd	2,538,968	54,026,063
PDD Holdings Inc Class A ADR (a)	447,172	60,310,088
		114,336,151
Textiles, Apparel & Luxury Goods - 0.0%
Laopu Gold Co Ltd H Shares	4,600	405,209
TOTAL CONSUMER DISCRETIONARY		114,741,360

Consumer Staples - 0.9%
Beverages - 0.9%
Eastroc Beverage Group Co Ltd A Shares (China)	347,800	13,682,525
Financials - 2.7%
Insurance - 2.7%
People's Insurance Co Group of China Ltd/The H Shares	23,200,400	20,840,068
PICC Property & Casualty Co Ltd H Shares	7,812,000	18,457,937
		39,298,005
Health Care - 6.7%
Health Care Equipment & Supplies - 4.1%
AK Medical Holdings Ltd (b)(c)	17,160,127	12,963,039
APT Medical Inc A Shares (China)	330,800	12,827,830
Double Medical Technology Inc A Shares (China)	238,400	1,676,109
MicroTech Medical Hangzhou Co Ltd H Shares (a)(b)(c)	959,727	825,035
Peijia Medical Ltd (a)(b)(c)	7,752,779	5,986,278
Shandong Weigao Group Medical Polymer Co Ltd H Shares	15,899,200	11,110,238
Shanghai MicroPort Endovascular MedTech Group Co Ltd A Shares (China)	79,396	1,136,603
Zylox-Tonbridge Medical Technology Co Ltd H Shares (b)(c)	4,709,778	14,340,472
		60,865,604
Health Care Providers & Services - 0.1%
Kindstar Globalgene Technology Inc (b)(c)	5,408,717	918,790
Life Sciences Tools & Services - 2.5%
WuXi XDC Cayman Inc (a)	3,893,959	37,633,928
TOTAL HEALTH CARE		99,418,322

Industrials - 4.4%
Electrical Equipment - 3.6%
Contemporary Amperex Technology Co Ltd A Shares (China)	261,000	14,256,466
Sieyuan Electric Co Ltd A Shares (China)	531,600	9,810,557
Sungrow Power Supply Co Ltd A Shares (China)	1,116,960	29,786,019
		53,853,042
Machinery - 0.8%
Shenzhen Inovance Technology Co Ltd A Shares (China)	13,100	141,742
Yangzijiang Shipbuildling (Holdings) Ltd	4,164,000	11,260,971
		11,402,713
Trading Companies & Distributors - 0.0%
ZKH Group Ltd Class A (a)	18	1
TOTAL INDUSTRIALS		65,255,756

Information Technology - 4.8%
Semiconductors & Semiconductor Equipment - 4.8%
Advanced Micro-Fabrication Equipment Inc China A Shares (China)	461,700	18,121,858
Anji Microelectronics Technology Shanghai Co Ltd A Shares (China)	381,200	10,541,459
Flat Glass Group Co Ltd A Shares (China)	4,268,900	11,101,995
GCL Technology Holdings Ltd (a)	68,901,000	12,059,038
Piotech Inc A Shares (China)	449,800	19,275,157
		71,099,507
Materials - 2.1%
Metals & Mining - 2.1%
Zijin Mining Group Co Ltd A Shares (China)	7,211,600	30,903,673
TOTAL CHINA		555,358,983
HONG KONG - 4.0%
Communication Services - 0.0%
Entertainment - 0.0%
Huanxi Media Group Ltd (a)	11,529,015	474,778
Financials - 3.3%
Capital Markets - 2.3%
Futu Holdings Ltd Class A ADR	68,700	13,674,048
Hong Kong Exchanges & Clearing Ltd	359,400	19,592,158
		33,266,206
Insurance - 1.0%
AIA Group Ltd	1,479,687	14,398,444
TOTAL FINANCIALS		47,664,650

Industrials - 0.7%
Air Freight & Logistics - 0.7%
J&T Global Express Ltd B Shares (a)	8,527,701	10,941,462
TOTAL HONG KONG		59,080,890
INDIA - 16.3%
Communication Services - 1.8%
Wireless Telecommunication Services - 1.8%
Bharti Airtel Ltd	1,131,000	26,177,429
Consumer Discretionary - 4.5%
Automobiles - 1.4%
Mahindra & Mahindra Ltd	525,900	20,660,378
Hotels, Restaurants & Leisure - 3.1%
Eternal Ltd (a)	6,208,561	22,224,641
MakeMyTrip Ltd (a)(d)	258,960	20,716,800
Travel Food Services Ltd	168,805	2,507,400
		45,448,841
Household Durables - 0.0%
LG Electronics India Ltd	1,894	35,497
TOTAL CONSUMER DISCRETIONARY		66,144,716

Financials - 8.3%
Banks - 2.2%
HDFC Bank Ltd/Gandhinagar	2,913,950	32,410,779
Capital Markets - 2.4%
360 ONE WAM Ltd	1,783,141	21,709,463
HDFC Asset Management Co Ltd (b)(c)	237,634	14,400,195
		36,109,658
Consumer Finance - 3.7%
Bajaj Finance Ltd	2,405,861	28,263,752
Shriram Finance Ltd	3,052,605	25,754,474
		54,018,226
TOTAL FINANCIALS		122,538,663

Industrials - 1.7%
Aerospace & Defense - 0.9%
Hindustan Aeronautics Ltd (b)	258,066	13,605,557
Air Freight & Logistics - 0.8%
Delhivery Ltd (a)	2,243,703	11,777,766
TOTAL INDUSTRIALS		25,383,323

TOTAL INDIA		240,244,131
INDONESIA - 2.2%
Financials - 2.2%
Banks - 2.2%
Bank Rakyat Indonesia Persero Tbk PT	74,653,700	17,858,678
Bank Syariah Indonesia Tbk PT	94,928,541	14,556,090

TOTAL INDONESIA		32,414,768
KOREA (SOUTH) - 11.4%
Communication Services - 1.7%
Interactive Media & Services - 1.7%
Kakao Corp	561,539	25,577,004
Consumer Discretionary - 1.0%
Automobiles - 1.0%
Kia Corp	183,310	15,377,796
Industrials - 2.2%
Aerospace & Defense - 1.0%
Korea Aerospace Industries Ltd	197,329	14,275,792
Industrial Conglomerates - 1.2%
SK Square Co Ltd (a)	101,070	18,385,878
TOTAL INDUSTRIALS		32,661,670

Information Technology - 6.5%
Semiconductors & Semiconductor Equipment - 4.3%
SK Hynix Inc	158,668	62,056,877
Technology Hardware, Storage & Peripherals - 2.2%
Samsung Electronics Co Ltd	437,085	32,874,801
TOTAL INFORMATION TECHNOLOGY		94,931,678

TOTAL KOREA (SOUTH)		168,548,148
PHILIPPINES - 1.1%
Industrials - 1.1%
Transportation Infrastructure - 1.1%
International Container Terminal Services Inc	1,761,000	15,897,427
SINGAPORE - 1.7%
Consumer Discretionary - 1.7%
Broadline Retail - 1.7%
Sea Ltd Class A ADR (a)	159,688	24,951,250
SOUTH AFRICA - 0.5%
Consumer Discretionary - 0.5%
Broadline Retail - 0.5%
Naspers Ltd Class N	117,500	8,252,737
TAIWAN - 19.0%
Information Technology - 19.0%
Electronic Equipment, Instruments & Components - 2.5%
Chroma ATE Inc	368,000	9,792,449
Elite Material Co Ltd	281,000	12,416,661
Unimicron Technology Corp	2,684,000	14,258,042
		36,467,152
Semiconductors & Semiconductor Equipment - 15.5%
MediaTek Inc	523,000	22,260,381
Taiwan Semiconductor Manufacturing Co Ltd	3,307,892	159,776,310
Taiwan Semiconductor Manufacturing Co Ltd ADR	154,953	46,552,530
		228,589,221
Technology Hardware, Storage & Peripherals - 1.0%
Asia Vital Components Co Ltd	328,000	15,186,172
TOTAL TAIWAN		280,242,545
UNITED STATES - 0.1%
Industrials - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp (a)(e)(f)	11,000	2,331,999
TOTAL COMMON STOCKS (Cost $943,224,750)		1,387,322,878

Convertible Preferred Stocks - 0.5%
	Shares	Value ($)
CHINA - 0.5%
Communication Services - 0.4%
Interactive Media & Services - 0.4%
Bytedance Ltd Series E1 (a)(e)(f)	23,366	6,042,448
Health Care - 0.1%
Health Care Providers & Services - 0.1%
dMed Biopharmaceutical Co Ltd Series C (a)(e)(f)	111,500	890,885
TOTAL CHINA		6,933,333
INDIA - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Meesho Series D-2 (e)(f)	340,620	524,555
Meesho Series E (e)(f)	56,760	87,410
Meesho Series F (e)(f)	53,596	82,537

TOTAL INDIA		694,502
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,564,017)		7,627,835

Non-Convertible Preferred Stocks - 2.4%
	Shares	Value ($)
KOREA (SOUTH) - 2.4%
Information Technology - 2.4%
Technology Hardware, Storage & Peripherals - 2.4%
Samsung Electronics Co Ltd (Cost $29,538,794)	597,632	35,291,088

Money Market Funds - 7.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.18	87,485,646	87,503,144
Fidelity Securities Lending Cash Central Fund (g)(h)	4.18	21,423,996	21,426,138
TOTAL MONEY MARKET FUNDS (Cost $108,929,282)			108,929,282

TOTAL INVESTMENT IN SECURITIES - 104.2% (Cost $1,086,256,843)	1,539,171,083
NET OTHER ASSETS (LIABILITIES) - (4.2)%	(61,738,588)
NET ASSETS - 100.0%	1,477,432,495

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $63,039,366 or 4.3% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $49,433,809 or 3.3% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,959,834 or 0.7% of net assets.

(f)	Level 3 security.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bytedance Ltd Series E1	11/18/2020	2,560,310

dMed Biopharmaceutical Co Ltd Series C	12/1/2020	1,583,651

Meesho Series D-2	7/15/2024	317,912

Meesho Series E	7/15/2024	52,976

Meesho Series F	7/15/2024	49,168

Space Exploration Technologies Corp	2/16/2021	461,989

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	16,203,038	592,975,463	521,677,479	1,496,373	2,122	-	87,503,144	87,485,646	0.2%
Fidelity Securities Lending Cash Central Fund	60,896,782	281,759,705	321,230,349	784,681	-	-	21,426,138	21,423,996	0.1%
Total	77,099,820	874,735,168	842,907,828	2,281,054	2,122	-	108,929,282

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	173,189,046	52,229,211	120,959,835	-
Consumer Discretionary	229,467,859	167,189,059	62,278,800	-
Consumer Staples	13,682,525	13,682,525	-	-
Financials	241,916,086	209,658,964	32,257,122	-
Health Care	99,418,322	99,418,322	-	-
Industrials	152,471,637	150,139,638	-	2,331,999
Information Technology	446,273,730	286,497,420	159,776,310	-
Materials	30,903,673	30,903,673	-	-

Convertible Preferred Stocks
Communication Services	6,042,448	-	-	6,042,448
Consumer Discretionary	694,502	-	-	694,502
Health Care	890,885	-	-	890,885

Non-Convertible Preferred Stocks
Information Technology	35,291,088	35,291,088	-	-

Money Market Funds	108,929,282	108,929,282	-	-
Total Investments in Securities:	1,539,171,083	1,153,939,182	375,272,067	9,959,834
Fidelity® Emerging Asia Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $20,715,280) - See accompanying schedule:
Unaffiliated issuers (cost $977,327,561)	$1,430,241,801
Fidelity Central Funds (cost $108,929,282)	108,929,282

Total Investment in Securities (cost $1,086,256,843)		$1,539,171,083
Foreign currency held at value (cost $903)		903
Receivable for investments sold		4,149,160
Receivable for fund shares sold		2,543,603
Dividends receivable		394,646
Distributions receivable from Fidelity Central Funds		374,846
Prepaid expenses		1,266
Other receivables		470,707
Total assets		1,547,106,214
Liabilities
Payable for investments purchased	$37,280,346
Payable for fund shares redeemed	940,680
Accrued management fee	1,214,971
Deferred taxes	8,708,977
Other payables and accrued expenses	101,377
Collateral on securities loaned	21,427,368
Total liabilities		69,673,719
Net Assets		$1,477,432,495
Net Assets consist of:
Paid in capital		$1,113,182,057
Total accumulated earnings (loss)		364,250,438
Net Assets		$1,477,432,495
Net Asset Value, offering price and redemption price per share ($1,477,432,495 ÷ 22,012,936 shares)		$67.12
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$10,893,663
Income from Fidelity Central Funds (including $784,681 from security lending)		2,281,054
Income before foreign taxes withheld		$13,174,717
Less foreign taxes withheld		(1,418,971)
Total income		11,755,746
Expenses
Management fee
Basic fee	$9,679,800
Performance adjustment	1,441,433
Custodian fees and expenses	186,100
Independent trustees' fees and expenses	4,191
Registration fees	49,131
Audit fees	113,466
Legal	2,589
Interest	25,924
Miscellaneous	4,527
Total expenses		11,507,161
Net Investment income (loss)		248,585
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $10,610,124)	196,106,500
Fidelity Central Funds	2,122
Foreign currency transactions	(700,644)
Total net realized gain (loss)		195,407,978
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $351,092)	163,111,127
Assets and liabilities in foreign currencies	(54,575)
Total change in net unrealized appreciation (depreciation)		163,056,552
Net gain (loss)		358,464,530
Net increase (decrease) in net assets resulting from operations		$358,713,115
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$248,585	$5,277,885
Net realized gain (loss)	195,407,978	28,608,974
Change in net unrealized appreciation (depreciation)	163,056,552	266,901,387
Net increase (decrease) in net assets resulting from operations	358,713,115	300,788,246
Distributions to shareholders	-	(375,705)
Distributions to shareholders from tax return of capital	-	(336,817)

Total Distributions	-	(712,522)
Share transactions
Proceeds from sales of shares	294,916,917	61,473,832
Reinvestment of distributions	-	649,603
Cost of shares redeemed	(201,749,186)	(204,300,986)

Net increase (decrease) in net assets resulting from share transactions	93,167,731	(142,177,551)
Total increase (decrease) in net assets	451,880,846	157,898,173

Net Assets
Beginning of period	1,025,551,649	867,653,476
End of period	$1,477,432,495	$1,025,551,649

Other Information
Shares
Sold	5,098,750	1,380,129
Issued in reinvestment of distributions	-	16,661
Redeemed	(3,728,673)	(4,876,776)
Net increase (decrease)	1,370,077	(3,479,986)

Financial Highlights
Fidelity® Emerging Asia Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$49.68	$35.97	$30.23	$64.66	$63.60
Income from Investment Operations
Net investment income (loss) A,B	.01	.24	.05	(.22)	(.31) C
Net realized and unrealized gain (loss)	17.43	13.50	5.69	(26.97)	11.00
Total from investment operations	17.44	13.74	5.74	(27.19)	10.69
Distributions from net investment income	-	(.02)	-	(.09)	-
Distributions from net realized gain	-	-	-	(7.15)	(9.63)
Distributions from tax return of capital	-	(.01)	-	-	-
Total distributions	-	(.03)	-	(7.24)	(9.63)
Net asset value, end of period	$67.12	$49.68	$35.97	$30.23	$64.66
Total Return D	35.10%	38.22%	18.99%	(46.77)%	17.02%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.03%	.66%	.87%	1.18%	1.02%
Expenses net of fee waivers, if any	1.03%	.65%	.87%	1.17%	1.02%
Expenses net of all reductions, if any	1.03%	.65%	.87%	1.17%	1.02%
Net investment income (loss)	.02%	.56%	.13%	(.51)%	(.45)% C
Supplemental Data
Net assets, end of period (000 omitted)	$1,477,432	$1,025,552	$867,653	$823,527	$2,000,120
Portfolio turnover rate G	107%	57%	50%	44%	85%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.54)%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.

Notes to Financial Statements
For the period ended October 31, 2025

1. Organization.
Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$460,978,583
Gross unrealized depreciation	(26,628,611)
Net unrealized appreciation (depreciation)	$434,349,972
Tax Cost	$1,104,821,111

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,647,167
Capital loss carryforward	$(63,697,058)
Net unrealized appreciation (depreciation) on securities and other investments	$434,009,307

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(48,295,015)
Long-term	(15,402,043)
Total capital loss carryforward	$(63,697,058)

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$-	$375,705
Tax Return of Capital	-	336,817
Total	$-	$712,522

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Asia Fund	1,216,757,274	1,172,430,680
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Emerging Asia Fund	.87

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Emerging Asia Fund	.87

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Emerging Asia Fund	MSCI All Country Asia ex Japan Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of the Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .13%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Emerging Asia Fund	4,719

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Emerging Asia Fund	Borrower	7,697,654	4.66%	25,924

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Asia Fund	45,028,134	61,820,989	27,752,174
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Emerging Asia Fund	1,451
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Emerging Asia Fund	84,190	-	-
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Emerging Markets Fund
Consolidated Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
BRAZIL - 3.9%
Consumer Discretionary - 0.5%
Broadline Retail - 0.5%
MercadoLibre Inc (b)	19,100	44,450,666
Financials - 2.1%
Banks - 1.3%
NU Holdings Ltd/Cayman Islands Class A (b)	7,556,470	121,734,732
Capital Markets - 0.8%
Banco BTG Pactual SA unit	8,305,400	75,366,802
TOTAL FINANCIALS		197,101,534

Information Technology - 0.7%
Software - 0.7%
TOTVS SA	7,497,100	61,830,747
Utilities - 0.6%
Electric Utilities - 0.6%
Equatorial Energia SA	8,114,600	55,279,341
TOTAL BRAZIL		358,662,288
CANADA - 0.9%
Energy - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Cameco Corp	805,400	82,311,530
CHILE - 0.7%
Materials - 0.7%
Metals & Mining - 0.7%
Antofagasta PLC	1,651,900	60,545,819
CHINA - 28.8%
Communication Services - 9.7%
Entertainment - 1.4%
Tencent Music Entertainment Group Class A ADR	5,736,525	128,039,238
Interactive Media & Services - 8.3%
Tencent Holdings Ltd	9,434,100	766,310,836
TOTAL COMMUNICATION SERVICES		894,350,074

Consumer Discretionary - 8.1%
Automobiles - 0.9%
BYD Co Ltd H Shares	6,089,900	78,841,773
Broadline Retail - 6.6%
Alibaba Group Holding Ltd ADR	2,140,700	364,839,501
PDD Holdings Inc Class A ADR (b)	1,809,100	243,993,317
		608,832,818
Hotels, Restaurants & Leisure - 0.6%
Yum China Holdings Inc	1,409,600	60,979,296
TOTAL CONSUMER DISCRETIONARY		748,653,887

Consumer Staples - 1.2%
Beverages - 1.2%
Eastroc Beverage Group Co Ltd A Shares (China)	1,074,100	42,255,318
Kweichow Moutai Co Ltd A Shares (China)	346,318	69,581,336
		111,836,654
Financials - 0.6%
Banks - 0.6%
Bank of Chengdu Co Ltd A Shares (China)	24,900,145	58,809,599
Health Care - 1.7%
Health Care Equipment & Supplies - 0.6%
APT Medical Inc A Shares (China)	1,523,000	59,059,207
Pharmaceuticals - 1.1%
Consun Pharmaceutical Group Ltd	10,274,000	19,872,238
Hansoh Pharmaceutical Group Co Ltd (c)(d)	17,576,000	80,613,167
		100,485,405
TOTAL HEALTH CARE		159,544,612

Industrials - 5.6%
Electrical Equipment - 4.2%
Contemporary Amperex Technology Co Ltd A Shares (China)	2,809,357	153,454,031
Sieyuan Electric Co Ltd A Shares (China)	12,570,216	231,980,481
		385,434,512
Machinery - 1.4%
Airtac International Group	2,014,000	59,612,515
Neway Valve Suzhou Co Ltd A Shares (China)	10,267,779	75,738,107
		135,350,622
Trading Companies & Distributors - 0.0%
ZKH Group Ltd Class A (b)	1	0
TOTAL INDUSTRIALS		520,785,134

Information Technology - 1.9%
Electronic Equipment, Instruments & Components - 0.9%
Luxshare Precision Industry Co Ltd A Shares (China)	9,549,208	84,525,263
Semiconductors & Semiconductor Equipment - 0.6%
NAURA Technology Group Co Ltd A Shares (China)	995,539	56,935,700
Software - 0.4%
Pony AI Inc ADR (b)	1,757,100	32,822,627
TOTAL INFORMATION TECHNOLOGY		174,283,590

TOTAL CHINA		2,668,263,550
FRANCE - 1.9%
Consumer Discretionary - 0.6%
Textiles, Apparel & Luxury Goods - 0.6%
Hermes International SCA	23,619	58,505,322
Energy - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Gaztransport Et Technigaz SA	607,341	120,128,856
TOTAL FRANCE		178,634,178
GERMANY - 0.4%
Health Care - 0.4%
Biotechnology - 0.4%
BioNTech SE ADR (b)(e)	379,900	39,475,409
GREECE - 0.4%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.4%
OPAP SA	2,010,644	41,600,360
HONG KONG - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Zijin Gold International Co Ltd	434,900	7,354,158
HUNGARY - 0.6%
Health Care - 0.6%
Pharmaceuticals - 0.6%
Richter Gedeon Nyrt	1,900,755	58,586,088
INDIA - 14.1%
Communication Services - 1.1%
Wireless Telecommunication Services - 1.1%
Bharti Airtel Ltd	4,450,631	103,011,563
Consumer Discretionary - 1.6%
Broadline Retail - 0.2%
Lenskart Solutions Ltd (b)	3,138,591	14,214,089
Hotels, Restaurants & Leisure - 1.4%
Eternal Ltd (b)	36,805,400	131,751,432
TOTAL CONSUMER DISCRETIONARY		145,965,521

Energy - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Reliance Industries Ltd	8,111,336	135,827,070
Financials - 6.4%
Banks - 2.9%
HDFC Bank Ltd/Gandhinagar	17,938,234	199,520,289
Kotak Mahindra Bank Ltd	3,063,348	72,548,529
		272,068,818
Capital Markets - 1.1%
360 ONE WAM Ltd	8,070,661	98,259,036
Consumer Finance - 1.5%
Bajaj Finance Ltd	11,696,400	137,407,829
Insurance - 0.9%
HDFC Life Insurance Co Ltd (c)(d)	4,863,500	40,098,602
SBI Life Insurance Co Ltd (c)(d)	2,247,800	49,524,277
		89,622,879
TOTAL FINANCIALS		597,358,562

Health Care - 1.0%
Health Care Providers & Services - 1.0%
Max Healthcare Institute Ltd	6,861,200	88,720,614
Industrials - 2.5%
Aerospace & Defense - 1.0%
Hindustan Aeronautics Ltd (d)	1,811,600	95,509,781
Construction & Engineering - 0.9%
Larsen & Toubro Ltd	1,743,932	79,193,550
Professional Services - 0.6%
Computer Age Management Services Ltd	1,332,900	59,182,772
TOTAL INDUSTRIALS		233,886,103

TOTAL INDIA		1,304,769,433
INDONESIA - 2.3%
Financials - 2.3%
Banks - 2.3%
Bank Central Asia Tbk PT	416,997,970	213,499,633
ITALY - 0.7%
Consumer Discretionary - 0.7%
Automobiles - 0.4%
Ferrari NV (e)	92,700	37,446,165
Textiles, Apparel & Luxury Goods - 0.3%
Brunello Cucinelli SpA (e)	237,700	24,039,436
TOTAL ITALY		61,485,601
KAZAKHSTAN - 0.9%
Financials - 0.9%
Consumer Finance - 0.9%
Kaspi.KZ JSC ADR	1,102,900	82,485,891
KOREA (SOUTH) - 10.4%
Communication Services - 1.0%
Interactive Media & Services - 1.0%
Webtoon Entertainment Inc (b)(e)	5,392,045	94,522,549
Consumer Staples - 0.4%
Personal Care Products - 0.4%
APR Corp/Korea	224,290	40,016,477
Health Care - 1.1%
Life Sciences Tools & Services - 1.1%
Samsung Biologics Co Ltd (b)(c)(d)(f)	116,752	99,739,860
Information Technology - 7.9%
Semiconductors & Semiconductor Equipment - 4.1%
SK Hynix Inc	968,190	378,670,228
Technology Hardware, Storage & Peripherals - 3.8%
Samsung Electronics Co Ltd	4,682,637	352,198,674
TOTAL INFORMATION TECHNOLOGY		730,868,902

TOTAL KOREA (SOUTH)		965,147,788
MEXICO - 1.9%
Consumer Staples - 1.2%
Consumer Staples Distribution & Retail - 1.2%
BBB Foods Inc Class A (b)(e)	2,316,139	63,276,917
Grupo Comercial Chedraui SA de CV	5,329,100	38,640,529
		101,917,446
Financials - 0.1%
Banks - 0.1%
Banco del Bajio SA (c)(d)	5,362,496	13,730,599
Real Estate - 0.6%
Industrial REITs - 0.6%
Prologis Property Mexico SA de CV (e)	14,843,800	59,276,127
TOTAL MEXICO		174,924,172
NETHERLANDS - 0.5%
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
BE Semiconductor Industries NV	263,900	44,897,608
POLAND - 1.8%
Consumer Discretionary - 0.4%
Broadline Retail - 0.4%
Allegro.eu SA (b)(c)(d)	4,337,773	40,523,468
Consumer Staples - 0.6%
Consumer Staples Distribution & Retail - 0.6%
Dino Polska SA (b)(c)(d)	4,993,310	59,587,103
Financials - 0.8%
Banks - 0.8%
Powszechna Kasa Oszczednosci Bank Polski SA	3,066,800	62,864,003
TOTAL POLAND		162,974,574
RUSSIA - 0.0%
Financials - 0.0%
Banks - 0.0%
Sberbank of Russia PJSC (b)(f)	25,741,060	1
SAUDI ARABIA - 1.4%
Financials - 1.4%
Banks - 1.4%
Al Rajhi Bank	4,591,520	129,409,291
SOUTH AFRICA - 2.0%
Consumer Discretionary - 2.0%
Broadline Retail - 2.0%
Naspers Ltd Class N	2,694,000	189,215,944
SWEDEN - 0.2%
Financials - 0.2%
Capital Markets - 0.2%
VEF AB (b)(g)	73,573,525	17,308,684
TAIWAN - 18.1%
Communication Services - 0.3%
Entertainment - 0.3%
International Games System Co Ltd	1,331,072	31,138,210
Industrials - 0.4%
Electrical Equipment - 0.4%
Voltronic Power Technology Corp	933,868	36,713,896
Information Technology - 17.4%
Semiconductors & Semiconductor Equipment - 17.4%
ASPEED Technology Inc	377,000	67,002,079
eMemory Technology Inc	682,000	44,095,783
Taiwan Semiconductor Manufacturing Co Ltd	31,070,000	1,500,729,153
		1,611,827,015
TOTAL TAIWAN		1,679,679,121
UNITED ARAB EMIRATES - 2.4%
Energy - 1.4%
Energy Equipment & Services - 0.8%
ADNOC Drilling Co PJSC	49,796,383	75,651,402
Oil, Gas & Consumable Fuels - 0.6%
Adnoc Gas PLC	59,286,400	56,333,339
TOTAL ENERGY		131,984,741

Financials - 0.8%
Banks - 0.8%
Abu Dhabi Commercial Bank PJSC	17,798,825	69,878,179
Information Technology - 0.2%
IT Services - 0.2%
Presight AI Holding PLC (b)	18,559,900	18,241,805
TOTAL UNITED ARAB EMIRATES		220,104,725
UNITED KINGDOM - 0.4%
Financials - 0.4%
Financial Services - 0.4%
Revolut Group Holdings Ltd (f)(h)	25,555	34,205,879
UNITED STATES - 4.8%
Information Technology - 4.8%
Semiconductors & Semiconductor Equipment - 4.1%
NVIDIA Corp	1,842,080	373,002,779
Software - 0.7%
Synopsys Inc (b)	152,700	69,298,314
TOTAL UNITED STATES		442,301,093
TOTAL COMMON STOCKS (Cost $5,229,429,517)		9,217,842,818

Convertible Corporate Bonds - 0.4%
	Principal Amount (a)	Value ($)
BRAZIL - 0.4%
Financials - 0.4%
Financial Services - 0.4%
Creditas Financial Solutions Ltd 5% 7/28/2027 (f)(h) (Cost $30,523,684)	30,523,684	36,439,175

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
CHINA - 0.2%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Bytedance Ltd Series E1 (b)(f)(h) (Cost $9,341,528)	85,253	22,046,426

Money Market Funds - 1.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (i)	4.18	70,231,373	70,245,419
Fidelity Securities Lending Cash Central Fund (i)(j)	4.18	29,576,792	29,579,750
TOTAL MONEY MARKET FUNDS (Cost $99,825,169)			99,825,169

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $5,369,119,898)	9,376,153,588
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(109,991,465)
NET ASSETS - 100.0%	9,266,162,123

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $383,817,076 or 4.1% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $479,326,857 or 5.2% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)	Level 3 security.
(g)	Affiliated company.
(h)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $92,691,480 or 1.0% of net assets.

(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bytedance Ltd Series E1	11/18/2020	9,341,528

Creditas Financial Solutions Ltd 5% 7/28/2027	1/28/2022 - 7/28/2023	30,523,684

Revolut Group Holdings Ltd	12/27/2024	22,226,349

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	198,948,750	2,243,617,037	2,372,320,274	3,581,461	(94)	-	70,245,419	70,231,373	0.1%
Fidelity Securities Lending Cash Central Fund	47,267,424	474,799,295	492,486,969	157,065	-	-	29,579,750	29,576,792	0.1%
Total	246,216,174	2,718,416,332	2,864,807,243	3,738,526	(94)	-	99,825,169

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) and Shares end of period columns means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
VEF AB	20,110,388	-	3,783,299	-	(3,173,681)	4,155,276	17,308,684	73,573,525
Total	20,110,388	-	3,783,299	-	(3,173,681)	4,155,276	17,308,684

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	1,123,022,396	356,711,560	766,310,836	-
Consumer Discretionary	1,330,400,769	1,126,970,736	203,430,033	-
Consumer Staples	313,357,680	313,357,680	-	-
Energy	470,252,197	470,252,197	-	-
Financials	1,476,651,855	1,228,946,342	213,499,633	34,205,880
Health Care	446,066,583	346,326,723	-	99,739,860
Industrials	791,385,133	791,385,133	-	-
Information Technology	3,084,250,760	1,583,521,607	1,500,729,153	-
Materials	67,899,977	67,899,977	-	-
Real Estate	59,276,127	59,276,127	-	-
Utilities	55,279,341	55,279,341	-	-

Convertible Corporate Bonds
Financials	36,439,175	-	-	36,439,175

Convertible Preferred Stocks
Communication Services	22,046,426	-	-	22,046,426

Money Market Funds	99,825,169	99,825,169	-	-
Total Investments in Securities:	9,376,153,588	6,499,752,592	2,683,969,655	192,431,341
The following is a reconciliation of consolidated Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2025 ($)
Common Stocks	9,352,379	(3,143,400)	26,253,020	64,574,499	(28,352,786)	-	74,614,404	(9,352,376)	133,945,740	26,253,020
Convertible Preferred Stocks	21,242,490	-	803,936	-	-	-	-	-	22,046,426	803,936
Convertible Corporate Bonds	28,606,797	-	7,832,378	-	-	-	-	-	36,439,175	7,832,378

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's consolidated Statement of Operations.

Fidelity® Emerging Markets Fund
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $27,895,400) - See accompanying schedule:
Unaffiliated issuers (cost $5,238,876,692)	$9,259,019,735
Fidelity Central Funds (cost $99,825,169)	99,825,169
Other affiliated issuers (cost $30,418,037)	17,308,684

Total Investment in Securities (cost $5,369,119,898)		$9,376,153,588
Cash		129
Foreign currency held at value (cost $339,516)		333,144
Receivable for investments sold		702,105
Receivable for fund shares sold		7,063,803
Dividends receivable		3,504,931
Interest receivable		3,453,745
Distributions receivable from Fidelity Central Funds		188,717
Prepaid expenses		8,726
Receivable from investment adviser for expense reductions		102,408
Other receivables		1,981,970
Total assets		9,393,493,266
Liabilities
Payable for fund shares redeemed	$9,240,127
Accrued management fee	5,976,049
Distribution and service plan fees payable	14,868
Deferred taxes	82,081,756
Other payables and accrued expenses	438,593
Collateral on securities loaned	29,579,750
Total liabilities		127,331,143
Net Assets		$9,266,162,123
Net Assets consist of:
Paid in capital		$6,128,474,685
Total accumulated earnings (loss)		3,137,687,438
Net Assets		$9,266,162,123

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($44,055,283 ÷ 881,143 shares)(a)		$50.00
Maximum offering price per share (100/94.25 of $50.00)		$53.05
Class M :
Net Asset Value and redemption price per share ($7,020,258 ÷ 140,559 shares)(a)		$49.95
Maximum offering price per share (100/96.50 of $49.95)		$51.76
Class C :
Net Asset Value and offering price per share ($3,781,126 ÷ 76,389 shares)(a)		$49.50
Emerging Markets :
Net Asset Value, offering price and redemption price per share ($5,777,850,012 ÷ 114,648,767 shares)		$50.40
Class K :
Net Asset Value, offering price and redemption price per share ($2,087,699,537 ÷ 41,386,485 shares)		$50.44
Class I :
Net Asset Value, offering price and redemption price per share ($484,298,835 ÷ 9,637,571 shares)		$50.25
Class Z :
Net Asset Value, offering price and redemption price per share ($861,457,072 ÷ 16,965,201 shares)		$50.78
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Consolidated Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$129,114,385
Interest		1,523,139
Income from Fidelity Central Funds (including $157,065 from security lending)		3,738,526
Income before foreign taxes withheld		$134,376,050
Less foreign taxes withheld		(13,374,959)
Total income		121,001,091
Expenses
Management fee	$62,607,479
Distribution and service plan fees	156,962
Custodian fees and expenses	1,471,652
Independent trustees' fees and expenses	32,187
Registration fees	341,080
Audit fees	152,039
Legal	15,281
Interest	100,329
Miscellaneous	79,947
Total expenses before reductions	64,956,956
Expense reductions	(30,946)
Total expenses after reductions		64,926,010
Net Investment income (loss)		56,075,081
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $20,385,108)	115,376,860
Redemptions in-kind	286,450,358
Fidelity Central Funds	(94)
Other affiliated issuers	(3,173,681)
Foreign currency transactions	(1,396,976)
Futures contracts	10,779,615
Total net realized gain (loss)		408,036,082
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $11,673,493)	1,524,601,524
Affiliated issuers	4,155,276
Assets and liabilities in foreign currencies	145,668
Total change in net unrealized appreciation (depreciation)		1,528,902,468
Net gain (loss)		1,936,938,550
Net increase (decrease) in net assets resulting from operations		$1,993,013,631
Consolidated Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$56,075,081	$78,134,320
Net realized gain (loss)	408,036,082	314,887,725
Change in net unrealized appreciation (depreciation)	1,528,902,468	1,558,006,188
Net increase (decrease) in net assets resulting from operations	1,993,013,631	1,951,028,233
Distributions to shareholders	(46,197,464)	(91,875,932)

Share transactions - net increase (decrease)	(1,611,471,650)	244,321,857

Total increase (decrease) in net assets	335,344,517	2,103,474,158

Net Assets
Beginning of period	8,930,817,606	6,827,343,448
End of period	$9,266,162,123	$8,930,817,606

Consolidated Financial Highlights
Fidelity Advisor® Emerging Markets Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$39.62	$31.80	$27.73	$47.48	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.16	.21	.26 D	.16 E	(.04)
Net realized and unrealized gain (loss)	10.46	7.91	3.95	(17.27)	.69
Total from investment operations	10.62	8.12	4.21	(17.11)	.65
Distributions from net investment income	(.24)	(.30)	(.14)	(.48)	-
Distributions from net realized gain	-	-	-	(2.16)	-
Total distributions	(.24)	(.30)	(.14)	(2.64)	-
Net asset value, end of period	$50.00	$39.62	$31.80	$27.73	$47.48
Total Return F,G,H	26.97%	25.69%	15.18%	(38.00)%	1.39%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.14%	1.14%	1.20%	1.21%	1.25% K
Expenses net of fee waivers, if any	1.14%	1.13%	1.20%	1.21%	1.25% K
Expenses net of all reductions, if any	1.14%	1.13%	1.20%	1.21%	1.25% K
Net investment income (loss)	.40%	.54%	.77% D	.45% E	(.17)% K
Supplemental Data
Net assets, end of period (000 omitted)	$44,055	$38,430	$15,288	$10,046	$6,248
Portfolio turnover rate L	31 % M	46% M,N	23%	34%	38% K,N

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .44%.
ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HTotal returns do not include the effect of the sales charges.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
KAnnualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MPortfolio turnover rate excludes securities received or delivered in-kind.
NThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Emerging Markets Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$39.59	$31.80	$27.71	$47.42	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.06	.11	.17 D	.05 E	(.09)
Net realized and unrealized gain (loss)	10.45	7.92	3.96	(17.29)	.68
Total from investment operations	10.51	8.03	4.13	(17.24)	.59
Distributions from net investment income	(.15)	(.24)	(.04)	(.32)	-
Distributions from net realized gain	-	-	-	(2.16)	-
Total distributions	(.15)	(.24)	(.04)	(2.47) F	-
Net asset value, end of period	$49.95	$39.59	$31.80	$27.71	$47.42
Total Return G,H,I	26.65%	25.37%	14.90%	(38.20)%	1.26%
Ratios to Average Net Assets C,J,K
Expenses before reductions	1.39%	1.39%	1.48%	1.51%	1.52% L
Expenses net of fee waivers, if any	1.39%	1.39%	1.47%	1.50%	1.51% L
Expenses net of all reductions, if any	1.39%	1.39%	1.47%	1.50%	1.51% L
Net investment income (loss)	.15%	.29%	.50% D	.15% E	(.39)% L
Supplemental Data
Net assets, end of period (000 omitted)	$7,020	$6,498	$3,070	$1,392	$2,234
Portfolio turnover rate M	31 % N	46% N,O	23%	34%	38% L,O

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .17%.
ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.08)%.
FTotal distributions per share do not sum due to rounding.
GTotal returns for periods of less than one year are not annualized.
HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ITotal returns do not include the effect of the sales charges.
JFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
LAnnualized.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
NPortfolio turnover rate excludes securities received or delivered in-kind.
OThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Emerging Markets Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$39.29	$31.54	$27.59	$47.31	$46.83
Income from Investment Operations
Net investment income (loss) B,C	(.14)	(.08)	- D,E	(.12) F	(.19)
Net realized and unrealized gain (loss)	10.36	7.88	3.95	(17.26)	.67
Total from investment operations	10.22	7.80	3.95	(17.38)	.48
Distributions from net investment income	(.01)	(.05)	-	(.18)	-
Distributions from net realized gain	-	-	-	(2.16)	-
Total distributions	(.01)	(.05)	-	(2.34)	-
Net asset value, end of period	$49.50	$39.29	$31.54	$27.59	$47.31
Total Return G,H,I	26.03%	24.73%	14.32%	(38.50)%	1.02%
Ratios to Average Net Assets C,J,K
Expenses before reductions	1.89%	1.89%	1.98%	2.00%	2.01% L
Expenses net of fee waivers, if any	1.89%	1.88%	1.98%	2.00%	2.01% L
Expenses net of all reductions, if any	1.89%	1.88%	1.97%	2.00%	2.01% L
Net investment income (loss)	(.35)%	(.21)%	(.01)% D	(.34)% F	(.86)% L
Supplemental Data
Net assets, end of period (000 omitted)	$3,781	$3,573	$1,768	$1,377	$1,587
Portfolio turnover rate M	31 % N	46% N,O	23%	34%	38% L,O

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.34)%.
EAmount represents less than $.005 per share.
FNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.57)%.
GTotal returns for periods of less than one year are not annualized.
HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ITotal returns do not include the effect of the contingent deferred sales charge.
JFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
LAnnualized.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
NPortfolio turnover rate excludes securities received or delivered in-kind.
OThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity® Emerging Markets Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$39.83	$31.97	$27.87	$47.56	$40.26
Income from Investment Operations
Net investment income (loss) A,B	.28	.30	.36 C	.28 D	.12
Net realized and unrealized gain (loss)	10.54	7.96	3.98	(17.35)	7.81
Total from investment operations	10.82	8.26	4.34	(17.07)	7.93
Distributions from net investment income	(.25)	(.40)	(.24)	(.46)	(.09)
Distributions from net realized gain	-	-	-	(2.16)	(.54)
Total distributions	(.25)	(.40)	(.24)	(2.62)	(.63)
Net asset value, end of period	$50.40	$39.83	$31.97	$27.87	$47.56
Total Return E	27.33%	26.02%	15.56%	(37.83)%	19.83%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.86%	.87%	.90%	.90%	.88%
Expenses net of fee waivers, if any	.86%	.87%	.90%	.90%	.88%
Expenses net of all reductions, if any	.86%	.87%	.90%	.90%	.88%
Net investment income (loss)	.67%	.81%	1.07% C	.76% D	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$5,777,850	$4,759,858	$3,985,433	$3,330,900	$5,016,159
Portfolio turnover rate H	31 % I	46% I,J	23%	34%	38% J

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .74%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
JThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity® Emerging Markets Fund Class K

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$39.87	$32.00	$27.90	$47.62	$40.30
Income from Investment Operations
Net investment income (loss) A,B	.33	.36	.40 C	.33 D	.16
Net realized and unrealized gain (loss)	10.54	7.95	3.98	(17.35)	7.83
Total from investment operations	10.87	8.31	4.38	(17.02)	7.99
Distributions from net investment income	(.30)	(.44)	(.28)	(.54)	(.12)
Distributions from net realized gain	-	-	-	(2.16)	(.54)
Total distributions	(.30)	(.44)	(.28)	(2.70)	(.67) E
Net asset value, end of period	$50.44	$39.87	$32.00	$27.90	$47.62
Total Return F	27.47%	26.20%	15.69%	(37.73)%	19.94%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.74%	.74%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.74%	.74%	.76%	.77%	.77%
Expenses net of all reductions, if any	.74%	.74%	.76%	.77%	.77%
Net investment income (loss)	.80%	.94%	1.20% C	.88% D	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$2,087,700	$1,897,730	$1,095,217	$826,468	$1,689,454
Portfolio turnover rate I	31 % J	46% J,K	23%	34%	38% K

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .87%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Emerging Markets Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$39.72	$31.89	$27.83	$47.55	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.27	.31	.36 D	.26 E	.04
Net realized and unrealized gain (loss)	10.50	7.92	3.97	(17.29)	.68
Total from investment operations	10.77	8.23	4.33	(17.03)	.72
Distributions from net investment income	(.24)	(.40)	(.27)	(.53)	-
Distributions from net realized gain	-	-	-	(2.16)	-
Total distributions	(.24)	(.40)	(.27)	(2.69)	-
Net asset value, end of period	$50.25	$39.72	$31.89	$27.83	$47.55
Total Return F,G	27.29%	26.01%	15.54%	(37.81)%	1.54%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.87%	.88%	.91%	.89%	.94% J
Expenses net of fee waivers, if any	.87%	.87%	.90%	.89%	.93% J
Expenses net of all reductions, if any	.87%	.87%	.90%	.89%	.93% J
Net investment income (loss)	.66%	.81%	1.06% D	.76% E	.17% J
Supplemental Data
Net assets, end of period (000 omitted)	$484,299	$303,027	$114,992	$47,819	$25,824
Portfolio turnover rate K	31 % L	46% L,M	23%	34%	38% J,M

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .73%.
ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
MThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Emerging Markets Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$39.82	$31.96	$27.87	$47.59	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.34	.36	.40 D	.32 E	(.03)
Net realized and unrealized gain (loss)	10.62	7.94	3.97	(17.33)	.79
Total from investment operations	10.96	8.30	4.37	(17.01)	.76
Distributions from net investment income	-	(.44)	(.28)	(.55)	-
Distributions from net realized gain	-	-	-	(2.16)	-
Total distributions	-	(.44)	(.28)	(2.71)	-
Net asset value, end of period	$50.78	$39.82	$31.96	$27.87	$47.59
Total Return F,G	27.52%	26.20%	15.67%	(37.74)%	1.62%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.73%	.74%	.77%	.77%	.78% J
Expenses net of fee waivers, if any	.73%	.74%	.76%	.77%	.78% J
Expenses net of all reductions, if any	.73%	.74%	.76%	.77%	.78% J
Net investment income (loss)	.80%	.94%	1.20% D	.88% E	(.13)% J
Supplemental Data
Net assets, end of period (000 omitted)	$861,457	$1,921,701	$1,611,575	$1,306,539	$1,797,766
Portfolio turnover rate K	31 % L	46% L,M	23%	34%	38% J,M

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .87%.
ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
MThe portfolio turnover rate does not include the assets acquired in the reorganization.

Notes to Consolidated Financial Statements
For the period ended October 31, 2025

1. Organization.
Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Markets, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the consolidated financial statements and consolidated financial highlights. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Common Stocks	$133,945,740	Market comparable	Enterprise value/Net income(EV/NI)	20.7	Increase
		Market approach	Transaction price	$854.28	Increase
		Recovery value	Recovery value	$0.00	Increase
Convertible Corporate Bonds	$36,439,175	Market comparable	Enterprise value/Revenue multiple (EV/R)	6.8	Increase
			Discount rate	23.3%	Decrease
			Probability rate	0.0% - 75.0% / 33.3%	Increase
		Black scholes	Volatility	65.0%	Increase
			Discount rate	3.6% - 4.1% / 3.8%	Increase
			Term	0.1 - 1.3 / 0.7	Increase
Convertible Preferred Stocks	$22,046,426	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Consolidated Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Consolidated Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,121,880,690
Gross unrealized depreciation	(211,847,962)
Net unrealized appreciation (depreciation)	$3,910,032,728
Tax Cost	$5,466,120,860

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(689,240,038)
Net unrealized appreciation (depreciation) on securities and other investments	$3,909,038,772

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(689,240,038)
Long-term	-
Total capital loss carryforward	$(689,240,038)

Due to a merger in a prior period, approximately $99,915,601 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $6,505,359 of those capital losses per year to offset capital gains. These realized capital losses were acquired from Fidelity Latin America Fund when it merged into the Fund on September 13, 2024.

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$46,197,464	$91,875,932

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Consolidated Special Purpose Vehicle. The Fund included in the table below holds private equity of Indian issuers through a wholly owned special purpose vehicle (SPV). As of period end, the investment in the SPV was as follows:

	SPV Name	Net Assets of SPV	% of Fund's Net Assets
Fidelity Emerging Markets Fund	FID FDI 322, LLC	12,806,039.14

The financial statements have been consolidated to include the SPV accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to consolidated financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the consolidated financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Consolidated Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Consolidated Statement of Operations.

Any open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Consolidated Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Fund	2,485,716,588	3,382,641,051
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.86
Class M	.86
Class C	.86
Emerging Markets	.84
Class K	.71
Class I	.85
Class Z	.71

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.86
Class M	.86
Class C	.86
Emerging Markets	.83
Class K	.71
Class I	.85
Class Z	.71

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	-%	.25%	94,225	9,433
Class M	.25%	.25%	29,380	156
Class C	.75%	.25%	33,357	3,920
			156,962	13,509

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	33,232
Class M	818
Class CA	87
34,137

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Emerging Markets Fund	3,943

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Emerging Markets Fund	Borrower	57,546,000	4.48%	100,329

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Markets Fund	52,761,999	118,892,252	(11,113,052)

Affiliated Redemptions In-Kind. Affiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Consolidated Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Emerging Markets Fund	36,475,274	(1,624,940)	288,075,298	286,450,358	1,449,162,640

Prior Fiscal Year Affiliated Redemptions In-Kind. Affiliated shareholders redeemed shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Emerging Markets Fund	36,475,274	346,805,773	1,498,769,012
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Emerging Markets Fund	10,768
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Consolidated Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Emerging Markets Fund	16,308	654	-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $9,797.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $21,149.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Emerging Markets Fund
Distributions to shareholders
Class A	$235,767	$149,850
Class M	24,237	22,696
Class C	1,260	2,509
Emerging Markets	29,623,551	49,044,521
Class K	14,351,242	18,162,751
Class I	1,961,407	1,576,885
Class Z	-	22,916,720
Total	$46,197,464	$91,875,932
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Emerging Markets Fund
Class A
Shares sold	188,169	354,848	$7,706,796	$13,436,279
Issued in exchange for the shares of the Acquired Fund(s)	-	259,916	-	9,991,163
Reinvestment of distributions	5,924	4,334	232,853	148,618
Shares redeemed	(282,931)	(129,879)	(11,419,928)	(4,844,792)
Net increase (decrease)	(88,838)	489,219	$(3,480,279)	$18,731,268
Class M
Shares sold	21,930	36,439	$936,918	$1,362,892
Issued in exchange for the shares of the Acquired Fund(s)	-	58,126	-	2,233,184
Reinvestment of distributions	612	656	24,099	22,545
Shares redeemed	(46,136)	(27,603)	(1,768,542)	(1,025,710)
Net increase (decrease)	(23,594)	67,618	$(807,525)	$2,592,911
Class C
Shares sold	10,500	20,145	$440,194	$2,445,647
Issued in exchange for the shares of the Acquired Fund(s)	-	31,209	-	1,190,948
Reinvestment of distributions	32	72	1,243	2,487
Shares redeemed	(25,085)	(16,527)	(999,300)	(2,300,041)
Net increase (decrease)	(14,553)	34,899	$(557,863)	$1,339,041
Emerging Markets
Shares sold	32,687,563	23,336,798	$1,326,262,247	$885,074,796
Issued in exchange for the shares of the Acquired Fund(s)	-	4,412,960	-	170,472,261
Reinvestment of distributions	539,294	1,104,208	21,318,295	37,951,098
Shares redeemed	(38,075,903)	(34,021,450)	(1,554,268,938)	(1,265,925,610)
Net increase (decrease)	(4,849,046)	(5,167,484)	$(206,688,396)	$(172,427,455)
Class K
Shares sold	15,958,631	30,067,036	$650,936,361	$1,119,926,599
Reinvestment of distributions	362,455	528,375	14,324,210	18,156,694
Shares redeemed	(22,531,862)	(17,220,929)	(911,066,013)	(677,157,529)
Net increase (decrease)	(6,210,776)	13,374,482	$(245,805,442)	$460,925,764
Class I
Shares sold	4,645,133	8,642,102	$185,475,723	$324,804,856
Issued in exchange for the shares of the Acquired Fund(s)	-	48,755	-	1,878,043
Reinvestment of distributions	41,131	42,705	1,621,391	1,463,912
Shares redeemed	(2,677,881)	(4,710,389)	(109,173,266)	(181,718,005)
Net increase (decrease)	2,008,383	4,023,173	$77,923,848	$146,428,806
Class Z
Shares sold	9,939,484	36,108,432	$412,066,927	$1,355,101,151
Issued in exchange for the shares of the Acquired Fund(s)	-	15,788	-	609,745
Reinvestment of distributions	-	649,621	-	22,297,061
Shares redeemed	(41,229,653)	(38,937,032)	(1,644,122,920)	(1,591,276,435)
Net increase (decrease)	(31,290,169)	(2,163,191)	$(1,232,055,993)	$(213,268,478)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
14. Prior Fiscal Year Reorganization Information.
On September 13, 2024, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Latin America Fund ("Acquired Fund") pursuant to an Agreement and Plan of Reorganization (Agreements) approved by the Board of Trustees ("The Board"). The securities held by the Acquired Fund were the primary assets acquired by the Fund. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Acquired Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Acquired Fund and Share Class	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Latin America Fund	179,728,071	11,207,705
Class A			9,991,163	259,916	.4343522373
Class M			2,233,184	58,126	.4360879750
Class C			1,190,948	31,209	.4437971698
Latin America			170,472,261	4,412,960	.4306756407
Class I			1,878,043	48,755	.4324844237
Class Z			609,745	15,788	.4312195750

Acquiring Fund	Net Assets $	Total net assets after the acquisition $
Fidelity Emerging Markets Fund	9,771,715,039	9,958,090,383

Pro forma results of operations of the combined entity for the entire period ended October 31, 2024, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$89,796,022
Total net realized gain (loss)	281,914,088
Total change in net unrealized appreciation (depreciation)	1,587,783,041
Net increase (decrease) in net assets resulting from operations	$1,959,493,151

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's Statement of Operations since September 13, 2024.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Europe Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
AUSTRALIA - 1.3%
Industrials - 0.3%
Aerospace & Defense - 0.3%
DroneShield Ltd (a)(b)	1,179,940	2,956,893
Materials - 1.0%
Metals & Mining - 1.0%
Glencore PLC	1,968,600	9,430,715
TOTAL AUSTRALIA		12,387,608
BAILIWICK OF JERSEY - 0.3%
Financials - 0.3%
Capital Markets - 0.3%
JTC PLC (a)(c)	156,000	2,672,381
BELGIUM - 2.5%
Financials - 0.9%
Banks - 0.9%
KBC Group NV	73,200	8,795,987
Health Care - 1.6%
Pharmaceuticals - 1.6%
UCB SA	57,100	14,644,131
TOTAL BELGIUM		23,440,118
CANADA - 0.3%
Information Technology - 0.3%
Software - 0.3%
Lumine Group Inc Subordinate Voting Shares (a)(b)	97,500	2,328,793
CHINA - 1.6%
Consumer Discretionary - 1.6%
Broadline Retail - 1.6%
Prosus NV Class N	220,900	15,259,400
DENMARK - 2.8%
Financials - 0.7%
Insurance - 0.7%
Tryg A/S	276,000	6,803,139
Health Care - 1.0%
Pharmaceuticals - 1.0%
Novo Nordisk A/S Series B	184,300	9,073,405
Industrials - 1.1%
Air Freight & Logistics - 1.1%
DSV A/S	46,100	9,783,607
TOTAL DENMARK		25,660,151
FINLAND - 0.8%
Financials - 0.8%
Banks - 0.8%
Nordea Bank Abp (Sweden)	427,200	7,298,183
FRANCE - 14.7%
Communication Services - 1.0%
Diversified Telecommunication Services - 1.0%
Orange SA	575,700	9,209,114
Consumer Discretionary - 2.6%
Textiles, Apparel & Luxury Goods - 2.6%
Hermes International SCA	3,000	7,431,134
LVMH Moet Hennessy Louis Vuitton SE	23,100	16,327,616
		23,758,750
Consumer Staples - 2.1%
Food Products - 1.4%
Danone SA	146,900	12,973,715
Personal Care Products - 0.7%
L'Oreal SA	16,700	6,969,100
TOTAL CONSUMER STAPLES		19,942,815

Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Gaztransport Et Technigaz SA	34,100	6,744,801
Financials - 2.1%
Banks - 0.9%
BNP Paribas SA	110,400	8,551,365
Insurance - 1.2%
AXA SA	261,100	11,328,714
TOTAL FINANCIALS		19,880,079

Health Care - 1.9%
Biotechnology - 0.5%
Abivax SA (b)	43,100	4,496,477
Health Care Equipment & Supplies - 1.4%
EssilorLuxottica SA	35,664	13,043,603
TOTAL HEALTH CARE		17,540,080

Industrials - 2.9%
Aerospace & Defense - 1.8%
Airbus SE	66,800	16,470,954
Building Products - 1.1%
Cie de Saint-Gobain SA	103,500	10,045,924
TOTAL INDUSTRIALS		26,516,878

Materials - 1.4%
Chemicals - 1.4%
Air Liquide SA	68,918	13,338,315
TOTAL FRANCE		136,930,832
GERMANY - 15.1%
Communication Services - 2.4%
Diversified Telecommunication Services - 1.2%
Deutsche Telekom AG	359,500	11,135,580
Interactive Media & Services - 1.2%
Scout24 SE (a)(c)	96,100	11,099,120
TOTAL COMMUNICATION SERVICES		22,234,700

Consumer Discretionary - 2.0%
Specialty Retail - 1.6%
Auto1 Group SE (b)	423,000	14,841,660
Textiles, Apparel & Luxury Goods - 0.4%
adidas AG	21,400	4,046,362
TOTAL CONSUMER DISCRETIONARY		18,888,022

Financials - 1.3%
Capital Markets - 0.7%
Deutsche Boerse AG	26,400	6,685,541
Insurance - 0.6%
Hannover Rueck SE	19,100	5,446,663
TOTAL FINANCIALS		12,132,204

Health Care - 0.6%
Health Care Providers & Services - 0.6%
Fresenius SE & Co KGaA	101,400	5,846,272
Industrials - 5.6%
Aerospace & Defense - 1.3%
Rheinmetall AG	6,100	11,963,527
Electrical Equipment - 2.2%
Siemens Energy AG (b)	160,300	19,971,029
Industrial Conglomerates - 2.1%
Siemens AG	66,500	18,845,923
TOTAL INDUSTRIALS		50,780,479

Information Technology - 2.4%
Software - 2.4%
SAP SE	86,700	22,548,288
Materials - 0.8%
Construction Materials - 0.8%
Heidelberg Materials AG	31,700	7,436,937
TOTAL GERMANY		139,866,902
IRELAND - 0.8%
Financials - 0.8%
Banks - 0.8%
AIB Group PLC	821,700	7,562,853
ISRAEL - 0.6%
Health Care - 0.3%
Pharmaceuticals - 0.3%
Teva Pharmaceutical Industries Ltd ADR (b)	145,800	2,985,984
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Camtek Ltd/Israel (b)(d)	19,700	2,439,254
TOTAL ISRAEL		5,425,238
ITALY - 5.7%
Consumer Discretionary - 0.7%
Automobiles - 0.1%
Ferrari NV (Italy)	3,907	1,560,429
Textiles, Apparel & Luxury Goods - 0.6%
Brunello Cucinelli SpA (d)	52,400	5,299,396
TOTAL CONSUMER DISCRETIONARY		6,859,825

Consumer Staples - 0.6%
Beverages - 0.6%
Coca-Cola HBC AG	120,300	5,458,636
Financials - 1.9%
Banks - 1.9%
FinecoBank Banca Fineco SpA	309,535	7,067,921
Intesa Sanpaolo SpA	1,591,000	10,254,545
		17,322,466
Health Care - 1.3%
Pharmaceuticals - 1.3%
Recordati Industria Chimica e Farmaceutica SpA	205,800	12,216,592
Industrials - 1.2%
Electrical Equipment - 1.2%
Prysmian SpA	110,300	11,419,472
TOTAL ITALY		53,276,991
LUXEMBOURG - 0.4%
Financials - 0.4%
Capital Markets - 0.4%
CVC Capital Partners PLC (a)(c)	210,100	3,509,069
NETHERLANDS - 4.6%
Health Care - 0.5%
Biotechnology - 0.5%
uniQure NV (b)	72,100	4,880,449
Information Technology - 4.1%
Semiconductors & Semiconductor Equipment - 4.1%
ASM International NV	8,400	5,441,430
ASML Holding NV	30,600	32,382,388
		37,823,818
TOTAL NETHERLANDS		42,704,267
PORTUGAL - 1.3%
Consumer Staples - 0.4%
Consumer Staples Distribution & Retail - 0.4%
Jeronimo Martins SGPS SA	167,600	4,315,734
Financials - 0.9%
Banks - 0.9%
Banco Comercial Portugues SA	9,266,500	8,173,125
TOTAL PORTUGAL		12,488,859
SPAIN - 3.9%
Consumer Discretionary - 0.3%
Household Durables - 0.3%
Neinor Homes SA (a)(c)	167,900	3,340,327
Financials - 3.6%
Banks - 3.6%
Banco Santander SA	1,736,500	17,665,916
Bankinter SA	240,100	3,617,139
CaixaBank SA	1,128,500	11,927,961
		33,211,016
TOTAL SPAIN		36,551,343
SWEDEN - 4.7%
Consumer Discretionary - 0.6%
Specialty Retail - 0.6%
Haypp Group AB (b)	399,824	6,489,604
Financials - 1.9%
Capital Markets - 0.9%
EQT AB	135,900	4,714,891
Nordnet AB	126,300	3,655,956
		8,370,847
Financial Services - 1.0%
Investor AB B Shares	268,000	8,845,178
TOTAL FINANCIALS		17,216,025

Industrials - 1.2%
Aerospace & Defense - 0.4%
Saab AB B Shares	74,900	4,121,484
Machinery - 0.8%
Atlas Copco AB B Shares	449,300	6,751,146
TOTAL INDUSTRIALS		10,872,630

Information Technology - 1.0%
Electronic Equipment, Instruments & Components - 1.0%
Hexagon AB B Shares	700,600	8,540,048
Software - 0.0%
Kry International Ab (b)(e)(f)	18,879	396,483
TOTAL INFORMATION TECHNOLOGY		8,936,531

Materials - 0.0%
Metals & Mining - 0.0%
Alleima AB	43,737	378,891
TOTAL SWEDEN		43,893,681
SWITZERLAND - 3.2%
Consumer Discretionary - 1.4%
Textiles, Apparel & Luxury Goods - 1.4%
Cie Financiere Richemont SA Series A	64,310	12,720,885
Financials - 1.0%
Capital Markets - 1.0%
UBS Group AG	252,290	9,633,888
Health Care - 0.8%
Pharmaceuticals - 0.8%
Galderma Group AG	42,460	7,835,117
TOTAL SWITZERLAND		30,189,890
TAIWAN - 2.2%
Information Technology - 2.2%
Semiconductors & Semiconductor Equipment - 2.2%
Taiwan Semiconductor Manufacturing Co Ltd ADR	66,700	20,038,681
UNITED KINGDOM - 22.0%
Communication Services - 2.1%
Diversified Telecommunication Services - 2.1%
Zegona Communications plc (b)	1,229,100	19,860,425
Consumer Discretionary - 2.5%
Hotels, Restaurants & Leisure - 1.2%
Compass Group PLC	332,407	11,002,619
Leisure Products - 0.5%
Games Workshop Group PLC	22,268	4,660,077
Textiles, Apparel & Luxury Goods - 0.8%
Burberry Group PLC (b)	485,200	7,887,915
TOTAL CONSUMER DISCRETIONARY		23,550,611

Consumer Staples - 2.1%
Tobacco - 2.1%
British American Tobacco PLC	284,300	14,560,581
Imperial Brands PLC	124,868	4,961,546
		19,522,127
Financials - 6.9%
Banks - 2.8%
Lloyds Banking Group PLC	10,841,209	12,711,205
NatWest Group PLC	1,558,900	12,001,218
		24,712,423
Capital Markets - 2.4%
3i Group PLC	218,718	12,657,346
London Stock Exchange Group PLC	37,500	4,673,489
St James's Place PLC	316,302	5,391,449
		22,722,284
Financial Services - 0.2%
Revolut Group Holdings Ltd (e)(f)	1,298	1,737,399
Insurance - 1.5%
Aviva PLC	912,000	8,010,460
Hiscox Ltd	308,867	5,579,180
		13,589,640
TOTAL FINANCIALS		62,761,746

Health Care - 3.1%
Pharmaceuticals - 3.1%
Astrazeneca PLC	176,100	29,047,458
Industrials - 4.0%
Aerospace & Defense - 2.9%
Rolls-Royce Holdings PLC	1,690,200	26,010,166
Commercial Services & Supplies - 0.2%
Verisure PLC (b)	99,500	1,838,459
Professional Services - 0.9%
RELX PLC	190,822	8,433,645
TOTAL INDUSTRIALS		36,282,270

Information Technology - 0.6%
Electronic Equipment, Instruments & Components - 0.6%
Halma PLC	123,645	5,759,854
Oxford Instruments PLC	1	25
		5,759,879
Utilities - 0.7%
Multi-Utilities - 0.7%
National Grid PLC	462,567	6,935,782
TOTAL UNITED KINGDOM		203,720,298
UNITED STATES - 9.3%
Communication Services - 1.5%
Entertainment - 1.5%
Spotify Technology SA (b)	21,600	14,154,912
Consumer Discretionary - 0.3%
Specialty Retail - 0.3%
RealReal Inc/The (b)	234,200	2,859,582
Energy - 3.0%
Oil, Gas & Consumable Fuels - 3.0%
Shell PLC	748,337	28,054,724
Health Care - 0.8%
Health Care Equipment & Supplies - 0.4%
Alcon AG	51,290	3,811,298
Pharmaceuticals - 0.4%
Roche Holding AG	11,720	3,796,347
TOTAL HEALTH CARE		7,607,645

Industrials - 2.4%
Electrical Equipment - 1.9%
Schneider Electric SE	61,000	17,380,726
Professional Services - 0.5%
Experian PLC	105,691	4,929,978
TOTAL INDUSTRIALS		22,310,704

Materials - 1.3%
Construction Materials - 1.3%
Holcim AG	132,480	11,777,636
TOTAL UNITED STATES		86,765,203
TOTAL COMMON STOCKS (Cost $658,951,022)		911,970,741

Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
ESTONIA - 0.1%
Information Technology - 0.1%
Software - 0.1%
Bolt Technology OU Series E (b)(e)(f) (Cost $1,000,736)	3,852	857,144

Money Market Funds - 1.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.18	3,759,155	3,759,906
Fidelity Securities Lending Cash Central Fund (g)(h)	4.18	5,771,623	5,772,200
TOTAL MONEY MARKET FUNDS (Cost $9,532,106)			9,532,106

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $669,483,864)	922,359,991
NET OTHER ASSETS (LIABILITIES) - 0.8%	7,028,757
NET ASSETS - 100.0%	929,388,748

Legend

(a)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $25,906,583 or 2.8% of net assets.

(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,620,897 or 2.2% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)	Level 3 security.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,991,026 or 0.3% of net assets.

(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/3/2022	1,000,736

Kry International Ab	5/14/2021 - 10/30/2024	1,248,474

Revolut Group Holdings Ltd	12/27/2024	1,128,965

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	10,860,728	285,299,213	292,399,869	642,151	(166)	-	3,759,906	3,759,155	0.0%
Fidelity Securities Lending Cash Central Fund	1,011,520	55,715,596	50,954,916	26,936	-	-	5,772,200	5,771,623	0.0%
Total	11,872,248	341,014,809	343,354,785	669,087	(166)	-	9,532,106

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	65,459,151	45,114,457	20,344,694	-
Consumer Discretionary	113,727,006	69,629,524	44,097,482	-
Consumer Staples	49,239,312	9,774,370	39,464,942	-
Energy	34,799,525	6,744,801	28,054,724	-
Financials	216,972,161	124,443,378	90,791,384	1,737,399
Health Care	111,677,133	65,263,446	46,413,687	-
Industrials	170,922,933	44,713,104	126,209,829	-
Information Technology	99,875,244	68,390,425	31,088,336	396,483
Materials	42,362,494	378,891	41,983,603	-
Utilities	6,935,782	-	6,935,782	-

Convertible Preferred Stocks
Information Technology	857,144	-	-	857,144

Money Market Funds	9,532,106	9,532,106	-	-
Total Investments in Securities:	922,359,991	443,984,502	475,384,463	2,991,026
Fidelity® Europe Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $5,515,592) - See accompanying schedule:
Unaffiliated issuers (cost $659,951,758)	$912,827,885
Fidelity Central Funds (cost $9,532,106)	9,532,106

Total Investment in Securities (cost $669,483,864)		$922,359,991
Foreign currency held at value (cost $13,722)		13,603
Receivable for investments sold		8,044,985
Receivable for fund shares sold		1,353,125
Dividends receivable		651,282
Reclaims receivable		4,060,542
Distributions receivable from Fidelity Central Funds		31,143
Prepaid expenses		967
Total assets		936,515,638
Liabilities
Payable for investments purchased	$70,689
Payable for fund shares redeemed	581,401
Accrued management fee	616,331
Distribution and service plan fees payable	9,821
Other payables and accrued expenses	76,448
Collateral on securities loaned	5,772,200
Total liabilities		7,126,890
Net Assets		$929,388,748
Net Assets consist of:
Paid in capital		$718,779,969
Total accumulated earnings (loss)		210,608,779
Net Assets		$929,388,748

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($22,128,960 ÷ 483,582 shares)(a)		$45.76
Maximum offering price per share (100/94.25 of $45.76)		$48.55
Class M :
Net Asset Value and redemption price per share ($6,798,784 ÷ 148,496 shares)(a)		$45.78
Maximum offering price per share (100/96.50 of $45.78)		$47.44
Class C :
Net Asset Value and offering price per share ($2,588,583 ÷ 57,153 shares)(a)		$45.29
Europe :
Net Asset Value, offering price and redemption price per share ($877,402,542 ÷ 19,142,218 shares)		$45.84
Class I :
Net Asset Value, offering price and redemption price per share ($13,658,920 ÷ 297,501 shares)		$45.91
Class Z :
Net Asset Value, offering price and redemption price per share ($6,810,959 ÷ 149,038 shares)		$45.70
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$18,025,464
Foreign Tax Reclaims		1,182,388
Income from Fidelity Central Funds (including $26,936 from security lending)		669,087
Income before foreign taxes withheld		$19,876,939
Less foreign taxes withheld		(1,484,204)
Total income		18,392,735
Expenses
Management fee
Basic fee	$6,130,432
Performance adjustment	(589,482)
Distribution and service plan fees	99,670
Custodian fees and expenses	41,862
Independent trustees' fees and expenses	2,741
Registration fees	121,007
Audit fees	108,047
Legal	729
Miscellaneous	2,572
Total expenses		5,917,578
Net Investment income (loss)		12,475,157
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	37,406,724
Fidelity Central Funds	(166)
Foreign currency transactions	192,818
Written options	523
Total net realized gain (loss)		37,599,899
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	133,210,059
Assets and liabilities in foreign currencies	209,953
Total change in net unrealized appreciation (depreciation)		133,420,012
Net gain (loss)		171,019,911
Net increase (decrease) in net assets resulting from operations		$183,495,068
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,475,157	$10,582,501
Net realized gain (loss)	37,599,899	15,962,392
Change in net unrealized appreciation (depreciation)	133,420,012	91,497,418
Net increase (decrease) in net assets resulting from operations	183,495,068	118,042,311
Distributions to shareholders	(17,620,668)	(9,697,062)

Share transactions - net increase (decrease)	182,842,323	(75,309,165)

Total increase (decrease) in net assets	348,716,723	33,036,084

Net Assets
Beginning of period	580,672,025	547,635,941
End of period	$929,388,748	$580,672,025

Financial Highlights
Fidelity Advisor® Europe Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$36.65	$30.50	$27.58	$46.12	$35.37
Income from Investment Operations
Net investment income (loss) A,B	.57	.53	.46	.47	.41
Net realized and unrealized gain (loss)	9.57 C	6.05	2.46	(12.91)	10.72
Total from investment operations	10.14	6.58	2.92	(12.44)	11.13
Distributions from net investment income	(1.03)	(.43)	-	(.99)	(.38)
Distributions from net realized gain	-	-	-	(5.12)	-
Total distributions	(1.03)	(.43)	-	(6.10) D	(.38)
Net asset value, end of period	$45.76	$36.65	$30.50	$27.58	$46.12
Total Return E,F	28.45 % C	21.73%	10.59%	(30.29)%	31.60%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.07%	.93%	1.02%	1.18%	1.36%
Expenses net of fee waivers, if any	1.07%	.93%	1.01%	1.18%	1.36%
Expenses net of all reductions, if any	1.07%	.93%	1.01%	1.18%	1.36%
Net investment income (loss)	1.38%	1.47%	1.43%	1.42%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$22,129	$15,852	$15,325	$16,495	$32,148
Portfolio turnover rate I	51%	31%	37%	55%	52%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.02 per share. Excluding this reimbursement, the total return would have been 28.41%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Europe Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$36.66	$30.50	$27.65	$46.18	$35.42
Income from Investment Operations
Net investment income (loss) A,B	.46	.44	.38	.37	.27
Net realized and unrealized gain (loss)	9.60 C	6.05	2.47	(12.95)	10.75
Total from investment operations	10.06	6.49	2.85	(12.58)	11.02
Distributions from net investment income	(.94)	(.33)	-	(.83)	(.26)
Distributions from net realized gain	-	-	-	(5.12)	-
Total distributions	(.94)	(.33)	-	(5.95)	(.26)
Net asset value, end of period	$45.78	$36.66	$30.50	$27.65	$46.18
Total Return D,E	28.14 % C	21.39%	10.31%	(30.51)%	31.20%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.32%	1.19%	1.29%	1.49%	1.68%
Expenses net of fee waivers, if any	1.32%	1.19%	1.28%	1.48%	1.68%
Expenses net of all reductions, if any	1.32%	1.19%	1.28%	1.48%	1.68%
Net investment income (loss)	1.13%	1.21%	1.16%	1.12%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$6,799	$4,665	$4,248	$4,066	$6,937
Portfolio turnover rate H	51%	31%	37%	55%	52%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.02 per share. Excluding this reimbursement, the total return would have been 28.10%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Europe Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$36.19	$30.03	$27.36	$45.63	$35.01
Income from Investment Operations
Net investment income (loss) A,B	.26	.26	.21	.21	.04
Net realized and unrealized gain (loss)	9.51 C	5.98	2.46	(12.84)	10.64
Total from investment operations	9.77	6.24	2.67	(12.63)	10.68
Distributions from net investment income	(.67)	(.08)	-	(.52)	(.06)
Distributions from net realized gain	-	-	-	(5.12)	-
Total distributions	(.67)	(.08)	-	(5.64)	(.06)
Net asset value, end of period	$45.29	$36.19	$30.03	$27.36	$45.63
Total Return D,E	27.48 % C	20.80%	9.76%	(30.85)%	30.53%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.81%	1.67%	1.79%	1.99%	2.19%
Expenses net of fee waivers, if any	1.81%	1.67%	1.78%	1.98%	2.18%
Expenses net of all reductions, if any	1.81%	1.67%	1.78%	1.98%	2.18%
Net investment income (loss)	.64%	.73%	.65%	.62%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$2,589	$1,601	$2,025	$2,496	$5,255
Portfolio turnover rate H	51%	31%	37%	55%	52%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.02 per share. Excluding this reimbursement, the total return would have been 27.44%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Europe Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$36.71	$30.58	$27.57	$46.11	$35.35
Income from Investment Operations
Net investment income (loss) A,B	.69	.64	.57	.57	.54
Net realized and unrealized gain (loss)	9.58 C	6.05	2.44	(12.88)	10.71
Total from investment operations	10.27	6.69	3.01	(12.31)	11.25
Distributions from net investment income	(1.14)	(.56)	-	(1.11)	(.49)
Distributions from net realized gain	-	-	-	(5.12)	-
Total distributions	(1.14)	(.56)	-	(6.23)	(.49)
Net asset value, end of period	$45.84	$36.71	$30.58	$27.57	$46.11
Total Return D	28.85 % C	22.07%	10.92%	(30.07)%	31.99%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.77%	.65%	.70%	.88%	1.06%
Expenses net of fee waivers, if any	.77%	.64%	.69%	.88%	1.06%
Expenses net of all reductions, if any	.77%	.64%	.69%	.88%	1.06%
Net investment income (loss)	1.67%	1.76%	1.75%	1.73%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$877,403	$552,467	$519,010	$523,685	$913,296
Portfolio turnover rate G	51%	31%	37%	55%	52%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.02 per share. Excluding this reimbursement, the total return would have been 28.81%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Europe Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$36.71	$30.58	$27.56	$46.07	$35.34
Income from Investment Operations
Net investment income (loss) A,B	.71	.64	.57	.60	.54
Net realized and unrealized gain (loss)	9.56 C	6.05	2.45	(12.91)	10.70
Total from investment operations	10.27	6.69	3.02	(12.31)	11.24
Distributions from net investment income	(1.07)	(.56)	-	(1.08)	(.51)
Distributions from net realized gain	-	-	-	(5.12)	-
Total distributions	(1.07)	(.56)	-	(6.20)	(.51)
Net asset value, end of period	$45.91	$36.71	$30.58	$27.56	$46.07
Total Return D	28.82 % C	22.09%	10.96%	(30.08)%	31.99%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.77%	.62%	.68%	.86%	1.06%
Expenses net of fee waivers, if any	.77%	.61%	.67%	.86%	1.06%
Expenses net of all reductions, if any	.77%	.61%	.67%	.86%	1.06%
Net investment income (loss)	1.67%	1.79%	1.77%	1.74%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$13,659	$3,011	$4,806	$4,283	$14,401
Portfolio turnover rate G	51%	31%	37%	55%	52%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.02 per share. Excluding this reimbursement, the total return would have been 28.78%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Europe Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$36.63	$30.53	$27.48	$46.00	$35.27
Income from Investment Operations
Net investment income (loss) A,B	.74	.67	.61	.62	.59
Net realized and unrealized gain (loss)	9.53 C	6.04	2.44	(12.86)	10.67
Total from investment operations	10.27	6.71	3.05	(12.24)	11.26
Distributions from net investment income	(1.20)	(.61)	-	(1.17)	(.53)
Distributions from net realized gain	-	-	-	(5.12)	-
Total distributions	(1.20)	(.61)	-	(6.28) D	(.53)
Net asset value, end of period	$45.70	$36.63	$30.53	$27.48	$46.00
Total Return E	28.97 % C	22.20%	11.10%	(30.00)%	32.13%
Ratios to Average Net Assets A,F,G
Expenses before reductions	.67%	.55%	.57%	.76%	.95%
Expenses net of fee waivers, if any	.67%	.54%	.56%	.75%	.95%
Expenses net of all reductions, if any	.67%	.54%	.56%	.75%	.95%
Net investment income (loss)	1.78%	1.86%	1.87%	1.85%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$6,811	$3,076	$2,222	$1,461	$28,249
Portfolio turnover rate H	51%	31%	37%	55%	52%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.02 per share. Excluding this reimbursement, the total return would have been 28.93%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.

Notes to Financial Statements
For the period ended October 31, 2025

1. Organization.
Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Europe, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$254,013,568
Gross unrealized depreciation	(14,395,936)
Net unrealized appreciation (depreciation)	$239,617,632
Tax Cost	$682,742,359

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,136,295
Capital loss carryforward	$(46,348,544)
Net unrealized appreciation (depreciation) on securities and other investments	$239,821,026

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(46,348,544)
Long-term	-
Total capital loss carryforward	$(46,348,544)

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$17,620,668	$9,697,062

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity Europe Fund
Equity Risk
Purchased Options	1,013,534	-
Written Options	523	-
Total Equity Risk	1,014,057	-

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. Exchange-traded and/or OTC options were used to manage exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Europe Fund	555,606,471	373,615,178
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.88
Class M	.88
Class C	.88
Europe	.84
Class I	.83
Class Z	.72

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.86
Class M	.86
Class C	.86
Europe	.81
Class I	.82
Class Z	.71

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Europe Fund	MSCI Europe Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Europe. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (.08)%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	-%	.25%	49,724	1,252
Class M	.25%	.25%	28,970	230
Class C	.75%	.25%	20,976	3,477
			99,670	4,959

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	6,813
Class M	200
Class CA	134
7,147

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Europe Fund	147

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Europe Fund	11,756,380	11,687,385	195,667

Other. During the period, FMR reimbursed the Fund $305,198 for an operational error which is included in Net Realized Gain (Loss) in the accompanying Statement of Operations.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Europe Fund	965
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Europe Fund	2,614	-	-
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Europe Fund
Distributions to shareholders
Class A	$439,342	$214,383
Class M	119,110	44,641
Class C	28,833	5,044
Europe	16,851,586	9,309,343
Class I	88,150	81,789
Class Z	93,647	41,862
Total	$17,620,668	$9,697,062
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Europe Fund
Class A
Shares sold	245,415	21,452	$10,009,889	$775,929
Reinvestment of distributions	12,218	6,443	436,804	213,141
Shares redeemed	(206,587)	(97,780)	(8,594,432)	(3,489,488)
Net increase (decrease)	51,046	(69,885)	$1,852,261	$(2,500,418)
Class M
Shares sold	34,918	3,801	$1,419,163	$136,486
Reinvestment of distributions	3,192	1,296	114,398	42,989
Shares redeemed	(16,851)	(17,130)	(683,663)	(618,152)
Net increase (decrease)	21,259	(12,033)	$849,898	$(438,677)
Class C
Shares sold	23,752	2,160	$948,756	$77,699
Reinvestment of distributions	805	153	28,650	5,024
Shares redeemed	(11,650)	(25,492)	(478,640)	(901,511)
Net increase (decrease)	12,907	(23,179)	$498,766	$(818,788)
Europe
Shares sold	8,273,765	633,047	$343,059,918	$22,875,346
Reinvestment of distributions	432,120	259,528	15,431,021	8,577,392
Shares redeemed	(4,612,503)	(2,815,218)	(190,893,686)	(100,700,066)
Net increase (decrease)	4,093,382	(1,922,643)	$167,597,253	$(69,247,328)
Class I
Shares sold	339,459	13,511	$14,220,516	$485,051
Reinvestment of distributions	2,344	1,869	83,882	61,781
Shares redeemed	(126,319)	(90,511)	(5,159,005)	(3,281,012)
Net increase (decrease)	215,484	(75,131)	$9,145,393	$(2,734,180)
Class Z
Shares sold	104,128	28,495	$4,468,979	$1,050,990
Reinvestment of distributions	1,904	865	67,744	28,496
Shares redeemed	(40,966)	(18,170)	(1,637,971)	(649,260)
Net increase (decrease)	65,066	11,190	$2,898,752	$430,226
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Fidelity® Japan Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.3%
	Shares	Value ($)
JAPAN - 97.9%
Communication Services - 6.4%
Entertainment - 3.0%
Daiichikosho Co Ltd	344,300	3,522,088
Konami Group Corp	21,300	3,557,602
Nintendo Co Ltd	241,900	20,631,626
		27,711,316
Interactive Media & Services - 0.6%
LY Corp	1,807,400	5,311,077
Media - 0.5%
CyberAgent Inc	427,900	4,267,616
Wireless Telecommunication Services - 2.3%
SoftBank Group Corp	122,100	21,424,725
TOTAL COMMUNICATION SERVICES		58,714,734

Consumer Discretionary - 12.3%
Automobile Components - 1.8%
Denso Corp	898,000	12,595,075
Sumitomo Electric Industries Ltd	114,300	4,190,481
		16,785,556
Automobiles - 0.6%
Suzuki Motor Corp	367,600	5,505,294
Broadline Retail - 0.9%
Pan Pacific International Holdings Corp	1,451,000	8,631,431
Hotels, Restaurants & Leisure - 1.6%
Curves Holdings Co Ltd	975,000	4,599,474
Kyoritsu Maintenance Co Ltd	419,600	8,176,360
Metaplanet Inc (a)(b)	681,100	2,170,009
		14,945,843
Household Durables - 5.9%
Open House Group Co Ltd	179,700	8,650,927
Panasonic Holdings Corp	565,200	6,567,191
Sony Group Corp	1,171,200	32,617,437
Sumitomo Forestry Co Ltd (b)	577,600	6,024,865
		53,860,420
Leisure Products - 0.3%
Roland Corp	141,600	3,004,555
Specialty Retail - 1.2%
Fast Retailing Co Ltd	28,900	10,609,768
TOTAL CONSUMER DISCRETIONARY		113,342,867

Consumer Staples - 4.9%
Beverages - 0.9%
Asahi Group Holdings Ltd	727,400	7,839,929
Consumer Staples Distribution & Retail - 0.6%
Tsuruha Holdings Inc	161,100	2,798,421
Welcia Holdings Co Ltd	142,300	2,838,428
		5,636,849
Food Products - 1.7%
Ajinomoto Co Inc	194,100	5,507,750
Kewpie Corp	359,500	9,965,505
		15,473,255
Personal Care Products - 0.7%
Rohto Pharmaceutical Co Ltd	404,200	6,265,874
Tobacco - 1.0%
Japan Tobacco Inc	272,500	9,486,487
TOTAL CONSUMER STAPLES		44,702,394

Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
ENEOS Holdings Inc	840,400	5,304,919
Financials - 13.6%
Banks - 7.2%
Mizuho Financial Group Inc	624,400	20,914,577
Sumitomo Mitsui Financial Group Inc	1,663,000	45,023,745
		65,938,322
Capital Markets - 1.0%
SBI Holdings Inc	223,300	10,018,144
Financial Services - 2.8%
ORIX Corp	1,040,100	25,442,977
Insurance - 2.6%
LIFENET INSURANCE CO (a)(b)	406,600	4,965,422
Tokio Marine Holdings Inc	499,100	18,613,035
		23,578,457
TOTAL FINANCIALS		124,977,900

Health Care - 6.3%
Health Care Equipment & Supplies - 3.5%
Asahi Intecc Co Ltd	280,700	4,457,030
Hoya Corp	168,600	27,443,586
		31,900,616
Health Care Providers & Services - 0.2%
CUC Inc (a)(b)	302,100	2,070,064
Pharmaceuticals - 2.6%
Chugai Pharmaceutical Co Ltd	401,800	18,389,479
Santen Pharmaceutical Co Ltd	597,300	5,848,587
		24,238,066
TOTAL HEALTH CARE		58,208,746

Industrials - 25.8%
Building Products - 0.7%
Nitto Boseki Co Ltd	134,200	7,619,557
Electrical Equipment - 3.0%
Fuji Electric Co Ltd	144,400	10,363,143
Furukawa Electric Co Ltd	97,900	6,987,866
Mitsubishi Electric Corp	160,800	4,504,403
NIDEC CORP (b)	477,200	5,830,690
		27,686,102
Industrial Conglomerates - 5.0%
Hitachi Ltd	1,326,800	45,784,974
Machinery - 10.8%
Ebara Corp	608,800	16,319,206
Hoshizaki Corp	161,000	5,672,766
IHI Corp	699,400	14,590,688
Japan Engine Corp (b)	58,000	4,836,156
Japan Steel Works Ltd/The	75,100	4,941,367
Kawasaki Heavy Industries Ltd	105,200	8,464,603
MINEBEA MITSUMI Inc	160,000	3,172,799
Mitsubishi Heavy Industries Ltd	751,700	22,693,587
Nabtesco Corp (b)	155,900	3,916,974
Organo Corp	56,800	4,894,582
SMC Corp	27,400	9,379,637
		98,882,365
Professional Services - 4.4%
BayCurrent Inc	164,400	7,536,734
Funai Soken Holdings Inc	250,200	3,943,520
Gakujo Co Ltd (b)	202,100	2,116,601
Persol Holdings Co Ltd	6,714,800	11,149,940
SIGMAXYZ Holdings Inc	616,200	3,502,636
SMS Co Ltd	238,300	2,058,122
Timee Inc (a)(b)	321,100	3,112,864
Visional Inc (a)	97,100	6,754,344
		40,174,761
Trading Companies & Distributors - 1.9%
ITOCHU Corp	295,400	17,119,054
TOTAL INDUSTRIALS		237,266,813

Information Technology - 19.3%
Electronic Equipment, Instruments & Components - 3.8%
Dexerials Corp (b)	665,000	10,779,119
Furuya Metal Co Ltd (b)	15,600	288,596
Hamamatsu Photonics KK	467,300	5,247,308
Ibiden Co Ltd	157,000	14,889,073
Jeol Ltd	118,300	3,993,230
		35,197,326
IT Services - 6.8%
DTS Corp	740,400	6,178,408
ExaWizards Inc (a)(b)	774,300	3,366,302
Fujitsu Ltd	925,000	24,105,921
NEC Corp	376,000	13,706,885
NSD Co Ltd	373,400	7,986,026
TechMatrix Corp	482,200	6,836,721
		62,180,263
Semiconductors & Semiconductor Equipment - 5.1%
Kioxia Holdings Corp (a)(b)	317,500	22,301,847
Renesas Electronics Corp	1,415,800	17,484,526
Rohm Co Ltd	336,400	5,406,935
Tekscend Photomask Corp (a)	52,500	1,185,517
		46,378,825
Software - 1.0%
Appier Group Inc	268,600	2,262,298
Money Forward Inc (a)	250,800	7,323,340
		9,585,638
Technology Hardware, Storage & Peripherals - 2.6%
FUJIFILM Holdings Corp	1,021,500	23,674,990
TOTAL INFORMATION TECHNOLOGY		177,017,042

Materials - 7.3%
Chemicals - 7.3%
Carlit Co Ltd	292,200	2,906,642
Kuraray Co Ltd (b)	652,400	7,080,261
Mitsui Chemicals Inc	210,000	4,969,632
Nippon Paint Holdings Co Ltd	601,500	3,834,753
NOF Corp	335,700	5,983,829
Resonac Holdings Corp (b)	240,200	9,412,548
Shin-Etsu Chemical Co Ltd	620,800	18,660,592
Tokyo Ohka Kogyo Co Ltd (b)	213,300	7,824,183
Toyo Gosei Co Ltd (b)	143,800	6,559,691
		67,232,131
Real Estate - 1.4%
Hotel & Resort REITs - 0.6%
Invincible Investment Corp	13,000	5,812,082
Real Estate Management & Development - 0.8%
Relo Group Inc	612,000	6,584,232
TOTAL REAL ESTATE		12,396,314

TOTAL JAPAN		899,163,860
UNITED STATES - 0.4%
Industrials - 0.4%
Aerospace & Defense - 0.4%
Space Exploration Technologies Corp (a)(c)(d)	18,055	3,827,659
TOTAL COMMON STOCKS (Cost $591,108,599)		902,991,519

Money Market Funds - 6.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.18	1,181,044	1,181,280
Fidelity Securities Lending Cash Central Fund (e)(f)	4.18	61,196,785	61,202,905
TOTAL MONEY MARKET FUNDS (Cost $62,384,185)			62,384,185

TOTAL INVESTMENT IN SECURITIES - 105.1% (Cost $653,492,784)	965,375,704
NET OTHER ASSETS (LIABILITIES) - (5.1)%	(47,171,858)
NET ASSETS - 100.0%	918,203,846

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,827,659 or 0.4% of net assets.

(d)	Level 3 security.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Space Exploration Technologies Corp	2/16/2021 - 5/24/2022	1,151,846

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	566,579	37,422,362	36,807,754	47,795	93	-	1,181,280	1,181,044	0.0%
Fidelity Securities Lending Cash Central Fund	13,013,849	262,054,618	213,865,562	315,255	-	-	61,202,905	61,196,785	0.2%
Total	13,580,428	299,476,980	250,673,316	363,050	93	-	62,384,185

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	58,714,734	11,347,306	47,367,428	-
Consumer Discretionary	113,342,867	54,917,040	58,425,827	-
Consumer Staples	44,702,394	44,702,394	-	-
Energy	5,304,919	5,304,919	-	-
Financials	124,977,900	14,983,566	109,994,334	-
Health Care	58,208,746	39,819,267	18,389,479	-
Industrials	241,094,472	205,193,589	32,073,224	3,827,659
Information Technology	177,017,042	111,751,605	65,265,437	-
Materials	67,232,131	48,571,539	18,660,592	-
Real Estate	12,396,314	12,396,314	-	-

Money Market Funds	62,384,185	62,384,185	-	-
Total Investments in Securities:	965,375,704	611,371,724	350,176,321	3,827,659
Fidelity® Japan Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $57,714,634) - See accompanying schedule:
Unaffiliated issuers (cost $591,108,599)	$902,991,519
Fidelity Central Funds (cost $62,384,185)	62,384,185

Total Investment in Securities (cost $653,492,784)		$965,375,704
Foreign currency held at value (cost $8,138,808)		8,095,732
Receivable for investments sold		10,894,956
Receivable for fund shares sold		376,717
Dividends receivable		5,215,749
Distributions receivable from Fidelity Central Funds		63,680
Prepaid expenses		852
Other receivables		1,229,838
Total assets		991,253,228
Liabilities
Payable for investments purchased	$11,068,091
Payable for fund shares redeemed	162,011
Accrued management fee	541,082
Distribution and service plan fees payable	7,465
Other payables and accrued expenses	67,829
Collateral on securities loaned	61,202,904
Total liabilities		73,049,382
Net Assets		$918,203,846
Net Assets consist of:
Paid in capital		$555,843,193
Total accumulated earnings (loss)		362,360,653
Net Assets		$918,203,846

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($21,769,621 ÷ 1,002,068 shares)(a)		$21.72
Maximum offering price per share (100/94.25 of $21.72)		$23.05
Class M :
Net Asset Value and redemption price per share ($3,633,426 ÷ 168,738 shares)(a)		$21.53
Maximum offering price per share (100/96.50 of $21.53)		$22.31
Class C :
Net Asset Value and offering price per share ($2,023,698 ÷ 96,097 shares)(a)		$21.06
Japan :
Net Asset Value, offering price and redemption price per share ($243,059,908 ÷ 11,082,859 shares)		$21.93
Class I :
Net Asset Value, offering price and redemption price per share ($24,852,754 ÷ 1,118,676 shares)		$22.22
Class Z :
Net Asset Value, offering price and redemption price per share ($622,864,439 ÷ 28,471,038 shares)		$21.88
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$15,304,898
Non-Cash dividends		1,678,451
Income from Fidelity Central Funds (including $315,255 from security lending)		363,050
Income before foreign taxes withheld		$17,346,399
Less foreign taxes withheld		(1,503,128)
Total income		15,843,271
Expenses
Management fee
Basic fee	$5,642,788
Performance adjustment	(819,870)
Distribution and service plan fees	78,996
Custodian fees and expenses	36,614
Independent trustees' fees and expenses	2,874
Registration fees	120,837
Audit fees	69,158
Legal	791
Interest	2,424
Miscellaneous	5,230
Total expenses		5,139,842
Net Investment income (loss)		10,703,429
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	53,895,763
Fidelity Central Funds	93
Foreign currency transactions	685,611
Total net realized gain (loss)		54,581,467
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	149,961,647
Assets and liabilities in foreign currencies	90,921
Total change in net unrealized appreciation (depreciation)		150,052,568
Net gain (loss)		204,634,035
Net increase (decrease) in net assets resulting from operations		$215,337,464
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,703,429	$8,373,228
Net realized gain (loss)	54,581,467	16,081,921
Change in net unrealized appreciation (depreciation)	150,052,568	113,525,071
Net increase (decrease) in net assets resulting from operations	215,337,464	137,980,220
Distributions to shareholders	(32,121,491)	(23,847,306)

Share transactions - net increase (decrease)	42,001,787	(53,403,809)

Total increase (decrease) in net assets	225,217,760	60,729,105

Net Assets
Beginning of period	692,986,086	632,256,981
End of period	$918,203,846	$692,986,086

Financial Highlights
Fidelity Advisor® Japan Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$17.34	$14.56	$13.26	$20.90	$17.50
Income from Investment Operations
Net investment income (loss) A,B	.20	.15	.11	.04	.02
Net realized and unrealized gain (loss)	4.92	3.18	1.19	(5.58)	3.71
Total from investment operations	5.12	3.33	1.30	(5.54)	3.73
Distributions from net investment income	(.38)	(.09)	-	(.55)	(.07)
Distributions from net realized gain	(.37)	(.46)	-	(1.55)	(.25)
Total distributions	(.74) C	(.55)	-	(2.10)	(.33) C
Net asset value, end of period	$21.72	$17.34	$14.56	$13.26	$20.90
Total Return D,E	30.78%	23.44%	9.80%	(29.38)%	21.42%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.03%	.97%	1.22%	1.39%	1.38%
Expenses net of fee waivers, if any	1.03%	.97%	1.22%	1.39%	1.38%
Expenses net of all reductions, if any	1.03%	.97%	1.21%	1.39%	1.38%
Net investment income (loss)	1.08%	.90%	.69%	.26%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$21,770	$16,922	$15,764	$13,004	$20,357
Portfolio turnover rate H	39%	21%	25%	26%	31%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Japan Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$17.21	$14.44	$13.19	$20.76	$17.40
Income from Investment Operations
Net investment income (loss) A,B	.15	.11	.06	(.01)	(.05)
Net realized and unrealized gain (loss)	4.89	3.16	1.19	(5.55)	3.69
Total from investment operations	5.04	3.27	1.25	(5.56)	3.64
Distributions from net investment income	(.35)	(.04)	-	(.46)	(.02)
Distributions from net realized gain	(.37)	(.46)	-	(1.55)	(.25)
Total distributions	(.72)	(.50)	-	(2.01)	(.28) C
Net asset value, end of period	$21.53	$17.21	$14.44	$13.19	$20.76
Total Return D,E	30.47%	23.10%	9.48%	(29.55)%	21.00%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.28%	1.22%	1.51%	1.69%	1.70%
Expenses net of fee waivers, if any	1.28%	1.22%	1.50%	1.69%	1.70%
Expenses net of all reductions, if any	1.28%	1.21%	1.49%	1.69%	1.70%
Net investment income (loss)	.83%	.65%	.42%	(.04)%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,633	$2,847	$2,354	$2,282	$3,919
Portfolio turnover rate H	39%	21%	25%	26%	31%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Japan Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$16.84	$14.17	$13.00	$20.43	$17.17
Income from Investment Operations
Net investment income (loss) A,B	.06	.03	- C	(.07)	(.12)
Net realized and unrealized gain (loss)	4.79	3.10	1.17	(5.49)	3.63
Total from investment operations	4.85	3.13	1.17	(5.56)	3.51
Distributions from net investment income	(.26)	-	-	(.33)	(.01)
Distributions from net realized gain	(.37)	(.46)	-	(1.55)	(.25)
Total distributions	(.63)	(.46)	-	(1.87) D	(.25) D
Net asset value, end of period	$21.06	$16.84	$14.17	$13.00	$20.43
Total Return E,F	29.84%	22.54%	9.00%	(29.85)%	20.54%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.78%	1.71%	1.94%	2.11%	2.09%
Expenses net of fee waivers, if any	1.78%	1.70%	1.93%	2.10%	2.09%
Expenses net of all reductions, if any	1.78%	1.70%	1.93%	2.10%	2.09%
Net investment income (loss)	.33%	.16%	(.02)%	(.46)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,024	$1,967	$1,779	$2,179	$4,778
Portfolio turnover rate I	39%	21%	25%	26%	31%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Japan Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$17.50	$14.69	$13.35	$21.01	$17.58
Income from Investment Operations
Net investment income (loss) A,B	.25	.20	.15	.08	.08
Net realized and unrealized gain (loss)	4.98	3.21	1.19	(5.60)	3.72
Total from investment operations	5.23	3.41	1.34	(5.52)	3.80
Distributions from net investment income	(.43)	(.14)	-	(.59)	(.11)
Distributions from net realized gain	(.37)	(.46)	-	(1.55)	(.25)
Total distributions	(.80)	(.60)	-	(2.14)	(.37) C
Net asset value, end of period	$21.93	$17.50	$14.69	$13.35	$21.01
Total Return D	31.23%	23.78%	10.04%	(29.16)%	21.75%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.74%	.69%	.96%	1.13%	1.09%
Expenses net of fee waivers, if any	.74%	.68%	.95%	1.12%	1.09%
Expenses net of all reductions, if any	.74%	.68%	.95%	1.12%	1.09%
Net investment income (loss)	1.37%	1.18%	.96%	.52%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$243,060	$176,869	$149,990	$113,015	$167,954
Portfolio turnover rate G	39%	21%	25%	26%	31%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Japan Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$17.64	$14.81	$13.45	$20.97	$17.56
Income from Investment Operations
Net investment income (loss) A,B	.25	.19	.15	.09	.09
Net realized and unrealized gain (loss)	5.04	3.24	1.21	(5.65)	3.71
Total from investment operations	5.29	3.43	1.36	(5.56)	3.80
Distributions from net investment income	(.35)	(.14)	-	(.41)	(.14)
Distributions from net realized gain	(.37)	(.46)	-	(1.55)	(.25)
Total distributions	(.71) C	(.60)	-	(1.96)	(.39)
Net asset value, end of period	$22.22	$17.64	$14.81	$13.45	$20.97
Total Return D	31.20%	23.73%	10.11%	(29.15)%	21.80%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.78%	.72%	.94%	1.09%	1.04%
Expenses net of fee waivers, if any	.78%	.72%	.94%	1.09%	1.04%
Expenses net of all reductions, if any	.78%	.72%	.94%	1.09%	1.04%
Net investment income (loss)	1.33%	1.15%	.97%	.56%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$24,853	$18,555	$32,712	$33,320	$48,887
Portfolio turnover rate G	39%	21%	25%	26%	31%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Japan Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$17.47	$14.68	$13.31	$20.98	$17.56
Income from Investment Operations
Net investment income (loss) A,B	.27	.22	.17	.11	.10
Net realized and unrealized gain (loss)	4.97	3.19	1.20	(5.59)	3.72
Total from investment operations	5.24	3.41	1.37	(5.48)	3.82
Distributions from net investment income	(.46)	(.16)	-	(.64)	(.15)
Distributions from net realized gain	(.37)	(.46)	-	(1.55)	(.25)
Total distributions	(.83)	(.62)	-	(2.19)	(.40)
Net asset value, end of period	$21.88	$17.47	$14.68	$13.31	$20.98
Total Return C	31.38%	23.87%	10.29%	(29.07)%	21.93%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.64%	.57%	.80%	.96%	.96%
Expenses net of fee waivers, if any	.64%	.56%	.79%	.96%	.96%
Expenses net of all reductions, if any	.64%	.56%	.79%	.96%	.96%
Net investment income (loss)	1.47%	1.30%	1.12%	.69%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$622,864	$475,826	$429,659	$408,434	$585,487
Portfolio turnover rate F	39%	21%	25%	26%	31%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.

Notes to Financial Statements
For the period ended October 31, 2025

1. Organization.
Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Japan, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$333,272,742
Gross unrealized depreciation	(51,506,011)
Net unrealized appreciation (depreciation)	$281,766,731
Tax Cost	$683,608,973

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$45,672,289
Undistributed long-term capital gain	$35,147,563
Net unrealized appreciation (depreciation) on securities and other investments	$281,540,805

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$20,965,023	$5,853,517
Long-term Capital Gains	11,156,468	17,993,789
Total	$32,121,491	$23,847,306

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Fund	304,443,821	293,192,677
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.88
Class M	.88
Class C	.86
Japan	.87
Class I	.87
Class Z	.72

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.86
Class M	.86
Class C	.86
Japan	.82
Class I	.86
Class Z	.72

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Japan Fund	TOPIX

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Japan. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (.11)%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	-%	.25%	44,734	909
Class M	.25%	.25%	15,439	94
Class C	.75%	.25%	18,823	4,467
			78,996	5,470

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	1,134
Class M	97
Class CA	23
1,254

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Japan Fund	Borrower	2,459,571	4.78%	2,286

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Japan Fund	3,383,078	5,601,800	(354,716)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Japan Fund	993
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Japan Fund	32,730	-	-
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Japan Fund	1,025,000	4.83%	138
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Japan Fund
Distributions to shareholders
Class A	$715,903	$601,432
Class M	121,784	80,704
Class C	74,834	58,025
Japan	7,875,903	5,977,883
Class I	751,595	1,377,391
Class Z	22,581,472	15,751,871
Total	$32,121,491	$23,847,306
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Japan Fund
Class A
Shares sold	141,455	178,076	$2,649,565	$2,989,956
Reinvestment of distributions	40,646	37,678	684,884	571,577
Shares redeemed	(156,014)	(322,353)	(2,798,686)	(5,347,066)
Net increase (decrease)	26,087	(106,599)	$535,763	$(1,785,533)
Class M
Shares sold	14,193	10,714	$257,679	$174,853
Reinvestment of distributions	7,270	5,341	121,622	80,602
Shares redeemed	(18,161)	(13,657)	(329,888)	(229,966)
Net increase (decrease)	3,302	2,398	$49,413	$25,489
Class C
Shares sold	19,004	35,715	$325,395	$576,393
Reinvestment of distributions	4,552	3,913	74,834	58,025
Shares redeemed	(44,301)	(48,344)	(745,737)	(787,654)
Net increase (decrease)	(20,745)	(8,716)	$(345,508)	$(153,236)
Japan
Shares sold	3,313,122	2,663,798	$61,784,873	$44,014,546
Reinvestment of distributions	424,185	360,541	7,194,179	5,509,063
Shares redeemed	(2,759,446)	(3,127,359)	(50,380,038)	(51,775,389)
Net increase (decrease)	977,861	(103,020)	$18,599,014	$(2,251,780)
Class I
Shares sold	327,165	873,438	$6,326,650	$14,285,779
Reinvestment of distributions	42,999	86,366	739,145	1,330,039
Shares redeemed	(303,191)	(2,116,540)	(5,409,044)	(36,696,595)
Net increase (decrease)	66,973	(1,156,736)	$1,656,751	$(21,080,777)
Class Z
Shares sold	753,129	8,068,059	$13,656,683	$125,982,060
Reinvestment of distributions	841,043	630,507	14,222,031	9,602,617
Shares redeemed	(355,498)	(10,742,814)	(6,372,360)	(163,742,649)
Net increase (decrease)	1,238,674	(2,044,248)	$21,506,354	$(28,157,972)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity Japan Fund	23%	39%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Japan Fund	62%
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Japan Smaller Companies Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
JAPAN - 98.9%
Communication Services - 4.5%
Entertainment - 3.7%
Capcom Co Ltd	154,700	4,039,699
Konami Group Corp	29,500	4,927,195
Nintendo Co Ltd	64,900	5,535,314
		14,502,208
Media - 0.8%
CyberAgent Inc	341,800	3,408,907
TOTAL COMMUNICATION SERVICES		17,911,115

Consumer Discretionary - 12.8%
Automobile Components - 2.3%
Sumitomo Electric Industries Ltd	136,000	4,986,049
Toyo Tire Corp (a)	151,700	4,158,929
		9,144,978
Automobiles - 2.0%
Mazda Motor Corp	340,500	2,368,542
Suzuki Motor Corp	377,000	5,646,071
		8,014,613
Broadline Retail - 1.5%
Pan Pacific International Holdings Corp	974,500	5,796,919
Distributors - 1.1%
Central Automotive Products Ltd	381,000	4,442,650
Hotels, Restaurants & Leisure - 1.6%
Koshidaka Holdings Co Ltd (a)	801,500	6,136,980
Specialty Retail - 1.5%
USS Co Ltd	542,100	5,986,985
Textiles, Apparel & Luxury Goods - 2.8%
Asics Corp	302,500	7,739,650
Fujibo Holdings Inc	73,300	3,253,339
		10,992,989
TOTAL CONSUMER DISCRETIONARY		50,516,114

Consumer Staples - 7.0%
Consumer Staples Distribution & Retail - 0.9%
Kato Sangyo Co Ltd	93,400	3,587,879
Food Products - 5.2%
Ajinomoto Co Inc	274,700	7,794,842
Kewpie Corp	260,350	7,217,022
Kotobuki Spirits Co Ltd (a)	463,600	5,560,733
		20,572,597
Household Products - 0.9%
Transaction Co Ltd	518,800	3,440,488
TOTAL CONSUMER STAPLES		27,600,964

Energy - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Inpex Corp	313,000	5,770,119
Itochu Enex Co Ltd	243,800	2,880,798
		8,650,917
Financials - 10.7%
Banks - 4.6%
77 Bank Ltd/The	97,300	4,176,494
Hokuhoku Financial Group Inc	430,000	10,544,222
Kyoto Financial Group Inc (a)	170,400	3,454,218
		18,174,934
Financial Services - 0.8%
Zenkoku Hosho Co Ltd	157,400	3,236,653
Insurance - 5.3%
LIFENET INSURANCE CO (a)(b)	154,600	1,887,984
Sompo Holdings Inc	287,900	8,773,889
T&D Holdings Inc	232,900	5,018,888
Tokio Marine Holdings Inc	137,200	5,116,627
		20,797,388
TOTAL FINANCIALS		42,208,975

Health Care - 1.8%
Health Care Providers & Services - 1.0%
As One Corp	227,100	3,711,319
Pharmaceuticals - 0.8%
Santen Pharmaceutical Co Ltd	336,500	3,294,909
TOTAL HEALTH CARE		7,006,228

Industrials - 26.9%
Building Products - 1.0%
Nichias Corp (a)	106,500	3,983,298
Construction & Engineering - 4.0%
Fukuda Corp	72,300	3,227,720
Hazama Ando Corp	432,600	4,847,837
Hibiya Engineering Ltd	147,500	4,345,273
Hokuriku Electrical Construction Co Ltd	115,100	1,047,111
Yurtec Corp	156,000	2,518,513
		15,986,454
Electrical Equipment - 2.6%
SWCC Corp (a)	180,600	8,812,615
Terasaki Electric Co Ltd	45,000	1,410,356
		10,222,971
Ground Transportation - 1.4%
East Japan Railway Co	235,200	5,732,342
Machinery - 8.0%
DMG Mori Co Ltd	197,300	3,072,610
Ebara Corp	302,300	8,103,311
IHI Corp	458,000	9,554,670
Japan Steel Works Ltd/The	75,600	4,974,265
Takeuchi Manufacturing Co Ltd	135,700	5,609,039
		31,313,895
Professional Services - 3.7%
Funai Soken Holdings Inc	263,480	4,152,832
TKC Corp	79,800	2,089,371
Visional Inc (b)	118,400	8,235,987
		14,478,190
Trading Companies & Distributors - 5.3%
Inaba Denki Sangyo Co Ltd	127,800	3,767,409
ITOCHU Corp	71,000	4,114,600
Mitani Corp	377,200	5,678,437
Senshu Electric Co Ltd (a)	188,300	5,528,892
Totech Corp	89,500	1,852,605
		20,941,943
Transportation Infrastructure - 0.9%
Kamigumi Co Ltd	124,000	3,722,976
TOTAL INDUSTRIALS		106,382,069

Information Technology - 20.0%
Electronic Equipment, Instruments & Components - 6.5%
Azbil Corp	545,700	5,391,138
Dexerials Corp	273,000	4,425,112
Hamamatsu Photonics KK	304,000	3,413,614
Ibiden Co Ltd	45,400	4,305,503
Maruwa Co Ltd/Aichi	17,300	4,924,736
Riken Keiki Co Ltd (a)	143,100	3,268,521
		25,728,624
IT Services - 7.0%
Ad-sol Nissin Corp	207,600	1,980,222
Argo Graphics Inc	699,700	6,215,621
JFE Systems Inc	75,400	918,832
Nomura Research Institute Ltd	129,700	5,008,117
NSD Co Ltd	293,300	6,272,902
SCSK Corp	106,200	3,907,989
TechMatrix Corp	229,100	3,248,222
		27,551,905
Semiconductors & Semiconductor Equipment - 2.3%
Renesas Electronics Corp	485,800	5,999,423
Shibaura Mechatronics Corp	25,700	3,046,778
		9,046,201
Software - 3.1%
m-up Holdings Inc	246,700	3,092,755
Money Forward Inc (b)	215,250	6,285,283
Systena Corp	869,900	2,997,319
		12,375,357
Technology Hardware, Storage & Peripherals - 1.1%
FUJIFILM Holdings Corp	191,900	4,447,607
TOTAL INFORMATION TECHNOLOGY		79,149,694

Materials - 9.8%
Chemicals - 6.8%
C Uyemura & Co Ltd	86,000	7,009,020
Kuraray Co Ltd	138,000	1,497,664
NOF Corp	174,900	3,117,580
Osaka Soda Co Ltd (a)	519,700	5,557,495
Resonac Holdings Corp (a)	122,800	4,812,077
Tokyo Ohka Kogyo Co Ltd	119,000	4,365,109
Toyo Gosei Co Ltd	11,600	529,155
		26,888,100
Construction Materials - 1.2%
Maeda Kosen Co Ltd	380,000	4,754,007
Metals & Mining - 1.8%
Yamato Kogyo Co Ltd	110,400	6,971,727
TOTAL MATERIALS		38,613,834

Real Estate - 2.4%
Real Estate Management & Development - 2.4%
Arealink Co Ltd (a)	307,400	2,028,588
Katitas Co Ltd	203,600	3,314,726
Starts Corp Inc	131,000	4,067,452
		9,410,766
Utilities - 0.8%
Gas Utilities - 0.8%
Nippon Gas Co Ltd	184,900	3,537,588
TOTAL JAPAN		390,988,264
TOTAL COMMON STOCKS (Cost $262,911,768)		390,988,264

Money Market Funds - 4.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	4.18	194,032	194,071
Fidelity Securities Lending Cash Central Fund (c)(d)	4.18	16,331,201	16,332,834
TOTAL MONEY MARKET FUNDS (Cost $16,526,905)			16,526,905

TOTAL INVESTMENT IN SECURITIES - 103.0% (Cost $279,438,673)	407,515,169
NET OTHER ASSETS (LIABILITIES) - (3.0)%	(12,023,423)
NET ASSETS - 100.0%	395,491,746

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	472,348	24,729,283	25,007,588	18,399	28	-	194,071	194,032	0.0%
Fidelity Securities Lending Cash Central Fund	9,338,303	183,903,970	176,909,439	76,840	-	-	16,332,834	16,331,201	0.1%
Total	9,810,651	208,633,253	201,917,027	95,239	28	-	16,526,905

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	17,911,115	8,336,102	9,575,013	-
Consumer Discretionary	50,516,114	44,719,195	5,796,919	-
Consumer Staples	27,600,964	27,600,964	-	-
Energy	8,650,917	8,650,917	-	-
Financials	42,208,975	28,318,459	13,890,516	-
Health Care	7,006,228	7,006,228	-	-
Industrials	106,382,069	106,382,069	-	-
Information Technology	79,149,694	63,694,547	15,455,147	-
Materials	38,613,834	38,613,834	-	-
Real Estate	9,410,766	9,410,766	-	-
Utilities	3,537,588	3,537,588	-	-

Money Market Funds	16,526,905	16,526,905	-	-
Total Investments in Securities:	407,515,169	362,797,574	44,717,595	-
Fidelity® Japan Smaller Companies Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $15,117,563) - See accompanying schedule:
Unaffiliated issuers (cost $262,911,768)	$390,988,264
Fidelity Central Funds (cost $16,526,905)	16,526,905

Total Investment in Securities (cost $279,438,673)		$407,515,169
Foreign currency held at value (cost $2,903,149)		2,901,275
Receivable for investments sold		2,826,315
Receivable for fund shares sold		3,640
Dividends receivable		3,058,068
Distributions receivable from Fidelity Central Funds		4,338
Prepaid expenses		483
Total assets		416,309,288
Liabilities
Payable for investments purchased	$4,117,744
Payable for fund shares redeemed	40,733
Accrued management fee	269,403
Other payables and accrued expenses	56,828
Collateral on securities loaned	16,332,834
Total liabilities		20,817,542
Net Assets		$395,491,746
Net Assets consist of:
Paid in capital		$220,936,990
Total accumulated earnings (loss)		174,554,756
Net Assets		$395,491,746
Net Asset Value, offering price and redemption price per share ($395,491,746 ÷ 20,519,095 shares)		$19.27
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$9,898,033
Income from Fidelity Central Funds (including $76,840 from security lending)		95,239
Income before foreign taxes withheld		$9,993,272
Less foreign taxes withheld		(994,679)
Total income		8,998,593
Expenses
Management fee	$3,458,012
Custodian fees and expenses	27,160
Independent trustees' fees and expenses	1,680
Registration fees	21,466
Audit fees	58,567
Legal	573
Interest	9,114
Miscellaneous	1,354
Total expenses		3,577,926
Net Investment income (loss)		5,420,667
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	63,380,167
Fidelity Central Funds	28
Foreign currency transactions	(792,256)
Total net realized gain (loss)		62,587,939
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	24,782,089
Assets and liabilities in foreign currencies	347,991
Total change in net unrealized appreciation (depreciation)		25,130,080
Net gain (loss)		87,718,019
Net increase (decrease) in net assets resulting from operations		$93,138,686
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,420,667	$5,374,113
Net realized gain (loss)	62,587,939	13,982,073
Change in net unrealized appreciation (depreciation)	25,130,080	69,020,289
Net increase (decrease) in net assets resulting from operations	93,138,686	88,376,475
Distributions to shareholders	(17,881,080)	(13,096,272)

Share transactions
Proceeds from sales of shares	26,148,250	28,846,628
Reinvestment of distributions	17,214,798	12,571,486
Cost of shares redeemed	(133,030,231)	(142,666,579)

Net increase (decrease) in net assets resulting from share transactions	(89,667,183)	(101,248,465)
Total increase (decrease) in net assets	(14,409,577)	(25,968,262)

Net Assets
Beginning of period	409,901,323	435,869,585
End of period	$395,491,746	$409,901,323

Other Information
Shares
Sold	1,481,442	1,867,703
Issued in reinvestment of distributions	1,075,253	873,020
Redeemed	(7,363,553)	(9,273,731)
Net increase (decrease)	(4,806,858)	(6,533,008)

Financial Highlights
Fidelity® Japan Smaller Companies Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$16.19	$13.68	$12.47	$17.92	$16.64
Income from Investment Operations
Net investment income (loss) A,B	.22	.19	.18	.19	.20
Net realized and unrealized gain (loss)	3.57	2.75	1.04	(3.75)	1.36
Total from investment operations	3.79	2.94	1.22	(3.56)	1.56
Distributions from net investment income	(.36)	(.33)	(.01)	(.51)	(.19)
Distributions from net realized gain	(.34)	(.10)	-	(1.38)	(.10)
Total distributions	(.71) C	(.43)	(.01)	(1.89)	(.28) C
Net asset value, end of period	$19.27	$16.19	$13.68	$12.47	$17.92
Total Return D	24.29%	21.84%	9.76%	(21.95)%	9.44%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.85%	.88%	.92%	.91%	.91%
Expenses net of fee waivers, if any	.85%	.87%	.91%	.91%	.91%
Expenses net of all reductions, if any	.85%	.87%	.91%	.91%	.91%
Net investment income (loss)	1.28%	1.21%	1.26%	1.33%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$395,492	$409,901	$435,870	$364,425	$501,214
Portfolio turnover rate G	42%	21%	36%	38%	23%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.

Notes to Financial Statements
For the period ended October 31, 2025

1. Organization.
Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$119,598,487
Gross unrealized depreciation	(5,061,994)
Net unrealized appreciation (depreciation)	$114,536,493
Tax Cost	$292,978,676

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,256,450
Undistributed long-term capital gain	$46,872,753
Net unrealized appreciation (depreciation) on securities and other investments	$114,425,552

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$9,193,098	$10,045,611
Long-term Capital Gains	8,687,982	3,050,661
Total	$17,881,080	$13,096,272

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Smaller Companies Fund	171,003,388	271,005,503
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Japan Smaller Companies Fund	.84

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Japan Smaller Companies Fund	.82

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Japan Smaller Companies Fund	Borrower	14,740,400	4.45%	9,114

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Japan Smaller Companies Fund	342,582	6,526,319	1,163,893
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Japan Smaller Companies Fund	580
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Japan Smaller Companies Fund	8,151	-	-
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity Japan Smaller Companies Fund	15%	29%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Japan Smaller Companies Fund	54%
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Nordic Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
AUSTRALIA - 1.0%
Industrials - 1.0%
Aerospace & Defense - 1.0%
DroneShield Ltd (a)(b)	1,311,366	3,286,243
BAILIWICK OF JERSEY - 0.4%
Financials - 0.4%
Capital Markets - 0.4%
JTC PLC (a)(c)	83,700	1,433,835
DENMARK - 23.9%
Financials - 5.3%
Banks - 4.1%
Danske Bank A/S	297,200	13,270,663
Insurance - 1.2%
Tryg A/S	161,083	3,970,544
TOTAL FINANCIALS		17,241,207

Health Care - 10.6%
Biotechnology - 1.1%
Genmab A/S (b)	12,300	3,508,303
Pharmaceuticals - 9.5%
ALK-Abello A/S Series B (b)	82,900	2,730,513
Novo Nordisk A/S Series B	578,700	28,490,394
		31,220,907
TOTAL HEALTH CARE		34,729,210

Industrials - 6.2%
Air Freight & Logistics - 5.0%
DSV A/S	77,900	16,532,386
Electrical Equipment - 1.2%
NKT A/S (b)	17,500	1,960,966
Vestas Wind Systems A/S	97,300	1,989,990
		3,950,956
TOTAL INDUSTRIALS		20,483,342

Materials - 1.8%
Chemicals - 1.8%
Novonesis Novozymes B Series B	101,500	6,065,921
TOTAL DENMARK		78,519,680
FINLAND - 13.1%
Financials - 7.3%
Banks - 5.8%
Nordea Bank Abp (Sweden)	1,112,844	19,011,561
Insurance - 1.5%
Sampo Oyj A Shares	448,300	4,995,774
TOTAL FINANCIALS		24,007,335

Industrials - 1.7%
Machinery - 1.7%
Wartsila OYJ Abp	168,900	5,523,145
Information Technology - 2.3%
Communications Equipment - 2.3%
Nokia Oyj	1,095,500	7,472,736
Real Estate - 0.3%
Real Estate Management & Development - 0.3%
Cityvarasto Oyj (d)	52,600	971,283
Utilities - 1.5%
Electric Utilities - 1.5%
Fortum Oyj	223,600	4,984,547
TOTAL FINLAND		42,959,046
GERMANY - 1.1%
Industrials - 1.1%
Electrical Equipment - 1.1%
Siemens Energy AG (b)	28,500	3,550,682
NETHERLANDS - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
Argenx SE (b)	1,000	818,466
NORWAY - 11.8%
Communication Services - 2.0%
Interactive Media & Services - 2.0%
Vend Marketplaces ASA B Shares	190,600	6,567,061
Consumer Staples - 1.5%
Food Products - 1.5%
Mowi ASA	219,800	4,830,316
Energy - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Equinor ASA	251,700	6,028,544
Financials - 3.2%
Banks - 3.2%
DNB Bank ASA	411,200	10,485,767
Industrials - 1.3%
Aerospace & Defense - 1.3%
Kongsberg Gruppen ASA	168,500	4,309,295
Information Technology - 0.7%
Electronic Equipment, Instruments & Components - 0.2%
Norbit ASA	40,800	823,713
Semiconductors & Semiconductor Equipment - 0.5%
Nordic Semiconductor ASA (b)	110,700	1,606,526
TOTAL INFORMATION TECHNOLOGY		2,430,239

Materials - 1.0%
Metals & Mining - 1.0%
Norsk Hydro ASA	461,100	3,120,053
Real Estate - 0.3%
Real Estate Management & Development - 0.3%
Selvaag Bolig ASA	295,032	959,726
TOTAL NORWAY		38,731,001
SWEDEN - 41.4%
Consumer Discretionary - 2.6%
Leisure Products - 0.5%
Asmodee Group AB B Shares	133,000	1,717,475
Specialty Retail - 2.1%
Haypp Group AB (b)	415,698	6,747,257
TOTAL CONSUMER DISCRETIONARY		8,464,732

Financials - 7.6%
Banks - 0.3%
Swedbank AB A1 Shares	45,300	1,378,037
Capital Markets - 1.3%
Nordnet AB	143,200	4,145,154
Financial Services - 6.0%
Investor AB B Shares	593,000	19,571,607
TOTAL FINANCIALS		25,094,798

Health Care - 2.0%
Health Care Equipment & Supplies - 0.4%
Asker Healthcare Group AB (b)	129,500	1,174,466
Life Sciences Tools & Services - 1.6%
AddLife AB B Shares	205,800	4,449,496
Medcap AB (b)	12,900	825,578
		5,275,074
TOTAL HEALTH CARE		6,449,540

Industrials - 21.9%
Aerospace & Defense - 3.5%
Mildef Group AB (d)	78,500	1,302,239
Saab AB B Shares	184,800	10,168,896
		11,471,135
Building Products - 3.4%
Assa Abloy AB B Shares	190,200	7,167,605
Munters Europe AB (a)(c)	242,000	4,126,628
		11,294,233
Industrial Conglomerates - 0.9%
Nolato AB B Shares	428,500	2,832,536
Machinery - 14.1%
Atlas Copco AB B Shares	1,010,400	15,182,190
Beijer Alma AB B Shares	173,400	5,311,376
Indutrade AB	226,300	6,050,388
Sandvik AB	592,700	17,998,890
Volvo AB B Shares	55,600	1,523,164
		46,066,008
TOTAL INDUSTRIALS		71,663,912

Information Technology - 4.7%
Electronic Equipment, Instruments & Components - 4.1%
Hexagon AB B Shares	444,200	5,414,629
Lagercrantz Group AB B Shares	323,653	7,951,434
		13,366,063
Technology Hardware, Storage & Peripherals - 0.6%
Dynavox Group AB (b)	203,100	2,097,220
TOTAL INFORMATION TECHNOLOGY		15,463,283

Materials - 2.4%
Metals & Mining - 1.5%
Boliden AB (b)	110,900	5,007,879
Paper & Forest Products - 0.9%
Svenska Cellulosa AB SCA B Shares	219,600	2,929,849
TOTAL MATERIALS		7,937,728

Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Swedish Logistic Property AB B Shares (b)(d)	142,304	626,869
TOTAL SWEDEN		135,700,862
SWITZERLAND - 1.2%
Industrials - 1.2%
Building Products - 1.2%
Belimo Holding AG	3,610	3,884,759
TAIWAN - 2.5%
Information Technology - 2.5%
Semiconductors & Semiconductor Equipment - 2.5%
Taiwan Semiconductor Manufacturing Co Ltd	83,000	4,009,029
Taiwan Semiconductor Manufacturing Co Ltd ADR	14,200	4,266,106

TOTAL TAIWAN		8,275,135
UNITED KINGDOM - 2.2%
Consumer Staples - 1.4%
Tobacco - 1.4%
British American Tobacco PLC	84,796	4,342,874
Financials - 0.7%
Financial Services - 0.7%
Enity Holding AB	245,900	2,454,276
Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Verisure PLC (b)	16,300	301,175
TOTAL UNITED KINGDOM		7,098,325
UNITED STATES - 0.4%
Communication Services - 0.4%
Entertainment - 0.4%
Spotify Technology SA (b)	1,900	1,245,108
TOTAL COMMON STOCKS (Cost $235,802,159)		325,503,142

Money Market Funds - 0.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.18	631,848	631,975
Fidelity Securities Lending Cash Central Fund (e)(f)	4.18	1,790,347	1,790,526
TOTAL MONEY MARKET FUNDS (Cost $2,422,501)			2,422,501

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $238,224,660)	327,925,643
NET OTHER ASSETS (LIABILITIES) - 0.1%	477,876
NET ASSETS - 100.0%	328,403,519

Legend

(a)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $8,846,706 or 2.7% of net assets.

(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,560,463 or 1.7% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	9,501,575	87,428,533	96,298,124	286,754	(9)	-	631,975	631,848	0.0%
Fidelity Securities Lending Cash Central Fund	976,198	25,307,673	24,493,345	7,056	-	-	1,790,526	1,790,347	0.0%
Total	10,477,773	112,736,206	120,791,469	293,810	(9)	-	2,422,501

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	7,812,169	7,812,169	-	-
Consumer Discretionary	8,464,732	8,464,732	-	-
Consumer Staples	9,173,190	4,830,316	4,342,874	-
Energy	6,028,544	-	6,028,544	-
Financials	80,717,218	80,717,218	-	-
Health Care	41,997,216	9,180,053	32,817,163	-
Industrials	113,002,553	88,602,216	24,400,337	-
Information Technology	33,641,393	16,744,999	16,896,394	-
Materials	17,123,702	17,123,702	-	-
Real Estate	2,557,878	2,557,878	-	-
Utilities	4,984,547	4,984,547	-	-

Money Market Funds	2,422,501	2,422,501	-	-
Total Investments in Securities:	327,925,643	243,440,331	84,485,312	-
Fidelity® Nordic Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $1,680,245) - See accompanying schedule:
Unaffiliated issuers (cost $235,802,159)	$325,503,142
Fidelity Central Funds (cost $2,422,501)	2,422,501

Total Investment in Securities (cost $238,224,660)		$327,925,643
Foreign currency held at value (cost $61)		61
Receivable for investments sold		36,698
Receivable for fund shares sold		164,827
Dividends receivable		92,503
Reclaims receivable		3,939,890
Distributions receivable from Fidelity Central Funds		6,963
Prepaid expenses		365
Total assets		332,166,950
Liabilities
Payable for investments purchased	$335,017
Payable for fund shares redeemed	487,539
Accrued management fee	224,112
Payable for IRS closing agreement payments and fees	868,486
Other payables and accrued expenses	57,751
Collateral on securities loaned	1,790,526
Total liabilities		3,763,431
Net Assets		$328,403,519
Net Assets consist of:
Paid in capital		$225,892,509
Total accumulated earnings (loss)		102,511,010
Net Assets		$328,403,519
Net Asset Value, offering price and redemption price per share ($328,403,519 ÷ 4,809,601 shares)		$68.28
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$8,394,134
Foreign Tax Reclaims		4,625,660
Income from Fidelity Central Funds (including $7,056 from security lending)		293,810
Less IRS closing agreement payments and fees		(867,240)
Income before foreign taxes withheld		$12,446,364
Less foreign taxes withheld		(1,880,642)
Total income		10,565,722
Expenses
Management fee	$2,622,346
Custodian fees and expenses	31,126
Independent trustees' fees and expenses	1,285
Registration fees	27,789
Audit fees	85,157
Legal	494
Miscellaneous	2,633
Total expenses before reductions	2,770,830
Expense reductions	(831)
Total expenses after reductions		2,769,999
Net Investment income (loss)		7,795,723
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	17,897,667
Fidelity Central Funds	(9)
Foreign currency transactions	128,388
Total net realized gain (loss)		18,026,046
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	3,986,515
Assets and liabilities in foreign currencies	163,099
Total change in net unrealized appreciation (depreciation)		4,149,614
Net gain (loss)		22,175,660
Net increase (decrease) in net assets resulting from operations		$29,971,383
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,795,723	$4,773,825
Net realized gain (loss)	18,026,046	14,138,360
Change in net unrealized appreciation (depreciation)	4,149,614	44,961,022
Net increase (decrease) in net assets resulting from operations	29,971,383	63,873,207
Distributions to shareholders	(17,187,035)	(158,641)

Share transactions
Proceeds from sales of shares	40,045,592	38,753,187
Reinvestment of distributions	15,532,893	143,738
Cost of shares redeemed	(72,553,478)	(56,670,115)

Net increase (decrease) in net assets resulting from share transactions	(16,974,993)	(17,773,190)
Total increase (decrease) in net assets	(4,190,645)	45,941,376

Net Assets
Beginning of period	332,594,164	286,652,788
End of period	$328,403,519	$332,594,164

Other Information
Shares
Sold	625,961	576,139
Issued in reinvestment of distributions	257,979	2,295
Redeemed	(1,147,997)	(858,020)
Net increase (decrease)	(264,057)	(279,586)

Financial Highlights
Fidelity® Nordic Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$65.55	$53.55	$46.13	$75.57	$56.51
Income from Investment Operations
Net investment income (loss) A,B	1.56 C	.92	.93	.78	1.06
Net realized and unrealized gain (loss)	4.65	11.11	6.49	(20.65) D	20.17
Total from investment operations	6.21	12.03	7.42	(19.87)	21.23
Distributions from net investment income	(2.36)	(.03)	-	(3.02)	(.96)
Distributions from net realized gain	(1.12)	-	-	(6.56)	(1.21)
Total distributions	(3.48)	(.03)	-	(9.57) E	(2.17)
Net asset value, end of period	$68.28	$65.55	$53.55	$46.13	$75.57
Total Return F	10.19 % C	22.47%	16.08%	(29.33)% D	38.39%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.86%	.88%	.94%	.93%	.92%
Expenses net of fee waivers, if any	.86%	.88%	.93%	.92%	.92%
Expenses net of all reductions, if any	.86%	.88%	.93%	.92%	.92%
Net investment income (loss)	2.43%	1.39%	1.69%	1.45%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$328,404	$332,594	$286,653	$257,164	$422,673
Portfolio turnover rate I	49%	21%	23%	42%	34%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income (loss) per share reflects EU reclaims which amounted to $.75 per share. Excluding these EU reclaims, the total return would have been 9.02%.
DAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been (29.35)%.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.

Notes to Financial Statements
For the period ended October 31, 2025

1. Organization.
Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. For U.S. income tax purposes, EU reclaims received by a fund reduce the amounts of foreign taxes shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by a fund during the fiscal year exceed foreign withholding taxes paid in that year, and a fund previously passed foreign tax credit on to its shareholders, a fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of shareholders. During the fiscal years ended October 31, 2023 and October 31, 2025, the Fund received EU reclaims in excess of foreign withholding taxes paid. The Fund is seeking a closing agreement with the IRS and has accrued the estimated payments and associated interest and fees due to the IRS as presented in the Statement of Assets and Liabilities in payable for IRS closing agreement payments and fees, and in the Statement of Operations in IRS closing agreement payments and fees. The actual fees may differ from the estimate.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), non-deductible expenses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$81,565,254
Gross unrealized depreciation	(5,564,917)
Net unrealized appreciation (depreciation)	$76,000,337
Tax Cost	$251,925,306

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,474,151
Undistributed long-term capital gain	$15,741,498
Net unrealized appreciation (depreciation) on securities and other investments	$76,118,554

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$11,653,817	$158,641
Long-term Capital Gains	5,533,218	-
Total	$17,187,035	$158,641

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. Exchange-traded and/or OTC options were used to manage exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Nordic Fund	151,848,165	169,093,471
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Nordic Fund	.85

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Nordic Fund	.82

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Nordic Fund	12

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Nordic Fund	5,481,913	683,970	30,212
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Nordic Fund	441
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Nordic Fund	751	-	-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $831.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Pacific Basin Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 95.8%
	Shares	Value ($)
AUSTRALIA - 5.6%
Financials - 4.3%
Capital Markets - 2.4%
HUB24 Ltd	143,970	10,753,823
Macquarie Group Ltd	92,404	13,214,124
		23,967,947
Financial Services - 1.9%
Challenger Ltd	2,079,470	12,667,160
Cuscal Ltd	2,233,531	6,094,035
		18,761,195
TOTAL FINANCIALS		42,729,142

Industrials - 0.6%
Commercial Services & Supplies - 0.6%
Brambles Ltd	382,033	6,214,110
Information Technology - 0.7%
Software - 0.7%
Canva Australia Holdings Pty Ltd Class A (a)(b)(c)	4,024	6,624,349
TOTAL AUSTRALIA		55,567,601
CHINA - 25.1%
Communication Services - 10.0%
Entertainment - 1.2%
DouYu International Holdings Ltd ADR	887,510	6,097,193
HUYA Inc Class A ADR (d)	2,391,957	6,577,882
		12,675,075
Interactive Media & Services - 8.8%
Autohome Inc Class A ADR	299,800	7,554,960
Baidu Inc A Shares (c)	538,000	8,143,296
Tencent Holdings Ltd	878,800	71,382,959
		87,081,215
TOTAL COMMUNICATION SERVICES		99,756,290

Consumer Discretionary - 8.3%
Broadline Retail - 4.1%
Alibaba Group Holding Ltd	629,600	13,397,100
PDD Holdings Inc Class A ADR (c)	203,600	27,459,533
		40,856,633
Diversified Consumer Services - 2.3%
New Oriental Education & Technology Group Inc (c)	435,700	2,605,379
New Oriental Education & Technology Group Inc ADR (c)	56,900	3,389,533
TAL Education Group Class A ADR (c)	1,406,700	17,246,142
		23,241,054
Hotels, Restaurants & Leisure - 1.9%
Atour Lifestyle Holdings Ltd ADR	246,116	9,588,679
Luckin Coffee Inc ADR (c)	233,200	9,351,320
		18,939,999
TOTAL CONSUMER DISCRETIONARY		83,037,686

Financials - 2.1%
Capital Markets - 0.8%
Noah Holdings Ltd Class A ADR	721,400	8,144,606
Consumer Finance - 1.3%
Lufax Holding Ltd ADR (c)(d)	3,947,300	12,315,576
TOTAL FINANCIALS		20,460,182

Health Care - 2.1%
Biotechnology - 0.9%
Zai Lab Ltd (c)	1,791,200	4,673,948
Zai Lab Ltd ADR (c)(d)	162,700	4,251,351
		8,925,299
Health Care Equipment & Supplies - 1.2%
Zylox-Tonbridge Medical Technology Co Ltd H Shares (e)(f)	3,915,500	11,922,030
TOTAL HEALTH CARE		20,847,329

Industrials - 1.9%
Aerospace & Defense - 0.5%
EHang Holdings Ltd ADR (c)	281,900	5,189,779
Ground Transportation - 1.4%
DiDi Global Inc ADR (c)	1,187,200	7,645,568
Full Truck Alliance Co Ltd ADR	481,300	6,256,900
		13,902,468
TOTAL INDUSTRIALS		19,092,247

Information Technology - 0.7%
Software - 0.7%
Mininglamp Technology Group Ltd	16,520	299,763
Pony AI Inc ADR (c)	333,056	6,221,486
		6,521,249
TOTAL CHINA		249,714,983
FRANCE - 0.5%
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
SOITEC (c)	103,000	4,873,577
HONG KONG - 3.6%
Financials - 3.6%
Capital Markets - 0.6%
Futu Holdings Ltd Class A ADR	30,500	6,070,720
Insurance - 3.0%
AIA Group Ltd	2,210,400	21,508,821
Prudential PLC	577,619	8,033,577
		29,542,398
TOTAL FINANCIALS		35,613,118

Materials - 0.0%
Metals & Mining - 0.0%
China Metal Recycling Holdings Ltd (a)(c)	2,572,200	3
TOTAL HONG KONG		35,613,121
INDIA - 0.2%
Consumer Discretionary - 0.0%
Household Durables - 0.0%
LG Electronics India Ltd	8,475	158,835
Materials - 0.2%
Metals & Mining - 0.2%
PTC Industries Ltd (c)	11,322	2,204,452
TOTAL INDIA		2,363,287
INDONESIA - 1.1%
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Sumber Alfaria Trijaya Tbk PT	4,437,487	536,341
Financials - 1.0%
Banks - 1.0%
Bank Central Asia Tbk PT	6,792,100	3,477,501
Bank Rakyat Indonesia Persero Tbk PT	28,040,000	6,707,736
		10,185,237
TOTAL INDONESIA		10,721,578
JAPAN - 30.0%
Communication Services - 2.4%
Entertainment - 2.4%
Daiichikosho Co Ltd	232,600	2,379,429
Nintendo Co Ltd	254,500	21,706,279
		24,085,708
Consumer Discretionary - 2.4%
Broadline Retail - 0.6%
Pan Pacific International Holdings Corp	1,181,000	7,025,306
Hotels, Restaurants & Leisure - 0.9%
Kyoritsu Maintenance Co Ltd (d)	352,700	6,872,742
Metaplanet Inc (c)(d)	604,600	1,926,277
		8,799,019
Household Durables - 0.9%
Open House Group Co Ltd	177,300	8,535,388
TOTAL CONSUMER DISCRETIONARY		24,359,713

Consumer Staples - 0.4%
Personal Care Products - 0.4%
Rohto Pharmaceutical Co Ltd	228,000	3,534,436
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
ENEOS Holdings Inc	595,800	3,760,913
Financials - 3.9%
Banks - 0.5%
Sumitomo Mitsui Financial Group Inc	191,400	5,181,927
Capital Markets - 0.6%
SBI Holdings Inc	122,100	5,477,902
Financial Services - 1.9%
ORIX Corp	751,800	18,390,568
Insurance - 0.9%
LIFENET INSURANCE CO (c)(d)	370,100	4,519,682
Tokio Marine Holdings Inc	128,300	4,784,717
		9,304,399
TOTAL FINANCIALS		38,354,796

Health Care - 2.0%
Health Care Equipment & Supplies - 1.8%
Hoya Corp	108,600	17,677,185
Health Care Providers & Services - 0.2%
CUC Inc (c)(d)	326,100	2,234,518
TOTAL HEALTH CARE		19,911,703

Industrials - 7.9%
Electrical Equipment - 1.2%
Fuji Electric Co Ltd	95,700	6,868,094
NIDEC CORP (d)	414,500	5,064,587
		11,932,681
Industrial Conglomerates - 2.7%
Hitachi Ltd	765,200	26,405,383
Machinery - 1.8%
IHI Corp	389,600	8,127,727
Mitsubishi Heavy Industries Ltd	322,100	9,724,098
		17,851,825
Professional Services - 2.2%
BayCurrent Inc	127,600	5,849,679
Funai Soken Holdings Inc	257,200	4,053,850
SMS Co Ltd	272,600	2,354,361
Visional Inc (c)	142,500	9,912,400
		22,170,290
TOTAL INDUSTRIALS		78,360,179

Information Technology - 8.5%
Electronic Equipment, Instruments & Components - 1.7%
Hamamatsu Photonics KK	574,700	6,453,302
Ibiden Co Ltd	110,400	10,469,768
		16,923,070
IT Services - 1.5%
Fujitsu Ltd	392,000	10,215,699
NSD Co Ltd	228,200	4,880,586
		15,096,285
Semiconductors & Semiconductor Equipment - 3.1%
Kioxia Holdings Corp (c)(d)	257,700	18,101,373
Renesas Electronics Corp	882,600	10,899,734
Tekscend Photomask Corp (c)	58,000	1,309,714
		30,310,821
Software - 1.2%
Money Forward Inc (c)(d)	402,500	11,752,969
Technology Hardware, Storage & Peripherals - 1.0%
FUJIFILM Holdings Corp	447,200	10,364,616
TOTAL INFORMATION TECHNOLOGY		84,447,761

Materials - 1.7%
Chemicals - 1.7%
Kuraray Co Ltd (d)	451,500	4,899,966
Nippon Paint Holdings Co Ltd	507,700	3,236,748
Shin-Etsu Chemical Co Ltd	70,300	2,113,144
Toyo Gosei Co Ltd (d)	148,700	6,783,213
		17,033,071
Real Estate - 0.4%
Hotel & Resort REITs - 0.4%
Invincible Investment Corp	9,000	4,023,749
TOTAL JAPAN		297,872,029
KOREA (SOUTH) - 8.1%
Communication Services - 3.4%
Diversified Telecommunication Services - 2.5%
KT Corp	326,740	11,219,239
KT Corp ADR	713,300	13,231,715
		24,450,954
Interactive Media & Services - 0.9%
Webtoon Entertainment Inc (c)(d)	514,503	9,019,237
TOTAL COMMUNICATION SERVICES		33,470,191

Consumer Staples - 0.4%
Food Products - 0.4%
NongShim Co Ltd	15,950	4,865,595
Financials - 0.9%
Banks - 0.9%
KB Financial Group Inc	111,279	9,055,439
Industrials - 1.0%
Aerospace & Defense - 1.0%
Hanwha Aerospace Co Ltd	6,910	4,733,142
Korea Aerospace Industries Ltd	66,860	4,836,995
		9,570,137
Information Technology - 2.4%
Technology Hardware, Storage & Peripherals - 2.4%
Samsung Electronics Co Ltd	310,870	23,381,698
TOTAL KOREA (SOUTH)		80,343,060
SINGAPORE - 1.2%
Consumer Discretionary - 1.2%
Broadline Retail - 1.2%
Sea Ltd Class A ADR (c)	74,700	11,671,875
TAIWAN - 11.3%
Information Technology - 11.3%
Semiconductors & Semiconductor Equipment - 11.3%
MediaTek Inc	205,000	8,725,388
Taiwan Semiconductor Manufacturing Co Ltd	2,146,000	103,655,126

TOTAL TAIWAN		112,380,514
THAILAND - 1.8%
Industrials - 1.8%
Transportation Infrastructure - 1.8%
Airports of Thailand PCL	13,770,800	17,526,859
UNITED STATES - 7.3%
Health Care - 0.9%
Biotechnology - 0.7%
Legend Biotech Corp ADR (c)	199,800	6,473,520
Health Care Equipment & Supplies - 0.2%
Anteris Technologies Global Corp depository receipt	452,994	2,095,506
GI Dynamics Inc (a)(c)	111,225	1
		2,095,507
TOTAL HEALTH CARE		8,569,027

Industrials - 0.4%
Aerospace & Defense - 0.4%
Space Exploration Technologies Corp (a)(b)(c)	22,539	4,778,267
Information Technology - 5.1%
Semiconductors & Semiconductor Equipment - 1.4%
Amkor Technology Inc	445,600	14,383,968
Technology Hardware, Storage & Peripherals - 3.7%
Seagate Technology Holdings PLC	70,500	18,039,540
Western Digital Corp	120,300	18,070,263
		36,109,803
TOTAL INFORMATION TECHNOLOGY		50,493,771

Materials - 0.9%
Construction Materials - 0.9%
James Hardie Industries PLC depository receipt (c)	435,406	9,176,183
TOTAL UNITED STATES		73,017,248
TOTAL COMMON STOCKS (Cost $601,446,680)		951,665,732

Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
AUSTRALIA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Canva Australia Holdings Pty Ltd Series A (a)(b)(c)	85	139,928
Canva Australia Holdings Pty Ltd Series A2 (a)(b)(c)	15	24,693

TOTAL AUSTRALIA		164,621
CHINA - 0.1%
Health Care - 0.1%
Health Care Providers & Services - 0.1%
dMed Biopharmaceutical Co Ltd Series C (a)(b)(c)	76,206	608,886
INDIA - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Meesho Series D-2 (a)(b)	240,720	370,709
Meesho Series E (a)(b)	40,080	61,723
Meesho Series F (a)(b)	37,847	58,284

TOTAL INDIA		490,716
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,485,831)		1,264,223

Non-Convertible Preferred Stocks - 2.0%
	Shares	Value ($)
KOREA (SOUTH) - 2.0%
Financials - 0.7%
Insurance - 0.7%
Samsung Fire & Marine Insurance Co Ltd	30,652	7,248,769
Information Technology - 1.3%
Technology Hardware, Storage & Peripherals - 1.3%
Samsung Electronics Co Ltd	219,180	12,942,916
TOTAL KOREA (SOUTH)		20,191,685
TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $12,442,059)		20,191,685

Money Market Funds - 5.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.18	19,024,518	19,028,323
Fidelity Securities Lending Cash Central Fund (g)(h)	4.18	32,972,516	32,975,814
TOTAL MONEY MARKET FUNDS (Cost $52,004,137)			52,004,137

TOTAL INVESTMENT IN SECURITIES - 103.1% (Cost $667,378,707)	1,025,125,777
NET OTHER ASSETS (LIABILITIES) - (3.1)%	(30,474,293)
NET ASSETS - 100.0%	994,651,484

Legend

(a)	Level 3 security.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,666,839 or 1.3% of net assets.

(c)	Non-income producing.
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,922,030 or 1.2% of net assets.

(f)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $11,922,030 or 1.2% of net assets.

(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Canva Australia Holdings Pty Ltd Class A	3/18/2024 - 8/19/2025	4,915,360

Canva Australia Holdings Pty Ltd Series A	9/22/2023	90,666

Canva Australia Holdings Pty Ltd Series A2	9/22/2023	16,000

dMed Biopharmaceutical Co Ltd Series C	12/1/2020	1,082,365

Meesho Series D-2	7/15/2024	224,672

Meesho Series E	7/15/2024	37,408

Meesho Series F	7/15/2024	34,720

Space Exploration Technologies Corp	2/16/2021 - 5/24/2022	1,437,725

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,294,188	213,219,806	195,485,412	250,707	(259)	-	19,028,323	19,024,518	0.0%
Fidelity Securities Lending Cash Central Fund	22,547,314	194,464,242	184,035,742	800,868	-	-	32,975,814	32,972,516	0.1%
Total	23,841,502	407,684,048	379,521,154	1,051,575	(259)	-	52,004,137

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	157,312,189	44,860,416	112,451,773	-
Consumer Discretionary	119,228,109	96,200,324	23,027,785	-
Consumer Staples	8,936,372	8,936,372	-	-
Energy	3,760,913	3,760,913	-	-
Financials	156,397,914	79,257,628	77,140,286	-
Health Care	49,328,059	44,654,110	4,673,948	1
Industrials	135,541,799	121,039,434	9,724,098	4,778,267
Information Technology	288,722,919	146,663,632	135,434,938	6,624,349
Materials	28,413,709	26,300,562	2,113,144	3
Real Estate	4,023,749	4,023,749	-	-

Convertible Preferred Stocks
Consumer Discretionary	490,716	-	-	490,716
Health Care	608,886	-	-	608,886
Information Technology	164,621	-	-	164,621

Non-Convertible Preferred Stocks
Financials	7,248,769	7,248,769	-	-
Information Technology	12,942,916	12,942,916	-	-

Money Market Funds	52,004,137	52,004,137	-	-
Total Investments in Securities:	1,025,125,777	647,892,962	364,565,972	12,666,843
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2025 ($)
Common Stocks	4,822,286	-	3,757,763	2,822,571	-	-	-	-	11,402,620	3,757,763
Convertible Preferred Stocks	882,109	(27,172)	546,402	296,800	(433,916)	-	-	-	1,264,223	544,513

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's Statement of Operations.

Fidelity® Pacific Basin Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $31,029,737) - See accompanying schedule:
Unaffiliated issuers (cost $615,374,570)	$973,121,640
Fidelity Central Funds (cost $52,004,137)	52,004,137

Total Investment in Securities (cost $667,378,707)		$1,025,125,777
Foreign currency held at value (cost $9,824)		9,824
Receivable for investments sold		5,681,301
Receivable for fund shares sold		452,775
Dividends receivable		1,842,044
Distributions receivable from Fidelity Central Funds		46,722
Prepaid expenses		887
Other receivables		125,332
Total assets		1,033,284,662
Liabilities
Payable for investments purchased	$4,462,031
Payable for fund shares redeemed	321,912
Accrued management fee	792,909
Other payables and accrued expenses	80,513
Collateral on securities loaned	32,975,813
Total liabilities		38,633,178
Net Assets		$994,651,484
Net Assets consist of:
Paid in capital		$601,959,995
Total accumulated earnings (loss)		392,691,489
Net Assets		$994,651,484
Net Asset Value, offering price and redemption price per share ($994,651,484 ÷ 23,376,560 shares)		$42.55
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$13,059,904
Special dividends		12,338,026
Income from Fidelity Central Funds (including $800,868 from security lending)		1,051,575
Income before foreign taxes withheld		$26,449,505
Less foreign taxes withheld		(1,258,539)
Total income		25,190,966
Expenses
Management fee
Basic fee	$6,396,708
Performance adjustment	787,009
Custodian fees and expenses	179,512
Independent trustees' fees and expenses	2,923
Registration fees	37,470
Audit fees	118,374
Legal	2,710
Interest	22,724
Miscellaneous	3,221
Total expenses		7,550,651
Net Investment income (loss)		17,640,315
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	45,384,500
Fidelity Central Funds	(259)
Foreign currency transactions	(81,052)
Total net realized gain (loss)		45,303,189
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $13,632)	172,763,561
Assets and liabilities in foreign currencies	42,499
Total change in net unrealized appreciation (depreciation)		172,806,060
Net gain (loss)		218,109,249
Net increase (decrease) in net assets resulting from operations		$235,749,564
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,640,315	$19,714,129
Net realized gain (loss)	45,303,189	6,434,285
Change in net unrealized appreciation (depreciation)	172,806,060	145,497,408
Net increase (decrease) in net assets resulting from operations	235,749,564	171,645,822
Distributions to shareholders	(38,319,917)	(36,646,040)

Share transactions
Proceeds from sales of shares	155,495,367	40,195,016
Reinvestment of distributions	28,600,287	28,015,888
Cost of shares redeemed	(102,559,536)	(137,490,015)

Net increase (decrease) in net assets resulting from share transactions	81,536,118	(69,279,111)
Total increase (decrease) in net assets	278,965,765	65,720,671

Net Assets
Beginning of period	715,685,719	649,965,048
End of period	$994,651,484	$715,685,719

Other Information
Shares
Sold	4,305,008	1,319,130
Issued in reinvestment of distributions	909,678	1,000,210
Redeemed	(2,978,157)	(4,570,449)
Net increase (decrease)	2,236,529	(2,251,109)

Financial Highlights
Fidelity® Pacific Basin Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$33.85	$27.79	$25.99	$46.10	$40.16
Income from Investment Operations
Net investment income (loss) A,B	.80 C	.88 D	.32 E	.22	.15
Net realized and unrealized gain (loss)	9.73	6.77	3.88	(14.49)	7.74
Total from investment operations	10.53	7.65	4.20	(14.27)	7.89
Distributions from net investment income	(1.83)	(.25)	-	(1.17) F	(.10)
Distributions from net realized gain	-	(1.34)	(2.40)	(4.67) F	(1.85)
Total distributions	(1.83)	(1.59)	(2.40)	(5.84)	(1.95)
Net asset value, end of period	$42.55	$33.85	$27.79	$25.99	$46.10
Total Return G	33.02%	28.70%	16.06%	(35.11)%	20.08%
Ratios to Average Net Assets A,H,I
Expenses before reductions	.98%	.88%	1.07%	1.12%	1.04%
Expenses net of fee waivers, if any	.98%	.88%	1.07%	1.12%	1.04%
Expenses net of all reductions, if any	.98%	.88%	1.07%	1.12%	1.04%
Net investment income (loss)	2.28% C	2.88% D	1.08% E	.64%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$994,651	$715,686	$649,965	$657,558	$1,214,726
Portfolio turnover rate J	47%	61%	46%	29%	40%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.56 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .69%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.39 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.61%.
ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .84%.
FThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.

Notes to Financial Statements
For the period ended October 31, 2025

1. Organization.
Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Common Stocks	$11,402,620	Market comparable	Enterprise value/Revenue multiple (EV/R)	14.0	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	35.9	Increase
		Recovery value	Recovery value	$0.00	Increase
Convertible Preferred Stocks	$1,264,223	Market comparable	Enterprise value/Revenue multiple (EV/R)	6.0 - 14.0/8.0	Increase
		Market approach	Transaction price	$15.40	Increase
			Discount rate	10.0%	Decrease
		Black scholes	Volatility	60.0%	Increase
			Discount rate	3.5%	Increase
			Term	3.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$365,758,004
Gross unrealized depreciation	(46,118,969)
Net unrealized appreciation (depreciation)	$319,639,035
Tax Cost	$705,486,742

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$44,557,847
Undistributed long-term capital gain	$28,587,239
Net unrealized appreciation (depreciation) on securities and other investments	$319,546,403

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$38,319,917	$17,687,206
Long-term Capital Gains	-	18,958,834
Total	$38,319,917	$36,646,040

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pacific Basin Fund	401,335,104	357,787,034
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Pacific Basin Fund	.83

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Pacific Basin Fund	.83

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Pacific Basin Fund	MSCI All Country Pacific Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of the Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .10%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Pacific Basin Fund	6,628

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Pacific Basin Fund	Borrower	7,949,478	4.53%	21,905

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Pacific Basin Fund	-	5,169,785	2,789,630
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Pacific Basin Fund	1,012
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Pacific Basin Fund	84,331	-	-
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Pacific Basin Fund	555,000	4.83%	819
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Pacific Basin Fund	16%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (nine of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the "Funds") as of October 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2025, and the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fidelity Europe Fund (1)
Fidelity Pacific Basin Fund (1)
Fidelity Canada Fund (1)
Fidelity Emerging Markets Fund (2)
Fidelity Nordic Fund (1)
Fidelity Japan Fund (1)
Fidelity Emerging Asia Fund (1)
Fidelity China Region Fund (1)
Fidelity Japan Smaller Companies Fund (1)

1. Statement of assets and liabilities, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, and the financial highlights for each of the periods indicated therein.

2. Consolidated statement of asset and liabilities, including the consolidated schedule of investments, as of October 31, 2025, the related consolidated statement of operations for the year ended October 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2025, and the consolidated financial highlights for each of the periods indicated therein.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2025, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Canada Fund	$48,750,714
Fidelity Japan Fund	$35,176,084
Fidelity Japan Smaller Companies Fund	$52,270,187
Fidelity Nordic Fund	$17,647,207
Fidelity Pacific Basin Fund	$28,587,239
The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December 2024
Fidelity Japan Fund	100%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Canada Fund	$40,259
Fidelity China Region Fund	$1,037,843
Fidelity Emerging Markets Fund	$4,352,282
Fidelity Europe Fund	$203,733
Fidelity Japan Fund	$73,144
Fidelity Nordic Fund	$398,591
Fidelity Pacific Basin Fund	$217,435
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail	Class K	Class I	Class Z
Fidelity Pacific Basin Fund
December 13, 2024	-	-	-	1%	-	-	-

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail	Class K	Class I	Class Z
Fidelity Canada Fund
December 13, 2024	100%	100%	100%	100%	-	100%	100%
Fidelity China Region Fund
December 13, 2024	59.07%	64.75%	100%	52.11%	-	50.88%	46.95%
Fidelity Emerging Markets Fund
December 13, 2024	93.74%	100%	100%	92.28%	82.84%	93.11%	-
Fidelity Europe Fund
December 13, 2024	77.28%	84.88%	100%	69.81%	-	73.97%	66.21%
Fidelity Japan Fund
December 13, 2024	55.94%	58.95%	73.12%	50.10%	-	59.46%	47.66%
Fidelity Japan Smaller Companies Fund
December 13, 2024	-	-	-	75.67%	-	-	-
Fidelity Nordic Fund
December 13, 2024	-	-	-	55.60%	-	-	-
Fidelity Pacific Basin Fund
December 13, 2024	-	-	-	21.99%	-	-	-

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/16/2024	$0.8591	$0.1656
Class M	12/16/2024	$0.6864	$0.1656
Class C	12/16/2024	$0.1862	$0.1656
Canada	12/16/2024	$1.0706	$0.1656
Class I	12/16/2024	$1.2462	$0.1656
Class Z	12/16/2024	$1.3018	$0.1656
Fidelity China Region Fund
Class A	12/16/2024	$0.5133	$0.0784
Class M	12/16/2024	$0.4682	$0.0784
Class C	12/16/2024	$0.2897	$0.0784
China Region	12/16/2024	$0.5819	$0.0784
Class I	12/16/2024	$0.5960	$0.0784
Class Z	12/16/2024	$0.6458	$0.0784
Fidelity Emerging Markets Fund
Class A	12/16/2024	$0.4022	$0.2005
Class M	12/16/2024	$0.3201	$0.2005
Class C	12/16/2024	$0.1959	$0.2005
Emerging Markets	12/16/2024	$0.4086	$0.2005
Class K	12/16/2024	$0.4552	$0.2005
Class I	12/16/2024	$0.4050	$0.2005
Class Z	12/16/2024	$0.0000	$0.0000
Fidelity Europe Fund
Class A	12/16/2024	$1.0141	$0.0000
Class M	12/16/2024	$0.9233	$0.0000
Class C	12/16/2024	$0.6560	$0.0000
Europe	12/16/2024	$1.1226	$0.0000
Class I	12/16/2024	$1.0595	$0.0000
Class Z	12/16/2024	$1.1838	$0.0000
Fidelity Japan Fund
Class A	12/16/2024	$0.4200	$0.0294
Class M	12/16/2024	$0.3986	$0.0294
Class C	12/16/2024	$0.3213	$0.0294
Japan	12/16/2024	$0.4690	$0.0294
Class I	12/16/2024	$0.3952	$0.0294
Class Z	12/16/2024	$0.4930	$0.0294
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/16/2024	$0.3953	$0.0332
Fidelity Nordic Fund
Nordic	12/16/2024	$2.5156	$0.2576
Fidelity Pacific Basin Fund
Pacific Basin	12/16/2024	$1.4709	$0.0852

The funds will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Canada Fund
Fidelity China Region Fund
Fidelity Emerging Asia Fund
Fidelity Emerging Markets Fund
Fidelity Europe Fund
Fidelity Japan Fund
Fidelity Japan Smaller Companies Fund
Fidelity Nordic Fund
Fidelity Pacific Basin Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio of the fund or a representative class, as applicable (the representative class was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in that fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending under separate agreements.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against an appropriate index (benchmark index) and, for Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. Fidelity Emerging Markets Fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2025. As a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, each fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that, in exchange for the variable management fee, each class of each fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of each fund's management fee and the total expense ratio of each fund or the retail class of each fund, as applicable, the Board considered each fund's or each retail class's effective management fee rate, as applicable, from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and fund paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. For Fidelity Canada Fund, Fidelity Emerging Asia Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Pacific Basin Fund, the Board also considered information about the impact of each fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account a fund's performance adjustment, if applicable) of the fund or retail class, as applicable, relative to the total peer group; (ii) gross management fee comparisons of the fund or the retail class, as applicable, relative to a subset of non-Fidelity funds in the total peer group that are similar in size to each fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund or the retail class, as applicable, relative to funds and classes in the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the fund or the retail class, as applicable, relative to the asset-sized peer group. The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate of each fund or the retail class of each fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. The information provided to the Board indicated that the total expense ratio of each fund or the retail class of each fund, as applicable, ranked below the competitive median of the total mapped group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
For Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, the Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
For Fidelity Canada Fund, Fidelity Emerging Asia Fund, Fidelity Europe Fund, Fidelity Japan Fund and Fidelity Pacific Basin Fund, the Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, each fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.
For Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, in connection with its consideration of each fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the management fee of each fund or each class of each fund, as applicable, including the use of the retail class as the basis for the performance adjustment (for Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund and Fidelity Japan Fund), is fair and reasonable in light of the services that each fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each fund or each class of each fund, as applicable, was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that each fund's management contract incorporates a variable management fee structure, which provides for breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as each fund; and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through May 31, 2026.

1.754542.125
TIF-ANN-1225
Fidelity® Total International Equity Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Total International Equity Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 96.7%
	Shares	Value ($)
AUSTRALIA - 1.3%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Whitehaven Coal Ltd	38,536	181,541
Financials - 0.3%
Capital Markets - 0.3%
Macquarie Group Ltd	22,320	3,191,845
Insurance - 0.0%
Steadfast Group Ltd	96,588	353,906
TOTAL FINANCIALS		3,545,751

Materials - 1.0%
Metals & Mining - 1.0%
BHP Group Ltd	39,481	1,125,533
Glencore PLC	927,832	4,444,844
Imdex Ltd	288,578	649,529
Rio Tinto PLC	65,312	4,708,344
		10,928,250
TOTAL AUSTRALIA		14,655,542
AUSTRIA - 0.1%
Financials - 0.1%
Banks - 0.1%
Erste Group Bank AG	16,100	1,665,550
BAILIWICK OF JERSEY - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
JTC PLC (a)(b)	33,365	571,564
BELGIUM - 1.1%
Financials - 1.0%
Banks - 1.0%
KBC Ancora	16,073	1,263,510
KBC Group NV	82,072	9,862,081
		11,125,591
Health Care - 0.1%
Pharmaceuticals - 0.1%
UCB SA	5,418	1,389,525
TOTAL BELGIUM		12,515,116
BRAZIL - 1.0%
Financials - 0.3%
Banks - 0.3%
Itau Unibanco Holding SA	517,340	3,792,580
Materials - 0.7%
Metals & Mining - 0.7%
Gerdau SA ADR	955,147	3,333,463
Vale SA ADR	336,199	4,064,646
		7,398,109
TOTAL BRAZIL		11,190,689
CANADA - 7.3%
Consumer Discretionary - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Restaurant Brands International Inc (c)	56,836	3,733,009
Consumer Staples - 0.5%
Consumer Staples Distribution & Retail - 0.5%
Alimentation Couche-Tard Inc	101,070	5,136,551
Energy - 1.3%
Energy Equipment & Services - 0.0%
Pason Systems Inc	12,418	105,804
Oil, Gas & Consumable Fuels - 1.3%
Cameco Corp	53,782	5,496,497
Canadian Natural Resources Ltd	136,131	4,355,066
Suncor Energy Inc	124,421	4,954,485
		14,806,048
TOTAL ENERGY		14,911,852

Financials - 2.2%
Banks - 1.3%
Royal Bank of Canada	65,904	9,654,768
Toronto Dominion Bank	58,510	4,804,115
		14,458,883
Capital Markets - 0.5%
Brookfield Asset Management Ltd Class A	56,078	3,033,502
TMX Group Ltd	63,118	2,327,970
		5,361,472
Insurance - 0.4%
Intact Financial Corp	25,158	4,692,943
TOTAL FINANCIALS		24,513,298

Industrials - 1.1%
Commercial Services & Supplies - 0.3%
BOYD GROUP INC	18,169	2,902,143
Ground Transportation - 0.8%
Canadian Pacific Kansas City Ltd	120,999	8,707,304
Trading Companies & Distributors - 0.0%
Richelieu Hardware Ltd	15,959	437,506
TOTAL INDUSTRIALS		12,046,953

Information Technology - 0.6%
Software - 0.6%
Constellation Software Inc/Canada	2,296	6,042,366
Constellation Software Inc/Canada warrants 3/31/2040 (d)(e)	921	0
Lumine Group Inc Subordinate Voting Shares (b)(e)	9,800	234,073
		6,276,439
Materials - 1.3%
Chemicals - 0.2%
Nutrien Ltd	45,106	2,456,702
Metals & Mining - 1.1%
Franco-Nevada Corp	58,925	11,006,924
OR Royalties Inc	28,402	911,261
		11,918,185
TOTAL MATERIALS		14,374,887

TOTAL CANADA		80,992,989
CHILE - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Antofagasta PLC	95,920	3,515,682
CHINA - 9.6%
Communication Services - 3.4%
Interactive Media & Services - 3.4%
Tencent Holdings Ltd	453,402	36,828,830
Consumer Discretionary - 3.0%
Automobiles - 0.4%
BYD Co Ltd H Shares	327,469	4,239,517
Broadline Retail - 1.5%
Alibaba Group Holding Ltd ADR	47,243	8,051,624
PDD Holdings Inc Class A ADR (e)	62,831	8,474,017
		16,525,641
Diversified Consumer Services - 0.2%
TAL Education Group Class A ADR (e)	297,586	3,648,404
Hotels, Restaurants & Leisure - 0.5%
Meituan B Shares (a)(b)(e)	384,526	5,061,422
Shangri-La Asia Ltd	674,093	420,736
		5,482,158
Household Durables - 0.4%
Haier Smart Home Co Ltd A Shares (China)	1,081,400	4,073,445
TOTAL CONSUMER DISCRETIONARY		33,969,165

Consumer Staples - 0.0%
Personal Care Products - 0.0%
Chlitina Holding Ltd	39,146	127,188
Financials - 1.8%
Banks - 0.6%
China Construction Bank Corp H Shares	6,616,380	6,550,492
Insurance - 1.2%
China Life Insurance Co Ltd H Shares	2,869,278	9,054,018
PICC Property & Casualty Co Ltd H Shares	1,879,234	4,440,192
		13,494,210
TOTAL FINANCIALS		20,044,702

Health Care - 0.6%
Life Sciences Tools & Services - 0.4%
Wuxi Apptec Co Ltd H Shares (a)(b)	284,762	3,979,790
Pharmaceuticals - 0.2%
Hansoh Pharmaceutical Group Co Ltd (a)(b)	655,026	3,004,308
TOTAL HEALTH CARE		6,984,098

Industrials - 0.8%
Ground Transportation - 0.3%
Full Truck Alliance Co Ltd ADR	287,708	3,740,204
Machinery - 0.5%
Shenzhen Inovance Technology Co Ltd A Shares (China)	449,100	4,859,245
TOTAL INDUSTRIALS		8,599,449

TOTAL CHINA		106,553,432
DENMARK - 0.3%
Health Care - 0.1%
Pharmaceuticals - 0.1%
Novo Nordisk A/S Series B	25,524	1,256,590
Industrials - 0.2%
Air Freight & Logistics - 0.2%
DSV A/S	8,565	1,817,714
TOTAL DENMARK		3,074,304
FINLAND - 1.0%
Financials - 0.4%
Insurance - 0.4%
Mandatum Holding Oy	51,620	370,208
Sampo Oyj A Shares	386,887	4,311,399
		4,681,607
Industrials - 0.4%
Machinery - 0.4%
Kone Oyj B Shares	60,348	4,028,922
Utilities - 0.2%
Electric Utilities - 0.2%
Fortum Oyj	85,778	1,912,185
TOTAL FINLAND		10,622,714
FRANCE - 7.3%
Communication Services - 0.2%
Entertainment - 0.1%
Vivendi SE	379,547	1,365,827
Media - 0.1%
Canal+ SA	215,938	679,975
TOTAL COMMUNICATION SERVICES		2,045,802

Consumer Discretionary - 0.6%
Textiles, Apparel & Luxury Goods - 0.6%
LVMH Moet Hennessy Louis Vuitton SE	10,051	7,104,280
Consumer Staples - 0.4%
Beverages - 0.0%
Laurent-Perrier	1,451	156,546
Food Products - 0.4%
Danone SA	47,121	4,161,568
TOTAL CONSUMER STAPLES		4,318,114

Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
TotalEnergies SE	67,279	4,200,567
Financials - 1.0%
Banks - 0.3%
BNP Paribas SA	52,284	4,049,815
Insurance - 0.7%
AXA SA	167,116	7,250,898
TOTAL FINANCIALS		11,300,713

Health Care - 0.8%
Health Care Equipment & Supplies - 0.8%
EssilorLuxottica SA	23,940	8,755,717
Pharmaceuticals - 0.0%
Vetoquinol SA	4,517	388,406
TOTAL HEALTH CARE		9,144,123

Industrials - 3.5%
Aerospace & Defense - 2.6%
Airbus SE	46,317	11,420,437
LISI SA	10,676	625,129
Safran SA	46,825	16,637,790
		28,683,356
Building Products - 0.2%
Cie de Saint-Gobain SA	30,680	2,977,864
Electrical Equipment - 0.7%
Legrand SA	45,251	7,814,291
TOTAL INDUSTRIALS		39,475,511

Materials - 0.4%
Chemicals - 0.4%
Air Liquide SA	20,348	3,938,130
TOTAL FRANCE		81,527,240
GERMANY - 5.6%
Communication Services - 0.2%
Entertainment - 0.2%
CTS Eventim AG & Co KGaA	22,792	2,038,645
Interactive Media & Services - 0.0%
Scout24 SE (a)(b)	3,885	448,700
TOTAL COMMUNICATION SERVICES		2,487,345

Consumer Discretionary - 0.2%
Automobiles - 0.2%
Bayerische Motoren Werke AG	20,918	1,946,251
Specialty Retail - 0.0%
Fielmann Group AG	3,870	211,216
TOTAL CONSUMER DISCRETIONARY		2,157,467

Financials - 1.6%
Banks - 0.2%
Commerzbank AG	58,139	2,111,609
Capital Markets - 0.7%
Deutsche Bank AG	98,107	3,497,658
Deutsche Boerse AG	16,153	4,090,589
		7,588,247
Insurance - 0.7%
Hannover Rueck SE	11,901	3,393,756
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,846	4,854,273
		8,248,029
TOTAL FINANCIALS		17,947,885

Health Care - 0.5%
Health Care Providers & Services - 0.4%
Fresenius SE & Co KGaA	72,839	4,199,573
Pharmaceuticals - 0.1%
Bayer AG	41,129	1,279,296
TOTAL HEALTH CARE		5,478,869

Industrials - 1.3%
Aerospace & Defense - 0.5%
Rheinmetall AG	2,739	5,371,820
Air Freight & Logistics - 0.2%
Deutsche Post AG	60,579	2,783,386
Industrial Conglomerates - 0.5%
Siemens AG	19,124	5,419,691
Machinery - 0.1%
Daimler Truck Holding AG	24,848	994,130
TOTAL INDUSTRIALS		14,569,027

Information Technology - 1.2%
Software - 1.2%
SAP SE	52,981	13,778,902
Materials - 0.3%
Chemicals - 0.3%
BASF SE	39,816	1,964,595
Covestro AG	13,897	970,714
		2,935,309
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Vonovia SE	57,708	1,734,458
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
RWE AG	37,101	1,826,502
TOTAL GERMANY		62,915,764
GREECE - 0.8%
Financials - 0.8%
Banks - 0.8%
Eurobank Ergasias Services and Holdings SA	677,378	2,548,028
National Bank of Greece SA	433,215	6,364,155
		8,912,183
Industrials - 0.0%
Transportation Infrastructure - 0.0%
Athens International Airport SA	17,592	203,180
TOTAL GREECE		9,115,363
HONG KONG - 0.4%
Financials - 0.4%
Insurance - 0.4%
Prudential PLC	315,362	4,386,083
HUNGARY - 0.5%
Financials - 0.4%
Banks - 0.4%
OTP Bank Nyrt	43,214	4,121,770
Health Care - 0.1%
Pharmaceuticals - 0.1%
Richter Gedeon Nyrt	53,228	1,640,622
TOTAL HUNGARY		5,762,392
INDIA - 2.9%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Reliance Industries Ltd	85,440	1,430,721
Reliance Industries Ltd GDR (a)	27,452	1,820,068
		3,250,789
Financials - 1.2%
Banks - 1.2%
HDFC Bank Ltd/Gandhinagar	718,535	7,991,997
ICICI Bank Ltd	320,622	4,858,610
		12,850,607
Industrials - 0.7%
Construction & Engineering - 0.7%
Larsen & Toubro Ltd	169,019	7,675,308
Information Technology - 0.4%
IT Services - 0.4%
Tata Consultancy Services Ltd	120,046	4,135,647
Materials - 0.4%
Construction Materials - 0.4%
JK Cement Ltd	63,345	4,434,471
TOTAL INDIA		32,346,822
INDONESIA - 0.7%
Financials - 0.7%
Banks - 0.7%
Bank Central Asia Tbk PT	14,388,118	7,366,602
IRELAND - 0.1%
Consumer Discretionary - 0.0%
Household Durables - 0.0%
Cairn Homes PLC	86,893	193,601
Industrials - 0.1%
Trading Companies & Distributors - 0.1%
AerCap Holdings NV	4,567	594,806
Real Estate - 0.0%
Residential REITs - 0.0%
Irish Residential Properties Reit PLC	202,835	216,964
TOTAL IRELAND		1,005,371
ISRAEL - 0.2%
Financials - 0.1%
Capital Markets - 0.1%
Tel Aviv Stock Exchange Ltd	24,693	575,939
Health Care - 0.1%
Pharmaceuticals - 0.1%
Teva Pharmaceutical Industries Ltd ADR (e)	43,105	882,790
Information Technology - 0.0%
Communications Equipment - 0.0%
Ituran Location and Control Ltd	13,810	531,823
TOTAL ISRAEL		1,990,552
ITALY - 1.4%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Eni SpA	153,814	2,836,251
Financials - 0.6%
Banks - 0.6%
BPER Banca SPA	124,984	1,491,770
UniCredit SpA	77,214	5,717,442
		7,209,212
Industrials - 0.5%
Electrical Equipment - 0.1%
Prysmian SpA	15,188	1,572,429
Machinery - 0.1%
Interpump Group SpA	24,995	1,287,829
Passenger Airlines - 0.3%
Ryanair Holdings PLC ADR	37,463	2,340,688
TOTAL INDUSTRIALS		5,200,946

TOTAL ITALY		15,246,409
JAPAN - 11.4%
Communication Services - 1.1%
Entertainment - 0.8%
Nintendo Co Ltd	93,779	7,998,401
Interactive Media & Services - 0.1%
LY Corp	395,342	1,161,719
Wireless Telecommunication Services - 0.2%
SoftBank Group Corp	15,264	2,678,354
TOTAL COMMUNICATION SERVICES		11,838,474

Consumer Discretionary - 1.3%
Automobiles - 0.6%
Toyota Motor Corp	276,648	5,640,061
Distributors - 0.0%
Central Automotive Products Ltd	4,800	55,969
Diversified Consumer Services - 0.0%
Aucnet Inc	20,978	274,153
Hotels, Restaurants & Leisure - 0.1%
Curves Holdings Co Ltd	41,718	196,801
Gift Holdings Inc	12,990	272,258
Koshidaka Holdings Co Ltd	77,830	595,935
Monogatari Corp/The	16,265	406,862
		1,471,856
Household Durables - 0.4%
Sony Group Corp	101,315	2,821,581
Sumitomo Forestry Co Ltd	138,431	1,443,955
		4,265,536
Leisure Products - 0.0%
Yonex Co Ltd	4,417	113,785
Specialty Retail - 0.2%
USS Co Ltd	226,955	2,506,505
TOTAL CONSUMER DISCRETIONARY		14,327,865

Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Daikokutenbussan Co Ltd	2,296	92,370
Kusuri no Aoki Holdings Co Ltd	7,401	187,583
YAKUODO Holdings Co Ltd	6,500	85,789
		365,742
Food Products - 0.0%
Iwatsuka Confectionery Co Ltd	1,400	27,135
Personal Care Products - 0.0%
Artnature Inc	19,442	106,476
TOTAL CONSUMER STAPLES		499,353

Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Inpex Corp	91,487	1,686,552
San-Ai Obbli Co Ltd	22,468	297,707
		1,984,259
Financials - 2.2%
Banks - 1.5%
Chiba Bank Ltd/The	24,389	238,255
Hachijuni Bank Ltd/The	36,379	366,717
Hokuhoku Financial Group Inc	11,717	287,318
Kyoto Financial Group Inc	12,225	247,816
Mitsubishi UFJ Financial Group Inc	533,277	8,055,299
Sumitomo Mitsui Financial Group Inc	276,941	7,497,848
		16,693,253
Financial Services - 0.3%
ORIX Corp	143,037	3,498,978
Sony Financial Group Inc (e)	111,547	112,481
		3,611,459
Insurance - 0.4%
Tokio Marine Holdings Inc	109,823	4,095,651
TOTAL FINANCIALS		24,400,363

Health Care - 0.4%
Health Care Equipment & Supplies - 0.4%
Hoya Corp	21,000	3,418,241
Medikit Co Ltd	10,788	189,635
Nagaileben Co Ltd	27,723	316,248
Techno Medica Co Ltd	500	6,093
		3,930,217
Health Care Technology - 0.0%
Software Service Inc	2,370	210,687
TOTAL HEALTH CARE		4,140,904

Industrials - 3.4%
Commercial Services & Supplies - 0.1%
Japan Elevator Service Holdings Co Ltd	41,160	485,421
Pronexus Inc	17,786	126,260
		611,681
Construction & Engineering - 0.1%
SHO-BOND Holdings Co Ltd	23,164	735,909
Industrial Conglomerates - 0.6%
Hitachi Ltd	203,472	7,021,375
Machinery - 1.3%
Komatsu Ltd	70,200	2,348,258
MINEBEA MITSUMI Inc	60,605	1,201,797
Mitsubishi Heavy Industries Ltd	360,088	10,870,944
Mitsuboshi Belting Ltd	4,364	105,199
Moriya Transportation Engineering & Manufacturing Co Ltd	6,386	204,082
NS Tool Co Ltd	24,171	120,141
Tocalo Co Ltd	10,900	160,201
		15,010,622
Professional Services - 0.7%
Funai Soken Holdings Inc	8,308	130,946
Recruit Holdings Co Ltd	144,100	7,145,627
Timee Inc (e)	13,786	133,647
Visional Inc (e)	3,787	263,426
		7,673,646
Trading Companies & Distributors - 0.6%
ITOCHU Corp	70,361	4,077,569
Mitsui & Co Ltd	120,622	2,975,828
		7,053,397
TOTAL INDUSTRIALS		38,106,630

Information Technology - 2.6%
Electronic Equipment, Instruments & Components - 0.9%
Ai Holdings Corp	6,421	111,662
Azbil Corp	391,588	3,868,618
Ibiden Co Ltd	22,333	2,117,947
Keyence Corp	10,584	3,940,070
		10,038,297
IT Services - 0.5%
Fujitsu Ltd	97,192	2,532,868
NSD Co Ltd	28,574	611,121
Obic Co Ltd	5,610	174,259
TIS Inc	60,590	2,089,649
		5,407,897
Semiconductors & Semiconductor Equipment - 0.9%
Advantest Corp	55,000	8,236,021
Renesas Electronics Corp	146,559	1,809,941
		10,045,962
Software - 0.1%
Broadleaf Co Ltd	63,020	303,425
m-up Holdings Inc	14,620	183,284
Miroku Jyoho Service Co Ltd	9,344	106,955
WingArc1st Inc	7,142	155,714
		749,378
Technology Hardware, Storage & Peripherals - 0.2%
FUJIFILM Holdings Corp	100,735	2,334,704
TOTAL INFORMATION TECHNOLOGY		28,576,238

Materials - 0.3%
Chemicals - 0.3%
Nihon Parkerizing Co Ltd	21,926	190,506
Shin-Etsu Chemical Co Ltd	70,208	2,110,379
SK Kaken Co Ltd	8,702	512,148
		2,813,033
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Goldcrest Co Ltd	18,560	402,248
TOTAL JAPAN		127,089,367
KOREA (SOUTH) - 3.3%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
Hyundai Mobis Co Ltd	18,450	4,079,174
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
BGF retail Co Ltd	2,946	213,540
Industrials - 0.4%
Aerospace & Defense - 0.4%
Korea Aerospace Industries Ltd	58,264	4,215,117
Information Technology - 2.6%
Technology Hardware, Storage & Peripherals - 2.6%
Samsung Electronics Co Ltd	382,053	28,735,638
TOTAL KOREA (SOUTH)		37,243,469
MALAYSIA - 0.4%
Financials - 0.4%
Banks - 0.4%
CIMB Group Holdings Bhd	2,747,473	4,789,053
MEXICO - 2.0%
Communication Services - 0.7%
Wireless Telecommunication Services - 0.7%
America Movil SAB de CV ADR	318,832	7,259,805
Consumer Staples - 1.3%
Beverages - 0.3%
Fomento Economico Mexicano SAB de CV ADR	30,262	2,855,522
Consumer Staples Distribution & Retail - 1.0%
Wal-Mart de Mexico SAB de CV Series V	3,427,278	11,330,485
TOTAL CONSUMER STAPLES		14,186,007

Financials - 0.0%
Banks - 0.0%
Grupo Financiero Banorte SAB de CV	116,219	1,093,785
TOTAL MEXICO		22,539,597
NETHERLANDS - 1.9%
Industrials - 0.1%
Machinery - 0.1%
Aalberts NV	18,375	584,143
Information Technology - 1.8%
Semiconductors & Semiconductor Equipment - 1.8%
ASML Holding NV	15,872	16,796,512
BE Semiconductor Industries NV	22,214	3,779,293
		20,575,805
TOTAL NETHERLANDS		21,159,948
NORWAY - 0.1%
Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Medistim ASA	6,852	184,672
Industrials - 0.1%
Aerospace & Defense - 0.1%
Kongsberg Gruppen ASA	19,503	498,779
TOTAL NORWAY		683,451
PERU - 0.7%
Financials - 0.7%
Banks - 0.7%
Credicorp Ltd	30,238	7,892,118
PHILIPPINES - 0.0%
Industrials - 0.0%
Transportation Infrastructure - 0.0%
International Container Terminal Services Inc	20,200	182,356
RUSSIA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
LUKOIL PJSC ADR (d)(e)	15,040	0
Financials - 0.0%
Banks - 0.0%
Sberbank of Russia PJSC ADR (d)(e)	62,556	1
TOTAL RUSSIA		1
SAUDI ARABIA - 1.0%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Saudi Arabian Oil Co (a)(b)	478,900	3,307,338
Financials - 0.7%
Banks - 0.7%
Al Rajhi Bank	259,800	7,322,310
TOTAL SAUDI ARABIA		10,629,648
SINGAPORE - 0.6%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Singapore Telecommunications Ltd	707,139	2,308,138
Financials - 0.4%
Banks - 0.4%
United Overseas Bank Ltd	143,877	3,832,372
TOTAL SINGAPORE		6,140,510
SOUTH AFRICA - 1.6%
Communication Services - 0.4%
Wireless Telecommunication Services - 0.4%
MTN Group Ltd	481,458	4,802,222
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Thungela Resources Ltd (United Kingdom)	10,836	48,400
Financials - 0.3%
Financial Services - 0.3%
FirstRand Ltd	726,926	3,447,736
Materials - 0.9%
Metals & Mining - 0.9%
Anglo American PLC	100,556	3,804,301
Impala Platinum Holdings Ltd	492,306	5,276,037
Valterra Platinum Ltd (United Kingdom)	10,255	626,448
		9,706,786
TOTAL SOUTH AFRICA		18,005,144
SPAIN - 1.2%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Amadeus IT Group SA Class A	1,468	112,219
Financials - 1.2%
Banks - 1.2%
Banco Santander SA	976,559	9,934,818
Bankinter SA	196,642	2,962,438
		12,897,256
Industrials - 0.0%
Machinery - 0.0%
Fluidra SA	6,827	197,673
TOTAL SPAIN		13,207,148
SWEDEN - 3.2%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
Autoliv Inc	14,344	1,675,379
Financials - 0.5%
Financial Services - 0.5%
Investor AB B Shares	173,216	5,716,889
Health Care - 0.0%
Life Sciences Tools & Services - 0.0%
AddLife AB B Shares	13,170	284,742
Industrials - 2.3%
Aerospace & Defense - 0.0%
INVISIO AB	12,550	399,607
Building Products - 0.6%
Assa Abloy AB B Shares	171,907	6,478,241
Machinery - 1.3%
Atlas Copco AB A Shares	532,952	8,930,179
Epiroc AB A Shares	240,395	5,091,179
		14,021,358
Trading Companies & Distributors - 0.4%
AddTech AB B Shares	119,820	4,061,161
Bergman & Beving AB B Shares	24,793	878,171
		4,939,332
TOTAL INDUSTRIALS		25,838,538

Information Technology - 0.2%
Electronic Equipment, Instruments & Components - 0.2%
Lagercrantz Group AB B Shares	90,194	2,215,866
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
John Mattson Fastighetsforetagen AB (e)	35,025	245,537
TOTAL SWEDEN		35,976,951
SWITZERLAND - 2.1%
Financials - 1.8%
Capital Markets - 0.9%
UBS Group AG	200,564	7,658,692
UBS Group AG (United States)	57,845	2,218,934
		9,877,626
Insurance - 0.9%
Swiss Life Holding AG	3,175	3,441,901
Zurich Insurance Group AG	9,062	6,302,362
		9,744,263
TOTAL FINANCIALS		19,621,889

Industrials - 0.3%
Machinery - 0.3%
Schindler Holding AG	9,715	3,452,613
Schindler Holding AG	878	296,212
		3,748,825
TOTAL SWITZERLAND		23,370,714
TAIWAN - 5.9%
Communication Services - 0.0%
Interactive Media & Services - 0.0%
Addcn Technology Co Ltd	63,785	362,674
Consumer Discretionary - 0.4%
Textiles, Apparel & Luxury Goods - 0.4%
Eclat Textile Co Ltd	326,318	4,352,250
Industrials - 0.1%
Machinery - 0.1%
Hiwin Technologies Corp	204,056	1,481,789
Information Technology - 5.4%
Electronic Equipment, Instruments & Components - 0.5%
Yageo Corp	661,808	5,354,155
Semiconductors & Semiconductor Equipment - 4.9%
eMemory Technology Inc	4,462	288,498
MediaTek Inc	187,456	7,978,665
Taiwan Semiconductor Manufacturing Co Ltd	959,997	46,369,343
		54,636,506
TOTAL INFORMATION TECHNOLOGY		59,990,661

TOTAL TAIWAN		66,187,374
TURKEY - 0.4%
Financials - 0.3%
Banks - 0.3%
Yapi ve Kredi Bankasi AS (e)	3,880,515	3,100,426
Industrials - 0.1%
Electrical Equipment - 0.1%
Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS	690,879	1,613,266
TOTAL TURKEY		4,713,692
UNITED ARAB EMIRATES - 0.5%
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Adnoc Gas PLC	5,384,096	5,115,914
UNITED KINGDOM - 8.8%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Baltic Classifieds Group PLC	173,995	674,302
Rightmove PLC	118,304	1,038,179
		1,712,481
Consumer Discretionary - 1.9%
Hotels, Restaurants & Leisure - 1.3%
Compass Group PLC	318,493	10,542,068
InterContinental Hotels Group PLC ADR	26,266	3,190,268
		13,732,336
Household Durables - 0.3%
Barratt Redrow PLC	774,610	3,829,248
Leisure Products - 0.3%
Games Workshop Group PLC	14,396	3,012,686
Specialty Retail - 0.0%
JD Sports Fashion PLC	318,772	390,210
TOTAL CONSUMER DISCRETIONARY		20,964,480

Consumer Staples - 0.9%
Consumer Staples Distribution & Retail - 0.2%
Tesco PLC	413,371	2,494,559
Tobacco - 0.7%
British American Tobacco PLC	68,416	3,503,963
Imperial Brands PLC	106,513	4,232,223
		7,736,186
TOTAL CONSUMER STAPLES		10,230,745

Financials - 2.4%
Banks - 1.6%
HSBC Holdings PLC	403,191	5,644,453
Lloyds Banking Group PLC	6,346,933	7,441,713
Standard Chartered PLC	212,953	4,371,340
		17,457,506
Capital Markets - 0.6%
3i Group PLC	40,057	2,318,123
London Stock Exchange Group PLC	30,532	3,805,093
St James's Place PLC	63,155	1,076,493
		7,199,709
Insurance - 0.2%
Beazley PLC	182,750	2,233,932
TOTAL FINANCIALS		26,891,147

Health Care - 0.2%
Pharmaceuticals - 0.2%
Astrazeneca PLC	12,500	2,061,858
Industrials - 2.5%
Aerospace & Defense - 1.6%
Avon Technologies PLC	6,165	155,014
BAE Systems PLC	581,489	14,324,103
Rolls-Royce Holdings PLC	153,495	2,362,105
		16,841,222
Machinery - 0.0%
Bodycote PLC	37,827	306,608
Spirax Group PLC	1,872	174,483
		481,091
Marine Transportation - 0.0%
Clarkson PLC	5,284	251,633
Professional Services - 0.6%
RELX PLC	155,147	6,856,939
Trading Companies & Distributors - 0.3%
Diploma PLC	8,402	619,215
Howden Joinery Group PLC	243,815	2,765,789
		3,385,004
TOTAL INDUSTRIALS		27,815,889

Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.0%
Oxford Instruments PLC	9,927	246,737
Software - 0.1%
Sage Group PLC/The	93,085	1,405,675
TOTAL INFORMATION TECHNOLOGY		1,652,412

Materials - 0.6%
Metals & Mining - 0.6%
Anglogold Ashanti Plc	90,906	6,181,608
Real Estate - 0.0%
Retail REITs - 0.0%
Shaftesbury Capital PLC	78,212	144,257
TOTAL UNITED KINGDOM		97,654,877
UNITED STATES - 9.7%
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
PriceSmart Inc	13,443	1,545,138
Energy - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
BP PLC	296,659	1,738,069
Shell PLC ADR	135,207	10,129,708
		11,867,777
Financials - 1.6%
Capital Markets - 0.5%
Moody's Corp	7,402	3,555,181
Morningstar Inc	955	202,746
S&P Global Inc	3,361	1,637,513
		5,395,440
Financial Services - 0.9%
Mastercard Inc Class A	9,156	5,054,020
Visa Inc Class A	15,203	5,180,271
		10,234,291
Insurance - 0.2%
Marsh & McLennan Cos Inc	11,664	2,077,941
TOTAL FINANCIALS		17,707,672

Health Care - 0.8%
Pharmaceuticals - 0.8%
GSK PLC	225,271	5,274,372
Roche Holding AG	11,037	3,575,110
		8,849,482
Industrials - 2.3%
Commercial Services & Supplies - 0.3%
GFL Environmental Inc Subordinate Voting Shares	74,704	3,266,086
Electrical Equipment - 1.6%
GE Vernova Inc	11,774	6,889,438
Schneider Electric SE	37,159	10,587,713
		17,477,151
Professional Services - 0.3%
Experian PLC	76,494	3,568,078
Trading Companies & Distributors - 0.1%
Ferguson Enterprises Inc (United Kingdom)	4,903	1,207,057
TOTAL INDUSTRIALS		25,518,372

Materials - 3.9%
Chemicals - 1.4%
Linde PLC	29,522	12,349,053
Sherwin-Williams Co/The	8,537	2,944,752
		15,293,805
Construction Materials - 2.5%
Amrize Ltd	39,704	2,046,501
CRH PLC	178,497	21,258,994
Holcim AG	51,556	4,583,392
		27,888,887
TOTAL MATERIALS		43,182,692

TOTAL UNITED STATES		108,671,133
TOTAL COMMON STOCKS (Cost $906,772,704)		1,078,272,645

Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
CHINA - 0.0%
Communication Services - 0.0%
Interactive Media & Services - 0.0%
Bytedance Ltd Series E1 (d)(e)(f) (Cost $63,224)	577	149,212

Non-Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
GERMANY - 0.1%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE (Cost $725,951)	16,134	641,060

Money Market Funds - 3.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.18	36,592,550	36,599,868
Fidelity Securities Lending Cash Central Fund (g)(h)	4.18	2,377,297	2,377,535
TOTAL MONEY MARKET FUNDS (Cost $38,977,400)			38,977,403

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $946,539,279)	1,118,040,320
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(3,447,745)
NET ASSETS - 100.0%	1,114,592,575

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,193,190 or 1.6% of net assets.

(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $16,607,195 or 1.5% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security.
(e)	Non-income producing.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $149,212 or 0.0% of net assets.

(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bytedance Ltd Series E1	11/18/2020	63,224

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	9,756,116	739,721,439	712,877,915	641,608	229	(1)	36,599,868	36,592,550	0.1%
Fidelity Securities Lending Cash Central Fund	897,547	76,408,374	74,928,386	21,218	-	-	2,377,535	2,377,297	0.0%
Total	10,653,663	816,129,813	787,806,301	662,826	229	(1)	38,977,403

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	69,645,771	18,670,329	50,975,442	-
Consumer Discretionary	92,668,889	61,499,477	31,169,412	-
Consumer Staples	36,256,636	21,864,323	14,392,313	-
Energy	47,704,688	38,929,801	8,774,887	-
Financials	283,324,654	178,620,961	104,703,692	1
Health Care	42,298,275	28,851,049	13,447,226	-
Industrials	224,013,193	103,487,547	120,525,646	-
Information Technology	166,469,431	91,407,652	75,061,779	-
Materials	109,408,957	77,453,402	31,955,555	-
Real Estate	2,743,464	1,009,006	1,734,458	-
Utilities	3,738,687	1,912,185	1,826,502	-

Convertible Preferred Stocks
Communication Services	149,212	-	-	149,212

Non-Convertible Preferred Stocks
Consumer Discretionary	641,060	-	641,060	-

Money Market Funds	38,977,403	38,977,403	-	-
Total Investments in Securities:	1,118,040,320	662,683,135	455,207,972	149,213
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $2,215,640) - See accompanying schedule:
Unaffiliated issuers (cost $907,561,879)	$1,079,062,917
Fidelity Central Funds (cost $38,977,400)	38,977,403

Total Investment in Securities (cost $946,539,279)		$1,118,040,320
Cash		2,717
Foreign currency held at value (cost $88,644)		88,457
Receivable for investments sold		696,477
Receivable for fund shares sold		1,686,465
Dividends receivable		1,804,681
Distributions receivable from Fidelity Central Funds		146,906
Prepaid expenses		586
Other receivables		45,843
Total assets		1,122,512,452
Liabilities
Payable for investments purchased	$3,700,052
Payable for fund shares redeemed	590,917
Accrued management fee	724,496
Distribution and service plan fees payable	18,794
Deferred taxes	391,666
Other payables and accrued expenses	116,417
Collateral on securities loaned	2,377,535
Total liabilities		7,919,877
Net Assets		$1,114,592,575
Net Assets consist of:
Paid in capital		$940,487,382
Total accumulated earnings (loss)		174,105,193
Net Assets		$1,114,592,575

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($44,011,712 ÷ 3,001,673 shares)(a)		$14.66
Maximum offering price per share (100/94.25 of $14.66)		$15.55
Class M :
Net Asset Value and redemption price per share ($16,289,960 ÷ 1,103,892 shares)(a)		$14.76
Maximum offering price per share (100/96.50 of $14.76)		$15.30
Class C :
Net Asset Value and offering price per share ($3,848,419 ÷ 263,214 shares)(a)		$14.62
Total International Equity :
Net Asset Value, offering price and redemption price per share ($865,933,694 ÷ 58,793,951 shares)		$14.73
Class I :
Net Asset Value, offering price and redemption price per share ($121,848,735 ÷ 8,308,332 shares)		$14.67
Class Z :
Net Asset Value, offering price and redemption price per share ($62,660,055 ÷ 4,234,975 shares)		$14.80
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$11,847,922
Non-Cash dividends		798,364
Interest		240
Income from Fidelity Central Funds (including $21,218 from security lending)		662,826
Income before foreign taxes withheld		$13,309,352
Less foreign taxes withheld		(959,337)
Total income		12,350,015
Expenses
Management fee
Basic fee	$4,077,755
Performance adjustment	184,188
Distribution and service plan fees	181,162
Custodian fees and expenses	146,653
Independent trustees' fees and expenses	1,628
Registration fees	127,310
Audit fees	100,520
Legal	2,501
Miscellaneous	3,138
Total expenses before reductions	4,824,855
Expense reductions	(34,718)
Total expenses after reductions		4,790,137
Net Investment income (loss)		7,559,878
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $129,793)	4,525,892
Fidelity Central Funds	229
Foreign currency transactions	(162,949)
Total net realized gain (loss)		4,363,172
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $157,777)	107,283,562
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	15,820
Total change in net unrealized appreciation (depreciation)		107,299,381
Net gain (loss)		111,662,553
Net increase (decrease) in net assets resulting from operations		$119,222,431
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,559,878	$3,732,888
Net realized gain (loss)	4,363,172	4,359,942
Change in net unrealized appreciation (depreciation)	107,299,381	50,001,353
Net increase (decrease) in net assets resulting from operations	119,222,431	58,094,183
Distributions to shareholders	(4,837,858)	(3,300,481)

Share transactions - net increase (decrease)	680,448,664	42,264,083
Total increase (decrease) in net assets	794,833,237	97,057,785

Net Assets
Beginning of period	319,759,338	222,701,553
End of period	$1,114,592,575	$319,759,338

Financial Highlights
Fidelity Advisor® Total International Equity Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$11.84	$9.56	$8.56	$12.48	$9.60
Income from Investment Operations
Net investment income (loss) A,B	.16	.13	.13	.15	.11 C
Net realized and unrealized gain (loss)	2.80	2.27	.95	(3.10)	3.03
Total from investment operations	2.96	2.40	1.08	(2.95)	3.14
Distributions from net investment income	(.14)	(.12)	(.08)	(.19)	(.06)
Distributions from net realized gain	-	-	-	(.77)	(.20)
Total distributions	(.14)	(.12)	(.08)	(.97) D	(.26)
Net asset value, end of period	$14.66	$11.84	$9.56	$8.56	$12.48
Total Return E,F	25.32%	25.25%	12.66%	(25.44)%	33.04%
Ratios to Average Net Assets A,G,H
Expenses before reductions	1.22%	1.28%	1.39%	1.56%	1.60%
Expenses net of fee waivers, if any	1.20%	1.24%	1.29%	1.30%	1.34%
Expenses net of all reductions, if any	1.20%	1.24%	1.29%	1.30%	1.34%
Net investment income (loss)	1.25%	1.11%	1.33%	1.55%	.91% C
Supplemental Data
Net assets, end of period (000 omitted)	$44,012	$24,152	$17,343	$12,786	$8,642
Portfolio turnover rate I	37%	33%	28%	31%	39%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Total International Equity Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$11.91	$9.62	$8.61	$12.53	$9.65
Income from Investment Operations
Net investment income (loss) A,B	.13	.10	.11	.13	.08 C
Net realized and unrealized gain (loss)	2.83	2.28	.95	(3.12)	3.04
Total from investment operations	2.96	2.38	1.06	(2.99)	3.12
Distributions from net investment income	(.11)	(.09)	(.05)	(.15)	(.04)
Distributions from net realized gain	-	-	-	(.77)	(.20)
Total distributions	(.11)	(.09)	(.05)	(.93) D	(.24)
Net asset value, end of period	$14.76	$11.91	$9.62	$8.61	$12.53
Total Return E,F	25.06%	24.91%	12.34%	(25.59)%	32.63%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.48%	1.52%	1.66%	1.80%	1.83%
Expenses net of fee waivers, if any	1.45%	1.48%	1.54%	1.55%	1.59%
Expenses net of all reductions, if any	1.45%	1.48%	1.54%	1.55%	1.59%
Net investment income (loss)	1.00%	.87%	1.09%	1.29%	.65% C
Supplemental Data
Net assets, end of period (000 omitted)	$16,290	$13,015	$10,624	$9,876	$12,936
Portfolio turnover rate I	37%	33%	28%	31%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .38%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Total International Equity Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$11.79	$9.53	$8.53	$12.41	$9.57
Income from Investment Operations
Net investment income (loss) A,B	.06	.04	.06	.08	.02 C
Net realized and unrealized gain (loss)	2.81	2.27	.95	(3.11)	3.02
Total from investment operations	2.87	2.31	1.01	(3.03)	3.04
Distributions from net investment income	(.04)	(.05)	(.01)	(.07)	-
Distributions from net realized gain	-	-	-	(.77)	(.20)
Total distributions	(.04)	(.05)	(.01)	(.85) D	(.20)
Net asset value, end of period	$14.62	$11.79	$9.53	$8.53	$12.41
Total Return E,F	24.45%	24.28%	11.82%	(26.04)%	32.00%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.97%	2.02%	2.18%	2.34%	2.40%
Expenses net of fee waivers, if any	1.95%	1.99%	2.04%	2.05%	2.10%
Expenses net of all reductions, if any	1.95%	1.99%	2.04%	2.05%	2.10%
Net investment income (loss)	.50%	.36%	.58%	.79%	.15% C
Supplemental Data
Net assets, end of period (000 omitted)	$3,848	$2,950	$2,475	$1,893	$1,982
Portfolio turnover rate I	37%	33%	28%	31%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.12)%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Total International Equity Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$11.90	$9.60	$8.60	$12.54	$9.64
Income from Investment Operations
Net investment income (loss) A,B	.20	.16	.16	.18	.14 C
Net realized and unrealized gain (loss)	2.81	2.28	.94	(3.12)	3.04
Total from investment operations	3.01	2.44	1.10	(2.94)	3.18
Distributions from net investment income	(.18)	(.14)	(.10)	(.23)	(.08)
Distributions from net realized gain	-	-	-	(.77)	(.20)
Total distributions	(.18)	(.14)	(.10)	(1.00)	(.28)
Net asset value, end of period	$14.73	$11.90	$9.60	$8.60	$12.54
Total Return D	25.67%	25.68%	12.80%	(25.25)%	33.37%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.91%	.99%	1.11%	1.23%	1.27%
Expenses net of fee waivers, if any	.91%	.99%	1.04%	1.05%	1.09%
Expenses net of all reductions, if any	.91%	.99%	1.04%	1.05%	1.09%
Net investment income (loss)	1.54%	1.36%	1.58%	1.79%	1.16% C
Supplemental Data
Net assets, end of period (000 omitted)	$865,934	$163,406	$108,561	$86,458	$82,604
Portfolio turnover rate G	37%	33%	28%	31%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .89%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Total International Equity Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$11.85	$9.56	$8.56	$12.49	$9.60
Income from Investment Operations
Net investment income (loss) A,B	.19	.16	.16	.17	.14 C
Net realized and unrealized gain (loss)	2.81	2.27	.94	(3.10)	3.03
Total from investment operations	3.00	2.43	1.10	(2.93)	3.17
Distributions from net investment income	(.18)	(.14)	(.10)	(.23)	(.08)
Distributions from net realized gain	-	-	-	(.77)	(.20)
Total distributions	(.18)	(.14)	(.10)	(1.00)	(.28)
Net asset value, end of period	$14.67	$11.85	$9.56	$8.56	$12.49
Total Return D	25.67%	25.69%	12.86%	(25.28)%	33.40%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.96%	.99%	1.09%	1.22%	1.26%
Expenses net of fee waivers, if any	.95%	.97%	1.04%	1.04%	1.06%
Expenses net of all reductions, if any	.95%	.97%	1.04%	1.04%	1.06%
Net investment income (loss)	1.50%	1.38%	1.58%	1.80%	1.18% C
Supplemental Data
Net assets, end of period (000 omitted)	$121,849	$69,379	$57,299	$35,423	$5,714
Portfolio turnover rate G	37%	33%	28%	31%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .91%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Total International Equity Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$11.93	$9.63	$8.61	$12.53	$9.62
Income from Investment Operations
Net investment income (loss) A,B	.21	.17	.17	.19	.16 C
Net realized and unrealized gain (loss)	2.84	2.28	.95	(3.11)	3.03
Total from investment operations	3.05	2.45	1.12	(2.92)	3.19
Distributions from net investment income	(.18)	(.15)	(.10)	(.23)	(.08)
Distributions from net realized gain	-	-	-	(.77)	(.20)
Total distributions	(.18)	(.15)	(.10)	(1.00)	(.28)
Net asset value, end of period	$14.80	$11.93	$9.63	$8.61	$12.53
Total Return D	25.91%	25.73%	13.04%	(25.09)%	33.54%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.83%	.89%	.95%	1.10%	1.16%
Expenses net of fee waivers, if any	.80%	.85%	.89%	.90%	.94%
Expenses net of all reductions, if any	.80%	.85%	.89%	.90%	.94%
Net investment income (loss)	1.65%	1.50%	1.74%	1.94%	1.31% C
Supplemental Data
Net assets, end of period (000 omitted)	$62,660	$46,858	$26,401	$7,681	$5,752
Portfolio turnover rate G	37%	33%	28%	31%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.04%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total International Equity, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$189,823,253
Gross unrealized depreciation	(27,768,955)
Net unrealized appreciation (depreciation)	$162,054,298
Tax Cost	$955,986,022

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,917,478
Undistributed long-term capital gain	$2,528,188
Net unrealized appreciation (depreciation) on securities and other investments	$162,051,193

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$4,837,858	$3,300,481
Total	$4,837,858	$3,300,481

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total International Equity Fund	841,954,287	183,994,622
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.88
Class M	.88
Class C	.88
Total International Equity	.87
Class I	.85
Class Z	.72

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.86
Class M	.86
Class C	.86
Total International Equity	.80
Class I	.84
Class Z	.72

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Total International Equity Fund	MSCI All Country World ex USA Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Total International Equity. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .04%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	79,367	3,042
Class M	.25%	.25%	70,430	92
Class C	.75%	.25%	31,365	5,572
			181,162	8,706

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	24,118
Class M	991
Class CA	25
25,134
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Total International Equity Fund	2,866

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Total International Equity Fund	165,486,362	4,996,326	526,439
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Total International Equity Fund	575
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Total International Equity Fund	2,181	-	-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2027. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.20%	7,015
Class M	1.45%	3,640
Class C	1.95%	785
Class I	.95%	9,266
Class Z	.80%	14,012
		34,718
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Total International Equity Fund
Distributions to shareholders
Class A	$294,865	$214,708
Class M	118,208	103,563
Class C	10,828	12,847
Total International Equity	2,693,319	1,657,937
Class I	1,209,622	886,527
Class Z	511,016	424,899
Total	$4,837,858	$3,300,481
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Total International Equity Fund
Class A
Shares sold	1,316,237	549,290	$17,044,482	$6,240,487
Reinvestment of distributions	25,108	20,725	294,592	213,883
Shares redeemed	(379,540)	(344,770)	(4,853,816)	(3,941,834)
Net increase (decrease)	961,805	225,245	$12,485,258	$2,512,536
Class M
Shares sold	173,829	137,040	$2,275,071	$1,587,737
Reinvestment of distributions	9,993	9,958	118,147	103,562
Shares redeemed	(172,632)	(159,164)	(2,206,805)	(1,820,564)
Net increase (decrease)	11,190	(12,166)	$186,413	$(129,265)
Class C
Shares sold	95,768	57,438	$1,260,882	$630,153
Reinvestment of distributions	926	1,241	10,828	12,847
Shares redeemed	(83,622)	(68,257)	(1,028,540)	(785,305)
Net increase (decrease)	13,072	(9,578)	$243,170	$(142,305)
Total International Equity
Shares sold	51,008,106	4,737,578	$706,163,196	$54,385,150
Reinvestment of distributions	200,010	144,359	2,352,232	1,492,669
Shares redeemed	(6,148,640)	(2,451,059)	(79,929,120)	(27,787,042)
Net increase (decrease)	45,059,476	2,430,878	$628,586,308	$28,090,777
Class I
Shares sold	4,874,881	2,162,129	$62,075,906	$24,037,565
Reinvestment of distributions	101,172	85,453	1,185,843	880,163
Shares redeemed	(2,523,400)	(2,382,839)	(31,412,520)	(26,892,945)
Net increase (decrease)	2,452,653	(135,257)	$31,849,229	$(1,975,217)
Class Z
Shares sold	3,033,014	2,618,679	$40,190,330	$30,191,085
Reinvestment of distributions	40,881	37,496	482,408	388,454
Shares redeemed	(2,765,832)	(1,471,673)	(33,574,452)	(16,671,982)
Net increase (decrease)	308,063	1,184,502	$7,098,286	$13,907,557
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

VIP FundsManager 60% Portfolio
Fidelity Total International Equity Fund	16%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Total International Equity Fund	34%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 10, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2025, $2,831,462, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $252,189 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Class A	Class M	Class C	Total International Equity	Class I	Class Z
Fidelity Total International Equity Fund
December 13, 2024	3%	4%	3%	2%	3%	3%
December 27, 2024	3%	3%	8%	3%	3%	3%

Class A, Class M, Class C, Total International Equity, Class I and Class Z designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fidelity Total International Equity Fund	Pay Date	Income	Taxes
Class A	12/16/2024	$0.1470	$0.0305
Class M	12/16/2024	$0.1153	$0.0305
Class C	12/16/2024	$0.0537	$0.0305
Total International Equity	12/16/2024	$0.1816	$0.0305
Class I	12/16/2024	$0.1797	$0.0305
Class Z	12/16/2024	$0.1788	$0.0305

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Total International Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance.  In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate for the retail class ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2024 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. The Board considered that the fund has a variable management fee that covers expenses beyond portfolio management, unlike the majority of funds within the total peer group. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.20%, 1.45%, 1.95%, 0.95%, 0.80%, and 0.95% through February 28, 2026.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.912358.115
TIE-ANN-1225
Fidelity® International Value Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Value Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
AUSTRALIA - 4.0%
Financials - 0.9%
Capital Markets - 0.9%
Macquarie Group Ltd	202,982	29,027,199
Materials - 3.1%
Metals & Mining - 3.1%
BHP Group Ltd	369,555	10,535,357
Glencore PLC	8,373,907	40,115,783
Rio Tinto PLC	594,000	42,821,477
		93,472,617
TOTAL AUSTRALIA		122,499,816
BELGIUM - 1.9%
Financials - 1.5%
Banks - 1.5%
KBC Group NV	387,697	46,587,130
Health Care - 0.4%
Pharmaceuticals - 0.4%
UCB SA	50,391	12,923,509
TOTAL BELGIUM		59,510,639
CHINA - 0.7%
Communication Services - 0.7%
Interactive Media & Services - 0.7%
Tencent Holdings Ltd	274,242	22,276,064
DENMARK - 0.6%
Industrials - 0.6%
Air Freight & Logistics - 0.6%
DSV A/S	85,012	18,041,735
FINLAND - 2.0%
Financials - 1.4%
Insurance - 1.4%
Mandatum Holding Oy	519,837	3,728,161
Sampo Oyj A Shares	3,534,710	39,390,173
		43,118,334
Utilities - 0.6%
Electric Utilities - 0.6%
Fortum Oyj	765,868	17,072,922
TOTAL FINLAND		60,191,256
FRANCE - 9.1%
Communication Services - 0.7%
Entertainment - 0.4%
Vivendi SE	3,365,437	12,110,772
Media - 0.3%
Canal+ SA	1,953,368	6,151,037
Louis Hachette Group	1,443,328	2,479,673
		8,630,710
TOTAL COMMUNICATION SERVICES		20,741,482

Consumer Staples - 1.2%
Food Products - 1.2%
Danone SA	430,622	38,031,089
Energy - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
TotalEnergies SE	614,446	38,362,959
Financials - 3.4%
Banks - 1.2%
BNP Paribas SA	477,879	37,015,557
Insurance - 2.2%
AXA SA	1,522,115	66,042,153
TOTAL FINANCIALS		103,057,710

Health Care - 0.4%
Health Care Equipment & Supplies - 0.4%
EssilorLuxottica SA	40,129	14,676,613
Industrials - 0.9%
Building Products - 0.9%
Cie de Saint-Gobain SA	284,768	27,640,170
Materials - 1.2%
Chemicals - 1.2%
Air Liquide SA	185,743	35,948,499
TOTAL FRANCE		278,458,522
GERMANY - 13.8%
Consumer Discretionary - 0.6%
Automobiles - 0.6%
Bayerische Motoren Werke AG	189,131	17,597,109
Financials - 4.6%
Banks - 0.6%
Commerzbank AG	521,521	18,941,643
Capital Markets - 1.4%
Deutsche Bank AG	909,154	32,412,672
Deutsche Boerse AG	45,009	11,398,087
		43,810,759
Insurance - 2.6%
Hannover Rueck SE	108,341	30,895,127
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	74,044	45,810,573
		76,705,700
TOTAL FINANCIALS		139,458,102

Health Care - 1.6%
Health Care Providers & Services - 1.3%
Fresenius SE & Co KGaA	664,752	38,326,645
Pharmaceuticals - 0.3%
Bayer AG	362,477	11,274,662
TOTAL HEALTH CARE		49,601,307

Industrials - 5.0%
Aerospace & Defense - 2.0%
Rheinmetall AG	31,446	61,672,964
Air Freight & Logistics - 0.9%
Deutsche Post AG	582,184	26,749,247
Industrial Conglomerates - 1.8%
Siemens AG	194,739	55,188,513
Machinery - 0.3%
Daimler Truck Holding AG	251,983	10,081,457
TOTAL INDUSTRIALS		153,692,181

Information Technology - 0.1%
Software - 0.1%
SAP SE	6,700	1,742,486
Materials - 0.9%
Chemicals - 0.9%
BASF SE	360,205	17,773,183
Covestro AG	131,893	9,212,804
		26,985,987
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Vonovia SE	524,846	15,774,647
Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
RWE AG	338,407	16,659,957
TOTAL GERMANY		421,511,776
HONG KONG - 1.3%
Financials - 1.3%
Insurance - 1.3%
Prudential PLC	2,881,447	40,075,426
INDIA - 0.5%
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Reliance Industries Ltd GDR (a)	249,800	16,561,740
INDONESIA - 0.5%
Financials - 0.5%
Banks - 0.5%
Bank Central Asia Tbk PT	29,678,189	15,194,996
ISRAEL - 0.3%
Health Care - 0.3%
Pharmaceuticals - 0.3%
Teva Pharmaceutical Industries Ltd ADR (b)	415,592	8,511,324
ITALY - 4.2%
Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Eni SpA	1,396,574	25,752,103
Financials - 2.2%
Banks - 2.2%
BPER Banca SPA	1,093,981	13,057,419
UniCredit SpA	702,335	52,005,584
		65,063,003
Industrials - 1.2%
Electrical Equipment - 0.5%
Prysmian SpA	150,399	15,570,962
Passenger Airlines - 0.7%
Ryanair Holdings PLC ADR	351,955	21,990,149
TOTAL INDUSTRIALS		37,561,111

TOTAL ITALY		128,376,217
JAPAN - 21.5%
Communication Services - 1.4%
Entertainment - 0.3%
Nintendo Co Ltd	90,908	7,753,534
Interactive Media & Services - 0.3%
LY Corp	3,459,056	10,164,497
Wireless Telecommunication Services - 0.8%
SoftBank Group Corp	140,159	24,593,514
TOTAL COMMUNICATION SERVICES		42,511,545

Consumer Discretionary - 3.0%
Automobiles - 1.7%
Toyota Motor Corp	2,540,783	51,799,290
Household Durables - 1.3%
Sony Group Corp	919,137	25,597,587
Sumitomo Forestry Co Ltd (c)	1,266,138	13,206,909
		38,804,496
TOTAL CONSUMER DISCRETIONARY		90,603,786

Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Inpex Corp	834,859	15,390,529
Financials - 7.0%
Banks - 4.7%
Mitsubishi UFJ Financial Group Inc	4,849,924	73,259,464
Sumitomo Mitsui Financial Group Inc	2,518,805	68,193,645
		141,453,109
Financial Services - 1.1%
ORIX Corp	1,303,667	31,890,366
Sony Financial Group Inc (b)	874,996	882,320
		32,772,686
Insurance - 1.2%
Tokio Marine Holdings Inc	1,004,193	37,449,569
TOTAL FINANCIALS		211,675,364

Industrials - 6.0%
Industrial Conglomerates - 2.3%
Hitachi Ltd	2,068,986	71,396,195
Machinery - 1.4%
MINEBEA MITSUMI Inc	567,241	11,248,384
Mitsubishi Heavy Industries Ltd	1,043,073	31,490,045
		42,738,429
Trading Companies & Distributors - 2.3%
ITOCHU Corp	698,886	40,501,920
Mitsui & Co Ltd	1,161,422	28,653,082
		69,155,002
TOTAL INDUSTRIALS		183,289,626

Information Technology - 3.0%
Electronic Equipment, Instruments & Components - 0.6%
Ibiden Co Ltd	205,140	19,454,423
IT Services - 1.2%
Fujitsu Ltd	849,688	22,143,256
TIS Inc	421,108	14,523,321
		36,666,577
Semiconductors & Semiconductor Equipment - 0.5%
Renesas Electronics Corp	1,326,077	16,376,486
Technology Hardware, Storage & Peripherals - 0.7%
FUJIFILM Holdings Corp	899,849	20,855,523
TOTAL INFORMATION TECHNOLOGY		93,353,009

Materials - 0.6%
Chemicals - 0.6%
Shin-Etsu Chemical Co Ltd	632,753	19,019,886
TOTAL JAPAN		655,843,745
SINGAPORE - 1.8%
Communication Services - 0.7%
Diversified Telecommunication Services - 0.7%
Singapore Telecommunications Ltd	6,437,412	21,012,043
Financials - 1.1%
Banks - 1.1%
United Overseas Bank Ltd	1,312,116	34,950,109
TOTAL SINGAPORE		55,962,152
SOUTH AFRICA - 1.3%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Thungela Resources Ltd (United Kingdom)	85,381	381,361
Materials - 1.3%
Metals & Mining - 1.3%
Anglo American PLC	916,807	34,685,250
Valterra Platinum Ltd (United Kingdom)	96,093	5,870,038
		40,555,288
TOTAL SOUTH AFRICA		40,936,649
SPAIN - 3.8%
Financials - 3.8%
Banks - 3.8%
Banco Santander SA (c)	8,881,631	90,355,398
Bankinter SA	1,818,741	27,399,580

TOTAL SPAIN		117,754,978
SWEDEN - 1.7%
Financials - 1.7%
Financial Services - 1.7%
Investor AB B Shares	1,593,153	52,581,050
SWITZERLAND - 3.6%
Financials - 3.6%
Capital Markets - 0.7%
UBS Group AG (United States)	521,000	19,985,560
Insurance - 2.9%
Swiss Life Holding AG	29,377	31,846,530
Zurich Insurance Group AG	83,887	58,341,012
		90,187,542
TOTAL SWITZERLAND		110,173,102
UNITED KINGDOM - 14.1%
Consumer Discretionary - 1.3%
Household Durables - 1.2%
Barratt Redrow PLC	7,075,727	34,978,525
Specialty Retail - 0.1%
JD Sports Fashion PLC	3,140,070	3,843,777
TOTAL CONSUMER DISCRETIONARY		38,822,302

Consumer Staples - 3.0%
Consumer Staples Distribution & Retail - 0.7%
Tesco PLC	3,722,337	22,463,089
Tobacco - 2.3%
British American Tobacco PLC	617,860	31,644,039
Imperial Brands PLC	972,991	38,661,150
		70,305,189
TOTAL CONSUMER STAPLES		92,768,278

Financials - 6.6%
Banks - 5.2%
HSBC Holdings PLC	3,702,982	51,839,718
Lloyds Banking Group PLC	57,724,175	67,680,992
Standard Chartered PLC	1,941,525	39,854,170
		159,374,880
Capital Markets - 0.7%
London Stock Exchange Group PLC	91,200	11,365,925
St James's Place PLC	586,200	9,991,930
		21,357,855
Insurance - 0.7%
Beazley PLC	1,652,907	20,205,099
TOTAL FINANCIALS		200,937,834

Health Care - 0.6%
Pharmaceuticals - 0.6%
Astrazeneca PLC	115,625	19,072,188
Industrials - 2.6%
Aerospace & Defense - 2.6%
BAE Systems PLC	2,260,953	55,695,158
Rolls-Royce Holdings PLC	1,507,622	23,200,508
		78,895,666
TOTAL UNITED KINGDOM		430,496,268
UNITED STATES - 11.1%
Energy - 3.5%
Oil, Gas & Consumable Fuels - 3.5%
BP PLC	2,697,309	15,803,024
Shell PLC ADR	1,229,702	92,129,274
		107,932,298
Health Care - 2.7%
Pharmaceuticals - 2.7%
GSK PLC	2,075,709	48,599,517
Roche Holding AG	102,589	33,230,673
		81,830,190
Industrials - 0.4%
Trading Companies & Distributors - 0.4%
Ferguson Enterprises Inc (United Kingdom)	46,291	11,396,260
Materials - 4.5%
Chemicals - 0.9%
Linde PLC	68,037	28,459,877
Construction Materials - 3.6%
Amrize Ltd	357,963	18,450,830
CRH PLC	513,094	61,109,495
Holcim AG	331,940	29,509,876
		109,070,201
TOTAL MATERIALS		137,530,078

TOTAL UNITED STATES		338,688,826
TOTAL COMMON STOCKS (Cost $2,294,590,375)		2,993,646,281

Non-Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
GERMANY - 0.2%
Consumer Discretionary - 0.2%
Automobiles - 0.2%
Porsche Automobil Holding SE (Cost $7,199,958)	147,350	5,854,728

Money Market Funds - 5.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d)	4.18	93,079,160	93,097,776
Fidelity Securities Lending Cash Central Fund (d)(e)	4.18	59,939,855	59,945,849
TOTAL MONEY MARKET FUNDS (Cost $153,043,625)			153,043,625

TOTAL INVESTMENT IN SECURITIES - 103.0% (Cost $2,454,833,958)	3,152,544,634
NET OTHER ASSETS (LIABILITIES) - (3.0)%	(91,563,047)
NET ASSETS - 100.0%	3,060,981,587

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,561,740 or 0.5% of net assets.

(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	62,042,278	1,136,094,750	1,105,045,689	3,177,025	6,437	-	93,097,776	93,079,160	0.2%
Fidelity Securities Lending Cash Central Fund	4,015,254	252,979,359	197,048,764	29,716	-	-	59,945,849	59,939,855	0.2%
Total	66,057,532	1,389,074,109	1,302,094,453	3,206,741	6,437	-	153,043,625

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	106,541,134	20,741,482	85,799,652	-
Consumer Discretionary	147,023,197	69,626,320	77,396,877	-
Consumer Staples	130,799,367	-	130,799,367	-
Energy	204,380,990	124,462,904	79,918,086	-
Financials	1,209,654,337	502,237,100	707,417,237	-
Health Care	186,615,131	74,438,091	112,177,040	-
Industrials	510,516,749	290,553,108	219,963,641	-
Information Technology	95,095,495	33,977,744	61,117,751	-
Materials	353,512,355	123,103,044	230,409,311	-
Real Estate	15,774,647	-	15,774,647	-
Utilities	33,732,879	17,072,922	16,659,957	-

Non-Convertible Preferred Stocks
Consumer Discretionary	5,854,728	-	5,854,728	-

Money Market Funds	153,043,625	153,043,625	-	-
Total Investments in Securities:	3,152,544,634	1,409,256,340	1,743,288,294	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $57,333,654) - See accompanying schedule:
Unaffiliated issuers (cost $2,301,790,333)	$2,999,501,009
Fidelity Central Funds (cost $153,043,625)	153,043,625

Total Investment in Securities (cost $2,454,833,958)		$3,152,544,634
Foreign currency held at value (cost $63,612)		63,733
Receivable for investments sold		8,218,391
Receivable for fund shares sold		22,747,493
Dividends receivable		8,772,809
Reclaims receivable		5,517,611
Distributions receivable from Fidelity Central Funds		234,279
Prepaid expenses		2,809
Total assets		3,198,101,759
Liabilities
Payable to custodian bank	$38,374
Payable for investments purchased	73,025,598
Payable for fund shares redeemed	2,132,104
Accrued management fee	1,879,206
Distribution and service plan fees payable	20,318
Other payables and accrued expenses	78,723
Collateral on securities loaned	59,945,849
Total liabilities		137,120,172
Net Assets		$3,060,981,587
Net Assets consist of:
Paid in capital		$2,394,254,992
Total accumulated earnings (loss)		666,726,595
Net Assets		$3,060,981,587

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($52,344,261 ÷ 3,832,987 shares)(a)		$13.66
Maximum offering price per share (100/94.25 of $13.66)		$14.49
Class M :
Net Asset Value and redemption price per share ($9,700,757 ÷ 710,473 shares)(a)		$13.65
Maximum offering price per share (100/96.50 of $13.65)		$14.15
Class C :
Net Asset Value and offering price per share ($6,778,964 ÷ 494,945 shares)(a)		$13.70
International Value :
Net Asset Value, offering price and redemption price per share ($1,677,258,636 ÷ 122,709,819 shares)		$13.67
Class I :
Net Asset Value, offering price and redemption price per share ($408,519,974 ÷ 29,855,134 shares)		$13.68
Class Z :
Net Asset Value, offering price and redemption price per share ($906,378,995 ÷ 66,230,229 shares)		$13.69
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$70,087,184
Non-Cash dividends		12,225,836
Interest		6,990
Income from Fidelity Central Funds (including $29,716 from security lending)		3,206,741
Income before foreign taxes withheld		$85,526,751
Less foreign taxes withheld		(4,249,091)
Total income		81,277,660
Expenses
Management fee
Basic fee	$16,485,330
Performance adjustment	207,352
Distribution and service plan fees	159,234
Custodian fees and expenses	119,575
Independent trustees' fees and expenses	7,529
Registration fees	263,530
Audit fees	83,115
Legal	1,524
Miscellaneous	7,973
Total expenses before reductions	17,335,162
Expense reductions	(2,936)
Total expenses after reductions		17,332,226
Net Investment income (loss)		63,945,434
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	34,606,296
Fidelity Central Funds	6,437
Foreign currency transactions	(332,554)
Total net realized gain (loss)		34,280,179
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	485,810,467
Assets and liabilities in foreign currencies	33,995
Total change in net unrealized appreciation (depreciation)		485,844,462
Net gain (loss)		520,124,641
Net increase (decrease) in net assets resulting from operations		$584,070,075
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$63,945,434	$26,214,521
Net realized gain (loss)	34,280,179	(3,040,677)
Change in net unrealized appreciation (depreciation)	485,844,462	158,249,922
Net increase (decrease) in net assets resulting from operations	584,070,075	181,423,766
Distributions to shareholders	(42,013,169)	(16,926,327)

Share transactions - net increase (decrease)	1,046,640,484	590,603,012
Total increase (decrease) in net assets	1,588,697,390	755,100,451

Net Assets
Beginning of period	1,472,284,197	717,183,746
End of period	$3,060,981,587	$1,472,284,197

Financial Highlights
Fidelity Advisor® International Value Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$10.70	$8.85	$7.64	$9.65	$6.87
Income from Investment Operations
Net investment income (loss) A,B	.32	.22	.20	.24	.25 C
Net realized and unrealized gain (loss)	2.89	1.81	1.15	(1.87)	2.66
Total from investment operations	3.21	2.03	1.35	(1.63)	2.91
Distributions from net investment income	(.25)	(.18)	(.14)	(.38)	(.13)
Total distributions	(.25)	(.18)	(.14)	(.38)	(.13)
Net asset value, end of period	$13.66	$10.70	$8.85	$7.64	$9.65
Total Return D,E	30.75%	23.18%	17.72%	(17.43)%	42.56%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.09%	1.15%	1.33%	1.46%	1.37%
Expenses net of fee waivers, if any	1.09%	1.14%	1.29%	1.30%	1.33%
Expenses net of all reductions, if any	1.09%	1.14%	1.29%	1.30%	1.33%
Net investment income (loss)	2.64%	2.12%	2.21%	2.85%	2.77% C
Supplemental Data
Net assets, end of period (000 omitted)	$52,344	$20,609	$17,133	$12,080	$10,566
Portfolio turnover rate H	31%	29%	29%	25%	29% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.73%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Value Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$10.69	$8.84	$7.63	$9.63	$6.86
Income from Investment Operations
Net investment income (loss) A,B	.29	.19	.18	.22	.23 C
Net realized and unrealized gain (loss)	2.89	1.81	1.15	(1.87)	2.65
Total from investment operations	3.18	2.00	1.33	(1.65)	2.88
Distributions from net investment income	(.22)	(.15)	(.12)	(.35)	(.11)
Total distributions	(.22)	(.15)	(.12)	(.35)	(.11)
Net asset value, end of period	$13.65	$10.69	$8.84	$7.63	$9.63
Total Return D,E	30.38%	22.87%	17.45%	(17.65)%	42.20%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.34%	1.39%	1.59%	1.72%	1.62%
Expenses net of fee waivers, if any	1.34%	1.39%	1.54%	1.55%	1.58%
Expenses net of all reductions, if any	1.34%	1.39%	1.54%	1.55%	1.58%
Net investment income (loss)	2.39%	1.88%	1.97%	2.60%	2.51% C
Supplemental Data
Net assets, end of period (000 omitted)	$9,701	$4,730	$4,196	$3,498	$4,375
Portfolio turnover rate H	31%	29%	29%	25%	29% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.48%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Value Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$10.72	$8.85	$7.64	$9.60	$6.85
Income from Investment Operations
Net investment income (loss) A,B	.23	.14	.13	.18	.18 C
Net realized and unrealized gain (loss)	2.91	1.83	1.15	(1.87)	2.65
Total from investment operations	3.14	1.97	1.28	(1.69)	2.83
Distributions from net investment income	(.16)	(.10)	(.07)	(.27)	(.08)
Total distributions	(.16)	(.10)	(.07)	(.27)	(.08)
Net asset value, end of period	$13.70	$10.72	$8.85	$7.64	$9.60
Total Return D,E	29.70%	22.44%	16.74%	(18.01)%	41.45%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.83%	1.88%	2.09%	2.23%	2.12%
Expenses net of fee waivers, if any	1.83%	1.88%	2.05%	2.05%	2.09%
Expenses net of all reductions, if any	1.83%	1.88%	2.05%	2.05%	2.09%
Net investment income (loss)	1.90%	1.38%	1.46%	2.09%	2.00% C
Supplemental Data
Net assets, end of period (000 omitted)	$6,779	$2,365	$2,366	$2,190	$3,177
Portfolio turnover rate H	31%	29%	29%	25%	29% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® International Value Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$10.72	$8.86	$7.65	$9.66	$6.87
Income from Investment Operations
Net investment income (loss) A,B	.35	.25	.22	.26	.28 C
Net realized and unrealized gain (loss)	2.89	1.81	1.15	(1.86)	2.66
Total from investment operations	3.24	2.06	1.37	(1.60)	2.94
Distributions from net investment income	(.29)	(.20)	(.16)	(.41)	(.15)
Total distributions	(.29)	(.20)	(.16)	(.41)	(.15)
Net asset value, end of period	$13.67	$10.72	$8.86	$7.65	$9.66
Total Return D	31.12%	23.58%	17.96%	(17.20)%	43.08%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.80%	.89%	1.01%	1.13%	1.01%
Expenses net of fee waivers, if any	.80%	.89%	1.01%	1.05%	1.01%
Expenses net of all reductions, if any	.80%	.89%	1.01%	1.05%	1.01%
Net investment income (loss)	2.92%	2.37%	2.50%	3.10%	3.09% C
Supplemental Data
Net assets, end of period (000 omitted)	$1,677,259	$885,896	$443,836	$367,478	$372,441
Portfolio turnover rate G	31%	29%	29%	25%	29% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.05%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Value Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$10.73	$8.87	$7.66	$9.67	$6.88
Income from Investment Operations
Net investment income (loss) A,B	.35	.24	.22	.25	.28 C
Net realized and unrealized gain (loss)	2.89	1.82	1.15	(1.86)	2.66
Total from investment operations	3.24	2.06	1.37	(1.61)	2.94
Distributions from net investment income	(.29)	(.20)	(.16)	(.40)	(.15)
Total distributions	(.29)	(.20)	(.16)	(.40)	(.15)
Net asset value, end of period	$13.68	$10.73	$8.87	$7.66	$9.67
Total Return D	31.05%	23.55%	17.97%	(17.23)%	43.05%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.84%	.92%	1.02%	1.09%	1.07%
Expenses net of fee waivers, if any	.84%	.92%	1.01%	1.04%	1.05%
Expenses net of all reductions, if any	.84%	.92%	1.01%	1.04%	1.05%
Net investment income (loss)	2.88%	2.34%	2.50%	3.10%	3.05% C
Supplemental Data
Net assets, end of period (000 omitted)	$408,520	$164,277	$91,052	$74,751	$6,661
Portfolio turnover rate G	31%	29%	29%	25%	29% H

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.01%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Value Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$10.74	$8.88	$7.66	$9.67	$6.87
Income from Investment Operations
Net investment income (loss) A,B	.36	.26	.24	.26	.30 C
Net realized and unrealized gain (loss)	2.89	1.82	1.15	(1.86)	2.65
Total from investment operations	3.25	2.08	1.39	(1.60)	2.95
Distributions from net investment income	(.30)	(.22)	(.17)	(.41)	(.15)
Total distributions	(.30)	(.22)	(.17)	(.41)	(.15)
Net asset value, end of period	$13.69	$10.74	$8.88	$7.66	$9.67
Total Return D	31.21%	23.71%	18.20%	(17.13)%	43.35%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.73%	.79%	.87%	.94%	.89%
Expenses net of fee waivers, if any	.73%	.79%	.86%	.89%	.89%
Expenses net of all reductions, if any	.72%	.79%	.86%	.89%	.89%
Net investment income (loss)	3.00%	2.47%	2.65%	3.25%	3.21% C
Supplemental Data
Net assets, end of period (000 omitted)	$906,379	$394,406	$158,601	$118,176	$11,946
Portfolio turnover rate G	31%	29%	29%	25%	29% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.17%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$707,093,037
Gross unrealized depreciation	(62,759,341)
Net unrealized appreciation (depreciation)	$644,333,696
Tax Cost	$2,508,210,938

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$72,190,679
Capital loss carryforward	$(49,719,209)
Net unrealized appreciation (depreciation) on securities and other investments	$644,255,124

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(41,801,869)
Long-term	(7,917,340)
Total capital loss carryforward	$(49,719,209)

Due to large redemptions in a prior period, approximately $21,132,092 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $5,836,972 of those capital losses per year to offset capital gains.

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$42,013,169	$16,926,327
Total	$42,013,169	$16,926,327

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Value Fund	1,697,656,155	645,954,525
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.88
Class M	.88
Class C	.88
International Value	.87
Class I	.87
Class Z	.72

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.81
Class M	.81
Class C	.81
International Value	.77
Class I	.81
Class Z	.69

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity International Value Fund	MSCI EAFE Value Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of International Value. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .01%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	86,159	6,367
Class M	.25%	.25%	33,924	-
Class C	.75%	.25%	39,151	4,523
			159,234	10,890

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	37,165
Class M	1,627
Class CA	136
38,928
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Value Fund	1,183

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Value Fund	124,477,834	124,427,712	1,135,192
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity International Value Fund	2,685
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Value Fund	3,039	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,936.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity International Value Fund
Distributions to shareholders
Class A	$488,630	$348,977
Class M	96,338	72,953
Class C	33,393	27,673
International Value	24,793,093	10,313,599
Class I	4,958,469	2,133,490
Class Z	11,643,246	4,029,635
Total	$42,013,169	$16,926,327
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity International Value Fund
Class A
Shares sold	2,656,161	409,712	$32,469,471	$4,210,717
Reinvestment of distributions	46,752	36,641	485,618	346,659
Shares redeemed	(795,907)	(457,274)	(9,912,166)	(4,730,489)
Net increase (decrease)	1,907,006	(10,921)	$23,042,923	$(173,113)
Class M
Shares sold	323,909	25,444	$3,994,255	$257,449
Reinvestment of distributions	9,259	7,505	96,338	71,094
Shares redeemed	(65,009)	(65,455)	(793,067)	(674,620)
Net increase (decrease)	268,159	(32,506)	$3,297,526	$(346,077)
Class C
Shares sold	366,525	24,053	$4,632,287	$245,624
Reinvestment of distributions	3,198	2,901	33,393	27,673
Shares redeemed	(95,533)	(73,408)	(1,199,228)	(749,686)
Net increase (decrease)	274,190	(46,454)	$3,466,452	$(476,389)
International Value
Shares sold	95,253,860	43,576,697	$1,156,005,757	$455,952,864
Reinvestment of distributions	1,839,614	930,687	19,105,277	8,794,774
Shares redeemed	(57,010,781)	(11,974,365)	(705,469,583)	(123,234,962)
Net increase (decrease)	40,082,693	32,533,019	$469,641,451	$341,512,676
Class I
Shares sold	21,393,351	11,977,758	$262,720,600	$126,009,409
Reinvestment of distributions	467,850	221,911	4,863,643	2,101,443
Shares redeemed	(7,309,810)	(7,158,179)	(86,076,089)	(75,842,662)
Net increase (decrease)	14,551,391	5,041,490	$181,508,154	$52,268,190
Class Z
Shares sold	43,471,460	25,315,241	$531,900,267	$265,920,733
Reinvestment of distributions	853,657	352,743	8,868,907	3,336,691
Shares redeemed	(14,823,952)	(6,806,180)	(175,085,196)	(71,439,699)
Net increase (decrease)	29,501,165	18,861,804	$365,683,978	$197,817,725
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $1,618,322 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 100% and 100%; Class M designates 100% and 100%; Class C designates 100% and 100%; International Value designates 97.19% and 100%; Class I designates  98.36% and 100%; and Class Z designates 92.78% and 100%, of each dividend distributed December 13th and December 27th, respectively, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes

Class A	12/16/24	$0.2017	$0.0134
Class M	12/16/24	$0.1710	$0.0134
Class C	12/16/24	$0.1106	$0.0134
International Value	12/16/24	$0.2420	$0.0134
Class I	12/16/24	$0.2391	$0.0134
Class Z	12/16/24	$0.2535	$0.0134

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Value Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate for the retail class ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2024 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. The Board considered that the fund has a variable management fee that covers expenses beyond portfolio management, unlike the majority of funds within the total peer group. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%, 1.05%, 0.90%, and 1.05% through February 28, 2026.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.827482.119
FIV-ANN-1225
Fidelity® International Small Cap Opportunities Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Small Cap Opportunities Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 97.3%
	Shares	Value ($)
AUSTRALIA - 2.8%
Consumer Staples - 0.1%
Beverages - 0.1%
Treasury Wine Estates Ltd	375,000	1,469,721
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Whitehaven Coal Ltd	1,035,000	4,875,844
Financials - 1.3%
Financial Services - 0.2%
Cuscal Ltd	925,000	2,523,799
Insurance - 1.1%
Steadfast Group Ltd	4,731,460	17,336,448
TOTAL FINANCIALS		19,860,247

Materials - 1.1%
Metals & Mining - 1.1%
Imdex Ltd	7,777,574	17,505,701
TOTAL AUSTRALIA		43,711,513
AUSTRIA - 0.1%
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
AT&S Austria Technologie & Systemtechnik AG (a)	65,000	2,416,242
BAILIWICK OF JERSEY - 1.3%
Financials - 1.3%
Capital Markets - 1.3%
JTC PLC (b)(c)	1,190,000	20,385,471
BELGIUM - 2.4%
Financials - 2.3%
Banks - 2.3%
KBC Ancora	434,745	34,175,622
Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Ion Beam Applications (d)	47,356	596,067
Real Estate - 0.1%
Industrial REITs - 0.1%
Warehouses De Pauw CVA	70,000	1,776,695
TOTAL BELGIUM		36,548,384
BRAZIL - 0.1%
Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Orizon Valorizacao de Residuos SA (a)	260,000	2,680,248
CANADA - 4.5%
Consumer Staples - 0.3%
Consumer Staples Distribution & Retail - 0.3%
North West Co Inc/The	140,000	4,541,728
Energy - 0.5%
Energy Equipment & Services - 0.2%
Pason Systems Inc	332,900	2,836,373
Oil, Gas & Consumable Fuels - 0.3%
South Bow Corp	200,000	5,187,694
TOTAL ENERGY		8,024,067

Financials - 0.1%
Capital Markets - 0.1%
Onex Corp Subordinate Voting Shares	18,000	1,565,719
Industrials - 1.3%
Trading Companies & Distributors - 1.3%
Richelieu Hardware Ltd (d)	760,963	20,861,308
Information Technology - 0.6%
Software - 0.6%
Lumine Group Inc Subordinate Voting Shares (a)(c)	395,000	9,434,601
Materials - 1.7%
Metals & Mining - 1.7%
OR Royalties Inc	767,100	24,611,957
Triple Flag Precious Metals Corp	40,000	1,110,834
		25,722,791
TOTAL CANADA		70,150,214
CHINA - 0.4%
Consumer Staples - 0.3%
Personal Care Products - 0.3%
Chlitina Holding Ltd	1,048,842	3,407,765
Health Care - 0.1%
Pharmaceuticals - 0.1%
Consun Pharmaceutical Group Ltd	1,100,000	2,127,649
TOTAL CHINA		5,535,414
EGYPT - 0.1%
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Integrated Diagnostics Holdings PLC (b)(c)	5,696,716	3,190,161
FRANCE - 3.7%
Consumer Staples - 0.3%
Beverages - 0.3%
Laurent-Perrier	39,163	4,225,219
Health Care - 0.7%
Pharmaceuticals - 0.7%
Vetoquinol SA	121,442	10,442,518
Industrials - 2.0%
Aerospace & Defense - 1.3%
Exail Technologies SA (a)	37,000	3,544,053
LISI SA	287,284	16,821,806
		20,365,859
Commercial Services & Supplies - 0.3%
Elis SA	170,000	4,734,164
Ground Transportation - 0.2%
Stef SA	27,000	3,765,708
Trading Companies & Distributors - 0.2%
Thermador Groupe	26,500	2,333,655
TOTAL INDUSTRIALS		31,199,386

Information Technology - 0.3%
Software - 0.3%
Lectra (d)	163,306	4,329,397
Materials - 0.1%
Chemicals - 0.1%
Robertet SA	1,800	1,728,283
Real Estate - 0.3%
Industrial REITs - 0.1%
ARGAN SA	30,000	2,334,116
Retail REITs - 0.2%
Carmila SA	130,000	2,370,540
TOTAL REAL ESTATE		4,704,656

TOTAL FRANCE		56,629,459
GERMANY - 5.3%
Communication Services - 2.7%
Entertainment - 1.8%
CTS Eventim AG & Co KGaA	305,392	27,315,983
Interactive Media & Services - 0.8%
Scout24 SE (b)(c)	105,700	12,207,878
Wireless Telecommunication Services - 0.1%
1&1 AG	60,000	1,480,003
TOTAL COMMUNICATION SERVICES		41,003,864

Consumer Discretionary - 1.2%
Specialty Retail - 1.2%
Auto1 Group SE (a)	390,000	13,683,800
Fielmann Group AG	103,000	5,621,531
		19,305,331
Industrials - 1.1%
Aerospace & Defense - 0.8%
Montana Aerospace Ag (a)(b)(c)	65,000	2,572,538
Rheinmetall AG	4,800	9,413,923
		11,986,461
Machinery - 0.3%
Stabilus SE	190,000	4,763,326
TOTAL INDUSTRIALS		16,749,787

Information Technology - 0.1%
Software - 0.1%
Mensch und Maschine Software SE (d)	43,000	2,064,339
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
TAG Immobilien AG	210,000	3,483,193
TOTAL GERMANY		82,606,514
GREECE - 0.4%
Industrials - 0.4%
Transportation Infrastructure - 0.4%
Athens International Airport SA	473,700	5,471,023
INDONESIA - 0.3%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
Selamat Sempurna Tbk PT	25,000,000	2,886,350
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Sumber Alfaria Trijaya Tbk PT	15,000,000	1,812,989
TOTAL INDONESIA		4,699,339
IRELAND - 1.7%
Consumer Discretionary - 0.3%
Household Durables - 0.3%
Cairn Homes PLC	2,335,691	5,204,002
Industrials - 1.0%
Trading Companies & Distributors - 1.0%
AerCap Holdings NV	119,200	15,524,608
Real Estate - 0.4%
Residential REITs - 0.4%
Irish Residential Properties Reit PLC	5,454,557	5,834,517
TOTAL IRELAND		26,563,127
ISRAEL - 2.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Energean PLC	165,000	2,089,571
Financials - 1.1%
Capital Markets - 1.1%
Tel Aviv Stock Exchange Ltd	665,296	15,517,346
Information Technology - 0.9%
Communications Equipment - 0.9%
Ituran Location and Control Ltd	372,877	14,359,493
TOTAL ISRAEL		31,966,410
ITALY - 3.5%
Financials - 0.2%
Financial Services - 0.2%
Generalfinance Spa	132,788	2,946,368
Industrials - 3.3%
Commercial Services & Supplies - 0.4%
doValue SpA (a)(b)(c)	2,000,000	6,238,142
Machinery - 2.8%
Interpump Group SpA	846,840	43,632,123
Passenger Airlines - 0.1%
Wizz Air Holdings Plc (a)(b)(c)	100,000	1,375,444
TOTAL INDUSTRIALS		51,245,709

TOTAL ITALY		54,192,077
JAPAN - 30.3%
Consumer Discretionary - 5.7%
Distributors - 0.4%
Central Automotive Products Ltd	469,500	5,474,606
Diversified Consumer Services - 0.5%
Aucnet Inc	563,954	7,370,082
Hotels, Restaurants & Leisure - 3.1%
Curves Holdings Co Ltd	2,767,078	13,053,440
Gift Holdings Inc (d)	350,000	7,335,669
Koshidaka Holdings Co Ltd	2,098,675	16,069,279
Metaplanet Inc (a)	350,000	1,115,113
Monogatari Corp/The	438,700	10,973,905
		48,547,406
Leisure Products - 0.1%
Roland Corp	5,960	126,463
Yonex Co Ltd	116,000	2,988,255
		3,114,718
Specialty Retail - 1.6%
Intermestic Inc	175,000	2,477,775
USS Co Ltd	1,982,130	21,890,762
		24,368,537
TOTAL CONSUMER DISCRETIONARY		88,875,349

Consumer Staples - 1.9%
Consumer Staples Distribution & Retail - 1.7%
Blue Zones Holdings Co Ltd	40,000	2,037,506
Daikokutenbussan Co Ltd	61,600	2,478,230
Kato Sangyo Co Ltd	45,000	1,728,635
Kusuri no Aoki Holdings Co Ltd	198,500	5,031,088
Qol Holdings Co Ltd	280,000	3,533,839
Tsuruha Holdings Inc	350,000	6,079,749
YAKUODO Holdings Co Ltd	411,500	5,431,127
		26,320,174
Food Products - 0.0%
Iwatsuka Confectionery Co Ltd	37,800	732,649
Personal Care Products - 0.2%
Artnature Inc (d)	521,000	2,853,313
TOTAL CONSUMER STAPLES		29,906,136

Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Iwatani Corp	260,000	2,710,337
San-Ai Obbli Co Ltd	780,800	10,345,815
		13,056,152
Financials - 2.4%
Banks - 2.4%
Bank of Iwate Ltd/The	60,000	1,576,796
Chiba Bank Ltd/The (d)	665,000	6,496,382
Hachijuni Bank Ltd/The	980,000	9,878,853
Hokuhoku Financial Group Inc	535,000	13,118,973
Kyoto Financial Group Inc	339,200	6,876,003
		37,947,007
Health Care - 1.5%
Health Care Equipment & Supplies - 0.9%
Medikit Co Ltd	291,800	5,129,363
Nagaileben Co Ltd	745,427	8,503,412
Techno Medica Co Ltd	80,791	984,527
		14,617,302
Health Care Providers & Services - 0.2%
As One Corp	170,000	2,778,177
Health Care Technology - 0.4%
Software Service Inc	66,400	5,902,797
TOTAL HEALTH CARE		23,298,276

Industrials - 6.4%
Commercial Services & Supplies - 2.4%
CTS Co Ltd	340,000	1,961,326
Daiei Kankyo Co Ltd	550,000	12,241,256
Japan Elevator Service Holdings Co Ltd	1,340,200	15,805,681
Park24 Co Ltd (d)	270,000	3,157,096
Pronexus Inc	477,000	3,386,140
		36,551,499
Construction & Engineering - 1.1%
SHO-BOND Holdings Co Ltd (d)	559,400	17,771,867
Electrical Equipment - 0.3%
Fuji Electric Co Ltd	65,000	4,664,849
Machinery - 1.5%
Mitsuboshi Belting Ltd	117,580	2,834,402
Moriya Transportation Engineering & Manufacturing Co Ltd	171,700	5,487,136
NS Tool Co Ltd	648,900	3,225,342
Takeuchi Manufacturing Co Ltd	80,000	3,306,729
Tocalo Co Ltd	608,636	8,945,302
		23,798,911
Professional Services - 1.1%
Funai Soken Holdings Inc	224,350	3,536,086
Timee Inc (a)(d)	660,000	6,398,287
Visional Inc (a)	101,000	7,025,631
		16,960,004
TOTAL INDUSTRIALS		99,747,130

Information Technology - 8.7%
Electronic Equipment, Instruments & Components - 3.8%
Ai Holdings Corp	172,500	2,999,805
Azbil Corp	4,791,868	47,340,336
Ibiden Co Ltd	49,000	4,646,908
Rigaku Holdings Corp (d)	270,000	1,732,723
		56,719,772
IT Services - 2.7%
NSD Co Ltd	889,949	19,033,625
Obic Co Ltd	152,000	4,721,459
Softcreate Holdings Corp	90,000	1,245,668
System Support Holdings Inc	113,900	2,250,506
TechMatrix Corp	200,000	2,835,637
TIS Inc	334,700	11,543,252
		41,630,147
Semiconductors & Semiconductor Equipment - 0.2%
Shibaura Mechatronics Corp	30,000	3,556,551
Software - 2.0%
Broadleaf Co Ltd	1,697,198	8,171,572
m-up Holdings Inc	567,450	7,113,837
Miroku Jyoho Service Co Ltd	251,700	2,881,051
Money Forward Inc (a)	60,000	1,751,995
Rakus Co Ltd	200,000	1,618,325
Systena Corp	1,300,000	4,479,268
VRAIN Solution Inc (a)	13,700	258,336
WingArc1st Inc	227,100	4,951,372
		31,225,756
TOTAL INFORMATION TECHNOLOGY		133,132,226

Materials - 1.7%
Chemicals - 1.5%
Nihon Parkerizing Co Ltd	653,878	5,681,284
SK Kaken Co Ltd	235,400	13,854,247
Toyo Gosei Co Ltd	70,000	3,193,173
		22,728,704
Construction Materials - 0.1%
Maeda Kosen Co Ltd	125,000	1,563,818
Containers & Packaging - 0.1%
Fuji Seal International Inc	90,000	1,584,972
TOTAL MATERIALS		25,877,494

Real Estate - 1.2%
Real Estate Management & Development - 1.2%
Arealink Co Ltd	500,000	3,299,591
Goldcrest Co Ltd	500,730	10,852,237
Katitas Co Ltd	160,000	2,604,893
SRE Holdings Corp	80,000	1,464,408
		18,221,129
TOTAL JAPAN		470,060,899
KOREA (SOUTH) - 0.4%
Consumer Staples - 0.4%
Consumer Staples Distribution & Retail - 0.4%
BGF retail Co Ltd	79,256	5,744,876
NETHERLANDS - 4.3%
Industrials - 1.9%
Construction & Engineering - 0.2%
Koninklijke Heijmans N.V depository receipt	33,935	2,405,583
Machinery - 1.6%
Aalberts NV	776,097	24,672,192
Trading Companies & Distributors - 0.1%
IMCD NV	18,000	1,866,878
TOTAL INDUSTRIALS		28,944,653

Information Technology - 2.4%
Semiconductors & Semiconductor Equipment - 2.4%
BE Semiconductor Industries NV	222,429	37,842,099
TOTAL NETHERLANDS		66,786,752
NORWAY - 1.4%
Energy - 0.2%
Energy Equipment & Services - 0.2%
TGS ASA	305,000	2,637,707
Health Care - 0.3%
Health Care Equipment & Supplies - 0.3%
Medistim ASA	185,242	4,992,578
Industrials - 0.9%
Aerospace & Defense - 0.9%
Kongsberg Gruppen ASA	524,905	13,424,157
TOTAL NORWAY		21,054,442
PHILIPPINES - 0.6%
Industrials - 0.6%
Transportation Infrastructure - 0.6%
International Container Terminal Services Inc	1,030,000	9,298,325
SPAIN - 0.9%
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
CIE Automotive SA	65,000	2,180,237
Consumer Staples - 0.1%
Food Products - 0.1%
Viscofan SA	30,000	1,863,835
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Clinica Baviera SA (d)	45,000	2,183,695
Industrials - 0.6%
Commercial Services & Supplies - 0.2%
Befesa SA (b)(c)	50,000	1,654,053
Machinery - 0.4%
Fluidra SA	184,201	5,333,461
TOTAL INDUSTRIALS		6,987,514

TOTAL SPAIN		13,215,281
SWEDEN - 10.9%
Consumer Discretionary - 0.9%
Automobile Components - 0.6%
Autoliv Inc	80,000	9,344,000
Broadline Retail - 0.1%
Rusta AB	300,000	1,983,105
Hotels, Restaurants & Leisure - 0.2%
Betsson AB B Shares	180,000	2,817,400
TOTAL CONSUMER DISCRETIONARY		14,144,505

Health Care - 0.5%
Life Sciences Tools & Services - 0.5%
AddLife AB B Shares	351,520	7,600,032
Industrials - 5.5%
Aerospace & Defense - 0.6%
INVISIO AB (d)	338,163	10,767,539
Trading Companies & Distributors - 4.9%
AddTech AB B Shares	1,503,275	50,951,770
Bergman & Beving AB B Shares	686,462	24,314,567
		75,266,337
TOTAL INDUSTRIALS		86,033,876

Information Technology - 3.4%
Electronic Equipment, Instruments & Components - 3.4%
Lagercrantz Group AB B Shares	2,125,212	52,211,729
Materials - 0.2%
Metals & Mining - 0.2%
Alleima AB	340,000	2,945,396
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
John Mattson Fastighetsforetagen AB (a)	942,052	6,604,107
TOTAL SWEDEN		169,539,645
TAIWAN - 1.2%
Communication Services - 0.7%
Interactive Media & Services - 0.7%
Addcn Technology Co Ltd	1,718,028	9,768,500
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
eMemory Technology Inc	129,000	8,340,698
TOTAL TAIWAN		18,109,198
TURKEY - 0.3%
Industrials - 0.3%
Electrical Equipment - 0.3%
Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS	1,800,000	4,203,167
UNITED KINGDOM - 17.1%
Communication Services - 2.9%
Diversified Telecommunication Services - 1.1%
Zegona Communications plc (a)	1,070,000	17,289,606
Interactive Media & Services - 1.8%
Baltic Classifieds Group PLC	4,689,002	18,171,829
Rightmove PLC	1,037,993	9,108,924
		27,280,753
TOTAL COMMUNICATION SERVICES		44,570,359

Consumer Discretionary - 4.7%
Automobile Components - 0.1%
AB Dynamics PLC	100,000	1,661,830
Broadline Retail - 0.1%
B&M European Value Retail SA	725,000	1,711,045
Hotels, Restaurants & Leisure - 1.9%
Dp Poland PLC (a)	18,541,591	1,887,752
InterContinental Hotels Group PLC ADR	222,650	27,043,069
		28,930,821
Leisure Products - 2.6%
Games Workshop Group PLC	193,200	40,431,430
TOTAL CONSUMER DISCRETIONARY		72,735,126

Financials - 0.4%
Banks - 0.2%
Shawbrook Group PLC (b)(c)(e)	522,800	2,685,397
Capital Markets - 0.1%
Allfunds Group Plc	300,000	2,282,247
Financial Services - 0.1%
Enity Holding AB	210,000	2,095,966
TOTAL FINANCIALS		7,063,610

Industrials - 6.3%
Aerospace & Defense - 0.3%
Avon Technologies PLC	165,000	4,148,796
Air Freight & Logistics - 0.1%
Ferrari Group PLC	230,000	2,218,966
Industrial Conglomerates - 0.5%
DCC PLC	115,000	7,568,883
Machinery - 1.7%
Bodycote PLC	2,659,626	21,557,676
Spirax Group PLC	57,691	5,377,206
		26,934,882
Marine Transportation - 0.4%
Clarkson PLC	141,153	6,721,935
Trading Companies & Distributors - 3.3%
Diploma PLC	227,000	16,729,575
Howden Joinery Group PLC	2,939,700	33,347,368
		50,076,943
TOTAL INDUSTRIALS		97,670,405

Information Technology - 1.2%
Electronic Equipment, Instruments & Components - 0.6%
Oxford Instruments PLC	348,100	8,652,097
IT Services - 0.1%
Kainos Group PLC	150,000	1,856,258
Software - 0.5%
Pinewood Technologies Group PLC (a)	650,000	3,146,639
Sage Group PLC/The	333,700	5,039,198
		8,185,837
TOTAL INFORMATION TECHNOLOGY		18,694,192

Materials - 1.0%
Construction Materials - 0.5%
SigmaRoc PLC (a)	4,982,910	7,554,140
Metals & Mining - 0.5%
Hill & Smith PLC	280,000	7,926,866
TOTAL MATERIALS		15,481,006

Real Estate - 0.6%
Retail REITs - 0.2%
Shaftesbury Capital PLC	2,100,000	3,873,313
Specialized REITs - 0.4%
Big Yellow Group PLC (The)	350,000	5,112,920
TOTAL REAL ESTATE		8,986,233

TOTAL UNITED KINGDOM		265,200,931
UNITED STATES - 1.2%
Consumer Staples - 0.8%
Consumer Staples Distribution & Retail - 0.8%
PriceSmart Inc (d)	100,060	11,500,897
Financials - 0.3%
Capital Markets - 0.3%
Morningstar Inc	25,321	5,375,648
Health Care - 0.1%
Biotechnology - 0.1%
Legend Biotech Corp ADR (a)	62,800	2,034,720
TOTAL UNITED STATES		18,911,265
TOTAL COMMON STOCKS (Cost $1,095,321,327)		1,508,870,377

International Equity Funds - 1.0%
	Shares	Value ($)
iShares MSCI EAFE Small-Cap ETF (d) (Cost $15,012,125)	197,800	15,074,338

Money Market Funds - 3.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.18	24,623,179	24,628,104
Fidelity Securities Lending Cash Central Fund (f)(g)	4.18	31,896,102	31,899,291
TOTAL MONEY MARKET FUNDS (Cost $56,527,395)			56,527,395

TOTAL INVESTMENT IN SECURITIES - 101.9% (Cost $1,166,860,847)	1,580,472,110
NET OTHER ASSETS (LIABILITIES) - (1.9)%	(30,065,120)
NET ASSETS - 100.0%	1,550,406,990

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,309,084 or 3.2% of net assets.

(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $59,743,685 or 3.9% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	34,774,965	717,155,262	727,302,922	1,789,028	799	-	24,628,104	24,623,179	0.0%
Fidelity Securities Lending Cash Central Fund	18,102,100	628,078,596	614,281,405	158,344	-	-	31,899,291	31,896,102	0.1%
Total	52,877,065	1,345,233,858	1,341,584,327	1,947,372	799	-	56,527,395

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	95,342,723	95,342,723	-	-
Consumer Discretionary	205,330,900	205,330,900	-	-
Consumer Staples	64,473,166	64,473,166	-	-
Energy	30,683,341	30,683,341	-	-
Financials	144,837,038	144,837,038	-	-
Health Care	56,465,696	56,465,696	-	-
Industrials	490,041,296	490,041,296	-	-
Information Technology	282,825,016	282,825,016	-	-
Materials	89,260,671	89,260,671	-	-
Real Estate	49,610,530	49,610,530	-	-

International Equity Funds	15,074,338	15,074,338	-	-

Money Market Funds	56,527,395	56,527,395	-	-
Total Investments in Securities:	1,580,472,110	1,580,472,110	-	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $32,990,696) - See accompanying schedule:
Unaffiliated issuers (cost $1,110,333,452)	$1,523,944,715
Fidelity Central Funds (cost $56,527,395)	56,527,395

Total Investment in Securities (cost $1,166,860,847)		$1,580,472,110
Foreign currency held at value (cost $3,445,302)		3,431,460
Receivable for investments sold		695,259
Receivable for fund shares sold		1,153,945
Dividends receivable		4,338,983
Reclaims receivable		2,808,164
Distributions receivable from Fidelity Central Funds		113,387
Prepaid expenses		1,661
Other receivables		13,126
Total assets		1,593,028,095
Liabilities
Payable for investments purchased
Regular delivery	$4,619,626
Delayed delivery	2,541,169
Payable for fund shares redeemed	2,471,469
Accrued management fee	1,006,384
Distribution and service plan fees payable	13,778
Other payables and accrued expenses	69,388
Collateral on securities loaned	31,899,291
Total liabilities		42,621,105
Net Assets		$1,550,406,990
Net Assets consist of:
Paid in capital		$993,265,582
Total accumulated earnings (loss)		557,141,408
Net Assets		$1,550,406,990

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($37,552,311 ÷ 1,622,552 shares)(a)		$23.14
Maximum offering price per share (100/94.25 of $23.14)		$24.55
Class M :
Net Asset Value and redemption price per share ($9,782,734 ÷ 430,990 shares)(a)		$22.70
Maximum offering price per share (100/96.50 of $22.70)		$23.52
Class C :
Net Asset Value and offering price per share ($2,123,614 ÷ 99,073 shares)(a)		$21.43
International Small Cap Opportunities :
Net Asset Value, offering price and redemption price per share ($852,597,398 ÷ 35,979,823 shares)		$23.70
Class I :
Net Asset Value, offering price and redemption price per share ($143,204,372 ÷ 6,055,348 shares)		$23.65
Class Z :
Net Asset Value, offering price and redemption price per share ($505,146,561 ÷ 21,413,331 shares)		$23.59
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$31,360,578
Foreign Tax Reclaims		1,971,421
Interest		186
Income from Fidelity Central Funds (including $158,344 from security lending)		1,947,372
Income before foreign taxes withheld		$35,279,557
Less foreign taxes withheld		(3,279,414)
Total income		32,000,143
Expenses
Management fee
Basic fee	$12,442,233
Performance adjustment	395,540
Distribution and service plan fees	156,588
Custodian fees and expenses	81,907
Independent trustees' fees and expenses	5,478
Registration fees	145,284
Audit fees	94,394
Legal	1,277
Miscellaneous	9,298
Total expenses before reductions	13,331,999
Expense reductions	(930)
Total expenses after reductions		13,331,069
Net Investment income (loss)		18,669,074
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	155,286,727
Fidelity Central Funds	799
Foreign currency transactions	(41,918)
Total net realized gain (loss)		155,245,608
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	90,950,886
Assets and liabilities in foreign currencies	151,413
Total change in net unrealized appreciation (depreciation)		91,102,299
Net gain (loss)		246,347,907
Net increase (decrease) in net assets resulting from operations		$265,016,981
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,669,074	$13,006,743
Net realized gain (loss)	155,245,608	66,758,616
Change in net unrealized appreciation (depreciation)	91,102,299	179,564,617
Net increase (decrease) in net assets resulting from operations	265,016,981	259,329,976
Distributions to shareholders	(77,968,307)	(42,624,195)

Share transactions - net increase (decrease)	91,826,373	79,946,440
Total increase (decrease) in net assets	278,875,047	296,652,221

Net Assets
Beginning of period	1,271,531,943	974,879,722
End of period	$1,550,406,990	$1,271,531,943

Financial Highlights
Fidelity Advisor® International Small Cap Opportunities Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$20.36	$16.75	$17.17	$28.35	$20.86
Income from Investment Operations
Net investment income (loss) A,B	.22	.15	.10	.06	(.06)
Net realized and unrealized gain (loss)	3.76	4.14	.61	(8.93)	7.55
Total from investment operations	3.98	4.29	.71	(8.87)	7.49
Distributions from net investment income	(.25)	(.12)	-	-	-
Distributions from net realized gain	(.95)	(.56)	(1.13)	(2.31)	-
Total distributions	(1.20)	(.68)	(1.13)	(2.31)	-
Net asset value, end of period	$23.14	$20.36	$16.75	$17.17	$28.35
Total Return C,D	20.56%	26.06%	3.74%	(33.79)%	35.91%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.24%	1.27%	1.31%	1.49%	1.50%
Expenses net of fee waivers, if any	1.24%	1.26%	1.31%	1.48%	1.50%
Expenses net of all reductions, if any	1.24%	1.26%	1.31%	1.48%	1.50%
Net investment income (loss)	1.01%	.77%	.56%	.30%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$37,552	$32,876	$26,559	$26,380	$45,981
Portfolio turnover rate G	53%	27%	10%	13%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® International Small Cap Opportunities Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$19.98	$16.43	$16.91	$28.02	$20.67
Income from Investment Operations
Net investment income (loss) A,B	.16	.10	.06	.01	(.13)
Net realized and unrealized gain (loss)	3.70	4.07	.59	(8.81)	7.48
Total from investment operations	3.86	4.17	.65	(8.80)	7.35
Distributions from net investment income	(.19)	(.06)	-	-	-
Distributions from net realized gain	(.95)	(.56)	(1.13)	(2.31)	-
Total distributions	(1.14)	(.62)	(1.13)	(2.31)	-
Net asset value, end of period	$22.70	$19.98	$16.43	$16.91	$28.02
Total Return C,D	20.29%	25.80%	3.43%	(33.95)%	35.56%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.49%	1.53%	1.57%	1.74%	1.75%
Expenses net of fee waivers, if any	1.49%	1.52%	1.56%	1.74%	1.75%
Expenses net of all reductions, if any	1.49%	1.52%	1.56%	1.74%	1.75%
Net investment income (loss)	.76%	.51%	.31%	.05%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$9,783	$9,933	$9,589	$10,115	$16,378
Portfolio turnover rate G	53%	27%	10%	13%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® International Small Cap Opportunities Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$18.95	$15.64	$16.22	$27.10	$20.09
Income from Investment Operations
Net investment income (loss) A,B	.05	- C	(.04)	(.09)	(.25)
Net realized and unrealized gain (loss)	3.50	3.87	.59	(8.48)	7.26
Total from investment operations	3.55	3.87	.55	(8.57)	7.01
Distributions from net investment income	(.12)	-	-	-	-
Distributions from net realized gain	(.95)	(.56)	(1.13)	(2.31)	-
Total distributions	(1.07)	(.56)	(1.13)	(2.31)	-
Net asset value, end of period	$21.43	$18.95	$15.64	$16.22	$27.10
Total Return D,E	19.66%	25.11%	2.93%	(34.28)%	34.89%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.99%	2.02%	2.10%	2.26%	2.26%
Expenses net of fee waivers, if any	1.99%	2.02%	2.10%	2.25%	2.26%
Expenses net of all reductions, if any	1.99%	2.02%	2.10%	2.25%	2.26%
Net investment income (loss)	.26%	.01%	(.23)%	(.47)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,124	$2,035	$2,036	$3,314	$6,770
Portfolio turnover rate H	53%	27%	10%	13%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® International Small Cap Opportunities Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$20.81	$17.12	$17.47	$28.77	$21.10
Income from Investment Operations
Net investment income (loss) A,B	.29	.21	.16	.13	.01
Net realized and unrealized gain (loss)	3.85	4.23	.63	(9.09)	7.66
Total from investment operations	4.14	4.44	.79	(8.96)	7.67
Distributions from net investment income	(.30)	(.19)	- C	(.04)	-
Distributions from net realized gain	(.95)	(.56)	(1.13)	(2.31)	-
Total distributions	(1.25)	(.75)	(1.14) D	(2.34) D	-
Net asset value, end of period	$23.70	$20.81	$17.12	$17.47	$28.77
Total Return E	20.99%	26.39%	4.11%	(33.62)%	36.35%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.94%	.98%	1.01%	1.19%	1.21%
Expenses net of fee waivers, if any	.94%	.98%	1.00%	1.19%	1.20%
Expenses net of all reductions, if any	.94%	.98%	1.00%	1.19%	1.20%
Net investment income (loss)	1.31%	1.05%	.87%	.60%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$852,597	$636,948	$632,320	$700,271	$1,268,421
Portfolio turnover rate H	53%	27%	10%	13%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® International Small Cap Opportunities Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$20.77	$17.09	$17.46	$28.75	$21.09
Income from Investment Operations
Net investment income (loss) A,B	.27	.21	.15	.13	.01
Net realized and unrealized gain (loss)	3.85	4.21	.62	(9.07)	7.65
Total from investment operations	4.12	4.42	.77	(8.94)	7.66
Distributions from net investment income	(.29)	(.18)	(.01)	(.04)	-
Distributions from net realized gain	(.95)	(.56)	(1.13)	(2.31)	-
Total distributions	(1.24)	(.74)	(1.14)	(2.35)	-
Net asset value, end of period	$23.65	$20.77	$17.09	$17.46	$28.75
Total Return C	20.89%	26.37%	4.02%	(33.60)%	36.32%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.00%	.99%	1.05%	1.20%	1.22%
Expenses net of fee waivers, if any	1.00%	.98%	1.04%	1.19%	1.22%
Expenses net of all reductions, if any	1.00%	.98%	1.04%	1.19%	1.22%
Net investment income (loss)	1.25%	1.05%	.83%	.59%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$143,204	$221,654	$81,122	$82,705	$141,310
Portfolio turnover rate F	53%	27%	10%	13%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® International Small Cap Opportunities Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$20.74	$17.07	$17.44	$28.73	$21.05
Income from Investment Operations
Net investment income (loss) A,B	.30	.23	.18	.15	.04
Net realized and unrealized gain (loss)	3.84	4.21	.62	(9.05)	7.64
Total from investment operations	4.14	4.44	.80	(8.90)	7.68
Distributions from net investment income	(.34)	(.21)	(.04)	(.08)	-
Distributions from net realized gain	(.95)	(.56)	(1.13)	(2.31)	-
Total distributions	(1.29)	(.77)	(1.17)	(2.39)	-
Net asset value, end of period	$23.59	$20.74	$17.07	$17.44	$28.73
Total Return C	21.08%	26.53%	4.19%	(33.52)%	36.48%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.86%	.87%	.89%	1.07%	1.09%
Expenses net of fee waivers, if any	.86%	.87%	.88%	1.07%	1.09%
Expenses net of all reductions, if any	.86%	.87%	.88%	1.07%	1.09%
Net investment income (loss)	1.38%	1.16%	.98%	.72%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$505,147	$368,086	$223,254	$219,360	$309,803
Portfolio turnover rate F	53%	27%	10%	13%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap Opportunities, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$464,444,838
Gross unrealized depreciation	(77,144,583)
Net unrealized appreciation (depreciation)	$387,300,255
Tax Cost	$1,193,171,855

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$30,053,410
Undistributed long-term capital gain	$139,840,565
Net unrealized appreciation (depreciation) on securities and other investments	$387,247,437

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$19,154,669	$10,695,320
Long-term Capital Gains	58,813,638	31,928,875
Total	$77,968,307	$42,624,195

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Opportunities Fund	766,420,141	730,214,282
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	1.02
Class M	1.02
Class C	1.02
International Small Cap Opportunities	.99
Class I	1.02
Class Z	.88

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.93
Class M	.94
Class C	.94
International Small Cap Opportunities	.89
Class I	.94
Class Z	.81

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity International Small Cap Opportunities Fund	MSCI EAFE Small Cap Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of International Small Cap Opportunities. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .03%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	87,641	2,939
Class M	.25%	.25%	48,594	142
Class C	.75%	.25%	20,353	3,436
			156,588	6,517

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	9,053
Class M	541
Class CA	53
9,647

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Small Cap Opportunities Fund	1,292

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Small Cap Opportunities Fund	52,153,177	40,627,946	25,351,771

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity International Small Cap Opportunities Fund	1,802
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity International Small Cap Opportunities Fund	1,907
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Small Cap Opportunities Fund	17,040	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity International Small Cap Opportunities Fund	3,184,354
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $930.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity International Small Cap Opportunities Fund
Distributions to shareholders
Class A	$1,902,866	$1,071,393
Class M	561,660	359,747
Class C	112,453	67,234
International Small Cap Opportunities	38,399,271	27,456,391
Class I	13,413,028	3,627,918
Class Z	23,579,029	10,041,512
Total	$77,968,307	$42,624,195
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity International Small Cap Opportunities Fund
Class A
Shares sold	263,573	225,403	$5,638,958	$4,421,268
Reinvestment of distributions	88,165	57,351	1,736,854	1,052,398
Shares redeemed	(344,241)	(253,463)	(7,280,331)	(4,972,403)
Net increase (decrease)	7,497	29,291	$95,481	$501,263
Class M
Shares sold	40,475	13,011	$870,315	$253,332
Reinvestment of distributions	26,375	19,865	510,610	358,562
Shares redeemed	(133,104)	(119,085)	(2,700,722)	(2,319,634)
Net increase (decrease)	(66,254)	(86,209)	$(1,319,797)	$(1,707,740)
Class C
Shares sold	15,616	17,556	$319,956	$327,256
Reinvestment of distributions	6,125	3,896	112,453	67,013
Shares redeemed	(30,063)	(44,237)	(586,618)	(801,985)
Net increase (decrease)	(8,322)	(22,785)	$(154,209)	$(407,716)
International Small Cap Opportunities
Shares sold	13,886,903	7,348,249	$312,370,530	$150,444,534
Reinvestment of distributions	1,573,114	1,228,945	31,635,332	22,993,567
Shares redeemed	(10,085,823)	(14,912,938)	(220,450,296)	(304,809,170)
Net increase (decrease)	5,374,194	(6,335,744)	$123,555,566	$(131,371,069)
Class I
Shares sold	3,092,105	11,400,627	$65,984,490	$231,485,694
Reinvestment of distributions	647,836	186,259	13,008,545	3,479,316
Shares redeemed	(8,358,673)	(5,660,385)	(182,616,697)	(117,402,312)
Net increase (decrease)	(4,618,732)	5,926,501	$(103,623,662)	$117,562,698
Class Z
Shares sold	5,702,095	6,196,097	$121,149,179	$127,736,617
Reinvestment of distributions	1,086,298	493,559	21,736,824	9,199,948
Shares redeemed	(3,118,779)	(2,022,168)	(69,613,009)	(41,567,561)
Net increase (decrease)	3,669,614	4,667,488	$73,272,994	$95,369,004
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Small Cap Opportunities Fund	23%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Small Cap Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 10, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2025, $148,041,642, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $1,154,093 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 5%; Class M designates 7%; Class C designates 10%; International Small Cap Opportunities designates 4%; Class I designates 5% and Class Z designates 4%; of the dividend distributed, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%; Class M designates 100%; Class C designates 100%; International Small Cap Opportunities designates 100%; Class I designates 100% and Class Z designates 92.99%; of the dividend distributed, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Opportunities Fund
Class A	12/16/2024	$0.2571	$0.0356
Class M	12/16/2024	$0.2025	$0.0356
Class C	12/16/2024	$0.1388	$0.0356
International Small Cap Opportunities	12/16/2024	$0.3089	$0.0356
Class I	12/16/2024	$0.2944	$0.0356
Class Z	12/16/2024	$0.3426	$0.0356

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Small Cap Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate for the retail class ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.815075.121
ILS-ANN-1225
Fidelity® International Small Cap Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Small Cap Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 95.8%
	Shares	Value ($)
AUSTRALIA - 2.8%
Consumer Discretionary - 0.4%
Automobile Components - 0.4%
Amotiv Ltd	3,326,107	19,434,107
Consumer Staples - 0.0%
Food Products - 0.0%
Inghams Group Ltd	238,469	377,593
Financials - 1.1%
Insurance - 1.1%
AUB Group Ltd	1,284,933	31,056,628
nib holdings Ltd/Australia	5,428,251	26,779,853
		57,836,481
Materials - 1.0%
Metals & Mining - 1.0%
Deterra Royalties Ltd	10,515,892	28,072,636
Imdex Ltd	12,108,786	27,254,359
		55,326,995
Real Estate - 0.3%
Real Estate Management & Development - 0.0%
Servcorp Ltd	238,255	1,150,470
Specialized REITs - 0.3%
National Storage REIT unit	10,752,596	16,181,474
TOTAL REAL ESTATE		17,331,944

TOTAL AUSTRALIA		150,307,120
AUSTRIA - 2.6%
Communication Services - 0.9%
Diversified Telecommunication Services - 0.9%
Eurotelesites AG (a)	2,619,500	14,613,734
Telekom Austria AG	3,304,700	35,158,570
		49,772,304
Industrials - 0.7%
Construction & Engineering - 0.7%
Strabag SE	491,597	38,474,807
Materials - 1.0%
Construction Materials - 0.6%
Wienerberger AG	946,000	28,067,075
Containers & Packaging - 0.4%
Mayr Melnhof Karton AG	261,100	23,775,596
TOTAL MATERIALS		51,842,671

TOTAL AUSTRIA		140,089,782
BELGIUM - 0.8%
Health Care - 0.7%
Health Care Providers & Services - 0.7%
Fagron	1,520,500	36,103,650
Information Technology - 0.1%
IT Services - 0.1%
Econocom Group SA/NV	4,274,795	8,435,610
TOTAL BELGIUM		44,539,260
BRAZIL - 1.0%
Consumer Discretionary - 0.4%
Diversified Consumer Services - 0.4%
Afya Ltd Class A	1,631,500	23,118,355
Health Care - 0.6%
Pharmaceuticals - 0.6%
Hypera SA	5,983,900	28,740,783
TOTAL BRAZIL		51,859,138
CANADA - 4.3%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.4%
Quebecor Inc Class B	612,800	19,547,732
Consumer Staples - 1.6%
Consumer Staples Distribution & Retail - 0.7%
North West Co Inc/The	1,092,600	35,444,940
Food Products - 0.9%
Lassonde Industries Inc Class A	303,999	47,331,120
TOTAL CONSUMER STAPLES		82,776,060

Energy - 0.6%
Energy Equipment & Services - 0.2%
Total Energy Services Inc	1,021,000	10,264,233
Oil, Gas & Consumable Fuels - 0.4%
Parkland Corp	707,400	20,154,507
TOTAL ENERGY		30,418,740

Financials - 0.2%
Financial Services - 0.2%
ECN Capital Corp	5,618,700	11,176,908
Industrials - 0.1%
Trading Companies & Distributors - 0.1%
Richelieu Hardware Ltd	298,200	8,174,960
Information Technology - 0.6%
Software - 0.6%
Open Text Corp (b)	789,796	30,301,182
Materials - 0.6%
Containers & Packaging - 0.6%
CCL Industries Inc Class B	564,200	31,473,393
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Genesis Land Development Corp (c)	5,135,199	12,155,617
TOTAL CANADA		226,024,592
CHINA - 4.7%
Consumer Discretionary - 0.5%
Automobile Components - 0.3%
Weifu High-Technology Group Co Ltd B Shares	8,972,271	17,019,551
Textiles, Apparel & Luxury Goods - 0.2%
Best Pacific International Holdings Ltd (d)	22,158,900	9,353,417
TOTAL CONSUMER DISCRETIONARY		26,372,968

Financials - 0.5%
Financial Services - 0.5%
Far East Horizon Ltd	29,572,000	26,563,443
Health Care - 1.2%
Health Care Equipment & Supplies - 0.5%
Shandong Weigao Group Medical Polymer Co Ltd H Shares	36,599,200	25,575,237
Pharmaceuticals - 0.7%
Consun Pharmaceutical Group Ltd	19,459,000	37,638,104
TOTAL HEALTH CARE		63,213,341

Industrials - 2.1%
Machinery - 1.4%
Impro Precision Industries Ltd/China (d)(e)	28,391,300	18,268,526
Precision Tsugami China Corp Ltd (d)	5,803,453	29,411,043
Yangzijiang Shipbuildling (Holdings) Ltd	8,365,900	22,624,438
		70,304,007
Transportation Infrastructure - 0.7%
Qingdao Port International Co Ltd H Shares (d)(e)	42,216,000	38,573,023
TOTAL INDUSTRIALS		108,877,030

Materials - 0.4%
Containers & Packaging - 0.4%
Shenzhen YUTO Packaging Technology Co Ltd A Shares (China)	5,863,066	22,480,550
TOTAL CHINA		247,507,332
FINLAND - 0.8%
Consumer Discretionary - 0.2%
Broadline Retail - 0.2%
Tokmanni Group Corp (b)	1,072,908	10,610,778
Materials - 0.6%
Containers & Packaging - 0.6%
Huhtamaki Oyj	1,007,100	33,849,914
TOTAL FINLAND		44,460,692
FRANCE - 2.2%
Energy - 0.7%
Energy Equipment & Services - 0.7%
Vallourec SACA	1,923,400	35,793,578
Industrials - 0.6%
Trading Companies & Distributors - 0.6%
Thermador Groupe	404,966	35,662,302
Real Estate - 0.9%
Industrial REITs - 0.5%
ARGAN SA	352,600	27,433,647
Residential REITs - 0.4%
Altarea SCA	164,757	18,781,818
TOTAL REAL ESTATE		46,215,465

TOTAL FRANCE		117,671,345
GERMANY - 2.5%
Financials - 0.4%
Insurance - 0.4%
Talanx AG	200,167	24,341,223
Industrials - 1.5%
Aerospace & Defense - 0.8%
Rheinmetall AG	21,225	41,627,191
Machinery - 0.7%
JOST Werke SE (d)(e)	437,020	25,438,421
Stabilus SE	391,500	9,814,959
		35,253,380
TOTAL INDUSTRIALS		76,880,571

Information Technology - 0.6%
IT Services - 0.6%
Bechtle AG	700,000	29,563,167
TOTAL GERMANY		130,784,961
GREECE - 0.9%
Financials - 0.3%
Banks - 0.3%
Alpha Bank SA	4,000,000	15,676,040
Industrials - 0.6%
Transportation Infrastructure - 0.6%
Athens International Airport SA	2,612,300	30,170,897
TOTAL GREECE		45,846,937
HONG KONG - 1.7%
Communication Services - 0.9%
Diversified Telecommunication Services - 0.5%
HKT Trust & HKT Ltd unit	16,905,000	24,648,661
Media - 0.4%
Pico Far East Holdings Ltd	61,300,071	20,668,573
TOTAL COMMUNICATION SERVICES		45,317,234

Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Magnificent Hotel Investment Ltd (a)	316,412,000	2,891,076
Consumer Staples - 0.4%
Food Products - 0.4%
WH Group Ltd (d)(e)	23,683,500	22,736,989
Materials - 0.0%
Metals & Mining - 0.0%
China Metal Recycling Holdings Ltd (a)(f)	436,800	1
Real Estate - 0.3%
Real Estate Management & Development - 0.3%
Sino Land Co Ltd	13,662,375	16,966,871
TOTAL HONG KONG		87,912,171
HUNGARY - 0.9%
Health Care - 0.9%
Pharmaceuticals - 0.9%
Richter Gedeon Nyrt	1,497,000	46,141,335
INDIA - 2.2%
Consumer Staples - 0.0%
Food Products - 0.0%
KRBL Ltd	239,628	1,007,617
Financials - 1.0%
Consumer Finance - 1.0%
Shriram Finance Ltd	6,357,760	53,639,683
Information Technology - 0.6%
Electronic Equipment, Instruments & Components - 0.6%
Redington Ltd	12,000,000	34,304,061
Real Estate - 0.6%
Office REITs - 0.6%
Embassy Office Parks REIT	6,206,600	29,992,915
TOTAL INDIA		118,944,276
INDONESIA - 1.2%
Consumer Discretionary - 0.5%
Automobile Components - 0.5%
Selamat Sempurna Tbk PT	206,988,500	23,897,650
Consumer Staples - 0.5%
Consumer Staples Distribution & Retail - 0.5%
Sumber Alfaria Trijaya Tbk PT	209,139,000	25,277,775
Financials - 0.2%
Banks - 0.2%
Bank Syariah Indonesia Tbk PT	109,806,200	16,837,390
TOTAL INDONESIA		66,012,815
IRELAND - 1.0%
Consumer Discretionary - 0.6%
Hotels, Restaurants & Leisure - 0.6%
Dalata Hotel Group PLC	3,766,409	27,958,303
Industrials - 0.1%
Machinery - 0.1%
Mincon Group Plc (c)	13,529,844	7,017,828
Real Estate - 0.3%
Residential REITs - 0.3%
Irish Residential Properties Reit PLC	17,030,600	18,216,938
TOTAL IRELAND		53,193,069
ITALY - 3.6%
Consumer Discretionary - 0.8%
Automobile Components - 0.4%
Pirelli & C SpA (d)(e)	2,875,800	20,140,669
Hotels, Restaurants & Leisure - 0.4%
Lottomatica Group Spa	811,200	19,990,935
TOTAL CONSUMER DISCRETIONARY		40,131,604

Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
MARR SpA	985,827	10,454,084
Financials - 1.5%
Capital Markets - 0.5%
Banca Generali SpA	480,300	27,127,272
Financial Services - 1.0%
Banca Mediolanum SpA	1,045,700	20,984,728
BFF Bank SpA (a)(d)(e)	2,405,056	28,997,085
		49,981,813
TOTAL FINANCIALS		77,109,085

Health Care - 0.7%
Pharmaceuticals - 0.7%
Recordati Industria Chimica e Farmaceutica SpA	597,311	35,457,262
Information Technology - 0.5%
Electronic Equipment, Instruments & Components - 0.5%
Sesa SpA (b)	265,000	24,619,451
TOTAL ITALY		187,771,486
JAPAN - 25.8%
Communication Services - 0.4%
Entertainment - 0.4%
Capcom Co Ltd	842,700	22,005,524
Consumer Discretionary - 3.1%
Automobile Components - 0.4%
Toyo Tire Corp	754,600	20,687,723
Automobiles - 0.3%
Isuzu Motors Ltd	1,401,700	17,235,880
Distributors - 1.1%
Central Automotive Products Ltd	1,872,300	21,831,958
PALTAC Corp	1,173,500	34,631,614
		56,463,572
Leisure Products - 0.3%
Roland Corp	805,000	17,080,981
Specialty Retail - 1.0%
ABC-Mart Inc	1,568,500	26,905,001
ARCLANDS CORP	2,294,889	26,089,453
		52,994,454
TOTAL CONSUMER DISCRETIONARY		164,462,610

Consumer Staples - 0.7%
Consumer Staples Distribution & Retail - 0.7%
Tsuruha Holdings Inc	2,103,900	36,546,235
Food Products - 0.0%
S Foods Inc	191,423	3,105,298
TOTAL CONSUMER STAPLES		39,651,533

Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Itochu Enex Co Ltd	1,150,400	13,593,397
San-Ai Obbli Co Ltd	2,127,900	28,195,262
		41,788,659
Financials - 2.3%
Banks - 2.3%
Hachijuni Bank Ltd/The	3,868,900	39,000,299
Hokuhoku Financial Group Inc	1,850,200	45,369,579
Kyoto Financial Group Inc (b)	1,931,200	39,147,809
		123,517,687
Health Care - 1.3%
Health Care Providers & Services - 1.3%
As One Corp	1,997,600	32,645,225
Ship Healthcare Holdings Inc	2,389,100	35,710,154
		68,355,379
Industrials - 8.7%
Commercial Services & Supplies - 0.3%
Prestige International Inc	3,568,700	15,352,982
Electrical Equipment - 1.0%
Fuji Electric Co Ltd	748,000	53,681,656
Industrial Conglomerates - 0.5%
Hikari Tsushin Inc	104,600	27,692,427
Machinery - 2.2%
Ebara Corp	2,454,400	65,791,489
Kawasaki Heavy Industries Ltd	627,400	50,481,864
		116,273,353
Professional Services - 2.6%
BayCurrent Inc	925,100	42,410,172
Funai Soken Holdings Inc	1,623,200	25,584,017
MEITEC Group Holdings Inc	1,174,400	24,088,498
Persol Holdings Co Ltd	13,594,600	22,573,864
TKC Corp	660,900	17,304,078
		131,960,629
Trading Companies & Distributors - 1.2%
Inaba Denki Sangyo Co Ltd	1,497,700	44,150,614
Mitani Corp	1,362,042	20,504,428
		64,655,042
Transportation Infrastructure - 0.9%
Kamigumi Co Ltd	1,534,600	46,074,844
TOTAL INDUSTRIALS		455,690,933

Information Technology - 5.8%
Electronic Equipment, Instruments & Components - 1.8%
Amano Corp	780,950	20,746,281
Dexerials Corp	2,176,700	35,282,568
Maruwa Co Ltd/Aichi	125,800	35,811,084
		91,839,933
IT Services - 1.7%
Dentsu Soken Inc	481,000	23,845,564
NSD Co Ltd	1,606,800	34,365,147
TIS Inc	894,300	30,842,934
		89,053,645
Semiconductors & Semiconductor Equipment - 0.7%
Renesas Electronics Corp	3,074,500	37,968,764
Software - 1.6%
Justsystems Corp	634,700	20,530,657
Systena Corp	10,456,600	36,029,165
WingArc1st Inc	1,196,282	26,082,068
		82,641,890
TOTAL INFORMATION TECHNOLOGY		301,504,232

Materials - 1.5%
Chemicals - 1.5%
Kuraray Co Ltd	2,807,200	30,465,525
NOF Corp	2,601,800	46,376,904
Tokyo Ohka Kogyo Co Ltd	63,200	2,318,276
		79,160,705
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Starts Corp Inc	835,800	25,950,964
Utilities - 0.7%
Electric Utilities - 0.7%
Kansai Electric Power Co Inc/The	2,439,000	38,101,956
TOTAL JAPAN		1,360,190,182
KOREA (SOUTH) - 1.2%
Industrials - 0.6%
Electrical Equipment - 0.6%
Vitzrocell Co Ltd (c)	1,609,341	30,852,290
Materials - 0.6%
Chemicals - 0.6%
Soulbrain Co Ltd	161,800	32,037,138
TOTAL KOREA (SOUTH)		62,889,428
MEXICO - 3.0%
Consumer Staples - 1.6%
Consumer Staples Distribution & Retail - 0.9%
Grupo Comercial Chedraui SA de CV	5,910,400	42,855,450
Food Products - 0.7%
Gruma SAB de CV Series B	2,186,300	37,103,024
TOTAL CONSUMER STAPLES		79,958,474

Financials - 1.1%
Capital Markets - 0.4%
Bolsa Mexicana de Valores SAB de CV	11,236,457	21,446,552
Insurance - 0.7%
Qualitas Controladora SAB de CV (b)	4,225,935	38,320,815
TOTAL FINANCIALS		59,767,367

Health Care - 0.3%
Pharmaceuticals - 0.3%
Genomma Lab Internacional SAB de CV (b)	18,028,861	17,642,151
TOTAL MEXICO		157,367,992
NETHERLANDS - 0.8%
Consumer Staples - 0.5%
Consumer Staples Distribution & Retail - 0.5%
Acomo NV	957,899	25,946,874
Financials - 0.3%
Capital Markets - 0.3%
Van Lanschot Kempen NV depository receipt	296,041	17,300,445
TOTAL NETHERLANDS		43,247,319
NORWAY - 1.6%
Consumer Discretionary - 0.8%
Broadline Retail - 0.8%
Europris ASA (d)(e)	4,658,300	40,148,046
Financials - 0.7%
Banks - 0.7%
SpareBank 1 SMN	2,147,100	39,481,585
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Selvaag Bolig ASA	2,186,000	7,110,960
TOTAL NORWAY		86,740,591
PERU - 0.6%
Financials - 0.6%
Banks - 0.6%
Intercorp Financial Services Inc (United States) (d)	683,100	29,393,793
PHILIPPINES - 1.2%
Consumer Staples - 0.8%
Food Products - 0.8%
Century Pacific Food Inc	67,700,000	40,359,737
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Robinsons Land Corp	95,921,000	24,343,980
TOTAL PHILIPPINES		64,703,717
POLAND - 0.3%
Consumer Discretionary - 0.3%
Broadline Retail - 0.3%
Allegro.eu SA (a)(d)(e)	1,600,000	14,947,197
ROMANIA - 0.7%
Financials - 0.7%
Banks - 0.7%
Banca Transilvania SA	5,836,084	37,039,383
SAUDI ARABIA - 0.5%
Financials - 0.5%
Insurance - 0.5%
Bupa Arabia for Cooperative Insurance Co	607,600	26,570,248
SINGAPORE - 1.7%
Consumer Discretionary - 0.5%
Specialty Retail - 0.5%
Hour Glass Ltd/The	15,860,080	25,588,635
Industrials - 0.7%
Construction & Engineering - 0.3%
Boustead Singapore Ltd	12,550,066	17,259,233
Professional Services - 0.4%
HRnetgroup Ltd (d)	36,239,100	20,603,054
TOTAL INDUSTRIALS		37,862,287

Real Estate - 0.5%
Industrial REITs - 0.5%
Mapletree Industrial Trust	17,411,231	28,492,565
TOTAL SINGAPORE		91,943,487
SOUTH AFRICA - 0.7%
Consumer Discretionary - 0.7%
Specialty Retail - 0.7%
Pepkor Holdings Ltd (d)(e)	23,127,700	35,216,801
SPAIN - 3.0%
Consumer Discretionary - 0.6%
Automobile Components - 0.6%
CIE Automotive SA	952,800	31,958,927
Consumer Staples - 0.4%
Food Products - 0.4%
Viscofan SA	356,195	22,129,624
Financials - 0.5%
Insurance - 0.5%
Grupo Catalana Occidente SA	457,122	26,081,633
Industrials - 1.5%
Air Freight & Logistics - 1.0%
Logista Integral SA	1,590,000	53,002,075
Commercial Services & Supplies - 0.5%
Prosegur Comp Securidad SA	8,592,981	28,030,300
TOTAL INDUSTRIALS		81,032,375

TOTAL SPAIN		161,202,559
SWEDEN - 2.3%
Consumer Discretionary - 0.4%
Specialty Retail - 0.4%
Haypp Group AB (a)	1,232,700	20,008,141
Financials - 0.2%
Banks - 0.2%
Noba (a)	936,100	9,429,728
Industrials - 1.0%
Machinery - 0.6%
Beijer Alma AB B Shares	1,098,000	33,632,589
Trading Companies & Distributors - 0.4%
Alligo AB B Shares	1,697,197	21,223,336
TOTAL INDUSTRIALS		54,855,925

Materials - 0.7%
Metals & Mining - 0.7%
Alleima AB	179,064	1,551,219
Granges AB	2,351,776	34,483,555
		36,034,774
TOTAL SWEDEN		120,328,568
SWITZERLAND - 0.4%
Industrials - 0.4%
Machinery - 0.4%
Anhui Heli Co Ltd A ELS (Ubs Ag Londn Branch Warrant Program) warrants 12/8/2025 (a)(e)	8,014,256	23,454,762
TAIWAN - 3.7%
Communication Services - 0.6%
Entertainment - 0.6%
International Games System Co Ltd	1,398,000	32,703,879
Industrials - 0.5%
Professional Services - 0.2%
Sporton International Inc	2,419,977	14,074,205
Trading Companies & Distributors - 0.3%
Lumax International Corp Ltd	4,537,292	14,609,320
TOTAL INDUSTRIALS		28,683,525

Information Technology - 2.4%
Electronic Equipment, Instruments & Components - 2.4%
Test Research Co Ltd	6,232,000	31,688,479
Tripod Technology Corp	4,625,000	51,317,093
Yageo Corp	4,957,596	40,107,915
		123,113,487
Materials - 0.2%
Chemicals - 0.2%
Yung Chi Paint & Varnish Manufacturing Co Ltd	3,513,075	8,560,681
TOTAL TAIWAN		193,061,572
TURKEY - 0.4%
Health Care - 0.4%
Health Care Providers & Services - 0.4%
MLP Saglik Hizmetleri AS (a)(d)(e)	2,536,000	20,261,949
UNITED KINGDOM - 13.0%
Communication Services - 0.6%
Media - 0.6%
Informa PLC	2,303,933	29,292,178
Consumer Discretionary - 0.3%
Household Durables - 0.3%
Vistry Group PLC (a)	2,053,098	17,375,071
Consumer Staples - 1.5%
Food Products - 1.5%
Cranswick PLC	532,100	34,496,626
Premier Foods PLC	18,855,500	45,181,338
		79,677,964
Energy - 0.6%
Energy Equipment & Services - 0.6%
Subsea 7 SA	1,726,600	31,534,516
Financials - 4.0%
Banks - 0.7%
Close Brothers Group PLC (a)	3,500,000	19,256,214
Shawbrook Group PLC (d)(e)(g)	4,086,000	20,988,013
		40,244,227
Capital Markets - 1.0%
ICG PLC	1,019,500	25,862,214
Rathbones Group PLC	1,139,900	26,715,162
		52,577,376
Insurance - 2.3%
Beazley PLC	2,614,200	31,955,925
Hiscox Ltd	2,520,248	45,524,185
Lancashire Holdings Ltd	2,827,100	24,809,261
Sabre Insurance Group PLC (d)(e)	9,790,000	17,233,905
		119,523,276
TOTAL FINANCIALS		212,344,879

Health Care - 0.6%
Health Care Equipment & Supplies - 0.6%
Convatec Group PLC (d)(e)	10,577,700	33,933,848
Industrials - 3.9%
Commercial Services & Supplies - 0.5%
Mears Group PLC (c)	5,726,314	26,705,438
Industrial Conglomerates - 1.4%
DCC PLC (b)	555,400	36,554,412
Metlen Energy & Metals PLC	754,316	38,386,763
		74,941,175
Machinery - 0.6%
Bodycote PLC	2,289,871	18,560,616
Luxfer Holdings PLC	1,087,159	13,263,340
		31,823,956
Passenger Airlines - 0.4%
JET2 PLC	1,235,000	21,561,955
Trading Companies & Distributors - 1.0%
Ashtead Technology Holdings plc (b)(c)	7,342,000	31,587,982
RS GROUP PLC	2,670,653	19,524,451
		51,112,433
TOTAL INDUSTRIALS		206,144,957

Real Estate - 1.5%
Real Estate Management & Development - 1.5%
Grainger PLC	10,871,166	26,763,439
LSL Property Services PLC	4,330,035	14,505,336
Savills PLC	2,769,800	36,677,957
		77,946,732
TOTAL UNITED KINGDOM		688,250,145
UNITED STATES - 1.7%
Consumer Discretionary - 0.3%
Diversified Consumer Services - 0.3%
Adtalem Global Education Inc (a)	182,400	17,878,848
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Antero Resources Corp (a)	906,400	28,016,824
Materials - 0.9%
Construction Materials - 0.9%
GCC SAB de CV	1,468,100	14,097,426
RHI Magnesita NV	1,056,191	29,068,505
		43,165,931
TOTAL UNITED STATES		89,061,603
TOTAL COMMON STOCKS (Cost $3,970,433,462)		5,064,937,607

Money Market Funds - 2.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (h)	4.18	68,444,381	68,458,070
Fidelity Securities Lending Cash Central Fund (h)(i)	4.18	83,993,966	84,002,365
TOTAL MONEY MARKET FUNDS (Cost $152,460,435)			152,460,435

TOTAL INVESTMENT IN SECURITIES - 98.7% (Cost $4,122,893,897)	5,217,398,042
NET OTHER ASSETS (LIABILITIES) - 1.3%	69,482,254
NET ASSETS - 100.0%	5,286,880,296

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company.
(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $425,645,779 or 8.1% of net assets.

(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $360,339,234 or 6.8% of net assets.

(f)	Level 3 security.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	83,365,948	758,955,302	773,864,054	3,009,183	874	-	68,458,070	68,444,381	0.1%
Fidelity Securities Lending Cash Central Fund	48,249	778,969,971	695,015,855	274,791	-	-	84,002,365	83,993,966	0.3%
Total	83,414,197	1,537,925,273	1,468,879,909	3,283,974	874	-	152,460,435

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) and Shares end of period columns means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Ashtead Technology Holdings plc	45,808,505	5,662,466	-	114,911	-	(19,882,989)	31,587,982	7,342,000
Genesis Land Development Corp	14,606,233	653,047	-	608,574	-	(3,103,663)	12,155,617	5,135,199
Mears Group PLC	36,775,536	1,086,937	14,480,213	1,242,550	(1,078,953)	4,402,131	26,705,438	5,726,314
Mincon Group Plc	6,475,519	-	1	309,698	-	542,310	7,017,828	13,529,844
Servcorp Ltd	23,181,584	-	30,297,064	1,009,364	9,207,021	(941,071)	-	-
Vitzrocell Co Ltd	21,869,198	-	-	425,532	-	8,983,092	30,852,290	1,609,341
Total	148,716,575	7,402,450	44,777,278	3,710,629	8,128,068	(10,000,190)	108,319,155

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	198,638,851	176,633,327	22,005,524	-
Consumer Discretionary	541,999,117	541,999,117	-	-
Consumer Staples	430,354,324	430,354,324	-	-
Energy	167,552,317	167,552,317	-	-
Financials	864,107,001	864,107,001	-	-
Health Care	349,849,698	349,849,698	-	-
Industrials	1,223,835,449	1,200,380,687	23,454,762	-
Information Technology	551,841,190	513,872,426	37,968,764	-
Materials	393,932,753	393,932,752	-	1
Real Estate	304,724,951	304,724,951	-	-
Utilities	38,101,956	38,101,956	-	-

Money Market Funds	152,460,435	152,460,435	-	-
Total Investments in Securities:	5,217,398,042	5,133,968,991	83,429,050	1
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $78,328,556) - See accompanying schedule:
Unaffiliated issuers (cost $3,884,442,295)	$4,956,618,452
Fidelity Central Funds (cost $152,460,435)	152,460,435
Other affiliated issuers (cost $85,991,167)	108,319,155

Total Investment in Securities (cost $4,122,893,897)		$5,217,398,042
Foreign currency held at value (cost $113,911,204)		112,874,356
Receivable for investments sold		55,103,485
Receivable for fund shares sold		4,093,068
Dividends receivable		16,667,910
Reclaims receivable		6,733,621
Distributions receivable from Fidelity Central Funds		159,627
Prepaid expenses		5,578
Other receivables		131,571
Total assets		5,413,167,258
Liabilities
Payable for investments purchased
Regular delivery	$10,059,332
Delayed delivery	20,617,038
Payable for fund shares redeemed	2,873,962
Accrued management fee	3,118,304
Distribution and service plan fees payable	47,752
Deferred taxes	5,432,799
Other payables and accrued expenses	139,505
Collateral on securities loaned	83,998,270
Total liabilities		126,286,962
Net Assets		$5,286,880,296
Net Assets consist of:
Paid in capital		$4,136,780,532
Total accumulated earnings (loss)		1,150,099,764
Net Assets		$5,286,880,296

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($142,350,440 ÷ 3,965,710 shares)(a)		$35.90
Maximum offering price per share (100/94.25 of $35.90)		$38.09
Class M :
Net Asset Value and redemption price per share ($20,929,056 ÷ 586,866 shares)(a)		$35.66
Maximum offering price per share (100/96.50 of $35.66)		$36.95
Class C :
Net Asset Value and offering price per share ($10,884,943 ÷ 317,510 shares)(a)		$34.28
International Small Cap :
Net Asset Value, offering price and redemption price per share ($1,657,765,354 ÷ 45,075,546 shares)		$36.78
Class I :
Net Asset Value, offering price and redemption price per share ($1,416,087,142 ÷ 38,243,174 shares)		$37.03
Class Z :
Net Asset Value, offering price and redemption price per share ($2,038,863,361 ÷ 55,099,997 shares)		$37.00
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends (including $3,710,629 earned from affiliated issuers)		$175,515,217
Income from Fidelity Central Funds (including $274,791 from security lending)		3,283,974
Income before foreign taxes withheld		$178,799,191
Less foreign taxes withheld		(12,826,722)
Total income		165,972,469
Expenses
Management fee
Basic fee	$41,391,079
Performance adjustment	1,868,152
Distribution and service plan fees	550,249
Custodian fees and expenses	444,635
Independent trustees' fees and expenses	19,462
Registration fees	222,500
Audit fees	119,403
Legal	3,965
Interest	7,018
Miscellaneous	52,588
Total expenses before reductions	44,679,051
Expense reductions	(33,620)
Total expenses after reductions		44,645,431
Net Investment income (loss)		121,327,038
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $254,766)	80,590,644
Fidelity Central Funds	874
Other affiliated issuers	8,128,068
Foreign currency transactions	262,613
Total net realized gain (loss)		88,982,199
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $769,090)	603,216,375
Affiliated issuers	(10,000,190)
Assets and liabilities in foreign currencies	1,119,476
Total change in net unrealized appreciation (depreciation)		594,335,661
Net gain (loss)		683,317,860
Net increase (decrease) in net assets resulting from operations		$804,644,898
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$121,327,038	$97,982,787
Net realized gain (loss)	88,982,199	37,452,111
Change in net unrealized appreciation (depreciation)	594,335,661	563,297,242
Net increase (decrease) in net assets resulting from operations	804,644,898	698,732,140
Distributions to shareholders	(120,637,857)	(81,035,424)

Share transactions - net increase (decrease)	(175,417,152)	505,200,813
Total increase (decrease) in net assets	508,589,889	1,122,897,529

Net Assets
Beginning of period	4,778,290,407	3,655,392,878
End of period	$5,286,880,296	$4,778,290,407

Financial Highlights
Fidelity Advisor® International Small Cap Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$31.28	$26.84	$23.88	$34.31	$24.75
Income from Investment Operations
Net investment income (loss) A,B	.71	.58	.44	.58	.31
Net realized and unrealized gain (loss)	4.63	4.37	2.63	(8.74)	9.42
Total from investment operations	5.34	4.95	3.07	(8.16)	9.73
Distributions from net investment income	(.72)	(.51)	(.11)	(.75)	(.17)
Distributions from net realized gain	-	-	-	(1.52)	-
Total distributions	(.72)	(.51)	(.11)	(2.27)	(.17)
Net asset value, end of period	$35.90	$31.28	$26.84	$23.88	$34.31
Total Return C,D	17.46%	18.59%	12.87%	(25.19)%	39.43%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.19%	1.32%	1.43%	1.29%	1.29%
Expenses net of fee waivers, if any	1.19%	1.32%	1.43%	1.29%	1.29%
Expenses net of all reductions, if any	1.19%	1.32%	1.43%	1.29%	1.29%
Net investment income (loss)	2.15%	1.85%	1.56%	2.06%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$142,350	$124,941	$108,866	$95,906	$136,131
Portfolio turnover rate G	24%	17%	10%	17%	28%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® International Small Cap Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$31.11	$26.69	$23.73	$34.12	$24.62
Income from Investment Operations
Net investment income (loss) A,B	.63	.50	.36	.50	.22
Net realized and unrealized gain (loss)	4.59	4.35	2.64	(8.70)	9.38
Total from investment operations	5.22	4.85	3.00	(8.20)	9.60
Distributions from net investment income	(.67)	(.43)	(.04)	(.66)	(.10)
Distributions from net realized gain	-	-	-	(1.52)	-
Total distributions	(.67)	(.43)	(.04)	(2.19) C	(.10)
Net asset value, end of period	$35.66	$31.11	$26.69	$23.73	$34.12
Total Return D,E	17.13%	18.27%	12.62%	(25.43)%	39.07%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.45%	1.58%	1.71%	1.57%	1.57%
Expenses net of fee waivers, if any	1.45%	1.57%	1.70%	1.56%	1.57%
Expenses net of all reductions, if any	1.44%	1.57%	1.70%	1.56%	1.57%
Net investment income (loss)	1.90%	1.60%	1.29%	1.79%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$20,929	$19,033	$15,515	$13,761	$19,926
Portfolio turnover rate H	24%	17%	10%	17%	28%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® International Small Cap Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$29.87	$25.64	$22.88	$32.93	$23.80
Income from Investment Operations
Net investment income (loss) A,B	.44	.33	.21	.35	.06
Net realized and unrealized gain (loss)	4.43	4.19	2.55	(8.40)	9.07
Total from investment operations	4.87	4.52	2.76	(8.05)	9.13
Distributions from net investment income	(.46)	(.29)	-	(.48)	-
Distributions from net realized gain	-	-	-	(1.52)	-
Total distributions	(.46)	(.29)	-	(2.00)	-
Net asset value, end of period	$34.28	$29.87	$25.64	$22.88	$32.93
Total Return C,D	16.55%	17.68%	12.06%	(25.77)%	38.36%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.95%	2.06%	2.20%	2.06%	2.05%
Expenses net of fee waivers, if any	1.95%	2.06%	2.19%	2.05%	2.05%
Expenses net of all reductions, if any	1.95%	2.06%	2.19%	2.05%	2.05%
Net investment income (loss)	1.39%	1.11%	.80%	1.30%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$10,885	$12,577	$12,603	$13,556	$21,683
Portfolio turnover rate G	24%	17%	10%	17%	28%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® International Small Cap Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$32.03	$27.46	$24.43	$35.05	$25.28
Income from Investment Operations
Net investment income (loss) A,B	.83	.68	.52	.67	.41
Net realized and unrealized gain (loss)	4.73	4.48	2.70	(8.94)	9.61
Total from investment operations	5.56	5.16	3.22	(8.27)	10.02
Distributions from net investment income	(.81)	(.59)	(.19)	(.83)	(.25)
Distributions from net realized gain	-	-	-	(1.52)	-
Total distributions	(.81)	(.59)	(.19)	(2.35)	(.25)
Net asset value, end of period	$36.78	$32.03	$27.46	$24.43	$35.05
Total Return C	17.79%	18.93%	13.19%	(25.01)%	39.83%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.90%	1.04%	1.17%	1.02%	1.01%
Expenses net of fee waivers, if any	.90%	1.04%	1.16%	1.02%	1.01%
Expenses net of all reductions, if any	.90%	1.04%	1.16%	1.02%	1.01%
Net investment income (loss)	2.44%	2.13%	1.83%	2.33%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$1,657,765	$1,590,236	$1,342,755	$1,145,773	$1,534,214
Portfolio turnover rate F	24%	17%	10%	17%	28%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® International Small Cap Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$32.25	$27.66	$24.60	$35.27	$25.44
Income from Investment Operations
Net investment income (loss) A,B	.82	.67	.53	.68	.41
Net realized and unrealized gain (loss)	4.76	4.51	2.71	(8.99)	9.67
Total from investment operations	5.58	5.18	3.24	(8.31)	10.08
Distributions from net investment income	(.80)	(.59)	(.18)	(.84)	(.25)
Distributions from net realized gain	-	-	-	(1.52)	-
Total distributions	(.80)	(.59)	(.18)	(2.36)	(.25)
Net asset value, end of period	$37.03	$32.25	$27.66	$24.60	$35.27
Total Return C	17.73%	18.90%	13.20%	(24.98)%	39.80%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.95%	1.08%	1.16%	1.02%	1.02%
Expenses net of fee waivers, if any	.95%	1.08%	1.15%	1.01%	1.02%
Expenses net of all reductions, if any	.94%	1.08%	1.15%	1.01%	1.02%
Net investment income (loss)	2.40%	2.09%	1.84%	2.34%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$1,416,087	$1,304,244	$924,094	$696,515	$1,080,258
Portfolio turnover rate F	24%	17%	10%	17%	28%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® International Small Cap Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$32.23	$27.65	$24.59	$35.26	$25.43
Income from Investment Operations
Net investment income (loss) A,B	.86	.71	.56	.70	.45
Net realized and unrealized gain (loss)	4.75	4.50	2.72	(8.97)	9.67
Total from investment operations	5.61	5.21	3.28	(8.27)	10.12
Distributions from net investment income	(.84)	(.63)	(.22)	(.88)	(.29)
Distributions from net realized gain	-	-	-	(1.52)	-
Total distributions	(.84)	(.63)	(.22)	(2.40)	(.29)
Net asset value, end of period	$37.00	$32.23	$27.65	$24.59	$35.26
Total Return C	17.86%	19.01%	13.38%	(24.89)%	39.99%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.83%	.96%	1.03%	.89%	.89%
Expenses net of fee waivers, if any	.83%	.96%	1.03%	.89%	.89%
Expenses net of all reductions, if any	.83%	.96%	1.03%	.89%	.89%
Net investment income (loss)	2.51%	2.21%	1.96%	2.47%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$2,038,863	$1,727,260	$1,251,559	$965,701	$739,757
Portfolio turnover rate F	24%	17%	10%	17%	28%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,287,904,418
Gross unrealized depreciation	(309,079,577)
Net unrealized appreciation (depreciation)	$978,824,841
Tax Cost	$4,238,573,201

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$166,460,910
Undistributed long-term capital gain	$11,472,776
Net unrealized appreciation (depreciation) on securities and other investments	$977,598,878

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$120,637,857	$ 81,035,424
Total	$120,637,857	$ 81,035,424

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Fund	1,121,130,088	1,298,568,997
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	1.02
Class M	1.02
Class C	1.02
International Small Cap	1.00
Class I	1.00
Class Z	.87

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.89
Class M	.89
Class C	.89
International Small Cap	.85
Class I	.89
Class Z	.77

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity International Small Cap Fund	MSCI ACWI (All Country World Index) ex USA Small Cap Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of International Small Cap. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .04%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	338,981	4,911
Class M	.25%	.25%	95,616	-
Class C	.75%	.25%	115,652	11,478
			550,249	16,389

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	12,471
Class M	811
Class CA	166
13,448

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Small Cap Fund	1,684

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity International Small Cap Fund.	Borrower	11,493,600	4.40%	7,018

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Small Cap Fund	45,363,507	12,698,294	2,024,448
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity International Small Cap Fund	6,708
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Small Cap Fund	28,929	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity International Small Cap Fund	252,095
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $33,620.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity International Small Cap Fund
Distributions to shareholders
Class A	$2,901,411	$2,098,372
Class M	410,420	241,727
Class C	186,204	139,497
International Small Cap	39,749,892	27,992,078
Class I	31,846,159	20,805,567
Class Z	45,543,771	29,758,183
Total	$120,637,857	$81,035,424
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity International Small Cap Fund
Class A
Shares sold	930,116	727,649	$30,202,967	$22,252,808
Reinvestment of distributions	94,214	71,368	2,884,846	2,084,465
Shares redeemed	(1,052,868)	(860,161)	(34,813,541)	(26,602,775)
Net increase (decrease)	(28,538)	(61,144)	$(1,725,728)	$(2,265,502)
Class M
Shares sold	126,929	123,660	$4,272,202	$3,890,067
Reinvestment of distributions	13,431	8,280	409,526	241,156
Shares redeemed	(165,358)	(101,426)	(5,146,501)	(3,110,795)
Net increase (decrease)	(24,998)	30,514	$(464,773)	$1,020,428
Class C
Shares sold	35,411	57,296	$1,127,956	$1,707,164
Reinvestment of distributions	6,318	4,960	185,987	139,376
Shares redeemed	(145,336)	(132,703)	(4,585,721)	(3,971,313)
Net increase (decrease)	(103,607)	(70,447)	$(3,271,778)	$(2,124,773)
International Small Cap
Shares sold	12,665,091	10,622,095	$425,579,688	$338,221,799
Reinvestment of distributions	1,091,550	843,925	34,154,601	25,168,669
Shares redeemed	(18,333,629)	(10,703,729)	(616,630,506)	(336,929,002)
Net increase (decrease)	(4,576,988)	762,291	$(156,896,217)	$26,461,466
Class I
Shares sold	10,958,781	13,931,167	$366,166,037	$442,942,466
Reinvestment of distributions	980,060	673,230	30,891,485	20,225,978
Shares redeemed	(14,143,408)	(7,562,762)	(470,345,518)	(242,340,980)
Net increase (decrease)	(2,204,567)	7,041,635	$(73,287,996)	$220,827,464
Class Z
Shares sold	16,187,289	16,036,560	$561,614,814	$510,478,803
Reinvestment of distributions	967,209	663,553	30,428,407	19,900,821
Shares redeemed	(15,650,083)	(8,375,022)	(531,813,881)	(269,097,894)
Net increase (decrease)	1,504,415	8,325,091	$60,229,340	$261,281,730
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Small Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2025, $23,545,091, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $4,681,219 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 100%; Class M designates 100%; Class C designates 100%; International Small Cap Fund designates 90.89%; Class I designates 91.82%; and Class Z designates 87.74% of the dividend distributed in December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Insert Fund Name
Class A	12/16/2024	$0.7621	$0.0830
Class M	12/16/2024	$0.7127	$0.0830
Class C	12/16/2024	$0.5141	$0.0830
International Small Cap Fund	12/16/2024	$0.8458	$0.0830
Class I	12/16/2024	$0.8372	$0.0830
Class Z	12/16/2024	$0.8762	$0.0830

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Small Cap Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate for the retail class ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.793585.122
ISC-ANN-1225
Fidelity® International Growth Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Growth Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.4%
	Shares	Value ($)
AUSTRIA - 0.5%
Financials - 0.5%
Banks - 0.5%
Erste Group Bank AG	376,900	38,990,432
BELGIUM - 1.5%
Financials - 1.5%
Banks - 1.5%
KBC Group NV	929,000	111,632,136
CANADA - 1.7%
Industrials - 0.4%
Ground Transportation - 0.4%
Canadian Pacific Kansas City Ltd	463,300	33,339,894
Materials - 1.3%
Metals & Mining - 1.3%
Franco-Nevada Corp	530,980	99,184,664
TOTAL CANADA		132,524,558
CHINA - 1.9%
Communication Services - 1.9%
Interactive Media & Services - 1.9%
Tencent Holdings Ltd	1,802,500	146,413,042
DENMARK - 0.3%
Health Care - 0.3%
Pharmaceuticals - 0.3%
Novo Nordisk A/S Series B	542,300	26,698,359
FINLAND - 1.2%
Industrials - 1.2%
Machinery - 1.2%
Kone Oyj B Shares	1,415,204	94,481,125
FRANCE - 15.4%
Consumer Discretionary - 2.2%
Textiles, Apparel & Luxury Goods - 2.2%
LVMH Moet Hennessy Louis Vuitton SE	235,645	166,559,351
Health Care - 2.2%
Health Care Equipment & Supplies - 2.2%
EssilorLuxottica SA	456,021	166,783,226
Industrials - 10.9%
Aerospace & Defense - 8.5%
Airbus SE	1,082,200	266,839,315
Safran SA	1,097,600	389,997,600
		656,836,915
Electrical Equipment - 2.4%
Legrand SA	1,057,600	182,634,515
TOTAL INDUSTRIALS		839,471,430

Information Technology - 0.1%
Software - 0.1%
Lectra	284,613	7,545,361
TOTAL FRANCE		1,180,359,368
GERMANY - 5.4%
Communication Services - 0.3%
Entertainment - 0.3%
CTS Eventim AG & Co KGaA	266,500	23,837,263
Financials - 0.8%
Capital Markets - 0.8%
Deutsche Boerse AG	245,900	62,271,759
Information Technology - 4.3%
Software - 4.3%
SAP SE	1,263,500	328,601,636
TOTAL GERMANY		414,710,658
INDIA - 0.8%
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Reliance Industries Ltd	1,989,300	33,311,503
Financials - 0.4%
Banks - 0.4%
HDFC Bank Ltd/Gandhinagar	2,766,982	30,776,109
TOTAL INDIA		64,087,612
ITALY - 0.5%
Industrials - 0.5%
Machinery - 0.5%
Interpump Group SpA	740,226	38,139,001
JAPAN - 14.0%
Communication Services - 2.2%
Entertainment - 2.2%
Nintendo Co Ltd	1,965,100	167,603,175
Consumer Discretionary - 0.6%
Specialty Retail - 0.6%
USS Co Ltd	3,957,000	43,701,343
Health Care - 1.0%
Health Care Equipment & Supplies - 1.0%
Hoya Corp	491,800	80,051,930
Industrials - 5.5%
Construction & Engineering - 0.3%
SHO-BOND Holdings Co Ltd	752,000	23,890,675
Machinery - 3.0%
Komatsu Ltd	1,642,900	54,956,607
Mitsubishi Heavy Industries Ltd	5,817,000	175,613,399
		230,570,006
Professional Services - 2.2%
Recruit Holdings Co Ltd	3,373,500	167,285,028
TOTAL INDUSTRIALS		421,745,709

Information Technology - 4.7%
Electronic Equipment, Instruments & Components - 2.1%
Azbil Corp	7,156,712	70,703,355
Keyence Corp	247,748	92,228,296
		162,931,651
Semiconductors & Semiconductor Equipment - 2.6%
Advantest Corp	1,327,900	198,847,481
TOTAL INFORMATION TECHNOLOGY		361,779,132

TOTAL JAPAN		1,074,881,289
NETHERLANDS - 6.3%
Industrials - 0.1%
Machinery - 0.1%
Aalberts NV	283,900	9,025,205
Information Technology - 6.2%
Semiconductors & Semiconductor Equipment - 6.2%
ASML Holding NV	374,742	396,569,961
BE Semiconductor Industries NV	446,964	76,042,495
		472,612,456
TOTAL NETHERLANDS		481,637,661
SPAIN - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Amadeus IT Group SA Class A	30,012	2,294,230
SWEDEN - 7.9%
Consumer Discretionary - 0.4%
Automobile Components - 0.4%
Autoliv Inc (a)	266,669	31,146,939
Industrials - 6.9%
Building Products - 2.0%
Assa Abloy AB B Shares	4,030,410	151,884,254
Machinery - 4.3%
Atlas Copco AB A Shares	12,495,900	209,382,117
Epiroc AB A Shares	5,637,017	119,382,945
		328,765,062
Trading Companies & Distributors - 0.6%
AddTech AB B Shares	1,502,090	50,911,605
TOTAL INDUSTRIALS		531,560,921

Information Technology - 0.6%
Electronic Equipment, Instruments & Components - 0.6%
Lagercrantz Group AB B Shares	1,870,500	45,954,022
TOTAL SWEDEN		608,661,882
SWITZERLAND - 3.5%
Financials - 2.4%
Capital Markets - 2.4%
UBS Group AG	4,742,962	181,113,665
Industrials - 1.1%
Machinery - 1.1%
Schindler Holding AG	230,443	81,897,109
Schindler Holding AG	20,350	6,865,517
		88,762,626
TOTAL SWITZERLAND		269,876,291
TAIWAN - 4.0%
Information Technology - 4.0%
Semiconductors & Semiconductor Equipment - 4.0%
Taiwan Semiconductor Manufacturing Co Ltd	6,391,000	308,695,205
UNITED KINGDOM - 12.8%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Rightmove PLC	1,696,773	14,890,058
Consumer Discretionary - 5.6%
Hotels, Restaurants & Leisure - 5.1%
Compass Group PLC	7,467,000	247,156,511
InterContinental Hotels Group PLC ADR (a)	1,183,670	143,768,558
		390,925,069
Leisure Products - 0.5%
Games Workshop Group PLC	184,400	38,589,832
TOTAL CONSUMER DISCRETIONARY		429,514,901

Financials - 1.4%
Capital Markets - 1.4%
3i Group PLC	939,800	54,386,809
London Stock Exchange Group PLC	443,703	55,297,093
		109,683,902
Industrials - 5.2%
Aerospace & Defense - 2.7%
BAE Systems PLC	8,492,936	209,210,633
Professional Services - 2.1%
RELX PLC	3,638,700	160,817,427
Trading Companies & Distributors - 0.4%
Howden Joinery Group PLC	2,920,300	33,127,298
TOTAL INDUSTRIALS		403,155,358

Information Technology - 0.4%
Software - 0.4%
Sage Group PLC/The	1,880,000	28,389,845
TOTAL UNITED KINGDOM		985,634,064
UNITED STATES - 20.7%
Consumer Staples - 0.3%
Consumer Staples Distribution & Retail - 0.3%
PriceSmart Inc	232,098	26,677,344
Financials - 5.3%
Capital Markets - 1.6%
Moody's Corp	173,084	83,132,246
S&P Global Inc	76,188	37,119,555
		120,251,801
Financial Services - 3.1%
Mastercard Inc Class A	215,200	118,788,248
Visa Inc Class A	354,860	120,914,996
		239,703,244
Insurance - 0.6%
Marsh & McLennan Cos Inc	259,251	46,185,566
TOTAL FINANCIALS		406,140,611

Industrials - 6.5%
Electrical Equipment - 5.5%
GE Vernova Inc	275,500	161,206,070
Schneider Electric SE	879,900	250,709,853
		411,915,923
Professional Services - 1.0%
Experian PLC	1,713,084	79,907,145
TOTAL INDUSTRIALS		491,823,068

Materials - 8.6%
Chemicals - 3.7%
Linde PLC	519,979	217,507,216
Sherwin-Williams Co/The	199,411	68,784,830
		286,292,046
Construction Materials - 4.9%
CRH PLC	2,864,266	341,134,082
Holcim AG	325,000	28,892,901
		370,026,983
TOTAL MATERIALS		656,319,029

TOTAL UNITED STATES		1,580,960,052
TOTAL COMMON STOCKS (Cost $4,810,286,083)		7,560,676,965

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
CHINA - 0.2%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Bytedance Ltd Series E1 (b)(c)(d) (Cost $6,992,915)	63,819	16,503,593

Money Market Funds - 2.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.18	110,599,518	110,621,638
Fidelity Securities Lending Cash Central Fund (e)(f)	4.18	50,283,100	50,288,128
TOTAL MONEY MARKET FUNDS (Cost $160,909,766)			160,909,766

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $4,978,188,764)	7,738,090,324
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(55,411,437)
NET ASSETS - 100.0%	7,682,678,887

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,503,593 or 0.2% of net assets.

(d)	Level 3 security.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bytedance Ltd Series E1	11/18/2020	6,992,915

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	148,770,998	1,898,452,123	1,936,599,806	6,444,029	(1,677)	-	110,621,638	110,599,518	0.2%
Fidelity Securities Lending Cash Central Fund	144,986,916	541,593,107	636,291,895	897,276	-	-	50,288,128	50,283,100	0.2%
Total	293,757,914	2,440,045,230	2,572,891,701	7,341,305	(1,677)	-	160,909,766

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	352,743,538	38,727,321	314,016,217	-
Consumer Discretionary	673,216,764	259,500,902	413,715,862	-
Consumer Staples	26,677,344	26,677,344	-	-
Energy	33,311,503	33,311,503	-	-
Financials	940,608,614	768,652,953	171,955,661	-
Health Care	273,533,515	246,835,156	26,698,359	-
Industrials	2,951,504,337	652,266,444	2,299,237,893	-
Information Technology	1,553,577,657	717,433,335	836,144,322	-
Materials	755,503,693	726,610,792	28,892,901	-

Convertible Preferred Stocks
Communication Services	16,503,593	-	-	16,503,593

Money Market Funds	160,909,766	160,909,766	-	-
Total Investments in Securities:	7,738,090,324	3,630,925,516	4,090,661,215	16,503,593
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $50,218,734) - See accompanying schedule:
Unaffiliated issuers (cost $4,817,278,998)	$7,577,180,558
Fidelity Central Funds (cost $160,909,766)	160,909,766

Total Investment in Securities (cost $4,978,188,764)		$7,738,090,324
Cash		24,248
Foreign currency held at value (cost $17,734)		17,733
Receivable for investments sold		3,829,111
Receivable for fund shares sold		5,560,012
Dividends receivable		6,544,353
Reclaims receivable		16,819,722
Distributions receivable from Fidelity Central Funds		825,084
Prepaid expenses		7,224
Total assets		7,771,717,811
Liabilities
Payable for investments purchased	$28,287,624
Payable for fund shares redeemed	3,004,429
Accrued management fee	4,511,344
Distribution and service plan fees payable	79,020
Deferred taxes	2,720,491
Other payables and accrued expenses	148,591
Collateral on securities loaned	50,287,425
Total liabilities		89,038,924
Net Assets		$7,682,678,887
Net Assets consist of:
Paid in capital		$4,690,431,461
Total accumulated earnings (loss)		2,992,247,426
Net Assets		$7,682,678,887

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($229,530,231 ÷ 9,799,951 shares)(a)		$23.42
Maximum offering price per share (100/94.25 of $23.42)		$24.85
Class M :
Net Asset Value and redemption price per share ($32,719,281 ÷ 1,413,161 shares)(a)		$23.15
Maximum offering price per share (100/96.50 of $23.15)		$23.99
Class C :
Net Asset Value and offering price per share ($20,852,762 ÷ 943,668 shares)(a)		$22.10
International Growth :
Net Asset Value, offering price and redemption price per share ($1,726,678,833 ÷ 72,873,033 shares)		$23.69
Class I :
Net Asset Value, offering price and redemption price per share ($2,093,362,330 ÷ 88,640,250 shares)		$23.62
Class Z :
Net Asset Value, offering price and redemption price per share ($3,579,535,450 ÷ 151,351,534 shares)		$23.65
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$92,718,960
Foreign Tax Reclaims		5,761,964
Interest		10,418
Income from Fidelity Central Funds (including $897,276 from security lending)		7,341,305
Income before foreign taxes withheld		$105,832,647
Less foreign taxes withheld		(7,801,530)
Total income		98,031,117
Expenses
Management fee
Basic fee	$48,455,970
Performance adjustment	5,107,406
Distribution and service plan fees	908,800
Custodian fees and expenses	267,523
Independent trustees' fees and expenses	25,568
Registration fees	179,498
Audit fees	136,488
Legal	5,694
Miscellaneous	71,100
Total expenses before reductions	55,158,047
Expense reductions	(278)
Total expenses after reductions		55,157,769
Net Investment income (loss)		42,873,348
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	221,575,763
Fidelity Central Funds	(1,677)
Foreign currency transactions	(618,466)
Total net realized gain (loss)		220,955,620
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,307,616)	757,590,336
Assets and liabilities in foreign currencies	982,721
Total change in net unrealized appreciation (depreciation)		758,573,057
Net gain (loss)		979,528,677
Net increase (decrease) in net assets resulting from operations		$1,022,402,025
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,873,348	$31,462,911
Net realized gain (loss)	220,955,620	104,369,251
Change in net unrealized appreciation (depreciation)	758,573,057	924,053,495
Net increase (decrease) in net assets resulting from operations	1,022,402,025	1,059,885,657
Distributions to shareholders	(52,532,043)	(24,060,084)

Share transactions - net increase (decrease)	666,193,603	670,552,377
Total increase (decrease) in net assets	1,636,063,585	1,706,377,950

Net Assets
Beginning of period	6,046,615,302	4,340,237,352
End of period	$7,682,678,887	$6,046,615,302

Financial Highlights
Fidelity Advisor® International Growth Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$20.21	$16.19	$14.89	$21.04	$16.06
Income from Investment Operations
Net investment income (loss) A,B	.08	.06	.04	- C	(.04)
Net realized and unrealized gain (loss)	3.23	4.00	1.49	(5.80)	5.02
Total from investment operations	3.31	4.06	1.53	(5.80)	4.98
Distributions from net investment income	(.02)	(.04)	-	(.03)	-
Distributions from net realized gain	(.07)	-	(.23)	(.32)	-
Total distributions	(.10) D	(.04)	(.23)	(.35)	-
Net asset value, end of period	$23.42	$20.21	$16.19	$14.89	$21.04
Total Return E,F	16.42%	25.08%	10.26%	(28.00)%	31.01%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.13%	1.18%	1.21%	1.30%	1.28%
Expenses net of fee waivers, if any	1.13%	1.18%	1.21%	1.30%	1.28%
Expenses net of all reductions, if any	1.13%	1.18%	1.21%	1.30%	1.28%
Net investment income (loss)	.36%	.28%	.23%	.02%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$229,530	$204,716	$171,656	$157,490	$232,527
Portfolio turnover rate I	39%	31%	22%	22%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® International Growth Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$20.00	$16.04	$14.79	$20.92	$16.01
Income from Investment Operations
Net investment income (loss) A,B	.02	.01	(.01)	(.04)	(.09)
Net realized and unrealized gain (loss)	3.20	3.95	1.49	(5.77)	5.00
Total from investment operations	3.22	3.96	1.48	(5.81)	4.91
Distributions from net realized gain	(.07)	-	(.23)	(.32)	-
Total distributions	(.07)	-	(.23)	(.32)	-
Net asset value, end of period	$23.15	$20.00	$16.04	$14.79	$20.92
Total Return C,D	16.16%	24.69%	9.99%	(28.18)%	30.67%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.38%	1.44%	1.48%	1.57%	1.55%
Expenses net of fee waivers, if any	1.38%	1.43%	1.48%	1.57%	1.55%
Expenses net of all reductions, if any	1.38%	1.43%	1.47%	1.57%	1.55%
Net investment income (loss)	.11%	.03%	(.03)%	(.25)%	(.48)%
Supplemental Data
Net assets, end of period (000 omitted)	$32,719	$31,196	$27,016	$26,250	$38,761
Portfolio turnover rate G	39%	31%	22%	22%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® International Growth Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$19.19	$15.46	$14.33	$20.39	$15.68
Income from Investment Operations
Net investment income (loss) A,B	(.08)	(.09)	(.09)	(.13)	(.18)
Net realized and unrealized gain (loss)	3.06	3.82	1.45	(5.61)	4.89
Total from investment operations	2.98	3.73	1.36	(5.74)	4.71
Distributions from net realized gain	(.07)	-	(.23)	(.32)	-
Total distributions	(.07)	-	(.23)	(.32)	-
Net asset value, end of period	$22.10	$19.19	$15.46	$14.33	$20.39
Total Return C,D	15.59%	24.13%	9.47%	(28.58)%	30.04%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.89%	1.94%	1.98%	2.07%	2.05%
Expenses net of fee waivers, if any	1.89%	1.94%	1.97%	2.06%	2.05%
Expenses net of all reductions, if any	1.89%	1.94%	1.97%	2.06%	2.05%
Net investment income (loss)	(.40)%	(.48)%	(.53)%	(.74)%	(.97)%
Supplemental Data
Net assets, end of period (000 omitted)	$20,853	$24,523	$27,270	$33,575	$58,867
Portfolio turnover rate G	39%	31%	22%	22%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® International Growth Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$20.44	$16.38	$15.05	$21.26	$16.20
Income from Investment Operations
Net investment income (loss) A,B	.14	.11	.09	.05	.02
Net realized and unrealized gain (loss)	3.27	4.04	1.51	(5.85)	5.06
Total from investment operations	3.41	4.15	1.60	(5.80)	5.08
Distributions from net investment income	(.08)	(.09)	(.04)	(.09)	(.02)
Distributions from net realized gain	(.07)	-	(.23)	(.32)	-
Total distributions	(.16) C	(.09)	(.27)	(.41)	(.02)
Net asset value, end of period	$23.69	$20.44	$16.38	$15.05	$21.26
Total Return D	16.77%	25.41%	10.59%	(27.79)%	31.38%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.84%	.89%	.93%	1.01%	.99%
Expenses net of fee waivers, if any	.84%	.89%	.92%	1.01%	.99%
Expenses net of all reductions, if any	.84%	.89%	.92%	1.01%	.99%
Net investment income (loss)	.65%	.57%	.52%	.31%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$1,726,679	$1,591,303	$1,277,884	$1,194,442	$1,773,433
Portfolio turnover rate G	39%	31%	22%	22%	21%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® International Growth Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$20.38	$16.34	$15.01	$21.20	$16.16
Income from Investment Operations
Net investment income (loss) A,B	.13	.11	.09	.05	.01
Net realized and unrealized gain (loss)	3.27	4.02	1.50	(5.83)	5.05
Total from investment operations	3.40	4.13	1.59	(5.78)	5.06
Distributions from net investment income	(.08)	(.09)	(.03)	(.09)	(.02)
Distributions from net realized gain	(.07)	-	(.23)	(.32)	-
Total distributions	(.16) C	(.09)	(.26)	(.41)	(.02)
Net asset value, end of period	$23.62	$20.38	$16.34	$15.01	$21.20
Total Return D	16.77%	25.34%	10.59%	(27.78)%	31.36%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.88%	.92%	.94%	1.02%	1.00%
Expenses net of fee waivers, if any	.88%	.92%	.93%	1.02%	1.00%
Expenses net of all reductions, if any	.88%	.92%	.93%	1.02%	1.00%
Net investment income (loss)	.61%	.54%	.51%	.30%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$2,093,362	$1,821,120	$1,441,605	$1,373,850	$2,035,690
Portfolio turnover rate G	39%	31%	22%	22%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® International Growth Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$20.43	$16.38	$15.05	$21.25	$16.19
Income from Investment Operations
Net investment income (loss) A,B	.16	.14	.11	.08	.04
Net realized and unrealized gain (loss)	3.26	4.03	1.51	(5.85)	5.06
Total from investment operations	3.42	4.17	1.62	(5.77)	5.10
Distributions from net investment income	(.13)	(.12)	(.06)	(.11)	(.04)
Distributions from net realized gain	(.07)	-	(.23)	(.32)	-
Total distributions	(.20)	(.12)	(.29)	(.43)	(.04)
Net asset value, end of period	$23.65	$20.43	$16.38	$15.05	$21.25
Total Return C	16.88%	25.53%	10.74%	(27.68)%	31.55%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.77%	.79%	.80%	.89%	.87%
Expenses net of fee waivers, if any	.77%	.79%	.79%	.89%	.87%
Expenses net of all reductions, if any	.77%	.79%	.79%	.89%	.87%
Net investment income (loss)	.72%	.67%	.65%	.43%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$3,579,535	$2,373,757	$1,394,806	$989,259	$1,277,877
Portfolio turnover rate F	39%	31%	22%	22%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,814,413,999
Gross unrealized depreciation	(80,042,139)
Net unrealized appreciation (depreciation)	$2,734,371,860
Tax Cost	$5,003,718,464

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$56,024,231
Undistributed long-term capital gain	$203,377,663
Net unrealized appreciation (depreciation) on securities and other investments	$2,735,566,024

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$30,372,950	$ 24,060,084
Long-term Capital Gains	22,159,093	-
Total	$52,532,043	$ 24,060,084

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Growth Fund	3,260,796,987	2,528,911,259
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.87
Class M	.87
Class C	.87
International Growth	.84
Class I	.85
Class Z	.71

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.79
Class M	.79
Class C	.80
International Growth	.75
Class I	.79
Class Z	.68

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity International Growth Fund	MSCI EAFE Growth Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of International Growth. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .08%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	533,527	10,113
Class M	.25%	.25%	157,440	285
Class C	.75%	.25%	217,833	18,745
			908,800	29,143

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	32,320
Class M	1,841
Class CA	355
34,516

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Growth Fund	3,018

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Growth Fund	237,872,062	81,716,958	17,765,339
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity International Growth Fund	8,875
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Growth Fund	94,549	416	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity International Growth Fund	1,677,420
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $278.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity International Growth Fund
Distributions to shareholders
Class A	$961,001	$381,205
Class M	111,260	-
Class C	87,826	-
International Growth	11,811,561	7,052,424
Class I	14,013,519	7,886,338
Class Z	25,546,876	8,740,117
Total	$52,532,043	$24,060,084
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity International Growth Fund
Class A
Shares sold	1,265,548	1,361,726	$27,040,697	$26,631,593
Reinvestment of distributions	46,688	21,028	959,433	380,612
Shares redeemed	(1,642,214)	(1,854,663)	(35,069,393)	(36,470,900)
Net increase (decrease)	(329,978)	(471,909)	$(7,069,263)	$(9,458,695)
Class M
Shares sold	109,654	108,808	$2,326,094	$2,130,923
Reinvestment of distributions	5,288	-	107,663	-
Shares redeemed	(261,220)	(234,072)	(5,535,058)	(4,543,640)
Net increase (decrease)	(146,278)	(125,264)	$(3,101,301)	$(2,412,717)
Class C
Shares sold	134,868	107,281	$2,743,088	$2,006,178
Reinvestment of distributions	4,496	-	87,769	-
Shares redeemed	(473,507)	(593,274)	(9,509,544)	(11,112,046)
Net increase (decrease)	(334,143)	(485,993)	$(6,678,687)	$(9,105,868)
International Growth
Shares sold	12,824,035	14,283,815	$276,273,838	$286,244,273
Reinvestment of distributions	511,084	347,988	10,599,872	6,354,264
Shares redeemed	(18,307,185)	(14,803,330)	(395,397,756)	(295,979,856)
Net increase (decrease)	(4,972,066)	(171,527)	$(108,524,046)	$(3,381,319)
Class I
Shares sold	20,441,543	21,361,727	$439,927,847	$425,487,377
Reinvestment of distributions	667,402	424,789	13,801,873	7,735,409
Shares redeemed	(21,811,957)	(20,686,405)	(470,979,946)	(410,163,686)
Net increase (decrease)	(703,012)	1,100,111	$(17,250,226)	$23,059,100
Class Z
Shares sold	70,610,119	68,973,110	$1,566,104,662	$1,408,702,342
Reinvestment of distributions	901,011	267,865	18,632,896	4,883,179
Shares redeemed	(36,337,381)	(38,217,356)	(775,920,432)	(741,733,645)
Net increase (decrease)	35,173,749	31,023,619	$808,817,126	$671,851,876
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2025, $212,134,955, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $401,007 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 63%; Fidelity International Growth Fund designates 25%; Class I designates 25%; and Class Z designates 17%; of the dividends distributed in December 2025 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Fidelity International Growth Fund, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes

Class A	12/16/24	$0.0313	$0.0136
Class M	12/16/24	$0.0000	$0.0000
Class C	12/16/24	$0.0000	$0.0000
Fidelity International Growth Fund Class I Class Z	12/16/24 12/16/24 12/16/24	$0.0805 $0.0805 $0.1171	$0.0136 $0.0136 $0.0136

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate for the retail class ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. The Board considered that the fund has a variable management fee that covers expenses beyond portfolio management, unlike the majority of funds within the total peer group. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.912350.115
IGF-ANN-1225
Fidelity® International Discovery K6 Fund

Annual Report
October 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Discovery K6 Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 95.4%
	Shares	Value ($)
AUSTRALIA - 2.2%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
CAR Group Ltd	66,404	1,551,099
Consumer Discretionary - 0.6%
Hotels, Restaurants & Leisure - 0.6%
Aristocrat Leisure Ltd	84,567	3,505,294
Industrials - 0.1%
Aerospace & Defense - 0.1%
DroneShield Ltd (a)(b)	430,740	1,079,420
Information Technology - 0.2%
Electronic Equipment, Instruments & Components - 0.0%
Elsight Ltd (a)	246,400	260,370
Software - 0.2%
Canva Australia Holdings Pty Ltd Class A (a)(c)(d)	500	823,105
TOTAL INFORMATION TECHNOLOGY		1,083,475

Materials - 1.1%
Metals & Mining - 1.1%
Brazilian Rare Earths Ltd (a)	294,741	1,103,096
IperionX Ltd (a)	1,341,776	5,969,884
		7,072,980
TOTAL AUSTRALIA		14,292,268
BAILIWICK OF JERSEY - 0.6%
Financials - 0.6%
Capital Markets - 0.6%
JTC PLC (b)(e)	234,405	4,015,510
BELGIUM - 0.9%
Health Care - 0.9%
Pharmaceuticals - 0.9%
UCB SA	23,218	5,954,596
BRAZIL - 1.1%
Consumer Discretionary - 0.9%
Broadline Retail - 0.9%
MercadoLibre Inc (a)	2,357	5,485,352
Financials - 0.2%
Banks - 0.2%
NU Holdings Ltd/Cayman Islands Class A (a)	107,295	1,728,522
TOTAL BRAZIL		7,213,874
CANADA - 3.7%
Energy - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Cameco Corp	51,514	5,264,708
Canadian Natural Resources Ltd	82,838	2,650,131
		7,914,839
Financials - 0.2%
Insurance - 0.2%
Definity Financial Corp	26,501	1,232,890
Information Technology - 2.3%
IT Services - 0.8%
Shopify Inc Class A (a)	28,037	4,874,766
Software - 1.5%
Constellation Software Inc/Canada	3,469	9,129,341
Constellation Software Inc/Canada warrants 3/31/2040 (a)(c)	4,032	0
Lumine Group Inc Subordinate Voting Shares (a)(b)	25,792	616,044
		9,745,385
TOTAL INFORMATION TECHNOLOGY		14,620,151

TOTAL CANADA		23,767,880
CHINA - 4.2%
Communication Services - 1.8%
Interactive Media & Services - 1.8%
Tencent Holdings Ltd	142,230	11,553,025
Consumer Discretionary - 0.9%
Automobiles - 0.1%
BYD Co Ltd H Shares	87,820	1,136,946
Broadline Retail - 0.5%
Alibaba Group Holding Ltd ADR	17,193	2,930,203
Textiles, Apparel & Luxury Goods - 0.3%
Laopu Gold Co Ltd H Shares (f)	21,700	1,911,531
TOTAL CONSUMER DISCRETIONARY		5,978,680

Consumer Staples - 0.2%
Beverages - 0.2%
Eastroc Beverage Group Co Ltd A Shares (China)	28,182	1,108,685
Information Technology - 1.0%
Semiconductors & Semiconductor Equipment - 1.0%
Advanced Micro-Fabrication Equipment Inc China A Shares (China)	58,391	2,291,864
Montage Technology Co Ltd A Shares (China)	205,538	3,936,104
		6,227,968
Materials - 0.3%
Metals & Mining - 0.3%
Zijin Mining Group Co Ltd H Shares	432,775	1,795,583
TOTAL CHINA		26,663,941
DENMARK - 1.1%
Financials - 0.2%
Insurance - 0.2%
Tryg A/S	53,895	1,328,461
Health Care - 0.3%
Pharmaceuticals - 0.3%
Novo Nordisk A/S Series B	43,044	2,119,130
Industrials - 0.6%
Air Freight & Logistics - 0.6%
DSV A/S	16,194	3,436,784
TOTAL DENMARK		6,884,375
FRANCE - 6.8%
Consumer Discretionary - 0.9%
Textiles, Apparel & Luxury Goods - 0.9%
Hermes International SCA	2,409	5,967,201
Consumer Staples - 0.6%
Food Products - 0.6%
Danone SA	42,400	3,744,625
Financials - 1.6%
Insurance - 1.6%
AXA SA	236,802	10,274,463
Health Care - 1.0%
Health Care Equipment & Supplies - 1.0%
EssilorLuxottica SA	17,178	6,282,610
Industrials - 1.9%
Aerospace & Defense - 1.9%
Safran SA	33,467	11,891,445
Materials - 0.8%
Chemicals - 0.8%
Air Liquide SA	27,913	5,402,252
TOTAL FRANCE		43,562,596
GERMANY - 9.2%
Communication Services - 0.3%
Entertainment - 0.3%
CTS Eventim AG & Co KGaA	22,177	1,983,635
Consumer Discretionary - 0.9%
Specialty Retail - 0.9%
Auto1 Group SE (a)	169,842	5,959,190
Financials - 1.1%
Capital Markets - 0.6%
Deutsche Boerse AG	15,270	3,866,978
Insurance - 0.5%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,138	3,178,849
TOTAL FINANCIALS		7,045,827

Health Care - 1.3%
Health Care Providers & Services - 1.3%
Fresenius SE & Co KGaA	139,355	8,034,590
Industrials - 3.1%
Aerospace & Defense - 1.1%
Rheinmetall AG	3,797	7,446,805
Industrial Conglomerates - 2.0%
Siemens AG	43,899	12,440,860
TOTAL INDUSTRIALS		19,887,665

Information Technology - 1.7%
Software - 1.7%
SAP SE	41,496	10,791,970
Materials - 0.8%
Construction Materials - 0.8%
Heidelberg Materials AG	20,473	4,803,041
TOTAL GERMANY		58,505,918
HONG KONG - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Zijin Gold International Co Ltd	30,000	507,299
HUNGARY - 0.3%
Health Care - 0.3%
Pharmaceuticals - 0.3%
Richter Gedeon Nyrt	57,753	1,780,094
INDIA - 1.5%
Communication Services - 0.3%
Wireless Telecommunication Services - 0.3%
Bharti Airtel Ltd	80,339	1,859,477
Consumer Discretionary - 0.2%
Broadline Retail - 0.2%
Lenskart Solutions Ltd (a)	232,992	1,055,177
Household Durables - 0.0%
LG Electronics India Ltd	263	4,929
TOTAL CONSUMER DISCRETIONARY		1,060,106

Financials - 0.7%
Banks - 0.4%
HDFC Bank Ltd/Gandhinagar	236,630	2,631,948
Capital Markets - 0.3%
360 ONE WAM Ltd	154,471	1,880,660
TOTAL FINANCIALS		4,512,608

Industrials - 0.3%
Professional Services - 0.3%
Computer Age Management Services Ltd	44,617	1,981,062
TOTAL INDIA		9,413,253
IRELAND - 1.4%
Consumer Discretionary - 0.5%
Household Durables - 0.5%
Cairn Homes PLC	1,352,483	3,013,380
Financials - 0.7%
Banks - 0.7%
AIB Group PLC	505,034	4,648,288
Industrials - 0.2%
Building Products - 0.2%
Kingspan Group PLC	15,441	1,155,094
TOTAL IRELAND		8,816,762
ITALY - 4.7%
Consumer Discretionary - 0.4%
Automobiles - 0.2%
Ferrari NV	3,380	1,365,351
Hotels, Restaurants & Leisure - 0.2%
Lottomatica Group Spa	43,986	1,083,976
TOTAL CONSUMER DISCRETIONARY		2,449,327

Financials - 4.0%
Banks - 3.5%
FinecoBank Banca Fineco SpA	125,544	2,866,671
Intesa Sanpaolo SpA	915,381	5,899,947
UniCredit SpA	181,463	13,436,735
		22,203,353
Financial Services - 0.5%
BFF Bank SpA (a)(b)(e)	249,544	3,008,682
TOTAL FINANCIALS		25,212,035

Health Care - 0.3%
Pharmaceuticals - 0.3%
Recordati Industria Chimica e Farmaceutica SpA	34,005	2,018,587
TOTAL ITALY		29,679,949
JAPAN - 18.7%
Communication Services - 1.3%
Entertainment - 1.1%
Nintendo Co Ltd	79,598	6,788,905
Wireless Telecommunication Services - 0.2%
SoftBank Group Corp	10,000	1,754,687
TOTAL COMMUNICATION SERVICES		8,543,592

Consumer Discretionary - 2.3%
Broadline Retail - 0.5%
Pan Pacific International Holdings Corp	569,100	3,385,353
Hotels, Restaurants & Leisure - 0.1%
Metaplanet Inc (a)	163,400	520,598
Household Durables - 1.0%
Sony Group Corp	238,248	6,635,109
Specialty Retail - 0.7%
Fast Retailing Co Ltd	11,984	4,399,566
TOTAL CONSUMER DISCRETIONARY		14,940,626

Consumer Staples - 0.2%
Food Products - 0.2%
Kotobuki Spirits Co Ltd	95,800	1,149,090
Financials - 2.9%
Banks - 2.3%
Hachijuni Bank Ltd/The	175,511	1,769,232
Mitsubishi UFJ Financial Group Inc	506,445	7,649,994
Sumitomo Mitsui Financial Group Inc	187,719	5,082,268
		14,501,494
Insurance - 0.6%
Tokio Marine Holdings Inc	112,887	4,209,917
TOTAL FINANCIALS		18,711,411

Health Care - 0.0%
Pharmaceuticals - 0.0%
Chugai Pharmaceutical Co Ltd	5,000	228,839
Industrials - 8.0%
Industrial Conglomerates - 3.3%
Hitachi Ltd	597,627	20,622,805
Machinery - 2.5%
IHI Corp	278,215	5,804,044
Japan Steel Works Ltd/The	10,821	711,991
Mitsubishi Heavy Industries Ltd	299,337	9,036,890
		15,552,925
Professional Services - 0.7%
BayCurrent Inc	49,798	2,282,933
Timee Inc (a)(f)	108,831	1,055,048
Visional Inc (a)	18,014	1,253,067
		4,591,048
Trading Companies & Distributors - 1.5%
ITOCHU Corp	167,677	9,717,236
TOTAL INDUSTRIALS		50,484,014

Information Technology - 4.0%
Electronic Equipment, Instruments & Components - 0.7%
Ibiden Co Ltd	48,992	4,646,149
IT Services - 1.0%
NEC Corp	76,494	2,788,549
SCSK Corp	87,578	3,222,730
		6,011,279
Semiconductors & Semiconductor Equipment - 2.3%
Advantest Corp	65,622	9,826,621
Disco Corp	8,232	2,733,709
Tokyo Seimitsu Co Ltd	19,948	1,379,830
		13,940,160
TOTAL INFORMATION TECHNOLOGY		24,597,588

TOTAL JAPAN		118,655,160
KOREA (SOUTH) - 2.8%
Communication Services - 0.0%
Interactive Media & Services - 0.0%
Webtoon Entertainment Inc (a)	21,115	370,145
Consumer Discretionary - 0.5%
Broadline Retail - 0.5%
Coupang Inc Class A (a)	95,402	3,050,002
Information Technology - 2.3%
Semiconductors & Semiconductor Equipment - 1.5%
SK Hynix Inc	24,448	9,561,894
Technology Hardware, Storage & Peripherals - 0.8%
Samsung Electronics Co Ltd	68,132	5,124,463
TOTAL INFORMATION TECHNOLOGY		14,686,357

TOTAL KOREA (SOUTH)		18,106,504
LUXEMBOURG - 0.3%
Financials - 0.3%
Capital Markets - 0.3%
CVC Capital Partners PLC (b)(e)	117,932	1,969,688
NETHERLANDS - 4.0%
Communication Services - 0.0%
Entertainment - 0.0%
Universal Music Group NV	18,112	485,800
Financials - 1.2%
Banks - 1.2%
ING Groep NV	293,068	7,317,813
Information Technology - 2.8%
Semiconductors & Semiconductor Equipment - 2.6%
ASM International NV	1,933	1,252,177
ASML Holding NV	11,536	12,207,949
BE Semiconductor Industries NV	18,273	3,108,806
		16,568,932
Software - 0.2%
Topicus.com Inc (a)	9,935	977,526
TOTAL INFORMATION TECHNOLOGY		17,546,458

TOTAL NETHERLANDS		25,350,071
POLAND - 0.1%
Industrials - 0.1%
Professional Services - 0.1%
Benefit Systems SA (a)	646	548,392
PORTUGAL - 1.1%
Financials - 1.1%
Banks - 1.1%
Banco Comercial Portugues SA	7,813,111	6,891,225
SINGAPORE - 0.9%
Consumer Discretionary - 0.9%
Broadline Retail - 0.9%
Sea Ltd Class A ADR (a)	36,901	5,765,781
SPAIN - 3.0%
Financials - 3.0%
Banks - 3.0%
Banco Santander SA	962,484	9,791,628
CaixaBank SA	878,370	9,284,149

TOTAL SPAIN		19,075,777
SWEDEN - 3.9%
Financials - 1.5%
Banks - 0.2%
Noba (a)	105,900	1,066,775
Financial Services - 1.3%
Investor AB B Shares	250,233	8,258,789
TOTAL FINANCIALS		9,325,564

Industrials - 0.8%
Machinery - 0.8%
Indutrade AB	202,150	5,404,710
Information Technology - 1.6%
Electronic Equipment, Instruments & Components - 1.6%
Hexagon AB B Shares	386,300	4,708,850
Lagercrantz Group AB B Shares	210,648	5,175,153
		9,884,003
Software - 0.0%
Kry International Ab (a)(c)(d)	3,324	69,808
TOTAL INFORMATION TECHNOLOGY		9,953,811

TOTAL SWEDEN		24,684,085
SWITZERLAND - 1.0%
Financials - 1.0%
Capital Markets - 1.0%
Partners Group Holding AG	1,782	2,175,380
UBS Group AG	107,798	4,116,350

TOTAL SWITZERLAND		6,291,730
TAIWAN - 3.3%
Information Technology - 3.3%
Semiconductors & Semiconductor Equipment - 3.3%
Taiwan Semiconductor Manufacturing Co Ltd	434,841	21,003,494
UNITED KINGDOM - 15.3%
Communication Services - 4.2%
Diversified Telecommunication Services - 4.0%
Zegona Communications plc (a)	1,581,560	25,555,653
Interactive Media & Services - 0.2%
Baltic Classifieds Group PLC	372,596	1,443,964
TOTAL COMMUNICATION SERVICES		26,999,617

Consumer Discretionary - 1.8%
Hotels, Restaurants & Leisure - 0.9%
Compass Group PLC	163,674	5,417,583
Leisure Products - 0.9%
Games Workshop Group PLC	27,669	5,790,359
TOTAL CONSUMER DISCRETIONARY		11,207,942

Consumer Staples - 0.9%
Tobacco - 0.9%
Imperial Brands PLC	150,991	5,999,527
Financials - 5.0%
Banks - 1.5%
NatWest Group PLC	1,046,354	8,055,374
Shawbrook Group PLC (b)(e)(g)	214,300	1,100,766
Starling Bank Ltd (c)	137,500	422,683
		9,578,823
Capital Markets - 2.5%
3i Group PLC	186,044	10,766,482
London Stock Exchange Group PLC	41,640	5,189,442
		15,955,924
Financial Services - 0.3%
Revolut Group Holdings Ltd (c)(d)	1,409	1,885,975
Insurance - 0.7%
Aviva PLC	492,358	4,324,576
TOTAL FINANCIALS		31,745,298

Industrials - 3.4%
Aerospace & Defense - 2.4%
BAE Systems PLC	260,811	6,424,685
Rolls-Royce Holdings PLC	554,514	8,533,310
		14,957,995
Professional Services - 0.3%
RELX PLC	44,644	1,973,104
Trading Companies & Distributors - 0.7%
Diploma PLC	61,347	4,521,186
TOTAL INDUSTRIALS		21,452,285

TOTAL UNITED KINGDOM		97,404,669
UNITED STATES - 3.2%
Communication Services - 1.0%
Entertainment - 1.0%
Spotify Technology SA (a)	9,420	6,173,114
Health Care - 0.2%
Health Care Equipment & Supplies - 0.2%
Alcon AG (United States)	14,431	1,066,307
Industrials - 1.5%
Electrical Equipment - 1.5%
Schneider Electric SE	33,438	9,527,488
Materials - 0.5%
Construction Materials - 0.5%
Holcim AG	36,872	3,277,966
TOTAL UNITED STATES		20,044,875
TOTAL COMMON STOCKS (Cost $387,874,776)		606,849,766

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
AUSTRALIA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Canva Australia Holdings Pty Ltd Series A (a)(c)(d)	85	139,928
Canva Australia Holdings Pty Ltd Series A2 (a)(c)(d)	15	24,692

TOTAL AUSTRALIA		164,620
CANADA - 0.2%
Information Technology - 0.2%
Software - 0.2%
Valsoft Corp Series A-1.2 (c)(d)	64	711,092
Valsoft Corp Series A-1.3 (c)(d)	23	255,549
Valsoft Corp Series A-1.4 (c)(d)	29	322,214

TOTAL CANADA		1,288,855
CHINA - 0.1%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
Bytedance Ltd Series E1 (a)(c)(d)	1,533	396,434
Health Care - 0.0%
Health Care Providers & Services - 0.0%
dMed Biopharmaceutical Co Ltd Series C (a)(c)(d)	7,322	58,503
TOTAL CHINA		454,937
ESTONIA - 0.1%
Information Technology - 0.1%
Software - 0.1%
Bolt Technology OU Series E (a)(c)(d)	3,347	744,771
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,607,855)		2,653,183

Money Market Funds - 4.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (h)	4.18	24,092,544	24,097,363
Fidelity Securities Lending Cash Central Fund (h)(i)	4.18	1,559,508	1,559,664
TOTAL MONEY MARKET FUNDS (Cost $25,657,027)			25,657,027

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $416,139,658)	635,159,976
NET OTHER ASSETS (LIABILITIES) - 0.2%	965,612
NET ASSETS - 100.0%	636,125,588

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $11,790,110 or 1.9% of net assets.

(c)	Level 3 security.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,432,071 or 0.9% of net assets.

(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,094,646 or 1.6% of net assets.

(f)	Security or a portion of the security is on loan at period end.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/3/2022	869,539

Bytedance Ltd Series E1	11/18/2020	167,978

Canva Australia Holdings Pty Ltd Class A	3/18/2024 - 8/19/2025	591,278

Canva Australia Holdings Pty Ltd Series A	9/22/2023	90,666

Canva Australia Holdings Pty Ltd Series A2	9/22/2023	15,999

dMed Biopharmaceutical Co Ltd Series C	12/1/2020	103,995

Kry International Ab	5/14/2021 - 10/30/2024	219,661

Revolut Group Holdings Ltd	12/27/2024	1,225,511

Valsoft Corp Series A-1.2	3/14/2025	749,677

Valsoft Corp Series A-1.3	3/17/2025	228,318

Valsoft Corp Series A-1.4	3/17/2025	381,683

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	12,600,765	203,987,327	192,490,764	571,955	35	-	24,097,363	24,092,544	0.0%
Fidelity Securities Lending Cash Central Fund	100,450	52,688,481	51,229,267	27,634	-	-	1,559,664	1,559,508	0.0%
Total	12,701,215	256,675,808	243,720,031	599,589	35	-	25,657,027

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	59,519,504	38,937,087	20,582,417	-
Consumer Discretionary	68,382,881	47,490,093	20,892,788	-
Consumer Staples	12,001,927	2,257,775	9,744,152	-
Energy	7,914,839	7,914,839	-	-
Financials	161,327,110	64,806,041	94,212,411	2,308,658
Health Care	27,484,753	25,136,784	2,347,969	-
Industrials	126,848,359	67,020,577	59,827,782	-
Information Technology	120,511,272	70,553,715	49,064,644	892,913
Materials	22,859,121	9,375,862	13,483,259	-

Convertible Preferred Stocks
Communication Services	396,434	-	-	396,434
Health Care	58,503	-	-	58,503
Information Technology	2,198,246	-	-	2,198,246

Money Market Funds	25,657,027	25,657,027	-	-
Total Investments in Securities:	635,159,976	359,149,800	270,155,422	5,854,754
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $1,482,658) - See accompanying schedule:
Unaffiliated issuers (cost $390,482,631)	$609,502,949
Fidelity Central Funds (cost $25,657,027)	25,657,027

Total Investment in Securities (cost $416,139,658)		$635,159,976
Foreign currency held at value (cost $132,114)		131,918
Receivable for investments sold		4,708,312
Receivable for fund shares sold		621,549
Dividends receivable		922,318
Reclaims receivable		1,336,861
Distributions receivable from Fidelity Central Funds		69,574
Other receivables		5,146
Total assets		642,955,654
Liabilities
Payable to custodian bank	$35,590
Payable for investments purchased
Regular delivery	3,395,752
Delayed delivery	1,041,646
Payable for fund shares redeemed	129,666
Accrued management fee	314,436
Deferred taxes	353,312
Collateral on securities loaned	1,559,664
Total liabilities		6,830,066
Net Assets		$636,125,588
Net Assets consist of:
Paid in capital		$486,800,145
Total accumulated earnings (loss)		149,325,443
Net Assets		$636,125,588
Net Asset Value, offering price and redemption price per share ($636,125,588 ÷ 37,744,491 shares)		$16.85
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$10,987,674
Interest		558
Income from Fidelity Central Funds (including $27,634 from security lending)		599,589
Income before foreign taxes withheld		$11,587,821
Less foreign taxes withheld		(484,274)
Total income		11,103,547
Expenses
Management fee	$3,388,513
Independent trustees' fees and expenses	2,245
Total expenses before reductions	3,390,758
Expense reductions	(1,843)
Total expenses after reductions		3,388,915
Net Investment income (loss)		7,714,632
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $118,755)	39,286,240
Fidelity Central Funds	35
Foreign currency transactions	35,211
Total net realized gain (loss)		39,321,486
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $94,516)	86,977,947
Assets and liabilities in foreign currencies	96,098
Total change in net unrealized appreciation (depreciation)		87,074,045
Net gain (loss)		126,395,531
Net increase (decrease) in net assets resulting from operations		$134,110,163
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,714,632	$8,489,589
Net realized gain (loss)	39,321,486	38,108,806
Change in net unrealized appreciation (depreciation)	87,074,045	123,162,530
Net increase (decrease) in net assets resulting from operations	134,110,163	169,760,925
Distributions to shareholders	(20,770,849)	(11,176,994)

Share transactions
Proceeds from sales of shares	115,796,946	175,322,558
Reinvestment of distributions	20,770,849	11,176,992
Cost of shares redeemed	(164,432,659)	(377,815,727)

Net increase (decrease) in net assets resulting from share transactions	(27,864,864)	(191,316,177)
Total increase (decrease) in net assets	85,474,450	(32,732,246)

Net Assets
Beginning of period	550,651,138	583,383,384
End of period	$636,125,588	$550,651,138

Other Information
Shares
Sold	7,879,090	13,577,941
Issued in reinvestment of distributions	1,540,864	955,298
Redeemed	(11,479,198)	(28,467,113)
Net increase (decrease)	(2,059,244)	(13,933,874)

Financial Highlights
Fidelity® International Discovery K6 Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$13.83	$10.86	$10.23	$14.97	$11.29
Income from Investment Operations
Net investment income (loss) A,B	.20	.17	.19	.24	.16
Net realized and unrealized gain (loss)	3.35	3.00	.55	(4.70)	3.60
Total from investment operations	3.55	3.17	.74	(4.46)	3.76
Distributions from net investment income	(.53)	(.20)	(.11)	(.28)	(.08)
Total distributions	(.53)	(.20)	(.11)	(.28)	(.08)
Net asset value, end of period	$16.85	$13.83	$10.86	$10.23	$14.97
Total Return C	26.64%	29.50%	7.19%	(30.35)%	33.43%
Ratios to Average Net Assets A,D,E
Expenses before reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%
Expenses net of all reductions, if any	.60%	.60%	.60%	.60%	.60%
Net investment income (loss)	1.36%	1.31%	1.62%	1.98%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$636,126	$550,651	$583,383	$468,052	$430,892
Portfolio turnover rate F	54%	48% G	55% G	50% G	58% G

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity International Discovery K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforward and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$206,931,439
Gross unrealized depreciation	(7,853,857)
Net unrealized appreciation (depreciation)	$199,077,582
Tax Cost	$436,082,394

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,536,486
Capital loss carryforward	$(66,001,931)
Net unrealized appreciation (depreciation) on securities and other investments	$199,144,200

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(66,001,931)
Long-term	-
Total capital loss carryforward	$(66,001,931)

Due to large subscriptions in a prior period, approximately $58,410,947 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $11,985,573 of those capital losses per year to offset capital gains. Additionally, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$20,770,849	$11,176,994

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery K6 Fund	297,880,057	350,911,592

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity International Discovery K6 Fund	5,980,844	-	-	21,762,174	73,727,455

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Discovery K6 Fund	3,165,883	36,396,996
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Discovery K6 Fund	560

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Discovery K6 Fund	9,012,544	20,513,511	1,206,174
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Discovery K6 Fund	3,007	2	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,843.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Discovery K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $638,620 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 51.01% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.5377 and $0.0276 for the dividend paid December 16, 2024.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Discovery K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the fund relative to funds and classes in the asset-sized peer group. The asset-sized peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9893917.106
IGI-K6-ANN-1225
Fidelity® International Discovery Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Discovery Fund
Consolidated Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 95.1%
	Shares	Value ($)
AUSTRALIA - 2.3%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
CAR Group Ltd	1,289,635	30,123,952
Consumer Discretionary - 0.6%
Hotels, Restaurants & Leisure - 0.6%
Aristocrat Leisure Ltd	1,630,630	67,589,459
Industrials - 0.2%
Aerospace & Defense - 0.2%
DroneShield Ltd (a)(b)	8,329,298	20,872,963
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.0%
Elsight Ltd (a)	4,696,882	4,963,168
Software - 0.1%
Canva Australia Holdings Pty Ltd Class A (a)(c)(d)	7,000	11,523,470
TOTAL INFORMATION TECHNOLOGY		16,486,638

Materials - 1.2%
Metals & Mining - 1.2%
Brazilian Rare Earths Ltd (a)	5,919,602	22,154,679
IperionX Ltd (a)(e)	25,880,594	115,148,974
		137,303,653
TOTAL AUSTRALIA		272,376,665
BAILIWICK OF JERSEY - 0.6%
Financials - 0.6%
Capital Markets - 0.6%
JTC PLC (b)(f)	4,479,497	76,736,686
BELGIUM - 0.9%
Health Care - 0.9%
Pharmaceuticals - 0.9%
UCB SA	442,349	113,446,871
BRAZIL - 1.1%
Consumer Discretionary - 0.9%
Broadline Retail - 0.9%
MercadoLibre Inc (a)	45,551	106,009,021
Financials - 0.2%
Banks - 0.2%
NU Holdings Ltd/Cayman Islands Class A (a)	1,990,930	32,073,882
TOTAL BRAZIL		138,082,903
CANADA - 3.8%
Energy - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Cameco Corp	993,617	101,547,225
Canadian Natural Resources Ltd	1,580,280	50,555,890
		152,103,115
Financials - 0.2%
Insurance - 0.2%
Definity Financial Corp	504,279	23,460,272
Information Technology - 2.3%
IT Services - 0.7%
Shopify Inc Class A (a)	533,100	92,689,577
Software - 1.6%
Constellation Software Inc/Canada	67,024	176,386,543
Constellation Software Inc/Canada warrants 3/31/2040 (a)(c)	50,942	4
Lumine Group Inc Subordinate Voting Shares (a)(b)	493,032	11,776,102
		188,162,649
TOTAL INFORMATION TECHNOLOGY		280,852,226

TOTAL CANADA		456,415,613
CHINA - 4.2%
Communication Services - 1.8%
Interactive Media & Services - 1.8%
Tencent Holdings Ltd	2,727,900	221,581,214
Consumer Discretionary - 0.9%
Automobiles - 0.1%
BYD Co Ltd H Shares	1,653,000	21,400,261
Broadline Retail - 0.5%
Alibaba Group Holding Ltd ADR	326,600	55,662,438
Textiles, Apparel & Luxury Goods - 0.3%
Laopu Gold Co Ltd H Shares (g)	411,400	36,239,816
TOTAL CONSUMER DISCRETIONARY		113,302,515

Consumer Staples - 0.2%
Beverages - 0.2%
Eastroc Beverage Group Co Ltd A Shares (China)	540,700	21,271,251
Information Technology - 1.0%
Semiconductors & Semiconductor Equipment - 1.0%
Advanced Micro-Fabrication Equipment Inc China A Shares (China)	1,102,200	43,261,667
Montage Technology Co Ltd A Shares (China)	3,884,700	74,392,982
		117,654,649
Materials - 0.3%
Metals & Mining - 0.3%
Zijin Mining Group Co Ltd H Shares	8,220,000	34,104,767
TOTAL CHINA		507,914,396
DENMARK - 1.1%
Financials - 0.2%
Insurance - 0.2%
Tryg A/S	1,078,046	26,572,816
Health Care - 0.3%
Pharmaceuticals - 0.3%
Novo Nordisk A/S Series B	815,624	40,154,568
Industrials - 0.6%
Air Freight & Logistics - 0.6%
DSV A/S	312,300	66,278,101
TOTAL DENMARK		133,005,485
FRANCE - 7.0%
Consumer Discretionary - 1.0%
Textiles, Apparel & Luxury Goods - 1.0%
Hermes International SCA	46,901	116,175,881
Consumer Staples - 0.6%
Food Products - 0.6%
Danone SA	804,800	71,077,233
Financials - 1.6%
Insurance - 1.6%
AXA SA	4,561,049	197,896,672
Health Care - 1.0%
Health Care Equipment & Supplies - 1.0%
EssilorLuxottica SA	332,562	121,629,845
Industrials - 1.9%
Aerospace & Defense - 1.9%
Safran SA	637,075	226,364,542
Materials - 0.9%
Chemicals - 0.9%
Air Liquide SA	540,768	104,659,653
TOTAL FRANCE		837,803,826
GERMANY - 9.3%
Communication Services - 0.3%
Entertainment - 0.3%
CTS Eventim AG & Co KGaA	426,300	38,130,676
Consumer Discretionary - 0.9%
Specialty Retail - 0.9%
Auto1 Group SE (a)	3,238,200	113,617,642
Financials - 1.1%
Capital Markets - 0.6%
Deutsche Boerse AG	293,400	74,300,668
Insurance - 0.5%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	96,982	60,002,173
TOTAL FINANCIALS		134,302,841

Health Care - 1.3%
Health Care Providers & Services - 1.3%
Fresenius SE & Co KGaA	2,702,300	155,802,601
Industrials - 3.2%
Aerospace & Defense - 1.2%
Rheinmetall AG	73,174	143,511,336
Industrial Conglomerates - 2.0%
Siemens AG	844,237	239,254,513
TOTAL INDUSTRIALS		382,765,849

Information Technology - 1.7%
Software - 1.7%
SAP SE	795,521	206,893,155
Materials - 0.8%
Construction Materials - 0.8%
Heidelberg Materials AG	392,100	91,988,104
TOTAL GERMANY		1,123,500,868
HONG KONG - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Zijin Gold International Co Ltd	565,500	9,562,604
HUNGARY - 0.2%
Health Care - 0.2%
Pharmaceuticals - 0.2%
Richter Gedeon Nyrt	656,825	20,245,012
INDIA - 1.6%
Communication Services - 0.3%
Wireless Telecommunication Services - 0.3%
Bharti Airtel Ltd	1,531,650	35,450,627
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Lenskart Solutions Ltd (a)	3,178,393	14,394,345
Household Durables - 0.0%
LG Electronics India Ltd (h)	35,549	666,246
LG Electronics India Ltd (h)	35,548	666,227
LG Electronics India Ltd	4,532	84,937
		1,417,410
TOTAL CONSUMER DISCRETIONARY		15,811,755

Financials - 0.8%
Banks - 0.5%
HDFC Bank Ltd/Gandhinagar	4,383,038	48,750,898
Capital Markets - 0.3%
360 ONE WAM Ltd	3,007,800	36,619,494
TOTAL FINANCIALS		85,370,392

Industrials - 0.3%
Professional Services - 0.3%
Computer Age Management Services Ltd	828,700	36,795,531
Information Technology - 0.1%
Software - 0.1%
Pine Labs Ltd/India (d)	7,241,995	18,030,540
TOTAL INDIA		191,458,845
IRELAND - 1.4%
Consumer Discretionary - 0.5%
Household Durables - 0.5%
Cairn Homes PLC	26,071,501	58,088,222
Financials - 0.7%
Banks - 0.7%
AIB Group PLC	9,625,000	88,587,637
Industrials - 0.2%
Building Products - 0.2%
Kingspan Group PLC	292,837	21,906,253
TOTAL IRELAND		168,582,112
ITALY - 4.4%
Consumer Discretionary - 0.4%
Automobiles - 0.2%
Ferrari NV (g)	67,242	27,162,406
Hotels, Restaurants & Leisure - 0.2%
Lottomatica Group Spa	841,901	20,747,519
TOTAL CONSUMER DISCRETIONARY		47,909,925

Financials - 3.7%
Banks - 3.4%
FinecoBank Banca Fineco SpA	1,617,890	36,942,895
Intesa Sanpaolo SpA	17,522,900	112,941,143
UniCredit SpA	3,484,102	257,986,231
		407,870,269
Financial Services - 0.3%
BFF Bank SpA (a)(b)(f)	3,140,339	37,862,185
TOTAL FINANCIALS		445,732,454

Health Care - 0.3%
Pharmaceuticals - 0.3%
Recordati Industria Chimica e Farmaceutica SpA	651,751	38,688,901
TOTAL ITALY		532,331,280
JAPAN - 19.0%
Communication Services - 1.4%
Entertainment - 1.1%
Nintendo Co Ltd	1,535,000	130,919,991
Wireless Telecommunication Services - 0.3%
SoftBank Group Corp	189,048	33,172,002
TOTAL COMMUNICATION SERVICES		164,091,993

Consumer Discretionary - 2.4%
Broadline Retail - 0.5%
Pan Pacific International Holdings Corp	10,970,720	65,260,517
Hotels, Restaurants & Leisure - 0.1%
Metaplanet Inc (a)(g)	3,078,200	9,807,255
Household Durables - 1.1%
Sony Group Corp	4,609,815	128,381,448
Specialty Retail - 0.7%
Fast Retailing Co Ltd	234,180	85,972,161
TOTAL CONSUMER DISCRETIONARY		289,421,381

Consumer Staples - 0.2%
Food Products - 0.2%
Kotobuki Spirits Co Ltd	1,806,569	21,669,215
Financials - 3.0%
Banks - 2.3%
Hachijuni Bank Ltd/The	3,362,000	33,890,513
Mitsubishi UFJ Financial Group Inc	9,766,186	147,520,982
Sumitomo Mitsui Financial Group Inc	3,601,318	97,501,395
		278,912,890
Insurance - 0.7%
Tokio Marine Holdings Inc	2,173,564	81,059,153
TOTAL FINANCIALS		359,972,043

Health Care - 0.0%
Pharmaceuticals - 0.0%
Chugai Pharmaceutical Co Ltd	93,500	4,279,284
Industrials - 8.1%
Industrial Conglomerates - 3.3%
Hitachi Ltd	11,525,355	397,714,865
Machinery - 2.5%
IHI Corp	5,326,300	111,115,791
Japan Steel Works Ltd/The	209,200	13,764,765
Mitsubishi Heavy Industries Ltd	5,791,091	174,831,214
		299,711,770
Professional Services - 0.7%
BayCurrent Inc	980,100	44,931,585
Timee Inc (a)(g)	2,057,400	19,945,205
Visional Inc (a)	360,594	25,083,172
		89,959,962
Trading Companies & Distributors - 1.6%
ITOCHU Corp	3,232,367	187,322,495
TOTAL INDUSTRIALS		974,709,092

Information Technology - 3.9%
Electronic Equipment, Instruments & Components - 0.7%
Ibiden Co Ltd	933,100	88,490,406
IT Services - 1.0%
NEC Corp	1,475,000	53,770,359
SCSK Corp	1,670,100	61,456,992
		115,227,351
Semiconductors & Semiconductor Equipment - 2.2%
Advantest Corp	1,265,700	189,533,291
Disco Corp	156,800	52,070,642
Tokyo Seimitsu Co Ltd	398,311	27,551,718
		269,155,651
TOTAL INFORMATION TECHNOLOGY		472,873,408

TOTAL JAPAN		2,287,016,416
KOREA (SOUTH) - 2.9%
Communication Services - 0.0%
Interactive Media & Services - 0.0%
Webtoon Entertainment Inc (a)	248,019	4,347,773
Consumer Discretionary - 0.5%
Broadline Retail - 0.5%
Coupang Inc Class A (a)	1,799,700	57,536,409
Information Technology - 2.4%
Semiconductors & Semiconductor Equipment - 1.6%
SK Hynix Inc	472,960	184,980,088
Technology Hardware, Storage & Peripherals - 0.8%
Samsung Electronics Co Ltd	1,293,290	97,273,186
TOTAL INFORMATION TECHNOLOGY		282,253,274

TOTAL KOREA (SOUTH)		344,137,456
LUXEMBOURG - 0.3%
Financials - 0.3%
Capital Markets - 0.3%
CVC Capital Partners PLC (b)(f)	2,270,918	37,928,642
NETHERLANDS - 4.0%
Communication Services - 0.0%
Entertainment - 0.0%
Universal Music Group NV	345,344	9,262,811
Financials - 1.2%
Banks - 1.2%
ING Groep NV	5,640,879	140,850,927
Information Technology - 2.8%
Semiconductors & Semiconductor Equipment - 2.6%
ASM International NV	36,600	23,709,088
ASML Holding NV	219,514	232,300,245
BE Semiconductor Industries NV	351,150	59,741,550
		315,750,883
Software - 0.2%
Topicus.com Inc (a)	195,461	19,231,841
TOTAL INFORMATION TECHNOLOGY		334,982,724

TOTAL NETHERLANDS		485,096,462
POLAND - 0.1%
Industrials - 0.1%
Professional Services - 0.1%
Benefit Systems SA (a)	12,300	10,441,511
PORTUGAL - 1.1%
Financials - 1.1%
Banks - 1.1%
Banco Comercial Portugues SA	149,008,100	131,426,304
SINGAPORE - 0.9%
Consumer Discretionary - 0.9%
Broadline Retail - 0.9%
Sea Ltd Class A ADR (a)	708,000	110,625,000
SPAIN - 3.0%
Financials - 3.0%
Banks - 3.0%
Banco Santander SA	18,519,500	188,404,225
CaixaBank SA	16,936,953	179,019,325

TOTAL SPAIN		367,423,550
SWEDEN - 3.9%
Financials - 1.5%
Banks - 0.2%
Noba (a)	1,994,000	20,086,398
Financial Services - 1.3%
Investor AB B Shares	4,825,933	159,276,997
TOTAL FINANCIALS		179,363,395

Industrials - 0.9%
Machinery - 0.9%
Indutrade AB	3,857,122	103,124,548
Information Technology - 1.5%
Electronic Equipment, Instruments & Components - 1.5%
Hexagon AB B Shares	7,340,800	89,481,565
Lagercrantz Group AB B Shares	3,740,597	91,898,144
		181,379,709
Software - 0.0%
Kry International Ab (a)(c)(d)	194,526	4,085,296
TOTAL INFORMATION TECHNOLOGY		185,465,005

TOTAL SWEDEN		467,952,948
SWITZERLAND - 1.0%
Financials - 1.0%
Capital Markets - 1.0%
Partners Group Holding AG	34,456	42,062,223
UBS Group AG	2,079,240	79,397,385

TOTAL SWITZERLAND		121,459,608
TAIWAN - 3.4%
Information Technology - 3.4%
Semiconductors & Semiconductor Equipment - 3.4%
Taiwan Semiconductor Manufacturing Co Ltd	8,368,000	404,187,369
UNITED KINGDOM - 14.3%
Communication Services - 3.0%
Diversified Telecommunication Services - 2.8%
Zegona Communications plc (a)	20,594,092	332,769,842
Interactive Media & Services - 0.2%
Baltic Classifieds Group PLC	7,057,861	27,352,140
TOTAL COMMUNICATION SERVICES		360,121,982

Consumer Discretionary - 1.8%
Hotels, Restaurants & Leisure - 0.9%
Compass Group PLC	3,184,431	105,404,158
Leisure Products - 0.9%
Games Workshop Group PLC	532,413	111,419,352
TOTAL CONSUMER DISCRETIONARY		216,823,510

Consumer Staples - 1.0%
Tobacco - 1.0%
Imperial Brands PLC	2,911,643	115,692,197
Financials - 5.1%
Banks - 1.6%
NatWest Group PLC	20,166,700	155,253,685
Shawbrook Group PLC (b)(f)(i)	4,061,700	20,863,194
Starling Bank Ltd (c)	6,223,100	19,130,170
		195,247,049
Capital Markets - 2.6%
3i Group PLC	3,582,859	207,342,272
London Stock Exchange Group PLC	810,820	101,049,551
		308,391,823
Financial Services - 0.2%
Revolut Group Holdings Ltd (c)(d)	25,338	33,915,420
Insurance - 0.7%
Aviva PLC	9,407,588	82,630,591
TOTAL FINANCIALS		620,184,883

Industrials - 3.4%
Aerospace & Defense - 2.4%
BAE Systems PLC	5,074,099	124,992,754
Rolls-Royce Holdings PLC	10,669,167	164,185,782
		289,178,536
Professional Services - 0.3%
RELX PLC	803,467	35,510,346
Trading Companies & Distributors - 0.7%
Diploma PLC	1,173,300	86,470,532
TOTAL INDUSTRIALS		411,159,414

TOTAL UNITED KINGDOM		1,723,981,986
UNITED STATES - 3.2%
Communication Services - 1.0%
Entertainment - 1.0%
Spotify Technology SA (a)	181,200	118,743,984
Health Care - 0.2%
Health Care Equipment & Supplies - 0.2%
Alcon AG (United States)	270,500	19,987,245
Industrials - 1.5%
Electrical Equipment - 1.5%
Schneider Electric SE	643,965	183,484,908
Materials - 0.5%
Construction Materials - 0.5%
Holcim AG	702,430	62,446,895
TOTAL UNITED STATES		384,663,032
TOTAL COMMON STOCKS (Cost $7,239,915,014)		11,457,803,450

Convertible Preferred Stocks - 0.6%
	Shares	Value ($)
AUSTRALIA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Canva Australia Holdings Pty Ltd Series A (a)(c)(d)	931	1,532,622
Canva Australia Holdings Pty Ltd Series A2 (a)(c)(d)	169	278,209

TOTAL AUSTRALIA		1,810,831
CANADA - 0.2%
Information Technology - 0.2%
Software - 0.2%
Valsoft Corp Series A-1.2 (c)(d)	1,026	11,399,701
Valsoft Corp Series A-1.3 (c)(d)	363	4,033,228
Valsoft Corp Series A-1.4 (c)(d)	469	5,210,975

TOTAL CANADA		20,643,904
CHINA - 0.3%
Communication Services - 0.3%
Interactive Media & Services - 0.3%
Bytedance Ltd Series E1 (a)(c)(d)	131,235	33,937,371
Health Care - 0.0%
Health Care Providers & Services - 0.0%
dMed Biopharmaceutical Co Ltd Series C (a)(c)(d)	631,853	5,048,505
TOTAL CHINA		38,985,876
ESTONIA - 0.1%
Information Technology - 0.1%
Software - 0.1%
Bolt Technology OU Series E (a)(c)(d)	87,239	19,412,342
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $68,986,435)		80,852,953

Money Market Funds - 4.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (j)	4.18	464,848,113	464,941,083
Fidelity Securities Lending Cash Central Fund (j)(k)	4.18	36,656,465	36,660,131
TOTAL MONEY MARKET FUNDS (Cost $501,601,214)			501,601,214

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $7,810,502,663)	12,040,257,617
NET OTHER ASSETS (LIABILITIES) - 0.1%	10,763,821
NET ASSETS - 100.0%	12,051,021,438

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $206,039,772 or 1.7% of net assets.

(c)	Level 3 security.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $148,407,679 or 1.2% of net assets.

(e)	Affiliated company.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $173,390,707 or 1.4% of net assets.

(g)	Security or a portion of the security is on loan at period end.
(h)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $1,332,473 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(i)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/3/2022	22,664,387

Bytedance Ltd Series E1	11/18/2020	14,379,968

Canva Australia Holdings Pty Ltd Class A	3/18/2024 - 8/19/2025	8,104,054

Canva Australia Holdings Pty Ltd Series A	9/22/2023	993,061

Canva Australia Holdings Pty Ltd Series A2	9/22/2023	180,266

dMed Biopharmaceutical Co Ltd Series C	12/1/2020	8,974,301

Kry International Ab	5/14/2021 - 10/30/2024	12,863,695

Revolut Group Holdings Ltd	12/27/2024	22,037,614

Valsoft Corp Series A-1.2	3/14/2025	12,018,267

Valsoft Corp Series A-1.3	3/17/2025	3,603,455

Valsoft Corp Series A-1.4	3/17/2025	6,172,730

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
LG Electronics India Ltd	1/7/2026

LG Electronics India Ltd	11/8/2025

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	267,528,251	3,238,428,759	3,041,017,063	10,994,203	1,136	-	464,941,083	464,848,113	0.8%
Fidelity Securities Lending Cash Central Fund	23,907,178	1,364,265,341	1,351,512,388	700,403	-	-	36,660,131	36,656,465	0.1%
Total	291,435,429	4,602,694,100	4,392,529,451	11,694,606	1,136	-	501,601,214

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) and Shares end of period columns means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
IperionX Ltd	48,120,514	13,385,628	1,433,759	-	348,533	54,728,058	115,148,974	25,880,594
Total	48,120,514	13,385,628	1,433,759	-	348,533	54,728,058	115,148,974

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	981,855,012	586,918,994	394,936,018	-
Consumer Discretionary	1,312,910,720	913,498,091	399,412,629	-
Consumer Staples	229,709,896	42,940,466	186,769,430	-
Energy	152,103,115	152,103,115	-	-
Financials	3,069,343,004	1,203,573,237	1,812,724,177	53,045,590
Health Care	514,234,327	469,800,475	44,433,852	-
Industrials	2,437,902,712	1,289,278,653	1,148,624,059	-
Information Technology	2,319,678,988	1,343,873,656	960,196,562	15,608,770
Materials	440,065,676	180,971,024	259,094,652	-

Convertible Preferred Stocks
Communication Services	33,937,371	-	-	33,937,371
Health Care	5,048,505	-	-	5,048,505
Information Technology	41,867,077	-	-	41,867,077

Money Market Funds	501,601,214	501,601,214	-	-
Total Investments in Securities:	12,040,257,617	6,684,558,925	5,206,191,379	149,507,313
The following is a reconciliation of consolidated Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2025 ($)
Common Stocks	48,790,354	-	8,714,597	34,974,559	(11,126,191)	-	-	(12,698,959)	68,654,360	23,025,677
Convertible Preferred Stocks	71,851,147	(225,237)	6,537,737	21,794,452	(1,136,859)	-	-	(17,968,287)	80,852,953	6,537,736

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $34,917,815) - See accompanying schedule:
Unaffiliated issuers (cost $7,274,941,790)	$11,423,507,429
Fidelity Central Funds (cost $501,601,214)	501,601,214
Other affiliated issuers (cost $33,959,659)	115,148,974

Total Investment in Securities (cost $7,810,502,663)		$12,040,257,617
Foreign currency held at value (cost $2,772,961)		2,768,636
Receivable for investments sold		89,512,641
Receivable for fund shares sold		3,702,803
Dividends receivable		17,647,149
Reclaims receivable		32,685,314
Distributions receivable from Fidelity Central Funds		1,342,828
Prepaid expenses		12,150
Other receivables		2,347,008
Total assets		12,190,276,146
Liabilities
Payable for investments purchased
Regular delivery	$64,754,952
Delayed delivery	19,742,665
Payable for fund shares redeemed	1,627,849
Accrued management fee	6,845,718
Distribution and service plan fees payable	46,638
Deferred taxes	8,519,692
Other payables and accrued expenses	1,057,063
Collateral on securities loaned	36,660,131
Total liabilities		139,254,708
Net Assets		$12,051,021,438
Net Assets consist of:
Paid in capital		$7,441,782,642
Total accumulated earnings (loss)		4,609,238,796
Net Assets		$12,051,021,438

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($163,858,414 ÷ 2,711,132 shares)(a)		$60.44
Maximum offering price per share (100/94.25 of $60.44)		$64.13
Class M :
Net Asset Value and redemption price per share ($20,509,474 ÷ 343,078 shares)(a)		$59.78
Maximum offering price per share (100/96.50 of $59.78)		$61.95
Class C :
Net Asset Value and offering price per share ($5,054,701 ÷ 85,879 shares)(a)		$58.86
International Discovery :
Net Asset Value, offering price and redemption price per share ($4,408,317,620 ÷ 72,223,452 shares)		$61.04
Class K :
Net Asset Value, offering price and redemption price per share ($611,519,800 ÷ 10,056,282 shares)		$60.81
Class I :
Net Asset Value, offering price and redemption price per share ($1,024,381,611 ÷ 16,877,735 shares)		$60.69
Class Z :
Net Asset Value, offering price and redemption price per share ($5,817,379,818 ÷ 95,855,147 shares)		$60.69
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Consolidated Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$207,600,597
Foreign Tax Reclaims		12,853,467
Interest		13,750
Income from Fidelity Central Funds (including $700,403 from security lending)		11,694,606
Income before foreign taxes withheld		$232,162,420
Less foreign taxes withheld		(20,574,143)
Total income		211,588,277
Expenses
Management fee
Basic fee	$75,879,578
Performance adjustment	(9,979,626)
Distribution and service plan fees	510,538
Custodian fees and expenses	570,596
Independent trustees' fees and expenses	41,145
Registration fees	193,258
Audit fees	148,145
Legal	9,370
Miscellaneous	38,834
Total expenses before reductions	67,411,838
Expense reductions	(14,082)
Total expenses after reductions		67,397,756
Net Investment income (loss)		144,190,521
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $6,064,931)	780,170,445
Fidelity Central Funds	1,136
Other affiliated issuers	348,533
Foreign currency transactions	102,054
Total net realized gain (loss)		780,622,168
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $3,854,241)	1,444,942,005
Affiliated issuers	54,728,058
Assets and liabilities in foreign currencies	2,249,694
Total change in net unrealized appreciation (depreciation)		1,501,919,757
Net gain (loss)		2,282,541,925
Net increase (decrease) in net assets resulting from operations		$2,426,732,446
Consolidated Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$144,190,521	$124,753,922
Net realized gain (loss)	780,622,168	272,609,663
Change in net unrealized appreciation (depreciation)	1,501,919,757	1,734,690,881
Net increase (decrease) in net assets resulting from operations	2,426,732,446	2,132,054,466
Distributions to shareholders	(278,640,123)	(157,784,315)

Share transactions - net increase (decrease)	61,895,340	731,093,896
Total increase (decrease) in net assets	2,209,987,663	2,705,364,047

Net Assets
Beginning of period	9,841,033,775	7,135,669,728
End of period	$12,051,021,438	$9,841,033,775

Consolidated Financial Highlights
Fidelity Advisor® International Discovery Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$49.70	$39.12	$36.68	$58.79	$45.84
Income from Investment Operations
Net investment income (loss) A,B	.55	.50	.49	.56 C	.18
Net realized and unrealized gain (loss)	11.43	10.78	1.95	(16.91)	14.60
Total from investment operations	11.98	11.28	2.44	(16.35)	14.78
Distributions from net investment income	(1.24)	(.70)	-	(1.38)	(.12)
Distributions from net realized gain	-	-	-	(4.38)	(1.71)
Total distributions	(1.24)	(.70)	-	(5.76)	(1.83)
Net asset value, end of period	$60.44	$49.70	$39.12	$36.68	$58.79
Total Return D,E	24.70%	29.14%	6.65%	(30.57)%	32.86%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.95%	.88%	1.00%	1.31%	1.32%
Expenses net of fee waivers, if any	.95%	.87%	.99%	1.30%	1.32%
Expenses net of all reductions, if any	.95%	.87%	.99%	1.30%	1.32%
Net investment income (loss)	1.03%	1.05%	1.17%	1.27% C	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$163,858	$143,018	$122,305	$130,702	$206,114
Portfolio turnover rate H	54%	44% I	49% I	43% I	41% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .92%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Discovery Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$49.16	$38.71	$36.38	$58.35	$45.53
Income from Investment Operations
Net investment income (loss) A,B	.41	.38	.38	.45 C	.04
Net realized and unrealized gain (loss)	11.32	10.67	1.95	(16.81)	14.51
Total from investment operations	11.73	11.05	2.33	(16.36)	14.55
Distributions from net investment income	(1.11)	(.60)	-	(1.23)	(.02)
Distributions from net realized gain	-	-	-	(4.38)	(1.71)
Total distributions	(1.11)	(.60)	-	(5.61)	(1.73)
Net asset value, end of period	$59.78	$49.16	$38.71	$36.38	$58.35
Total Return D,E	24.39%	28.81%	6.40%	(30.76)%	32.53%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.20%	1.13%	1.24%	1.55%	1.57%
Expenses net of fee waivers, if any	1.20%	1.12%	1.24%	1.55%	1.57%
Expenses net of all reductions, if any	1.20%	1.12%	1.23%	1.55%	1.57%
Net investment income (loss)	.78%	.80%	.93%	1.02% C	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$20,509	$17,503	$15,275	$16,100	$25,178
Portfolio turnover rate H	54%	44% I	49% I	43% I	41% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .67%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Discovery Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$48.41	$38.06	$35.96	$57.59	$45.18
Income from Investment Operations
Net investment income (loss) A,B	.15	.14	.16	.21 C	(.27)
Net realized and unrealized gain (loss)	11.16	10.54	1.94	(16.66)	14.38
Total from investment operations	11.31	10.68	2.10	(16.45)	14.11
Distributions from net investment income	(.86)	(.33)	-	(.80)	-
Distributions from net realized gain	-	-	-	(4.38)	(1.70)
Total distributions	(.86)	(.33)	-	(5.18)	(1.70)
Net asset value, end of period	$58.86	$48.41	$38.06	$35.96	$57.59
Total Return D,E	23.77%	28.20%	5.84%	(31.14)%	31.79%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.70%	1.62%	1.77%	2.10%	2.14%
Expenses net of fee waivers, if any	1.70%	1.62%	1.76%	2.10%	2.13%
Expenses net of all reductions, if any	1.70%	1.62%	1.76%	2.10%	2.13%
Net investment income (loss)	.28%	.31%	.40%	.48% C	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$5,055	$4,485	$4,391	$5,429	$10,230
Portfolio turnover rate H	54%	44% I	49% I	43% I	41% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .12%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® International Discovery Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$50.17	$39.51	$37.04	$59.31	$46.20
Income from Investment Operations
Net investment income (loss) A,B	.71	.65	.63	.72 C	.36
Net realized and unrealized gain (loss)	11.54	10.86	1.98	(17.07)	14.71
Total from investment operations	12.25	11.51	2.61	(16.35)	15.07
Distributions from net investment income	(1.38)	(.85)	(.14)	(1.54)	(.25)
Distributions from net realized gain	-	-	-	(4.38)	(1.71)
Total distributions	(1.38)	(.85)	(.14)	(5.92)	(1.96)
Net asset value, end of period	$61.04	$50.17	$39.51	$37.04	$59.31
Total Return D	25.07%	29.52%	7.04%	(30.36)%	33.29%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.66%	.58%	.66%	.98%	.99%
Expenses net of fee waivers, if any	.66%	.58%	.65%	.97%	.99%
Expenses net of all reductions, if any	.66%	.58%	.65%	.97%	.99%
Net investment income (loss)	1.32%	1.35%	1.51%	1.60% C	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$4,408,318	$3,704,910	$3,352,940	$3,385,800	$5,117,474
Portfolio turnover rate G	54%	44% H	49% H	43% H	41% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.25%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® International Discovery Fund Class K

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$50.01	$39.39	$36.93	$59.18	$46.10
Income from Investment Operations
Net investment income (loss) A,B	.74	.68	.68	.78 C	.41
Net realized and unrealized gain (loss)	11.50	10.83	1.96	(17.02)	14.67
Total from investment operations	12.24	11.51	2.64	(16.24)	15.08
Distributions from net investment income	(1.44)	(.89)	(.18)	(1.62)	(.29)
Distributions from net realized gain	-	-	-	(4.38)	(1.71)
Total distributions	(1.44)	(.89)	(.18)	(6.01) D	(2.00)
Net asset value, end of period	$60.81	$50.01	$39.39	$36.93	$59.18
Total Return E	25.15%	29.64%	7.15%	(30.28)%	33.40%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.59%	.51%	.55%	.87%	.90%
Expenses net of fee waivers, if any	.59%	.51%	.54%	.87%	.90%
Expenses net of all reductions, if any	.59%	.51%	.54%	.87%	.90%
Net investment income (loss)	1.40%	1.41%	1.62%	1.71% C	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$611,520	$645,612	$476,117	$602,552	$1,371,352
Portfolio turnover rate H	54%	44% I	49% I	43% I	41% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.35%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Discovery Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$49.96	$39.35	$36.90	$59.15	$46.08
Income from Investment Operations
Net investment income (loss) A,B	.69	.62	.63	.69 C	.35
Net realized and unrealized gain (loss)	11.47	10.83	1.96	(16.99)	14.67
Total from investment operations	12.16	11.45	2.59	(16.30)	15.02
Distributions from net investment income	(1.43)	(.84)	(.14)	(1.57)	(.24)
Distributions from net realized gain	-	-	-	(4.38)	(1.71)
Total distributions	(1.43)	(.84)	(.14)	(5.95)	(1.95)
Net asset value, end of period	$60.69	$49.96	$39.35	$36.90	$59.15
Total Return D	25.01%	29.49%	7.01%	(30.37)%	33.26%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.70%	.62%	.67%	.99%	1.02%
Expenses net of fee waivers, if any	.70%	.62%	.66%	.99%	1.02%
Expenses net of all reductions, if any	.70%	.62%	.66%	.99%	1.02%
Net investment income (loss)	1.28%	1.30%	1.50%	1.59% C	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$1,024,382	$776,727	$496,845	$509,367	$565,667
Portfolio turnover rate G	54%	44% H	49% H	43% H	41% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.23%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Discovery Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$49.93	$39.33	$36.88	$59.14	$46.07
Income from Investment Operations
Net investment income (loss) A,B	.75	.68	.67	.76 C	.43
Net realized and unrealized gain (loss)	11.47	10.82	1.97	(16.99)	14.64
Total from investment operations	12.22	11.50	2.64	(16.23)	15.07
Distributions from net investment income	(1.46)	(.90)	(.19)	(1.65)	(.29)
Distributions from net realized gain	-	-	-	(4.38)	(1.71)
Total distributions	(1.46)	(.90)	(.19)	(6.03)	(2.00)
Net asset value, end of period	$60.69	$49.93	$39.33	$36.88	$59.14
Total Return D	25.17%	29.65%	7.14%	(30.29)%	33.40%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.59%	.52%	.55%	.87%	.90%
Expenses net of fee waivers, if any	.59%	.51%	.54%	.87%	.90%
Expenses net of all reductions, if any	.59%	.51%	.54%	.87%	.90%
Net investment income (loss)	1.40%	1.41%	1.62%	1.71% C	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$5,817,380	$4,548,779	$2,667,797	$2,720,340	$3,972,323
Portfolio turnover rate G	54%	44% H	49% H	43% H	41% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.35%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Consolidated Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the consolidated financial statements and consolidated financial highlights. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Common Stocks	$68,654,360	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.5 - 14.0 / 10.9	Increase
			Enterprise value/Net income (EV/NI)	16.0 - 20.7 / 19.0	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Volatility	70.0%	Increase
			Discount rate	1.9%	Increase
			Term	2.0	Increase
Convertible Preferred Stocks	$80,852,953	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.0 - 14.0 / 2.6	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	13.0	Increase
		Market approach	Transaction price	$15.40	Increase
			Discount rate	10.0%	Decrease
		Black scholes	Volatility	60.0%	Increase
			Discount rate	3.5%	Increase
			Term	3.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in foreign taxes reclaims. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Consolidated Statement of Operations in foreign taxes reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Consolidated Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,043,409,688
Gross unrealized depreciation	(162,651,213)
Net unrealized appreciation (depreciation)	$3,880,758,475
Tax Cost	$8,159,499,142

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$303,402,019
Undistributed long-term capital gain	$434,755,089
Net unrealized appreciation (depreciation) on securities and other investments	$3,879,633,822

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$278,640,123	$ 157,784,315

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Consolidated Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Consolidated Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Consolidated Special Purpose Vehicle. The Fund included in the table below holds private equity of Indian issuers through a wholly owned special purpose vehicle (SPV). As of period end, the investment in the SPV was as follows:

	SPV Name	Net Assets of SPV	% of Fund's Net Assets
Fidelity International Discovery Fund	FID FDO 305, LLC	30,782,493.26

The financial statements have been consolidated to include the SPV accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to consolidated financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the consolidated financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery Fund	5,628,600,551	5,870,798,820

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity International Discovery Fund	872,951	9,303,152	36,396,996

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Discovery Fund	95,277	4,686,699
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.84
Class M	.84
Class C	.84
International Discovery	.78
Class K	.68
Class I	.80
Class Z	.68

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.79
Class M	.79
Class C	.79
International Discovery	.75
Class K	.67
Class I	.79
Class Z	.67

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity International Discovery Fund	MSCI EAFE Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of International Discovery. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (.09) %.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	372,471	3,338
Class M	.25%	.25%	92,668	824
Class C	.75%	.25%	45,399	5,310
			510,538	9,472

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	7,811
Class M	1,166
Class CA	160
9,137

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Discovery Fund	7,724

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Discovery Fund	153,352,558	307,836,222	35,172,377
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity International Discovery Fund	14,266
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Consolidated Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Discovery Fund	75,522	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $14,082.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity International Discovery Fund
Distributions to shareholders
Class A	$3,553,974	$2,140,472
Class M	392,108	232,905
Class C	79,580	36,776
International Discovery	101,373,792	70,858,650
Class K	17,514,884	9,876,323
Class I	22,644,236	10,533,622
Class Z	133,081,549	64,105,567
Total	$278,640,123	$157,784,315
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity International Discovery Fund
Class A
Shares sold	169,906	128,704	$9,072,981	$6,133,183
Reinvestment of distributions	71,602	50,196	3,507,794	2,114,271
Shares redeemed	(408,117)	(427,825)	(21,413,069)	(20,180,822)
Net increase (decrease)	(166,609)	(248,925)	$(8,832,294)	$(11,933,368)
Class M
Shares sold	20,223	11,065	$1,053,406	$514,154
Reinvestment of distributions	8,014	5,531	389,159	230,983
Shares redeemed	(41,171)	(55,236)	(2,155,619)	(2,576,685)
Net increase (decrease)	(12,934)	(38,640)	$(713,054)	$(1,831,548)
Class C
Shares sold	15,751	12,469	$828,716	$581,189
Reinvestment of distributions	1,646	889	78,954	36,710
Shares redeemed	(24,156)	(36,076)	(1,233,216)	(1,658,420)
Net increase (decrease)	(6,759)	(22,718)	$(325,546)	$(1,040,521)
International Discovery
Shares sold	6,222,698	6,202,249	$334,368,072	$302,448,143
Reinvestment of distributions	1,875,836	1,538,643	92,572,519	65,253,862
Shares redeemed	(9,722,586)	(18,763,133)	(517,362,444)	(912,040,994)
Net increase (decrease)	(1,624,052)	(11,022,241)	$(90,421,853)	$(544,338,989)
Class K
Shares sold	1,876,128	3,777,457	$99,335,574	$182,664,593
Reinvestment of distributions	356,501	233,814	17,514,884	9,876,323
Shares redeemed	(5,086,382)	(3,189,382)	(264,162,493)	(146,659,863)
Net increase (decrease)	(2,853,753)	821,889	$(147,312,035)	$45,881,053
Class I
Shares sold	7,557,597	5,546,246	$389,724,198	$270,048,189
Reinvestment of distributions	103,131	48,017	5,062,699	2,028,708
Shares redeemed	(6,328,809)	(2,674,032)	(319,443,891)	(125,179,604)
Net increase (decrease)	1,331,919	2,920,231	$75,343,006	$146,897,293
Class Z
Shares sold	5,980,670	22,189,059	$306,303,735	$1,054,486,022
Reinvestment of distributions	2,691,652	1,513,180	131,971,709	63,825,921
Shares redeemed	(3,912,968)	(433,995)	(204,118,328)	(20,851,967)
Net increase (decrease)	4,759,354	23,268,244	$234,157,116	$1,097,459,976
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity International Discovery Fund	37%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Discovery Fund	48%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fidelity International Discovery Fund and its subsidiary (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2025, the related consolidated statement of operations for the year ended October 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2025, $440,999,235, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $10,831,476 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 58.51%; Class M designates 64.94%; Class C designates 82.77%; International Discovery designates 52.99%; Class K designates 50.93%; Class I designates 51.24% and Class Z designates 50.20% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/16/2024	$1.2488	$0.0602
Class M	12/16/2024	$1.1252	$0.0602
Class C	12/16/2024	$0.8828	$0.0602
International Discovery	12/16/2024	$1.3791	$0.0602
Class K	12/16/2024	$1.4347	$0.0602
Class I	12/16/2024	$1.4261	$0.0602
Class Z	12/16/2024	$1.4558	$0.0602

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Discovery Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate for the retail class ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. The Board considered that the fund has a variable management fee that covers expenses beyond portfolio management, unlike the majority of funds within the total peer group. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.807258.121
IGI-ANN-1225
Fidelity® International Capital Appreciation K6 Fund

Annual Report
October 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Capital Appreciation K6 Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
AUSTRIA - 1.4%
Financials - 1.4%
Banks - 1.4%
Erste Group Bank AG	292,894	30,299,983
BRAZIL - 2.5%
Consumer Discretionary - 1.2%
Broadline Retail - 1.2%
MercadoLibre Inc (a)	11,210	26,088,585
Materials - 1.3%
Metals & Mining - 1.3%
Wheaton Precious Metals Corp	282,000	27,233,895
TOTAL BRAZIL		53,322,480
CANADA - 7.0%
Financials - 1.3%
Capital Markets - 1.3%
Brookfield Asset Management Ltd Class A (United States) (b)	494,996	26,759,484
Industrials - 1.2%
Professional Services - 1.2%
Thomson Reuters Corp	163,350	25,021,649
Information Technology - 3.6%
IT Services - 1.7%
Shopify Inc Class A (United States) (a)	212,371	36,922,822
Software - 1.9%
Constellation Software Inc/Canada	14,809	38,972,731
TOTAL INFORMATION TECHNOLOGY		75,895,553

Materials - 0.9%
Metals & Mining - 0.9%
Franco-Nevada Corp	110,100	20,566,182
TOTAL CANADA		148,242,868
CHINA - 5.2%
Communication Services - 3.4%
Interactive Media & Services - 3.4%
Tencent Holdings Ltd	883,475	71,762,698
Consumer Discretionary - 1.8%
Broadline Retail - 1.8%
Prosus NV Class N	567,809	39,223,288
TOTAL CHINA		110,985,986
DENMARK - 1.6%
Industrials - 1.6%
Air Freight & Logistics - 1.6%
DSV A/S	164,196	34,846,619
FRANCE - 4.8%
Consumer Discretionary - 1.5%
Textiles, Apparel & Luxury Goods - 1.5%
Hermes International SCA	12,659	31,356,911
Industrials - 1.9%
Aerospace & Defense - 1.9%
Safran SA	114,400	40,648,438
Materials - 1.4%
Chemicals - 1.4%
Air Liquide SA	154,766	29,953,244
TOTAL FRANCE		101,958,593
GERMANY - 11.4%
Financials - 2.7%
Banks - 1.5%
Commerzbank AG	855,676	31,078,154
Capital Markets - 1.2%
Deutsche Boerse AG	107,947	27,336,517
TOTAL FINANCIALS		58,414,671

Industrials - 4.8%
Aerospace & Defense - 3.1%
MTU Aero Engines AG	62,500	27,238,560
Rheinmetall AG	19,325	37,900,847
		65,139,407
Electrical Equipment - 1.7%
Siemens Energy AG (a)	297,088	37,012,808
TOTAL INDUSTRIALS		102,152,215

Information Technology - 2.2%
Software - 2.2%
SAP SE	181,055	47,087,431
Materials - 1.7%
Construction Materials - 1.7%
Heidelberg Materials AG	153,125	35,923,689
TOTAL GERMANY		243,578,006
INDIA - 9.0%
Communication Services - 1.5%
Wireless Telecommunication Services - 1.5%
Bharti Airtel Ltd	1,361,100	31,503,182
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.4%
MakeMyTrip Ltd (a)	104,766	8,381,280
Financials - 3.1%
Banks - 3.1%
HDFC Bank Ltd/Gandhinagar	3,110,113	34,592,627
ICICI Bank Ltd	2,103,183	31,871,009
		66,463,636
Industrials - 4.0%
Construction & Engineering - 1.5%
Larsen & Toubro Ltd	706,382	32,077,455
Passenger Airlines - 1.2%
InterGlobe Aviation Ltd (c)(d)	421,848	26,732,327
Transportation Infrastructure - 1.3%
Adani Ports & Special Economic Zone Ltd	1,654,060	27,047,463
TOTAL INDUSTRIALS		85,857,245

TOTAL INDIA		192,205,343
ISRAEL - 3.8%
Financials - 2.9%
Banks - 2.9%
Bank Hapoalim BM	1,510,406	30,732,379
Bank Leumi Le-Israel BM	1,497,802	30,489,713
		61,222,092
Information Technology - 0.9%
Electronic Equipment, Instruments & Components - 0.9%
Next Vision Stabilized Systems Ltd	439,324	19,280,127
TOTAL ISRAEL		80,502,219
JAPAN - 7.3%
Communication Services - 1.5%
Entertainment - 1.5%
Nintendo Co Ltd	385,323	32,864,159
Financials - 1.3%
Insurance - 1.3%
Tokio Marine Holdings Inc	769,672	28,703,531
Industrials - 4.5%
Industrial Conglomerates - 2.6%
Hitachi Ltd	1,583,110	54,629,673
Machinery - 1.9%
Mitsubishi Heavy Industries Ltd	1,308,531	39,504,139
TOTAL INDUSTRIALS		94,133,812

TOTAL JAPAN		155,701,502
NETHERLANDS - 1.0%
Information Technology - 1.0%
Semiconductors & Semiconductor Equipment - 1.0%
ASM International NV	32,177	20,843,916
SINGAPORE - 1.3%
Consumer Discretionary - 1.3%
Broadline Retail - 1.3%
Sea Ltd Class A ADR (a)	182,907	28,579,219
SPAIN - 3.5%
Financials - 1.5%
Banks - 1.5%
Banco Santander SA	3,113,584	31,675,389
Utilities - 2.0%
Electric Utilities - 2.0%
Iberdrola SA	2,086,002	42,275,430
TOTAL SPAIN		73,950,819
SWITZERLAND - 1.7%
Financials - 1.7%
Insurance - 1.7%
Zurich Insurance Group AG	52,495	36,508,773
TAIWAN - 5.7%
Information Technology - 5.7%
Semiconductors & Semiconductor Equipment - 5.7%
Taiwan Semiconductor Manufacturing Co Ltd	2,529,958	122,200,892
UNITED KINGDOM - 9.4%
Consumer Discretionary - 2.5%
Hotels, Restaurants & Leisure - 2.5%
Compass Group PLC	855,309	28,310,592
InterContinental Hotels Group PLC	210,654	25,410,618
		53,721,210
Financials - 1.4%
Capital Markets - 1.4%
3i Group PLC	532,710	30,828,258
Industrials - 5.5%
Aerospace & Defense - 3.7%
BAE Systems PLC	1,304,300	32,129,458
Rolls-Royce Holdings PLC	2,921,400	44,956,869
		77,086,327
Professional Services - 1.8%
RELX PLC	849,842	37,559,954
TOTAL INDUSTRIALS		114,646,281

TOTAL UNITED KINGDOM		199,195,749
UNITED STATES - 22.7%
Communication Services - 1.5%
Entertainment - 1.5%
Spotify Technology SA (a)	50,847	33,321,056
Financials - 6.3%
Capital Markets - 2.6%
Moody's Corp	55,575	26,692,673
S&P Global Inc	56,342	27,450,386
		54,143,059
Financial Services - 2.5%
Mastercard Inc Class A	46,463	25,647,111
Visa Inc Class A	82,827	28,222,472
		53,869,583
Insurance - 1.2%
Arthur J Gallagher & Co	103,245	25,758,595
TOTAL FINANCIALS		133,771,237

Industrials - 9.3%
Aerospace & Defense - 1.4%
TransDigm Group Inc	23,171	30,319,485
Building Products - 1.4%
Trane Technologies PLC	67,008	30,063,139
Commercial Services & Supplies - 1.3%
Waste Connections Inc	162,597	27,268,950
Construction & Engineering - 1.5%
Ferrovial SE	508,050	31,154,124
Ferrovial SE rights (a)(e)	519,227	285,418
		31,439,542
Electrical Equipment - 3.7%
Eaton Corp PLC	79,621	30,380,189
Schneider Electric SE	169,696	48,351,472
		78,731,661
TOTAL INDUSTRIALS		197,822,777

Information Technology - 2.7%
Software - 2.7%
Cadence Design Systems Inc (a)	84,515	28,624,385
Synopsys Inc (a)	62,047	28,158,170
		56,782,555
Materials - 2.9%
Construction Materials - 2.9%
CRH PLC (United Kingdom)	268,122	31,644,512
Holcim AG	337,274	29,984,075
		61,628,587
TOTAL UNITED STATES		483,326,212
TOTAL COMMON STOCKS (Cost $1,595,682,923)		2,116,249,179

Money Market Funds - 1.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.18	21,514,667	21,518,970
Fidelity Securities Lending Cash Central Fund (f)(g)	4.18	7,762,774	7,763,550
TOTAL MONEY MARKET FUNDS (Cost $29,282,520)			29,282,520

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $1,624,965,443)	2,145,531,699
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(15,251,010)
NET ASSETS - 100.0%	2,130,280,689

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $26,732,327 or 1.3% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,732,327 or 1.3% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	1,207,600,436	1,186,085,187	961,217	3,721	-	21,518,970	21,514,667	0.0%
Fidelity Securities Lending Cash Central Fund	28,492,200	318,684,260	339,412,910	51,338	-	-	7,763,550	7,762,774	0.0%
Total	28,492,200	1,526,284,696	1,525,498,097	1,012,555	3,721	-	29,282,520

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	169,451,095	64,824,238	104,626,857	-
Consumer Discretionary	187,350,493	133,629,283	53,721,210	-
Financials	504,647,054	349,398,966	155,248,088	-
Industrials	695,129,036	414,965,898	280,163,138	-
Information Technology	342,090,474	172,802,151	169,288,323	-
Materials	175,305,597	79,444,589	95,861,008	-
Utilities	42,275,430	-	42,275,430	-

Money Market Funds	29,282,520	29,282,520	-	-
Total Investments in Securities:	2,145,531,699	1,244,347,645	901,184,054	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $7,665,708) - See accompanying schedule:
Unaffiliated issuers (cost $1,595,682,923)	$2,116,249,179
Fidelity Central Funds (cost $29,282,520)	29,282,520

Total Investment in Securities (cost $1,624,965,443)		$2,145,531,699
Foreign currency held at value (cost $1,714,669)		1,712,693
Receivable for investments sold		22,659,185
Receivable for fund shares sold		2,660,903
Dividends receivable		1,432,341
Reclaims receivable		3,175,392
Distributions receivable from Fidelity Central Funds		88,712
Total assets		2,177,260,925
Liabilities
Payable to custodian bank	$96,027
Payable for investments purchased
Regular delivery	28,107,602
Delayed delivery	285,418
Payable for fund shares redeemed	3,329,857
Accrued management fee	1,173,398
Deferred taxes	6,195,979
Other payables and accrued expenses	28,405
Collateral on securities loaned	7,763,550
Total liabilities		46,980,236
Net Assets		$2,130,280,689
Net Assets consist of:
Paid in capital		$1,454,823,512
Total accumulated earnings (loss)		675,457,177
Net Assets		$2,130,280,689
Net Asset Value, offering price and redemption price per share ($2,130,280,689 ÷ 110,996,479 shares)		$19.19
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$26,846,845
Interest		7,656
Income from Fidelity Central Funds (including $51,338 from security lending)		1,012,555
Income before foreign taxes withheld		$27,867,056
Less foreign taxes withheld		(1,635,743)
Total income		26,231,313
Expenses
Management fee	$12,015,150
Independent trustees' fees and expenses	6,991
Interest	54,459
Total expenses before reductions	12,076,600
Expense reductions	(837)
Total expenses after reductions		12,075,763
Net Investment income (loss)		14,155,550
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,296,775)	157,201,662
Fidelity Central Funds	3,721
Foreign currency transactions	(114,613)
Total net realized gain (loss)		157,090,770
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,068,991)	112,353,307
Assets and liabilities in foreign currencies	185,023
Total change in net unrealized appreciation (depreciation)		112,538,330
Net gain (loss)		269,629,100
Net increase (decrease) in net assets resulting from operations		$283,784,650
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,155,550	$10,703,959
Net realized gain (loss)	157,090,770	89,865,881
Change in net unrealized appreciation (depreciation)	112,538,330	261,153,684
Net increase (decrease) in net assets resulting from operations	283,784,650	361,723,524
Distributions to shareholders	(45,040,106)	(5,644,723)

Share transactions
Proceeds from sales of shares	1,020,368,593	853,341,623
Reinvestment of distributions	44,942,135	5,644,723
Cost of shares redeemed	(794,408,016)	(686,774,012)

Net increase (decrease) in net assets resulting from share transactions	270,902,712	172,212,334
Total increase (decrease) in net assets	509,647,256	528,291,135

Net Assets
Beginning of period	1,620,633,433	1,092,342,298
End of period	$2,130,280,689	$1,620,633,433

Other Information
Shares
Sold	55,957,227	53,488,845
Issued in reinvestment of distributions	2,687,927	386,361
Redeemed	(43,951,770)	(41,290,018)
Net increase (decrease)	14,693,384	12,585,188

Financial Highlights
Fidelity® International Capital Appreciation K6 Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$16.83	$13.05	$11.29	$17.82	$13.99
Income from Investment Operations
Net investment income (loss) A,B	.14	.11	.08	.06	.05
Net realized and unrealized gain (loss)	2.69	3.74	1.73	(5.14)	3.85
Total from investment operations	2.83	3.85	1.81	(5.08)	3.90
Distributions from net investment income	(.17)	(.07)	(.05)	(.04)	(.07)
Distributions from net realized gain	(.31)	-	-	(1.41)	-
Total distributions	(.47) C	(.07)	(.05)	(1.45)	(.07)
Net asset value, end of period	$19.19	$16.83	$13.05	$11.29	$17.82
Total Return D	17.26%	29.54%	16.02%	(30.83)%	27.93%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.65%	.66%	.65%	.65%	.65%
Expenses net of fee waivers, if any	.65%	.66%	.65%	.65%	.65%
Expenses net of all reductions, if any	.65%	.66%	.65%	.65%	.65%
Net investment income (loss)	.76%	.66%	.59%	.44%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$2,130,281	$1,620,633	$1,092,342	$763,118	$923,233
Portfolio turnover rate G	110%	84%	78%	119% H	149%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity International Capital Appreciation K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$535,340,368
Gross unrealized depreciation	(35,097,676)
Net unrealized appreciation (depreciation)	$500,242,692
Tax Cost	$1,645,289,007

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$28,152,000
Undistributed long-term capital gain	$153,126,415
Net unrealized appreciation (depreciation) on securities and other investments	$500,374,741

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$16,058,604	$ 5,644,723
Long-term Capital Gains	28,981,502	-
Total	$45,040,106	$ 5,644,723

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation K6 Fund	2,260,696,763	2,013,661,268
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .65% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Capital Appreciation K6 Fund	1,458

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity International Capital Appreciation K6 Fund	Borrower	10,690,425	4.58%	54,459

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Capital Appreciation K6 Fund	141,259,688	134,875,019	9,283,133
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Capital Appreciation K6 Fund	5,448	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $837.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Capital Appreciation K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31,2025, $153,217,974, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $986,420 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 7% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 96.93% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.1917 and $.0423 for the dividend paid December 16,2024.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Capital Appreciation K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the fund relative to funds and classes in the asset-sized peer group. The asset-sized peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9883991.108
IVFK6-ANN-1225
Fidelity® Global Equity Income Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Global Equity Income Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 97.0%
	Shares	Value ($)
BELGIUM - 1.0%
Financials - 0.6%
Banks - 0.6%
KBC Group NV	18,598	2,234,806
Health Care - 0.4%
Pharmaceuticals - 0.4%
UCB SA	6,532	1,675,227
TOTAL BELGIUM		3,910,033
BRAZIL - 0.5%
Utilities - 0.5%
Electric Utilities - 0.5%
Equatorial Energia SA	304,274	2,072,815
CANADA - 4.2%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.4%
Restaurant Brands International Inc	26,411	1,734,684
Consumer Staples - 1.6%
Consumer Staples Distribution & Retail - 1.6%
Alimentation Couche-Tard Inc	56,483	2,870,563
Metro Inc/CN	45,815	3,053,899
		5,924,462
Energy - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Canadian Natural Resources Ltd	54,842	1,754,490
Imperial Oil Ltd	24,880	2,200,538
PrairieSky Royalty Ltd	90,806	1,630,241
		5,585,269
Information Technology - 0.8%
Software - 0.8%
Constellation Software Inc/Canada	1,149	3,023,814
Constellation Software Inc/Canada warrants 3/31/2040 (a)(b)	581	0
		3,023,814
TOTAL CANADA		16,268,229
DENMARK - 0.2%
Financials - 0.2%
Insurance - 0.2%
Tryg A/S	29,100	717,288
FRANCE - 3.3%
Consumer Discretionary - 0.5%
Textiles, Apparel & Luxury Goods - 0.5%
LVMH Moet Hennessy Louis Vuitton SE	2,887	2,040,599
Consumer Staples - 0.3%
Food Products - 0.3%
Danone SA	14,400	1,271,760
Energy - 0.9%
Energy Equipment & Services - 0.4%
Vallourec SACA	80,300	1,494,346
Oil, Gas & Consumable Fuels - 0.5%
Gaztransport Et Technigaz SA	9,500	1,879,050
TOTAL ENERGY		3,373,396

Financials - 0.2%
Capital Markets - 0.2%
Amundi SA (c)(d)	10,891	807,190
Industrials - 1.1%
Aerospace & Defense - 1.1%
Airbus SE	8,818	2,174,265
Thales SA	6,300	1,796,463
		3,970,728
Information Technology - 0.3%
IT Services - 0.3%
Capgemini SE	8,109	1,247,532
TOTAL FRANCE		12,711,205
GERMANY - 4.4%
Communication Services - 1.1%
Diversified Telecommunication Services - 1.1%
Deutsche Telekom AG	134,009	4,150,954
Health Care - 0.2%
Health Care Providers & Services - 0.2%
Fresenius SE & Co KGaA	18,700	1,078,158
Industrials - 3.1%
Aerospace & Defense - 2.4%
Rheinmetall AG	4,632	9,084,436
Industrial Conglomerates - 0.7%
Siemens AG	10,288	2,915,592
TOTAL INDUSTRIALS		12,000,028

TOTAL GERMANY		17,229,140
HONG KONG - 0.4%
Financials - 0.4%
Insurance - 0.4%
AIA Group Ltd	175,286	1,705,662
HUNGARY - 0.4%
Health Care - 0.4%
Pharmaceuticals - 0.4%
Richter Gedeon Nyrt	51,700	1,593,525
INDIA - 0.2%
Financials - 0.2%
Banks - 0.2%
HDFC Bank Ltd/Gandhinagar ADR	20,158	730,123
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Redington Ltd	71,339	203,935
TOTAL INDIA		934,058
IRELAND - 0.5%
Consumer Staples - 0.2%
Food Products - 0.2%
Kerry Group PLC Class A	9,100	829,689
Financials - 0.3%
Banks - 0.3%
AIB Group PLC	111,300	1,024,395
TOTAL IRELAND		1,854,084
ITALY - 1.6%
Consumer Discretionary - 0.2%
Automobiles - 0.2%
Ferrari NV	2,500	1,009,875
Health Care - 0.6%
Pharmaceuticals - 0.6%
Recordati Industria Chimica e Farmaceutica SpA	40,300	2,392,267
Industrials - 0.8%
Electrical Equipment - 0.8%
Prysmian SpA	28,800	2,981,694
TOTAL ITALY		6,383,836
JAPAN - 4.8%
Communication Services - 0.9%
Entertainment - 0.9%
Capcom Co Ltd	49,836	1,301,373
Nintendo Co Ltd	25,865	2,206,024
		3,507,397
Consumer Discretionary - 1.1%
Household Durables - 1.1%
Sony Group Corp	155,880	4,341,194
Financials - 0.0%
Financial Services - 0.0%
Sony Financial Group Inc (b)	155,880	157,184
Health Care - 0.4%
Health Care Equipment & Supplies - 0.4%
Hoya Corp	8,596	1,399,200
Industrials - 1.8%
Industrial Conglomerates - 1.1%
Hitachi Ltd	125,323	4,324,623
Machinery - 0.2%
Ebara Corp	27,896	747,767
Trading Companies & Distributors - 0.5%
Inaba Denki Sangyo Co Ltd	68,599	2,022,226
TOTAL INDUSTRIALS		7,094,616

Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Renesas Electronics Corp	83,679	1,033,400
Materials - 0.3%
Chemicals - 0.3%
Shin-Etsu Chemical Co Ltd	34,680	1,042,444
TOTAL JAPAN		18,575,435
KENYA - 0.0%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
Safaricom PLC	1,360,546	318,672
KOREA (SOUTH) - 1.7%
Information Technology - 1.7%
Technology Hardware, Storage & Peripherals - 1.7%
Samsung Electronics Co Ltd	86,846	6,532,013
NETHERLANDS - 1.4%
Information Technology - 1.4%
Semiconductors & Semiconductor Equipment - 1.4%
NXP Semiconductors NV	26,445	5,530,178
SOUTH AFRICA - 0.3%
Consumer Discretionary - 0.3%
Broadline Retail - 0.3%
Naspers Ltd Class N	17,840	1,253,011
SWEDEN - 0.1%
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
Hexagon AB B Shares	40,600	494,899
SWITZERLAND - 1.0%
Consumer Discretionary - 0.4%
Textiles, Apparel & Luxury Goods - 0.4%
Cie Financiere Richemont SA Series A	8,776	1,735,942
Health Care - 0.6%
Pharmaceuticals - 0.6%
Galderma Group AG	12,384	2,285,212
TOTAL SWITZERLAND		4,021,154
TAIWAN - 3.8%
Information Technology - 3.8%
Semiconductors & Semiconductor Equipment - 3.8%
Taiwan Semiconductor Manufacturing Co Ltd	304,452	14,705,503
UNITED KINGDOM - 8.8%
Consumer Discretionary - 1.6%
Hotels, Restaurants & Leisure - 0.9%
Compass Group PLC	107,346	3,553,136
Leisure Products - 0.3%
Games Workshop Group PLC	5,341	1,117,724
Textiles, Apparel & Luxury Goods - 0.4%
Burberry Group PLC (b)	89,257	1,451,054
TOTAL CONSUMER DISCRETIONARY		6,121,914

Consumer Staples - 2.0%
Beverages - 0.2%
Diageo PLC	27,820	639,909
Food Products - 0.2%
Premier Foods PLC	401,653	962,436
Personal Care Products - 0.5%
Unilever PLC	32,327	1,939,761
Tobacco - 1.1%
British American Tobacco PLC	68,800	3,523,631
Imperial Brands PLC	21,601	858,301
		4,381,932
TOTAL CONSUMER STAPLES		7,924,038

Financials - 1.2%
Banks - 0.4%
Lloyds Banking Group PLC	1,028,879	1,206,350
Starling Bank Ltd (a)	83,600	256,991
		1,463,341
Capital Markets - 0.6%
London Stock Exchange Group PLC	19,550	2,436,446
Insurance - 0.2%
Hiscox Ltd	40,809	737,148
TOTAL FINANCIALS		4,636,935

Health Care - 1.1%
Pharmaceuticals - 1.1%
Astrazeneca PLC ADR	53,237	4,386,729
Industrials - 2.8%
Aerospace & Defense - 1.8%
BAE Systems PLC	116,374	2,866,697
Rolls-Royce Holdings PLC	264,237	4,066,293
		6,932,990
Professional Services - 0.8%
RELX PLC	70,741	3,126,497
Trading Companies & Distributors - 0.2%
RS GROUP PLC	95,777	700,201
TOTAL INDUSTRIALS		10,759,688

Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
Halma PLC	11,400	531,055
TOTAL UNITED KINGDOM		34,360,359
UNITED STATES - 58.1%
Communication Services - 6.1%
Diversified Telecommunication Services - 0.6%
AT&T Inc	49,394	1,222,502
Verizon Communications Inc	27,382	1,088,160
		2,310,662
Entertainment - 0.7%
Walt Disney Co/The	26,030	2,931,499
Interactive Media & Services - 3.6%
Alphabet Inc Class A	49,087	13,802,774
Media - 0.2%
Comcast Corp Class A	33,025	919,250
Wireless Telecommunication Services - 1.0%
T-Mobile US Inc	18,177	3,818,079
TOTAL COMMUNICATION SERVICES		23,782,264

Consumer Discretionary - 3.9%
Diversified Consumer Services - 0.4%
H&R Block Inc	34,398	1,710,956
Hotels, Restaurants & Leisure - 0.9%
McDonald's Corp	7,793	2,325,665
Starbucks Corp	12,444	1,006,346
		3,332,011
Specialty Retail - 1.8%
Lowe's Cos Inc	10,807	2,573,471
TJX Cos Inc/The	31,626	4,432,068
		7,005,539
Textiles, Apparel & Luxury Goods - 0.8%
NIKE Inc Class B	10,800	697,572
Tapestry Inc	22,550	2,476,441
		3,174,013
TOTAL CONSUMER DISCRETIONARY		15,222,519

Consumer Staples - 4.1%
Beverages - 1.1%
Coca-Cola Co/The	44,667	3,077,556
Keurig Dr Pepper Inc	48,055	1,305,174
		4,382,730
Consumer Staples Distribution & Retail - 2.1%
Albertsons Cos Inc Class A	27,400	484,706
BJ's Wholesale Club Holdings Inc (b)	13,485	1,190,186
Costco Wholesale Corp	1,924	1,753,630
Target Corp	8,845	820,108
Walmart Inc	34,244	3,464,809
		7,713,439
Food Products - 0.1%
Mondelez International Inc	9,931	570,635
Household Products - 0.8%
Procter & Gamble Co/The	21,290	3,201,377
TOTAL CONSUMER STAPLES		15,868,181

Energy - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Exxon Mobil Corp	33,204	3,797,209
Shell PLC	46,997	1,761,891
		5,559,100
Financials - 10.7%
Banks - 6.4%
Bank of America Corp	81,951	4,380,281
JPMorgan Chase & Co	25,522	7,940,405
M&T Bank Corp	15,145	2,784,711
PNC Financial Services Group Inc/The	17,347	3,166,695
US Bancorp	41,200	1,923,216
Wells Fargo & Co	52,948	4,604,888
		24,800,196
Capital Markets - 1.2%
Blackrock Inc	1,300	1,407,653
Charles Schwab Corp/The	26,400	2,495,328
MSCI Inc	1,589	935,206
		4,838,187
Consumer Finance - 0.6%
Capital One Financial Corp	10,053	2,211,559
Financial Services - 0.2%
Apollo Global Management Inc	7,200	895,032
Insurance - 2.3%
Chubb Ltd	8,427	2,333,773
Hartford Insurance Group Inc/The	30,228	3,753,713
Travelers Companies Inc/The	11,424	3,068,715
		9,156,201
TOTAL FINANCIALS		41,901,175

Health Care - 6.3%
Biotechnology - 2.4%
AbbVie Inc	24,373	5,314,289
Gilead Sciences Inc	32,405	3,881,795
		9,196,084
Health Care Providers & Services - 0.6%
UnitedHealth Group Inc	6,496	2,218,774
Life Sciences Tools & Services - 0.4%
Danaher Corp	9,548	2,056,448
Pharmaceuticals - 2.9%
Eli Lilly & Co	5,230	4,512,758
GSK PLC	112,397	2,631,602
Merck & Co Inc	30,868	2,654,031
Royalty Pharma PLC Class A	36,012	1,351,890
		11,150,281
TOTAL HEALTH CARE		24,621,587

Industrials - 3.6%
Aerospace & Defense - 1.7%
GE Aerospace	16,939	5,233,304
General Dynamics Corp	3,718	1,282,338
		6,515,642
Building Products - 0.5%
Johnson Controls International plc	16,248	1,858,609
Electrical Equipment - 0.8%
GE Vernova Inc	5,091	2,978,948
Ground Transportation - 0.4%
Norfolk Southern Corp	5,000	1,416,900
Machinery - 0.2%
Crane Co	6,314	1,199,660
TOTAL INDUSTRIALS		13,969,759

Information Technology - 15.9%
Communications Equipment - 1.0%
Cisco Systems Inc	53,375	3,902,246
Electronic Equipment, Instruments & Components - 0.1%
Crane NXT Co	8,814	557,486
IT Services - 1.8%
Accenture PLC Class A	10,387	2,597,789
Amdocs Ltd	29,626	2,496,287
IBM Corporation	6,500	1,998,164
		7,092,240
Semiconductors & Semiconductor Equipment - 2.1%
Broadcom Inc	22,717	8,396,885
Software - 5.6%
Microsoft Corp	41,276	21,373,126
Technology Hardware, Storage & Peripherals - 5.3%
Apple Inc	76,659	20,726,294
TOTAL INFORMATION TECHNOLOGY		62,048,277

Materials - 1.8%
Chemicals - 1.0%
Linde PLC	9,368	3,918,635
Construction Materials - 0.3%
Holcim AG	13,060	1,161,050
Containers & Packaging - 0.3%
Ball Corp	12,898	606,206
Crown Holdings Inc	5,400	524,772
		1,130,978
Metals & Mining - 0.2%
Freeport-McMoRan Inc	21,903	913,355
TOTAL MATERIALS		7,124,018

Real Estate - 1.1%
Specialized REITs - 1.1%
American Tower Corp	6,319	1,130,975
Lamar Advertising Co Class A	18,863	2,236,963
Public Storage Operating Co	3,626	1,010,058
		4,377,996
Utilities - 3.2%
Electric Utilities - 1.4%
NextEra Energy Inc	35,637	2,900,852
PG&E Corp	34,085	543,996
Southern Co/The	19,668	1,849,579
		5,294,427
Gas Utilities - 0.2%
Southwest Gas Holdings Inc	9,100	723,449
Independent Power and Renewable Electricity Producers - 0.9%
Vistra Corp	19,645	3,699,154
Multi-Utilities - 0.7%
Ameren Corp	17,643	1,799,939
WEC Energy Group Inc	9,315	1,040,765
		2,840,704
TOTAL UTILITIES		12,557,734

TOTAL UNITED STATES		227,032,610
ZAMBIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
First Quantum Minerals Ltd (b)	61,057	1,267,677
TOTAL COMMON STOCKS (Cost $250,629,922)		379,471,386

Money Market Funds - 2.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $10,046,726)	4.18	10,044,717	10,046,726

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $260,676,648)	389,518,112
NET OTHER ASSETS (LIABILITIES) - 0.4%	1,515,839
NET ASSETS - 100.0%	391,033,951

Legend

(a)	Level 3 security.
(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $807,190 or 0.2% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $807,190 or 0.2% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	7,369,184	83,393,508	80,716,158	293,767	192	-	10,046,726	10,044,717	0.0%
Fidelity Securities Lending Cash Central Fund	-	15,639,952	15,639,952	1,977	-	-	-	-	0.0%
Total	7,369,184	99,033,460	96,356,110	295,744	192	-	10,046,726

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	31,759,287	24,100,936	7,658,351	-
Consumer Discretionary	33,459,738	20,535,856	12,923,882	-
Consumer Staples	31,818,130	23,584,768	8,233,362	-
Energy	14,517,765	12,755,874	1,761,891	-
Financials	53,914,758	48,309,309	5,348,458	256,991
Health Care	39,431,905	36,800,303	2,631,602	-
Industrials	50,776,513	33,830,706	16,945,807	-
Information Technology	95,350,606	77,869,272	17,481,334	-
Materials	9,434,139	7,230,645	2,203,494	-
Real Estate	4,377,996	4,377,996	-	-
Utilities	14,630,549	14,630,549	-	-

Money Market Funds	10,046,726	10,046,726	-	-
Total Investments in Securities:	389,518,112	314,072,940	75,188,181	256,991
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $250,629,922)	$379,471,386
Fidelity Central Funds (cost $10,046,726)	10,046,726

Total Investment in Securities (cost $260,676,648)		$389,518,112
Cash		15,613
Foreign currency held at value (cost $15,339)		15,177
Receivable for investments sold		590,955
Receivable for fund shares sold		605,742
Dividends receivable		405,437
Reclaims receivable		367,383
Distributions receivable from Fidelity Central Funds		27,015
Prepaid expenses		376
Receivable from investment adviser for expense reductions		15,596
Other receivables		409
Total assets		391,561,815
Liabilities
Payable for fund shares redeemed	$126,133
Accrued management fee	261,927
Distribution and service plan fees payable	19,626
Deferred taxes	28,342
Audit fee payable	89,798
Other payables and accrued expenses	2,038
Total liabilities		527,864
Net Assets		$391,033,951
Net Assets consist of:
Paid in capital		$258,421,585
Total accumulated earnings (loss)		132,612,366
Net Assets		$391,033,951

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($30,360,033 ÷ 1,232,668 shares)(a)		$24.63
Maximum offering price per share (100/94.25 of $24.63)		$26.13
Class M :
Net Asset Value and redemption price per share ($22,340,534 ÷ 907,503 shares)(a)		$24.62
Maximum offering price per share (100/96.50 of $24.62)		$25.51
Class C :
Net Asset Value and offering price per share ($4,906,378 ÷ 199,927 shares)(a)		$24.54
Fidelity Global Equity Income Fund :
Net Asset Value, offering price and redemption price per share ($275,822,230 ÷ 11,201,456 shares)		$24.62
Class I :
Net Asset Value, offering price and redemption price per share ($19,275,924 ÷ 782,680 shares)		$24.63
Class Z :
Net Asset Value, offering price and redemption price per share ($38,328,852 ÷ 1,555,981 shares)		$24.63
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$6,358,353
Interest		2,280
Income from Fidelity Central Funds (including $1,977 from security lending)		295,744
Income before foreign taxes withheld		$6,656,377
Less foreign taxes withheld		(247,657)
Total income		6,408,720
Expenses
Management fee	$2,584,020
Distribution and service plan fees	210,050
Custodian fees and expenses	18,692
Independent trustees' fees and expenses	1,162
Registration fees	181,439
Audit fees	106,759
Legal	6,593
Miscellaneous	816
Total expenses before reductions	3,109,531
Expense reductions	(94,958)
Total expenses after reductions		3,014,573
Net Investment income (loss)		3,394,147
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	11,345,708
Fidelity Central Funds	192
Foreign currency transactions	(58,976)
Total net realized gain (loss)		11,286,924
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $5,944)	51,040,468
Assets and liabilities in foreign currencies	6,351
Total change in net unrealized appreciation (depreciation)		51,046,819
Net gain (loss)		62,333,743
Net increase (decrease) in net assets resulting from operations		$65,727,890
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,394,147	$1,828,545
Net realized gain (loss)	11,286,924	4,323,676
Change in net unrealized appreciation (depreciation)	51,046,819	29,455,406
Net increase (decrease) in net assets resulting from operations	65,727,890	35,607,627
Distributions to shareholders	(4,747,368)	(1,803,376)

Share transactions - net increase (decrease)	72,355,976	75,952,778
Total increase (decrease) in net assets	133,336,498	109,757,029

Net Assets
Beginning of period	257,697,453	147,940,424
End of period	$391,033,951	$257,697,453

Financial Highlights
Fidelity Advisor® Global Equity Income Fund Class A

Years ended October 31,	2025	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$20.36	$21.10
Income from Investment Operations
Net investment income (loss) B,C	.19	(.01)
Net realized and unrealized gain (loss)	4.36	(.73) D
Total from investment operations	4.55	(.74)
Distributions from net investment income	(.16)	-
Distributions from net realized gain	(.13)	-
Total distributions	(.28) E	-
Net asset value, end of period	$24.63	$20.36
Total Return F,G,H	22.58%	(3.51)%
Ratios to Average Net Assets B,I,J
Expenses before reductions	1.21%	1.06% K,L
Expenses net of fee waivers, if any	1.18%	1.05% K,L
Expenses net of all reductions, if any	1.18%	1.05% K,L
Net investment income (loss)	.84%	(.82)% K,L
Supplemental Data
Net assets, end of period (000 omitted)	$30,360	$24,403
Portfolio turnover rate M	19%	29% N

AFor the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CCalculated based on average shares outstanding during the period.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal distributions per share do not sum due to rounding.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HTotal returns do not include the effect of the sales charges.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
KAudit fees are not annualized.
LAnnualized.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
NThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Global Equity Income Fund Class M

Years ended October 31,	2025	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$20.36	$21.10
Income from Investment Operations
Net investment income (loss) B,C	.13	(.01)
Net realized and unrealized gain (loss)	4.37	(.73) D
Total from investment operations	4.50	(.74)
Distributions from net investment income	(.11)	-
Distributions from net realized gain	(.13)	-
Total distributions	(.24)	-
Net asset value, end of period	$24.62	$20.36
Total Return E,F,G	22.29%	(3.51)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.46%	1.31% J,K
Expenses net of fee waivers, if any	1.42%	1.31% J,K
Expenses net of all reductions, if any	1.42%	1.31% J,K
Net investment income (loss)	.60%	(1.07)% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$22,341	$16,568
Portfolio turnover rate L	19%	29% M

AFor the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the sales charges.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAudit fees are not annualized.
KAnnualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Global Equity Income Fund Class C

Years ended October 31,	2025	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$20.35	$21.10
Income from Investment Operations
Net investment income (loss) B,C	.02	(.01)
Net realized and unrealized gain (loss)	4.35	(.74) D
Total from investment operations	4.37	(.75)
Distributions from net investment income	(.06)	-
Distributions from net realized gain	(.13)	-
Total distributions	(.18) E	-
Net asset value, end of period	$24.54	$20.35
Total Return F,G,H	21.64%	(3.55)%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.96%	1.81% K,L
Expenses net of fee waivers, if any	1.93%	1.80% K,L
Expenses net of all reductions, if any	1.93%	1.80% K,L
Net investment income (loss)	.09%	(1.57)% K,L
Supplemental Data
Net assets, end of period (000 omitted)	$4,906	$4,953
Portfolio turnover rate M	19%	29% N

AFor the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal distributions per share do not sum due to rounding.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HTotal returns do not include the effect of the contingent deferred sales charge.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
KAnnualized.
LAudit fees are not annualized.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
NThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity® Global Equity Income Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$20.36	$16.19	$15.58	$19.80	$15.12
Income from Investment Operations
Net investment income (loss) A,B	.25	.22	.22	.20	.15
Net realized and unrealized gain (loss)	4.36	4.17	.62	(2.21)	5.07
Total from investment operations	4.61	4.39	.84	(2.01)	5.22
Distributions from net investment income	(.23)	(.22)	(.23)	(.17)	(.16)
Distributions from net realized gain	(.13)	-	-	(2.04)	(.38)
Total distributions	(.35) C	(.22)	(.23)	(2.21)	(.54)
Net asset value, end of period	$24.62	$20.36	$16.19	$15.58	$19.80
Total Return D	22.93%	27.18%	5.36%	(11.45)%	35.09%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.91%	.93%	1.00%	.98%	1.02%
Expenses net of fee waivers, if any	.89%	.92%	1.00%	.98%	1.02%
Expenses net of all reductions, if any	.89%	.92%	1.00%	.98%	1.02%
Net investment income (loss)	1.13%	1.15%	1.33%	1.22%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$275,822	$166,803	$147,940	$139,355	$92,918
Portfolio turnover rate G	19%	29% H	30%	61%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Global Equity Income Fund Class I

Years ended October 31,	2025	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$20.36	$21.10
Income from Investment Operations
Net investment income (loss) B,C	.24	- D
Net realized and unrealized gain (loss)	4.37	(.74) E
Total from investment operations	4.61	(.74)
Distributions from net investment income	(.22)	-
Distributions from net realized gain	(.13)	-
Total distributions	(.34) F	-
Net asset value, end of period	$24.63	$20.36
Total Return G,H	22.92%	(3.51)%
Ratios to Average Net Assets C,I,J
Expenses before reductions	.95%	.80% K,L
Expenses net of fee waivers, if any	.91%	.80% K,L
Expenses net of all reductions, if any	.91%	.80% K,L
Net investment income (loss)	1.11%	(.57)% K,L
Supplemental Data
Net assets, end of period (000 omitted)	$19,276	$14,026
Portfolio turnover rate M	19%	29% N

AFor the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
EThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
FTotal distributions per share do not sum due to rounding.
GTotal returns for periods of less than one year are not annualized.
HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
KAudit fees are not annualized.
LAnnualized.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
NThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Global Equity Income Fund Class Z

Years ended October 31,	2025	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$20.36	$21.10
Income from Investment Operations
Net investment income (loss) B,C	.27	- D
Net realized and unrealized gain (loss)	4.37	(.74) E
Total from investment operations	4.64	(.74)
Distributions from net investment income	(.24)	-
Distributions from net realized gain	(.13)	-
Total distributions	(.37)	-
Net asset value, end of period	$24.63	$20.36
Total Return F,G	23.05%	(3.51)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.82%	.64% J,K
Expenses net of fee waivers, if any	.78%	.64% J,K
Expenses net of all reductions, if any	.78%	.64% J,K
Net investment income (loss)	1.24%	(.41)% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$38,329	$30,944
Portfolio turnover rate L	19%	29% M

AFor the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
EThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MThe portfolio turnover rate does not include the assets acquired in the reorganization.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Equity Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax witheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$134,810,083
Gross unrealized depreciation	(7,095,416)
Net unrealized appreciation (depreciation)	$127,714,667
Tax Cost	$261,803,445

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$460,953
Undistributed long-term capital gain	$4,446,648
Net unrealized appreciation (depreciation) on securities and other investments	$127,733,103

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$3,057,818	$1,803,376
Long-term Capital Gains	1,689,550	-
Total	$4,747,368	$1,803,376

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Equity Income Fund	126,076,050	59,255,998
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.88
Class M	.86
Class C	.88
Fidelity Global Equity Income Fund	.86
Class I	.85
Class Z	.72

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.86
Class M	.86
Class C	.86
Fidelity Global Equity Income Fund	.82
Class I	.85
Class Z	.72

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	66,142	2,043
Class M	.25%	.25%	96,507	-
Class C	.75%	.25%	47,401	3,638
			210,050	5,681

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	11,973
Class M	2,333
Class CA	50
14,356

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Global Equity Income Fund	329

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Global Equity Income Fund	12,935,456	4,402,173	592,962
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Global Equity Income Fund	402
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Global Equity Income Fund	210	-	-
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $15,596 and a portion of class-level operating expenses as follows:

Amount ($)
Class A	7,482
Class M	5,105
Class C	1,473
Fidelity Global Equity Income Fund	51,721
Class I	4,941
Class Z	8,640
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024A
Fidelity Global Equity Income Fund
Distributions to shareholders
Class A	$340,380	$-
Class M	200,992	-
Class C	41,563	-
Fidelity Global Equity Income Fund	3,393,599	1,803,376
Class I	275,658	-
Class Z	495,176	-
Total	$4,747,368	$1,803,376

A Distributions for Class A, Class M, Class C, Class I and Class Z are for the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024A	Year ended October 31, 2025	Year ended October 31, 2024A
Fidelity Global Equity Income Fund
Class A
Shares sold	281,020	13,802	$6,199,876	$287,423
Issued in exchange for the shares of the Acquired Fund(s)	-	1,194,022	-	24,716,232
Reinvestment of distributions	15,956	-	340,107	-
Shares redeemed	(262,832)	(9,300)	(5,665,599)	(192,220)
Net increase (decrease)	34,144	1,198,524	$874,384	$24,811,435
Class M
Shares sold	232,499	21,406	$5,077,426	$444,749
Issued in exchange for the shares of the Acquired Fund(s)	-	810,080	-	16,768,677
Reinvestment of distributions	9,467	-	200,333	-
Shares redeemed	(148,179)	(17,770)	(3,237,846)	(367,978)
Net increase (decrease)	93,787	813,716	$2,039,913	$16,845,448
Class C
Shares sold	21,168	4,787	$473,525	$100,926
Issued in exchange for the shares of the Acquired Fund(s)	-	238,738	-	4,939,487
Reinvestment of distributions	2,009	-	41,563	-
Shares redeemed	(66,633)	(142)	(1,437,294)	(2,945)
Net increase (decrease)	(43,456)	243,383	$(922,206)	$5,037,468
Fidelity Global Equity Income Fund
Shares sold	5,375,651	1,679,995	$119,641,589	$32,230,191
Reinvestment of distributions	140,510	82,061	3,021,195	1,584,378
Shares redeemed	(2,506,593)	(2,706,097)	(55,825,474)	(50,277,215)
Net increase (decrease)	3,009,568	(944,041)	$66,837,310	$(16,462,646)
Class I
Shares sold	315,716	4,818	$6,755,276	$101,465
Issued in exchange for the shares of the Acquired Fund(s)	-	685,565	-	14,191,192
Reinvestment of distributions	12,484	-	266,369	-
Shares redeemed	(234,372)	(1,531)	(5,068,708)	(31,412)
Net increase (decrease)	93,828	688,852	$1,952,937	$14,261,245
Class Z
Shares sold	504,954	11,434	$11,596,596	$238,032
Issued in exchange for the shares of the Acquired Fund(s)	-	1,515,595	-	31,372,832
Reinvestment of distributions	21,831	-	467,938	-
Shares redeemed	(490,493)	(7,340)	(10,490,896)	(151,036)
Net increase (decrease)	36,292	1,519,689	$1,573,638	$31,459,828

A Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
13. Prior Fiscal Year Reorganization Information.
On October 25, 2024, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Global Equity Income Fund ("Acquired Fund") pursuant to an Agreement and Plan of Reorganization (Agreements) approved by the Board of Trustees ("The Board"). The securities held by the Acquired Fund were the primary assets acquired by the Fund. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Acquired Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Acquired Fund and Share Class	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Advisor Global Equity Income Fund	91,300,657	28,301,146
Class A			24,716,232	1,194,022	1.0649033816
Class M			16,768,677	810,080	1.0640193237
Class C			4,939,487	238,738	1.0519091348
Class I			14,191,192	685,565	1.0661111111
Class Z			31,372,832	1,515,595	1.0742801932

Acquiring Fund	Net Assets $	Total net assets after the acquisition $
Fidelity Global Equity Income Fund	169,611,375	261,599,795

Pro forma results of operations of the combined entity for the entire period ended October 31, 2024, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$2,998,559
Total net realized gain (loss)	7,713,721
Total change in net unrealized appreciation (depreciation)	50,804,014
Net increase (decrease) in net assets resulting from operations	$61,516,294

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fidelity Global Equity Income Fund accompanying Statement of Operations since October 25, 2024.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Equity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 10, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2025, $4,895,062, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.90% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $152,681 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 61%, 100%, 100%, and 100%; Class M designates 73%, 0%, 100%, and 100%; Class C designates 100%, 0%, 100%, and 0%; Fidelity Global Equity Income designates 52%, 100%, 100%, and 100%; Class I designates 50%, 100%, 100%, and 100%; and Class Z designates 49%, 100%, 100%, and 100%; of the dividends distributed in December, April, July and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, 100%, 100%, and 100%; Class M designates 100%, 0%, 100%, and 100%; Class C designates 100%, 0%, 100%, and 0%; Fidelity Global Equity Income designates 100%, 100%, 100%, and 100%; Class I designates 100%, 100%, 100%, and 100%; and Class Z designates 100%, 100%, 100%, and 100%; of the dividends distributed in December, April, July and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Global Equity Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate for the retail class ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. The Board considered that the fund has a variable management fee that covers expenses beyond portfolio management, unlike the majority of funds within the total peer group. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%, 1.05%, 0.90%, and 1.05% through February 28, 2026.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.938162.113
GED-ANN-1225
Fidelity® Emerging Markets Discovery Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Emerging Markets Discovery Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($)
BRAZIL - 10.2%
Consumer Discretionary - 2.3%
Diversified Consumer Services - 0.7%
Afya Ltd Class A	635,459	9,004,454
Specialty Retail - 0.9%
Lojas Renner SA	3,939,174	10,865,778
Textiles, Apparel & Luxury Goods - 0.7%
Azzas 2154 SA	1,548,300	8,262,473
TOTAL CONSUMER DISCRETIONARY		28,132,705

Energy - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
PRIO SA/Brazil (a)	1,664,760	11,149,045
Financials - 0.9%
Insurance - 0.9%
Caixa Seguridade Participacoes S/A	3,934,990	10,949,321
Health Care - 1.1%
Pharmaceuticals - 1.1%
Hypera SA	2,753,759	13,226,356
Industrials - 3.1%
Commercial Services & Supplies - 1.0%
Orizon Valorizacao de Residuos SA (a)	1,283,410	13,230,219
Ground Transportation - 2.1%
Localiza Rent a Car SA	1,923,229	14,099,045
Rumo SA	3,635,896	10,759,108
		24,858,153
TOTAL INDUSTRIALS		38,088,372

Real Estate - 0.7%
Real Estate Management & Development - 0.7%
LOG Commercial Properties e Participacoes SA	1,839,956	8,105,457
Utilities - 1.2%
Electric Utilities - 1.1%
Equatorial Energia SA	1,935,724	13,186,793
Water Utilities - 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	56,300	1,379,571
TOTAL UTILITIES		14,566,364

TOTAL BRAZIL		124,217,620
CHILE - 1.2%
Financials - 1.2%
Banks - 1.2%
Banco de Chile ADR	417,079	14,560,228
CHINA - 17.9%
Communication Services - 1.7%
Entertainment - 1.3%
DouYu International Holdings Ltd ADR	575,203	3,951,645
Tencent Music Entertainment Group Class A ADR	539,410	12,039,631
		15,991,276
Interactive Media & Services - 0.4%
Tongdao Liepin Group (b)	11,276,797	4,629,400
TOTAL COMMUNICATION SERVICES		20,620,676

Consumer Discretionary - 3.5%
Diversified Consumer Services - 0.8%
TAL Education Group Class A ADR (a)	780,930	9,574,202
Hotels, Restaurants & Leisure - 1.0%
Luckin Coffee Inc ADR (a)	303,230	12,159,523
Household Durables - 0.8%
Haier Smart Home Co Ltd A Shares (China)	2,487,141	9,368,624
Textiles, Apparel & Luxury Goods - 0.9%
Li Ning Co Ltd	5,183,690	11,260,553
TOTAL CONSUMER DISCRETIONARY		42,362,902

Consumer Staples - 1.6%
Beverages - 1.6%
China Resources Beer Holdings Co Ltd	3,088,083	10,571,067
Tsingtao Brewery Co Ltd H Shares	1,395,536	9,428,630
		19,999,697
Financials - 1.0%
Financial Services - 1.0%
Far East Horizon Ltd	13,192,244	11,850,109
Health Care - 1.7%
Biotechnology - 0.6%
Zai Lab Ltd (a)	3,121,920	8,146,322
Pharmaceuticals - 1.1%
Hansoh Pharmaceutical Group Co Ltd (b)(c)	2,805,670	12,868,340
TOTAL HEALTH CARE		21,014,662

Industrials - 7.3%
Construction & Engineering - 1.0%
Sinopec Engineering Group Co Ltd H Shares	12,728,672	11,990,641
Electrical Equipment - 1.0%
Hongfa Technology Co Ltd A Shares (China)	2,966,240	12,698,645
Ground Transportation - 1.0%
Full Truck Alliance Co Ltd ADR	964,620	12,540,060
Machinery - 3.2%
Airtac International Group	388,330	11,494,205
Shenzhen Inovance Technology Co Ltd A Shares (China)	1,378,097	14,910,958
Zhejiang Dingli Machinery Co Ltd A Shares (China)	1,458,720	10,891,109
		37,296,272
Marine Transportation - 1.1%
SITC International Holdings Co Ltd	3,617,720	13,324,558
TOTAL INDUSTRIALS		87,850,176

Information Technology - 1.1%
Semiconductors & Semiconductor Equipment - 1.1%
Daqo New Energy Corp ADR (a)	393,760	12,860,202
TOTAL CHINA		216,558,424
GEORGIA - 1.0%
Financials - 1.0%
Banks - 1.0%
Lion Finance Group PLC	110,236	11,592,604
GREECE - 0.8%
Industrials - 0.8%
Transportation Infrastructure - 0.8%
Athens International Airport SA	824,930	9,527,573
HUNGARY - 0.9%
Health Care - 0.9%
Pharmaceuticals - 0.9%
Richter Gedeon Nyrt	367,685	11,332,984
INDIA - 11.7%
Consumer Discretionary - 1.3%
Automobiles - 1.3%
Eicher Motors Ltd	195,373	15,422,504
Financials - 3.3%
Consumer Finance - 2.4%
Manappuram Finance Ltd	4,509,493	13,691,301
Shriram Finance Ltd	1,725,545	14,558,223
		28,249,524
Insurance - 0.9%
HDFC Life Insurance Co Ltd (b)(c)	1,361,420	11,224,641
TOTAL FINANCIALS		39,474,165

Health Care - 1.9%
Health Care Providers & Services - 1.1%
Max Healthcare Institute Ltd	990,350	12,805,990
Pharmaceuticals - 0.8%
Torrent Pharmaceuticals Ltd	259,528	10,408,896
TOTAL HEALTH CARE		23,214,886

Industrials - 3.8%
Aerospace & Defense - 2.1%
Bharat Electronics Ltd	2,780,323	13,346,428
Hindustan Aeronautics Ltd (b)	216,300	11,403,602
		24,750,030
Air Freight & Logistics - 0.9%
Delhivery Ltd (a)	2,133,810	11,200,910
Professional Services - 0.8%
Computer Age Management Services Ltd	230,510	10,234,991
TOTAL INDUSTRIALS		46,185,931

Materials - 0.7%
Construction Materials - 0.7%
Deccan Cements Ltd	693,039	8,082,397
Real Estate - 0.7%
Real Estate Management & Development - 0.7%
Oberoi Realty Ltd	453,547	9,086,269
TOTAL INDIA		141,466,152
INDONESIA - 4.0%
Consumer Staples - 2.2%
Consumer Staples Distribution & Retail - 1.1%
Sumber Alfaria Trijaya Tbk PT	111,269,630	13,448,705
Food Products - 1.1%
First Resources Ltd	8,566,741	12,900,132
TOTAL CONSUMER STAPLES		26,348,837

Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
United Tractors Tbk PT	7,552,810	12,217,113
Financials - 0.8%
Banks - 0.8%
Bank Syariah Indonesia Tbk PT	61,667,510	9,455,932
TOTAL INDONESIA		48,021,882
KOREA (SOUTH) - 9.1%
Consumer Discretionary - 1.8%
Household Durables - 1.1%
Coway Co Ltd	203,989	12,730,937
Textiles, Apparel & Luxury Goods - 0.7%
Misto Holdings Corp	337,185	8,681,701
TOTAL CONSUMER DISCRETIONARY		21,412,638

Consumer Staples - 0.9%
Tobacco - 0.9%
KT&G Corp	122,660	11,517,129
Financials - 3.3%
Banks - 1.3%
Woori Financial Group Inc	875,890	15,565,821
Insurance - 2.0%
DB Insurance Co Ltd	157,505	13,973,409
Hyundai Marine & Fire Insurance Co Ltd (a)	523,209	9,993,707
		23,967,116
TOTAL FINANCIALS		39,532,937

Industrials - 1.1%
Aerospace & Defense - 1.1%
Korea Aerospace Industries Ltd	190,129	13,754,907
Materials - 2.0%
Chemicals - 2.0%
Hansol Chemical Co Ltd	79,188	12,881,638
Soulbrain Co Ltd	58,867	11,655,935
		24,537,573
TOTAL KOREA (SOUTH)		110,755,184
MEXICO - 5.3%
Consumer Staples - 1.2%
Consumer Staples Distribution & Retail - 1.0%
Grupo Comercial Chedraui SA de CV (d)	1,698,773	12,317,556
Food Products - 0.2%
Gruma SAB de CV Series B	164,928	2,798,942
TOTAL CONSUMER STAPLES		15,116,498

Financials - 1.9%
Banks - 1.0%
Regional SAB de CV	1,538,422	11,452,978
Insurance - 0.9%
Qualitas Controladora SAB de CV (d)	1,177,563	10,678,152
TOTAL FINANCIALS		22,131,130

Industrials - 0.8%
Transportation Infrastructure - 0.8%
Grupo Aeroportuario del Centro Norte SAB de CV Series B	805,560	9,926,792
Real Estate - 1.4%
Diversified REITs - 0.7%
Fibra Uno Administracion SA de CV	5,990,436	8,692,960
Industrial REITs - 0.7%
FIBRA Macquarie Mexico (b)(c)	5,190,385	8,406,420
TOTAL REAL ESTATE		17,099,380

TOTAL MEXICO		64,273,800
PANAMA - 1.2%
Industrials - 1.2%
Passenger Airlines - 1.2%
Copa Holdings SA Class A	114,110	14,287,713
PHILIPPINES - 2.2%
Industrials - 1.3%
Transportation Infrastructure - 1.3%
International Container Terminal Services Inc	1,652,830	14,920,923
Real Estate - 0.9%
Real Estate Management & Development - 0.9%
Robinsons Land Corp	44,547,479	11,305,792
TOTAL PHILIPPINES		26,226,715
POLAND - 3.9%
Consumer Discretionary - 1.0%
Broadline Retail - 1.0%
Allegro.eu SA (a)(b)(c)	1,333,260	12,455,314
Consumer Staples - 1.0%
Consumer Staples Distribution & Retail - 1.0%
Dino Polska SA (a)(b)(c)	979,600	11,689,946
Financials - 1.0%
Banks - 1.0%
Powszechna Kasa Oszczednosci Bank Polski SA	590,090	12,095,806
Industrials - 0.9%
Professional Services - 0.9%
Benefit Systems SA (a)	12,607	10,702,124
TOTAL POLAND		46,943,190
RUSSIA - 0.0%
Financials - 0.0%
Banks - 0.0%
T-Tekhnologii MKPAO Class A GDR (Russia) (a)(b)(e)	59,253	0
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
LSR Group PJSC (a)(e)	67,346	0
TOTAL RUSSIA		0
SAUDI ARABIA - 2.2%
Financials - 1.1%
Insurance - 1.1%
Bupa Arabia for Cooperative Insurance Co	308,431	13,487,637
Industrials - 1.1%
Commercial Services & Supplies - 1.1%
Catrion Catering Holding Co	508,370	13,108,119
TOTAL SAUDI ARABIA		26,595,756
SOUTH AFRICA - 1.8%
Financials - 1.0%
Financial Services - 1.0%
FirstRand Ltd	2,447,646	11,608,936
Industrials - 0.8%
Industrial Conglomerates - 0.8%
Bidvest Group Ltd	769,307	9,982,909
TOTAL SOUTH AFRICA		21,591,845
TAIWAN - 21.1%
Communication Services - 0.9%
Entertainment - 0.9%
International Games System Co Ltd	443,620	10,377,750
Consumer Discretionary - 2.4%
Broadline Retail - 0.8%
Poya International Co Ltd	636,788	9,403,475
Household Durables - 0.7%
Nien Made Enterprise Co Ltd	765,900	9,207,323
Textiles, Apparel & Luxury Goods - 0.9%
Makalot Industrial Co Ltd	1,191,008	10,409,421
TOTAL CONSUMER DISCRETIONARY		29,020,219

Industrials - 4.0%
Construction & Engineering - 1.3%
Acter Group Corp Ltd	652,540	16,325,160
Electrical Equipment - 2.7%
Bizlink Holding Inc	503,481	22,820,067
Voltronic Power Technology Corp	244,600	9,616,154
		32,436,221
TOTAL INDUSTRIALS		48,761,381

Information Technology - 13.8%
Electronic Equipment, Instruments & Components - 5.9%
Chroma ATE Inc	879,200	23,395,439
E Ink Holdings Inc	1,539,520	10,604,271
Unimicron Technology Corp	2,758,334	14,652,921
Yageo Corp	2,775,200	22,451,907
		71,104,538
Semiconductors & Semiconductor Equipment - 5.7%
ASPEED Technology Inc	92,410	16,423,507
eMemory Technology Inc	171,280	11,074,378
King Yuan Electronics Co Ltd	2,810,050	19,812,231
Nanya Technology Corp (a)	5,016,150	21,594,641
		68,904,757
Technology Hardware, Storage & Peripherals - 2.2%
Advantech Co Ltd	972,040	9,901,051
Innodisk Corp	1,279,247	17,913,947
		27,814,998
TOTAL INFORMATION TECHNOLOGY		167,824,293

TOTAL TAIWAN		255,983,643
TURKEY - 0.9%
Consumer Discretionary - 0.9%
Textiles, Apparel & Luxury Goods - 0.9%
Mavi Giyim Sanayi Ve Ticaret AS Class B (b)(c)	11,517,794	11,037,407
UNITED ARAB EMIRATES - 1.7%
Energy - 0.8%
Energy Equipment & Services - 0.8%
ADNOC Drilling Co PJSC	6,507,850	9,886,822
Real Estate - 0.9%
Real Estate Management & Development - 0.9%
Aldar Properties PJSC	4,196,141	10,281,999
TOTAL UNITED ARAB EMIRATES		20,168,821
UNITED STATES - 1.2%
Financials - 1.2%
Consumer Finance - 1.2%
FirstCash Holdings Inc	89,740	14,223,790
VIETNAM - 0.4%
Information Technology - 0.4%
IT Services - 0.4%
FPT Corp	1,598,911	6,313,009
TOTAL COMMON STOCKS (Cost $913,488,457)		1,195,678,340

Money Market Funds - 3.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.18	36,719,401	36,726,745
Fidelity Securities Lending Cash Central Fund (f)(g)	4.18	11,115,338	11,116,449
TOTAL MONEY MARKET FUNDS (Cost $47,843,194)			47,843,194

TOTAL INVESTMENT IN SECURITIES - 102.6% (Cost $961,331,651)	1,243,521,534
NET OTHER ASSETS (LIABILITIES) - (2.6)%	(31,363,826)
NET ASSETS - 100.0%	1,212,157,708

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $83,715,070 or 6.9% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,682,068 or 5.6% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)	Level 3 security.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	15,114,149	394,515,251	372,902,402	832,404	(253)	-	36,726,745	36,719,401	0.1%
Fidelity Securities Lending Cash Central Fund	14,200,460	150,827,244	153,911,255	79,591	-	-	11,116,449	11,115,338	0.0%
Total	29,314,609	545,342,495	526,813,657	911,995	(253)	-	47,843,194

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) and Shares end of period columns means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Deccan Cements Ltd	5,077,547	300,346	783,890	4,094	117,999	3,370,395	-	-
Total	5,077,547	300,346	783,890	4,094	117,999	3,370,395	-

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	30,998,426	30,998,426	-	-
Consumer Discretionary	159,843,689	159,843,689	-	-
Consumer Staples	84,672,107	84,672,107	-	-
Energy	33,252,980	33,252,980	-	-
Financials	210,962,595	210,962,595	-	-
Health Care	68,788,888	60,642,566	8,146,322	-
Industrials	317,096,920	317,096,920	-	-
Information Technology	186,997,504	186,997,504	-	-
Materials	32,619,970	32,619,970	-	-
Real Estate	55,878,897	55,878,897	-	-
Utilities	14,566,364	14,566,364	-	-

Money Market Funds	47,843,194	47,843,194	-	-
Total Investments in Securities:	1,243,521,534	1,235,375,212	8,146,322	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $10,056,051) - See accompanying schedule:
Unaffiliated issuers (cost $913,488,457)	$1,195,678,340
Fidelity Central Funds (cost $47,843,194)	47,843,194

Total Investment in Securities (cost $961,331,651)		$1,243,521,534
Foreign currency held at value (cost $97,005)		96,451
Receivable for investments sold		4,426,544
Receivable for fund shares sold		689,827
Dividends receivable		966,395
Distributions receivable from Fidelity Central Funds		73,756
Prepaid expenses		1,285
Other receivables		111,381
Total assets		1,249,887,173
Liabilities
Payable for investments purchased	$16,175,379
Payable for fund shares redeemed	690,349
Accrued management fee	904,990
Distribution and service plan fees payable	12,262
Deferred taxes	8,693,258
Other payables and accrued expenses	136,778
Collateral on securities loaned	11,116,449
Total liabilities		37,729,465
Net Assets		$1,212,157,708
Net Assets consist of:
Paid in capital		$908,219,479
Total accumulated earnings (loss)		303,938,229
Net Assets		$1,212,157,708

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($37,386,602 ÷ 1,928,878 shares)(a)		$19.38
Maximum offering price per share (100/94.25 of $19.38)		$20.56
Class M :
Net Asset Value and redemption price per share ($5,640,222 ÷ 291,261 shares)(a)		$19.36
Maximum offering price per share (100/96.50 of $19.36)		$20.06
Class C :
Net Asset Value and offering price per share ($2,914,024 ÷ 155,232 shares)(a)		$18.77
Emerging Markets Discovery :
Net Asset Value, offering price and redemption price per share ($391,209,104 ÷ 20,001,838 shares)		$19.56
Class I :
Net Asset Value, offering price and redemption price per share ($618,100,702 ÷ 31,542,302 shares)		$19.60
Class Z :
Net Asset Value, offering price and redemption price per share ($156,907,054 ÷ 8,013,125 shares)		$19.58
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends (including $4,094 earned from affiliated issuers)		$36,747,036
Special dividends		5,712,548
Interest		45
Income from Fidelity Central Funds (including $79,591 from security lending)		911,995
Income before foreign taxes withheld		$43,371,624
Less foreign taxes withheld		(3,657,011)
Total income		39,714,613
Expenses
Management fee	$10,304,567
Distribution and service plan fees	131,087
Custodian fees and expenses	358,283
Independent trustees' fees and expenses	4,462
Registration fees	157,753
Audit fees	100,517
Legal	1,912
Interest	39,496
Miscellaneous	13,252
Total expenses		11,111,329
Net Investment income (loss)		28,603,284
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $3,418,138)	43,500,530
Fidelity Central Funds	(253)
Other affiliated issuers	117,999
Foreign currency transactions	(260,225)
Total net realized gain (loss)		43,358,051
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $261,572)	153,204,608
Affiliated issuers	3,370,395
Assets and liabilities in foreign currencies	58,829
Total change in net unrealized appreciation (depreciation)		156,633,832
Net gain (loss)		199,991,883
Net increase (decrease) in net assets resulting from operations		$228,595,167
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,603,284	$32,737,820
Net realized gain (loss)	43,358,051	2,744,550
Change in net unrealized appreciation (depreciation)	156,633,832	109,422,927
Net increase (decrease) in net assets resulting from operations	228,595,167	144,905,297
Distributions to shareholders	(42,386,248)	(23,040,155)

Share transactions - net increase (decrease)	(157,288,820)	132,171,089
Total increase (decrease) in net assets	28,920,099	254,036,231

Net Assets
Beginning of period	1,183,237,609	929,201,378
End of period	$1,212,157,708	$1,183,237,609

Financial Highlights
Fidelity Advisor® Emerging Markets Discovery Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$16.44	$14.69	$12.89	$18.36	$13.93
Income from Investment Operations
Net investment income (loss) A,B	.38 C	.40 D	.31	.31	.11
Net realized and unrealized gain (loss)	3.13	1.65	1.69	(3.92)	4.37
Total from investment operations	3.51	2.05	2.00	(3.61)	4.48
Distributions from net investment income	(.57)	(.30)	(.20)	(.37)	(.05)
Distributions from net realized gain	-	-	-	(1.49)	-
Total distributions	(.57)	(.30)	(.20)	(1.86)	(.05)
Net asset value, end of period	$19.38	$16.44	$14.69	$12.89	$18.36
Total Return E,F	22.20%	14.09%	15.56%	(21.58)%	32.23%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.26%	1.30%	1.43%	1.49%	1.49%
Expenses net of fee waivers, if any	1.26%	1.29%	1.42%	1.49%	1.49%
Expenses net of all reductions, if any	1.26%	1.29%	1.42%	1.49%	1.49%
Net investment income (loss)	2.28% C	2.45% D	2.07%	2.11%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$37,387	$30,907	$23,373	$16,063	$18,900
Portfolio turnover rate I	38%	29%	30%	33%	64%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.77%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.99%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Emerging Markets Discovery Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$16.39	$14.65	$12.85	$18.30	$13.89
Income from Investment Operations
Net investment income (loss) A,B	.34 C	.36 D	.27	.27	.06
Net realized and unrealized gain (loss)	3.13	1.65	1.68	(3.91)	4.36
Total from investment operations	3.47	2.01	1.95	(3.64)	4.42
Distributions from net investment income	(.50)	(.27)	(.15)	(.32)	(.01)
Distributions from net realized gain	-	-	-	(1.49)	-
Total distributions	(.50)	(.27)	(.15)	(1.81)	(.01)
Net asset value, end of period	$19.36	$16.39	$14.65	$12.85	$18.30
Total Return E,F	21.88%	13.80%	15.25%	(21.77)%	31.82%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.51%	1.50%	1.69%	1.75%	1.76%
Expenses net of fee waivers, if any	1.51%	1.50%	1.69%	1.75%	1.76%
Expenses net of all reductions, if any	1.51%	1.50%	1.68%	1.75%	1.76%
Net investment income (loss)	2.03% C	2.25% D	1.80%	1.85%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$5,640	$5,103	$6,560	$4,355	$6,095
Portfolio turnover rate I	38%	29%	30%	33%	64%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.52%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.78%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Emerging Markets Discovery Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$15.92	$14.23	$12.47	$17.78	$13.55
Income from Investment Operations
Net investment income (loss) A,B	.25 C	.27 D	.19	.19	(.03)
Net realized and unrealized gain (loss)	3.05	1.59	1.65	(3.81)	4.26
Total from investment operations	3.30	1.86	1.84	(3.62)	4.23
Distributions from net investment income	(.45)	(.17)	(.08)	(.20)	-
Distributions from net realized gain	-	-	-	(1.49)	-
Total distributions	(.45)	(.17)	(.08)	(1.69)	-
Net asset value, end of period	$18.77	$15.92	$14.23	$12.47	$17.78
Total Return E,F	21.34%	13.16%	14.76%	(22.21)%	31.22%
Ratios to Average Net Assets B,G,H
Expenses before reductions	2.01%	2.02%	2.20%	2.25%	2.25%
Expenses net of fee waivers, if any	2.01%	2.02%	2.19%	2.25%	2.25%
Expenses net of all reductions, if any	2.01%	2.02%	2.19%	2.25%	2.25%
Net investment income (loss)	1.53% C	1.73% D	1.29%	1.35%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,914	$3,146	$3,300	$3,079	$4,995
Portfolio turnover rate I	38%	29%	30%	33%	64%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.02%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.26%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Emerging Markets Discovery Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$16.57	$14.80	$12.98	$18.48	$14.02
Income from Investment Operations
Net investment income (loss) A,B	.44 C	.45 D	.35	.36	.16
Net realized and unrealized gain (loss)	3.16	1.66	1.71	(3.95)	4.40
Total from investment operations	3.60	2.11	2.06	(3.59)	4.56
Distributions from net investment income	(.61)	(.34)	(.24)	(.42)	(.10)
Distributions from net realized gain	-	-	-	(1.49)	-
Total distributions	(.61)	(.34)	(.24)	(1.91)	(.10)
Net asset value, end of period	$19.56	$16.57	$14.80	$12.98	$18.48
Total Return E	22.59%	14.38%	15.94%	(21.37)%	32.63%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.97%	1.01%	1.15%	1.19%	1.19%
Expenses net of fee waivers, if any	.97%	1.00%	1.15%	1.19%	1.18%
Expenses net of all reductions, if any	.97%	1.00%	1.15%	1.19%	1.18%
Net investment income (loss)	2.58% C	2.74% D	2.34%	2.41%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$391,209	$411,220	$368,811	$248,805	$283,133
Portfolio turnover rate H	38%	29%	30%	33%	64%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.07%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.28%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Emerging Markets Discovery Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$16.61	$14.85	$13.03	$18.54	$14.06
Income from Investment Operations
Net investment income (loss) A,B	.43 C	.45 D	.36	.34	.16
Net realized and unrealized gain (loss)	3.17	1.66	1.71	(3.95)	4.41
Total from investment operations	3.60	2.11	2.07	(3.61)	4.57
Distributions from net investment income	(.61)	(.35)	(.25)	(.41)	(.09)
Distributions from net realized gain	-	-	-	(1.49)	-
Total distributions	(.61)	(.35)	(.25)	(1.90)	(.09)
Net asset value, end of period	$19.60	$16.61	$14.85	$13.03	$18.54
Total Return E	22.58%	14.34%	15.99%	(21.37)%	32.62%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.01%	1.04%	1.12%	1.17%	1.19%
Expenses net of fee waivers, if any	1.01%	1.04%	1.11%	1.16%	1.19%
Expenses net of all reductions, if any	1.01%	1.04%	1.11%	1.16%	1.19%
Net investment income (loss)	2.53% C	2.71% D	2.37%	2.44%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$618,101	$553,444	$404,844	$129,250	$27,397
Portfolio turnover rate H	38%	29%	30%	33%	64%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.02%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.24%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Emerging Markets Discovery Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$16.59	$14.82	$13.00	$18.51	$14.04
Income from Investment Operations
Net investment income (loss) A,B	.45 C	.46 D	.38	.37	.19
Net realized and unrealized gain (loss)	3.16	1.67	1.70	(3.95)	4.40
Total from investment operations	3.61	2.13	2.08	(3.58)	4.59
Distributions from net investment income	(.62)	(.36)	(.26)	(.44)	(.12)
Distributions from net realized gain	-	-	-	(1.49)	-
Total distributions	(.62)	(.36)	(.26)	(1.93)	(.12)
Net asset value, end of period	$19.58	$16.59	$14.82	$13.00	$18.51
Total Return E	22.66%	14.54%	16.10%	(21.27)%	32.82%
Ratios to Average Net Assets A,F,G
Expenses before reductions	.89%	.93%	.99%	1.03%	1.05%
Expenses net of fee waivers, if any	.89%	.92%	.98%	1.03%	1.05%
Expenses net of all reductions, if any	.89%	.92%	.98%	1.03%	1.05%
Net investment income (loss)	2.65% C	2.82% D	2.50%	2.57%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$156,907	$179,418	$122,312	$29,546	$16,365
Portfolio turnover rate H	38%	29%	30%	33%	64%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.14%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.35%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Markets Discovery, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$319,724,197
Gross unrealized depreciation	(59,465,783)
Net unrealized appreciation (depreciation)	$260,258,414
Tax Cost	$983,263,120

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$32,904,177
Undistributed long-term capital gain	$19,510,490
Net unrealized appreciation (depreciation) on securities and other investments	$260,216,820

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$42,386,248	$23,040,155

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Discovery Fund	425,210,592	610,204,335
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	1.02
Class M	1.02
Class C	1.02
Emerging Markets Discovery	1.00
Class I	1.01
Class Z	.88

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.95
Class M	.95
Class C	.95
Emerging Markets Discovery	.91
Class I	.95
Class Z	.83

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	78,438	4,268
Class M	.25%	.25%	24,106	8
Class C	.75%	.25%	28,543	5,193
			131,087	9,469

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	10,657
Class M	736
Class CA	123
11,516

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Emerging Markets Discovery Fund	1,743

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Emerging Markets Discovery Fund	Borrower	6,161,980	4.61%	38,691

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Markets Discovery Fund	3,821,508	22,011,149	6,648,411
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Emerging Markets Discovery Fund	1,518
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Emerging Markets Discovery Fund	8,554	238	-
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Emerging Markets Discovery Fund	858,286	4.83%	805
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Emerging Markets Discovery Fund
Distributions to shareholders
Class A	$1,053,053	$509,536
Class M	149,825	117,571
Class C	88,170	40,122
Emerging Markets Discovery	14,364,018	8,637,465
Class I	20,784,903	10,634,852
Class Z	5,946,279	3,100,609
Total	$42,386,248	$23,040,155
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Emerging Markets Discovery Fund
Class A
Shares sold	494,809	589,656	$8,554,982	$9,506,630
Reinvestment of distributions	67,073	32,877	1,051,706	509,269
Shares redeemed	(513,147)	(333,376)	(8,620,404)	(5,440,815)
Net increase (decrease)	48,735	289,157	$986,284	$4,575,084
Class M
Shares sold	50,826	32,443	$889,120	$528,491
Reinvestment of distributions	9,543	7,600	149,825	117,571
Shares redeemed	(80,500)	(176,394)	(1,312,811)	(2,861,973)
Net increase (decrease)	(20,131)	(136,351)	$(273,866)	$(2,215,911)
Class C
Shares sold	43,111	39,779	$704,743	$631,296
Reinvestment of distributions	5,770	2,657	88,170	40,122
Shares redeemed	(91,183)	(76,848)	(1,476,342)	(1,216,417)
Net increase (decrease)	(42,302)	(34,412)	$(683,429)	$(544,999)
Emerging Markets Discovery
Shares sold	9,528,326	8,550,200	$166,306,083	$138,799,157
Reinvestment of distributions	813,454	500,754	12,836,304	7,796,740
Shares redeemed	(15,157,698)	(9,155,683)	(268,423,880)	(150,486,850)
Net increase (decrease)	(4,815,918)	(104,729)	$(89,281,493)	$(3,890,953)
Class I
Shares sold	16,832,146	21,327,643	$282,957,961	$346,080,275
Reinvestment of distributions	1,255,207	647,193	19,844,830	10,102,677
Shares redeemed	(19,859,892)	(15,930,728)	(326,981,696)	(262,986,812)
Net increase (decrease)	(1,772,539)	6,044,108	$(24,178,905)	$93,196,140
Class Z
Shares sold	2,649,090	6,301,582	$43,915,046	$103,483,546
Reinvestment of distributions	327,837	169,011	5,176,545	2,631,506
Shares redeemed	(5,779,539)	(3,907,594)	(92,949,002)	(65,063,324)
Net increase (decrease)	(2,802,612)	2,562,999	$(43,857,411)	$41,051,728
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Markets Discovery Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Emerging Markets Discovery Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31,2025, $28,436,906, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $1,041,369 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 36.48%; Class M designates 40.69%; Class C designates 44.52%; Fidelity Emerging Markets Discovery Fund designates 34.82%; Class I designates 34.59%; and Class Z designates 34.22%; of the dividend distributed in December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/16/2024	$0.6306	$0.1402
Class M	12/16/2024	$0.5653	$0.1402
Class C	12/16/2024	$0.5167	$0.1402
Fidelity Emerging Markets Discovery Fund	12/16/2024	$0.6606	$0.1402
Class I	12/16/2024	$0.6650	$0.1402
Class Z	12/16/2024	$0.6721	$0.1402

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Emerging Markets Discovery Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate for the retail class ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.55%, 1.80%, 2.30%, 1.30%, 1.15%, and 1.30% through February 28, 2026.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.931237.113
EMD-TEK-ANN-1225
Fidelity® Diversified International K6 Fund

Annual Report
October 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Diversified International K6 Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 96.9%
	Shares	Value ($)
AUSTRALIA - 0.6%
Consumer Discretionary - 0.6%
Hotels, Restaurants & Leisure - 0.6%
Aristocrat Leisure Ltd	701,285	29,068,197
BELGIUM - 1.8%
Financials - 1.2%
Banks - 1.2%
KBC Group NV	472,328	56,756,710
Health Care - 0.6%
Pharmaceuticals - 0.6%
UCB SA	118,503	30,391,827
TOTAL BELGIUM		87,148,537
BRAZIL - 0.1%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
MercadoLibre Inc (a)	2,316	5,389,934
CANADA - 4.0%
Consumer Discretionary - 0.5%
Broadline Retail - 0.5%
Dollarama Inc	182,700	23,748,199
Energy - 1.9%
Oil, Gas & Consumable Fuels - 1.9%
Cameco Corp	110,605	11,303,783
Canadian Natural Resources Ltd	1,123,115	35,930,391
Imperial Oil Ltd	419,494	37,102,585
MEG Energy Corp	381,214	8,067,043
		92,403,802
Information Technology - 0.7%
Electronic Equipment, Instruments & Components - 0.2%
Celestica Inc (United States) (a)	37,279	12,841,870
Software - 0.5%
Constellation Software Inc/Canada	8,662	22,795,718
Constellation Software Inc/Canada warrants 3/31/2040 (a)(b)	23,796	2
		22,795,720
TOTAL INFORMATION TECHNOLOGY		35,637,590

Materials - 0.9%
Metals & Mining - 0.9%
Franco-Nevada Corp	222,977	41,651,096
TOTAL CANADA		193,440,687
CHILE - 0.7%
Materials - 0.7%
Metals & Mining - 0.7%
Antofagasta PLC	919,406	33,698,280
CHINA - 1.4%
Consumer Discretionary - 1.4%
Broadline Retail - 1.4%
Prosus NV Class N	923,877	63,819,867
Industrials - 0.0%
Machinery - 0.0%
Airtac International Group	67,000	1,983,137
TOTAL CHINA		65,803,004
DENMARK - 1.9%
Health Care - 0.4%
Pharmaceuticals - 0.4%
Novo Nordisk A/S Series B	400,179	19,701,498
Industrials - 1.4%
Air Freight & Logistics - 1.4%
DSV A/S	306,269	64,998,167
Materials - 0.1%
Chemicals - 0.1%
Novonesis Novozymes B Series B	150,000	8,964,416
TOTAL DENMARK		93,664,081
FRANCE - 7.9%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Orange SA	897,500	14,356,748
Consumer Discretionary - 1.2%
Textiles, Apparel & Luxury Goods - 1.2%
LVMH Moet Hennessy Louis Vuitton SE	82,040	57,987,775
Consumer Staples - 0.4%
Food Products - 0.4%
Danone SA	211,898	18,714,120
Financials - 0.9%
Capital Markets - 0.2%
Amundi SA (c)(d)	168,751	12,507,047
Insurance - 0.7%
AXA SA	735,296	31,903,326
TOTAL FINANCIALS		44,410,373

Health Care - 1.0%
Health Care Equipment & Supplies - 1.0%
EssilorLuxottica SA	130,346	47,672,205
Industrials - 3.0%
Aerospace & Defense - 2.2%
Airbus SE	62,400	15,386,041
Safran SA	167,290	59,441,234
Thales SA	97,063	27,677,797
		102,505,072
Electrical Equipment - 0.8%
Legrand SA	220,620	38,098,361
TOTAL INDUSTRIALS		140,603,433

Information Technology - 0.1%
IT Services - 0.1%
Capgemini SE	46,646	7,176,274
Materials - 1.0%
Chemicals - 1.0%
Air Liquide SA	254,230	49,203,399
TOTAL FRANCE		380,124,327
GERMANY - 12.4%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.5%
Deutsche Telekom AG	853,311	26,431,466
Financials - 5.0%
Banks - 0.5%
Commerzbank AG	691,394	25,111,431
Capital Markets - 1.0%
Deutsche Boerse AG	181,574	45,981,832
Insurance - 3.5%
Allianz SE	209,597	84,224,848
Hannover Rueck SE	116,474	33,214,379
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	77,317	47,835,558
		165,274,785
TOTAL FINANCIALS		236,368,048

Health Care - 1.1%
Health Care Providers & Services - 1.1%
Fresenius SE & Co KGaA	941,935	54,307,784
Industrials - 2.8%
Aerospace & Defense - 0.7%
Rheinmetall AG	16,396	32,156,392
Electrical Equipment - 0.9%
Siemens Energy AG (a)	350,516	43,669,153
Industrial Conglomerates - 1.2%
Siemens AG	194,497	55,119,931
TOTAL INDUSTRIALS		130,945,476

Information Technology - 2.0%
Software - 2.0%
SAP SE	378,391	98,409,103
Materials - 1.0%
Construction Materials - 1.0%
Heidelberg Materials AG	204,701	48,023,608
TOTAL GERMANY		594,485,485
HONG KONG - 1.6%
Financials - 1.6%
Insurance - 1.6%
AIA Group Ltd	4,548,105	44,256,412
Prudential PLC	2,289,200	31,838,401

TOTAL HONG KONG		76,094,813
INDIA - 0.6%
Financials - 0.6%
Banks - 0.5%
HDFC Bank Ltd/Gandhinagar	2,185,802	24,311,861
Capital Markets - 0.1%
Fairfax India Holdings Corp Subordinate Voting Shares (a)(c)(d)	282,987	4,810,779
TOTAL INDIA		29,122,640
INDONESIA - 0.2%
Financials - 0.2%
Banks - 0.2%
Bank Central Asia Tbk PT	16,129,018	8,257,929
IRELAND - 0.6%
Industrials - 0.6%
Building Products - 0.6%
Kingspan Group PLC	382,846	28,639,555
ITALY - 4.2%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.4%
Lottomatica Group Spa	728,719	17,958,301
Consumer Staples - 0.6%
Beverages - 0.6%
Coca-Cola HBC AG	607,621	27,570,923
Financials - 2.4%
Banks - 2.4%
FinecoBank Banca Fineco SpA	1,313,316	29,988,253
Intesa Sanpaolo SpA	1,496,300	9,644,170
UniCredit SpA	1,008,864	74,703,043
		114,335,466
Health Care - 0.1%
Pharmaceuticals - 0.1%
Recordati Industria Chimica e Farmaceutica SpA	155,445	9,227,445
Industrials - 0.7%
Machinery - 0.2%
Interpump Group SpA	190,254	9,802,543
Passenger Airlines - 0.5%
Ryanair Holdings PLC ADR	393,207	24,567,574
TOTAL INDUSTRIALS		34,370,117

TOTAL ITALY		203,462,252
JAPAN - 18.9%
Communication Services - 1.4%
Entertainment - 1.3%
Capcom Co Ltd	435,970	11,384,536
Nintendo Co Ltd	611,503	52,155,028
		63,539,564
Media - 0.1%
CyberAgent Inc	536,100	5,346,737
TOTAL COMMUNICATION SERVICES		68,886,301

Consumer Discretionary - 0.5%
Specialty Retail - 0.5%
Fast Retailing Co Ltd	62,566	22,969,229
Consumer Staples - 0.2%
Food Products - 0.2%
Ajinomoto Co Inc	342,337	9,714,098
Kotobuki Spirits Co Ltd	58,200	698,090
		10,412,188
Financials - 2.8%
Banks - 1.1%
Sumitomo Mitsui Financial Group Inc	1,963,789	53,167,248
Financial Services - 0.5%
ORIX Corp	1,134,847	27,760,682
Insurance - 1.2%
Tokio Marine Holdings Inc	1,485,909	55,414,300
TOTAL FINANCIALS		136,342,230

Health Care - 1.3%
Health Care Equipment & Supplies - 1.3%
Hoya Corp	395,789	64,423,899
Industrials - 8.1%
Industrial Conglomerates - 3.0%
Hitachi Ltd	4,082,312	140,871,684
Machinery - 3.4%
Ebara Corp	1,067,088	28,603,858
Hoshizaki Corp	67,500	2,378,334
Japan Steel Works Ltd/The	283,731	18,668,693
Kawasaki Heavy Industries Ltd	252,161	20,289,380
Mitsubishi Heavy Industries Ltd	2,753,976	83,141,669
SMC Corp	14,000	4,792,515
		157,874,449
Professional Services - 0.3%
BayCurrent Inc	357,863	16,405,827
Trading Companies & Distributors - 1.4%
ITOCHU Corp	1,092,842	63,332,502
Marubeni Corp	190,300	4,692,363
		68,024,865
TOTAL INDUSTRIALS		383,176,825

Information Technology - 3.6%
IT Services - 0.8%
Fujitsu Ltd	1,518,084	39,561,961
Semiconductors & Semiconductor Equipment - 2.5%
Advantest Corp	523,198	78,346,717
Renesas Electronics Corp	3,331,854	41,146,976
		119,493,693
Software - 0.0%
Money Forward Inc (a)	42,000	1,226,396
Technology Hardware, Storage & Peripherals - 0.3%
FUJIFILM Holdings Corp	606,055	14,046,350
TOTAL INFORMATION TECHNOLOGY		174,328,400

Materials - 1.0%
Chemicals - 1.0%
Nippon Paint Holdings Co Ltd	1,067,189	6,803,667
Nissan Chemical Corp	289,531	9,801,332
Shin-Etsu Chemical Co Ltd	1,119,111	33,639,294
		50,244,293
TOTAL JAPAN		910,783,365
KOREA (SOUTH) - 1.9%
Information Technology - 1.9%
Semiconductors & Semiconductor Equipment - 1.2%
SK Hynix Inc	148,700	58,158,278
Technology Hardware, Storage & Peripherals - 0.7%
Samsung Electronics Co Ltd	423,080	31,821,432
TOTAL KOREA (SOUTH)		89,979,710
LUXEMBOURG - 0.2%
Financials - 0.2%
Capital Markets - 0.2%
CVC Capital Partners PLC (c)(d)	438,266	7,319,874
MEXICO - 0.1%
Materials - 0.1%
Construction Materials - 0.1%
Cemex SAB de CV ADR	560,720	5,691,308
NETHERLANDS - 3.4%
Consumer Staples - 0.1%
Beverages - 0.1%
Heineken NV	58,000	4,491,073
Health Care - 0.3%
Biotechnology - 0.3%
Argenx SE (a)	18,049	14,772,519
Industrials - 0.5%
Professional Services - 0.5%
Wolters Kluwer NV	185,808	22,755,732
Information Technology - 2.5%
Semiconductors & Semiconductor Equipment - 2.5%
ASM International NV	29,613	19,182,985
ASML Holding NV depository receipt	81,157	85,963,929
BE Semiconductor Industries NV	97,225	16,541,000
		121,687,914
TOTAL NETHERLANDS		163,707,238
PORTUGAL - 0.1%
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Jeronimo Martins SGPS SA	187,600	4,830,738
SINGAPORE - 1.1%
Consumer Discretionary - 0.3%
Broadline Retail - 0.3%
Sea Ltd Class A ADR (a)	91,200	14,250,000
Financials - 0.8%
Banks - 0.8%
DBS Group Holdings Ltd	983,967	40,769,315
TOTAL SINGAPORE		55,019,315
SPAIN - 3.9%
Consumer Discretionary - 0.3%
Specialty Retail - 0.3%
Industria de Diseno Textil SA (e)	244,503	13,499,484
Financials - 3.6%
Banks - 3.6%
Banco Santander SA	9,690,986	98,589,201
CaixaBank SA	6,945,464	73,411,804
		172,001,005
TOTAL SPAIN		185,500,489
SWEDEN - 2.7%
Financials - 1.1%
Financial Services - 1.1%
Investor AB B Shares	1,534,517	50,645,805
Industrials - 0.9%
Machinery - 0.9%
Atlas Copco AB A Shares	1,368,300	22,927,324
Epiroc AB A Shares	472,464	10,006,027
Indutrade AB	376,233	10,059,018
		42,992,369
Information Technology - 0.7%
Electronic Equipment, Instruments & Components - 0.7%
Hexagon AB B Shares	2,729,640	33,273,275
Software - 0.0%
Kry International Ab (a)(b)(f)	30,819	647,238
TOTAL INFORMATION TECHNOLOGY		33,920,513

TOTAL SWEDEN		127,558,687
SWITZERLAND - 1.3%
Consumer Discretionary - 0.9%
Textiles, Apparel & Luxury Goods - 0.9%
Cie Financiere Richemont SA Series A	222,829	44,076,849
Financials - 0.4%
Capital Markets - 0.2%
Partners Group Holding AG	7,235	8,832,139
Insurance - 0.2%
Zurich Insurance Group AG	13,150	9,145,449
TOTAL FINANCIALS		17,977,588

TOTAL SWITZERLAND		62,054,437
TAIWAN - 2.2%
Information Technology - 2.2%
Semiconductors & Semiconductor Equipment - 2.2%
Taiwan Semiconductor Manufacturing Co Ltd ADR	350,147	105,194,663
UNITED KINGDOM - 15.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Zegona Communications plc (a)	278,657	4,502,681
Consumer Discretionary - 1.9%
Hotels, Restaurants & Leisure - 1.6%
Compass Group PLC	1,256,580	41,592,598
InterContinental Hotels Group PLC	296,539	35,770,692
		77,363,290
Leisure Products - 0.3%
Games Workshop Group PLC	60,257	12,610,128
TOTAL CONSUMER DISCRETIONARY		89,973,418

Consumer Staples - 1.0%
Tobacco - 1.0%
British American Tobacco PLC	976,600	50,017,105
Financials - 6.1%
Banks - 3.9%
HSBC Holdings PLC	954,044	13,356,093
Lloyds Banking Group PLC	71,380,296	83,692,651
NatWest Group PLC	10,251,104	78,918,299
Starling Bank Ltd (b)	2,406,800	7,398,643
		183,365,686
Capital Markets - 1.9%
3i Group PLC	1,055,575	61,086,780
London Stock Exchange Group PLC	241,443	30,090,164
		91,176,944
Insurance - 0.3%
Admiral Group PLC	214,700	9,240,004
Aviva PLC	794,400	6,977,531
		16,217,535
TOTAL FINANCIALS		290,760,165

Health Care - 1.6%
Health Care Equipment & Supplies - 0.5%
Convatec Group PLC (c)(d)	7,793,708	25,002,647
Pharmaceuticals - 1.1%
Astrazeneca PLC	327,129	53,959,489
TOTAL HEALTH CARE		78,962,136

Industrials - 4.4%
Aerospace & Defense - 3.0%
BAE Systems PLC	1,689,009	41,606,182
Rolls-Royce Holdings PLC	6,800,308	104,648,647
		146,254,829
Professional Services - 1.1%
Intertek Group PLC	183,168	12,187,798
RELX PLC (Netherlands)	910,103	40,093,935
		52,281,733
Trading Companies & Distributors - 0.3%
RS GROUP PLC	1,814,727	13,266,998
TOTAL INDUSTRIALS		211,803,560

TOTAL UNITED KINGDOM		726,019,065
UNITED STATES - 8.0%
Communication Services - 0.3%
Entertainment - 0.3%
Spotify Technology SA (a)	25,249	16,546,175
Energy - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Shell PLC	1,650,212	61,865,500
Financials - 0.3%
Financial Services - 0.3%
Mastercard Inc Class A	28,113	15,518,094
Health Care - 0.5%
Health Care Equipment & Supplies - 0.5%
Alcon AG	325,011	24,151,175
Industrials - 2.3%
Electrical Equipment - 1.6%
Schneider Electric SE	264,645	75,405,285
Professional Services - 0.3%
Experian PLC	322,952	15,064,160
Trading Companies & Distributors - 0.4%
Ferguson Enterprises Inc (United Kingdom)	83,010	20,436,014
TOTAL INDUSTRIALS		110,905,459

Materials - 3.3%
Chemicals - 0.7%
Linde PLC	80,403	33,632,575
Construction Materials - 2.6%
Amrize Ltd	284,050	14,641,061
CRH PLC (United Kingdom)	520,942	61,483,038
Holcim AG	485,662	43,175,952
James Hardie Industries PLC depository receipt (a)	137,512	2,898,065
		122,198,116
TOTAL MATERIALS		155,830,691

TOTAL UNITED STATES		384,817,094
TOTAL COMMON STOCKS (Cost $3,005,984,806)		4,656,875,704

Convertible Preferred Stocks - 0.5%
	Shares	Value ($)
CANADA - 0.1%
Information Technology - 0.1%
Software - 0.1%
Valsoft Corp Series A-1.2 (b)(f)	231	2,566,600
Valsoft Corp Series A-1.3 (b)(f)	82	911,087
Valsoft Corp Series A-1.4 (b)(f)	105	1,166,636

TOTAL CANADA		4,644,323
ESTONIA - 0.1%
Information Technology - 0.1%
Software - 0.1%
Bolt Technology OU Series E (a)(b)(f)	21,668	4,821,544
UNITED STATES - 0.3%
Information Technology - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
Wasabi Holdings Inc Series C (a)(b)(f)	743,562	10,491,660
Wasabi Holdings Inc Series D (a)(b)(f)	304,085	6,294,559

TOTAL UNITED STATES		16,786,219
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $22,929,583)		26,252,086

Money Market Funds - 1.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.18	81,422,365	81,438,649
Fidelity Securities Lending Cash Central Fund (g)(h)	4.18	10,070,806	10,071,813
TOTAL MONEY MARKET FUNDS (Cost $91,509,840)			91,510,462

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $3,120,424,229)	4,774,638,252
NET OTHER ASSETS (LIABILITIES) - 0.7%	32,538,870
NET ASSETS - 100.0%	4,807,177,122

Legend

(a)	Non-income producing.
(b)	Level 3 security.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $49,640,347 or 1.0% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $49,640,347 or 1.0% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $26,899,324 or 0.6% of net assets.

(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/3/2022	5,629,271

Kry International Ab	5/14/2021 - 10/30/2024	2,038,126

Valsoft Corp Series A-1.2	3/14/2025	2,705,867

Valsoft Corp Series A-1.3	3/17/2025	814,003

Valsoft Corp Series A-1.4	3/17/2025	1,381,955

Wasabi Holdings Inc Series C	3/31/2021	8,078,504

Wasabi Holdings Inc Series D	9/9/2022	4,319,983

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	148,198,288	1,013,914,203	1,080,673,796	6,309,175	(44)	(2)	81,438,649	81,422,365	0.1%
Fidelity Securities Lending Cash Central Fund	61,625,062	474,241,126	525,794,375	120,891	-	-	10,071,813	10,070,806	0.0%
Total	209,823,350	1,488,155,329	1,606,468,171	6,430,066	(44)	(2)	91,510,462

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	130,723,371	26,395,593	104,327,778	-
Consumer Discretionary	382,741,253	180,344,110	202,397,143	-
Consumer Staples	116,036,147	42,813,849	73,222,298	-
Energy	154,269,302	92,403,802	61,865,500	-
Financials	1,296,680,055	424,592,423	864,688,989	7,398,643
Health Care	343,610,488	255,176,982	88,433,506	-
Industrials	1,173,173,830	586,195,531	586,978,299	-
Information Technology	666,334,167	353,726,271	311,960,656	647,240
Materials	393,307,091	219,264,838	174,042,253	-

Convertible Preferred Stocks
Information Technology	26,252,086	-	-	26,252,086

Money Market Funds	91,510,462	91,510,462	-	-
Total Investments in Securities:	4,774,638,252	2,272,423,861	2,467,916,422	34,297,969
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $9,575,787) - See accompanying schedule:
Unaffiliated issuers (cost $3,028,914,389)	$4,683,127,790
Fidelity Central Funds (cost $91,509,840)	91,510,462

Total Investment in Securities (cost $3,120,424,229)		$4,774,638,252
Foreign currency held at value (cost $541,357)		541,357
Receivable for investments sold		33,167,067
Receivable for fund shares sold		3,100,212
Dividends receivable		7,687,801
Reclaims receivable		12,692,272
Distributions receivable from Fidelity Central Funds		436,417
Other receivables		249,321
Total assets		4,832,512,699
Liabilities
Payable to custodian bank	$479,863
Payable for investments purchased	3,255,268
Payable for fund shares redeemed	3,473,498
Accrued management fee	2,388,770
Deferred taxes	5,666,365
Collateral on securities loaned	10,071,813
Total liabilities		25,335,577
Net Assets		$4,807,177,122
Net Assets consist of:
Paid in capital		$3,115,225,660
Total accumulated earnings (loss)		1,691,951,462
Net Assets		$4,807,177,122
Net Asset Value, offering price and redemption price per share ($4,807,177,122 ÷ 271,792,432 shares)		$17.69
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$93,023,981
Interest		1,599
Income from Fidelity Central Funds (including $120,891 from security lending)		6,430,066
Income before foreign taxes withheld		$99,455,646
Less foreign taxes withheld		(5,815,322)
Total income		93,640,324
Expenses
Management fee	$27,874,405
Independent trustees' fees and expenses	18,532
Total expenses before reductions	27,892,937
Expense reductions	(1,942)
Total expenses after reductions		27,890,995
Net Investment income (loss)		65,749,329
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,609,059)	341,193,469
Redemptions in-kind	198,398,126
Fidelity Central Funds	(44)
Foreign currency transactions	(518,206)
Total net realized gain (loss)		539,073,345
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,108,282)	302,335,702
Fidelity Central Funds	(2)
Assets and liabilities in foreign currencies	846,415
Total change in net unrealized appreciation (depreciation)		303,182,115
Net gain (loss)		842,255,460
Net increase (decrease) in net assets resulting from operations		$908,004,789
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$65,749,329	$65,605,795
Net realized gain (loss)	539,073,345	61,216,255
Change in net unrealized appreciation (depreciation)	303,182,115	845,566,646
Net increase (decrease) in net assets resulting from operations	908,004,789	972,388,696
Distributions to shareholders	(98,522,166)	(69,972,907)

Share transactions
Proceeds from sales of shares	856,276,214	1,024,639,725
Reinvestment of distributions	98,517,898	69,972,898
Cost of shares redeemed	(1,789,042,675)	(1,156,692,903)

Net increase (decrease) in net assets resulting from share transactions	(834,248,563)	(62,080,280)
Total increase (decrease) in net assets	(24,765,940)	840,335,509

Net Assets
Beginning of period	4,831,943,062	3,991,607,553
End of period	$4,807,177,122	$4,831,943,062

Other Information
Shares
Sold	54,606,412	71,524,447
Issued in reinvestment of distributions	6,724,771	5,378,392
Redeemed	(114,694,506)	(81,461,022)
Net increase (decrease)	(53,363,323)	(4,558,183)

Financial Highlights
Fidelity® Diversified International K6 Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$14.86	$12.11	$10.89	$15.45	$11.96
Income from Investment Operations
Net investment income (loss) A,B	.22	.20	.20	.15	.10
Net realized and unrealized gain (loss)	2.92	2.76	1.12	(4.56)	3.47
Total from investment operations	3.14	2.96	1.32	(4.41)	3.57
Distributions from net investment income	(.31)	(.21)	(.10)	(.15)	(.08)
Total distributions	(.31)	(.21)	(.10)	(.15)	(.08)
Net asset value, end of period	$17.69	$14.86	$12.11	$10.89	$15.45
Total Return C	21.60%	24.70%	12.12%	(28.81)%	30.00%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%
Expenses net of all reductions, if any	.60%	.60%	.60%	.60%	.60%
Net investment income (loss)	1.41%	1.40%	1.57%	1.21%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$4,807,177	$4,831,943	$3,991,608	$3,483,417	$3,961,936
Portfolio turnover rate F,G	45%	37%	25%	31%	30%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Diversified International K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,652,708,649
Gross unrealized depreciation	(52,790,151)
Net unrealized appreciation (depreciation)	$1,599,918,498
Tax Cost	$3,174,719,754

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$83,501,417
Undistributed long-term capital gain	$13,592,478
Net unrealized appreciation (depreciation) on securities and other investments	$1,600,523,934

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$98,522,166	$69,972,907

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International K6 Fund	2,001,138,684	2,350,875,775

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Diversified International K6 Fund	32,167,307	-	198,398,126	198,398,126	487,697,412

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Diversified International K6 Fund	11,523,901	57,811,254	155,413,531

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Diversified International K6 Fund	6,128,438	83,046,527
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Diversified International K6 Fund	3,630

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Diversified International K6 Fund	53,615,606	106,034,920	18,402,431
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Diversified International K6 Fund	12,814	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,942.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Diversified International K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 11, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2025, $13,592,478, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $6,451,748 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 2% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 78.17% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3134 and $0.0272 for the dividend paid December 16, 2024.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Diversified International K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2025, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the fund relative to funds and classes in the asset-sized peer group. The asset-sized peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9883987.108
DIFK6-ANN-1225
Fidelity's Broadly Diversified International Equity Funds

Fidelity® Diversified International Fund
Fidelity® Overseas Fund
Fidelity® Worldwide Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Diversified International Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 96.2%
	Shares	Value ($)
AUSTRALIA - 0.6%
Consumer Discretionary - 0.6%
Hotels, Restaurants & Leisure - 0.6%
Aristocrat Leisure Ltd	1,947,164	80,709,763
BELGIUM - 1.8%
Financials - 1.2%
Banks - 1.2%
KBC Group NV	1,286,900	154,638,747
Health Care - 0.6%
Pharmaceuticals - 0.6%
UCB SA	328,520	84,253,759
TOTAL BELGIUM		238,892,506
BRAZIL - 0.1%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
MercadoLibre Inc (a)	6,400	14,894,464
CANADA - 4.0%
Consumer Discretionary - 0.5%
Broadline Retail - 0.5%
Dollarama Inc	507,100	65,915,226
Energy - 2.0%
Oil, Gas & Consumable Fuels - 2.0%
Cameco Corp	307,081	31,383,545
Canadian Natural Resources Ltd	3,092,051	98,920,059
Imperial Oil Ltd	1,160,614	102,651,718
MEG Energy Corp	1,007,609	21,322,473
		254,277,795
Information Technology - 0.7%
Electronic Equipment, Instruments & Components - 0.2%
Celestica Inc (United States) (a)	98,300	33,862,384
Software - 0.5%
Constellation Software Inc/Canada	24,056	63,307,989
Constellation Software Inc/Canada warrants 3/31/2040 (a)(b)	50,399	4
		63,307,993
TOTAL INFORMATION TECHNOLOGY		97,170,377

Materials - 0.8%
Metals & Mining - 0.8%
Franco-Nevada Corp	604,751	112,964,753
TOTAL CANADA		530,328,151
CHILE - 0.7%
Materials - 0.7%
Metals & Mining - 0.7%
Antofagasta PLC	2,542,200	93,177,299
CHINA - 1.4%
Consumer Discretionary - 1.4%
Broadline Retail - 1.4%
Prosus NV Class N	2,557,150	176,643,613
Industrials - 0.0%
Machinery - 0.0%
Airtac International Group	184,000	5,446,227
TOTAL CHINA		182,089,840
DENMARK - 1.9%
Health Care - 0.4%
Pharmaceuticals - 0.4%
Novo Nordisk A/S Series B	1,110,948	54,693,875
Industrials - 1.3%
Air Freight & Logistics - 1.3%
DSV A/S	849,003	180,180,295
Materials - 0.2%
Chemicals - 0.2%
Novonesis Novozymes B Series B	407,100	24,329,424
TOTAL DENMARK		259,203,594
FRANCE - 7.9%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Orange SA	2,490,700	39,842,176
Consumer Discretionary - 1.2%
Textiles, Apparel & Luxury Goods - 1.2%
LVMH Moet Hennessy Louis Vuitton SE	226,755	160,275,693
Consumer Staples - 0.4%
Food Products - 0.4%
Danone SA	571,156	50,442,580
Financials - 0.9%
Capital Markets - 0.2%
Amundi SA (c)(d)	442,822	32,819,927
Insurance - 0.7%
AXA SA	2,031,722	88,153,191
TOTAL FINANCIALS		120,973,118

Health Care - 1.0%
Health Care Equipment & Supplies - 1.0%
EssilorLuxottica SA	361,780	132,315,915
Industrials - 3.0%
Aerospace & Defense - 2.2%
Airbus SE	172,400	42,508,869
Safran SA	470,591	167,209,694
Thales SA	269,417	76,825,043
		286,543,606
Electrical Equipment - 0.8%
Legrand SA	612,366	105,748,078
TOTAL INDUSTRIALS		392,291,684

Information Technology - 0.1%
IT Services - 0.1%
Capgemini SE	123,930	19,066,065
Materials - 1.0%
Chemicals - 1.0%
Air Liquide SA	705,954	136,629,573
TOTAL FRANCE		1,051,836,804
GERMANY - 12.2%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.5%
Deutsche Telekom AG	2,354,800	72,940,367
Financials - 4.9%
Banks - 0.5%
Commerzbank AG	1,819,300	66,076,978
Capital Markets - 0.9%
Deutsche Boerse AG	476,349	120,630,705
Insurance - 3.5%
Allianz SE	579,817	232,994,742
Hannover Rueck SE	313,221	89,319,858
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	207,242	128,219,365
		450,533,965
TOTAL FINANCIALS		637,241,648

Health Care - 1.1%
Health Care Providers & Services - 1.1%
Fresenius SE & Co KGaA	2,610,695	150,521,065
Industrials - 2.7%
Aerospace & Defense - 0.7%
Rheinmetall AG	45,421	89,081,208
Electrical Equipment - 0.9%
Siemens Energy AG (a)	968,293	120,635,107
Industrial Conglomerates - 1.1%
Siemens AG	537,424	152,304,527
TOTAL INDUSTRIALS		362,020,842

Information Technology - 2.1%
Software - 2.1%
SAP SE	1,083,185	281,706,658
Materials - 0.9%
Construction Materials - 0.9%
Heidelberg Materials AG	540,095	126,708,276
TOTAL GERMANY		1,631,138,856
HONG KONG - 1.6%
Financials - 1.6%
Insurance - 1.6%
AIA Group Ltd	12,566,639	122,282,655
Prudential PLC	6,325,200	87,971,454

TOTAL HONG KONG		210,254,109
INDIA - 0.6%
Financials - 0.6%
Banks - 0.5%
HDFC Bank Ltd/Gandhinagar	6,039,408	67,174,083
Capital Markets - 0.1%
Fairfax India Holdings Corp Subordinate Voting Shares (a)(c)(d)	903,468	15,358,956
TOTAL INDIA		82,533,039
INDONESIA - 0.2%
Financials - 0.2%
Banks - 0.2%
Bank Central Asia Tbk PT	44,644,256	22,857,503
IRELAND - 0.6%
Industrials - 0.6%
Building Products - 0.6%
Kingspan Group PLC	1,063,211	79,535,610
ITALY - 4.2%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.4%
Lottomatica Group Spa	2,004,000	49,385,889
Consumer Staples - 0.6%
Beverages - 0.6%
Coca-Cola HBC AG	1,684,750	76,445,865
Financials - 2.4%
Banks - 2.4%
FinecoBank Banca Fineco SpA	3,615,036	82,545,720
Intesa Sanpaolo SpA	4,147,100	26,729,492
UniCredit SpA	2,801,115	207,413,302
		316,688,514
Health Care - 0.1%
Pharmaceuticals - 0.1%
Recordati Industria Chimica e Farmaceutica SpA	409,200	24,290,716
Industrials - 0.7%
Machinery - 0.2%
Interpump Group SpA	497,023	25,608,342
Passenger Airlines - 0.5%
Ryanair Holdings PLC ADR	1,085,094	67,796,673
TOTAL INDUSTRIALS		93,405,015

TOTAL ITALY		560,215,999
JAPAN - 18.8%
Communication Services - 1.4%
Entertainment - 1.3%
Capcom Co Ltd	1,282,383	33,487,018
Nintendo Co Ltd	1,691,297	144,250,546
		177,737,564
Media - 0.1%
CyberAgent Inc	1,486,600	14,826,450
TOTAL COMMUNICATION SERVICES		192,564,014

Consumer Discretionary - 0.5%
Specialty Retail - 0.5%
Fast Retailing Co Ltd	173,262	63,607,945
Consumer Staples - 0.2%
Food Products - 0.2%
Ajinomoto Co Inc	950,000	26,957,044
Kotobuki Spirits Co Ltd	161,400	1,935,940
		28,892,984
Financials - 2.8%
Banks - 1.1%
Sumitomo Mitsui Financial Group Inc	5,443,427	147,374,302
Financial Services - 0.5%
ORIX Corp	2,976,027	72,799,717
Insurance - 1.2%
Tokio Marine Holdings Inc	4,106,167	153,132,101
TOTAL FINANCIALS		373,306,120

Health Care - 1.3%
Health Care Equipment & Supplies - 1.3%
Hoya Corp	1,083,072	176,295,251
Industrials - 8.0%
Industrial Conglomerates - 2.9%
Hitachi Ltd	11,299,691	389,927,693
Machinery - 3.4%
Ebara Corp	2,948,201	79,028,086
Hoshizaki Corp	187,100	6,592,389
Japan Steel Works Ltd/The	786,800	51,769,204
Kawasaki Heavy Industries Ltd	699,249	56,262,978
Mitsubishi Heavy Industries Ltd	7,622,938	230,134,098
SMC Corp	38,900	13,316,346
		437,103,101
Professional Services - 0.3%
BayCurrent Inc	970,793	44,504,916
Trading Companies & Distributors - 1.4%
ITOCHU Corp	3,019,504	174,986,634
Marubeni Corp	526,800	12,989,683
		187,976,317
TOTAL INDUSTRIALS		1,059,512,027

Information Technology - 3.6%
IT Services - 0.8%
Fujitsu Ltd	4,042,808	105,357,418
Semiconductors & Semiconductor Equipment - 2.5%
Advantest Corp	1,452,200	217,460,887
Renesas Electronics Corp	9,235,605	114,055,784
		331,516,671
Software - 0.0%
Money Forward Inc (a)	110,700	3,232,431
Technology Hardware, Storage & Peripherals - 0.3%
FUJIFILM Holdings Corp	1,682,445	38,993,509
TOTAL INFORMATION TECHNOLOGY		479,100,029

Materials - 1.0%
Chemicals - 1.0%
Nippon Paint Holdings Co Ltd	2,841,700	18,116,736
Nissan Chemical Corp	770,100	26,069,766
Shin-Etsu Chemical Co Ltd	3,095,400	93,044,453
		137,230,955
TOTAL JAPAN		2,510,509,325
KOREA (SOUTH) - 1.9%
Information Technology - 1.9%
Semiconductors & Semiconductor Equipment - 1.2%
SK Hynix Inc	412,180	161,208,332
Technology Hardware, Storage & Peripherals - 0.7%
Samsung Electronics Co Ltd	1,174,480	88,337,041
TOTAL KOREA (SOUTH)		249,545,373
LUXEMBOURG - 0.1%
Financials - 0.1%
Capital Markets - 0.1%
CVC Capital Partners PLC (c)(d)	1,167,333	19,496,677
MEXICO - 0.1%
Materials - 0.1%
Construction Materials - 0.1%
Cemex SAB de CV ADR	1,493,515	15,159,177
NETHERLANDS - 3.4%
Consumer Staples - 0.1%
Beverages - 0.1%
Heineken NV	161,100	12,474,343
Health Care - 0.3%
Biotechnology - 0.3%
Argenx SE (a)	47,004	38,471,244
Industrials - 0.5%
Professional Services - 0.5%
Wolters Kluwer NV	514,913	63,060,913
Information Technology - 2.5%
Semiconductors & Semiconductor Equipment - 2.5%
ASM International NV	82,100	53,183,502
ASML Holding NV depository receipt	223,380	236,610,797
BE Semiconductor Industries NV	269,894	45,917,374
		335,711,673
TOTAL NETHERLANDS		449,718,173
PORTUGAL - 0.1%
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Jeronimo Martins SGPS SA	516,500	13,299,979
SINGAPORE - 1.1%
Consumer Discretionary - 0.3%
Broadline Retail - 0.3%
Sea Ltd Class A ADR (a)	253,100	39,546,875
Financials - 0.8%
Banks - 0.8%
DBS Group Holdings Ltd	2,668,900	110,582,189
TOTAL SINGAPORE		150,129,064
SPAIN - 3.8%
Consumer Discretionary - 0.2%
Specialty Retail - 0.2%
Industria de Diseno Textil SA (e)	654,771	36,151,174
Financials - 3.6%
Banks - 3.6%
Banco Santander SA	26,907,786	273,740,682
CaixaBank SA	19,177,602	202,702,421
		476,443,103
TOTAL SPAIN		512,594,277
SWEDEN - 2.7%
Financials - 1.1%
Financial Services - 1.1%
Investor AB B Shares	4,278,859	141,221,151
Industrials - 0.9%
Machinery - 0.9%
Atlas Copco AB A Shares	3,796,800	63,619,429
Epiroc AB A Shares	1,324,300	28,046,542
Indutrade AB	1,020,582	27,286,422
		118,952,393
Information Technology - 0.7%
Electronic Equipment, Instruments & Components - 0.7%
Hexagon AB B Shares	7,555,600	92,099,896
Software - 0.0%
Kry International Ab (a)(b)(f)	123,307	2,589,605
TOTAL INFORMATION TECHNOLOGY		94,689,501

TOTAL SWEDEN		354,863,045
SWITZERLAND - 1.3%
Consumer Discretionary - 0.9%
Textiles, Apparel & Luxury Goods - 0.9%
Cie Financiere Richemont SA Series A	613,362	121,326,507
Financials - 0.4%
Capital Markets - 0.2%
Partners Group Holding AG	19,989	24,401,607
Insurance - 0.2%
Zurich Insurance Group AG	36,450	25,349,934
TOTAL FINANCIALS		49,751,541

TOTAL SWITZERLAND		171,078,048
TAIWAN - 2.2%
Information Technology - 2.2%
Semiconductors & Semiconductor Equipment - 2.2%
Taiwan Semiconductor Manufacturing Co Ltd ADR	963,897	289,583,576
UNITED KINGDOM - 15.0%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Zegona Communications plc (a)	760,777	12,293,022
Consumer Discretionary - 1.8%
Hotels, Restaurants & Leisure - 1.6%
Compass Group PLC	3,482,603	115,273,604
InterContinental Hotels Group PLC	811,025	97,831,739
		213,105,343
Leisure Products - 0.2%
Games Workshop Group PLC	161,825	33,865,508
TOTAL CONSUMER DISCRETIONARY		246,970,851

Consumer Staples - 1.0%
Tobacco - 1.0%
British American Tobacco PLC	2,708,100	138,696,828
Financials - 6.1%
Banks - 3.9%
HSBC Holdings PLC	2,516,818	35,234,072
Lloyds Banking Group PLC	198,191,966	232,378,008
NatWest Group PLC	28,168,832	216,858,234
Starling Bank Ltd (b)	8,636,400	26,548,795
		511,019,109
Capital Markets - 1.9%
3i Group PLC	2,919,662	168,962,650
London Stock Exchange Group PLC	669,278	83,409,686
		252,372,336
Insurance - 0.3%
Admiral Group PLC	596,100	25,654,244
Aviva PLC	2,155,600	18,933,493
		44,587,737
TOTAL FINANCIALS		807,979,182

Health Care - 1.6%
Health Care Equipment & Supplies - 0.5%
Convatec Group PLC (c)(d)	21,749,602	69,773,928
Pharmaceuticals - 1.1%
Astrazeneca PLC	894,211	147,498,902
TOTAL HEALTH CARE		217,272,830

Industrials - 4.4%
Aerospace & Defense - 3.0%
BAE Systems PLC	4,688,432	115,492,431
Rolls-Royce Holdings PLC	18,876,664	290,489,392
		405,981,823
Professional Services - 1.1%
Intertek Group PLC	485,100	32,278,023
RELX PLC (Netherlands)	2,468,654	108,754,782
		141,032,805
Trading Companies & Distributors - 0.3%
RS GROUP PLC	4,865,760	35,572,309
TOTAL INDUSTRIALS		582,586,937

TOTAL UNITED KINGDOM		2,005,799,650
UNITED STATES - 7.9%
Communication Services - 0.3%
Entertainment - 0.3%
Spotify Technology SA (a)	70,039	45,897,957
Energy - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Shell PLC	4,573,522	171,458,712
Financials - 0.3%
Financial Services - 0.3%
Mastercard Inc Class A	75,510	41,680,765
Health Care - 0.5%
Health Care Equipment & Supplies - 0.5%
Alcon AG	900,772	66,935,279
Industrials - 2.3%
Electrical Equipment - 1.6%
Schneider Electric SE	732,501	208,711,465
Professional Services - 0.3%
Experian PLC	889,773	41,503,639
Trading Companies & Distributors - 0.4%
Ferguson Enterprises Inc (United Kingdom)	229,428	56,482,278
TOTAL INDUSTRIALS		306,697,382

Materials - 3.2%
Chemicals - 0.7%
Linde PLC	223,192	93,361,214
Construction Materials - 2.5%
Amrize Ltd	748,859	38,599,157
CRH PLC (United Kingdom)	1,431,045	168,895,949
Holcim AG	1,336,849	118,847,527
James Hardie Industries PLC depository receipt (a)	358,664	7,558,845
		333,901,478
TOTAL MATERIALS		427,262,692

TOTAL UNITED STATES		1,059,932,787
TOTAL COMMON STOCKS (Cost $8,066,240,193)		12,839,376,688

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Valsoft Corp Series A-1.2 (b)(f)	537	5,966,510
Valsoft Corp Series A-1.3 (b)(f)	190	2,111,056
Valsoft Corp Series A-1.4 (b)(f)	246	2,733,262

TOTAL CANADA		10,810,828
ESTONIA - 0.1%
Information Technology - 0.1%
Software - 0.1%
Bolt Technology OU Series E (a)(b)(f)	79,275	17,640,200
UNITED STATES - 0.3%
Information Technology - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
Wasabi Holdings Inc Series C (a)(b)(f)	2,976,172	41,993,787
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $64,344,376)		70,444,815

Money Market Funds - 2.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.18	324,915,172	324,980,155
Fidelity Securities Lending Cash Central Fund (g)(h)	4.18	29,072,093	29,075,000
TOTAL MONEY MARKET FUNDS (Cost $354,054,198)			354,055,155

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $8,484,638,767)	13,263,876,658
NET OTHER ASSETS (LIABILITIES) - 0.7%	87,838,454
NET ASSETS - 100.0%	13,351,715,112

Legend

(a)	Non-income producing.
(b)	Level 3 security.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $137,449,488 or 1.0% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $137,449,488 or 1.0% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $73,034,420 or 0.5% of net assets.

(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/3/2022	20,595,368

Kry International Ab	5/14/2021 - 10/30/2024	8,153,900

Valsoft Corp Series A-1.2	3/14/2025	6,290,262

Valsoft Corp Series A-1.3	3/17/2025	1,886,106

Valsoft Corp Series A-1.4	3/17/2025	3,237,722

Wasabi Holdings Inc Series C	3/31/2021	32,334,918

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	433,786,100	2,123,317,768	2,232,123,882	18,422,804	169	-	324,980,155	324,915,172	0.6%
Fidelity Securities Lending Cash Central Fund	81,050,500	1,190,642,485	1,242,617,985	274,289	-	-	29,075,000	29,072,093	0.1%
Total	514,836,600	3,313,960,253	3,474,741,867	18,697,093	169	-	354,055,155

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	363,537,536	73,017,429	290,520,107	-
Consumer Discretionary	1,055,428,000	497,112,512	558,315,488	-
Consumer Staples	320,252,579	118,638,828	201,613,751	-
Energy	425,736,507	254,277,795	171,458,712	-
Financials	3,565,647,406	1,163,645,077	2,375,453,534	26,548,795
Health Care	945,049,934	704,385,913	240,664,021	-
Industrials	3,243,689,325	1,615,191,207	1,628,498,118	-
Information Technology	1,846,573,252	975,243,426	868,740,217	2,589,609
Materials	1,073,462,149	598,232,320	475,229,829	-

Convertible Preferred Stocks
Information Technology	70,444,815	-	-	70,444,815

Money Market Funds	354,055,155	354,055,155	-	-
Total Investments in Securities:	13,263,876,658	6,353,799,662	6,810,493,777	99,583,219
Fidelity® Diversified International Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $27,643,089) - See accompanying schedule:
Unaffiliated issuers (cost $8,130,584,569)	$12,909,821,503
Fidelity Central Funds (cost $354,054,198)	354,055,155

Total Investment in Securities (cost $8,484,638,767)		$13,263,876,658
Foreign currency held at value (cost $10,009,243)		10,009,867
Receivable for investments sold		87,635,827
Receivable for fund shares sold		3,963,449
Dividends receivable		20,958,210
Reclaims receivable		27,765,889
Distributions receivable from Fidelity Central Funds		1,584,047
Prepaid expenses		13,699
Other receivables		609,650
Total assets		13,416,417,296
Liabilities
Payable to custodian bank	$1,770
Payable for investments purchased	9,121,108
Payable for fund shares redeemed	4,294,469
Accrued management fee	7,193,489
Deferred taxes	14,636,668
Other payables and accrued expenses	379,680
Collateral on securities loaned	29,075,000
Total liabilities		64,702,184
Net Assets		$13,351,715,112
Net Assets consist of:
Paid in capital		$7,457,640,654
Total accumulated earnings (loss)		5,894,074,458
Net Assets		$13,351,715,112

Net Asset Value and Maximum Offering Price
Diversified International :
Net Asset Value, offering price and redemption price per share ($12,056,103,906 ÷ 229,081,726 shares)		$52.63
Class K :
Net Asset Value, offering price and redemption price per share ($1,295,611,206 ÷ 24,659,095 shares)		$52.54
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$242,587,903
Income from Fidelity Central Funds (including $274,289 from security lending)		18,697,093
Income before foreign taxes withheld		$261,284,996
Less foreign taxes withheld		(15,500,547)
Total income		245,784,449
Expenses
Management fee
Basic fee	$88,982,420
Performance adjustment	(11,404,566)
Custodian fees and expenses	612,872
Independent trustees' fees and expenses	46,483
Registration fees	153,188
Audit fees	123,936
Legal	315,256
Miscellaneous	42,254
Total expenses		78,871,843
Net Investment income (loss)		166,912,606
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $4,522,429)	1,141,343,214
Fidelity Central Funds	169
Foreign currency transactions	(575,244)
Total net realized gain (loss)		1,140,768,139
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $5,790,848)	1,061,729,834
Assets and liabilities in foreign currencies	1,671,632
Total change in net unrealized appreciation (depreciation)		1,063,401,466
Net gain (loss)		2,204,169,605
Net increase (decrease) in net assets resulting from operations		$2,371,082,211
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$166,912,606	$152,336,940
Net realized gain (loss)	1,140,768,139	292,206,267
Change in net unrealized appreciation (depreciation)	1,063,401,466	1,669,974,321
Net increase (decrease) in net assets resulting from operations	2,371,082,211	2,114,517,528
Distributions to shareholders	(413,712,408)	(399,892,110)

Share transactions - net increase (decrease)	376,182,904	833,287,676
Total increase (decrease) in net assets	2,333,552,707	2,547,913,094

Net Assets
Beginning of period	11,018,162,405	8,470,249,311
End of period	$13,351,715,112	$11,018,162,405

Financial Highlights
Fidelity® Diversified International Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$44.97	$37.63	$33.99	$53.38	$41.61
Income from Investment Operations
Net investment income (loss) A,B	.65	.63	.57	.33	.16
Net realized and unrealized gain (loss)	8.67	8.47	3.56	(14.58)	12.07
Total from investment operations	9.32	9.10	4.13	(14.25)	12.23
Distributions from net investment income	(.87)	(.70)	(.14)	(.57)	(.02)
Distributions from net realized gain	(.79)	(1.06)	(.35)	(4.57)	(.45)
Total distributions	(1.66)	(1.76)	(.49)	(5.14)	(.46) C
Net asset value, end of period	$52.63	$44.97	$37.63	$33.99	$53.38
Total Return D	21.48%	24.85%	12.15%	(29.36)%	29.58%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.66%	.61%	.65%	.99%	1.01%
Expenses net of fee waivers, if any	.66%	.60%	.65%	.99%	1.01%
Expenses net of all reductions, if any	.66%	.60%	.65%	.99%	1.01%
Net investment income (loss)	1.38%	1.45%	1.45%	.80%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$12,056,104	$9,913,806	$7,407,098	$7,230,515	$11,529,722
Portfolio turnover rate G,H	47%	35%	22%	20%	29%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Diversified International Fund Class K

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$44.89	$37.57	$33.94	$53.32	$41.56
Income from Investment Operations
Net investment income (loss) A,B	.69	.68	.61	.38	.21
Net realized and unrealized gain (loss)	8.64	8.44	3.56	(14.58)	12.06
Total from investment operations	9.33	9.12	4.17	(14.20)	12.27
Distributions from net investment income	(.89)	(.75)	(.19)	(.62)	(.06)
Distributions from net realized gain	(.79)	(1.06)	(.35)	(4.57)	(.45)
Total distributions	(1.68)	(1.80) C	(.54)	(5.18) C	(.51)
Net asset value, end of period	$52.54	$44.89	$37.57	$33.94	$53.32
Total Return D	21.57%	24.97%	12.29%	(29.31)%	29.71%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.59%	.50%	.54%	.88%	.91%
Expenses net of fee waivers, if any	.59%	.50%	.54%	.88%	.91%
Expenses net of all reductions, if any	.59%	.50%	.54%	.88%	.91%
Net investment income (loss)	1.46%	1.56%	1.56%	.91%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$1,295,611	$1,104,357	$1,063,151	$1,396,859	$3,306,774
Portfolio turnover rate G,H	47%	35%	22%	20%	29%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.

Notes to Financial Statements
For the period ended October 31, 2025

1. Organization.
Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Diversified International Fund	$123,338

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustee compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,753,726,643
Gross unrealized depreciation	(142,697,631)
Net unrealized appreciation (depreciation)	$4,611,029,012
Tax Cost	$8,652,847,646

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$213,640,316
Undistributed long-term capital gain	$1,083,118,915
Net unrealized appreciation (depreciation) on securities and other investments	$4,611,951,894

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$216,280,544	$160,121,285
Long-term Capital Gains	197,431,864	239,770,825
Total	$413,712,408	$ 399,892,110

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International Fund	5,551,866,064	5,440,972,990

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Diversified International Fund	1,513,290	67,940,579

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Diversified International Fund	2,676,493	43,852,349	110,362,436

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Diversified International Fund	1,187,445	55,311,198
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Diversified International	.79
Class K	.68

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Diversified International	.75
Class K	.67

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Diversified International Fund	MSCI EAFE Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Diversified International. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (.09)%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Diversified International Fund	9,226

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Diversified International Fund	168,543,890	164,620,476	59,088,420
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Diversified International Fund	16,136
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Diversified International Fund	29,553	-	-
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Diversified International Fund
Distributions to shareholders
Diversified International	$371,565,810	$350,399,026
Class K	42,146,598	49,493,084
Total	$413,712,408	$399,892,110
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Diversified International Fund
Diversified International
Shares sold	27,137,511	34,479,828	$1,248,651,885	$1,495,985,575
Reinvestment of distributions	7,395,536	7,644,991	322,593,265	300,983,288
Shares redeemed	(25,891,520)	(18,521,934)	(1,198,706,545)	(803,075,098)
Net increase (decrease)	8,641,527	23,602,885	$372,538,605	$993,893,765
Class K
Shares sold	6,661,040	4,533,810	$311,883,775	$196,601,168
Reinvestment of distributions	967,876	1,259,505	42,121,949	49,460,747
Shares redeemed	(7,568,852)	(9,489,207)	(350,361,425)	(406,668,004)
Net increase (decrease)	60,064	(3,695,892)	$3,644,299	$(160,606,089)
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Diversified International Fund	31%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Diversified International Fund	36%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Overseas Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.0%
	Shares	Value ($)
BAILIWICK OF JERSEY - 0.3%
Financials - 0.3%
Capital Markets - 0.3%
JTC PLC (a)(b)	1,730,500	29,644,586
BELGIUM - 1.2%
Financials - 1.2%
Banks - 1.2%
KBC Group NV	740,190	88,944,016
CANADA - 0.9%
Information Technology - 0.9%
Software - 0.9%
Constellation Software Inc/Canada	23,100	60,792,092
Constellation Software Inc/Canada warrants 3/31/2040 (c)(d)	62,100	4
Lumine Group Inc Subordinate Voting Shares (a)(c)	181,022	4,323,722

TOTAL CANADA		65,115,818
CHINA - 1.5%
Communication Services - 1.5%
Interactive Media & Services - 1.5%
Tencent Holdings Ltd	1,394,300	113,255,869
DENMARK - 2.4%
Health Care - 0.2%
Pharmaceuticals - 0.2%
Novo Nordisk A/S Series B	368,300	18,132,040
Industrials - 1.7%
Air Freight & Logistics - 1.7%
DSV A/S	570,300	121,032,343
Materials - 0.5%
Chemicals - 0.5%
Novonesis Novozymes B Series B	602,536	36,009,221
TOTAL DENMARK		175,173,604
FRANCE - 9.9%
Consumer Discretionary - 2.3%
Hotels, Restaurants & Leisure - 0.6%
Accor SA	967,100	49,215,233
Textiles, Apparel & Luxury Goods - 1.7%
Hermes International SCA	33,254	82,371,650
LVMH Moet Hennessy Louis Vuitton SE	57,900	40,925,063
		123,296,713
TOTAL CONSUMER DISCRETIONARY		172,511,946

Consumer Staples - 1.0%
Food Products - 1.0%
Danone SA	869,600	76,800,152
Industrials - 4.3%
Aerospace & Defense - 4.3%
Safran SA	561,300	199,440,281
Thales SA	420,500	119,906,801
		319,347,082
Information Technology - 0.4%
IT Services - 0.4%
Alten SA	318,856	26,259,973
Materials - 1.9%
Chemicals - 1.9%
Air Liquide SA	720,051	139,357,891
TOTAL FRANCE		734,277,044
GERMANY - 11.2%
Communication Services - 1.1%
Diversified Telecommunication Services - 1.1%
Deutsche Telekom AG	2,665,500	82,564,357
Financials - 5.0%
Capital Markets - 1.6%
Deutsche Boerse AG	458,591	116,133,665
Insurance - 3.4%
Allianz SE	343,001	137,832,161
Hannover Rueck SE	394,564	112,516,084
		250,348,245
TOTAL FINANCIALS		366,481,910

Health Care - 0.7%
Health Care Providers & Services - 0.7%
Fresenius SE & Co KGaA	940,300	54,213,516
Industrials - 0.9%
Aerospace & Defense - 0.9%
MTU Aero Engines AG	161,500	70,384,439
Information Technology - 2.5%
Software - 2.5%
SAP SE	705,170	183,395,343
Materials - 1.0%
Construction Materials - 1.0%
Heidelberg Materials AG	307,100	72,046,791
TOTAL GERMANY		829,086,356
INDIA - 0.9%
Financials - 0.9%
Banks - 0.9%
HDFC Bank Ltd/Gandhinagar	5,872,500	65,317,628
INDONESIA - 0.7%
Financials - 0.7%
Banks - 0.7%
Bank Central Asia Tbk PT	120,374,600	61,630,835
IRELAND - 0.9%
Industrials - 0.9%
Building Products - 0.9%
Kingspan Group PLC	863,900	64,625,755
ITALY - 4.8%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.4%
Lottomatica Group Spa	1,143,200	28,172,629
Financials - 3.4%
Banks - 3.4%
FinecoBank Banca Fineco SpA	2,656,600	60,660,795
Intesa Sanpaolo SpA	13,278,500	85,584,519
UniCredit SpA	1,369,500	101,406,946
		247,652,260
Health Care - 0.8%
Health Care Equipment & Supplies - 0.0%
GVS SpA (a)(b)(c)	299,900	1,486,423
Pharmaceuticals - 0.8%
Recordati Industria Chimica e Farmaceutica SpA (e)	1,025,030	60,847,293
TOTAL HEALTH CARE		62,333,716

Industrials - 0.2%
Machinery - 0.2%
Interpump Group SpA	293,100	15,101,525
TOTAL ITALY		353,260,130
JAPAN - 17.2%
Communication Services - 2.4%
Entertainment - 2.4%
Capcom Co Ltd	1,746,700	45,611,783
Nintendo Co Ltd	1,515,200	129,231,251
		174,843,034
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Food & Life Cos Ltd	168,900	8,236,218
Consumer Staples - 1.7%
Food Products - 1.7%
Ajinomoto Co Inc	4,449,400	126,255,442
Financials - 1.9%
Insurance - 1.9%
Tokio Marine Holdings Inc	3,740,900	139,510,126
Health Care - 2.1%
Health Care Equipment & Supplies - 2.1%
Hoya Corp	973,400	158,443,573
Industrials - 6.3%
Industrial Conglomerates - 3.1%
Hitachi Ltd	6,690,850	230,886,642
Machinery - 2.6%
Ebara Corp	1,696,800	45,483,621
Mitsubishi Heavy Industries Ltd	4,861,000	146,752,059
		192,235,680
Professional Services - 0.6%
BayCurrent Inc	1,018,200	46,678,236
TOTAL INDUSTRIALS		469,800,558

Information Technology - 2.8%
IT Services - 0.3%
TIS Inc	673,500	23,227,905
Semiconductors & Semiconductor Equipment - 1.6%
Advantest Corp	759,700	113,761,904
Technology Hardware, Storage & Peripherals - 0.9%
FUJIFILM Holdings Corp	2,918,700	67,645,809
TOTAL INFORMATION TECHNOLOGY		204,635,618

TOTAL JAPAN		1,281,724,569
NETHERLANDS - 3.3%
Industrials - 0.2%
Trading Companies & Distributors - 0.2%
IMCD NV	159,124	16,503,617
Information Technology - 3.1%
Semiconductors & Semiconductor Equipment - 3.1%
ASM International NV	111,578	72,279,035
ASML Holding NV	146,261	154,780,406
		227,059,441
TOTAL NETHERLANDS		243,563,058
SINGAPORE - 0.7%
Consumer Discretionary - 0.7%
Broadline Retail - 0.7%
Sea Ltd Class A ADR (c)	365,000	57,031,250
SPAIN - 6.8%
Financials - 4.9%
Banks - 4.9%
Banco Santander SA	19,953,300	202,990,686
CaixaBank SA	14,724,000	155,628,970
		358,619,656
Utilities - 1.9%
Electric Utilities - 1.9%
Iberdrola SA	7,110,000	144,093,009
TOTAL SPAIN		502,712,665
SWEDEN - 1.8%
Health Care - 0.5%
Life Sciences Tools & Services - 0.5%
AddLife AB B Shares	1,577,972	34,116,518
Industrials - 1.3%
Building Products - 0.3%
Assa Abloy AB B Shares	575,400	21,683,700
Machinery - 1.0%
Indutrade AB	2,855,816	76,353,492
TOTAL INDUSTRIALS		98,037,192

Information Technology - 0.0%
Software - 0.0%
Kry International Ab (c)(d)(f)	129,627	2,722,333
TOTAL SWEDEN		134,876,043
SWITZERLAND - 2.6%
Financials - 2.3%
Capital Markets - 0.6%
Partners Group Holding AG	38,970	47,572,697
Insurance - 1.7%
Zurich Insurance Group AG	170,091	118,293,432
TOTAL FINANCIALS		165,866,129

Health Care - 0.3%
Pharmaceuticals - 0.3%
Galderma Group AG	133,870	24,702,945
TOTAL SWITZERLAND		190,569,074
TAIWAN - 2.1%
Information Technology - 2.1%
Semiconductors & Semiconductor Equipment - 2.1%
Taiwan Semiconductor Manufacturing Co Ltd	3,160,000	152,632,897
UNITED KINGDOM - 15.3%
Consumer Discretionary - 3.0%
Hotels, Restaurants & Leisure - 3.0%
Compass Group PLC	4,055,898	134,249,577
InterContinental Hotels Group PLC	759,763	91,648,144
		225,897,721
Consumer Staples - 1.2%
Tobacco - 1.2%
British American Tobacco PLC	1,700,000	87,066,433
Financials - 3.9%
Banks - 2.0%
NatWest Group PLC	18,824,200	144,918,425
Capital Markets - 1.9%
3i Group PLC	2,445,100	141,499,453
TOTAL FINANCIALS		286,417,878

Industrials - 6.1%
Aerospace & Defense - 3.7%
BAE Systems PLC	3,126,400	77,014,135
Rolls-Royce Holdings PLC	12,457,500	191,706,099
		268,720,234
Professional Services - 1.5%
Intertek Group PLC	693,300	46,131,423
RELX PLC	1,558,800	68,893,343
		115,024,766
Trading Companies & Distributors - 0.9%
Diploma PLC	884,895	65,215,496
TOTAL INDUSTRIALS		448,960,496

Information Technology - 1.1%
Electronic Equipment, Instruments & Components - 1.1%
Halma PLC	1,828,682	85,186,960
TOTAL UNITED KINGDOM		1,133,529,488
UNITED STATES - 13.5%
Communication Services - 0.2%
Entertainment - 0.2%
Spotify Technology SA (c)	35,000	22,936,199
Financials - 2.4%
Capital Markets - 0.2%
S&P Global Inc	36,880	17,968,305
Financial Services - 0.9%
Visa Inc Class A	191,000	65,081,340
Insurance - 1.3%
Marsh & McLennan Cos Inc	516,700	92,050,105
TOTAL FINANCIALS		175,099,750

Health Care - 0.6%
Health Care Equipment & Supplies - 0.6%
Alcon AG	605,910	45,024,440
Industrials - 5.6%
Building Products - 0.5%
Trane Technologies PLC	78,259	35,110,900
Commercial Services & Supplies - 1.4%
Waste Connections Inc	628,300	105,371,449
Electrical Equipment - 2.6%
Schneider Electric SE	674,000	192,042,779
Professional Services - 1.1%
Experian PLC	1,746,500	81,465,841
TOTAL INDUSTRIALS		413,990,969

Materials - 4.7%
Chemicals - 1.3%
Linde PLC	238,300	99,680,890
Construction Materials - 3.4%
Amrize Ltd	726,520	37,447,716
CRH PLC	905,900	107,892,691
Holcim AG	1,132,130	100,647,755
		245,988,162
TOTAL MATERIALS		345,669,052

TOTAL UNITED STATES		1,002,720,410
TOTAL COMMON STOCKS (Cost $5,170,850,166)		7,279,691,095

Money Market Funds - 1.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.18	87,406,814	87,424,296
Fidelity Securities Lending Cash Central Fund (g)(h)	4.18	3,755,624	3,756,000
TOTAL MONEY MARKET FUNDS (Cost $91,180,296)			91,180,296

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $5,262,030,462)	7,370,871,391
NET OTHER ASSETS (LIABILITIES) - 0.8%	60,265,656
NET ASSETS - 100.0%	7,431,137,047

Legend

(a)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $35,454,731 or 0.5% of net assets.

(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,131,009 or 0.4% of net assets.

(c)	Non-income producing.
(d)	Level 3 security.
(e)	Security or a portion of the security is on loan at period end.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,722,333 or 0.0% of net assets.

(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International Ab	5/14/2021 - 10/30/2024	8,571,872

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	150,014,624	1,531,234,104	1,593,825,247	5,128,482	815	-	87,424,296	87,406,814	0.2%
Fidelity Securities Lending Cash Central Fund	13,619,083	220,376,279	230,239,362	146,316	-	-	3,756,000	3,755,624	0.0%
Total	163,633,707	1,751,610,383	1,824,064,609	5,274,798	815	-	91,180,296

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	393,599,459	22,936,199	370,663,260	-
Consumer Discretionary	491,849,764	225,026,980	266,822,784	-
Consumer Staples	290,122,027	126,255,442	163,866,585	-
Financials	1,985,184,774	782,746,242	1,202,438,532	-
Health Care	396,966,748	378,834,708	18,132,040	-
Industrials	2,037,783,976	938,878,938	1,098,905,038	-
Information Technology	947,008,383	426,850,093	517,435,953	2,722,337
Materials	593,082,955	281,030,518	312,052,437	-
Utilities	144,093,009	-	144,093,009	-

Money Market Funds	91,180,296	91,180,296	-	-
Total Investments in Securities:	7,370,871,391	3,273,739,416	4,094,409,638	2,722,337
Fidelity® Overseas Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $3,566,478) - See accompanying schedule:
Unaffiliated issuers (cost $5,170,850,166)	$7,279,691,095
Fidelity Central Funds (cost $91,180,296)	91,180,296

Total Investment in Securities (cost $5,262,030,462)		$7,370,871,391
Foreign currency held at value (cost $3,040,284)		3,040,284
Receivable for investments sold		35,480,068
Receivable for fund shares sold		17,352,660
Dividends receivable		11,232,200
Reclaims receivable		35,387,528
Distributions receivable from Fidelity Central Funds		393,621
Prepaid expenses		7,845
Receivable from investment adviser for expense reductions		4,700
Other receivables		47,086
Total assets		7,473,817,383
Liabilities
Payable for investments purchased	$24,009,769
Payable for fund shares redeemed	4,714,848
Accrued management fee	3,606,832
Deferred taxes	6,460,571
Other payables and accrued expenses	132,316
Collateral on securities loaned	3,756,000
Total liabilities		42,680,336
Net Assets		$7,431,137,047
Net Assets consist of:
Paid in capital		$5,065,473,600
Total accumulated earnings (loss)		2,365,663,447
Net Assets		$7,431,137,047

Net Asset Value and Maximum Offering Price
Overseas :
Net Asset Value, offering price and redemption price per share ($5,964,916,321 ÷ 78,701,295 shares)		$75.79
Class K :
Net Asset Value, offering price and redemption price per share ($1,466,220,726 ÷ 19,448,334 shares)		$75.39
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$125,449,878
Foreign Tax Reclaims		9,142,325
Income from Fidelity Central Funds (including $146,316 from security lending)		5,274,798
Income before foreign taxes withheld		$139,867,001
Less foreign taxes withheld		(12,057,042)
Total income		127,809,959
Expenses
Management fee
Basic fee	$50,286,224
Performance adjustment	(6,609,608)
Custodian fees and expenses	241,975
Independent trustees' fees and expenses	26,766
Registration fees	155,273
Audit fees	147,483
Legal	171,385
Miscellaneous	29,327
Total expenses before reductions	44,448,825
Expense reductions	(6,771)
Total expenses after reductions		44,442,054
Net Investment income (loss)		83,367,905
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	235,865,065
Fidelity Central Funds	815
Foreign currency transactions	(21,654)
Total net realized gain (loss)		235,844,226
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $5,907,229)	804,332,146
Assets and liabilities in foreign currencies	2,369,875
Total change in net unrealized appreciation (depreciation)		806,702,021
Net gain (loss)		1,042,546,247
Net increase (decrease) in net assets resulting from operations		$1,125,914,152
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$83,367,905	$116,959,291
Net realized gain (loss)	235,844,226	2,169,142,661
Change in net unrealized appreciation (depreciation)	806,702,021	(70,668,549)
Net increase (decrease) in net assets resulting from operations	1,125,914,152	2,215,433,403
Distributions to shareholders	(89,012,888)	(91,103,428)

Share transactions - net increase (decrease)	100,403,309	(3,207,644,234)
Total increase (decrease) in net assets	1,137,304,573	(1,083,314,259)

Net Assets
Beginning of period	6,293,832,474	7,377,146,733
End of period	$7,431,137,047	$6,293,832,474

Financial Highlights
Fidelity® Overseas Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$65.03	$52.19	$46.55	$69.79	$50.91
Income from Investment Operations
Net investment income (loss) A,B	.85	.85	.67	.47	.21
Net realized and unrealized gain (loss)	10.78	12.61	5.36	(20.64)	18.98
Total from investment operations	11.63	13.46	6.03	(20.17)	19.19
Distributions from net investment income	(.87)	(.62)	(.39)	(.20)	(.11)
Distributions from net realized gain	-	-	-	(2.87)	(.21)
Total distributions	(.87)	(.62)	(.39)	(3.07)	(.31) C
Net asset value, end of period	$75.79	$65.03	$52.19	$46.55	$69.79
Total Return D	18.10%	25.94%	12.95%	(30.12)%	37.83%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.67%	.69%	.73%	.95%	.99%
Expenses net of fee waivers, if any	.67%	.69%	.72%	.95%	.98%
Expenses net of all reductions, if any	.67%	.69%	.72%	.94%	.98%
Net investment income (loss)	1.21%	1.34%	1.23%	.84%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$5,964,916	$4,962,649	$6,684,862	$6,175,776	$8,981,609
Portfolio turnover rate G	50%	35% H	34%	25%	30% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Overseas Fund Class K

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$64.91	$52.11	$46.48	$69.68	$50.83
Income from Investment Operations
Net investment income (loss) A,B	.89	.89	.73	.54	.27
Net realized and unrealized gain (loss)	10.73	12.59	5.34	(20.60)	18.95
Total from investment operations	11.62	13.48	6.07	(20.06)	19.22
Distributions from net investment income	(1.14)	(.68)	(.44)	(.26)	(.16)
Distributions from net realized gain	-	-	-	(2.87)	(.21)
Total distributions	(1.14)	(.68)	(.44)	(3.14) C	(.37)
Net asset value, end of period	$75.39	$64.91	$52.11	$46.48	$69.68
Total Return D	18.20%	26.04%	13.06%	(30.04)%	37.97%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.59%	.64%	.62%	.84%	.89%
Expenses net of fee waivers, if any	.59%	.63%	.61%	.84%	.88%
Expenses net of all reductions, if any	.59%	.63%	.61%	.84%	.88%
Net investment income (loss)	1.28%	1.40%	1.34%	.94%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$1,466,221	$1,331,184	$692,284	$620,003	$1,591,397
Portfolio turnover rate G	50%	35% H	34%	25%	30% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2025

1. Organization.
Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Overseas Fund	$20,682

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,164,082,667
Gross unrealized depreciation	(128,451,784)
Net unrealized appreciation (depreciation)	$2,035,630,883
Tax Cost	$5,335,240,508

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$118,116,030
Undistributed long-term capital gain	$216,117,303
Net unrealized appreciation (depreciation) on securities and other investments	$2,037,889,261

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$89,012,888	$91,103,428

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Overseas Fund	3,434,633,711	3,318,933,476
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Overseas	.78
Class K	.68

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Overseas	.75
Class K	.68

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Overseas Fund	MSCI EAFE Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Overseas. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (.10)%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Overseas Fund	498

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Overseas Fund	144,776,052	71,364,294	3,718,935

Prior Fiscal Year Affiliated Redemptions In-Kind. Affiliated shareholders redeemed shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Overseas Fund	73,699,426	1,994,718,961	5,011,560,692
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Overseas Fund	9,224
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Overseas Fund	15,405	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,071.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,700.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Overseas Fund
Distributions to shareholders
Overseas	$65,840,551	$80,812,559
Class K	23,172,337	10,290,869
Total	$89,012,888	$91,103,428
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Overseas Fund
Overseas
Shares sold	15,497,372	33,392,063	$1,082,733,783	$2,093,817,387
Reinvestment of distributions	761,890	1,223,215	49,385,702	70,139,126
Shares redeemed	(13,874,173)	(86,383,538)	(955,092,537)	(5,822,142,918)
Net increase (decrease)	2,385,089	(51,768,260)	$177,026,948	$(3,658,186,405)
Class K
Shares sold	4,921,715	10,389,470	$342,144,644	$652,824,553
Reinvestment of distributions	359,651	179,942	23,172,337	10,290,869
Shares redeemed	(6,340,679)	(3,346,586)	(441,940,620)	(212,573,251)
Net increase (decrease)	(1,059,313)	7,222,826	$(76,623,639)	$450,542,171
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
13. Reorganization.
The Board of Trustees of Fidelity Advisor Overseas Fund approved an Agreement and Plan of Reorganization (the Agreement) between Fidelity Advisor Overseas Fund and Fidelity Overseas Fund. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on November 13, 2025. The Agreement provided for the transfer of all the assets and the assumption of all the liabilities of Fidelity Advisor Overseas Fund in exchange for corresponding shares of Fidelity Overseas Fund equal in value to the net assets of the Fund on the day the reorganization was effective.

The Fund's shareholders approved the reorganization that became effective on November 21, 2025. The reorganization qualified as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.
Fidelity® Worldwide Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($)
AUSTRALIA - 1.0%
Consumer Discretionary - 0.2%
Specialty Retail - 0.2%
Lovisa Holdings Ltd	310,528	7,363,188
Financials - 0.2%
Capital Markets - 0.2%
Pinnacle Investment Management Group Ltd	587,420	7,594,734
Industrials - 0.4%
Aerospace & Defense - 0.2%
DroneShield Ltd (a)(b)	2,775,930	6,956,395
Commercial Services & Supplies - 0.2%
Brambles Ltd	420,019	6,831,986
TOTAL INDUSTRIALS		13,788,381

Materials - 0.2%
Metals & Mining - 0.2%
Deterra Royalties Ltd	2,088,759	5,576,034
TOTAL AUSTRALIA		34,322,337
AUSTRIA - 0.2%
Materials - 0.2%
Construction Materials - 0.2%
Wienerberger AG	277,300	8,227,272
BAILIWICK OF JERSEY - 0.2%
Financials - 0.2%
Capital Markets - 0.2%
JTC PLC (b)(c)	334,500	5,730,202
BELGIUM - 0.8%
Financials - 0.3%
Banks - 0.3%
KBC Group NV	95,200	11,439,590
Health Care - 0.5%
Pharmaceuticals - 0.5%
UCB SA	63,000	16,157,272
TOTAL BELGIUM		27,596,862
CANADA - 3.5%
Energy - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
PrairieSky Royalty Ltd	3,099,700	55,648,958
Information Technology - 1.6%
IT Services - 1.3%
Shopify Inc Class A (United States) (a)	265,000	46,072,900
Software - 0.3%
Constellation Software Inc/Canada	2,100	5,526,554
Constellation Software Inc/Canada warrants 3/31/2040 (a)(d)	3,700	0
Lumine Group Inc Subordinate Voting Shares (a)(b)	185,450	4,429,486
		9,956,040
TOTAL INFORMATION TECHNOLOGY		56,028,940

Materials - 0.3%
Metals & Mining - 0.3%
Franco-Nevada Corp	66,500	12,421,899
TOTAL CANADA		124,099,797
CHINA - 1.8%
Communication Services - 0.7%
Interactive Media & Services - 0.7%
Tencent Holdings Ltd	262,800	21,346,656
Tencent Holdings Ltd ADR	31,000	2,522,470
		23,869,126
Consumer Discretionary - 0.4%
Automobiles - 0.2%
BYD Co Ltd H Shares	649,500	8,408,633
Broadline Retail - 0.1%
Alibaba Group Holding Ltd ADR	29,000	4,942,470
Hotels, Restaurants & Leisure - 0.1%
Luckin Coffee Inc ADR (a)	57,661	2,312,206
TOTAL CONSUMER DISCRETIONARY		15,663,309

Consumer Staples - 0.2%
Beverages - 0.2%
Kweichow Moutai Co Ltd A Shares (China)	27,700	5,565,413
Industrials - 0.5%
Electrical Equipment - 0.3%
Contemporary Amperex Technology Co Ltd A Shares (China)	178,100	9,728,263
Ground Transportation - 0.2%
Full Truck Alliance Co Ltd ADR	686,400	8,923,200
TOTAL INDUSTRIALS		18,651,463

TOTAL CHINA		63,749,311
DENMARK - 0.4%
Industrials - 0.4%
Air Freight & Logistics - 0.4%
DSV A/S	61,646	13,082,868
FINLAND - 0.2%
Information Technology - 0.1%
Communications Equipment - 0.1%
Nokia Oyj ADR	500,000	3,455,000
Materials - 0.1%
Paper & Forest Products - 0.1%
UPM-Kymmene Oyj	152,400	4,089,455
TOTAL FINLAND		7,544,455
FRANCE - 1.0%
Consumer Discretionary - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
LVMH Moet Hennessy Louis Vuitton SE	7,200	5,089,127
Consumer Staples - 0.5%
Food Products - 0.5%
Danone SA	159,200	14,060,009
Financials - 0.1%
Capital Markets - 0.1%
Amundi SA (b)(c)	67,800	5,025,024
Health Care - 0.3%
Health Care Equipment & Supplies - 0.3%
EssilorLuxottica SA	32,700	11,959,562
TOTAL FRANCE		36,133,722
GERMANY - 1.1%
Consumer Discretionary - 0.1%
Specialty Retail - 0.1%
Auto1 Group SE (a)	134,600	4,722,665
Health Care - 0.3%
Health Care Providers & Services - 0.3%
Fresenius SE & Co KGaA	160,000	9,224,889
Industrials - 0.4%
Air Freight & Logistics - 0.4%
Deutsche Post AG	315,511	14,496,588
Information Technology - 0.3%
Software - 0.3%
SAP SE	46,000	11,963,336
TOTAL GERMANY		40,407,478
HONG KONG - 0.9%
Financials - 0.9%
Capital Markets - 0.2%
Futu Holdings Ltd Class A ADR	44,800	8,916,992
Insurance - 0.7%
Prudential PLC	1,550,586	21,565,690
TOTAL HONG KONG		30,482,682
INDIA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Pine Labs Ltd/India (d)(e)	661,069	1,645,877
INDONESIA - 0.7%
Financials - 0.7%
Banks - 0.7%
Bank Central Asia Tbk PT	49,813,300	25,504,012
Bank Syariah Indonesia Tbk PT	2,632,104	403,600

TOTAL INDONESIA		25,907,612
IRELAND - 0.8%
Financials - 0.6%
Banks - 0.6%
AIB Group PLC	2,258,000	20,782,430
Industrials - 0.2%
Building Products - 0.2%
Kingspan Group PLC	112,700	8,430,747
TOTAL IRELAND		29,213,177
ITALY - 1.9%
Consumer Discretionary - 0.5%
Hotels, Restaurants & Leisure - 0.2%
Lottomatica Group Spa	275,429	6,787,578
Textiles, Apparel & Luxury Goods - 0.3%
Prada Spa	1,860,500	10,999,398
TOTAL CONSUMER DISCRETIONARY		17,786,976

Financials - 0.5%
Financial Services - 0.5%
BFF Bank SpA (a)(b)(c)	1,435,530	17,307,782
Health Care - 0.3%
Pharmaceuticals - 0.3%
Recordati Industria Chimica e Farmaceutica SpA	186,060	11,044,796
Industrials - 0.6%
Electrical Equipment - 0.4%
Prysmian SpA	127,300	13,179,499
Machinery - 0.2%
Interpump Group SpA	160,100	8,248,905
TOTAL INDUSTRIALS		21,428,404

TOTAL ITALY		67,567,958
JAPAN - 3.4%
Communication Services - 0.7%
Entertainment - 0.5%
Nintendo Co Ltd	215,300	18,362,915
Media - 0.2%
CyberAgent Inc	616,500	6,148,598
Wireless Telecommunication Services - 0.0%
SoftBank Group Corp	5,000	877,343
TOTAL COMMUNICATION SERVICES		25,388,856

Consumer Discretionary - 0.5%
Broadline Retail - 0.2%
Pan Pacific International Holdings Corp	1,137,500	6,766,542
Hotels, Restaurants & Leisure - 0.0%
Metaplanet Inc (a)	329,400	1,049,480
Specialty Retail - 0.3%
USS Co Ltd	1,043,900	11,528,894
TOTAL CONSUMER DISCRETIONARY		19,344,916

Industrials - 1.1%
Commercial Services & Supplies - 0.2%
Japan Elevator Service Holdings Co Ltd	626,800	7,392,181
Machinery - 0.2%
Ebara Corp	304,500	8,162,283
Professional Services - 0.2%
Timee Inc (a)(f)	909,200	8,814,125
Trading Companies & Distributors - 0.5%
ITOCHU Corp	217,100	12,581,404
TOTAL INDUSTRIALS		36,949,993

Information Technology - 0.6%
Semiconductors & Semiconductor Equipment - 0.2%
Renesas Electronics Corp	509,231	6,288,786
Technology Hardware, Storage & Peripherals - 0.4%
FUJIFILM Holdings Corp	608,400	14,100,699
TOTAL INFORMATION TECHNOLOGY		20,389,485

Materials - 0.3%
Chemicals - 0.3%
NOF Corp	546,685	9,744,622
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Katitas Co Ltd	538,000	8,758,951
TOTAL JAPAN		120,576,823
LUXEMBOURG - 0.0%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Novem Group SA (a)	232,076	853,332
NETHERLANDS - 0.7%
Information Technology - 0.7%
Semiconductors & Semiconductor Equipment - 0.7%
ASM International NV	15,100	9,781,618
BE Semiconductor Industries NV	84,400	14,359,069

TOTAL NETHERLANDS		24,140,687
NORWAY - 0.3%
Energy - 0.3%
Energy Equipment & Services - 0.3%
TGS ASA	1,137,149	9,834,317
SPAIN - 1.7%
Consumer Discretionary - 0.3%
Household Durables - 0.3%
Neinor Homes SA (b)(c)	506,968	10,085,996
Financials - 1.2%
Banks - 1.2%
Bankinter SA	1,402,400	21,127,346
CaixaBank SA	2,094,200	22,135,166
		43,262,512
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Aedas Homes SL (b)(c)	295,400	7,252,497
TOTAL SPAIN		60,601,005
SWEDEN - 2.3%
Consumer Discretionary - 0.5%
Household Durables - 0.2%
JM AB	452,900	6,469,149
Specialty Retail - 0.3%
Haypp Group AB (a)	607,852	9,866,138
TOTAL CONSUMER DISCRETIONARY		16,335,287

Financials - 0.8%
Banks - 0.8%
Noba (a)	595,900	6,002,750
Swedbank AB A1 Shares	721,550	21,949,733
		27,952,483
Health Care - 0.6%
Life Sciences Tools & Services - 0.6%
AddLife AB B Shares	1,042,024	22,529,063
Industrials - 0.1%
Machinery - 0.1%
Epiroc AB A Shares	245,900	5,207,766
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.3%
Dustin Group AB (a)(b)(c)(f)	8,145,810	1,759,449
Hexagon AB B Shares	592,500	7,222,350
		8,981,799
Software - 0.0%
Kry International Ab (a)(d)(e)	22,735	477,464
TOTAL INFORMATION TECHNOLOGY		9,459,263

TOTAL SWEDEN		81,483,862
SWITZERLAND - 2.2%
Information Technology - 2.2%
Electronic Equipment, Instruments & Components - 2.2%
TE Connectivity PLC	316,000	78,055,160
TAIWAN - 4.2%
Information Technology - 4.2%
Electronic Equipment, Instruments & Components - 0.3%
E Ink Holdings Inc	1,806,000	12,439,795
Semiconductors & Semiconductor Equipment - 3.9%
Taiwan Semiconductor Manufacturing Co Ltd	315,000	15,214,988
Taiwan Semiconductor Manufacturing Co Ltd ADR	408,000	122,575,440
		137,790,428
TOTAL TAIWAN		150,230,223
UNITED KINGDOM - 5.2%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.4%
Zegona Communications plc (a)	778,000	12,571,321
Interactive Media & Services - 0.0%
Baltic Classifieds Group PLC	337,231	1,306,910
TOTAL COMMUNICATION SERVICES		13,878,231

Consumer Discretionary - 1.2%
Hotels, Restaurants & Leisure - 0.6%
Flutter Entertainment PLC (United Kingdom) (a)	92,100	21,215,907
Household Durables - 0.1%
Beauty Tech Group PLC/The	882,600	3,072,600
Leisure Products - 0.5%
Games Workshop Group PLC	89,836	18,800,196
TOTAL CONSUMER DISCRETIONARY		43,088,703

Consumer Staples - 0.8%
Beverages - 0.2%
Diageo PLC	391,173	8,997,665
Tobacco - 0.6%
British American Tobacco PLC	384,500	19,692,379
TOTAL CONSUMER STAPLES		28,690,044

Financials - 2.1%
Banks - 0.3%
NatWest Group PLC	1,602,400	12,336,104
Capital Markets - 0.3%
London Stock Exchange Group PLC	86,328	10,758,745
Financial Services - 0.1%
Revolut Group Holdings Ltd (d)(e)	3,936	5,268,415
Insurance - 1.4%
Admiral Group PLC	242,800	10,449,338
Beazley PLC	726,200	8,877,053
Hiscox Ltd	795,547	14,370,264
Sabre Insurance Group PLC (b)(c)	7,362,608	12,960,826
		46,657,481
TOTAL FINANCIALS		75,020,745

Industrials - 0.4%
Professional Services - 0.2%
Intertek Group PLC	100,000	6,653,890
Trading Companies & Distributors - 0.2%
RS GROUP PLC	1,071,095	7,830,498
TOTAL INDUSTRIALS		14,484,388

Information Technology - 0.2%
IT Services - 0.2%
Softcat PLC	325,792	6,839,327
Real Estate - 0.1%
Specialized REITs - 0.1%
Big Yellow Group PLC (The)	364,800	5,329,124
TOTAL UNITED KINGDOM		187,330,562
UNITED STATES - 64.2%
Communication Services - 10.0%
Entertainment - 0.9%
Netflix Inc (a)	19,000	21,258,340
Spotify Technology SA (a)	15,400	10,091,928
		31,350,268
Interactive Media & Services - 9.1%
Alphabet Inc Class A	599,000	168,432,810
Meta Platforms Inc Class A	239,000	154,955,650
		323,388,460
Media - 0.0%
EchoStar Corp Class A (a)	52,000	3,893,240
TOTAL COMMUNICATION SERVICES		358,631,968

Consumer Discretionary - 8.4%
Automobiles - 1.8%
Rivian Automotive Inc Class A (a)	100	1,357
Tesla Inc (a)	141,100	64,420,616
		64,421,973
Broadline Retail - 4.1%
Amazon.com Inc (a)	599,000	146,287,780
Hotels, Restaurants & Leisure - 0.7%
DraftKings Inc Class A (a)	738,000	22,575,420
Sharplink Gaming Inc (a)	100,000	1,384,000
		23,959,420
Household Durables - 1.6%
Somnigroup International Inc	734,000	58,235,560
Specialty Retail - 0.2%
Lithia Motors Inc Class A	23,000	7,223,840
Textiles, Apparel & Luxury Goods - 0.0%
Ralph Lauren Corp Class A	4,000	1,278,640
TOTAL CONSUMER DISCRETIONARY		301,407,213

Consumer Staples - 0.9%
Consumer Staples Distribution & Retail - 0.7%
Dollar Tree Inc (a)	266,000	26,365,920
Tobacco - 0.2%
Philip Morris International Inc	49,000	7,072,170
TOTAL CONSUMER STAPLES		33,438,090

Energy - 0.1%
Energy Equipment & Services - 0.1%
Solaris Energy Infrastructure Inc Class A	67,000	3,566,410
Financials - 5.8%
Banks - 0.4%
Coastal Financial Corp/WA Class A (a)	102,000	10,863,000
Wells Fargo & Co	66,000	5,740,020
		16,603,020
Capital Markets - 5.4%
Bank of New York Mellon Corp/The	816,000	88,070,880
Coinbase Global Inc Class A (a)	54,000	18,564,120
Galaxy Digital Inc Class A (f)	256,000	8,962,560
Interactive Brokers Group Inc Class A	149,000	10,483,640
Morgan Stanley	228,000	37,392,000
Northern Trust Corp	37,100	4,773,657
Robinhood Markets Inc Class A (a)	149,000	21,870,220
Strive Inc Class A (a)	750,000	997,500
		191,114,577
TOTAL FINANCIALS		207,717,597

Health Care - 4.2%
Biotechnology - 0.8%
Alnylam Pharmaceuticals Inc (a)	65,000	29,642,600
Health Care Equipment & Supplies - 0.5%
Alcon AG	123,790	9,198,685
Intuitive Surgical Inc (a)	15,000	8,014,200
		17,212,885
Health Care Providers & Services - 0.3%
Cardinal Health Inc	12,000	2,289,240
Cencora Inc	7,000	2,364,670
HCA Healthcare Inc	16,000	7,354,880
		12,008,790
Health Care Technology - 0.0%
Veeva Systems Inc Class A (a)	4,000	1,164,800
Pharmaceuticals - 2.6%
Eli Lilly & Co	103,000	88,874,580
TOTAL HEALTH CARE		148,903,655

Industrials - 5.6%
Aerospace & Defense - 0.8%
Boeing Co (a)	46,000	9,246,920
GE Aerospace	61,000	18,845,950
		28,092,870
Electrical Equipment - 2.1%
Eaton Corp PLC	183,000	69,825,480
GE Vernova Inc	4,000	2,340,560
Vertiv Holdings Co Class A	8,000	1,542,880
		73,708,920
Ground Transportation - 0.1%
JB Hunt Transport Services Inc	9,000	1,519,740
Old Dominion Freight Line Inc	14,000	1,965,880
		3,485,620
Machinery - 2.2%
Caterpillar Inc	56,000	32,326,560
Cummins Inc	56,000	24,510,080
PACCAR Inc	219,000	21,549,600
		78,386,240
Passenger Airlines - 0.3%
United Airlines Holdings Inc (a)	113,000	10,626,520
Trading Companies & Distributors - 0.1%
Herc Holdings Inc	2,000	284,100
United Rentals Inc	4,000	3,484,720
		3,768,820
TOTAL INDUSTRIALS		198,068,990

Information Technology - 26.2%
Communications Equipment - 0.2%
Arista Networks Inc	9,000	1,419,210
Lumentum Holdings Inc (a)	20,000	4,031,200
		5,450,410
Electronic Equipment, Instruments & Components - 2.9%
Amphenol Corp Class A	447,000	62,284,980
Corning Inc	150,000	13,362,000
Teledyne Technologies Inc (a)	55,000	28,975,100
		104,622,080
IT Services - 0.4%
IBM Corporation	43,000	13,218,630
Semiconductors & Semiconductor Equipment - 11.4%
Advanced Micro Devices Inc (a)	98,000	25,099,760
Broadcom Inc	221,000	81,688,230
Lam Research Corp	40,000	6,298,400
MACOM Technology Solutions Holdings Inc (a)	9,000	1,333,170
Micron Technology Inc	110,000	24,614,700
NVIDIA Corp	1,240,000	251,087,601
Teradyne Inc	93,000	16,903,680
		407,025,541
Software - 8.2%
Circle Internet Group Inc (g)	22,230	2,822,765
Microsoft Corp	441,000	228,354,210
Palantir Technologies Inc Class A (a)	210,000	42,098,700
Pegasystems Inc	25,000	1,591,250
Strategy Inc Class A (a)	69,000	18,596,190
Stripe Inc Class B (a)(d)(e)	10,000	385,200
		293,848,315
Technology Hardware, Storage & Peripherals - 3.1%
Apple Inc	107,000	28,929,590
Pure Storage Inc Class A (a)	260,000	25,662,000
Sandisk Corp/DE	69,330	13,819,549
Western Digital Corp	283,000	42,509,430
		110,920,569
TOTAL INFORMATION TECHNOLOGY		935,085,545

Materials - 0.2%
Metals & Mining - 0.2%
Steel Dynamics Inc	37,000	5,801,600
Utilities - 2.8%
Electric Utilities - 1.6%
NextEra Energy Inc	19,000	1,546,600
NRG Energy Inc	322,000	55,338,920
		56,885,520
Independent Power and Renewable Electricity Producers - 1.2%
Talen Energy Corp (a)	108,000	43,176,240
TOTAL UTILITIES		100,061,760

TOTAL UNITED STATES		2,292,682,828
TOTAL COMMON STOCKS (Cost $2,425,085,739)		3,521,500,409

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
CHINA - 0.1%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
Bytedance Ltd Series E1 (a)(d)(e)	14,425	3,730,305
Health Care - 0.0%
Health Care Providers & Services - 0.0%
dMed Biopharmaceutical Co Ltd Series C (a)(d)(e)	120,600	963,594
TOTAL CHINA		4,693,899
UNITED STATES - 0.2%
Information Technology - 0.2%
Software - 0.2%
Anthropic PBC Series F (d)(e)	24,300	3,425,572
Databricks Inc Series K (d)(e)	2,500	375,000
OpenAI Group Pbc Series A-3 (d)(e)	4,152	1,804,210
Stripe Inc Series H (a)(d)(e)	29,122	1,121,779

TOTAL UNITED STATES		6,726,561
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $9,536,740)		11,420,460

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
UNITED STATES - 0.0%
Information Technology - 0.0%
Software - 0.0%
Strategy Inc 9% (h)	5,000	497,100
Strategy Inc Series A, 10%	5,000	545,000

TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $1,047,928)		1,042,100

Money Market Funds - 1.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (i)	4.18	25,564,749	25,569,862
Fidelity Securities Lending Cash Central Fund (i)(j)	4.18	17,817,435	17,819,217
TOTAL MONEY MARKET FUNDS (Cost $43,388,561)			43,389,079

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $2,479,058,968)	3,577,352,048
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(8,603,775)
NET ASSETS - 100.0%	3,568,748,273

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $71,507,657 or 2.0% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $60,121,776 or 1.7% of net assets.

(d)	Level 3 security.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,197,416 or 0.5% of net assets.

(f)	Security or a portion of the security is on loan at period end.
(g)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $2,822,765 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Anthropic PBC Series F	8/18/2025	3,425,513

Bytedance Ltd Series E1	11/18/2020	1,580,607

Databricks Inc Series K	9/8/2025	375,000

dMed Biopharmaceutical Co Ltd Series C	12/1/2020	1,712,900

Kry International Ab	5/14/2021 - 10/30/2024	1,503,523

OpenAI Group Pbc Series A-3	8/4/2025	1,274,200

Pine Labs Ltd/India	6/30/2021	1,940,057

Revolut Group Holdings Ltd	12/27/2024	3,423,355

Stripe Inc Class B	5/18/2021	401,283

Stripe Inc Series H	3/15/2021 - 5/25/2023	1,168,520

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Circle Internet Group Inc	12/2/2025

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	11,621,157	1,359,465,392	1,345,516,568	1,423,201	(119)	-	25,569,862	25,564,749	0.0%
Fidelity Securities Lending Cash Central Fund	5,136,327	268,473,109	255,790,219	169,327	-	-	17,819,217	17,817,435	0.1%
Total	16,757,484	1,627,938,501	1,601,306,787	1,592,528	(119)	-	43,389,079

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	421,768,181	381,181,267	40,586,914	-
Consumer Discretionary	441,740,712	429,885,043	11,855,669	-
Consumer Staples	81,753,556	39,003,503	42,750,053	-
Energy	69,049,685	69,049,685	-	-
Financials	478,223,393	380,655,261	92,299,717	5,268,415
Health Care	219,819,237	219,819,237	-	-
Industrials	344,589,588	330,093,000	14,496,588	-
Information Technology	1,297,292,843	1,239,994,143	54,790,159	2,508,541
Materials	45,860,882	45,860,882	-	-
Real Estate	21,340,572	21,340,572	-	-
Utilities	100,061,760	100,061,760	-	-

Convertible Preferred Stocks
Communication Services	3,730,305	-	-	3,730,305
Health Care	963,594	-	-	963,594
Information Technology	6,726,561	-	-	6,726,561

Non-Convertible Preferred Stocks
Information Technology	1,042,100	1,042,100	-	-

Money Market Funds	43,389,079	43,389,079	-	-
Total Investments in Securities:	3,577,352,048	3,301,375,532	256,779,100	19,197,416
Fidelity® Worldwide Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $17,369,865) - See accompanying schedule:
Unaffiliated issuers (cost $2,435,670,407)	$3,533,962,969
Fidelity Central Funds (cost $43,388,561)	43,389,079

Total Investment in Securities (cost $2,479,058,968)		$3,577,352,048
Cash		136,729
Foreign currency held at value (cost $61,207)		61,138
Receivable for investments sold		44,905,280
Receivable for fund shares sold		852,011
Dividends receivable		2,655,419
Reclaims receivable		4,095,917
Distributions receivable from Fidelity Central Funds		114,159
Prepaid expenses		3,575
Other receivables		32,171
Total assets		3,630,208,447
Liabilities
Payable for investments purchased	$39,381,897
Payable for fund shares redeemed	1,485,790
Accrued management fee	2,558,515
Distribution and service plan fees payable	48,526
Other payables and accrued expenses	166,229
Collateral on securities loaned	17,819,217
Total liabilities		61,460,174
Net Assets		$3,568,748,273
Net Assets consist of:
Paid in capital		$2,128,301,121
Total accumulated earnings (loss)		1,440,447,152
Net Assets		$3,568,748,273

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($139,457,113 ÷ 3,508,213 shares)(a)		$39.75
Maximum offering price per share (100/94.25 of $39.75)		$42.18
Class M :
Net Asset Value and redemption price per share ($25,119,586 ÷ 640,295 shares)(a)		$39.23
Maximum offering price per share (100/96.50 of $39.23)		$40.65
Class C :
Net Asset Value and offering price per share ($11,684,719 ÷ 316,455 shares)(a)		$36.92
Worldwide :
Net Asset Value, offering price and redemption price per share ($3,105,446,798 ÷ 76,322,881 shares)		$40.69
Class I :
Net Asset Value, offering price and redemption price per share ($167,533,023 ÷ 4,157,648 shares)		$40.30
Class Z :
Net Asset Value, offering price and redemption price per share ($119,507,034 ÷ 2,921,669 shares)		$40.90
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$44,099,117
Income from Fidelity Central Funds (including $169,327 from security lending)		1,592,528
Income before foreign taxes withheld		$45,691,645
Less foreign taxes withheld		(1,340,163)
Total income		44,351,482
Expenses
Management fee
Basic fee	$24,963,104
Performance adjustment	(102,522)
Distribution and service plan fees	530,802
Custodian fees and expenses	98,737
Independent trustees' fees and expenses	12,896
Registration fees	158,598
Audit fees	94,977
Legal	11,597
Miscellaneous	13,047
Total expenses		25,781,236
Net Investment income (loss)		18,570,246
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	378,715,518
Fidelity Central Funds	(119)
Foreign currency transactions	479,626
Total net realized gain (loss)		379,195,025
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $93,469)	171,160,403
Assets and liabilities in foreign currencies	248,126
Total change in net unrealized appreciation (depreciation)		171,408,529
Net gain (loss)		550,603,554
Net increase (decrease) in net assets resulting from operations		$569,173,800
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,570,246	$16,523,067
Net realized gain (loss)	379,195,025	447,005,881
Change in net unrealized appreciation (depreciation)	171,408,529	562,833,369
Net increase (decrease) in net assets resulting from operations	569,173,800	1,026,362,317
Distributions to shareholders	(409,305,948)	(24,710,933)

Share transactions - net increase (decrease)	265,210,358	(96,724,546)
Total increase (decrease) in net assets	425,078,210	904,926,838

Net Assets
Beginning of period	3,143,670,063	2,238,743,225
End of period	$3,568,748,273	$3,143,670,063

Financial Highlights
Fidelity Advisor® Worldwide Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$38.23	$26.90	$25.75	$40.06	$31.49
Income from Investment Operations
Net investment income (loss) A,B	.11	.09	.11	.09	(.13)
Net realized and unrealized gain (loss)	6.42	11.44	2.52	(9.90)	11.40
Total from investment operations	6.53	11.53	2.63	(9.81)	11.27
Distributions from net investment income	(.21)	(.20)	(.11)	(.07)	-
Distributions from net realized gain	(4.80)	-	(1.37)	(4.43)	(2.70)
Total distributions	(5.01)	(.20)	(1.48)	(4.50)	(2.70)
Net asset value, end of period	$39.75	$38.23	$26.90	$25.75	$40.06
Total Return C,D	18.67%	43.09%	10.62%	(27.31)%	37.72%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.06%	.99%	.96%	1.21%	1.29%
Expenses net of fee waivers, if any	1.06%	.99%	.95%	1.21%	1.28%
Expenses net of all reductions, if any	1.06%	.99%	.95%	1.21%	1.28%
Net investment income (loss)	.30%	.25%	.41%	.28%	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$139,457	$112,959	$73,935	$68,608	$99,731
Portfolio turnover rate G	144%	108%	114%	137%	96%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Worldwide Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$37.79	$26.60	$25.44	$39.62	$31.19
Income from Investment Operations
Net investment income (loss) A,B	.02	- C	.04	.01	(.22)
Net realized and unrealized gain (loss)	6.34	11.32	2.51	(9.81)	11.29
Total from investment operations	6.36	11.32	2.55	(9.80)	11.07
Distributions from net investment income	(.13)	(.13)	(.02)	-	-
Distributions from net realized gain	(4.80)	-	(1.37)	(4.38)	(2.64)
Total distributions	(4.92) D	(.13)	(1.39)	(4.38)	(2.64)
Net asset value, end of period	$39.23	$37.79	$26.60	$25.44	$39.62
Total Return E,F	18.38%	42.69%	10.39%	(27.53)%	37.37%
Ratios to Average Net Assets A,G,H
Expenses before reductions	1.32%	1.24%	1.21%	1.47%	1.55%
Expenses net of fee waivers, if any	1.32%	1.24%	1.21%	1.47%	1.55%
Expenses net of all reductions, if any	1.32%	1.24%	1.20%	1.47%	1.55%
Net investment income (loss)	.05%	-%	.15%	.02%	(.61)%
Supplemental Data
Net assets, end of period (000 omitted)	$25,120	$23,275	$16,051	$15,275	$22,771
Portfolio turnover rate I	144%	108%	114%	137%	96%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CAmount represents less than $.005 per share.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Worldwide Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$35.85	$25.25	$24.33	$38.05	$30.14
Income from Investment Operations
Net investment income (loss) A,B	(.15)	(.17)	(.10)	(.15)	(.39)
Net realized and unrealized gain (loss)	5.98	10.77	2.39	(9.39)	10.88
Total from investment operations	5.83	10.60	2.29	(9.54)	10.49
Distributions from net realized gain	(4.76)	-	(1.37)	(4.18)	(2.58)
Total distributions	(4.76)	-	(1.37)	(4.18)	(2.58)
Net asset value, end of period	$36.92	$35.85	$25.25	$24.33	$38.05
Total Return C,D	17.78%	41.98%	9.76%	(27.89)%	36.63%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.82%	1.74%	1.76%	2.00%	2.08%
Expenses net of fee waivers, if any	1.82%	1.74%	1.75%	2.00%	2.08%
Expenses net of all reductions, if any	1.82%	1.74%	1.75%	2.00%	2.08%
Net investment income (loss)	(.45)%	(.51)%	(.39)%	(.51)%	(1.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$11,685	$10,681	$7,292	$8,517	$13,602
Portfolio turnover rate G	144%	108%	114%	137%	96%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Worldwide Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$39.00	$27.44	$26.26	$40.76	$31.97
Income from Investment Operations
Net investment income (loss) A,B	.21	.19	.19	.18	(.02)
Net realized and unrealized gain (loss)	6.58	11.66	2.57	(10.09)	11.58
Total from investment operations	6.79	11.85	2.76	(9.91)	11.56
Distributions from net investment income	(.30)	(.29)	(.21)	(.16)	(.02)
Distributions from net realized gain	(4.80)	-	(1.37)	(4.43)	(2.75)
Total distributions	(5.10)	(.29)	(1.58)	(4.59)	(2.77)
Net asset value, end of period	$40.69	$39.00	$27.44	$26.26	$40.76
Total Return C	19.02%	43.51%	10.95%	(27.12)%	38.11%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.77%	.70%	.67%	.92%	1.00%
Expenses net of fee waivers, if any	.77%	.70%	.66%	.92%	1.00%
Expenses net of all reductions, if any	.77%	.70%	.66%	.92%	1.00%
Net investment income (loss)	.59%	.54%	.70%	.57%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,105,447	$2,836,498	$1,982,943	$1,899,788	$2,896,684
Portfolio turnover rate F	144%	108%	114%	137%	96%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Worldwide Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$38.69	$27.23	$26.04	$40.46	$31.77
Income from Investment Operations
Net investment income (loss) A,B	.20	.18	.19	.17	(.03)
Net realized and unrealized gain (loss)	6.51	11.57	2.56	(10.01)	11.49
Total from investment operations	6.71	11.75	2.75	(9.84)	11.46
Distributions from net investment income	(.31)	(.29)	(.19)	(.16)	(.02)
Distributions from net realized gain	(4.80)	-	(1.37)	(4.43)	(2.75)
Total distributions	(5.10) C	(.29)	(1.56)	(4.58) C	(2.77)
Net asset value, end of period	$40.30	$38.69	$27.23	$26.04	$40.46
Total Return D	18.98%	43.45%	10.97%	(27.13)%	38.06%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.81%	.73%	.67%	.94%	1.02%
Expenses net of fee waivers, if any	.81%	.72%	.67%	.93%	1.02%
Expenses net of all reductions, if any	.81%	.72%	.67%	.93%	1.02%
Net investment income (loss)	.55%	.51%	.69%	.56%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$167,533	$65,286	$41,289	$33,226	$86,852
Portfolio turnover rate G	144%	108%	114%	137%	96%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Worldwide Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$38.63	$27.20	$26.05	$40.48	$31.76
Income from Investment Operations
Net investment income (loss) A,B	.25	.22	.22	.21	.02
Net realized and unrealized gain (loss)	6.57	11.55	2.55	(10.01)	11.50
Total from investment operations	6.82	11.77	2.77	(9.80)	11.52
Distributions from net investment income	-	(.34)	(.25)	(.20)	(.05)
Distributions from net realized gain	(4.55)	-	(1.37)	(4.43)	(2.75)
Total distributions	(4.55)	(.34)	(1.62)	(4.63)	(2.80)
Net asset value, end of period	$40.90	$38.63	$27.20	$26.05	$40.48
Total Return C	19.12%	43.63%	11.10%	(27.05)%	38.27%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.69%	.62%	.55%	.81%	.90%
Expenses net of fee waivers, if any	.69%	.61%	.55%	.81%	.90%
Expenses net of all reductions, if any	.69%	.61%	.55%	.81%	.90%
Net investment income (loss)	.67%	.62%	.81%	.68%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$119,507	$94,971	$117,232	$76,829	$115,963
Portfolio turnover rate F	144%	108%	114%	137%	96%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.

Notes to Financial Statements
For the period ended October 31, 2025

1. Organization.
Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Worldwide, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,150,230,200
Gross unrealized depreciation	(72,994,918)
Net unrealized appreciation (depreciation)	$1,077,235,282
Tax Cost	$2,500,116,766

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,698,686
Undistributed long-term capital gain	$345,484,408
Net unrealized appreciation (depreciation) on securities and other investments	$1,077,357,532

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$93,349,455	$24,710,933
Long-term Capital Gains	315,956,493	-
Total	$409,305,948	$24,710,933

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Worldwide Fund	4,641,473,188	4,778,707,018
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.83
Class M	.84
Class C	.84
Worldwide	.79
Class I	.81
Class Z	.69

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.81
Class M	.81
Class C	.81
Worldwide	.77
Class I	.80
Class Z	.68

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Worldwide Fund	MSCI World Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Worldwide. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was less than .005%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	306,416	9,295
Class M	.25%	.25%	116,510	91
Class C	.75%	.25%	107,876	17,319
			530,802	26,705

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	70,278
Class M	1,653
Class CA	229
72,160

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Worldwide Fund	65,562

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Worldwide Fund	275,180,627	358,811,214	16,368,500
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Worldwide Fund	4,411
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Worldwide Fund	17,873	-	-
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Worldwide Fund
Distributions to shareholders
Class A	$15,054,941	$552,793
Class M	3,022,125	75,550
Class C	1,421,317	-
Worldwide	370,044,974	21,114,973
Class I	8,710,115	439,298
Class Z	11,052,476	2,528,319
Total	$409,305,948	$24,710,933
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Worldwide Fund
Class A
Shares sold	660,436	581,446	$23,210,461	$20,483,863
Reinvestment of distributions	421,629	18,512	14,950,974	547,575
Shares redeemed	(528,604)	(393,376)	(18,660,279)	(13,545,664)
Net increase (decrease)	553,461	206,582	$19,501,156	$7,485,774
Class M
Shares sold	73,613	123,303	$2,522,447	$4,403,391
Reinvestment of distributions	85,853	2,570	3,010,850	75,321
Shares redeemed	(135,006)	(113,480)	(4,664,442)	(3,886,219)
Net increase (decrease)	24,460	12,393	$868,855	$592,493
Class C
Shares sold	53,108	74,442	$1,728,482	$2,408,430
Reinvestment of distributions	42,052	-	1,394,017	-
Shares redeemed	(76,633)	(65,335)	(2,520,638)	(2,097,615)
Net increase (decrease)	18,527	9,107	$601,861	$310,815
Worldwide
Shares sold	11,125,071	13,320,525	$406,856,229	$469,690,538
Reinvestment of distributions	9,586,818	660,086	347,042,795	19,906,749
Shares redeemed	(17,123,914)	(13,501,211)	(612,724,839)	(478,120,242)
Net increase (decrease)	3,587,975	479,400	$141,174,185	$11,477,045
Class I
Shares sold	3,083,198	625,867	$107,745,451	$22,688,518
Reinvestment of distributions	240,155	14,127	8,611,970	422,756
Shares redeemed	(853,180)	(468,852)	(29,566,477)	(16,856,657)
Net increase (decrease)	2,470,173	171,142	$86,790,944	$6,254,617
Class Z
Shares sold	1,171,013	9,206,355	$42,221,273	$308,697,406
Reinvestment of distributions	287,410	83,334	10,453,118	2,489,237
Shares redeemed	(995,033)	(11,140,674)	(36,401,034)	(434,031,933)
Net increase (decrease)	463,390	(1,850,985)	$16,273,357	$(122,845,290)
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Diversified International Fund and Fidelity Worldwide Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund and Fidelity Worldwide Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Overseas Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Overseas Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2025, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Diversified International Fund	$1,139,093,813
Fidelity Overseas Fund	$228,198,009
Fidelity Worldwide Fund	$346,713,708

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December, 2024
Fidelity Worldwide Fund	100%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Diversified International Fund	$17,237,208
Fidelity Overseas Fund	$5,521,095
Fidelity Worldwide Fund	$888,664

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2024	-	-	-	2%	-	-	2%
Fidelity Overseas Fund
December, 2024	-	-	-	5%	-	-	4%
Fidelity Worldwide Fund
December, 2024	13%	14%	17%	12%	12%	23%	-

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2024	-	-	-	79.87%	-	-	77.70%
Fidelity Overseas Fund
December, 2024	-	-	-	100%	-	-	100%
Fidelity Worldwide Fund
December, 2024	30.87%	33.57%	39.87%	28.64%	28.45%	53.43%	-

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

	Class A	Class M	Class C	Retail Class	Class I	Class Z	Class K
Fidelity Worldwide Fund
December, 2024	0.03%	0.03%	0.03%	0.02%	0.02%	0.04%	-

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund
Diversified International	12/16/2024	$0.8476	$0.0657
Class K	12/16/2024	$0.8712	$0.0657
Fidelity Overseas Fund
Overseas	12/16/2024	$0.9184	$0.1066
Class K	12/16/2024	$1.1791	$0.1066

The funds will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Diversified International Fund
Fidelity Overseas Fund
Fidelity Worldwide Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in that fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending under separate agreements.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. For Fidelity Diversified International Fund, the fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2025, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, each fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that, in exchange for the variable management fee, each class of each fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of each fund's management fee and total expense ratio for the retail class of each fund, the Board considered the effective management fee rate for the retail class of each fund from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and fund paid 12b-1 fees (for Fidelity Overseas Fund and Fidelity Worldwide Fund). The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. The Board also considered information about the impact of each fund's performance adjustment.

Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account each fund's performance adjustment) of the retail class of each fund relative to funs and classes in the total peer group; (ii) gross management fee comparisons of the retail class of each fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to each fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of each fund, relative to funds and classes in the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of each fund relative to the asset-sized peer group. The asset-sized peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. The information provided to the Board indicated that the total expense ratio of the retail class of each fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
The Board considered that each fund has a variable management fee that covers expenses beyond portfolio management, unlike the majority of funds within the total peer group. The Board further considered that, when compared to the total expenses of its competitors, each fund ranked below its competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, each fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.
In connection with its consideration of each fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that each fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that each fund's management contract incorporates a variable management fee structure, which provides for breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as each fund; and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through May 31, 2026.

1.754543.125
IBD-ANN-1225

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	December 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	December 22, 2025

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	December 22, 2025